UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 070302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

324366

Item 1.	Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–0.48 5.31%	–0.51 5.28%	3.91 5.10%	9.15 9.77%	1.11 1.11%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.63 5.16	–0.72 5.06	3.74 4.92	8.96 9.57	1.31 1.31
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–0.10 4.76	–0.60 4.23	3.82 4.13	8.75 8.75	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	3.83 4.80	3.30 4.27	4.13 4.13	8.75 8.75	2.06 2.06
Class I Shares	No Sales Charge		5/1/1989	5.43	5.53	5.36	10.05	0.86
Class R1 Shares	No Sales Charge		1/2/2004	5.38	5.46	5.26	9.94	0.96
Class R2 Shares	No Sales Charge		1/2/2004	5.25	5.16	5.02	9.67	1.21
Class R3 Shares	No Sales Charge		4/28/2006	5.11	4.92	4.72	9.38	1.46
Class R6 Shares	No Sales Charge		12/15/2017	5.45	5.63	N/A	2.82	0.77

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell Midcap® Value Index[4]	8.28%	5.76%	7.83%	14.98%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[5]	4.36	4.99	2.05	3.12
Balanced Composite Index[6]	7.02	5.86	5.68	10.36
Morningstar Allocation – 50% to 70% Equity Category Average[7]	7.04	6.02	5.53	9.42

4.

The Russell Midcap® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,053.10	$5.70	$1,019.24	$5.61	1.12%

Investor Class Shares	$1,000.00	$1,051.60	$6.77	$1,018.20	$6.66	1.33%

Class B Shares	$1,000.00	$1,047.60	$10.56	$1,014.48	$10.39	2.08%

Class C Shares	$1,000.00	$1,048.00	$10.56	$1,014.48	$10.39	2.08%

Class I Shares	$1,000.00	$1,054.30	$4.43	$1,020.48	$4.36	0.87%

Class R1 Shares	$1,000.00	$1,053.80	$4.94	$1,019.98	$4.86	0.97%

Class R2 Shares	$1,000.00	$1,052.50	$6.21	$1,018.75	$6.11	1.22%

Class R3 Shares	$1,000.00	$1,051.10	$7.48	$1,017.51	$7.35	1.47%

Class R6 Shares	$1,000.00	$1,054.50	$3.92	$1,020.98	$3.86	0.77%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.375%–3.00%, due 9/30/19–2/15/29

2.	iShares Intermediate Government / Credit Bond ETF

3.	Federal Home Loan Bank, 1.70%–3.25%, due 5/15/20–11/16/28

4.	Vanguard Mid-Cap Value ETF

5.	Federal Home Loan Mortgage Corporation, 1.25%–3.08%, due 8/15/19–5/9/24
6.	JPMorgan Chase & Co.

7.	iShares Russell 1000 Value ETF

8.	Bank of America Corp.

9.	Morgan Stanley

10.	Citigroup, Inc.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Balanced Fund returned 5.43%, underperforming the 8.28% return of the Fund’s primary benchmark, the Russell Midcap® Value Index. Over the same period, Class I shares outperformed the 4.36% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark, and underperformed the 7.02% return of the Balanced Composite Index, which is an additional benchmark of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 7.04% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the equity portion of the Fund, and Mona Patni was added as a portfolio manager of the equity portion of the Fund. Migene Kim continues to serve as a portfolio manager of the equity portion of the Fund. For more information about this change refer to the supplement dated December 18, 2018.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Fund used interest-rate derivatives solely to keep the Fund’s duration2 in line with its target.

What factors affected relative performance in the equity portion of the Fund during the reporting period?

Relative to the Russell Midcap® Value Index, the performance of the equity portion of the Fund suffered due to stock selection and sector allocation. Stock selection across sectors proved broadly negative, particularly in health care, information technology and real estate. Equity markets underwent a significant reversal in terms of risk sentiment during the reporting period. Specifically, December saw a sharp market sell-off driven by risk adverse sentiment. Sentiment shifted dramatically in the final days of 2018, fueling a robust market rally from January 2019 through the end of the reporting period, led by risky assets. In this volatile investment climate, the Fund’s stock selection model had a difficult time picking relatively strong-performing stocks.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributors to the equity portion of the Fund relative to the Russell Midcap® Value Index included consumer staples, communication services and utilities. (Contributions take weightings and total returns into account.) During the same period, the most significant sector detractors from benchmark-relative performance included health care, information technology and real estate.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the absolute performance of the equity portion of the Fund included construction machinery & heavy trucks provider PACCAR, metal & glass containers manufacturer Ball, and movies & entertainment company Walt Disney. The stocks that detracted most from absolute performance in the equity portion of the Fund included electric utilities provider PG&E, alternative carriers company CenturyLink, and oil & gas producer Whiting Petroleum Corporation.

What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?

During the reporting period, the largest initial purchase in the equity portion of the Fund was in health care diagnostics and research company Agilent Technologies, and the largest increased purchase was in Ball, mentioned above. The largest full sale in the equity portion of the Fund during the reporting period was a position in CenturyLink, also mentioned above, while the most significantly reduced position in the equity portion of the Fund was in grocery chain The Kroger Co.

How did sector weightings change in the equity portion of the Fund during the reporting period?

In the equity portion of the Fund, the largest increases in sector exposures relative to the Russell Midcap® Value Index during the reporting period were in the materials and health care sectors. Over the same period, the equity portion of the Fund saw its most significant decreases in sector exposures relative to the benchmark in energy and real estate.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2019, the most overweight sector positions relative to the Russell Midcap® Value Index in the equity portion of the Fund were in health care and information technology. As of the same date, the equity portion of the Fund was most significantly underweight relative to the benchmark in the real estate and utilities sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, the fixed-income portion of the Fund held overweight positions in U.S. government agencies, asset-backed securities and commercial mortgage-backed securities relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The fixed-income portion of the Fund also held an overweight position in corporate securities for most of the reporting period, before reducing its exposure in February 2019 as investment-grade corporate yields compressed. The corporate sector provided the fixed-income market’s best performance during the reporting period. The fixed-income portion of the Fund further benefited from an overweight position relative to the benchmark in commercial mortgage-backed securities and U.S. government agencies. In particular, during the second half of the reporting period, overweight exposure to floating-rate, asset-backed securities bolstered performance. On the negative side, underweight exposure to Treasury securities detracted from the performance of the fixed-income portion of the Fund during the reporting period, as did an underweight position in the non-corporate sector.

What was the duration strategy of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund generally maintained a duration that was close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. Twice, the fixed-income portion of the Fund adopted a significantly shorter duration than the benchmark, a strategy that enhanced the Fund’s performance on both occasions. In another instance, the fixed-income portion of the Fund adopted a longer position than the benchmark, again with positive results. As of April 30, 2019, the effective duration of the fixed-income portion of the Fund stood at 3.89 years compared to a duration of 3.90 years for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financial, industrial and utilities sectors. Positioning in the industrials sector, particularly in the chemicals, paper and wirelines subcomponents, benefited the performance of the fixed-income portion of the Fund relative to its benchmark. Positioning in the financial sector, particularly the banking subcomponent, also bolstered relative performance. Anheuser Busch Inbev, Verizon Communications, Morgan Stanley and Bank of America were among the best performers in the fixed-income portion of the Fund. Within the non-corporate sector, underweight exposure in the fixed-income portion of the Fund relative to the benchmark detracted from performance. Overweight positions in the asset-backed securities sector also detracted from relative performance, particularly among fixed-rate securities in the specialty finance subcomponent.

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund generally sought to purchase corporate bonds during periods of market weakness and to sell corporate bonds as the market rallied.

How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?

The fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financial, industrial and utilities sectors. Early in the reporting period, these weightings were decreased, reflecting our view that fundamentals of the corporate market remained positive, but that valuations in certain sectors had become stretched. The reductions took place primarily in the banking, energy and basic industry subcomponents. Throughout the reporting period we reduced the overweight allocation of the fixed-income portion of the Fund to U.S. government agencies. We implemented this reduction primarily in front-end maturities (2-year to 5-year), when yields moved significantly lower, reducing the securities’ relative attractiveness. Throughout the reporting period, the fixed-income portion of the Fund increased its exposure to the Treasury sector in concert with reduced allocation in spread3 assets.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10	MainStay Balanced Fund

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2019, the fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. Within the corporate sector, the fixed-income portion of the Fund was overweight in financials, industrials and utilities, while the largest overweight allocation within spread assets was to the asset-backed securities sector. As of the end of the reporting period, the fixed-income portion of the Fund held underweight positions relative to the benchmark in the sovereign, supranational, foreign agency and foreign local government sectors, as well as the Treasury sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 35.2%† Asset-Backed Securities 2.9%
Automobile Asset-Backed Securities 0.1%
Avis Budget Rental Car Funding AESOP LLC Series 2019-1A, Class A 3.45%, due 3/20/23 (a)	$100,000	$101,216
Mercedes Benz Auto Lease Trust Series 2019-A, Class A3 3.10%, due 11/15/21	250,000	251,654

		352,870

Other Asset-Backed Securities 2.8%
AIMCO CLO (a)(b)
Series 2018-AA, Class A 3.608% (3 Month LIBOR + 1.02%), due 4/17/31	1,000,000	985,342
Series 2017-AA, Class A 3.852% (3 Month LIBOR + 1.26%), due 7/20/29	500,000	500,138
Apidos CLO XXV Series 2016-25A, Class A1R 3.762% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	650,000	648,606
Apidos CLO XXI Series 2015-21A, Class A1R 3.531% (3 Month LIBOR + 0.93%), due 7/18/27 (a)(b)	600,000	598,514
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 3.778% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(b)	113,759	113,792
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1 3.842% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(b)	500,000	499,996
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 3.822% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	1,500,000	1,497,849
DB Master Finance LLC Series 2019-1A, Class A2I 3.787%, due 5/20/49 (a)	900,000	909,063
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	2,259,750	2,236,090
Dryden CLO, Ltd. Series 2018-71A, Class A 3.843% (3 Month LIBOR + 1.15%), due 1/15/29 (a)(b)	250,000	250,007
Dryden Senior Loan Fund Series 2018-64A, Class A 3.75% (3 Month LIBOR + 0.97%), due 4/18/31 (a)(b)	500,000	492,836

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	$188,822	$187,772
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	196,000	197,509
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 3.601% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(b)	250,000	249,786
Grippen Park CLO, Ltd. Series 2017-1A, Class A 4.021%, due 1/20/30 (a)	400,000	400,006
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	540,878	548,606
HPS Loan Management, Ltd. Series 2011-A17, Class A 3.825% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(b)	1,000,000	999,993
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 3.764% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	600,000	599,347
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 3.912% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	500,000	500,550
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1 3.584% (3 Month LIBOR + 0.90%), due 11/15/26 (a)(b)	488,712	487,408
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 3.672% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	600,000	597,957
Sierra Timeshare Receivables Funding Co. LLC Series 2019-1A, Class A 3.20%, due 1/20/36 (a)	284,916	286,844
SoFi Professional Loan Program LLC Series 2019-A, Class A1FX 3.18%, due 6/15/48 (a)	472,387	474,827
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.86% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(b)	820,000	817,462
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	798,000	819,841

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
THL Credit Wind River CLO, Ltd. (a)(b)
Series 2017-4A, Class A 3.794% (3 Month LIBOR + 1.15%), due 11/20/30	$507,000	$504,653
Series 2017-2A, Class A 3.822% (3 Month LIBOR + 1.23%), due 7/20/30	250,000	248,794
TIAA CLO III, Ltd. Series 2017-2A, Class A 3.751% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	500,000	495,489
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 3.662% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	390,000	390,475
Voya CLO, Ltd. Series 2019-1A, Class A 3.813% (3 Month LIBOR + 1.17%), due 4/15/29 (a)(b)	400,000	400,025

		17,939,577

Total Asset-Backed Securities (Cost $18,310,064)		18,292,447

Corporate Bonds 13.2%
Aerospace & Defense 0.4%
BAE Systems PLC 4.75%, due 10/11/21 (a)	1,550,000	1,611,292
Boeing Co. 3.10%, due 5/1/26	650,000	649,720

		2,261,012

Auto Manufacturers 0.6%
Ford Motor Credit Co. LLC
4.25%, due 9/20/22	1,000,000	1,014,446
5.875%, due 8/2/21	725,000	758,659
General Motors Financial Co., Inc. 4.35%, due 4/9/25	850,000	866,964
Volkswagen Group of America Finance LLC 4.00%, due 11/12/21 (a)	1,150,000	1,174,323

		3,814,392

Banks 4.1%
Bank of America Corp. 4.45%, due 3/3/26	3,050,000	3,202,062
Citigroup, Inc. 4.60%, due 3/9/26	2,545,000	2,677,685
Cooperatieve Rabobank UA 4.375%, due 8/4/25	675,000	701,221
Credit Agricole S.A. (a)
3.375%, due 1/10/22	375,000	378,023
3.75%, due 4/24/23	400,000	406,269

	Principal Amount	Value
Banks (continued)
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	$1,490,000	$1,520,889
Discover Bank 3.20%, due 8/9/21	1,210,000	1,216,706
Fifth Third Bancorp 4.30%, due 1/16/24	1,250,000	1,313,662
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (c)	1,370,000	1,358,907
3.85%, due 1/26/27	800,000	805,965
HSBC Holdings PLC 3.247% (3 Month LIBOR + 0.65%), due 9/11/21 (b)	1,500,000	1,502,672
JPMorgan Chase & Co.
3.702%, due 5/6/30	275,000	275,599
3.875%, due 9/10/24	3,595,000	3,699,513
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	1,500,000	1,473,284
Morgan Stanley
3.625%, due 1/20/27	425,000	429,075
4.10%, due 5/22/23	1,450,000	1,499,393
4.35%, due 9/8/26	1,175,000	1,219,430
Santander UK PLC 3.40%, due 6/1/21	300,000	303,767
UBS Group Funding Switzerland A.G. 4.125%, due 4/15/26 (a)	600,000	621,212
Wells Fargo Bank N.A. 3.625%, due 10/22/21	1,050,000	1,068,942

		25,674,276

Beverages 0.3%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	301,000	300,575
Anheuser-Busch InBev Worldwide, Inc.
4.00%, due 4/13/28	500,000	509,967
4.75%, due 1/23/29	1,225,000	1,311,618

		2,122,160

Building Materials 0.4%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	1,225,000	1,245,134
Masco Corp. 4.45%, due 4/1/25	1,090,000	1,129,963

		2,375,097

Chemicals 0.2%
Dow Chemical Co. 4.80%, due 11/30/28 (a)	400,000	431,902
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,102,406

		1,534,308

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services 0.3%
Discover Financial Services 5.20%, due 4/27/22	$75,000	$79,734
GE Capital International Funding Co. 3.373%, due 11/15/25	750,000	737,386
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	800,000	805,842

		1,622,962

Electric 1.1%
Commonwealth Edison Co. 3.10%, due 11/1/24	300,000	301,669
DTE Electric Co. 2.65%, due 6/15/22	1,160,000	1,159,656
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	1,250,000	1,241,704
Entergy Corp. 4.00%, due 7/15/22	1,200,000	1,236,670
Exelon Corp. 2.85%, due 6/15/20	825,000	825,290
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,225,000	1,279,143
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	550,000	549,016
WEC Energy Group, Inc. 3.375%, due 6/15/21	650,000	657,819

		7,250,967

Food 0.3%
Conagra Brands, Inc. 4.85%, due 11/1/28	575,000	610,955
Ingredion, Inc. 4.625%, due 11/1/20	450,000	460,836
Kraft Heinz Foods Co. 3.00%, due 6/1/26	230,000	216,933
Tyson Foods, Inc. 4.00%, due 3/1/26	525,000	540,766

		1,829,490

Forest Products & Paper 0.1%
Fibria Overseas Finance, Ltd. 4.00%, due 1/14/25	675,000	666,563

Health Care—Products 0.3%
Becton Dickinson & Co. 2.894%, due 6/6/22	2,088,000	2,082,449

Health Care—Services 0.2%
Cigna Corp. 4.125%, due 11/15/25 (a)	1,535,000	1,586,613

	Principal Amount	Value
Insurance 0.1%
Guardian Life Global Fund 2.90%, due 5/6/24 (a)	$375,000	$376,020

Iron & Steel 0.3%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	356,231
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	1,300,000	1,351,281

		1,707,512

Machinery—Diversified 0.1%
CNH Industrial N.V. 3.85%, due 11/15/27	550,000	525,798

Media 0.2%
Fox Corp. 4.709%, due 1/25/29 (a)	960,000	1,032,850

Multi-National 0.3%
International Bank for Reconstruction & Development
2.00%, due 10/30/20	1,000,000	993,000
2.88%, due 5/15/24	1,025,000	1,025,275

		2,018,275

Oil & Gas 0.7%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,354,000	1,397,851
Cenovus Energy, Inc. 4.25%, due 4/15/27 (d)	325,000	327,026
Helmerich & Payne, Inc. 4.65%, due 3/15/25	590,000	614,449
Nabors Industries, Inc. 5.00%, due 9/15/20	1,210,000	1,228,150
Petroleos Mexicanos
3.50%, due 1/30/23	300,000	288,480
4.875%, due 1/24/22	200,000	201,892
5.35%, due 2/12/28	150,000	140,850

		4,198,698

Oil & Gas Services 0.2%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	1,200,000	1,225,840

Packaging & Containers 0.2%
WRKCo., Inc. 3.75%, due 3/15/25	1,125,000	1,138,323

Pharmaceuticals 0.1%
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	700,000	705,995

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 0.7%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	$1,500,000	$1,600,320
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	2,020,000	2,086,841
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	525,000	517,433

		4,204,594

Real Estate Investment Trusts 0.7%
Highwoods Realty, L.P. 3.625%, due 1/15/23	1,750,000	1,763,896
Realty Income Corp. 3.25%, due 10/15/22	775,000	787,045
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,750,000	1,831,634

		4,382,575

Retail 0.2%
CVS Health Corp. 4.30%, due 3/25/28	1,545,000	1,562,112

Semiconductors 0.1%
Lam Research Corp. 4.00%, due 3/15/29	475,000	491,789

Software 0.5%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	2,075,000	2,051,218
Fiserv, Inc.
4.20%, due 10/1/28	700,000	723,439
4.75%, due 6/15/21	500,000	518,690

		3,293,347

Telecommunications 0.4%
AT&T, Inc. 4.35%, due 3/1/29	900,000	930,148
Verizon Communications, Inc.
3.376%, due 2/15/25	208,000	211,121
4.016%, due 12/3/29 (a)	1,371,000	1,431,525

		2,572,794

Transportation 0.1%
Union Pacific Corp. 3.70%, due 3/1/29	900,000	923,482

Total Corporate Bonds (Cost $81,735,995)		83,180,293

	Principal Amount	Value
Foreign Government Bonds 0.2%
Colombia 0.1%
Colombia Government International Bond 3.875%, due 4/25/27	$350,000	$354,851

Mexico 0.1%
United Mexican States 3.75%, due 1/11/28	350,000	343,595

Philippines 0.0%‡
Philippine Government International Bond 3.00%, due 2/1/28	325,000	320,391

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	150,000	159,302

Total Foreign Government Bonds (Cost $1,142,193)		1,178,139

Mortgage-Backed Securities 1.9%
Agency (Collateralized Mortgage Obligations) 0.1%
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
Series K090, Class A2 3.422%, due 2/25/29	450,000	465,213
Series K091, Class A2 3.505%, due 3/25/29	310,000	322,116

		787,329

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.8%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	600,000	602,108
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	300,000	308,182
Series 2018-B2, Class A2 3.662%, due 2/15/51	250,000	257,716
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	1,200,000	1,207,143
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	1,600,000	1,602,161
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	200,000	208,294

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	$1,500,000	$1,505,989
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	400,000	404,350
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	110,704	110,594
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	49,705	50,149
Series 2017-C33, Class A2 3.14%, due 5/15/50	2,000,000	2,019,866
Series 2013-C12, Class A4 4.259%, due 10/15/46 (e)	600,000	634,676
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	1,700,000	1,723,852
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	800,000	822,294

		11,457,374

Total Mortgage-Backed Securities (Cost $12,428,986)		12,244,703

U.S. Government & Federal Agencies 17.0%
Federal Home Loan Bank 1.3%
1.70%, due 5/15/20	850,000	843,707
2.30%, due 1/26/21	825,000	821,777
2.50%, due 12/10/27	1,700,000	1,669,048
2.51%, due 12/29/22	700,000	698,242
3.00%, due 3/10/28	500,000	508,928
3.125%, due 9/12/25	800,000	824,915
3.25%, due 6/9/28	1,200,000	1,244,043
3.25%, due 11/16/28	1,325,000	1,382,896

		7,993,556

Federal Home Loan Mortgage Corporation 0.9%
1.25%, due 8/15/19	650,000	647,658
2.70%, due 9/27/21	650,000	650,116
2.70%, due 4/5/22	650,000	650,019
2.70%, due 4/8/22	650,000	650,212
2.753%, due 1/30/23	650,000	650,246
2.89%, due 4/16/24	650,000	650,237
2.90%, due 5/9/24	800,000	800,003

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (continued)
3.00%, due 5/13/22	$550,000	$550,086
3.08%, due 2/20/24	675,000	675,059

		5,923,636

Federal National Mortgage Association 0.6%
1.25%, due 7/26/19	1,000,000	997,059
1.875%, due 9/24/26	2,900,000	2,765,198

		3,762,257

United States Treasury Notes 14.2%
1.375%, due 9/30/19	1,750,000	1,742,002
1.625%, due 10/15/20	750,000	742,441
1.625%, due 11/15/22	5,600	5,481
1.75%, due 5/31/22	500,000	492,578
1.875%, due 4/30/22	2,500,000	2,472,754
1.875%, due 9/30/22	500,000	493,965
2.25%, due 3/31/21	5,075,000	5,072,026
2.25%, due 4/30/24	16,925,000	16,899,223
2.25%, due 10/31/24	1,420,000	1,414,952
2.25%, due 11/15/25	1,600,000	1,587,000
2.375%, due 4/30/20	1,050,000	1,049,672
2.375%, due 4/15/21	1,100,000	1,101,891
2.375%, due 4/30/26	2,150,000	2,147,564
2.50%, due 2/15/22	8,675,000	8,734,980
2.625%, due 5/15/21	3,200,000	3,221,625
2.625%, due 2/15/29	2,650,000	2,677,018
2.75%, due 4/30/23	5,925,000	6,033,316
2.75%, due 6/30/25	2,775,000	2,836,028
2.875%, due 10/31/20	27,800,000	28,021,531
2.875%, due 4/30/25	325,000	334,483
2.875%, due 5/31/25	1,220,500	1,255,876
3.00%, due 9/30/25	1,600,000	1,659,063

		89,995,469

Total U.S. Government & Federal Agencies (Cost $106,954,402)		107,674,918

Total Long-Term Bonds (Cost $220,571,640)		222,570,500

	Shares
Common Stocks 58.3%
Aerospace & Defense 0.6%
General Dynamics Corp.	5,485	980,279
Huntington Ingalls Industries, Inc.	1,493	332,312
Lockheed Martin Corp.	3,077	1,025,656
Textron, Inc.	5,605	297,065
United Technologies Corp.	7,080	1,009,679

		3,644,991

Airlines 0.6%
Alaska Air Group, Inc.	3,776	233,734
Delta Air Lines, Inc.	18,597	1,084,019

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Airlines (continued)
Southwest Airlines Co.	23,235	$1,260,034
United Continental Holdings, Inc. (f)	10,989	976,483

		3,554,270

Auto Components 0.4%
Garrett Motion, Inc. (f)	64,990	1,221,812
Gentex Corp.	1,425	32,818
Lear Corp.	7,677	1,097,811

		2,352,441

Automobiles 0.3%
Ford Motor Co.	100,155	1,046,620
General Motors Co.	23,911	931,333

		1,977,953

Banks 2.8%
Bank of America Corp.	42,363	1,295,460
Bank OZK	30,658	1,000,984
BB&T Corp.	19,414	993,997
CIT Group, Inc.	20,421	1,087,827
Citigroup, Inc.	18,683	1,320,888
Citizens Financial Group, Inc.	22,946	830,645
Comerica, Inc.	17,058	1,340,588
Fifth Third Bancorp	39,006	1,124,153
First Citizens BancShares, Inc., Class A	1,215	544,624
First Hawaiian, Inc.	35,378	978,202
First Republic Bank	908	95,903
Huntington Bancshares, Inc.	558	7,767
JPMorgan Chase & Co.	11,592	1,345,251
KeyCorp	19,705	345,823
M&T Bank Corp.	2,525	429,427
PNC Financial Services Group, Inc.	7,305	1,000,273
Regions Financial Corp.	3,273	50,830
SunTrust Banks, Inc.	22,691	1,485,807
U.S. Bancorp	18,956	1,010,734
Wells Fargo & Co.	22,747	1,101,182
Zions Bancorp, N.A.	2,709	133,635

		17,524,000

Beverages 0.3%
Coca-Cola Co.	20,133	987,725
PepsiCo., Inc.	8,925	1,142,846

		2,130,571

Biotechnology 0.8%
Alexion Pharmaceuticals, Inc. (f)	6,842	931,401
Amgen, Inc.	5,652	1,013,516
Biogen, Inc. (f)	5,266	1,207,178
Gilead Sciences, Inc.	18,571	1,207,858
United Therapeutics Corp. (f)	4,110	421,563

		4,781,516

	Shares	Value
Building Products 0.4%
Johnson Controls International PLC	30,325	$1,137,188
Masco Corp.	3,450	134,757
Owens Corning	2,435	124,842
Resideo Technologies, Inc. (f)	54,407	1,235,039

		2,631,826

Capital Markets 1.7%
Ameriprise Financial, Inc.	10,224	1,500,576
Bank of New York Mellon Corp.	23,824	1,183,100
BlackRock, Inc.	2,107	1,022,401
CME Group, Inc.	5,513	986,276
E*TRADE Financial Corp.	5,414	274,273
Goldman Sachs Group, Inc.	4,635	954,439
Intercontinental Exchange, Inc.	12,203	992,714
Lazard, Ltd., Class A	20,910	812,981
Morgan Stanley	24,240	1,169,580
Northern Trust Corp.	1,414	139,350
Raymond James Financial, Inc.	8,107	742,358
State Street Corp.	13,527	915,237

		10,693,285

Chemicals 2.1%
Air Products & Chemicals, Inc.	5,609	1,154,276
CF Industries Holdings, Inc.	29,668	1,328,533
Dow, Inc. (f)	19,784	1,122,346
DowDuPont, Inc.	24,182	929,798
Eastman Chemical Co.	1,748	137,882
Ecolab, Inc.	5,138	945,803
Element Solutions, Inc. (f)	38,338	416,351
FMC Corp.	4,014	317,347
Huntsman Corp.	42,453	944,155
Linde PLC	5,228	942,399
LyondellBasell Industries N.V., Class A	13,606	1,200,457
Mosaic Co.	44,797	1,169,650
Olin Corp.	39,442	855,497
PPG Industries, Inc.	9,482	1,114,135
Valvoline, Inc.	35,349	653,956
Westlake Chemical Corp.	754	52,592

		13,285,177

Commercial Services & Supplies 0.6%
ADT, Inc. (d)	55,082	362,991
Clean Harbors, Inc. (f)	13,316	1,012,016
Republic Services, Inc.	12,811	1,061,007
Waste Management, Inc.	12,245	1,314,378

		3,750,392

Communications Equipment 0.5%
Cisco Systems, Inc.	19,531	1,092,759
CommScope Holding Co., Inc. (f)	41,666	1,032,484
EchoStar Corp., Class A (f)	15,472	616,559
Juniper Networks, Inc.	14,336	398,111
Motorola Solutions, Inc.	1,963	284,458

		3,424,371

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Construction & Engineering 0.2%
AECOM (f)	31,915	$1,081,919

Construction Materials 0.0%‡
Eagle Materials, Inc.	1,067	97,001

Consumer Finance 1.0%
American Express Co.	9,885	1,158,819
Capital One Financial Corp.	12,590	1,168,730
Discover Financial Services	16,419	1,337,984
OneMain Holdings, Inc.	2,954	100,347
SLM Corp.	94,325	958,342
Synchrony Financial	47,472	1,645,854

		6,370,076

Containers & Packaging 0.9%
Ardagh Group S.A.	8,001	111,054
Ball Corp.	30,105	1,804,494
Berry Global Group, Inc. (f)	13,217	777,159
International Paper Co.	19,295	903,199
Owens-Illinois, Inc.	46,564	920,104
Silgan Holdings, Inc.	28,306	847,482
Sonoco Products Co.	2,161	136,273

		5,499,765

Distributors 0.2%
Genuine Parts Co.	10,050	1,030,527

Diversified Consumer Services 0.1%
Graham Holdings Co., Class B	1,299	965,716
H&R Block, Inc.	262	7,129

		972,845

Diversified Financial Services 0.2%
AXA Equitable Holdings, Inc.	21,949	498,023
Berkshire Hathaway, Inc., Class B (f)	4,549	985,814

		1,483,837

Diversified Telecommunication Services 0.4%
AT&T, Inc.	33,725	1,044,126
Verizon Communications, Inc.	21,029	1,202,649

		2,246,775

Electric Utilities 1.9%
American Electric Power Co., Inc.	12,937	1,106,760
Avangrid, Inc.	7,977	408,502
Duke Energy Corp.	12,030	1,096,174
Edison International	6,995	446,071
Entergy Corp.	10,163	984,795
Evergy, Inc.	277	16,016
Eversource Energy	7,534	539,886
Exelon Corp.	24,738	1,260,401

	Shares	Value
Electric Utilities (continued)
FirstEnergy Corp.	6,304	$264,957
Hawaiian Electric Industries, Inc.	14,741	611,457
NextEra Energy, Inc.	4,948	962,089
OGE Energy Corp.	11,019	466,544
Pinnacle West Capital Corp.	8,671	826,086
PPL Corp.	19,237	600,387
Southern Co.	20,836	1,108,892
Xcel Energy, Inc.	28,415	1,605,448

		12,304,465

Electrical Equipment 0.7%
Acuity Brands, Inc.	7,593	1,111,084
AMETEK, Inc.	172	15,165
Eaton Corp. PLC	13,087	1,083,865
Emerson Electric Co.	15,196	1,078,764
nVent Electric PLC	8,107	226,591
Regal Beloit Corp.	11,378	968,040

		4,483,509

Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	48,240	1,536,444
Jabil, Inc.	34,202	1,033,242
Keysight Technologies, Inc. (f)	888	77,283

		2,646,969

Energy Equipment & Services 0.7%
Baker Hughes, a GE Co.	35,275	847,305
Helmerich & Payne, Inc.	6,471	378,683
Patterson-UTI Energy, Inc.	64,514	876,745
RPC, Inc.	70,992	730,508
Schlumberger, Ltd.	23,967	1,022,912
Transocean, Ltd. (f)	69,729	548,070

		4,404,223

Entertainment 0.6%
Cinemark Holdings, Inc.	24,194	1,017,358
Viacom, Inc.
Class A (d)	13,170	456,340
Class B	43,199	1,248,883
Walt Disney Co.	9,313	1,275,602

		3,998,183

Equity Real Estate Investment Trusts 5.1%
American Campus Communities, Inc.	15,985	754,492
American Homes 4 Rent, Class A	25,103	601,970
Apartment Investment & Management Co., Class A	8,873	437,971
Apple Hospitality REIT, Inc.	55,961	920,558
AvalonBay Communities, Inc.	6,151	1,235,920
Boston Properties, Inc.	2,251	309,783
Brandywine Realty Trust	9,784	150,576
Brixmor Property Group, Inc.	18,256	326,417
Brookfield Property REIT, Inc., Class A	43,528	906,688

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Camden Property Trust	6,885	$692,975
Colony Capital, Inc.	164,852	847,339
Crown Castle International Corp.	8,435	1,060,954
Digital Realty Trust, Inc.	3,969	467,191
Empire State Realty Trust, Inc., Class A	28,065	433,885
EPR Properties	12,979	1,023,524
Equity Residential	18,715	1,430,200
Essex Property Trust, Inc.	3,219	909,368
Gaming and Leisure Properties, Inc.	12,143	490,334
HCP, Inc.	22,698	675,946
Healthcare Trust of America, Inc., Class A	7,616	210,049
Hospitality Properties Trust	34,781	904,306
Host Hotels & Resorts, Inc.	76,184	1,465,780
Invitation Homes, Inc.	3,108	77,265
Iron Mountain, Inc.	19,937	647,554
Kimco Realty Corp.	29,966	521,109
Lamar Advertising Co., Class A	9,795	809,753
Medical Properties Trust, Inc.	58,924	1,028,813
Mid-America Apartment Communities, Inc.	11,524	1,260,841
National Retail Properties, Inc.	12,948	681,324
Omega Healthcare Investors, Inc.	29,750	1,052,853
Outfront Media, Inc.	26,797	638,573
Park Hotels & Resorts, Inc.	21,583	692,383
Prologis, Inc.	12,784	980,149
Rayonier, Inc.	1,627	51,722
Realty Income Corp.	10,870	761,009
Retail Properties of America, Inc., Class A	41,250	506,963
Senior Housing Properties Trust	38,787	311,460
Simon Property Group, Inc.	6,685	1,161,184
UDR, Inc.	3,861	173,552
Ventas, Inc.	30,039	1,835,683
VEREIT, Inc.	54,599	450,988
Welltower, Inc.	28,063	2,091,535
Weyerhaeuser Co.	9,351	250,607

		32,241,546

Food & Staples Retailing 0.6%
Casey’s General Stores, Inc.	3,272	433,049
Kroger Co.	40,547	1,045,302
Walgreens Boots Alliance, Inc.	23,044	1,234,467
Walmart, Inc.	10,773	1,107,895

		3,820,713

Food Products 1.4%
Archer-Daniels-Midland Co.	10,719	478,067
Campbell Soup Co.	10,296	398,352
General Mills, Inc.	21,061	1,084,010
Kraft Heinz Co.	28,506	947,539
McCormick & Co., Inc.	645	99,311
Mondelez International, Inc., Class A	18,934	962,794
Pilgrim’s Pride Corp. (f)	37,722	1,015,099

	Shares	Value
Food Products (continued)
Post Holdings, Inc. (f)	8,332	$939,683
TreeHouse Foods, Inc. (f)	15,010	1,005,370
Tyson Foods, Inc., Class A	22,389	1,679,399

		8,609,624

Gas Utilities 0.2%
National Fuel Gas Co.	370	21,908
UGI Corp.	22,702	1,237,486

		1,259,394

Health Care Equipment & Supplies 1.8%
Abbott Laboratories	13,831	1,100,395
Baxter International, Inc.	13,603	1,037,909
Becton Dickinson & Co.	3,735	899,164
Boston Scientific Corp. (f)	24,800	920,576
Cooper Cos., Inc.	2,686	778,725
Danaher Corp.	7,155	947,608
DENTSPLY SIRONA, Inc.	21,877	1,118,571
Hill-Rom Holdings, Inc.	8,317	843,510
Hologic, Inc. (f)	22,561	1,046,379
Medtronic PLC	12,397	1,100,978
STERIS PLC	8,350	1,093,683
Zimmer Biomet Holdings, Inc.	4,751	585,133

		11,472,631

Health Care Providers & Services 1.6%
Anthem, Inc.	4,456	1,172,062
Cardinal Health, Inc.	21,489	1,046,729
Cigna Corp.	5,733	910,630
CVS Health Corp.	20,610	1,120,772
DaVita, Inc. (f)	12,676	700,222
HCA Healthcare, Inc.	9,463	1,203,977
Henry Schein, Inc. (f)	6,546	419,337
Humana, Inc.	3,606	921,008
McKesson Corp.	10,783	1,285,873
Premier, Inc., Class A (f)	11,142	370,249
Universal Health Services, Inc., Class B	5,998	760,966

		9,911,825

Hotels, Restaurants & Leisure 1.6%
Aramark	34,162	1,061,755
Carnival Corp.	23,469	1,287,509
Darden Restaurants, Inc.	7,913	930,569
Extended Stay America, Inc.	23,104	413,793
Las Vegas Sands Corp.	16,433	1,101,833
McDonald’s Corp.	4,978	983,503
MGM Resorts International	1,215	32,355
Norwegian Cruise Line Holdings, Ltd. (f)	24,476	1,380,202
Royal Caribbean Cruises, Ltd.	2,020	244,299
Yum China Holdings, Inc.	34,739	1,651,492
Yum! Brands, Inc.	9,332	974,167

		10,061,477

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Household Durables 0.7%
Garmin, Ltd.	14,069	$1,206,276
PulteGroup, Inc.	34,972	1,100,219
Toll Brothers, Inc.	23,771	905,675
Whirlpool Corp.	8,618	1,196,351

		4,408,521

Household Products 0.5%
Colgate-Palmolive Co.	13,811	1,005,303
Kimberly-Clark Corp.	8,860	1,137,447
Procter & Gamble Co.	10,366	1,103,771

		3,246,521

Independent Power & Renewable Electricity Producers 0.6%
AES Corp.	75,257	1,288,400
NRG Energy, Inc.	32,558	1,340,413
Vistra Energy Corp.	49,391	1,345,904

		3,974,717

Industrial Conglomerates 0.8%
3M Co.	4,403	834,413
Carlisle Cos., Inc.	9,034	1,277,588
General Electric Co.	103,120	1,048,730
Honeywell International, Inc.	6,749	1,171,829
Roper Technologies, Inc.	1,908	686,308

		5,018,868

Insurance 4.3%
Aflac, Inc.	24,944	1,256,679
Allstate Corp.	12,853	1,273,218
American Financial Group, Inc.	5,346	553,471
American International Group, Inc.	26,941	1,281,583
American National Insurance Co.	5,570	631,025
Arch Capital Group, Ltd. (f)	8,716	294,426
Arthur J. Gallagher & Co.	8,558	715,620
Assured Guaranty, Ltd.	21,933	1,046,204
Athene Holding, Ltd., Class A (f)	25,836	1,166,754
AXIS Capital Holdings, Ltd.	17,168	976,001
Brighthouse Financial, Inc. (f)	11,879	496,423
Chubb, Ltd.	7,869	1,142,579
CNA Financial Corp.	18,640	863,591
Fidelity National Financial, Inc.	21,958	877,222
First American Financial Corp.	19,910	1,136,065
Hanover Insurance Group, Inc.	5,959	718,715
Hartford Financial Services Group, Inc.	21,896	1,145,380
Lincoln National Corp.	19,615	1,308,713
Marsh & McLennan Cos., Inc.	10,043	946,954
MetLife, Inc.	27,197	1,254,598
Old Republic International Corp.	26,655	596,006
Principal Financial Group, Inc.	19,397	1,108,733
Prudential Financial, Inc.	12,368	1,307,421
Reinsurance Group of America, Inc.	8,348	1,264,805
Torchmark Corp.	7,210	632,029

	Shares	Value
Insurance (continued)
Travelers Cos., Inc.	9,036	$1,298,925
Unum Group	15,140	558,969
W.R. Berkley Corp.	7,067	433,207
Willis Towers Watson PLC	5,579	1,028,433

		27,313,749

Internet & Direct Marketing Retail 0.2%
eBay, Inc.	33,906	1,313,858

IT Services 1.9%
Akamai Technologies, Inc. (f)	10,745	860,245
Booz Allen Hamilton Holding Corp.	6,883	408,093
Cognizant Technology Solutions Corp., Class A	16,598	1,210,990
Conduent, Inc. (f)	63,082	809,342
CoreLogic, Inc. (f)	17,780	722,046
DXC Technology Co.	13,888	912,997
Euronet Worldwide, Inc. (f)	3,079	461,511
Fidelity National Information Services, Inc.	11,652	1,350,816
International Business Machines Corp.	8,564	1,201,272
Leidos Holdings, Inc.	11,773	865,080
Sabre Corp.	37,615	780,888
Western Union Co.	56,772	1,103,648
Worldpay, Inc., Class A (f)	9,762	1,144,204

		11,831,132

Life Sciences Tools & Services 0.9%
Agilent Technologies, Inc.	19,907	1,562,700
Bruker Corp.	5,207	200,990
Charles River Laboratories International, Inc. (f)	5,984	840,572
IQVIA Holdings, Inc. (f)	13,819	1,919,459
Thermo Fisher Scientific, Inc.	3,871	1,074,009

		5,597,730

Machinery 1.3%
AGCO Corp.	14,280	1,010,739
Caterpillar, Inc.	7,819	1,090,125
Crane Co.	695	59,110
Cummins, Inc.	9,491	1,578,258
Dover Corp.	7,322	717,849
ITT, Inc.	169	10,233
Oshkosh Corp.	3,185	263,049
PACCAR, Inc.	27,993	2,006,258
Parker-Hannifin Corp.	1,201	217,477
Pentair PLC	7,920	308,801
Stanley Black & Decker, Inc.	2,180	319,588
Terex Corp.	16,976	565,810

		8,147,297

Media 1.7%
Charter Communications, Inc., Class A (f)	3,466	1,286,545
Comcast Corp., Class A	30,006	1,306,161

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Media (continued)
Discovery, Inc. (f)
Class A	24,924	$770,152
Class C	33,772	971,283
DISH Network Corp., Class A (f)	17,395	610,912
Fox Corp. (f)
Class A	29,278	1,141,549
Class B	29,826	1,148,301
Liberty Media Corp-Liberty SiriusXM (f)
Class A	11,110	443,733
Class C	15,180	609,629
News Corp.
Class A	72,156	896,178
Class B	45,307	565,884
Omnicom Group, Inc.	13,794	1,103,934

		10,854,261

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	18,749	230,800
Newmont Goldcorp Corp.	5,145	159,804
Nucor Corp.	6,561	374,436
Steel Dynamics, Inc.	31,115	985,723

		1,750,763

Mortgage Real Estate Investment Trusts 0.1%
Starwood Property Trust, Inc.	24,936	574,775

Multi-Utilities 1.9%
Ameren Corp.	22,735	1,654,426
CenterPoint Energy, Inc.	50,172	1,555,332
CMS Energy Corp.	22,386	1,243,542
Consolidated Edison, Inc.	8,119	699,533
Dominion Energy, Inc.	12,325	959,748
DTE Energy Co.	15,229	1,914,438
MDU Resources Group, Inc.	7,425	194,164
Public Service Enterprise Group, Inc.	15,020	895,943
Sempra Energy	7,839	1,003,000
WEC Energy Group, Inc.	20,759	1,628,128

		11,748,254

Multiline Retail 0.5%
Dollar Tree, Inc. (f)	7,595	845,172
Kohl’s Corp.	19,176	1,363,413
Target Corp.	15,307	1,185,068

		3,393,653

Oil, Gas & Consumable Fuels 3.0%
Anadarko Petroleum Corp.	20,095	1,463,921
Apache Corp.	2,441	80,333
Cabot Oil & Gas Corp.	3,217	83,288
Chesapeake Energy Corp. (d)(f)	3,160	9,196
Chevron Corp.	9,773	1,173,346

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Concho Resources, Inc.	1,173	$135,341
ConocoPhillips	18,554	1,171,128
Continental Resources, Inc. (f)	14,856	683,227
Devon Energy Corp.	49,350	1,586,109
EOG Resources, Inc.	10,999	1,056,454
EQT Corp.	12,835	262,476
Equitrans Midstream Corp.	5,000	104,150
Exxon Mobil Corp.	15,026	1,206,287
Hess Corp.	532	34,112
HollyFrontier Corp.	16,216	773,990
Kinder Morgan, Inc.	54,516	1,083,233
Marathon Oil Corp.	61,547	1,048,761
Marathon Petroleum Corp.	17,207	1,047,390
Occidental Petroleum Corp.	18,330	1,079,270
ONEOK, Inc.	1,062	72,142
PBF Energy, Inc., Class A	14,125	474,318
Phillips 66	12,500	1,178,375
Pioneer Natural Resources Co.	6,231	1,037,212
Targa Resources Corp.	6,257	251,219
Valero Energy Corp.	13,830	1,253,828
Williams Cos., Inc.	34,028	964,013

		19,313,119

Paper & Forest Products 0.1%
Domtar Corp.	17,784	869,638

Personal Products 0.1%
Herbalife Nutrition, Ltd. (f)	11,491	607,299

Pharmaceuticals 1.2%
Allergan PLC	8,490	1,248,030
Bristol-Myers Squibb Co.	20,404	947,358
Elanco Animal Health, Inc. (f)	8,926	281,169
Eli Lilly & Co.	7,513	879,321
Johnson & Johnson	6,955	982,046
Merck & Co., Inc.	13,601	1,070,535
Mylan N.V. (f)	41,390	1,117,116
Pfizer, Inc.	25,690	1,043,271

		7,568,846

Professional Services 0.4%
IHS Markit, Ltd. (f)	5,550	317,793
ManpowerGroup, Inc.	12,170	1,168,807
Nielsen Holdings PLC	46,180	1,178,975

		2,665,575

Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	5,022	776,251
Realogy Holdings Corp.	30,706	399,792

		1,176,043

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Road & Rail 0.6%
CSX Corp.	14,402	$1,146,831
Knight-Swift Transportation Holdings, Inc.	1,672	55,761
Norfolk Southern Corp.	5,621	1,146,796
Schneider National, Inc., Class B	8,542	178,528
Union Pacific Corp.	6,515	1,153,416

		3,681,332

Semiconductors & Semiconductor Equipment 1.7%
Analog Devices, Inc.	8,846	1,028,259
Broadcom, Inc.	3,979	1,266,914
Cypress Semiconductor Corp.	54,356	933,836
Intel Corp.	22,069	1,126,402
Micron Technology, Inc. (f)	29,126	1,225,039
NXP Semiconductors N.V.	11,120	1,174,494
Qorvo, Inc. (f)	16,664	1,259,965
QUALCOMM, Inc.	16,823	1,448,965
Skyworks Solutions, Inc.	11,511	1,015,040
Teradyne, Inc.	10,159	497,791

		10,976,705

Software 1.1%
LogMeIn, Inc.	10,024	825,977
Microsoft Corp.	10,233	1,336,430
Nuance Communications, Inc. (f)	59,528	1,001,856
Oracle Corp.	22,893	1,266,670
Symantec Corp.	64,822	1,569,341
Synopsys, Inc. (f)	129	15,619
Teradata Corp. (f)	18,172	826,281

		6,842,174

Specialty Retail 1.1%
Advance Auto Parts, Inc.	4,127	686,403
AutoZone, Inc. (f)	909	934,734
Best Buy Co., Inc.	19,388	1,442,661
Dick’s Sporting Goods, Inc.	20,605	762,385
Foot Locker, Inc.	18,234	1,043,167
Gap, Inc.	55	1,434
L Brands, Inc.	37,940	972,782
Williams-Sonoma, Inc. (d)	16,102	920,551

		6,764,117

Technology Hardware, Storage & Peripherals 0.9%
Dell Technologies, Inc., Class C (f)	19,940	1,344,155
Hewlett Packard Enterprise Co.	75,691	1,196,675
HP, Inc.	61,759	1,232,092
NCR Corp. (f)	27,859	806,518
Xerox Corp.	33,538	1,118,828

		5,698,268

Textiles, Apparel & Luxury Goods 0.4%
Capri Holdings, Ltd. (f)	10,517	463,589
Ralph Lauren Corp.	5,070	667,111

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Skechers U.S.A., Inc., Class A (f)	26,059	$825,028
Under Armour, Inc., Class A (f)	34,171	789,008

		2,744,736

Thrifts & Mortgage Finance 0.2%
New York Community Bancorp, Inc.	86,593	1,007,077

Tobacco 0.2%
Philip Morris International, Inc.	12,700	1,099,312

Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc. (f)	10,993	502,270
WESCO International, Inc. (f)	15,961	913,608

		1,415,878

Transportation Infrastructure 0.1%
Macquarie Infrastructure Corp.	22,418	908,153

Water Utilities 0.0%‡
American Water Works Co., Inc.	1,897	205,236

Wireless Telecommunication Services 0.4%
Sprint Corp. (f)	25,862	144,310
T-Mobile U.S., Inc. (f)	14,875	1,085,726
Telephone & Data Systems, Inc.	28,492	908,325
United States Cellular Corp. (f)	8,819	424,194

		2,562,555

Total Common Stocks (Cost $299,777,928)		369,028,259

Exchange-Traded Funds 5.9%
iShares Intermediate Government / Credit Bond ETF	194,126	21,390,744
iShares Russell 1000 Value ETF	39,848	5,090,582
SPDR S&P 500 ETF Trust	6,185	1,818,514
SPDR S&P MidCap 400 ETF Trust	6,654	2,389,451
Vanguard Mid-Cap Value ETF (d)	61,346	6,858,483

Total Exchange-Traded Funds (Cost $37,021,703)		37,547,774

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments 0.7%
Repurchase Agreements 0.5%
Fixed Income Clearing Corp. 0.5%, dated 4/30/19 due 5/1/19 Proceeds at Maturity $1,118,466 (Collateralized by a United States Treasury Note with a rate of 2.125% and maturity date 12/31/22, with a Principal Amount of $1,140,000 and a Market Value of $1,141,345)	$1,118,450	$1,118,450
RBC Capital Markets 2.70%, dated 4/30/19 due 5/1/19 Proceeds at Maturity $1,975,148 (Collateralized by a United States Treasury Note with a rate of 2.75% and a maturity date 8/15/21, with a Principal Amount of $1,982,200 and a Market Value of $2,014,715)	1,975,000	1,975,000

Total Repurchase Agreements (Cost $3,093,450)		3,093,450

Other Commercial Paper 0.2%
Total Finance ELF Capital 2.474%, due 5/1/19 (a)	1,000,000	1,000,000

Total Other Commercial Paper (Cost $1,000,000)		1,000,000

Total Short-Term Investments (Cost $4,093,450)		4,093,450

	Shares	Value
Investment of Cash Collateral For Securities Loaned 0.2%
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (g)	1,209,429	$1,209,429

Total Investment of Cash Collateral For Securities Loaned (Cost $1,209,429)		1,209,429

Total Investments (Cost $562,674,150)	100.3%	634,449,412
Other Assets, Less Liabilities	(0.3)	(1,819,082)
Net Assets	100.0%	$632,630,330

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2019.

(d)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $2,048,921; the total market value of collateral held by the Fund was $2,126,477. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $917,048 (See Note 2(J)).

(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(f)	Non-income producing security.

(g)	Current yield as of April 30, 2019.

As of April 30, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	16	June 2019	$3,401,690	$3,408,125	$6,435
5-Year United States Treasury Note	90	June 2019	10,343,122	10,407,656	64,534
10-Year United States Treasury Note	64	June 2019	7,853,254	7,915,000	61,746

Total Long Contracts					132,715

Short Contracts
10-Year United States Treasury Ultra Note	(9)	June 2019	(1,172,399)	(1,186,031)	(13,632)
United States Treasury Long Bond	(1)	June 2019	(145,779)	(147,468)	(1,689)

Total Short Contracts					(15,321)

Net Unrealized Appreciation					$117,394

1.	As of April 30, 2019, cash in the amount of $133,373 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$18,292,447	$—	$18,292,447
Corporate Bonds	—	83,180,293	—	83,180,293
Foreign Government Bonds	—	1,178,139	—	1,178,139
Mortgage-Backed Securities	—	12,244,703	—	12,244,703
U.S. Government & Federal Agencies	—	107,674,918	—	107,674,918

Total Long-Term Bonds	—	222,570,500	—	222,570,500

Common Stocks	369,028,259	—	—	369,028,259
Exchange-Traded Funds	37,547,774	—	—	37,547,774
Short-Term Investments
Repurchase Agreements	—	3,093,450	—	3,093,450
Other Commercial Paper	—	1,000,000	—	1,000,000

Total Short-Term Investments	—	4,093,450	—	4,093,450

Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	1,209,429	—	—	1,209,429

Total Investments in Securities	407,785,462	226,663,950	—	634,449,412

Other Financial Instruments
Futures Contracts (b)	132,715	—	—	132,715

Total Investments in Securities and Other Financial Instruments	$407,918,177	$226,663,950	$—	$634,582,127

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(15,321)	$—	$—	$(15,321)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $562,674,150) including securities on loan of $2,048,921	$634,449,412
Cash collateral on deposit at broker for futures contracts	133,373
Cash	7,001
Receivables:
Investment securities sold	22,406,991
Dividends and interest	1,392,139
Fund shares sold	521,616
Variation margin on futures contracts	11,843
Securities lending income	1,123
Other assets	69,684

Total assets	658,993,182

Liabilities
Payables:
Investment securities purchased	23,788,358
Collateral received for securities on loan	1,209,429
Fund shares redeemed	593,492
Manager (See Note 3)	362,110
Transfer agent (See Note 3)	156,618
NYLIFE Distributors (See Note 3)	129,397
Shareholder communication	68,256
Professional fees	35,712
Custodian	13,655
Trustees	956
Accrued expenses	4,869

Total liabilities	26,362,852

Net assets	$632,630,330

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,621
Additional paid-in capital	573,342,212

573,362,833
Total distributable earnings (loss)	59,267,497

Net assets	$632,630,330

Class A
Net assets applicable to outstanding shares	$282,644,246

Shares of beneficial interest outstanding	9,216,471

Net asset value per share outstanding	$30.67
Maximum sales charge (5.50% of offering price)	1.79

Maximum offering price per share outstanding	$32.46

Investor Class
Net assets applicable to outstanding shares	$54,920,477

Shares of beneficial interest outstanding	1,789,275

Net asset value per share outstanding	$30.69
Maximum sales charge (5.50% of offering price)	1.79

Maximum offering price per share outstanding	$32.48

Class B
Net assets applicable to outstanding shares	$16,949,316

Shares of beneficial interest outstanding	555,530

Net asset value and offering price per share outstanding	$30.51

Class C
Net assets applicable to outstanding shares	$53,838,411

Shares of beneficial interest outstanding	1,765,165

Net asset value and offering price per share outstanding	$30.50

Class I
Net assets applicable to outstanding shares	$201,217,491

Shares of beneficial interest outstanding	6,544,159

Net asset value and offering price per share outstanding	$30.75

Class R1
Net assets applicable to outstanding shares	$1,622,943

Shares of beneficial interest outstanding	52,856

Net asset value and offering price per share outstanding (a)	$30.71

Class R2
Net assets applicable to outstanding shares	$3,294,382

Shares of beneficial interest outstanding	107,266

Net asset value and offering price per share outstanding	$30.71

Class R3
Net assets applicable to outstanding shares	$3,256,164

Shares of beneficial interest outstanding	106,278

Net asset value and offering price per share outstanding	$30.64

Class R6
Net assets applicable to outstanding shares	$14,886,900

Shares of beneficial interest outstanding	484,123

Net asset value and offering price per share outstanding	$30.75

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,402,148
Interest	3,295,332
Securities lending	300,807

Total income	8,998,287

Expenses
Manager (See Note 3)	2,155,168
Distribution/Service—Class A (See Note 3)	326,808
Distribution/Service—Investor Class (See Note 3)	63,893
Distribution/Service—Class B (See Note 3)	87,075
Distribution/Service—Class C (See Note 3)	337,549
Distribution/Service—Class R2 (See Note 3)	4,096
Distribution/Service—Class R3 (See Note 3)	8,260
Transfer agent (See Note 3)	468,436
Registration	64,973
Shareholder communication	50,450
Professional fees	46,204
Custodian	24,377
Trustees	7,744
Shareholder service (See Note 3)	4,086
Miscellaneous	17,559

Total expenses before waiver/reimbursement	3,666,678
Expense waiver/reimbursement from Manager (See Note 3)	(13,604)

Net expenses	3,653,074

Net investment income (loss)	5,345,213

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(6,798,515)
Futures transactions	339,623

Net realized gain (loss) on investments and futures transactions	(6,458,892)

Net change in unrealized appreciation (depreciation) on:
Investments	32,103,274
Futures contracts	155,914

Net change in unrealized appreciation (depreciation) on investments and futures contracts	32,259,188

Net realized and unrealized gain (loss) on investments and futures transactions	25,800,296

Net increase (decrease) in net assets resulting from operations	$31,145,509

(a)	Dividends recorded net of foreign withholding taxes in the amount of $868.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,345,213	$9,245,644
Net realized gain (loss) on investments and futures contracts	(6,458,892)	43,140,236
Net change in unrealized appreciation (depreciation) on investments and futures contracts	32,259,188	(46,653,763)

Net increase (decrease) in net assets resulting from operations	31,145,509	5,732,117

Distributions to shareholders:
Class A	(19,602,840)	(19,284,887)
Investor Class	(3,740,511)	(3,786,530)
Class B	(1,297,500)	(1,447,099)
Class C	(5,123,024)	(5,634,067)
Class I	(16,081,191)	(20,507,842)
Class R1	(124,161)	(143,615)
Class R2	(255,491)	(353,680)
Class R3	(260,245)	(344,713)
Class R6	(109,794)	(472)

Total distributions to shareholders	(46,594,757)	(51,502,905)

Capital share transactions:
Net proceeds from sale of shares	59,968,137	76,584,379
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	45,691,912	49,872,315
Cost of shares redeemed	(95,659,956)	(202,999,432)

Increase (decrease) in net assets derived from capital share transactions	10,000,093	(76,542,738)

Net increase (decrease) in net assets	(5,449,155)	(122,313,526)

Net Assets
Beginning of period	638,079,485	760,393,011

End of period	$632,630,330	$638,079,485

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$31.49	$33.63		$31.27	$32.13		$34.91	$33.91

Net investment income (loss) (a)	0.27	0.44		0.39	0.40		0.37	0.32

Net realized and unrealized gain (loss) on investments	1.24	(0.23)		2.80	0.79		0.03	3.19

Total from investment operations	1.51	0.21		3.19	1.19		0.40	3.51

Less dividends and distributions:

From net investment income	(0.26)	(0.48)		(0.39)	(0.40)		(0.32)	(0.31)

From net realized gain on investments	(2.07)	(1.87)		(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.33)	(2.35)		(0.83)	(2.05)		(3.18)	(2.51)

Net asset value at end of period	$30.67	$31.49		$33.63	$31.27		$32.13	$34.91

Total investment return (b)	5.31%	0.48	%(c)	10.32%	3.95%		1.06%	11.08%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.79%††	1.35%		1.19%	1.30	%(d)	1.12%	0.95%

Net expenses (e)	1.12%††	1.10%		1.10%	1.11	%(f)	1.13%	1.13%

Portfolio turnover rate	91%	200%		191%	271%		201%	162%

Net assets at end of period (in 000’s)	$282,644	$265,314		$281,174	$240,565		$244,512	$229,459

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.12%.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$31.51	$33.65	$31.29	$32.14		$34.93	$33.93

Net investment income (loss) (a)	0.24	0.38	0.34	0.35		0.32	0.27

Net realized and unrealized gain (loss) on investments	1.24	(0.23)	2.79	0.80		0.02	3.19

Total from investment operations	1.48	0.15	3.13	1.15		0.34	3.46

Less dividends and distributions:

From net investment income	(0.23)	(0.42)	(0.33)	(0.35)		(0.27)	(0.26)

From net realized gain on investments	(2.07)	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.30)	(2.29)	(0.77)	(2.00)		(3.13)	(2.46)

Net asset value at end of period	$30.69	$31.51	$33.65	$31.29		$32.14	$34.93

Total investment return (b)	5.16%	0.29%	10.13%	3.82%		0.91%	10.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.59%††	1.18%	1.05%	1.14	%(c)	0.98%	0.79%

Net expenses (d)	1.33%††	1.28%	1.26%	1.26	%(e)	1.27%	1.29%

Expenses (before waiver/reimbursement) (d)	1.35%††	1.30%	1.26%	1.26	%(e)	1.27%	1.29%

Portfolio turnover rate	91%	200%	191%	271%		201%	162%

Net assets at end of period (in 000’s)	$54,920	$51,128	$55,541	$81,762		$81,571	$79,169

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.27%.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$31.35	$33.48		$31.15	$32.01		$34.81	$33.82

Net investment income (loss) (a)	0.13	0.14		0.09	0.12		0.08	0.02

Net realized and unrealized gain (loss) on investments	1.21	(0.23)		2.78	0.79		0.01	3.18

Total from investment operations	1.34	(0.09)		2.87	0.91		0.09	3.20

Less dividends and distributions:

From net investment income	(0.11)	(0.17)		(0.10)	(0.12)		(0.03)	(0.01)

From net realized gain on investments	(2.07)	(1.87)		(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.18)	(2.04)		(0.54)	(1.77)		(2.89)	(2.21)

Net asset value at end of period	$30.51	$31.35		$33.48	$31.15		$32.01	$34.81

Total investment return (b)	4.76%	(0.45	%)(c)	9.31%	3.03%		0.16%	10.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.85%††	0.43%		0.29%	0.40	%(d)	0.24%	0.05%

Net expenses (e)	2.08%††	2.03%		2.02%	2.01	%(f)	2.02%	2.04%

Expenses (before waiver/reimbursement) (e)	2.10%††	2.05%		2.02%	2.01	%(f)	2.02%	2.04%

Portfolio turnover rate	91%	200%		191%	271%		201%	162%

Net assets at end of period (in 000’s)	$16,949	$18,795		$24,551	$27,999		$30,702	$35,506

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$31.33	$33.46		$31.13	$32.00		$34.79	$33.81

Net investment income (loss) (a)	0.13	0.14		0.09	0.12		0.07	0.01

Net realized and unrealized gain (loss) on investments	1.22	(0.23)		2.78	0.78		0.03	3.18

Total from investment operations	1.35	(0.09)		2.87	0.90		0.10	3.19

Less dividends and distributions:

From net investment income	(0.11)	(0.17)		(0.10)	(0.12)		(0.03)	(0.01)

From net realized gain on investments	(2.07)	(1.87)		(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.18)	(2.04)		(0.54)	(1.77)		(2.89)	(2.21)

Net asset value at end of period	$30.50	$31.33		$33.46	$31.13		$32.00	$34.79

Total investment return (b)	4.80%	(0.45	%)(c)	9.32%	3.00%		0.19%	10.03%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.89%††	0.43%		0.29%	0.40	%(d)	0.21%	0.04%

Net expenses (e)	2.08%††	2.03%		2.02%	2.01	%(f)	2.02%	2.04%

Expenses (before waiver/reimbursement) (e)	2.10%††	2.05%		2.02%	2.01	%(f)	2.02%	2.04%

Portfolio turnover rate	91%	200%		191%	271%		201%	162%

Net assets at end of period (in 000’s)	$53,838	$76,233		$94,447	$102,410		$108,936	$84,308

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$31.56	$33.71	$31.35	$32.20		$34.99	$33.97

Net investment income (loss) (a)	0.31	0.52	0.47	0.48		0.45	0.41

Net realized and unrealized gain (loss) on investments	1.25	(0.24)	2.80	0.79		0.02	3.21

Total from investment operations	1.56	0.28	3.27	1.27		0.47	3.62

Less dividends and distributions:

From net investment income	(0.30)	(0.56)	(0.47)	(0.47)		(0.40)	(0.40)

From net realized gain on investments	(2.07)	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.37)	(2.43)	(0.91)	(2.12)		(3.26)	(2.60)

Net asset value at end of period	$30.75	$31.56	$33.71	$31.35		$32.20	$34.99

Total investment return (b)	5.43%	0.70%	10.57%	4.23%		1.31%	11.37%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.06%††	1.61%	1.45%	1.55	%(c)	1.37%	1.21%

Net expenses (d)	0.87%††	0.85%	0.85%	0.86	%(e)	0.88%	0.88%

Portfolio turnover rate	91%	200%	191%	271%		201%	162%

Net assets at end of period (in 000’s)	$201,217	$217,380	$291,941	$296,970		$302,328	$303,727

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.87%.

	Six months ended April 30,	Year ended October 31,

Class R1	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$31.52	$33.66	$31.30	$32.16		$34.94	$33.93

Net investment income (loss) (a)	0.29	0.49	0.44	0.44		0.43	0.38

Net realized and unrealized gain (loss) on investments	1.25	(0.24)	2.79	0.79		0.02	3.19

Total from investment operations	1.54	0.25	3.23	1.23		0.45	3.57

Less dividends and distributions:

From net investment income	(0.28)	(0.52)	(0.43)	(0.44)		(0.37)	(0.36)

From net realized gain on investments	(2.07)	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.35)	(2.39)	(0.87)	(2.09)		(3.23)	(2.56)

Net asset value at end of period	$30.71	$31.52	$33.66	$31.30		$32.16	$34.94

Total investment return (b)	5.38%	0.62%	10.47%	4.10%		1.24%	11.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.95%††	1.50%	1.35%	1.44	%(c)	1.31%	1.12%

Net expenses (d)	0.97%††	0.95%	0.95%	0.96	%(e)	0.98%	0.97%

Portfolio turnover rate	91%	200%	191%	271%		201%	162%

Net assets at end of period (in 000’s)	$1,623	$1,805	$2,016	$2,130		$1,969	$6,392

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.97%.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$31.53	$33.67		$31.26	$32.12		$34.91	$33.90

Net investment income (loss) (a)	0.25	0.41		0.39	0.37		0.33	0.29

Net realized and unrealized gain (loss) on investments	1.24	(0.24)		2.81	0.78		0.02	3.20

Total from investment operations	1.49	0.17		3.20	1.15		0.35	3.49

Less dividends and distributions:

From net investment income	(0.24)	(0.44)		(0.35)	(0.36)		(0.28)	(0.28)

From net realized gain on investments	(2.07)	(1.87)		(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.31)	(2.31)		(0.79)	(2.01)		(3.14)	(2.48)

Net asset value at end of period	$30.71	$31.53		$33.67	$31.26		$32.12	$34.91

Total investment return (b)	5.25%	0.37	%(c)	10.37%	3.85%		0.96%	10.97%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.70%††	1.26%		1.19%	1.21	%(d)	1.02%	0.85%

Net expenses (e)	1.22%††	1.20%		1.21%	1.21	%(f)	1.23%	1.23%

Portfolio turnover rate	91%	200%		191%	271%		201%	162%

Net assets at end of period (in 000’s)	$3,294	$3,496		$5,234	$38,233		$49,230	$47,872

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.22%.

	Six months ended April 30,	Year ended October 31,

Class R3	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$31.45	$33.59	$31.25	$32.10		$34.89	$33.89

Net investment income (loss) (a)	0.22	0.33	0.27	0.29		0.26	0.20

Net realized and unrealized gain (loss) on investments	1.24	(0.24)	2.78	0.80		0.01	3.20

Total from investment operations	1.46	0.09	3.05	1.09		0.27	3.40

Less dividends and distributions:

From net investment income	(0.20)	(0.36)	(0.27)	(0.29)		(0.20)	(0.20)

From net realized gain on investments	(2.07)	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.27)	(2.23)	(0.71)	(1.94)		(3.06)	(2.40)

Net asset value at end of period	$30.64	$31.45	$33.59	$31.25		$32.10	$34.89

Total investment return (b)	5.11%	0.12%	9.88%	3.63%		0.69%	10.67%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.46%††	1.00%	0.82%	0.94	%(c)	0.80%	0.61%

Net expenses (d)	1.47%††	1.45%	1.45%	1.46	%(e)	1.48%	1.47%

Portfolio turnover rate	91%	200%	191%	271%		201%	162%

Net assets at end of period (in 000’s)	$3,256	$3,880	$5,490	$3,548		$3,086	$2,674

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2019*	December 15, 2017** through October 31, 2018

Net asset value at beginning of period	$31.57	$32.52

Net investment income (loss) (a)	0.30	0.48

Net realized and unrealized gain (loss) on investments	1.26	(0.95)

Total from investment operations	1.56	(0.47)

Less dividends and distributions:

From net investment income	(0.31)	(0.48)

From net realized gain on investments	(2.07)	—

Total dividends and distributions	(2.38)	(0.48)

Net asset value at end of period	$30.75	$31.57

Total investment return (b)	5.45%	(1.48%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.06%††	1.65	% ††

Net expenses (c)	0.77%††	0.76	% ††

Portfolio turnover rate	91%	200%

Net assets at end of period (in 000’s)	$14,887	$48

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on December 15, 2017.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either

Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to

33

Notes to Financial Statements (Unaudited) (continued)

oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the

34	MainStay Balanced Fund

relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution

35

Notes to Financial Statements (Unaudited) (continued)

plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2019, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency

36	MainStay Balanced Fund

agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $2,048,921; the total market value of collateral held by the Fund was $2,126,477. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $917,048.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$132,715	$132,715

Total Fair Value		$132,715	$132,715

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(15,321)	$(15,321)

Total Fair Value		$(15,321)	$(15,321)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$339,623	$339,623

Total Realized Gain (Loss)		$339,623	$339,623

37

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$155,914	$155,914

Total Change in Unrealized Appreciation (Depreciation)		$155,914	$155,914

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$19,624,141	$19,624,141
Futures Contracts Short (b)	$(2,379,824)	$(2,379,824)

(b)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields, and NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a Subadvisor to the Fund. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2019, the effective management fee rate was 0.70%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $2,155,168 and waived fees/reimbursed expenses in the amount of $13,604.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

38	MainStay Balanced Fund

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$796
Class R2	1,638
Class R3	1,652

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $27,977 and $18,553, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,315, $6,106 and $958, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$136,055
Investor Class	84,302
Class B	28,676
Class C	110,874
Class I	104,274
Class R1	828
Class R2	1,707
Class R3	1,720

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$569,270,834	$76,788,926	$(11,610,348)	$65,178,578

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$26,510,390
Long-Term Capital Gain	24,992,515
Total	$51,502,905

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period

39

Notes to Financial Statements (Unaudited) (continued)

ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of U.S. government securities were $151,451 and $120,125, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $407,323 and $476,114, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	859,325	$25,783,437
Shares issued to shareholders in reinvestment of dividends and distributions	661,378	19,117,330
Shares redeemed	(907,166)	(26,899,726)

Net increase (decrease) in shares outstanding before conversion	613,537	18,001,041
Shares converted into Class A (See Note 1)	202,539	6,063,993
Shares converted from Class A (See Note 1)	(25,936)	(777,458)

Net increase (decrease)	790,140	$23,287,576

Year ended October 31, 2018:
Shares sold	892,004	$29,066,794
Shares issued to shareholders in reinvestment of dividends and distributions	568,663	18,426,337
Shares redeemed	(1,635,219)	(53,435,237)

Net increase (decrease) in shares outstanding before conversion	(174,552)	(5,942,106)
Shares converted into Class A (See Note 1)	289,513	9,472,246
Shares converted from Class A (See Note 1)	(49,459)	(1,591,093)

Net increase (decrease)	65,502	$1,939,047

Investor Class	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	113,366	$3,398,609
Shares issued to shareholders in reinvestment of dividends and distributions	128,906	3,730,100
Shares redeemed	(103,294)	(3,091,287)

Net increase (decrease) in shares outstanding before conversion	138,978	4,037,422
Shares converted into Investor Class (See Note 1)	87,608	2,614,000
Shares converted from Investor Class (See Note 1)	(59,909)	(1,785,943)

Net increase (decrease)	166,677	$4,865,479

Year ended October 31, 2018:
Shares sold	193,683	$6,304,910
Shares issued to shareholders in reinvestment of dividends and distributions	116,450	3,777,032
Shares redeemed	(184,227)	(5,989,713)

Net increase (decrease) in shares outstanding before conversion	125,906	4,092,229
Shares converted into Investor Class (See Note 1)	89,074	2,899,606
Shares converted from Investor Class (See Note 1)	(242,889)	(7,958,078)

Net increase (decrease)	(27,909)	$(966,243)

Class B	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	11,798	$349,089
Shares issued to shareholders in reinvestment of dividends and distributions	41,438	1,191,633
Shares redeemed	(57,211)	(1,685,884)

Net increase (decrease) in shares outstanding before conversion	(3,975)	(145,162)
Shares converted from Class B (See Note 1)	(40,053)	(1,173,805)

Net increase (decrease)	(44,028)	$(1,318,967)

Year ended October 31, 2018:
Shares sold	18,931	$614,583
Shares issued to shareholders in reinvestment of dividends and distributions	41,320	1,335,293
Shares redeemed	(103,719)	(3,354,952)

Net increase (decrease) in shares outstanding before conversion	(43,468)	(1,405,076)
Shares converted from Class B (See Note 1)	(90,224)	(2,942,599)

Net increase (decrease)	(133,692)	$(4,347,675)

Class C	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	88,357	$2,558,868
Shares issued to shareholders in reinvestment of dividends and distributions	172,193	4,946,492
Shares redeemed	(763,306)	(22,691,196)

Net increase (decrease) in shares outstanding before conversion	(502,756)	(15,185,836)
Shares converted from Class C (See Note 1)	(165,672)	(4,943,844)

Net increase (decrease)	(668,428)	$(20,129,680)

Year ended October 31, 2018:
Shares sold	167,766	$5,453,242
Shares issued to shareholders in reinvestment of dividends and distributions	167,085	5,394,397
Shares redeemed	(723,309)	(23,405,001)

Net increase (decrease) in shares outstanding before conversion	(388,458)	(12,557,362)
Shares converted from Class C (See Note 1)	(599)	(19,832)

Net increase (decrease)	(389,057)	$(12,577,194)

Class I	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	439,356	$13,166,271
Shares issued to shareholders in reinvestment of dividends and distributions	552,076	15,993,618
Shares redeemed	(1,334,511)	(38,404,454)

Net increase (decrease) in shares outstanding before conversion	(343,079)	(9,244,565)
Shares converted into Class I (See Note 1)	100	3,057

Net increase (decrease)	(342,979)	$(9,241,508)

Year ended October 31, 2018:
Shares sold	1,009,233	$32,871,815
Shares issued to shareholders in reinvestment of dividends and distributions	620,113	20,133,811
Shares redeemed	(3,407,538)	(110,970,851)

Net increase (decrease) in shares outstanding before conversion	(1,778,192)	(57,965,225)
Shares converted into Class I (See Note 1)	4,233	139,750

Net increase (decrease)	(1,773,959)	$(57,825,475)

40	MainStay Balanced Fund

Class R1	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	1,482	$45,827
Shares issued to shareholders in reinvestment of dividends and distributions	4,292	124,176
Shares redeemed	(10,168)	(304,161)

Net increase (decrease)	(4,394)	$(134,158)

Year ended October 31, 2018:
Shares sold	3,910	$126,695
Shares issued to shareholders in reinvestment of dividends and distributions	4,428	143,616
Shares redeemed	(10,965)	(359,472)

Net increase (decrease)	(2,627)	$(89,161)

Class R2	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	16,291	$506,950
Shares issued to shareholders in reinvestment of dividends and distributions	7,690	222,586
Shares redeemed	(27,601)	(831,910)

Net increase (decrease)	(3,620)	$(102,374)

Year ended October 31, 2018:
Shares sold	31,669	$1,030,429
Shares issued to shareholders in reinvestment of dividends and distributions	9,822	318,656
Shares redeemed	(86,053)	(2,819,533)

Net increase (decrease)	(44,562)	$(1,470,448)

Class R3	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	9,575	$280,425
Shares issued to shareholders in reinvestment of dividends and distributions	8,870	256,047
Shares redeemed	(35,537)	(1,033,077)

Net increase (decrease)	(17,092)	$(496,605)

Year ended October 31, 2018:
Shares sold	32,601	$1,066,590
Shares issued to shareholders in reinvestment of dividends and distributions	10,581	342,701
Shares redeemed	(83,242)	(2,664,569)

Net increase (decrease)	(40,060)	$(1,255,278)

Class R6	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	502,918	$13,878,661
Shares issued to shareholders in reinvestment of dividends and distributions	3,659	109,930
Shares redeemed	(23,975)	(718,261)

Net increase (decrease)	482,602	$13,270,330

Period ended October 31, 2018 (a):
Shares sold	1,509	$49,321
Shares issued to shareholders in reinvestment of dividends and distributions	15	472
Shares redeemed	(3)	(104)

Net increase (decrease)	1,521	$49,689

(a)	The inception date of the class was December 15, 2017.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay Shields”) and NYL Investors LLC (“NYL Investors”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay Shields and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay Shields and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay Shields and NYL Investors in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, MacKay Shields and NYL Investors personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, MacKay Shields and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, MacKay Shields and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay Shields and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay Shields and/or NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, MacKay Shields and NYL Investors. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay Shields and NYL Investors resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s

42	MainStay Balanced Fund

regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay Shields and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and NYL Investors and ongoing analysis of, and interactions with, MacKay Shields and NYL Investors with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ and NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields and NYL Investors provide to the Fund. The Board evaluated MacKay Shields’ and NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields and NYL Investors, and MacKay Shields’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments, MacKay Shields and NYL Investors believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields and NYL Investors. The Board reviewed MacKay Shields’ and NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, MacKay Shields’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay Shields or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, MacKay Shields and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay Shields and NYL Investors

The Board considered the costs of the services provided by New York Life Investments, MacKay Shields and NYL Investors under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, due to their relationships with the Fund. Because MacKay Shields and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments, MacKay Shields and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay Shields and NYL Investors and profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments, MacKay Shields and NYL Investors and acknowledged that New York Life Investments, MacKay Shields and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay Shields and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on

44	MainStay Balanced Fund

a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields and NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay Shields and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The

Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

46	MainStay Balanced Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

47

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737577 MS065-19	MSBL10-06/19 (NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	7.47 13.72%	–15.18 –10.24%	–10.02 –6.45%	1.95 1.95%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	7.48 13.73	–15.30 –10.37	–10.17 –6.61	2.09 2.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2017	12.27 13.27	–11.91 –11.02	–7.27 –7.27	2.79 2.79
Class I Shares	No Sales Charge		11/15/2017	14.03	–9.86	–6.11	1.85
Class R6 Shares	No Sales Charge		11/15/2017	13.92	–9.83	–6.09	1.49

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception

MSCI Emerging Markets Index[3]	13.76%	–5.04%	0.14%
Morningstar Diversified Emerging Markets Category Average[4]	13.16	–5.91	–0.93

3.

The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,137.20	$7.90	$1,017.41	$7.45	1.50%

Investor Class Shares	$1,000.00	$1,137.30	$8.74	$1,016.61	$8.25	1.64%

Class C Shares	$1,000.00	$1,132.70	$12.69	$1,012.89	$11.98	2.41%

Class I Shares	$1,000.00	$1,140.30	$6.10	$1,019.09	$5.76	1.15%

Class R6 Shares	$1,000.00	$1,139.20	$6.10	$1,019.09	$5.76	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2019 (Unaudited)

China	36.5%

Republic of Korea	12.0

India	9.5

Taiwan	9.1

Brazil	6.9

South Africa	5.8

Russia	3.1

Thailand	2.8

Poland	2.0

Hong Kong	1.9

Mexico	1.9

Philippines	1.8%

Indonesia	1.6

Peru	1.5

United States	1.5

Argentina	1.1

United Arab Emirates	0.8

Hungary	0.6

Egypt	0.2

Other Assets, Less Liabilities	–0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Tencent Holdings, Ltd.

2.	Alibaba Group Holding, Ltd., Sponsored ADR

3.	Taiwan Semiconductor Manufacturing Co., Ltd.

4.	Samsung Electronics Co., Ltd.

5.	Naspers, Ltd., Class N
6.	Ping An Insurance Group Co. of China, Ltd., Class H

7.	China Merchants Bank Co., Ltd., Class H

8.	Petroleo Brasileiro S.A.

9.	China Construction Bank Corp., Class H

10.	PT Bank Rakyat Indonesia Persero Tbk

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium, the Fund’s Subadvisor.

How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned 14.03%, outperforming the 13.76% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index. Over the same period, Class I shares outperformed the 13.16% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the MSCI Emerging Markets Index over the reporting period largely due to its investment process, which focuses on the bottom-up selection of reasonably priced stocks of quality companies delivering strong and sustainable profitability. During the reporting period, our investment process resulted in a structural tilt toward quality and growth stocks in the Fund.

After suffering one of the worst performances of recent years in 2018, the turn of the new year also coincided with a strong turnaround for emerging equity markets, resulting in one of the sector’s strongest quarters in the last decade. This market recovery was driven by a turnaround of several of the main drivers that caused the disappointing performance in 2018: a constructive evolution of renewed US-China trade negotiations; a U-turn by the U.S. Federal Reserve Board (Fed) from a tighter course of action towards a more benign monetary and balance sheet policy, keeping the U.S. dollar from rising further relative to emerging market currencies; and clear monetary and fiscal support by the Chinese government to halt that country’s downward economic trend.

These developments, along with increased exposure to domestic Chinese stocks in key indices, such as the MSCI Emerging Markets Index, caused Chinese stocks to lead the emerging market rally in early 2019. Whereas emerging markets in other parts of the world—such as Brazil and Turkey—also started the year on a strong footing, most lost ground during the second half of the quarter while China generally maintained earlier gains. India proved an exception, gaining little ground in January and February 2019 before rising sharply in March.

While country-specific national and geopolitical developments increased volatility in some markets, including Brazil, Thailand, Turkey and India, strength in the energy and information technology sectors continued to support emerging market stock prices in April, led by non-Asian markets, such as Mexico and

South Africa. Taiwan, with its large technology sector, also continued to produce notable gains during the final month of the reporting period.

In this generally positive environment, the Fund successfully moved from initial underperformance to outperformance versus the benchmark MSCI Emerging Markets Index during the reporting period. The Fund achieved these results primarily by increasing its exposure to Chinese stocks and to the information technology sector. At the same time, the Fund reduced its exposure to Brazilian and Indian securities, as well as its exposure to value-oriented sectors, such as energy, materials, financials and telecommunications. While the MSCI Emerging Markets Index also increased its exposure to stocks listed on domestic Chinese exchanges, the Fund’s disciplined bottom-up stock selection approach supported its relatively strong performance.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

Favorable stock selection in the financial, information technology and consumer discretionary sectors made the strongest positive sector contributions to the Fund’s performance relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) Allocation and stock selection in the materials, energy and health care sectors were the most substantial detractors from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contribution to absolute return came from Chinese provider of Internet, mobile and telecom services Tencent; Chinese e-commerce giant Alibaba; and South African media and Internet services provider Naspers.

Brazilian iron ore miner Vale S.A. detracted most from the Fund’s absolute performance. Other notable negative contributors included UAE’s largest health care provider NMC Health, China’s largest oil and gas producer and distributor PetroChina Company and Colombia’s largest integrated oil and gas company Ecopetrol. During the reporting period, the Fund reduced its exposure to all these detractors, and sold its holdings in Ecopetrol entirely.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

During the first quarter of 2019, the Fund obtained foreign investor registration in the Indian market, and thereafter divested its positions in Indian ETFs (exchange-traded funds) and ADRs (American depository receipts) to invest directly in equities on the local Indian market. Significant purchases included shares of Indian financial company Bajaj Finance, and Indian oil refinery and telecom company Reliance Industries. Significant sales included iShares MSCI India ETF and Invesco India ETF.

How did the Fund’s sector and/or country weightings change during the reporting period?

During the reporting period, the Fund substantially increased its positions in the information technology, consumer discretionary and real estate sectors. Over the same period, the Fund decreased its sector weighting in the financial sector and, to a lesser extent, the energy and materials sectors. Among country weightings, the Fund’s largest increases were in China, Taiwan and Argentina. The Fund decreased its country exposures most significantly in Brazil, South Korea and Colombia.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund sectors most substantially overweight relative to the MSCI Emerging Markets Index were information technology, industrials and health care. As of the same date, the Fund sectors that were most substantially underweight relative to the benchmark were consumer staples and utilities. Among country weightings, the Fund held relatively large exposures in China, Peru and Poland, and relatively small exposures in Malaysia, Taiwan and Chile.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 96.0%†
Argentina 1.1%
Grupo Financiero Galicia S.A., ADR (Banks)	5,000	$108,900
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	1,360	658,430

		767,330

Brazil 4.4%
Azul S.A., ADR (Airlines) (a)	6,000	155,760
Banco do Brasil S.A. (Banks)	75,000	950,244
IRB Brasil Resseguros S.A. (Insurance)	4,000	95,789
Localiza Rent a Car S.A. (Road & Rail)	42,000	387,748
Magazine Luiza S.A. (Multiline Retail)	7,400	360,951
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	38,000	340,353
Rumo S.A. (Road & Rail) (a)	70,000	323,124
Vale S.A. (Metals & Mining)	41,000	523,858

		3,137,827

China 36.5%
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	87,913	487,144
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	18,500	3,433,045
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	145,000	884,439
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	77,000	542,793
Baozun, Inc., ADR (Internet & Direct Marketing Retail) (a)(b)	15,000	727,500
Beijing Enterprises Water Group, Ltd. (Water Utilities) (a)	770,000	478,011
China Construction Bank Corp., Class H (Banks)	1,300,000	1,148,404
China Merchants Bank Co., Ltd., Class H (Banks)	405,000	2,005,692
China Mobile, Ltd. (Wireless Telecommunication Services)	55,000	524,073
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	200,000	748,266
China Railway Group, Ltd., Class H (Construction & Engineering)	120,000	94,534
Contemporary Amperex Technology Co., Ltd., Class A (Electrical Equipment) (a)	24,997	295,951
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies) (a)	199,482	368,714
Future Land Development Holdings, Ltd. (Real Estate Management & Development)	550,000	655,530
Geely Automobile Holdings, Ltd. (Automobiles)	130,000	260,835
Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	109,920	533,218
Huazhu Group, Ltd., ADR (Hotels, Restaurants & Leisure)	5,000	212,000

	Shares	Value
China (continued)
Hundsun Technologies, Inc., Class A (Software)	15,000	$184,917
Kunlun Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	460,000	485,519
Kweichow Moutai Co., Ltd., Class A (Beverages)	1,800	260,242
Lenovo Group, Ltd. (Technology Hardware, Storage & Peripherals)	910,000	843,323
Longi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)	186,000	626,737
Luxshare Precision Industry Co., Ltd., Class A (Electrical Equipment)	144,914	561,217
MMG, Ltd. (Metals & Mining) (a)	560,000	241,995
Nari Technology Co., Ltd., Class A (Electrical Equipment)	109,943	325,253
Noah Holdings, Ltd., ADR (Capital Markets) (a)(b)	7,300	396,682
PetroChina Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	400,000	253,926
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)(b)	11,500	255,645
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	172,000	2,070,849
Sany Heavy Industry Co., Ltd., Class A (Machinery)	320,000	581,879
Shenzhen International Holdings, Ltd. (Transportation Infrastructure)	160,000	345,095
Silergy Corp. (Semiconductors & Semiconductor Equipment)	20,000	327,497
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	35,000	426,748
TAL Education Group, ADR (Diversified Consumer Services) (a)	16,000	615,520
Tencent Holdings, Ltd. (Interactive Media & Services)	71,000	3,511,626
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(c)	24,000	241,383
Zhejiang Dingli Machinery Co., Ltd., Class A (Machinery)	27,883	310,915

		26,267,117

Egypt 0.2%
Commercial International Bank Egypt S.A.E., GDR (Banks)	40,000	175,000

Hong Kong 1.9%
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	270,000	520,396
SSY Group, Ltd. (Pharmaceuticals)	400,000	377,830
Xinyi Glass Holdings, Ltd. (Auto Components)	420,000	479,706

		1,377,932

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Hungary 0.6%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	40,000	$459,256

India 9.5%
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	30,000	168,948
Aurobindo Pharma, Ltd. (Pharmaceuticals)	37,000	434,481
Axis Bank, Ltd. (Banks) (a)	66,000	725,913
Bajaj Finance, Ltd. (Consumer Finance)	22,000	980,537
Godrej Consumer Products, Ltd. (Personal Products)	1,000	9,386
Infosys, Ltd. (IT Services)	67,000	721,355
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	210,000	724,619
PVR, Ltd. (Entertainment)	18,000	458,192
Reliance Industries, Ltd.	45,000	900,890
Sponsored GDR (c)	5,000	200,250
Shree Cement, Ltd. (Construction Materials)	1,800	511,892
Tech Mahindra, Ltd. (IT Services)	59,951	720,494
Titan Co., Ltd. (Textiles, Apparel & Luxury Goods)	16,000	267,212

		6,824,169

Indonesia 1.6%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	3,700,000	1,134,666
Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	150,000	39,895

		1,174,561

Mexico 1.9%
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Transportation Infrastructure)	21,000	344,858
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	160,000	1,013,791

		1,358,649

Peru 1.5%
Credicorp, Ltd. (Banks)	2,400	568,560
Southern Copper Corp. (Metals & Mining)	13,000	499,460

		1,068,020

Philippines 1.8%
Ayala Land, Inc. (Real Estate Management & Development)	900,000	845,383
Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	73,000	426,688

		1,272,071

Poland 2.0%
Alior Bank S.A. (Banks) (a)	17,000	260,909
CD Projekt S.A. (Entertainment) (a)	11,000	618,587

	Shares	Value
Poland (continued)
Dino Polska S.A. (Food & Staples Retailing) (a)(c)	17,500	$581,585

		1,461,081

Republic of Korea 11.4%
Cosmax, Inc. (Personal Products)	4,200	497,967
Hotel Shilla Co., Ltd. (Specialty Retail)	4,600	452,853
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	10,100	330,715
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	4,500	372,127
Korea Investment Holdings Co., Ltd. (Capital Markets)	9,100	532,842
LG Chem, Ltd. (Chemicals)	1,800	556,264
LG Household & Health Care, Ltd. (Personal Products)	330	401,712
Medy-Tox, Inc. (Biotechnology)	527	252,233
NCSoft Corp. (Entertainment)	1,100	495,313
Osstem Implant Co., Ltd. (Health Care Equipment & Supplies) (a)	6,200	306,776
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	60,000	2,355,006
Samsung Engineering Co., Ltd. (Construction & Engineering) (a)	26,000	379,489
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	10,500	710,097
SK Materials Co., Ltd. (Chemicals)	2,700	397,783
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	800	169,499

		8,210,676

Russia 3.1%
Polymetal International PLC (Metals & Mining)	24,000	252,434
Tatneft PJSC (Oil, Gas & Consumable Fuels)	37,000	432,168
TCS Group Holding PLC (Banks)	32,000	636,800
X5 Retail Group N.V., GDR (Food & Staples Retailing)	5,000	151,750
Yandex N.V., Class A (Interactive Media & Services) (a)	21,000	786,030

		2,259,182

South Africa 5.8%
AngloGold Ashanti, Ltd. (Metals & Mining)	23,000	277,045
Bidvest Group, Ltd. (Industrial Conglomerates)	24,000	364,236
Capitec Bank Holdings, Ltd. (Banks)	9,500	887,701
Naspers, Ltd., Class N (Internet & Direct Marketing Retail)	9,800	2,504,018
Standard Bank Group, Ltd. (Banks)	10,000	139,112

		4,172,112

Taiwan 9.1%
Accton Technology Corp. (Communications Equipment)	140,000	593,508
Airtac International Group (Machinery)	42,000	559,982

12	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	19,000	$394,745
Chailease Holding Co., Ltd. (Diversified Financial Services)	240,200	1,022,177
China Life Insurance Co., Ltd. (Insurance)	250,000	207,922
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	60,000	315,524
Giant Manufacturing Co., Ltd. (Leisure Products)	60,000	457,267
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	360,000	3,017,378

		6,568,503

Thailand 2.8%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	50,000	297,573
CP ALL PCL, NVDR (Food & Staples Retailing)	300,000	728,269
Energy Absolute PCL, NVDR (Independent Power & Renewable Electricity Producers)	350,000	611,198
Indorama Ventures PCL, NVDR (Chemicals)	5,000	7,165
Srisawad Corp. PCL, NVDR (Consumer Finance)	200,000	342,992

		1,987,197

United Arab Emirates 0.8%
NMC Health PLC (Health Care Providers & Services)	16,000	588,782

Total Common Stocks (Cost $65,925,423)		69,129,465

Preferred Stocks 3.1%
Brazil 2.5%
Itau Unibanco Holding S.A. 4.37% (Banks)	66,000	569,427
Petroleo Brasileiro S.A. 3.36% (Oil, Gas & Consumable Fuels)	185,000	1,279,067
Republic of Korea 0.6%
Samsung Electronics Co., Ltd 4.08% (Technology Hardware, Storage & Peripherals)	13,000	413,988

Total Preferred Stocks (Cost $2,222,372)		2,262,482

	Shares	Value
Short-Term Investment 0.5%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 2.20% (d)	393,311	$393,311

Total Short-Term Investment (Cost $393,311)		393,311

Investment of Cash Collateral For Securities Loaned 1.0%
Unaffiliated Investment Company 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (d)	683,074	683,074

Total Investment of Cash Collateral For Securities Loaned (Cost $683,074)		683,074

Total Investments (Cost $69,224,180)	100.6%	72,468,332
Other Assets, Less Liabilities	(0.6)	(428,958)
Net Assets	100.0%	$72,039,374

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $1,211,314; the total market value of collateral held by the Fund was $1,228,368. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $545,294 (See Note 2(J)).

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$69,129,465	$—	$—	$69,129,465
Preferred Stocks	2,262,482	—	—	2,262,482
Short-Term Investment
Affiliated Investment Company	393,311	—	—	393,311
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	683,074	—	—	683,074

Total Investments in Securities	$72,468,332	$—	$—	$72,468,332

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Fund ’s investments by industry.

Industry Diversification

	Value	Percent †
Airlines	$155,760	0.2%
Auto Components	479,706	0.7
Automobiles	260,835	0.4
Banks	10,325,119	14.3
Beverages	260,242	0.4
Biotechnology	252,233	0.3
Capital Markets	929,524	1.3
Chemicals	961,212	1.3
Commercial Services & Supplies	368,714	0.5
Communications Equipment	593,508	0.8
Construction & Engineering	474,023	0.7
Construction Materials	1,396,331	1.9
Consumer Finance	1,323,529	1.8
Diversified Consumer Services	615,520	0.9
Diversified Financial Services	1,022,177	1.4
Diversified Telecommunication Services	39,895	0.1
Electrical Equipment	1,182,421	1.6
Electronic Equipment, Instruments & Components	1,275,490	1.8
Entertainment	1,572,092	2.2
Food & Staples Retailing	1,461,604	2.0
Health Care Equipment & Supplies	306,776	0.4
Health Care Providers & Services	1,416,279	2.0
Hotels, Restaurants & Leisure	638,688	0.9
Independent Power & Renewable Electricity Producers	611,198	0.8
Industrial Conglomerates	364,236	0.5
Insurance	2,705,275	3.8

	Value	Percent †
Interactive Media & Services	$4,297,656	6.0%
Internet & Direct Marketing Retail	7,578,638	10.5
IT Services	1,441,849	2.0
Leisure Products	457,267	0.6
Life Sciences Tools & Services	241,383	0.3
Machinery	1,452,776	2.0
Metals & Mining	1,794,792	2.5
Multiline Retail	360,951	0.5
Oil, Gas & Consumable Fuels	4,735,695	6.6
Personal Products	909,065	1.3
Pharmaceuticals	1,332,707	1.8
Real Estate Management & Development	2,249,179	3.1
Road & Rail	710,872	1.0
Semiconductors & Semiconductor Equipment	5,448,581	7.6
Short Term Investments	1,076,385	1.5
Software	184,917	0.3
Specialty Retail	452,853	0.6
Technology Hardware, Storage & Peripherals	3,612,317	5.0
Textiles, Apparel & Luxury Goods	810,005	1.1
Transportation Infrastructure	858,901	1.2
Water Utilities	478,011	0.7
Wireless Telecommunication Services	991,145	1.4

	72,468,332	100.6
Other Assets, Less Liabilities	(428,958)	–0.6

Net Assets	$72,039,374	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $68,830,869) including securities on loan of $1,211,314	$72,075,021
Investment in affiliated investment company, at value (identified cost $393,311)	393,311
Cash denominated in foreign currencies (identified cost $510,653)	507,343
Receivables:
Investment securities sold	828,805
Dividends	72,237
Securities lending income	2,483
Fund shares sold	1,187
Other assets	37,482

Total assets	73,917,869

Liabilities
Payables:
Investment securities purchased	866,154
Collateral received for securities on loan	683,074
Foreign capital gains tax (See Note 2(C))	114,082
Manager (See Note 3)	86,672
Custodian	57,643
Professional fees	27,442
Shareholder communication	11,392
Offering costs	7,895
Transfer agent (See Note 3)	872
NYLIFE Distributors (See Note 3)	89
Trustees	56
Accrued expenses	23,124

Total liabilities	1,878,495

Net assets	$72,039,374

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,959
Additional paid-in capital	82,058,542

82,066,501
Total distributable earnings (loss)	(10,027,127)

Net assets	$72,039,374

Class A
Net assets applicable to outstanding shares	$42,169

Shares of beneficial interest outstanding	4,668

Net asset value per share outstanding	$9.03
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.56

Investor Class
Net assets applicable to outstanding shares	$154,540

Shares of beneficial interest outstanding	17,125

Net asset value per share outstanding	$9.02
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.55

Class C
Net assets applicable to outstanding shares	$55,414

Shares of beneficial interest outstanding	6,183

Net asset value and offering price per share outstanding	$8.96

Class I
Net assets applicable to outstanding shares	$40,652

Shares of beneficial interest outstanding	4,493

Net asset value and offering price per share outstanding	$9.05

Class R6
Net assets applicable to outstanding shares	$71,746,599

Shares of beneficial interest outstanding	7,926,067

Net asset value and offering price per share outstanding	$9.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$566,423
Dividends—affiliated	12,072
Securities lending	3,976
Other	1,413

Total income	583,884

Expenses
Manager (See Note 3)	372,290
Custodian	45,031
Registration	35,274
Professional fees	30,619
Offering (See Note 2)	3,643
Shareholder communication	3,134
Transfer agent (See Note 3)	2,893
Trustees	883
Distribution/Service—Class A (See Note 3)	48
Distribution/Service—Investor Class (See Note 3)	168
Distribution/Service—Class C (See Note 3)	277
Miscellaneous	4,555

Total expenses before waiver/reimbursement	498,815
Expense waiver/reimbursement from Manager (See Note 3)	(69,936)

Net expenses	428,879

Net investment income (loss)	155,005

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	(4,490,719)
Foreign currency forward transactions	(3,293)
Foreign currency transactions	(57,099)

Net realized gain (loss) on investments and foreign currency transactions	(4,551,111)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	14,109,251
Foreign currency forward contracts	(1,402)
Translation of other assets and liabilities in foreign currencies	22,842

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,130,691

Net realized and unrealized gain (loss) on investments and foreign currency transactions	9,579,580

Net increase (decrease) in net assets resulting from operations	$9,734,585

(a)	Dividends recorded net of foreign withholding taxes in the amount of $66,942.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $1,405.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(109,633).

16	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the period ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$155,005	$715,611
Net realized gain (loss) on investments and foreign currency transactions	(4,551,111)	(8,869,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,130,691	(11,005,602)

Net increase (decrease) in net assets resulting from operations	9,734,585	(19,159,553)

Distributions to shareholders:
Class A	(159)	—
Investor Class	(455)	—
Class I	(62,489)	(4,590)
Class R6	(536,250)	(3)

Total distributions to shareholders	(599,353)	(4,593)

Capital share transactions:
Net proceeds from sale of shares	5,110,223	105,155,034
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	536,641	3,385
Cost of shares redeemed	(13,547,356)	(15,189,639)

Increase (decrease) in net assets derived from capital share transactions	(7,900,492)	89,968,780

Net increase (decrease) in net assets	1,234,740	70,804,634

Net Assets
Beginning of period	70,804,634	—

End of period	$72,039,374	$70,804,634

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2019*		November 15, 2017** through October 31, 2018

Net asset value at beginning of period	$7.98		$10.00

Net investment income (loss) (a)	0.00	‡	0.05

Net realized and unrealized gain (loss) on investments	1.09		(2.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)

Total from investment operations	1.09		(2.02)

Less dividends:

From net investment income	(0.04)		—

Net asset value at end of period	$9.03		$7.98

Total investment return (b)	13.72%		(20.20%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.08	%††	0.51	% ††

Net expenses (c)	1.50	%††	1.50	% ††

Expenses (before waiver/reimbursement) (c)	1.67	%††	1.89	% ††

Portfolio turnover rate	48%		80%

Net assets at end of period (in 000’s)	$42		$35

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Investor Class	Six months ended April 30, 2019*		November 15, 2017** through October 31, 2018

Net asset value at beginning of period	$7.97		$10.00

Net investment income (loss) (a)	0.00	‡	0.05

Net realized and unrealized gain (loss) on investments	1.08		(2.05)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)

Total from investment operations	1.08		(2.03)

Less dividends:

From net investment income	(0.03)		—

Net asset value at end of period	$9.02		$7.97

Total investment return (b) (c)	13.73%		(20.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.09	%)††	0.53	% ††

Net expenses (d)	1.64	% ††	1.68	% ††

Expenses (before waiver/reimbursement) (d)	1.81	% ††	2.03	% ††

Portfolio turnover rate	48%		80%

Net assets at end of period (in 000’s)	$154		$108

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2019*		November 15, 2017** through October 31, 2018

Net asset value at beginning of period	$7.91		$10.00

Net investment income (loss) (a)	(0.04)		0.00	‡

Net realized and unrealized gain (loss) on investments	1.09		(2.06)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)

Total from investment operations	1.05		(2.09)

Net asset value at end of period	$8.96		$7.91

Total investment return (b)	13.27%		(20.90%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.92	%)††	0.04	% ††

Net expenses (c)	2.41	% ††	2.44	% ††

Expenses (before waiver/reimbursement) (c)	2.58	% ††	2.73	% ††

Portfolio turnover rate	48%		80%

Net assets at end of period (in 000’s)	$55		$93

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class I	Six months ended April 30, 2019*		November 15, 2017** through October 31, 2018

Net asset value at beginning of period	$8.00		$10.00

Net investment income (loss) (a)	0.02		0.03

Net realized and unrealized gain (loss) on investments	1.09		(2.01)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)

Total from investment operations	1.11		(2.00)

Less dividends:

From net investment income	(0.06)		(0.00	)‡

Net asset value at end of period	$9.05		$8.00

Total investment return (b)	14.03%		(19.99%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.50	%††	0.34	% ††

Net expenses (c)	1.15	%††	1.19	% ††

Expenses (before waiver/reimbursement) (c)	1.43	%††	1.79	% ††

Portfolio turnover rate	48%		80%

Net assets at end of period (in 000’s)	$41		$7,934

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2019*		November 15, 2017** through October 31, 2018

Net asset value at beginning of period	$8.01		$10.00

Net investment income (loss) (a)	0.02		0.14

Net realized and unrealized gain (loss) on investments	1.08		(2.10)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)

Total from investment operations	1.10		(1.99)

Less dividends:

From net investment income	(0.06)		(0.00	)‡

Net asset value at end of period	$9.05		$8.01

Total investment return (b)	13.92%		(19.89%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.41	%††	1.54	% ††

Net expenses (c)	1.15	%††	1.15	% ††

Expenses (before waiver/reimbursement) (c)	1.33	%††	1.43	% ††

Portfolio turnover rate	48%		80%

Net assets at end of period (in 000’s)	$71,747		$62,635

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C, Class I and Class R6 shares have an inception date of November 15, 2017.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

21

Notes to Financial Statements (Unaudited) (continued)

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities, including exchange-traded funds (“ETFs”) and listed closed-end funds, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. In addition, because listed closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which

22	MainStay Candriam Emerging Markets Equity Fund

mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in closed-end funds, ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in closed-end funds, ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of closed-end funds, ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Offering and Organization Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. Offering costs are being amortized on a straight line basis over twelve months. Organizational expenses are expensed when incurred.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement

23

Notes to Financial Statements (Unaudited) (continued)

that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $1,211,314; the total market value of collateral held by the Fund was $1,228,368. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $545,294.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

24	MainStay Candriam Emerging Markets Equity Fund

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$(3,293)	$(3,293)

Total Realized Gain (Loss)		$(3,293)	$(3,293)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$(1,402)	$(1,402)

Total Change in Unrealized Appreciation (Depreciation)		$(1,402)	$(1,402)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Short (a)	$(142,287)	$(142,287)

(a)	Positions were open one month during the reporting period

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance

Officer attributable to the Fund. Candriam Belgium S.A. (“Candriam Belgium” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2019, the effective management fee rate was 1.00%, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.50%; and Class I, 1.15% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $372,290 and waived its fees and/or reimbursed expenses in the amount of $69,936.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York

25

Notes to Financial Statements (Unaudited) (continued)

Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $13 and $60, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of

New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$17
Investor Class	166
Class C	68
Class I	2,642

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$2,524	$13,791	$(15,922)	$—	$—	$393	$12	$—	393

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$24,945	59.2%
Class C	24,944	45.0
Class I	24,972	61.4
Class R6	24,945	0.0

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$70,103,844	$5,610,937	$(3,246,449)	$2,364,488

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $7,770,512 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$7,771	$—

During the period ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018

Distributions paid from:
Ordinary Income	$4,593

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets

26	MainStay Candriam Emerging Markets Equity Fund

and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $34,838 and $41,027, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,519	$31,441
Shares issued to shareholders in reinvestment of dividends and distributions	8	62
Shares redeemed	(2,770)	(24,759)

Net increase (decrease) in shares outstanding before conversion	757	6,744
Shares converted into Class A (See Note 1)	319	2,484
Shares converted from Class A (See Note 1)	(757)	(6,585)

Net increase (decrease)	319	$2,643

Period ended October 31, 2018:
Shares sold	18,664	$193,616
Shares redeemed	(16,394)	(164,901)

Net increase (decrease) in shares outstanding before conversion	2,270	28,715
Shares converted into Class A (See Note 1)	2,079	21,225

Net increase (decrease)	4,349	$49,940

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	5,314	$44,857
Shares issued to shareholders in reinvestment of dividends and distributions	49	383
Shares redeemed	(2,502)	(22,567)

Net increase (decrease) in shares outstanding before conversion	2,861	22,673
Shares converted into Investor Class (See Note 1)	1,063	9,216
Shares converted from Investor Class (See Note 1)	(319)	(2,484)

Net increase (decrease)	3,605	$29,405

Period ended October 31, 2018:
Shares sold	15,682	$150,948
Shares redeemed	(81)	(735)

Net increase (decrease) in shares outstanding before conversion	15,601	150,213
Shares converted from Investor Class (See Note 1)	(2,081)	(21,225)

Net increase (decrease)	13,520	$128,988

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,284	$29,064
Shares redeemed	(8,543)	(70,658)

Net increase (decrease) in shares outstanding before conversion	(5,259)	(41,594)
Shares converted from Class C (See Note 1)	(307)	(2,631)

Net increase (decrease)	(5,566)	$(44,225)

Period ended October 31, 2018:
Shares sold	11,749	$117,339

Net increase (decrease)	11,749	$117,339

27

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,759	$26,187
Shares issued to shareholders in reinvestment of dividends and distributions	14	108
Shares redeemed	(990,000)	(8,621,993)

Net increase (decrease)	(987,227)	$(8,595,698)

Period ended October 31, 2018:
Shares sold	9,276,122	$95,333,425
Shares issued to shareholders in reinvestment of dividends and distributions	343	3,385
Shares redeemed	(204,400)	(2,197,513)

Net increase (decrease) in shares outstanding before conversion	9,072,065	93,139,297
Shares converted from Class I (See Note 1)	(8,080,345)	(83,146,752)

Net increase (decrease)	991,720	$9,992,545

Class R6	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	608,316	$4,978,674
Shares issued to shareholders in reinvestment of dividends and distributions	68,291	536,088
Shares redeemed	(573,709)	(4,807,379)

Net increase (decrease)	102,898	$707,383

Period ended October 31, 2018:
Shares sold	1,045,597	$9,359,706
Shares redeemed	(1,294,928)	(12,826,490)

Net increase (decrease) in shares outstanding before conversion	(249,331)	(3,466,784)
Shares converted into Class R6 (See Note 1)	8,072,500	83,146,752

Net increase (decrease)	7,823,169	$79,679,968

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Candriam Emerging Markets Equity Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam Belgium S.A. (“Candriam”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Candriam in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Candriam in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Candriam personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Candriam. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Candriam. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Candriam resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Candriam and ongoing analysis of, and interactions with, Candriam with respect to, among other things, Fund investment performance and risk as well as Candriam’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Candriam provides to the Fund. The Board evaluated Candriam’s experience in serving as subadvisor to the Fund and managing other portfolios and Candriam’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam, and Candriam’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Candriam believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Candriam. The Board reviewed Candriam’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Candriam’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board recognized that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an

30	MainStay Candriam Emerging Markets Equity Fund

annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that ongoing efforts by New York Life Investments and Candriam to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Candriam

The Board considered the costs of the services provided by New York Life Investments and Candriam under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund. Because Candriam is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Candriam and profits realized by New York Life Investments and its affiliates, including Candriam, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and Candriam and acknowledged that New York Life Investments and Candriam must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Candriam from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Candriam in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Candriam are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Candriam on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

32	MainStay Candriam Emerging Markets Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1776899 MS065-19	MSCEME10-06/19 (NYLIM) NL440

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–0.29 5.52%	–3.04 2.61%	2.31 3.48%	6.64 7.24%	1.13 1.13%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.38 5.42	–3.20 2.43	2.16 3.32	6.49 7.09	1.31 1.31
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	0.03 5.02	–3.18 1.65	2.20 2.55	6.30 6.30	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	4.03 5.02	0.69 1.65	2.55 2.55	6.30 6.30	2.06 2.06
Class I Shares	No Sales Charge		4/4/2005	5.69	2.84	3.74	7.51	0.88
Class R3 Shares	No Sales Charge		2/29/2016	5.26	2.17	6.13	N/A	1.48

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[4]	9.76%	13.49%	11.63%	15.32%
MSCI EAFE® Index[5]	7.45	–3.22	2.60	7.95
Bloomberg Barclays U.S. Aggregate Bond Index[6]	5.49	5.29	2.57	3.72
Conservative Allocation Composite Index[7]	7.17	7.11	5.40	7.87
Morningstar Allocation – 30% to 50% Equity Category Average[8]	5.94	4.46	3.86	7.44

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,055.20	$1.89	$1,022.96	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,054.20	$2.80	$1,022.07	$2.76	0.55%

Class B Shares	$1,000.00	$1,050.20	$6.61	$1,018.35	$6.51	1.30%

Class C Shares	$1,000.00	$1,050.20	$6.61	$1,018.35	$6.51	1.30%

Class I Shares	$1,000.00	$1,056.90	$0.61	$1,024.20	$0.60	0.12%

Class R3 Shares	$1,000.00	$1,052.60	$3.66	$1,021.22	$3.61	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Conservative Allocation Fund returned 5.69%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, and the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the 7.17% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 5.94% return of the Morningstar Allocation—30% to 50% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, some of which detracted materially from active returns. Prominent examples of Underlying Funds that struggled to meet their objectives included the MainStay Cushing Renaissance Advantage Fund, the MainStay MacKay International Opportunities Fund and the IQ Chaikin U.S. Small Cap ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Fund’s overall stock/bond blend. The Fund increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by the end of the reporting period. Within equities, a preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities offset those gains to a degree. Among its fixed-income holdings, the Fund benefited from exposure to convertible high-yield municipal bonds and short-duration2 high-yield corporate bonds. Underweight exposure to leveraged loans also enhanced returns. However, the Fund’s position in cash and short-maturity municipal bonds acted as a drag on relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy, and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by the end of the reporting period, it was again close to neutral.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Fund’s assets to stocks of developing nations over those of the developed world. Second, the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinationals that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Fund, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Fund, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads3 widened and valuations appeared more reasonable. Within speculative-grade credit, the Fund shied away from floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Fund’s duration slightly short in the expectation that the yield curve4 would steepen as it became clear, in our opinion, that growth remained entrenched and the next recession was still some distance off. The Fund’s positioning on credit mildly enhanced returns, but those positive effects were undercut by the negative effects of the Fund’s duration position.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period in part by reducing its positions in the IQ Chaikin U.S. Large Cap ETF and the IQ 50 Percent Hedged FTSE International ETF. The Fund kept some of the proceeds in cash rather than investing in fixed-income securities, given the potential for bond yields to rise.

Within equities, we made the Fund’s value bias a little less pronounced by allocating more assets to the MainStay Large Cap Growth Fund and the MainStay MacKay Growth Fund. We also lowered the Fund’s exposure to the MainStay Cushing Renaissance Advantage Fund and the MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we anticipated.

Two Underlying Funds were closed during the reporting period, the MainStay Absolute Return Multi-Strategy Fund and the MainStay Epoch Global Choice Fund, necessitating reallocation to other Underlying Funds. The Fund reinvested some of those assets in the MainStay MacKay Short Duration High Yield Fund. A new Underlying Fund was also added during the reporting period: the IQ International 500 ETF. The Fund’s exposure to this Underlying Fund remained quite small as of April 30, 2019 but was expected to grow.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest returns came from the MainStay Large Cap Growth Fund, the MainStay Candriam Emerging Markets Equity Fund and the MainStay Epoch Capital Growth Fund. At the other end of the spectrum, the MainStay Cushing Renaissance Advantage Fund generated a very small loss while the IQ Global Resources ETF and the IQ Chaikin U.S. Small Cap ETF saw the lowest positive total returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance in equities and which were particularly weak?

Among the Underlying Equity Funds making the most significant contributions to equity returns were the MainStay Large Cap Growth Fund and the MainStay Candriam Emerging Markets Fund. (Contributions take weightings and total returns into account.) The MainStay Epoch U.S. Equity Yield Fund also made a material, though lesser, contribution. Detractors from the Fund’s equity performance included the MainStay Cushing Renaissance Advantage Fund, the MainStay Epoch Global Choice Fund and the MainStay MacKay International Opportunities Fund.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from the MainStay MacKay Convertible Fund and the IQ S&P High Yield Low Volatility Bond ETF. MainStay U.S. Government Liquidity Fund had the lowest return followed by the MainStay MacKay Short Term Municipal Fund, the MainStay Floating Rate Fund and the MainStay MacKay Unconstrained Bond Fund.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Fixed-Income Funds making the most significant positive contributions to the Fund’s returns were the MainStay Indexed Bond Fund, the MainStay MacKay Total Return Bond Fund and the MainStay Floating Rate Fund. No fixed-income funds detracted from Fund performance, but the smallest contributions came from the MainStay MacKay Short Term Municipal Fund, the Fund’s cash sweep account and the MainStay MacKay Unconstrained Bond Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Conservative Allocation Fund

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund maintained a roughly neutral posture in terms of its stock/bond blend. While corporate profit growth has slowed in recent months, it remains positive and shows promise of accelerating later this year, in our opinion. We found the improvement in non-farm productivity the past few quarters, which could help preserve margins in the face of rising wages, keep a lid on inflation and extend the economic expansion, to be particularly encouraging. We would otherwise be favorably disposed to equities and tilt the Fund in that direction accordingly, but the rise in stock prices since December 24, 2018 looks extended, and we anticipate a pullback sometime this spring that would bring with it more attractive pricing for rebuilding an equity overweight position.

In the equities part of its portfolio, as of the end of the reporting period, the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries that have historically outperformed value indices during certain expansionary periods, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

As of April 30, 2019, the Fund’s fixed-income position had shifted to a roughly neutral stance regarding credit exposure. While spreads appeared fair, if not generous, and corporate fundamentals looked solid, we remained mildly concerned regarding aggregate debt levels. Within lower-grade credit, we preferred short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. Regarding average maturity, the Fund was positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. While we anticipate that the long end of the yield curve may gradually grind higher as the term premium becomes less negative, we believe that the total move is not likely to be large and current yields are too low to compensate for the risk of a more substantial climb.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 95.9%†
Equity Funds 40.5%
IQ 50 Percent Hedged FTSE International ETF	435,205	$8,978,279
IQ 500 International ETF (a)	210	5,810
IQ Chaikin U.S. Large Cap ETF	309,384	7,647,972
IQ Chaikin U.S. Small Cap ETF	642,504	16,499,503
IQ Global Resources ETF	137,948	3,732,224
MainStay Candriam Emerging Markets Equity Fund Class R6 (b)	1,134,027	10,262,948
MainStay Cushing MLP Premier Fund Class I	143,810	1,617,859
MainStay Cushing Renaissance Advantage Fund Class I (a)(b)	177,131	3,253,895
MainStay Epoch Capital Growth Fund Class I	308,557	3,897,081
MainStay Epoch International Choice Fund Class I	227,937	7,948,177
MainStay Epoch U.S. All Cap Fund Class R6 (b)	342,073	9,612,250
MainStay Epoch U.S. Equity Yield Fund Class R6 (b)	727,354	12,052,253
MainStay Large Cap Growth Fund Class R6	1,024,900	10,597,465
MainStay MacKay Common Stock Fund Class I	169,944	4,184,028
MainStay MacKay Emerging Markets Equity Fund Class R6 (b)	1,089,978	10,049,593
MainStay MacKay Growth Fund Class I (b)	289,378	10,533,376
MainStay MacKay International Equity Fund Class R6 (a)	592	9,890
MainStay MacKay International Opportunities Fund Class I	763,120	5,898,917
MainStay MacKay S&P 500 Index Fund Class I	38,896	1,884,129
MainStay MacKay Small Cap Core Fund Class I (b)	778,487	20,396,369
MainStay MacKay U.S. Equity Opportunities Fund Class I	1,225,780	10,443,642
MainStay MAP Equity Fund Class I	277,606	11,640,028

Total Equity Funds (Cost $151,038,944)		171,145,688

Fixed Income Funds 55.4%
IQ Enhanced Core Bond U.S. ETF (b)	611,708	11,536,813
IQ S&P High Yield Low Volatility Bond ETF (b)	215,419	5,338,147
MainStay Floating Rate Fund Class R6 (b)	2,590,595	23,911,196
MainStay Indexed Bond Fund Class I (b)	11,581,454	121,373,641
MainStay MacKay Convertible Fund Class I	275,674	4,890,452
MainStay MacKay High Yield Corporate Bond Fund Class R6	1,399,358	7,836,407
MainStay MacKay High Yield Municipal Bond Fund Class I	548,593	6,967,133
MainStay MacKay Short Duration High Yield Fund Class I	1,487,244	14,693,974

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay Short Term Municipal Fund Class I	642,855	$6,158,554
MainStay MacKay Total Return Bond Fund Class R6 (b)	2,132,105	22,301,814
MainStay MacKay Unconstrained Bond Fund Class R6 (b)	1,008,960	8,777,954

Total Fixed Income Funds (Cost $228,866,064)		233,786,085

Total Affiliated Investment Companies (Cost $379,905,008)		404,931,773

Short-Term Investments 4.2%
Affiliated Investment Company 4.1%
MainStay U.S. Government Liquidity Fund, 2.20% (c)	17,413,854	17,413,854

Total Affiliated Investment Company (Cost $17,413,854)		17,413,854

	Principal Amount
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.50%, dated 4/30/19 due 5/1/19 Proceeds at Maturity $301,378 (Collateralized by a United States Treasury Note with a rate 2.125% and a maturity date of 12/31/22, with a Principal Amount of $310,000 and a Market Value of $310,366)	$301,374	301,374

Total Repurchase Agreement (Cost $301,374)		301,374

Total Short-Term Investments (Cost $17,715,228)		17,715,228

Total Investments (Cost $397,620,236)	100.1%	422,647,001
Other Assets, Less Liabilities	(0.1)	(576,012)
Net Assets	100.0%	$422,070,989

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(c)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$171,145,688	$—	$—	$171,145,688
Fixed Income Funds	233,786,085	—	—	233,786,085
Short-Term Investment	17,413,854	—	—	17,413,854
Short-Term Investment
Repurchase Agreement	—	301,374	—	301,374

Total Investments in Securities	$422,345,627	$301,374	$—	$422,647,001

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $397,318,862)	$422,345,627
Repurchase agreements, at value (identified cost $301,374)	301,374
Receivables:
Dividends and Interest	646,720
Investment securities sold	147,152
Fund shares sold	123,030
Manager (See Note 3)	144
Other assets	69,016

Total assets	423,633,063

Liabilities
Payables:
Fund shares redeemed	645,497
Investment securities purchased	618,265
NYLIFE Distributors (See Note 3)	127,822
Transfer agent (See Note 3)	77,207
Shareholder communication	65,139
Professional fees	23,749
Custodian	2,755
Trustees	524
Accrued expenses	1,116

Total liabilities	1,562,074

Net assets	$422,070,989

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,165
Additional paid-in capital	401,554,276

401,590,441
Total distributable earnings (loss)	20,480,548

Net assets	$422,070,989

Class A
Net assets applicable to outstanding shares	$303,985,085

Shares of beneficial interest outstanding	26,033,905

Net asset value per share outstanding	$11.68
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.36

Investor Class
Net assets applicable to outstanding shares	$41,581,746

Shares of beneficial interest outstanding	3,559,702

Net asset value per share outstanding	$11.68
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.36

Class B
Net assets applicable to outstanding shares	$19,883,545

Shares of beneficial interest outstanding	1,709,560

Net asset value and offering price per share outstanding	$11.63

Class C
Net assets applicable to outstanding shares	$48,969,784

Shares of beneficial interest outstanding	4,211,899

Net asset value and offering price per share outstanding	$11.63

Class I
Net assets applicable to outstanding shares	$7,010,961

Shares of beneficial interest outstanding	594,601

Net asset value and offering price per share outstanding	$11.79

Class R3
Net assets applicable to outstanding shares	$639,868

Shares of beneficial interest outstanding	54,906

Net asset value and offering price per share outstanding	$11.65

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,443,383
Interest	420

Total income	6,443,803

Expenses
Distribution/Service—Class A (See Note 3)	366,320
Distribution/Service—Investor Class (See Note 3)	48,243
Distribution/Service—Class B (See Note 3)	102,749
Distribution/Service—Class C (See Note 3)	266,128
Distribution/Service—Class R3 (See Note 3)	1,166
Transfer agent (See Note 3)	227,211
Registration	56,043
Shareholder communication	38,461
Professional fees	28,697
Custodian	5,738
Trustees	5,037
Shareholder service (See Note 3)	233
Miscellaneous	9,472

Total expenses before waiver/reimbursement	1,155,498
Expense waiver/reimbursement from Manager (See Note 3)	(17,763)

Net expenses	1,137,735

Net investment income (loss)	5,306,068

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(6,390,835)
Realized capital gain distributions from affiliated investment companies	8,898,217

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,507,382

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	14,102,891

Net realized and unrealized gain (loss) on investments	16,610,273

Net increase (decrease) in net assets resulting from operations	$21,916,341

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,306,068	$7,288,890
Net realized gain (loss) on investments and investments from affiliated investment companies	2,507,382	14,602,348
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	14,102,891	(34,651,096)

Net increase (decrease) in net assets resulting from operations	21,916,341	(12,759,858)

Distributions to shareholders:
Class A	(15,318,642)	(12,700,632)
Investor Class	(1,960,319)	(1,418,777)
Class B	(985,646)	(888,911)
Class C	(2,598,969)	(2,244,739)
Class I	(381,760)	(510,146)
Class R3	(19,940)	(6,871)

Total distributions to shareholders	(21,265,276)	(17,770,076)

Capital share transactions:
Net proceeds from sale of shares	23,236,246	68,534,768
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	20,987,101	17,436,688
Cost of shares redeemed	(47,595,943)	(99,762,609)

Increase (decrease) in net assets derived from capital share transactions	(3,372,596)	(13,791,153)

Net increase (decrease) in net assets	(2,721,531)	(44,321,087)

Net Assets
Beginning of period	424,792,520	469,113,607

End of period	$422,070,989	$424,792,520

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.69	$12.51	$11.60	$11.81	$12.52	$12.56

Net investment income (loss) (a)	0.16	0.22	0.22	0.23	0.25	0.22

Net realized and unrealized gain (loss) on investments	0.44	(0.55)	0.95	0.01	(0.23)	0.50

Total from investment operations	0.60	(0.33)	1.17	0.24	0.02	0.72

Less dividends and distributions:

From net investment income	(0.23)	(0.25)	(0.23)	(0.25)	(0.30)	(0.29)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.61)	(0.49)	(0.26)	(0.45)	(0.73)	(0.76)

Net asset value at end of period	$11.68	$11.69	$12.51	$11.60	$11.81	$12.52

Total investment return (b)	5.52%	(2.73%)	10.36%	2.10%	0.11%	5.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.75%††	1.77%	1.83%	1.99%	2.05%	1.81%

Net expenses (c)	0.37%††	0.36%	0.36%	0.36%	0.36%	0.35%

Portfolio turnover rate	23%	59%	36%	44%	40%	45%

Net assets at end of period (in 000’s)	$303,985	$299,016	$314,722	$253,377	$253,308	$244,098

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.69	$12.51	$11.59	$11.81	$12.52	$12.56

Net investment income (loss) (a)	0.15	0.20	0.20	0.21	0.23	0.21

Net realized and unrealized gain (loss) on investments	0.44	(0.54)	0.96	0.01	(0.23)	0.49

Total from investment operations	0.59	(0.34)	1.16	0.22	0.00	0.70

Less dividends and distributions:

From net investment income	(0.22)	(0.24)	(0.21)	(0.24)	(0.28)	(0.27)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.60)	(0.48)	(0.24)	(0.44)	(0.71)	(0.74)

Net asset value at end of period	$11.68	$11.69	$12.51	$11.59	$11.81	$12.52

Total investment return (b)	5.42%	(2.88%)	10.18%	1.96%	(0.03%)	5.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.56%††	1.60%	1.63%	1.85%	1.91%	1.67%

Net expenses (c)	0.55%††	0.51%	0.51%	0.50%	0.50%	0.50%

Expenses (before waiver/reimbursement) (c)	0.58%††	0.54%	0.51%	0.50%	0.50%	0.50%

Portfolio turnover rate	23%	59%	36%	44%	40%	45%

Net assets at end of period (in 000’s)	$41,582	$37,828	$37,533	$74,166	$71,083	$65,991

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.64	$12.46	$11.55	$11.76	$12.47	$12.51

Net investment income (loss) (a)	0.10	0.11	0.11	0.13	0.14	0.11

Net realized and unrealized gain (loss) on investments	0.44	(0.55)	0.95	0.01	(0.23)	0.50

Total from investment operations	0.54	(0.44)	1.06	0.14	(0.09)	0.61

Less dividends and distributions:

From net investment income	(0.17)	(0.14)	(0.12)	(0.15)	(0.19)	(0.18)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.55)	(0.38)	(0.15)	(0.35)	(0.62)	(0.65)

Net asset value at end of period	$11.63	$11.64	$12.46	$11.55	$11.76	$12.47

Total investment return (b)	5.02%	(3.63%)	9.30%	1.29%	(0.78%)	5.03%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.82%††	0.89%	0.95%	1.11%	1.17%	0.93%

Net expenses (c)	1.30%††	1.26%	1.27%	1.25%	1.25%	1.25%

Expenses (before waiver/reimbursement) (c)	1.33%††	1.29%	1.27%	1.25%	1.25%	1.25%

Portfolio turnover rate	23%	59%	36%	44%	40%	45%

Net assets at end of period (in 000’s)	$19,883	$21,988	$29,807	$32,850	$37,098	$39,583

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.64	$12.45	$11.54	$11.76	$12.47	$12.51

Net investment income (loss) (a)	0.10	0.11	0.11	0.13	0.14	0.11

Net realized and unrealized gain (loss) on investments	0.44	(0.54)	0.95	0.00‡	(0.23)	0.50

Total from investment operations	0.54	(0.43)	1.06	0.13	(0.09)	0.61

Less dividends and distributions:

From net investment income	(0.17)	(0.14)	(0.12)	(0.15)	(0.19)	(0.18)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.55)	(0.38)	(0.15)	(0.35)	(0.62)	(0.65)

Net asset value at end of period	$11.63	$11.64	$12.45	$11.54	$11.76	$12.47

Total investment return (b)	5.02%	(3.56%)	9.31%	1.20%	(0.78%)	5.03%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.82%††	0.89%	0.93%	1.10%	1.16%	0.90%

Net expenses (c)	1.30%††	1.26%	1.27%	1.25%	1.25%	1.25%

Expenses (before waiver/reimbursement) (c)	1.33%††	1.29%	1.27%	1.25%	1.25%	1.25%

Portfolio turnover rate	23%	59%	36%	44%	40%	45%

Net assets at end of period (in 000’s)	$48,970	$57,482	$74,457	$75,946	$79,242	$71,051

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018		2017	2016	2015	2014

Net asset value at beginning of period	$11.80	$12.61		$11.69	$11.90	$12.61	$12.64

Net investment income (loss) (a)	0.17	0.26		0.25	0.26	0.28	0.25

Net realized and unrealized gain (loss) on investments	0.44	(0.54)		0.96	0.01	(0.23)	0.51

Total from investment operations	0.61	(0.28)		1.21	0.27	0.05	0.76

Less dividends and distributions:

From net investment income	(0.24)	(0.29)		(0.26)	(0.28)	(0.33)	(0.32)

From net realized gain on investments	(0.38)	(0.24)		(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.62)	(0.53)		(0.29)	(0.48)	(0.76)	(0.79)

Net asset value at end of period	$11.79	$11.80		$12.61	$11.69	$11.90	$12.61

Total investment return (b)	5.69%	(2.38	%)(c)	10.54%	2.42%	0.36%	6.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.00%††	2.12%		2.05%	2.28%	2.33%	2.01%

Net expenses (d)	0.12%††	0.11%		0.12%	0.11%	0.11%	0.10%

Portfolio turnover rate	23%	59%		36%	44%	40%	45%

Net assets at end of period (in 000’s)	$7,011	$8,036		$12,532	$12,224	$15,928	$16,367

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$11.67	$12.50	$11.58	$10.88

Net investment income (loss) (a)	0.14	0.15	0.18	0.10

Net realized and unrealized gain (loss) on investments	0.43	(0.52)	0.96	0.72

Total from investment operations	0.57	(0.37)	1.14	0.82

Less dividends and distributions:

From net investment income	(0.21)	(0.22)	(0.19)	(0.12)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	—

Total dividends and distributions	(0.59)	(0.46)	(0.22)	(0.12)

Net asset value at end of period	$11.65	$11.67	$12.50	$11.58

Total investment return (b)	5.26%	(3.06%)	9.98%	7.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.40%††	1.25%	1.46%	1.34%††

Net expenses (c)	0.72%††	0.71%	0.71%	0.71%††

Portfolio turnover rate	23%	59%	36%	44%

Net assets at end of period (in 000’s)	$640	$442	$62	$56

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	0.33 6.17%	–2.92 2.73%	3.37 4.55%	8.16 8.77%	1.17 1.17%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.27 6.11	–3.12 2.52	3.20 4.37	7.98 8.60	1.41 1.41
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	0.73 5.68	–2.95 1.83	3.27 3.60	7.81 7.81	2.16 2.16
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	4.70 5.69	0.80 1.75	3.59 3.59	7.79 7.79	2.16 2.16
Class I Shares	No Sales Charge		4/4/2005	6.27	3.00	4.80	9.05	0.92
Class R3 Shares	No Sales Charge		2/29/2016	6.00	2.40	8.19	N/A	1.52

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[4]	9.76%	13.49%	11.63%	15.32%
MSCI EAFE® Index[5]	7.45	–3.22	2.60	7.95
Bloomberg Barclays U.S. Aggregate Bond Index[6]	5.49	5.29	2.57	3.72
Moderate Allocation Composite Index[7]	7.92	7.88	6.76	9.84
Morningstar Allocation – 50% to 70% Equity Category Average[8]	7.04	6.02	5.53	9.42

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,061.70	$1.84	$1,023.01	$1.81	0.36%

Investor Class Shares	$1,000.00	$1,061.10	$2.81	$1,022.07	$2.76	0.55%

Class B Shares	$1,000.00	$1,056.80	$6.63	$1,018.35	$6.51	1.30%

Class C Shares	$1,000.00	$1,056.90	$6.63	$1,018.35	$6.51	1.30%

Class I Shares	$1,000.00	$1,062.70	$0.56	$1,024.25	$0.55	0.11%

Class R3 Shares	$1,000.00	$1,060.00	$3.63	$1,021.27	$3.56	0.71%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Moderate Allocation Fund returned 6.27%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, and the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the 7.92% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 7.04% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, some of which detracted materially from active returns. Prominent examples of Underlying Funds that struggled to meet their objectives included MainStay Cushing Renaissance Advantage Fund, MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Fund’s overall stock/bond blend. The Fund increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by the end of the reporting period. Within equities, a preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities offset those gains to a degree. Among its fixed-income holdings, the Fund benefited from exposure to convertible high-yield municipal bonds and short-duration2 high-yield corporate bonds. Underweight exposure to leveraged loans also enhanced returns. However, the Fund’s position in cash and short-maturity municipal bonds acted as a drag on relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy, and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by the end of the reporting period, it was again close to neutral.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Fund’s assets to stocks of developing nations over those of the developed world. Second, the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinationals that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As

1.	See page 20 for other share class returns, which may be higher or lower than Class I share returns. See page 21 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Moderate Allocation Fund

the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long-maturity bonds. Third, in 2018 we introduced a value bias to the Fund driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Fund, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads3 widened and valuations appeared more reasonable. Within speculative-grade credit, the Fund shied away from floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Fund’s duration slightly short in the expectation that the yield curve4 would steepen as it became clear, in our opinion, that growth remained entrenched and the next recession was still some distance off. The Fund’s positioning on credit mildly enhanced returns, but those positive effects were undercut by the negative effects of the Fund’s duration position.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period in part by reducing its positions in the IQ Chaikin U.S. Large Cap ETF and the IQ 50 Percent Hedged FTSE International ETF. The Fund kept some of the proceeds in cash rather than investing in fixed-income securities, given the potential for bond yields to rise.

Within equities, we made the Fund’s value bias a little less pronounced by allocating more assets to the MainStay Large Cap Growth Fund and the MainStay MacKay Growth Fund.

Two Underlying Funds were closed during the reporting period, the MainStay Absolute Return Multi-Strategy Fund and the MainStay Epoch Global Choice Fund, necessitating reallocation to other Underlying Funds. The Fund reinvested some of those assets in the MainStay MacKay Short Duration High Yield Fund. A new Underlying Fund was also added during the reporting period: the IQ International 500 ETF. The Fund’s exposure to this Underlying Fund remained quite small as of April 30, 2019 but was expected to grow.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest returns came from the MainStay Large Cap Growth Fund, the MainStay Candriam Emerging Markets Equity Fund and the MainStay Epoch Capital Growth Fund. At the other end of the spectrum, the MainStay Cushing Renaissance Advantage Fund generated a very small loss while the IQ Global Resources ETF and the IQ Chaikin U.S. Small Cap ETF saw the lowest positive total returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Equity Funds making the most significant contributions to returns were the MainStay Large Cap Growth Fund and the MainStay Epoch U.S. Equity Yield Fund. (Contributions take weightings and total returns into account.) Detractors from the Fund’s equity performance included the MainStay Cushing Renaissance Advantage Fund and the MainStay Epoch Global Choice Fund.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from the MainStay MacKay Convertible Fund and the IQ S&P High Yield Low Volatility Bond ETF. MainStay U.S. Government Liquidity Fund had the lowest return followed by the MainStay MacKay Short Term Municipal Fund, the MainStay Floating Rate Fund and the MainStay MacKay Unconstrained Bond Fund.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Fixed-Income Funds making the most significant positive contributions to the Fund’s returns were the MainStay Indexed Bond Fund and the MainStay MacKay Total Return Bond Fund. No fixed-income funds detracted from Fund performance, but the smallest contributions came from the MainStay MacKay Short Term Municipal Fund, the IQ S&P High Yield Low Volatility Bond ETF and the Fund’s cash sweep account.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

25

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund maintained a roughly neutral posture in terms of its stock/bond blend. While corporate profit growth has slowed in recent months, it remains positive and shows promise of accelerating later this year, in our opinion. We found the improvement in non-farm productivity the past few quarters, which could help preserve margins in the face of rising wages, keep a lid on inflation and extend the economic expansion, to be particularly encouraging. We would otherwise be favorably disposed to equities and tilt the Fund in that direction accordingly, but the rise in stock prices since December 24, 2018 looks extended, and we anticipate a pullback sometime this spring that would bring with it more attractive pricing for rebuilding an equity overweight position.

In the equities part of its portfolio, as of the end of the reporting period, the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries that have historically outperformed value indices during certain expansionary periods, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

As of April 30, 2019, the Fund’s fixed-income position had shifted to a roughly neutral stance regarding credit exposure. While spreads appeared fair, if not generous, and corporate fundamentals looked solid, we remained mildly concerned regarding aggregate debt levels. Within lower-grade credit, we preferred short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. Regarding average maturity, the Fund was positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. While we anticipate that the long end of the yield curve may gradually grind higher as the term premium becomes less negative, we believe that the total move is not likely to be large and current yields are too low to compensate for the risk of a more substantial climb.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 95.7%†
Equity Funds 60.9%
IQ 50 Percent Hedged FTSE International ETF (a)	849,667	$17,528,630
IQ 500 International ETF	20,785	575,025
IQ Chaikin U.S. Large Cap ETF (a)	947,446	23,420,865
IQ Chaikin U.S. Small Cap ETF (a)	885,584	22,741,797
IQ Global Resources ETF (a)	343,296	9,287,976
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,362,320	21,378,995
MainStay Cushing MLP Premier Fund Class I	343,342	3,862,596
MainStay Cushing Renaissance Advantage Fund Class I (a)	617,981	11,352,307
MainStay Epoch Capital Growth Fund Class I (a)	528,029	6,669,007
MainStay Epoch International Choice Fund Class I (a)	727,098	25,353,918
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,161,222	32,630,335
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,570,581	42,594,525
MainStay Large Cap Growth Fund Class R6	2,839,661	29,362,094
MainStay MacKay Common Stock Fund Class I (a)	554,911	13,661,903
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)	2,275,781	20,982,702
MainStay MacKay Growth Fund Class I (a)	813,364	29,606,456
MainStay MacKay International Equity Fund Class R6 (b)	158,086	2,640,029
MainStay MacKay International Opportunities Fund Class I (a)	2,379,195	18,391,178
MainStay MacKay S&P 500 Index Fund Class I	39,656	1,920,958
MainStay MacKay Small Cap Core Fund Class I	1,270,047	33,275,232
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	2,789,174	23,763,766
MainStay MAP Equity Fund Class I (a)	903,871	37,899,330

Total Equity Funds (Cost $368,355,422)		428,899,624

Fixed Income Funds 34.8%
IQ Enhanced Core Bond U.S. ETF (a)	1,089,160	20,541,558
IQ S&P High Yield Low Volatility Bond ETF	102,722	2,545,482
MainStay Floating Rate Fund Class R6 (a)	2,375,064	21,921,841
MainStay Indexed Bond Fund Class I (a)	7,203,393	75,491,558
MainStay MacKay Convertible Fund Class I	499,157	8,855,047
MainStay MacKay High Yield Corporate Bond Fund Class R6	583,892	3,269,794
MainStay MacKay High Yield Municipal Bond Fund Class I	894,100	11,355,071

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay Short Duration High Yield Fund Class I	2,417,110	$23,881,043
MainStay MacKay Short Term Municipal Fund Class I	1,040,060	9,963,777
MainStay MacKay Total Return Bond Fund Class R6 (a)	4,660,853	48,752,522
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	2,148,229	18,689,596

Total Fixed Income Funds (Cost $239,892,547)		245,267,289

Total Affiliated Investment Companies (Cost $608,247,969)		674,166,913

Short-Term Investment 4.3%
Affiliated Investment Company 4.3%
MainStay U.S. Government Liquidity Fund, 2.20% (c)	30,618,267	30,618,267

Total Short-Term Investment (Cost $30,618,267)		30,618,267

Total Investments (Cost $638,866,236)	100.0%	704,785,180
Other Assets, Less Liabilities	0.0 ‡	62,335
Net Assets	100.0%	$704,847,515

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)	Current yield as of April 30, 2019.

The	following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$428,899,624	$—	$—	$428,899,624
Fixed Income Funds	245,267,289	—	—	245,267,289
Short-Term Investment	30,618,267	—	—	30,618,267

Total Investments in Securities	$704,785,180	$—	$—	$704,785,180

(a)	For a complete listing of investments, see the Portfolio of Investments.

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $638,866,236)	$704,785,180
Receivables:
Dividends and Interest	693,138
Investment securities sold	432,312
Fund shares sold	285,109
Other assets	77,501

Total assets	706,273,240

Liabilities
Payables:
Investment securities purchased	644,426
Fund shares redeemed	314,960
NYLIFE Distributors (See Note 3)	200,392
Transfer agent (See Note 3)	139,362
Shareholder communication	93,204
Professional fees	26,708
Custodian	2,700
Trustees	612
Shareholder service (See Note 3)	12
Accrued expenses	3,349

Total liabilities	1,425,725

Net assets	$704,847,515

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$54,484
Additional paid-in capital	630,737,645

630,792,129
Total distributable earnings (loss)	74,055,386

Net assets	$704,847,515

Class A
Net assets applicable to outstanding shares	$504,500,800

Shares of beneficial interest outstanding	38,958,070

Net asset value per share outstanding	$12.95
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price per share outstanding	$13.70

Investor Class
Net assets applicable to outstanding shares	$94,834,606

Shares of beneficial interest outstanding	7,312,168

Net asset value per share outstanding	$12.97
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price per share outstanding	$13.72

Class B
Net assets applicable to outstanding shares	$46,399,319

Shares of beneficial interest outstanding	3,617,146

Net asset value and offering price per share outstanding	$12.83

Class C
Net assets applicable to outstanding shares	$48,363,883

Shares of beneficial interest outstanding	3,771,942

Net asset value and offering price per share outstanding	$12.82

Class I
Net assets applicable to outstanding shares	$10,298,033

Shares of beneficial interest outstanding	790,270

Net asset value and offering price per share outstanding	$13.03

Class R3
Net assets applicable to outstanding shares	$450,874

Shares of beneficial interest outstanding	34,848

Net asset value and offering price per share outstanding	$12.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,127,772
Interest	814

Total income	10,128,586

Expenses
Distribution/Service—Class A (See Note 3)	595,118
Distribution/Service—Investor Class (See Note 3)	108,793
Distribution/Service—Class B (See Note 3)	235,983
Distribution/Service—Class C (See Note 3)	265,800
Distribution/Service—Class R3 (See Note 3)	1,004
Transfer agent (See Note 3)	432,647
Registration	58,561
Shareholder communication	52,522
Professional fees	35,719
Trustees	8,004
Custodian	5,284
Shareholder service (See Note 3)	201
Miscellaneous	13,064

Total expenses before waiver/reimbursement	1,812,700

Expense waiver/reimbursement from Manager (See Note 3)	(67,814)

Net expenses	1,744,886

Net investment income (loss)	8,383,700

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(8,626,443)
Realized capital gain distributions from affiliated investment companies	24,234,144

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	15,607,701

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	16,671,685

Net realized and unrealized gain (loss) on investments	32,279,386

Net increase (decrease) in net assets resulting from operations	$40,663,086

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,383,700	$9,604,029
Net realized gain (loss) on investments and investments from affiliated investment companies	15,607,701	37,209,541
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	16,671,685	(65,840,902)

Net increase (decrease) in net assets resulting from operations	40,663,086	(19,027,332)

Distributions to shareholders:
Class A	(32,749,892)	(26,853,762)
Investor Class	(5,715,755)	(4,140,485)
Class B	(2,830,086)	(2,804,534)
Class C	(3,281,736)	(3,007,680)
Class I	(914,014)	(797,520)
Class R3	(22,136)	(17,868)

Total distributions to shareholders	(45,513,619)	(37,621,849)

Capital share transactions:
Net proceeds from sale of shares	42,064,323	89,154,910
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	45,174,064	37,242,070
Cost of shares redeemed	(64,177,659)	(120,865,856)

Increase (decrease) in net assets derived from capital share transactions	23,060,728	5,531,124

Net increase (decrease) in net assets	18,210,195	(51,118,057)

Net Assets
Beginning of period	686,637,320	737,755,377

End of period	$704,847,515	$686,637,320

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$13.14	$14.23	$12.83	$13.32	$14.19	$13.90

Net investment income (loss) (a)	0.17	0.20	0.20	0.20	0.23	0.19

Net realized and unrealized gain (loss) on investments	0.54	(0.53)	1.67	(0.06)	(0.15)	0.82

Total from investment operations	0.71	(0.33)	1.87	0.14	0.08	1.01

Less dividends and distributions:

From net investment income	(0.27)	(0.31)	(0.25)	(0.24)	(0.30)	(0.31)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.90)	(0.76)	(0.47)	(0.63)	(0.95)	(0.72)

Net asset value at end of period	$12.95	$13.14	$14.23	$12.83	$13.32	$14.19

Total investment return (b)	6.17%	(2.58%)	14.98%	1.15%	0.59%	7.47%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.64%††	1.47%	1.52%	1.61%	1.67%	1.36%

Net expenses (c)	0.36%††	0.34%	0.35%	0.35%	0.35%	0.34%

Portfolio turnover rate	24%	52%	33%	37%	39%	47%

Net assets at end of period (in 000’s)	$504,501	$480,956	$500,627	$349,764	$353,841	$339,189

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$13.14	$14.22	$12.81	$13.31	$14.17	$13.89

Net investment income (loss) (a)	0.15	0.18	0.18	0.18	0.21	0.17

Net realized and unrealized gain (loss) on investments	0.56	(0.54)	1.67	(0.08)	(0.14)	0.81

Total from investment operations	0.71	(0.36)	1.85	0.10	0.07	0.98

Less dividends and distributions:

From net investment income	(0.25)	(0.27)	(0.22)	(0.21)	(0.28)	(0.29)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.88)	(0.72)	(0.44)	(0.60)	(0.93)	(0.70)

Net asset value at end of period	$12.97	$13.14	$14.22	$12.81	$13.31	$14.17

Total investment return (b)	6.11%	(2.78%)	14.89%	0.90%	0.50%	7.22%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.42%††	1.30%	1.32%	1.43%	1.52%	1.22%

Net expenses (c)	0.55%††	0.51%	0.53%	0.53%	0.52%	0.51%

Expenses (before waiver/reimbursement) (c)	0.62%††	0.58%	0.53%	0.53%	0.52%	0.51%

Portfolio turnover rate	24%	52%	33%	37%	39%	47%

Net assets at end of period (in 000’s)	$94,835	$84,202	$84,951	$168,146	$158,390	$146,793

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.94	$14.00	$12.62	$13.11	$13.97	$13.70

Net investment income (loss) (a)	0.11	0.08	0.08	0.09	0.11	0.07

Net realized and unrealized gain (loss) on investments	0.55	(0.53)	1.65	(0.08)	(0.14)	0.80

Total from investment operations	0.66	(0.45)	1.73	0.01	(0.03)	0.87

Less dividends and distributions:

From net investment income	(0.14)	(0.16)	(0.13)	(0.11)	(0.18)	(0.19)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.77)	(0.61)	(0.35)	(0.50)	(0.83)	(0.60)

Net asset value at end of period	$12.83	$12.94	$14.00	$12.62	$13.11	$13.97

Total investment return (b)	5.68%	(3.45%)	13.98%	0.17%	(0.27%)	6.48%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.72%††	0.60%	0.63%	0.71%	0.79%	0.49%

Net expenses (c)	1.30%††	1.26%	1.29%	1.28%	1.27%	1.26%

Expenses (before waiver/reimbursement) (c)	1.37%††	1.33%	1.29%	1.28%	1.27%	1.26%

Portfolio turnover rate	24%	52%	33%	37%	39%	47%

Net assets at end of period (in 000’s)	$46,399	$50,416	$67,352	$71,339	$80,474	$88,007

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.93	$14.00	$12.62	$13.11	$13.97	$13.70

Net investment income (loss) (a)	0.11	0.08	0.08	0.09	0.10	0.06

Net realized and unrealized gain (loss) on investments	0.55	(0.54)	1.65	(0.08)	(0.13)	0.81

Total from investment operations	0.66	(0.46)	1.73	0.01	(0.03)	0.87

Less dividends and distributions:

From net investment income	(0.14)	(0.16)	(0.13)	(0.11)	(0.18)	(0.19)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.77)	(0.61)	(0.35)	(0.50)	(0.83)	(0.60)

Net asset value at end of period	$12.82	$12.93	$14.00	$12.62	$13.11	$13.97

Total investment return (b)	5.69%	(3.52%)	13.98%	0.17%	(0.27%)	6.48%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.74%††	0.59%	0.61%	0.69%	0.77%	0.45%

Net expenses (c)	1.30%††	1.26%	1.29%	1.28%	1.27%	1.26%

Expenses (before waiver/reimbursement) (c)	1.37%††	1.33%	1.29%	1.28%	1.27%	1.26%

Portfolio turnover rate	24%	52%	33%	37%	39%	47%

Net assets at end of period (in 000’s)	$48,364	$57,496	$69,641	$69,090	$71,281	$67,851

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$13.24	$14.34	$12.92	$13.41	$14.28	$13.98

Net investment income (loss) (a)	0.18	0.24	0.24	0.24	0.26	0.20

Net realized and unrealized gain (loss) on investments	0.55	(0.54)	1.68	(0.07)	(0.14)	0.85

Total from investment operations	0.73	(0.30)	1.92	0.17	0.12	1.05

Less dividends and distributions:

From net investment income	(0.31)	(0.35)	(0.28)	(0.27)	(0.34)	(0.34)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.94)	(0.80)	(0.50)	(0.66)	(0.99)	(0.75)

Net asset value at end of period	$13.03	$13.24	$14.34	$12.92	$13.41	$14.28

Total investment return (b)	6.27%	(2.39%)	15.32%	1.41%	0.84%	7.74%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.92%††	1.75%	1.76%	1.87%	1.88%	1.42%

Net expenses (c)	0.11%††	0.09%	0.10%	0.10%	0.10%	0.09%

Portfolio turnover rate	24%	52%	33%	37%	39%	47%

Net assets at end of period (in 000’s)	$10,298	$13,108	$14,973	$13,068	$13,702	$11,757

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$13.09	$14.20	$12.80	$11.77

Net investment income (loss) (a)	0.15	0.13	0.09	0.07

Net realized and unrealized gain (loss) on investments	0.54	(0.50)	1.73	0.96

Total from investment operations	0.69	(0.37)	1.82	1.03

Less dividends and distributions:

From net investment income	(0.21)	(0.29)	(0.20)	—

From net realized gain on investments	(0.63)	(0.45)	(0.22)	—

Total dividends and distributions	(0.84)	(0.74)	(0.42)	—

Net asset value at end of period	$12.94	$13.09	$14.20	$12.80

Total investment return (b)	6.00%	(2.91%)	14.63%	8.75%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.41%††	0.94%	0.64%	0.85	%††

Net expenses (c)	0.71%††	0.69%	0.69%	0.70	%††

Portfolio turnover rate	24%	52%	33%	37%

Net assets at end of period (in 000’s)	$451	$459	$212	$64

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	0.52 6.37%	–3.72 1.88%	4.06 5.24%	9.54 10.17%	1.24 1.24%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.37 6.22	–3.92 1.67	3.87 5.05	9.36 9.98	1.50 1.50
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	1.03 5.85	–3.69 0.91	3.94 4.26	9.17 9.17	2.25 2.25
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	4.89 5.85	–0.01 0.91	4.28 4.28	9.17 9.17	2.25 2.25
Class I Shares	No Sales Charge		4/4/2005	6.47	2.16	5.51	10.43	0.99
Class R3 Shares	No Sales Charge		2/29/2016	6.15	1.52	9.83	N/A	1.59

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[4]	9.76%	13.49%	11.63%	15.32%
MSCI EAFE® Index[5]	7.45	–3.22	2.60	7.95
Bloomberg Barclays U.S. Aggregate Bond Index[6]	5.49	5.29	2.57	3.72
Moderate Growth Allocation Composite Index[7]	8.60	8.56	8.08	11.76
Morningstar Allocation – 70% to 85% Equity Category Average[8]	7.32	5.21	5.90	10.36

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,063.70	$1.89	$1,022.96	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,062.20	$2.81	$1,022.07	$2.76	0.55%

Class B Shares	$1,000.00	$1,058.50	$6.64	$1,018.35	$6.51	1.30%

Class C Shares	$1,000.00	$1,058.50	$6.64	$1,018.35	$6.51	1.30%

Class I Shares	$1,000.00	$1,064.70	$0.61	$1,024.20	$0.60	0.12%

Class R3 Shares	$1,000.00	$1,061.50	$3.63	$1,021.27	$3.56	0.71%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Moderate Growth Allocation Fund returned 6.47%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, and the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the 8.60% return of the Moderate Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 7.32% return of the Morningstar Allocation—70% to 85% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, some of which detracted materially from active returns. Prominent examples of Underlying Funds that struggled to meet their objectives included MainStay Cushing Renaissance Advantage Fund, MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Fund’s overall stock/bond blend. The Fund increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by the end of the reporting period. Within equities, a preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities offset those gains. Among its fixed-income holdings, the Fund benefited from exposure to convertible high-yield municipal bonds and short-duration2 high-yield corporate bonds. Underweight exposure to leveraged loans also enhanced returns. However, the Fund’s position in cash and short-maturity municipal bonds acted as a drag on relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy, and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by the end of the reporting period, it was again close to neutral.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Fund’s assets to stocks of developing nations over those of the developed world. Second, the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinationals that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak

1.	See page 35 for other share class returns, which may be higher or lower than Class I share returns. See page 36 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long-maturity bonds. Third, in 2018 we introduced a value bias to the Fund driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Fund, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads3 widened and valuations appeared more reasonable. Within speculative-grade credit, the Fund shied away from floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Fund’s duration slightly short in the expectation that the yield curve4 would steepen as it became clear, in our opinion, that growth remained and the next recession was still some distance off. The Fund’s positioning on credit mildly enhanced returns, but those positive effects were undercut by the negative effects of the Fund’s duration position.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period in part by reducing its positions in the IQ Chaikin U.S. Large Cap ETF and the IQ 50 Percent Hedged FTSE International ETF. The Fund kept some of the proceeds in cash rather than investing in fixed-income securities, given the potential for bond yields to rise.

Within equities, we made the Fund’s value bias a little less pronounced by allocating more assets to the MainStay Large Cap Growth Fund and the MainStay MacKay Growth Fund.

Two Underlying Funds were closed during the reporting period, the MainStay Absolute Return Multi-Strategy Fund and the MainStay Epoch Global Choice Fund, necessitating reallocation to other Underlying Funds. The Fund reinvested some of those assets in the MainStay MacKay Short Duration High Yield Fund. A new Underlying Fund was also added during the reporting period: the IQ International 500 ETF. The Fund’s exposure to this Underlying Fund remained quite small as of April 30, 2019 but was expected to grow.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest returns came from MainStay Large Cap Growth Fund, MainStay Candriam Emerging Markets Equity Fund and MainStay Epoch Capital Growth Fund. At the other end of the spectrum, MainStay Cushing Renaissance Advantage Fund generated a very small loss while IQ Global Resources ETF and IQ Chaikin U.S. Small Cap ETF saw the lowest positive returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance in equities and which were particularly weak?

Among the Underlying Equity Funds making the most significant contributions to returns were MainStay Large Cap Growth Fund and MainStay Epoch U.S. Equity Yield Fund. (Contributions take weightings and total returns into account.) Detractors from the Fund’s equity performance included MainStay Cushing Renaissance Advantage Fund and MainStay Epoch Global Choice Fund.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay MacKay Convertible Fund and IQ S&P High Yield Low Volatility Bond ETF. MainStay U.S. Government Liquidity Fund had the lowest return followed by MainStay MacKay Short Term Municipal Fund, MainStay Floating Rate Fund and MainStay MacKay Unconstrained Bond Fund.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

The Underlying Fixed-Income Funds making the most significant positive contributions to the Fund’s returns included MainStay Convertible Fund and MainStay MacKay Short Duration High Yield Fund. No fixed-income funds detracted from Fund performance, but the smallest contributions came from IQ Enhanced Core Bond U.S. ETF and MainStay Indexed Bond Fund.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund maintained a roughly neutral posture in terms of its stock/bond blend. While corporate profit

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

40	MainStay Moderate Growth Allocation Fund

growth has slowed in recent months, it remains positive and shows promise of accelerating later this year. We found the improvement in non-farm productivity the past few quarters, which could help preserve margins in the face of rising wages, keep a lid on inflation and extend the economic expansion, to be particularly encouraging. We would otherwise be favorably disposed to equities and tilt the Fund in that direction accordingly, but the rise in stock prices since December 24, 2018 looks extended, and we anticipate a pullback sometime this spring that would bring with it more attractive pricing for rebuilding an equity overweight position.

In the equities part of its portfolio, as of the end of the reporting period the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries that have historically outperformed value indices during certain expansionary periods, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

As of April 30, 2019, the Fund’s fixed-income position had shifted to a roughly neutral stance regarding credit exposure. While spreads appeared fair, if not generous, and corporate fundamentals looked solid, we remained mildly concerned regarding aggregate debt levels. Within lower-grade credit, we preferred short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. Regarding average maturity, the Fund was positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. While we anticipate that the long end of the yield curve may gradually grind higher as the term premium becomes less negative, we believe that the total move is not likely to be large and current yields are too low to compensate for the risk of a more substantial climb.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 95.9%†
Equity Funds 80.6%
IQ 50 Percent Hedged FTSE International ETF (a)	906,383	$18,698,680
IQ 500 International ETF	55,629	1,538,999
IQ Chaikin U.S. Large Cap ETF (a)	1,080,014	26,697,946
IQ Chaikin U.S. Small Cap ETF (a)	1,735,445	44,566,228
IQ Global Resources ETF (a)	469,523	12,703,086
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,798,860	25,329,680
MainStay Cushing MLP Premier Fund Class I	352,711	3,967,996
MainStay Cushing Renaissance Advantage Fund Class I (a)	632,365	11,616,540
MainStay Epoch Capital Growth Fund Class I (a)	543,321	6,862,142
MainStay Epoch International Choice Fund Class I (a)	1,049,483	36,595,457
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,487,116	41,787,970
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	3,543,509	58,715,943
MainStay Large Cap Growth Fund Class R6	3,588,048	37,100,412
MainStay MacKay Common Stock Fund Class I (a)	641,862	15,802,645
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)	2,695,585	24,853,294
MainStay MacKay Growth Fund Class I (a)	1,004,146	36,550,913
MainStay MacKay International Equity Fund Class R6 (a)(b)	426,200	7,117,534
MainStay MacKay International Opportunities Fund Class I (a)	3,864,875	29,875,485
MainStay MacKay S&P 500 Index Fund Class I	75,903	3,676,750
MainStay MacKay Small Cap Core Fund Class I (a)	2,001,093	52,428,635
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	4,389,421	37,397,868
MainStay MAP Equity Fund Class I (a)	1,136,290	47,644,635

Total Equity Funds (Cost $495,428,470)		581,528,838

Fixed Income Funds 15.3%
IQ Enhanced Core Bond U.S. ETF	435	8,204
IQ Enhanced Core Plus Bond U.S. ETF	306,295	5,874,738
IQ S&P High Yield Low Volatility Bond ETF	92,475	2,291,558
MainStay Floating Rate Fund Class R6 (a)	2,186,026	20,177,017
MainStay Indexed Bond Fund Class I	636	6,670
MainStay MacKay Convertible Fund Class I	532,402	9,444,820
MainStay MacKay High Yield Corporate Bond Fund Class R6	426,022	2,385,726

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay High Yield Municipal Bond Fund Class I	863,402	$10,965,208
MainStay MacKay Short Duration High Yield Fund Class I	2,541,722	25,112,213
MainStay MacKay Short Term Municipal Fund Class I	1,046,418	10,024,683
MainStay MacKay Total Return Bond Fund Class R6	647,476	6,772,601
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	1,961,884	17,068,387

Total Fixed Income Funds (Cost $107,352,798)		110,131,825

Total Affiliated Investment Companies (Cost $602,781,268)		691,660,663

Short-Term Investment 4.1%
Affiliated Investment Company 4.1%
MainStay U.S. Government Liquidity Fund, 2.20% (c)	29,502,018	29,502,018

Total Short-Term Investment (Cost $29,502,018)		29,502,018

Total Investments (Cost $632,283,286)	100.0%	721,162,681
Other Assets, Less Liabilities	(0.0)‡	(139,766)
Net Assets	100.0%	$721,022,915

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$581,528,838	$—	$—	$581,528,838
Fixed Income Funds	110,131,825	—	—	110,131,825
Short-Term Investment	29,502,018	—	—	29,502,018

Total Investments in Securities	$721,162,681	$—	$—	$721,162,681

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $632,283,286)	$721,162,681
Receivables:
Fund shares sold	505,570
Investment securities sold	418,217
Dividends and Interest	390,945
Manager (See Note 3)	532
Other assets	75,286

Total assets	722,553,231

Liabilities
Payables:
Fund shares redeemed	686,685
Investment securities purchased	343,743
NYLIFE Distributors (See Note 3)	202,027
Transfer agent (See Note 3)	166,754
Shareholder communication	96,818
Professional fees	26,935
Custodian	3,030
Trustees	491
Accrued expenses	3,833

Total liabilities	1,530,316

Net assets	$721,022,915

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$50,986
Additional paid-in capital	618,504,814

618,555,800
Total distributable earnings (loss)	102,467,115

Net assets	$721,022,915

Class A
Net assets applicable to outstanding shares	$501,381,445

Shares of beneficial interest outstanding	35,409,529

Net asset value per share outstanding	$14.16
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.98

Investor Class
Net assets applicable to outstanding shares	$120,208,017

Shares of beneficial interest outstanding	8,482,292

Net asset value per share outstanding	$14.17
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.99

Class B
Net assets applicable to outstanding shares	$50,312,186

Shares of beneficial interest outstanding	3,596,111

Net asset value and offering price per share outstanding	$13.99

Class C
Net assets applicable to outstanding shares	$40,489,292

Shares of beneficial interest outstanding	2,894,487

Net asset value and offering price per share outstanding	$13.99

Class I
Net assets applicable to outstanding shares	$8,099,258

Shares of beneficial interest outstanding	565,590

Net asset value and offering price per share outstanding	$14.32

Class R3
Net assets applicable to outstanding shares	$532,717

Shares of beneficial interest outstanding	37,747

Net asset value and offering price per share outstanding	$14.11

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,056,334
Interest	508

Total income	10,056,842

Expenses
Distribution/Service—Class A (See Note 3)	594,626
Distribution/Service—Investor Class (See Note 3)	140,489
Distribution/Service—Class B (See Note 3)	256,745
Distribution/Service—Class C (See Note 3)	221,219
Distribution/Service—Class R3 (See Note 3)	1,082
Transfer agent (See Note 3)	528,683
Registration	56,607
Shareholder communication	55,420
Professional fees	36,179
Trustees	8,073
Custodian	5,168
Shareholder service (See Note 3)	216
Miscellaneous	13,369

Total expenses before waiver/reimbursement	1,917,876
Expense waiver/reimbursement from Manager (See Note 3)	(113,881)

Net expenses	1,803,995

Net investment income (loss)	8,252,847

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(8,167,272)
Realized capital gain distributions from affiliated investment companies	32,811,608

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	24,644,336

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	9,851,751

Net realized and unrealized gain (loss) on investments	34,496,087

Net increase (decrease) in net assets resulting from operations	$42,748,934

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,252,847	$6,634,435
Net realized gain (loss) on investments and investments from affiliated investment companies	24,644,336	61,757,221
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	9,851,751	(88,536,414)

Net increase (decrease) in net assets resulting from operations	42,748,934	(20,144,758)

Distributions to shareholders:
Class A	(43,963,782)	(25,703,993)
Investor Class	(10,092,190)	(5,260,393)
Class B	(4,344,612)	(2,940,329)
Class C	(3,869,617)	(2,252,324)
Class I	(754,206)	(440,816)
Class R3	(34,155)	(16,817)

Total distributions to shareholders	(63,058,562)	(36,614,672)

Capital share transactions:
Net proceeds from sale of shares	38,873,533	91,116,071
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	62,811,467	36,394,452
Cost of shares redeemed	(66,396,199)	(121,120,104)

Increase (decrease) in net assets derived from capital share transactions	35,288,801	6,390,419

Net increase (decrease) in net assets	14,979,173	(50,369,011)

Net Assets
Beginning of period	706,043,742	756,412,753

End of period	$721,022,915	$706,043,742

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$14.76	$15.96	$13.90	$14.65	$15.47	$14.54

Net investment income (loss) (a)	0.17	0.16	0.17	0.18	0.19	0.11

Net realized and unrealized gain (loss) on investments	0.58	(0.55)	2.41	(0.18)	(0.07)	1.11

Total from investment operations	0.75	(0.39)	2.58	—	0.12	1.22

Less dividends and distributions:

From net investment income	(0.28)	(0.36)	(0.20)	(0.20)	(0.28)	(0.29)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(1.35)	(0.81)	(0.52)	(0.75)	(0.94)	(0.29)

Net asset value at end of period	$14.16	$14.76	$15.96	$13.90	$14.65	$15.47

Total investment return (b)	6.37%	(2.75%)	19.05%	0.15%	0.81%	8.48%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54%††	1.02%	1.16%	1.29%	1.30%	0.74%

Net expenses (c)	0.37%††	0.35%	0.36%	0.36%	0.36%	0.35%

Portfolio turnover rate	23%	47%	32%	32%	36%	45%

Net assets at end of period (in 000’s)	$501,382	$484,182	$499,998	$296,060	$301,459	$283,404

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$14.76	$15.93	$13.88	$14.63	$15.45	$14.52

Net investment income (loss) (a)	0.16	0.14	0.14	0.15	0.17	0.09

Net realized and unrealized gain (loss) on investments	0.57	(0.55)	2.40	(0.17)	(0.08)	1.11

Total from investment operations	0.73	(0.41)	2.54	(0.02)	0.09	1.20

Less dividends and distributions:

From net investment income	(0.25)	(0.31)	(0.17)	(0.18)	(0.25)	(0.27)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(1.32)	(0.76)	(0.49)	(0.73)	(0.91)	(0.27)

Net asset value at end of period	$14.17	$14.76	$15.93	$13.88	$14.63	$15.45

Total investment return (b)	6.22%	(2.86%)	18.80%	(0.04%)	0.64%	8.31%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.32%††	0.87%	0.96%	1.09%	1.13%	0.61%

Net expenses (c)	0.55%††	0.52%	0.55%	0.55%	0.54%	0.52%

Expenses (before waiver/reimbursement) (c)	0.66%††	0.61%	0.55%	0.55%	0.54%	0.52%

Portfolio turnover rate	23%	47%	32%	32%	36%	45%

Net assets at end of period (in 000’s)	$120,208	$110,200	$116,058	$221,041	$207,598	$192,129

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$14.50	$15.66	$13.65	$14.39	$15.20	$14.30

Net investment income (loss) (a)	0.11	0.03	0.04	0.05	0.06	(0.02)

Net realized and unrealized gain (loss) on investments	0.58	(0.55)	2.36	(0.18)	(0.07)	1.09

Total from investment operations	0.69	(0.52)	2.40	(0.13)	(0.01)	1.07

Less dividends and distributions:

From net investment income	(0.13)	(0.19)	(0.07)	(0.06)	(0.14)	(0.17)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(1.20)	(0.64)	(0.39)	(0.61)	(0.80)	(0.17)

Net asset value at end of period	$13.99	$14.50	$15.66	$13.65	$14.39	$15.20

Total investment return (b)	5.85%	(3.60%)	17.91%	(0.81%)	(0.08%)	7.49%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.65%††	0.18%	0.31%	0.39%	0.43%	(0.12%)

Net expenses (c)	1.30%††	1.27%	1.30%	1.30%	1.29%	1.27%

Expenses (before waiver/reimbursement) (c)	1.41%††	1.36%	1.31%	1.30%	1.29%	1.27%

Portfolio turnover rate	23%	47%	32%	32%	36%	45%

Net assets at end of period (in 000’s)	$50,312	$55,493	$75,863	$80,344	$93,000	$105,839

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$14.50	$15.66	$13.65	$14.38	$15.20	$14.30

Net investment income (loss) (a)	0.11	0.02	0.04	0.05	0.05	(0.03)

Net realized and unrealized gain (loss) on investments	0.58	(0.54)	2.36	(0.17)	(0.07)	1.10

Total from investment operations	0.69	(0.52)	2.40	(0.12)	(0.02)	1.07

Less dividends and distributions:

From net investment income	(0.13)	(0.19)	(0.07)	(0.06)	(0.14)	(0.17)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(1.20)	(0.64)	(0.39)	(0.61)	(0.80)	(0.17)

Net asset value at end of period	$13.99	$14.50	$15.66	$13.65	$14.38	$15.20

Total investment return (b)	5.85%	(3.60%)	17.91%	(0.81%)	(0.08%)	7.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.67%††	0.14%	0.25%	0.36%	0.37%	(0.17%)

Net expenses (c)	1.30%††	1.27%	1.30%	1.30%	1.29%	1.27%

Expenses (before waiver/reimbursement) (c)	1.41%††	1.36%	1.31%	1.30%	1.29%	1.27%

Portfolio turnover rate	23%	47%	32%	32%	36%	45%

Net assets at end of period (in 000’s)	$40,489	$47,590	$55,873	$51,005	$52,870	$49,817

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$14.94	$16.14	$14.05	$14.80	$15.62	$14.67

Net investment income (loss) (a)	0.19	0.21	0.21	0.21	0.22	0.12

Net realized and unrealized gain (loss) on investments	0.58	(0.56)	2.43	(0.17)	(0.06)	1.15

Total from investment operations	0.77	(0.35)	2.64	0.04	0.16	1.27

Less dividends and distributions:

From net investment income	(0.32)	(0.40)	(0.23)	(0.24)	(0.32)	(0.32)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(1.39)	(0.85)	(0.55)	(0.79)	(0.98)	(0.32)

Net asset value at end of period	$14.32	$14.94	$16.14	$14.05	$14.80	$15.62

Total investment return (b)	6.47%	(2.48%)	19.35%	0.41%	1.05%	8.78%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.78%††	1.32%	1.40%	1.54%	1.47%	0.82%

Net expenses (c)	0.12%††	0.10%	0.11%	0.11%	0.11%	0.10%

Portfolio turnover rate	23%	47%	32%	32%	36%	45%

Net assets at end of period (in 000’s)	$8,099	$8,129	$8,435	$6,976	$7,568	$7,048

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$14.68	$15.90	$13.87	$12.58

Net investment income (loss) (a)	0.15	0.06	0.03	0.04

Net realized and unrealized gain (loss) on investments	0.57	(0.49)	2.48	1.25

Total from investment operations	0.72	(0.43)	2.51	1.29

Less dividends and distributions:

From net investment income	(0.22)	(0.34)	(0.16)	—

From net realized gain on investments	(1.07)	(0.45)	(0.32)	—

Total dividends and distributions	(1.29)	(0.79)	(0.48)	—

Net asset value at end of period	$14.11	$14.68	$15.90	$13.87

Total investment return (b)	6.15%	(3.04%)	18.58%	10.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.13%††	0.38%	0.21%	0.39	%††

Net expenses (c)	0.71%††	0.70%	0.70%	0.71	%††

Portfolio turnover rate	23%	47%	32%	32%

Net assets at end of period (in 000’s)	$533	$449	$185	$43

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	1.04 6.92%	–3.95 1.64%	4.53 5.72%	10.34 10.97%	1.28 1.28%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.92 6.79	–4.13 1.45	4.35 5.54	10.20 10.82	1.54 1.54
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	1.70 6.48	–3.77 0.76	4.45 4.78	10.01 10.01	2.29 2.29
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	5.51 6.47	–0.15 0.75	4.77 4.77	10.01 10.01	2.29 2.29
Class I Shares	No Sales Charge		4/4/2005	7.12	1.92	6.00	11.27	1.03
Class R3 Shares	No Sales Charge		2/29/2016	6.75	1.27	11.16	N/A	1.63

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[4]	9.76%	13.49%	11.63%	15.32%
MSCI EAFE® Index[5]	7.45	–3.22	2.60	7.95
Growth Allocation Composite Index[6]	9.21	9.15	9.36	13.63
Morningstar Allocation – 85%+ Equity Category Average[7]	7.94	5.09	6.55	11.62

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,069.20	$2.05	$1,022.81	$2.01	0.40%

Investor Class Shares	$1,000.00	$1,067.90	$2.82	$1,022.07	$2.76	0.55%

Class B Shares	$1,000.00	$1,064.80	$6.66	$1,018.35	$6.51	1.30%

Class C Shares	$1,000.00	$1,064.70	$6.66	$1,018.35	$6.51	1.30%

Class I Shares	$1,000.00	$1,071.20	$0.77	$1,024.05	$0.75	0.15%

Class R3 Shares	$1,000.00	$1,067.50	$3.84	$1,021.08	$3.76	0.75%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

52	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 56 for specific holdings within these categories. The Fund’s holdings are subject to change.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Growth Allocation Fund returned 7.12%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark, and the 9.21% return of the Growth Allocation Composite Index, which is an additional benchmark of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 7.94% return of the Morningstar Allocation—85%+ Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds invest in U.S. and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, some of which detracted materially from active returns. Prominent examples of Underlying Funds that struggled to meet their objectives included MainStay Cushing Renaissance Advantage Fund, MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

Asset class policy neither helped nor hindered relative performance. A preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities fully offset those gains.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Fund’s assets to stocks of developing nations over those of the developed world. Second, the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinationals that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Fund driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

How did the Fund’s allocations change over the course of the reporting period?

We made the Fund’s value bias a little less pronounced by allocating more assets to MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund. We also shifted the Fund’s emphasis toward larger company stocks, reducing the allocation to MainStay MacKay Small Cap Core Fund (previously known as MainStay Epoch U.S. Small Cap Fund) and IQ Chaikin U.S. Small Cap ETF.

One of the Underlying Funds was closed during the reporting period, the MainStay Epoch Global Choice Fund, necessitating reallocation to other Underlying Funds. A new Underlying Fund was also added during the reporting period—IQ International 500 ETF. The Fund’s exposure to this Underlying Fund remained quite small as of April 30, 2019 but was expected to grow.

During the reporting period, which Underlying Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from MainStay Large Cap Growth Fund,

1.	See page 50 for other share class returns, which may be higher or lower than Class I share returns. See page 56 for more information on benchmark and peer group returns.

54	MainStay Growth Allocation Fund

MainStay Candriam Emerging Markets Equity Fund and MainStay Epoch Capital Growth Fund. At the other end of the spectrum, MainStay Cushing Renaissance Advantage Fund generated a very small loss while IQ Global Resources ETF and IQ Chaikin U.S. Small Cap ETF saw the lowest positive total returns.

Which Underlying Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Funds making the most significant contributions to returns were MainStay Large Cap Growth Fund and MainStay Epoch U.S. Equity Yield Fund. (Contributions take weightings and total returns into account.) Detractors from the Fund’s performance included MainStay Cushing Renaissance Advantage Fund and MainStay Epoch Global Choice Fund.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries that have historically outperformed value indices during certain expansionary periods, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

55

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.1%†
Equity Funds 100.1%
IQ 50 Percent Hedged FTSE International ETF	625,205	$12,897,979
IQ 500 International ETF (a)	230,121	6,366,389
IQ Chaikin U.S. Large Cap ETF (a)	904,676	22,363,591
IQ Chaikin U.S. Small Cap ETF (a)	1,103,096	28,327,505
IQ Global Resources ETF	278,584	7,537,174
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	1,628,103	14,734,334
MainStay Cushing MLP Premier Fund Class I	184,951	2,080,697
MainStay Cushing Renaissance Advantage Fund Class I (a)	332,092	6,100,531
MainStay Epoch Capital Growth Fund Class I (b)	278,795	3,521,186
MainStay Epoch International Choice Fund Class I (a)	623,250	21,732,741
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,079,263	30,327,302
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,094,613	34,707,735
MainStay Large Cap Growth Fund Class R6	2,675,148	27,661,031
MainStay MacKay Common Stock Fund Class I (a)	404,208	9,951,606
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)	1,558,794	14,372,082
MainStay MacKay Growth Fund Class I (a)	747,961	27,225,771
MainStay MacKay International Equity Fund Class R6 (b)	279,131	4,661,492

	Shares	Value
Equity Funds (continued)
MainStay MacKay International Opportunities Fund Class I (a)	2,370,324	$18,322,604
MainStay MacKay S&P 500 Index Fund Class I	35,352	1,712,463
MainStay MacKay Small Cap Core Fund Class I (a)	1,213,741	31,800,020
MainStay MacKay U.S. Equity Opportunities Fund Class I	2,690,574	22,923,694
MainStay MAP Equity Fund Class I (a)	721,383	30,247,576

Total Affiliated Investment Companies (Cost $325,773,546)		379,575,503

Total Investments (Cost $325,773,546)	100.1%	379,575,503
Other Assets, Less Liabilities	(0.1)	(438,434)
Net Assets	100.0%	$379,137,069

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$379,575,503	$—	$—	$379,575,503

Total Investments in Securities	$379,575,503	$—	$—	$379,575,503

(a)	For a complete listing of investments, see the Portfolio of Investments.

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $325,773,546)	$379,575,503
Receivables:
Fund shares sold	151,193
Investment securities sold	149,009
Dividends and Interest	13,844
Manager (See Note 3)	4,101
Other assets	69,184

Total assets	379,962,834

Liabilities
Due to custodian	116,320
Payables:
Fund shares redeemed	405,847
NYLIFE Distributors (See Note 3)	107,540
Transfer agent (See Note 3)	102,014
Shareholder communication	54,428
Professional fees	23,189
Investment securities purchased	13,779
Custodian	1,303
Trustees	209
Accrued expenses	1,136

Total liabilities	825,765

Net assets	$379,137,069

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,614
Additional paid-in capital	316,490,625

316,516,239
Total distributable earnings (loss)	62,620,830

Net assets	$379,137,069

Class A
Net assets applicable to outstanding shares	$246,351,491

Shares of beneficial interest outstanding	16,587,940

Net asset value per share outstanding	$14.85
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.71

Investor Class
Net assets applicable to outstanding shares	$75,061,007

Shares of beneficial interest outstanding	5,056,711

Net asset value per share outstanding	$14.84
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.70

Class B
Net assets applicable to outstanding shares	$30,223,682

Shares of beneficial interest outstanding	2,089,178

Net asset value and offering price per share outstanding	$14.47

Class C
Net assets applicable to outstanding shares	$20,508,109

Shares of beneficial interest outstanding	1,415,710

Net asset value and offering price per share outstanding	$14.49

Class I
Net assets applicable to outstanding shares	$6,248,603

Shares of beneficial interest outstanding	413,669

Net asset value and offering price per share outstanding	$15.11

Class R3
Net assets applicable to outstanding shares	$744,177

Shares of beneficial interest outstanding	50,358

Net asset value and offering price per share outstanding	$14.78

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,775,322
Interest	20

Total income	4,775,342

Expenses
Distribution/Service—Class A (See Note 3)	291,088
Distribution/Service—Investor Class (See Note 3)	85,999
Distribution/Service—Class B (See Note 3)	151,583
Distribution/Service—Class C (See Note 3)	111,015
Distribution/Service—Class R3 (See Note 3)	1,638
Transfer agent (See Note 3)	321,653
Registration	53,635
Shareholder communication	33,311
Professional fees	27,253
Custodian	5,754
Trustees	4,166
Shareholder service (See Note 3)	327
Miscellaneous	8,665

Total expenses before waiver/reimbursement	1,096,087
Expense waiver/reimbursement from Manager (See Note 3)	(92,701)

Net expenses	1,003,386

Net investment income (loss)	3,771,956

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(3,919,723)
Realized capital gain distributions from affiliated investment companies	20,241,737

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	16,322,014

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	4,497,416

Net realized and unrealized gain (loss) on investments	20,819,430

Net increase (decrease) in net assets resulting from operations	$24,591,386

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,771,956	$2,123,438
Net realized gain (loss) on investments and investments from affiliated investment companies	16,322,014	38,876,811
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	4,497,416	(53,245,594)

Net increase (decrease) in net assets resulting from operations	24,591,386	(12,245,345)

Distributions to shareholders:
Class A	(23,979,995)	(13,642,693)
Investor Class	(6,830,585)	(3,523,721)
Class B	(2,920,089)	(1,944,028)
Class C	(2,209,986)	(1,341,502)
Class I	(630,558)	(347,716)
Class R3	(55,710)	(14,833)

Total distributions to shareholders	(36,626,923)	(20,814,493)

Capital share transactions:
Net proceeds from sale of shares	23,036,455	53,089,773
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	36,420,837	20,612,703
Cost of shares redeemed	(34,313,938)	(67,995,156)

Increase (decrease) in net assets derived from capital share transactions	25,143,354	5,707,320

Net increase (decrease) in net assets	13,107,817	(27,352,518)

Net Assets
Beginning of period	366,029,252	393,381,770

End of period	$379,137,069	$366,029,252

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$15.60	$17.01	$14.37	$15.36	$16.01	$14.86

Net investment income (loss) (a)	0.16	0.12	0.12	0.10	0.14	0.04

Net realized and unrealized gain (loss) on investments	0.67	(0.59)	3.08	(0.28)	(0.08)	1.36

Total from investment operations	0.83	(0.47)	3.20	(0.18)	0.06	1.40

Less dividends and distributions:

From net investment income	(0.18)	(0.36)	(0.13)	(0.15)	(0.26)	(0.25)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(1.58)	(0.94)	(0.56)	(0.81)	(0.71)	(0.25)

Net asset value at end of period	$14.85	$15.60	$17.01	$14.37	$15.36	$16.01

Total investment return (b)	6.92%	(3.15%)	22.91%	(1.07%)	0.36%	9.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.24%††	0.69%	0.73%	0.73%	0.89%	0.24%

Net expenses (c)	0.40%††	0.38%	0.40%	0.41%	0.40%	0.39%

Portfolio turnover rate	16%	48%	30%	25%	32%	37%

Net assets at end of period (in 000’s)	$246,351	$236,201	$242,172	$128,723	$133,089	$127,986

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$15.58	$16.98	$14.34	$15.33	$15.98	$14.84

Net investment income (loss) (a)	0.15	0.09	0.09	0.08	0.12	0.02

Net realized and unrealized gain (loss) on investments	0.67	(0.59)	3.09	(0.28)	(0.09)	1.35

Total from investment operations	0.82	(0.50)	3.18	(0.20)	0.03	1.37

Less dividends and distributions:

From net investment income	(0.16)	(0.32)	(0.11)	(0.13)	(0.23)	(0.23)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(1.56)	(0.90)	(0.54)	(0.79)	(0.68)	(0.23)

Net asset value at end of period	$14.84	$15.58	$16.98	$14.34	$15.33	$15.98

Total investment return (b)	6.79%	(3.34%)	22.80%	(1.23%)	0.19%	9.33%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.06%††	0.56%	0.61%	0.57%	0.75%	0.12%

Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%

Expenses (before waiver/reimbursement) (c)	0.70%††	0.64%	0.59%	0.60%	0.57%	0.56%

Portfolio turnover rate	16%	48%	30%	25%	32%	37%

Net assets at end of period (in 000’s)	$75,061	$66,924	$71,378	$123,415	$119,362	$112,122

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$15.13	$16.51	$13.96	$14.92	$15.57	$14.47

Net investment income (loss) (a)	0.10	(0.02)	(0.01)	(0.02)	0.01	(0.09)

Net realized and unrealized gain (loss) on investments	0.66	(0.60)	2.99	(0.27)	(0.10)	1.32

Total from investment operations	0.76	(0.62)	2.98	(0.29)	(0.09)	1.23

Less dividends and distributions:

From net investment income	(0.02)	(0.18)	(0.00)‡	(0.01)	(0.11)	(0.13)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(1.42)	(0.76)	(0.43)	(0.67)	(0.56)	(0.13)

Net asset value at end of period	$14.47	$15.13	$16.51	$13.96	$14.92	$15.57

Total investment return (b)	6.48%	(4.09%)	21.85%	(1.88%)	(0.57%)	8.55%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.39%††	(0.13%)	(0.05%)	(0.13%)	0.05%	(0.61%)

Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.45%††	1.39%	1.35%	1.35%	1.32%	1.31%

Portfolio turnover rate	16%	48%	30%	25%	32%	37%

Net assets at end of period (in 000’s)	$30,224	$32,586	$43,643	$45,733	$53,265	$59,583

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$15.15	$16.53	$13.97	$14.94	$15.59	$14.49

Net investment income (loss) (a)	0.10	(0.03)	(0.02)	(0.02)	(0.01)	(0.10)

Net realized and unrealized gain (loss) on investments	0.66	(0.59)	3.01	(0.28)	(0.08)	1.33

Total from investment operations	0.76	(0.62)	2.99	(0.30)	(0.09)	1.23

Less dividends and distributions:

From net investment income	(0.02)	(0.18)	(0.00)‡	(0.01)	(0.11)	(0.13)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(1.42)	(0.76)	(0.43)	(0.67)	(0.56)	(0.13)

Net asset value at end of period	$14.49	$15.15	$16.53	$13.97	$14.94	$15.59

Total investment return (b)	6.47%	(4.08%)	21.90%	(2.02%)	(0.51%)	8.54%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.43%††	(0.16%)	(0.15%)	(0.16%)	(0.04%)	(0.66%)

Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.45%††	1.39%	1.35%	1.35%	1.32%	1.31%

Portfolio turnover rate	16%	48%	30%	25%	32%	37%

Net assets at end of period (in 000’s)	$20,508	$23,998	$29,233	$24,268	$25,841	$22,767

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$15.86	$17.29	$14.59	$15.58	$16.23	$15.05

Net investment income (loss) (a)	0.19	0.16	0.15	0.13	0.18	0.08

Net realized and unrealized gain (loss) on investments	0.69	(0.61)	3.15	(0.27)	(0.08)	1.39

Total from investment operations	0.88	(0.45)	3.30	(0.14)	0.10	1.47

Less dividends and distributions:

From net investment income	(0.23)	(0.40)	(0.17)	(0.19)	(0.30)	(0.29)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(1.63)	(0.98)	(0.60)	(0.85)	(0.75)	(0.29)

Net asset value at end of period	$15.11	$15.86	$17.29	$14.59	$15.58	$16.23

Total investment return (b)	7.12%	(2.98%)	23.27%	(0.79%)	0.60%	9.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.56%††	0.96%	0.95%	0.94%	1.11%	0.52%

Net expenses (c)	0.15%††	0.13%	0.15%	0.16%	0.15%	0.14%

Portfolio turnover rate	16%	48%	30%	25%	32%	37%

Net assets at end of period (in 000’s)	$6,249	$5,915	$6,751	$4,593	$3,970	$3,621

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$15.51	$16.96	$14.34	$12.94

Net investment income (loss) (a)	0.11	0.00 ‡	0.01	(0.03)

Net realized and unrealized gain (loss) on investments	0.70	(0.53)	3.13	1.43

Total from investment operations	0.81	(0.53)	3.14	1.40

Less dividends and distributions:

From net investment income	(0.14)	(0.34)	(0.09)	—

From net realized gain on investments	(1.40)	(0.58)	(0.43)	—

Total dividends and distributions	(1.54)	(0.92)	(0.52)	—

Net asset value at end of period	$14.78	$15.51	$16.96	$14.34

Total investment return (b)	6.75%	(3.51%)	22.46%	10.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.47%††	0.01%	0.06%	(0.29	%)††

Net expenses (c)	0.75%††	0.73%	0.73%	0.75	% ††

Expenses (before reimbursement/waiver) (c)	0.75%††	0.73%	0.73%	0.76	% ††

Portfolio turnover rate	16%	48%	30%	25%

Net assets at end of period (in 000’s)	$744	$405	$204	$28

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and Notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Allocation Funds each currently has eight classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R1 and Class R2 shares were registered for sale effective as of February 28, 2019. As of April 30, 2019, Class R1 and Class R2 shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Allocation Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R3 shares are offered at NAV without a sales charge. Class R1 and Class R2 shares are currently expected to be offered at NAV. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Allocation Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

63

Notes to Financial Statements (Unaudited) (continued)

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of the regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as

64	MainStay Asset Allocation Funds

amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may cause the costs of investing in Underlying Funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown in each Allocation Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the counterparty secured by the securities transferred to the respective Allocation Fund.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Funds mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Fund. As of April 30, 2019, the MainStay Conservative Allocation Fund’s repurchase agreements are shown in the Portfolio of Investments.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these

65

Notes to Financial Statements (Unaudited) (continued)

potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3

MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.35%	0.60%	0.85%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85

This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:

Total

MainStay Conservative Allocation Fund	$17,763
MainStay Moderate Allocation Fund	67,814
MainStay Moderate Growth Allocation Fund	113,881
MainStay Growth Allocation Fund	92,701

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its

66	MainStay Asset Allocation Funds

affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund

Class A	47,477
Investor Class	32,245

MainStay Moderate Allocation Fund

Class A	76,883
Investor Class	82,254

MainStay Moderate Growth Allocation Fund

Class A	83,607
Investor Class	93,648

MainStay Growth Allocation Fund

Class A	45,951
Investor Class	62,669

During the six-month period ended April 30, 2019, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay Conservative Allocation Fund

Class A	321
Class B	9,380
Class C	2,002

MainStay Moderate Allocation Fund

Class A	1,289
Investor Class	1
Class B	28,832
Class C	2,490

MainStay Moderate Growth Allocation Fund

Class A	3,070

Class B	27,227

Class C	2,069

MainStay Growth Allocation Fund

Class A	10,771
Class B	17,140
Class C	2,487

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund

Class A	$77,781
Investor Class	50,614
Class B	26,944
Class C	69,774
Class I	1,975
Class R3	123

MainStay Moderate Allocation Fund

Class A	$128,297
Investor Class	139,749
Class B	75,797
Class C	85,376
Class I	3,320
Class R3	108

MainStay Moderate Growth Allocation Fund

Class A	$152,682
Investor Class	201,686
Class B	92,190
Class C	79,447
Class I	2,540
Class R3	138

MainStay Growth Allocation Fund

Class A	$89,072
Investor Class	130,396
Class B	57,507
Class C	42,139
Class I	2,290
Class R3	249

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

67

Notes to Financial Statements (Unaudited) (continued)

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Conservative Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions		Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$21,388	$86	$(13,038)	$(826)		$1,368	$8,978	$335		$—		435
IQ 500 International ETF	—	6	—	—		0 (a)	6	—		—		0	(c)
IQ Chaikin U.S. Large Cap ETF	22,539	9,886	(25,077)	(931)		1,231	7,648	158		—		309
IQ Chaikin U.S. Small Cap ETF	17,539	1,328	(2,798)	(408)		839	16,500	119		—		643
IQ Enhanced Core Bond U.S. ETF	7,208	4,383	(346)	(27)		319	11,537	140		—		612
IQ Global Resources ETF	3,761	1	(79)	(3)		52	3,732	27		—		138
IQ S&P High Yield Low Volatility Bond ETF	5,949	3	(798)	(55)		239	5,338	128		—		215
MainStay Absolute Return Multi-Strategy Fund Class I	9,167	—	(9,137)	(585)		555	—	—		—		—
MainStay Candriam Emerging Markets Equity Fund Class R6	8,800	1,116	(870)	(172)		1,389	10,263	78		—		1,134
MainStay Cushing MLP Premier Fund Class I	2,596	449	(1,448)	(216)		237	1,618	105		—		144
MainStay Cushing Renaissance Advantage Fund Class I	7,448	1,584	(5,597)	81		(262)	3,254	84		—		177
MainStay Epoch Capital Growth Fund Class I	3,669	282	(202)	17		131	3,897	34		241		309
MainStay Epoch Global Choice Fund Class I	8,548	1,053	(8,339)	332		(1,594)	—	93		958		—
MainStay Epoch International Choice Fund Class I	9,746	309	(2,345)	(267)		505	7,948	176		—		228
MainStay Epoch U.S. All Cap Fund Class R6	8,916	1,386	(966)	(39)		315	9,612	61		623		342
MainStay Epoch U.S. Equity Yield Fund Class R6	11,874	919	(1,306)	(16)		581	12,052	153		333		727
MainStay Floating Rate Fund Class I	21,448	1,876	(22,281)	(3)		(1,040)	—	351		—		—
MainStay Floating Rate Fund Class R6	—	23,201	(251)	(4)		965	23,911	210		—		2,591
MainStay Indexed Bond Fund Class I	140,227	11,125	(34,741)	(1,866)		6,629	121,374	1,844		—		11,581
MainStay Large Cap Growth Fund Class R6	2,112	8,062	(891)	14		1,301	10,598	—		357		1,025
MainStay MacKay Common Stock Fund Class I	23	4,020	(79)	(0	)(a)	220	4,184	0	(a)	2		170
MainStay MacKay Convertible Fund Class I	5,252	295	(803)	(25)		171	4,890	41		254		276
MainStay MacKay Emerging Markets Equity Fund Class R6	8,757	1,767	(822)	(33)		381	10,050	179		495		1,090
MainStay MacKay Growth Fund Class I	5,041	5,734	(736)	2		492	10,533	21		441		289
MainStay MacKay High Yield Corporate Bond Fund Class R6	8,355	249	(873)	30		75	7,836	243		—		1,399
MainStay MacKay High Yield Municipal Bond Fund Class I	7,060	144	(437)	(5)		205	6,967	138		3		549
MainStay MacKay International Equity Fund Class I	—	8	(8)	—		—	—	0	(a)	0	(a)	—
MainStay MacKay International Equity Fund Class R6	—	9	—	—		1	10	—		—		1
MainStay MacKay International Opportunities Fund Class I	10,197	937	(4,634)	(1,278)		677	5,899	577		—		763
MainStay MacKay S&P 500 Index Fund Class I	1,775	211	(58)	(6)		(38)	1,884	32		179		39
MainStay MacKay Short Duration High Yield Fund Class I	9,341	5,414	(221)	(5)		165	14,694	266		—		1,487
MainStay MacKay Short Term Municipal Fund Class I	5,399	757	(27)	0	(a)	30	6,159	49		—		643
MainStay MacKay Small Cap Core Fund Class I (b)	19,029	4,750	(1,765)	(130)		(1,488)	20,396	84		2,569		778
MainStay MacKay Total Return Bond Fund Class R6	1,644	20,807	(696)	0	(a)	547	22,302	269		—		2,132
MainStay MacKay U.S. Equity Opportunities Fund Class I	11,469	2,368	(2,305)	167		(1,255)	10,444	96		1,523		1,226
MainStay MacKay Unconstrained Bond Fund Class R6	10,244	158	(1,642)	(86)		104	8,778	158		—		1,009
MainStay MAP Equity Fund Class I	10,061	3,093	(1,522)	(48)		56	11,640	92		920		278
MainStay U.S. Government Liquidity Fund	—	51,168	(33,754)	—		—	17,414	102		—		17,414

	$426,582	$168,944	$(180,892)	$(6,391)		$14,103	$422,346	$6,443		$8,898

68	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$34,327	$126	$(17,996)	$(1,343)		$2,415	$17,529	$572		$—	850
IQ 500 International ETF	—	517	—	—		58	575	0	(a)	—	21
IQ Chaikin U.S. Large Cap ETF	40,160	21,409	(38,926)	(1,716)		2,494	23,421	336		—	947
IQ Chaikin U.S. Small Cap ETF	22,788	873	(1,435)	(213)		729	22,742	162		—	886
IQ Enhanced Core Bond U.S. ETF	2,890	18,279	(1,079)	7		445	20,542	182		—	1,089
IQ Global Resources ETF	9,189	—	(23)	(1)		123	9,288	67		—	343
IQ S&P High Yield Low Volatility Bond ETF	2,503	—	(47)	(3)		92	2,545	58		—	103
MainStay Absolute Return Multi-Strategy Fund Class I	9,026	—	(8,997)	(579)		550	—	—		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	17,753	1,921	(752)	(176)		2,633	21,379	156		—	2,362
MainStay Cushing MLP Premier Fund Class I	4,691	466	(1,293)	(623)		622	3,863	202		—	343
MainStay Cushing Renaissance Advantage Fund Class I	9,407	4,510	(2,890)	(99)		424	11,352	182		—	618
MainStay Epoch Capital Growth Fund Class I	5,989	462	(35)	1		252	6,669	55		394	528
MainStay Epoch Global Choice Fund Class I	13,985	2,164	(13,689)	1,802		(4,262)	—	176		1,799	—
MainStay Epoch International Choice Fund Class I	27,403	762	(3,737)	(457)		1,383	25,354	491		—	727
MainStay Epoch U.S. All Cap Fund Class R6	30,807	3,231	(2,291)	(92)		975	32,630	212		2,145	1,161
MainStay Epoch U.S. Equity Yield Fund Class R6	40,299	2,659	(2,332)	(43)		2,011	42,594	538		1,163	2,571
MainStay Floating Rate Fund Class I	17,454	3,090	(19,122)	(1)		(1,421)	—	293		—	—
MainStay Floating Rate Fund Class R6	—	20,714	(177)	(1)		1,386	21,922	193		—	2,375
MainStay Indexed Bond Fund Class I	82,522	12,793	(22,700)	(205)		3,082	75,492	1,120		—	7,203
MainStay Large Cap Growth Fund Class R6	6,906	20,783	(1,731)	(0	)(a)	3,404	29,362	—		1,168	2,840
MainStay MacKay Common Stock Fund Class I	8,751	6,082	(984)	(43)		(144)	13,662	85		809	555
MainStay MacKay Convertible Fund Class I	8,200	465	(149)	(7)		346	8,855	68		397	499
MainStay MacKay Emerging Markets Equity Fund Class R6	17,701	3,228	(650)	(76)		780	20,983	362		997	2,276
MainStay MacKay Growth Fund Class I	15,068	14,462	(1,218)	(14)		1,308	29,606	65		1,331	813
MainStay MacKay High Yield Corporate Bond Fund Class R6	3,203	103	(83)	1		46	3,270	99		—	584
MainStay MacKay High Yield Municipal Bond Fund Class I	11,080	372	(423)	(2)		328	11,355	222		5	894
MainStay MacKay International Equity Fund Class I	2,390	84	(2,341)	(2)		(131)	—	1		24	—
MainStay MacKay International Equity Fund Class R6	—	2,327	—	—		313	2,640	—		—	158
MainStay MacKay International Opportunities Fund Class I	28,135	2,387	(10,728)	(2,720)		1,317	18,391	1,583		—	2,379
MainStay MacKay S&P 500 Index Fund Class I	1,786	214	(34)	(3)		(42)	1,921	32		181	40
MainStay MacKay Short Duration High Yield Fund Class I	15,120	9,277	(776)	(18)		278	23,881	427		—	2,417
MainStay MacKay Short Term Municipal Fund Class I	8,732	1,465	(281)	0	(a)	48	9,964	79		—	1,040
MainStay MacKay Small Cap Core Fund Class I (b)	40,175	8,604	(11,721)	(1,906)		(1,877)	33,275	180		5,531	1,270
MainStay MacKay Total Return Bond Fund Class R6	51,940	1,592	(6,510)	(214)		1,944	48,752	767		—	4,661
MainStay MacKay U.S. Equity Opportunities Fund Class I	37,233	7,300	(15,823)	323		(5,269)	23,764	316		5,046	2,789
MainStay MacKay Unconstrained Bond Fund Class R6	20,082	431	(1,885)	(106)		168	18,690	325		—	2,148
MainStay MAP Equity Fund Class I	35,707	5,153	(2,728)	(97)		(136)	37,899	324		3,244	904
MainStay U.S. Government Liquidity Fund	3,169	88,905	(61,456)	—		—	30,618	198		—	30,618

	$686,571	$267,210	$(257,042)	$(8,626)		$16,672	$704,785	$10,128		$24,234

69

Notes to Financial Statements (Unaudited) (continued)

MainStay Moderate Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$35,548	$131	$(18,052)	$(1,456)		$2,528	$18,699	$581		$—	906
IQ 500 International ETF	—	1,467	—	—		72	1,539	0	(a)	—	56
IQ Chaikin U.S. Large Cap ETF	45,919	19,494	(39,492)	(2,039)		2,816	26,698	379		—	1,080
IQ Chaikin U.S. Small Cap ETF	44,662	941	(1,990)	(270)		1,223	44,566	316		—	1,735
IQ Enhanced Core Bond U.S. ETF	—	21	(14)	0	(a)	1	8	0	(a)	—	0	(c)
IQ Enhanced Core Plus Bond U.S. ETF	174	6,238	(641)	(1)		105	5,875	67		—	306
IQ Global Resources ETF	12,781	47	(287)	(16)		178	12,703	92		—	470
IQ S&P High Yield Low Volatility Bond ETF	2,352	—	(142)	(7)		89	2,292	53		—	92
MainStay Absolute Return Multi-Strategy Fund Class I	3,427	—	(3,416)	(211)		200	—	—		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	22,150	2,041	(1,811)	(423)		3,373	25,330	191		—	2,799
MainStay Cushing MLP Premier Fund Class I	4,508	556	(1,100)	(595)		599	3,968	204		—	353
MainStay Cushing Renaissance Advantage Fund Class I	10,564	3,301	(2,396)	(53)		200	11,616	186		—	632
MainStay Epoch Capital Growth Fund Class I	6,163	474	(38)	(2)		265	6,862	57		405	543
MainStay Epoch Global Choice Fund Class I	14,438	1,915	(14,054)	1,975		(4,274)	—	171		1,745	—
MainStay Epoch International Choice Fund Class I	39,659	1,067	(5,406)	(686)		1,961	36,595	713		—	1,049
MainStay Epoch U.S. All Cap Fund Class R6	37,388	5,997	(2,652)	(164)		1,219	41,788	276		2,784	1,487
MainStay Epoch U.S. Equity Yield Fund Class R6	54,858	2,990	(1,787)	(4)		2,659	58,716	738		1,597	3,544
MainStay Floating Rate Fund Class I	14,586	3,942	(17,092)	(4)		(1,432)	—	243		—	—
MainStay Floating Rate Fund Class R6	—	18,891	(135)	(0	)(a)	1,421	20,177	177		—	2,186
MainStay Indexed Bond Fund Class I	—	22	(15)	0	(a)	0 (a)	7	0	(a)	—	1
MainStay Large Cap Growth Fund Class R6	6,855	27,937	(1,890)	55		4,143	37,100	—		1,166	3,588
MainStay MacKay Common Stock Fund Class I	13,285	3,512	(107)	(21)		(866)	15,803	160		1,529	642
MainStay MacKay Convertible Fund Class I	8,927	500	(342)	(6)		366	9,445	73		427	532
MainStay MacKay Emerging Markets Equity Fund Class R6	22,067	3,632	(1,676)	(163)		993	24,853	438		1,208	2,696
MainStay MacKay Growth Fund Class I	19,123	17,656	(1,624)	64		1,332	36,551	81		1,667	1,004
MainStay MacKay High Yield Corporate Bond Fund Class R6	2,420	76	(144)	4		30	2,386	73		—	426
MainStay MacKay High Yield Municipal Bond Fund Class I	11,288	1,292	(1,930)	(29)		344	10,965	217		5	863
MainStay MacKay International Equity Fund Class I	6,654	134	(4,517)	(2)		(2,269)	—	4		66	—
MainStay MacKay International Equity Fund Class R6	—	4,465	(108)	15		2,745	7,117	—		—	426
MainStay MacKay International Opportunities Fund Class I	40,741	3,008	(12,023)	(3,062)		1,211	29,875	2,282		—	3,865
MainStay MacKay S&P 500 Index Fund Class I	3,382	405	(30)	2		(82)	3,677	60		344	76
MainStay MacKay Short Duration High Yield Fund Class I	15,114	12,111	(2,366)	(75)		328	25,112	435		—	2,542
MainStay MacKay Short Term Municipal Fund Class I	8,857	2,315	(1,195)	(1)		49	10,025	79		—	1,046
MainStay MacKay Small Cap Core Fund Class I (b)	75,785	13,816	(28,486)	(2,230)		(6,456)	52,429	338		10,392	2,001
MainStay MacKay Total Return Bond Fund Class R6	7,265	3,723	(4,456)	(58)		299	6,773	107		—	647
MainStay MacKay U.S. Equity Opportunities Fund Class I	43,610	6,294	(8,572)	1,571		(5,505)	37,398	337		5,379	4,389
MainStay MacKay Unconstrained Bond Fund Class R6	20,548	314	(3,826)	(314)		346	17,068	314		—	1,962
MainStay MAP Equity Fund Class I	45,609	5,241	(2,885)	39		(359)	47,645	410		4,098	1,136
MainStay U.S. Government Liquidity Fund	5,555	77,300	(53,353)	—		—	29,502	204		—	29,502

	$706,262	$253,266	$(240,050)	$(8,167)		$9,852	$721,163	$10,056		$32,812

70	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$19,949	$191	$(7,840)	$(887)		$1,485	$12,898	$323		$—	625
IQ 500 International ETF	—	6,153	(68)	2		279	6,366	0	(a)	—	230
IQ Chaikin U.S. Large Cap ETF	21,436	843	(403)	(32)		520	22,364	229		—	905
IQ Chaikin U.S. Small Cap ETF	30,238	476	(3,023)	(400)		1,037	28,328	206		—	1,103
IQ Global Resources ETF	7,544	77	(178)	(12)		106	7,537	55		—	279
MainStay Candriam Emerging Markets Equity Fund Class R6	13,940	412	(1,352)	(328)		2,062	14,734	111		—	1,628
MainStay Cushing MLP Premier Fund Class I	2,768	110	(754)	(364)		321	2,081	110		—	185
MainStay Cushing Renaissance Advantage Fund Class I	9,116	600	(3,108)	(314)		(193)	6,101	97		—	332
MainStay Epoch Capital Growth Fund Class I	3,235	255	(107)	(0	)(a)	138	3,521	29		212	279
MainStay Epoch Global Choice Fund Class I	7,578	821	(7,416)	1,163		(2,146)	—	73		748	—
MainStay Epoch International Choice Fund Class I	23,563	704	(3,312)	(260)		1,038	21,733	419		—	623
MainStay Epoch U.S. All Cap Fund Class R6	28,938	2,269	(1,658)	(185)		963	30,327	199		2,006	1,079
MainStay Epoch U.S. Equity Yield Fund Class R6	32,680	1,563	(1,074)	(3)		1,542	34,708	436		950	2,095
MainStay Large Cap Growth Fund Class R6	5,694	20,543	(1,139)	(133)		2,696	27,661	—		965	2,675
MainStay MacKay Common Stock Fund Class I	7,384	3,091	—	—		(523)	9,952	97		922	404
MainStay MacKay Emerging Markets Equity Fund Class R6	13,955	1,267	(1,337)	(158)		645	14,372	256		705	1,559
MainStay MacKay Growth Fund Class I	14,221	12,787	(992)	13		1,197	27,226	61		1,255	748
MainStay MacKay International Equity Fund Class I	4,373	82	(3,354)	(9)		(1,092)	—	2		43	—
MainStay MacKay International Equity Fund Class R6	—	3,310	(68)	(5)		1,424	4,661	—		—	279
MainStay MacKay International Opportunities Fund Class I	24,082	2,034	(6,728)	(1,525)		460	18,323	1,349		—	2,370
MainStay MacKay S&P 500 Index Fund Class I	1,587	191	(27)	1		(40)	1,712	29		161	35
MainStay MacKay Small Cap Core Fund Class I (b)	37,879	9,989	(11,890)	(485)		(3,693)	31,800	184		5,667	1,214
MainStay MacKay U.S. Equity Opportunities Fund Class I	28,306	4,491	(6,345)	(24)		(3,504)	22,924	255		4,062	2,691
MainStay MAP Equity Fund Class I	28,328	3,019	(900)	25		(225)	30,247	254		2,546	721
MainStay U.S. Government Liquidity Fund	—	8,122	(8,122)	—		—	—	1		—	—

	$366,794	$83,400	$(71,195)	$(3,920)		$4,497	$379,576	$4,775		$20,242

(a)	Less than $500.

(b)	Prior to April 1, 2019, known as MainStay Epoch U.S. Small Cap Fund Class I.

(c)	Less than 500 shares.

71

Notes to Financial Statements (Unaudited) (continued)

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:

MainStay Conservative Allocation Fund

Class R3	$30,186	4.7%

MainStay Moderate Allocation Fund

Class R3	$32,075	7.1%

MainStay Moderate Growth Allocation Fund

Class R3	$33,641	6.3%

MainStay Growth Allocation Fund

Class R3	$34,948	4.7%

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Conservative Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$403,627,955	$26,695,303	$(7,676,257)	$19,019,046

MainStay Moderate Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$646,319,155	$68,908,673	$(10,442,648)	$58,466,025

MainStay Moderate Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$640,622,089	$94,583,072	$(14,042,480)	$80,540,592

MainStay Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$331,770,806	$57,382,175	$(9,577,478)	$47,804,697

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total

MainStay Conservative Allocation Fund	$10,167,558	$7,602,518	$17,770,076
MainStay Moderate Allocation Fund	17,185,596	20,436,253	37,621,849
MainStay Moderate Growth Allocation Fund	18,421,827	18,192,845	36,614,672
MainStay Growth Allocation Fund	9,244,284	11,570,209	20,814,493

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Funds’ net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation

72	MainStay Asset Allocation Funds

Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Allocation Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$95,653	$125,015
MainStay Moderate Allocation Fund	156,879	174,160
MainStay Moderate Growth Allocation Fund	155,067	165,798
MainStay Growth Allocation Fund	71,967	59,763

Note 9–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,303,545	$14,988,769
Shares issued to shareholders in reinvestment of dividends and distributions	1,392,410	15,164,290
Shares redeemed	(2,773,482)	(31,744,890)

Net increase (decrease) in shares outstanding before conversion	(77,527)	(1,591,831)
Shares converted into Class A (See Note 1)	613,755	7,059,940
Shares converted from Class A (See Note 1)	(89,809)	(1,032,253)

Net increase (decrease)	446,419	$4,435,856

Year ended October 31, 2018:
Shares sold	3,812,750	$46,713,929
Shares issued to shareholders in reinvestment of dividends and distributions	1,023,107	12,562,357
Shares redeemed	(4,934,590)	(60,232,115)

Net increase (decrease) in shares outstanding before conversion	(98,733)	(955,829)
Shares converted into Class A (See Note 1)	651,170	8,045,577
Shares converted from Class A (See Note 1)	(122,210)	(1,486,161)

Net increase (decrease)	430,227	$5,603,587

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	429,312	$4,928,210
Shares issued to shareholders in reinvestment of dividends and distributions	179,540	1,955,117
Shares redeemed	(290,638)	(3,329,903)

Net increase (decrease) in shares outstanding before conversion	318,214	3,553,424
Shares converted into Investor Class (See Note 1)	218,741	2,509,500
Shares converted from Investor Class (See Note 1)	(212,944)	(2,448,388)

Net increase (decrease)	324,011	$3,614,536

Year ended October 31, 2018:
Shares sold	886,396	$10,853,100
Shares issued to shareholders in reinvestment of dividends and distributions	115,054	1,413,313
Shares redeemed	(503,204)	(6,155,684)

Net increase (decrease) in shares outstanding before conversion	498,246	6,110,729
Shares converted into Investor Class (See Note 1)	256,843	3,141,216
Shares converted from Investor Class (See Note 1)	(518,998)	(6,415,970)

Net increase (decrease)	236,091	$2,835,975

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	18,606	$209,821
Shares issued to shareholders in reinvestment of dividends and distributions	88,252	955,097
Shares redeemed	(173,510)	(1,981,649)

Net increase (decrease) in shares outstanding before conversion	(66,652)	(816,731)
Shares converted from Class B (See Note 1)	(112,906)	(1,289,107)

Net increase (decrease)	(179,558)	$(2,105,838)

Year ended October 31, 2018:
Shares sold	103,055	$1,254,436
Shares issued to shareholders in reinvestment of dividends and distributions	70,241	862,318
Shares redeemed	(406,766)	(4,952,793)

Net increase (decrease) in shares outstanding before conversion	(233,470)	(2,836,039)
Shares converted from Class B (See Note 1)	(269,843)	(3,305,771)

Net increase (decrease)	(503,313)	$(6,141,810)

73

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	162,296	$1,833,063
Shares issued to shareholders in reinvestment of dividends and distributions	233,061	2,521,275
Shares redeemed	(700,429)	(7,997,176)

Net increase (decrease) in shares outstanding before conversion	(305,072)	(3,642,838)
Shares converted from Class C (See Note 1)	(423,343)	(4,841,039)

Net increase (decrease)	(728,415)	$(8,483,877)

Year ended October 31, 2018:
Shares sold	446,554	$5,457,469
Shares issued to shareholders in reinvestment of dividends and distributions	174,387	2,139,226
Shares redeemed	(1,658,712)	(20,217,890)

Net increase (decrease) in shares outstanding before conversion	(1,037,771)	(12,621,195)
Shares converted from Class C (See Note 1)	(339)	(4,061)

Net increase (decrease)	(1,038,110)	$(12,625,256)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	89,255	$1,020,548
Shares issued to shareholders in reinvestment of dividends and distributions	34,206	376,245
Shares redeemed	(213,875)	(2,466,798)

Net increase (decrease) in shares outstanding before conversion	(90,414)	(1,070,005)
Shares converted into Class I (See Note 1)	3,672	41,347

Net increase (decrease)	(86,742)	$(1,028,658)

Year ended October 31, 2018:
Shares sold	310,632	$3,838,142
Shares issued to shareholders in reinvestment of dividends and distributions	36,647	453,884
Shares redeemed	(661,456)	(8,182,601)

Net increase (decrease) in shares outstanding before conversion	(314,177)	(3,890,575)
Shares converted into Class I (See Note 1)	2,032	25,170

Net increase (decrease)	(312,145)	$(3,865,405)

Class R3	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	22,236	$255,835
Shares issued to shareholders in reinvestment of dividends and distributions	1,381	15,077
Shares redeemed	(6,613)	(75,527)

Net increase (decrease)	17,004	$195,385

Year ended October 31, 2018:
Shares sold	34,232	$417,692
Shares issued to shareholders in reinvestment of dividends and distributions	458	5,590
Shares redeemed	(1,767)	(21,526)

Net increase (decrease)	32,923	$401,756

MainStay Moderate Allocation Fund

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,054,972	$25,966,576
Shares issued to shareholders in reinvestment of dividends and distributions	2,797,841	32,567,097
Shares redeemed	(3,378,706)	(42,543,078)

Net increase (decrease) in shares outstanding before conversion	1,474,107	15,990,595
Shares converted into Class A (See Note 1)	1,011,171	12,780,291
Shares converted from Class A (See Note 1)	(130,425)	(1,641,756)

Net increase (decrease)	2,354,853	$27,129,130

Year ended October 31, 2018:
Shares sold	4,029,398	$55,819,087
Shares issued to shareholders in reinvestment of dividends and distributions	1,928,450	26,631,886
Shares redeemed	(5,888,013)	(81,522,019)

Net increase (decrease) in shares outstanding before conversion	69,835	928,954
Shares converted into Class A (See Note 1)	1,512,746	21,249,340
Shares converted from Class A (See Note 1)	(156,655)	(2,151,145)

Net increase (decrease)	1,425,926	$20,027,149

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	985,588	$12,442,572
Shares issued to shareholders in reinvestment of dividends and distributions	489,140	5,708,266
Shares redeemed	(502,774)	(6,357,096)

Net increase (decrease) in shares outstanding before conversion	971,954	11,793,742
Shares converted into Investor Class (See Note 1)	361,500	4,548,204
Shares converted from Investor Class (See Note 1)	(427,502)	(5,420,174)

Net increase (decrease)	905,952	$10,921,772

Year ended October 31, 2018:
Shares sold	1,743,592	$24,147,873
Shares issued to shareholders in reinvestment of dividends and distributions	298,863	4,136,263
Shares redeemed	(808,629)	(11,210,776)

Net increase (decrease) in shares outstanding before conversion	1,233,826	17,073,360
Shares converted into Investor Class (See Note 1)	430,897	5,974,690
Shares converted from Investor Class (See Note 1)	(1,233,167)	(17,327,395)

Net increase (decrease)	431,556	$5,720,655

74	MainStay Asset Allocation Funds

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	54,719	$680,860
Shares issued to shareholders in reinvestment of dividends and distributions	238,888	2,763,939
Shares redeemed	(328,033)	(4,097,264)

Net increase (decrease) in shares outstanding before conversion	(34,426)	(652,465)
Shares converted from Class B (See Note 1)	(244,982)	(3,062,838)

Net increase (decrease)	(279,408)	$(3,715,303)

Year ended October 31, 2018:
Shares sold	111,205	$1,520,601
Shares issued to shareholders in reinvestment of dividends and distributions	200,215	2,744,947
Shares redeemed	(661,169)	(9,026,562)

Net increase (decrease) in shares outstanding before conversion	(349,749)	(4,761,014)
Shares converted from Class B (See Note 1)	(563,929)	(7,780,640)

Net increase (decrease)	(913,678)	$(12,541,654)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	195,208	$2,420,778
Shares issued to shareholders in reinvestment of dividends and distributions	277,648	3,209,615
Shares redeemed	(567,536)	(7,070,904)

Net increase (decrease) in shares outstanding before conversion	(94,680)	(1,440,511)
Shares converted from Class C (See Note 1)	(579,034)	(7,223,722)

Net increase (decrease)	(673,714)	$(8,664,233)

Year ended October 31, 2018:
Shares sold	402,113	$5,523,812
Shares issued to shareholders in reinvestment of dividends and distributions	214,600	2,940,028
Shares redeemed	(1,146,516)	(15,642,556)

Net increase (decrease)	(529,803)	$(7,178,716)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	35,036	$445,464
Shares issued to shareholders in reinvestment of dividends and distributions	77,117	903,044
Shares redeemed	(313,667)	(3,974,651)

Net increase (decrease) in shares outstanding before conversion	(201,514)	(2,626,143)
Shares converted into Class I (See Note 1)	1,556	19,995

Net increase (decrease)	(199,958)	$(2,606,148)

Year ended October 31, 2018:
Shares sold	132,165	$1,834,332
Shares issued to shareholders in reinvestment of dividends and distributions	55,515	771,107
Shares redeemed	(244,267)	(3,422,382)

Net increase (decrease) in shares outstanding before conversion	(56,587)	(816,943)
Shares converted into Class I (See Note 1)	2,507	35,150

Net increase (decrease)	(54,080)	$(781,793)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	8,611	$108,073
Shares issued to shareholders in reinvestment of dividends and distributions	1,899	22,103
Shares redeemed	(10,759)	(134,666)

Net increase (decrease)	(249)	$(4,490)

Year ended October 31, 2018:
Shares sold	21,931	$309,205
Shares issued to shareholders in reinvestment of dividends and distributions	1,293	17,839
Shares redeemed	(3,035)	(41,561)

Net increase (decrease)	20,189	$285,483

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,561,403	$21,568,422
Shares issued to shareholders in reinvestment of dividends and distributions	3,518,520	43,805,583
Shares redeemed	(3,364,990)	(46,455,003)

Net increase (decrease) in shares outstanding before conversion	1,714,933	18,919,002
Shares converted into Class A (See Note 1)	1,021,298	14,112,911
Shares converted from Class A (See Note 1)	(123,219)	(1,682,892)

Net increase (decrease)	2,613,012	$31,349,021

Year ended October 31, 2018:
Shares sold	3,223,077	$50,781,429
Shares issued to shareholders in reinvestment of dividends and distributions	1,630,966	25,573,533
Shares redeemed	(5,185,841)	(81,520,712)

Net increase (decrease) in shares outstanding before conversion	(331,798)	(5,165,750)
Shares converted into Class A (See Note 1)	1,949,561	31,170,436
Shares converted from Class A (See Note 1)	(154,744)	(2,421,748)

Net increase (decrease)	1,463,019	$23,582,938

75

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	984,463	$13,600,992
Shares issued to shareholders in reinvestment of dividends and distributions	808,599	10,083,248
Shares redeemed	(612,468)	(8,464,747)

Net increase (decrease) in shares outstanding before conversion	1,180,594	15,219,493
Shares converted into Investor Class (See Note 1)	337,391	4,626,180
Shares converted from Investor Class (See Note 1)	(502,452)	(6,964,149)

Net increase (decrease)	1,015,533	$12,881,524

Year ended October 31, 2018:
Shares sold	1,882,871	$29,659,724
Shares issued to shareholders in reinvestment of dividends and distributions	334,800	5,253,021
Shares redeemed	(2,488,392)	(13,517,186)

Net increase (decrease) in shares outstanding before conversion	(270,721)	21,395,559
Shares converted into Investor Class (See Note 1)	451,018	7,122,900
Shares converted from Investor Class (See Note 1)	(1,629,372)	(26,051,833)

Net increase (decrease)	(1,449,075)	$2,466,626

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	42,213	$573,201
Shares issued to shareholders in reinvestment of dividends and distributions	350,661	4,327,147
Shares redeemed	(341,489)	(4,655,047)

Net increase (decrease) in shares outstanding before conversion	51,385	245,301
Shares converted from Class B (See Note 1)	(281,867)	(3,858,898)

Net increase (decrease)	(230,482)	$(3,613,597)

Year ended October 31, 2018:
Shares sold	72,424	$1,127,450
Shares issued to shareholders in reinvestment of dividends and distributions	188,431	2,924,456
Shares redeemed	(651,363)	(10,100,731)

Net increase (decrease) in shares outstanding before conversion	(390,508)	(6,048,825)
Shares converted from Class B (See Note 1)	(626,591)	(9,819,755)

Net increase (decrease)	(1,017,099)	$(15,868,580)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	160,132	$2,185,310
Shares issued to shareholders in reinvestment of dividends and distributions	311,047	3,838,316
Shares redeemed	(399,077)	(5,425,657)

Net increase (decrease) in shares outstanding before conversion	72,102	597,969
Shares converted from Class C (See Note 1)	(459,563)	(6,233,152)

Net increase (decrease)	(387,461)	$(5,635,183)

Year ended October 31, 2018:
Shares sold	416,037	$6,464,655
Shares issued to shareholders in reinvestment of dividends and distributions	143,103	2,219,526
Shares redeemed	(845,598)	(13,121,151)

Net increase (decrease)	(286,458)	$(4,436,970)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	56,359	$802,747
Shares issued to shareholders in reinvestment of dividends and distributions	57,823	727,410
Shares redeemed	(92,728)	(1,314,603)

Net increase (decrease)	21,454	$215,554

Year ended October 31, 2018:
Shares sold	166,558	$2,651,861
Shares issued to shareholders in reinvestment of dividends and distributions	25,731	407,322
Shares redeemed	(170,844)	(2,714,323)

Net increase (decrease)	21,445	$344,860

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	10,503	$142,861
Shares issued to shareholders in reinvestment of dividends and distributions	2,396	29,763
Shares redeemed	(5,761)	(81,142)

Net increase (decrease)	7,138	$91,482

Year ended October 31, 2018:
Shares sold	27,215	$430,952
Shares issued to shareholders in reinvestment of dividends and distributions	1,062	16,594
Shares redeemed	(9,296)	(146,001)

Net increase (decrease)	18,981	$301,545

76	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	748,448	$10,790,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,861,549	23,883,677
Shares redeemed	(1,614,242)	(23,175,723)

Net increase (decrease) in shares outstanding before conversion	995,755	11,498,301
Shares converted into Class A (See Note 1)	547,894	7,910,281
Shares converted from Class A (See Note 1)	(97,891)	(1,393,362)

Net increase (decrease)	1,445,758	$18,015,220

Year ended October 31, 2018:
Shares sold	1,575,588	$26,520,934
Shares issued to shareholders in reinvestment of dividends and distributions	807,952	13,541,260
Shares redeemed	(2,486,251)	(41,800,368)

Net increase (decrease) in shares outstanding before conversion	(102,711)	(1,738,174)
Shares converted into Class A (See Note 1)	1,090,394	18,718,598
Shares converted from Class A (See Note 1)	(78,887)	(1,316,471)

Net increase (decrease)	908,796	$15,663,953

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	654,189	$9,448,188
Shares issued to shareholders in reinvestment of dividends and distributions	531,988	6,825,406
Shares redeemed	(315,323)	(4,548,116)

Net increase (decrease) in shares outstanding before conversion	870,854	11,725,478
Shares converted into Investor Class (See Note 1)	212,580	3,035,738
Shares converted from Investor Class (See Note 1)	(323,169)	(4,668,624)

Net increase (decrease)	760,265	$10,092,592

Year ended October 31, 2018:
Shares sold	1,110,963	$18,658,305
Shares issued to shareholders in reinvestment of dividends and distributions	209,914	3,520,266
Shares redeemed	(521,119)	(8,758,625)

Net increase (decrease) in shares outstanding before conversion	799,758	13,419,946
Shares converted into Investor Class (See Note 1)	237,066	3,998,499
Shares converted from Investor Class (See Note 1)	(944,069)	(16,194,689)

Net increase (decrease)	92,755	$1,223,756

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	19,533	$268,399
Shares issued to shareholders in reinvestment of dividends and distributions	227,464	2,850,126
Shares redeemed	(168,822)	(2,366,759)

Net increase (decrease) in shares outstanding before conversion	78,175	751,766
Shares converted from Class B (See Note 1)	(142,690)	(2,015,185)

Net increase (decrease)	(64,515)	$(1,263,419)

Year ended October 31, 2018:
Shares sold	58,642	$957,237
Shares issued to shareholders in reinvestment of dividends and distributions	115,770	1,897,467
Shares redeemed	(349,073)	(5,702,677)

Net increase (decrease) in shares outstanding before conversion	(174,661)	(2,847,973)
Shares converted from Class B (See Note 1)	(315,391)	(5,223,165)

Net increase (decrease)	(490,052)	$(8,071,138)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	78,654	$1,104,389
Shares issued to shareholders in reinvestment of dividends and distributions	174,146	2,185,528
Shares redeemed	(214,685)	(3,012,332)

Net increase (decrease) in shares outstanding before conversion	38,115	277,585
Shares converted from Class C (See Note 1)	(206,528)	(2,883,231)

Net increase (decrease)	(168,413)	$(2,605,646)

Year ended October 31, 2018:
Shares sold	252,294	$4,140,635
Shares issued to shareholders in reinvestment of dividends and distributions	80,663	1,323,675
Shares redeemed	(517,421)	(8,478,436)

Net increase (decrease)	(184,464)	$(3,014,126)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	61,699	$933,579
Shares issued to shareholders in reinvestment of dividends and distributions	48,024	626,232
Shares redeemed	(69,900)	(1,005,918)

Net increase (decrease) in shares outstanding before conversion	39,823	553,893
Shares converted into Class I (See Note 1)	986	14,383

Net increase (decrease)	40,809	$568,276

Year ended October 31, 2018:
Shares sold	139,357	$2,385,792
Shares issued to shareholders in reinvestment of dividends and distributions	18,947	322,286
Shares redeemed	(177,029)	(3,052,631)

Net increase (decrease) in shares outstanding before conversion	(18,725)	(344,553)
Shares converted into Class I (See Note 1)	1,063	17,228

Net increase (decrease)	(17,662)	$(327,325)

77

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	34,816	$491,553
Shares issued to shareholders in reinvestment of dividends and distributions	3,902	49,868
Shares redeemed	(14,488)	(205,090)

Net increase (decrease)	24,230	$336,331

Year ended October 31, 2018:
Shares sold	25,543	$426,870
Shares issued to shareholders in reinvestment of dividends and distributions	463	7,749
Shares redeemed	(11,904)	(202,419)

Net increase (decrease)	14,102	$232,200

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019 through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

78	MainStay Asset Allocation Funds

Board Consideration and Approval of Management Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (“Funds”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement.

In reaching the decision to approve the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to each Fund, if any, and, when applicable, the rationale for any differences in each Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Management Agreement and investment performance reports on each Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to each Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding each Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if each Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of each Fund’s management fee and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Management Agreement was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of each

79

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 10-12, 2018 in-person meeting are summarized in more detail below. The Board evaluated the information available to it on a Fund-by-Fund basis, and its decision was made separately with respect to each Fund.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to each Fund.

The Board also considered the full range of services that New York Life Investments provides to the Funds under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Funds, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Funds’ prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Funds and managing other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged New York Life Investments’ continued commitment to further developing and strengthening compliance programs relating to the Funds. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between each Fund’s investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Funds. In this regard, the Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that each Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Funds’ prospectus. The Board particularly considered investment reports on and analysis of each Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to relevant investment categories and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of each Fund as compared to peer funds.

In considering each Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board

80	MainStay Asset Allocation Funds

considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the MainStay Moderate Allocation Fund, the Board noted that the Fund underperformed its benchmark index and peer funds over recent periods and performed in line with its peer funds over the longer-term period. The Board considered its discussions with representatives from New York Life Investments regarding the MainStay Moderate Allocation Fund’s investment performance relative to that of its benchmark index and peer funds.

Because the Funds invest substantially all of their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the long-term investment performance of each Fund, along with ongoing efforts by New York Life Investments to seek to enhance investment returns, supported a determination to approve the continuation of the Management Agreement. Each Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Management Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Funds.

The Board noted that the Funds do not pay a management fee for the allocation and other management services provided by New York Life Investments but that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The Board considered that the Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life

Investments’ continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of each Fund. The Board considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Funds. The Board also recognized that each Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to each Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of each Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Funds. The Board observed that New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of each Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York

81

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Fund’s total ordinary operating expenses. In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ disclosure of and process for monitoring potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of each Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of each Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Fund’s net expenses. The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to each Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Funds’ transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Funds’ transfer agent, charges each Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.

The Board considered that, because the Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of each Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that each Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Management Agreement, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as each Fund Grows

The Board considered whether each Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with each Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life

82	MainStay Asset Allocation Funds

Investments. The Board also reviewed information from Strategic Insight showing how each Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Funds invest and the benefit of any breakpoints in the management fee schedules for these MainStay Funds would pass through to shareholders of the Funds at the specified levels of underlying MainStay Fund assets.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that each Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of each Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

83

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Allocation Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Allocation Funds’ Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

84	MainStay Asset Allocation Funds

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737576 MS065-19	MSAA10-06/19 (NYLIM) NL224

MainStay Epoch Capital Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	5.55 11.69%	1.08 6.96%	10.76 13.00%	1.16 1.16%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	5.41 11.55	0.86 6.73	10.59 12.82	1.40 1.40
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/30/2016	10.13 11.13	4.87 5.85	11.96 11.96	2.15 2.15
Class I Shares	No Sales Charge		6/30/2016	11.80	7.24	13.24	0.91

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception

MSCI World Index[3]	8.83%	6.48%	12.34%
Morningstar World Large Stock Category Average[4]	9.44	4.59	11.59

3.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,116.90	$6.04	$1,019.09	$5.76	1.15%

Investor Class Shares	$1,000.00	$1,115.50	$7.19	$1,018.00	$6.85	1.37%

Class C Shares	$1,000.00	$1,111.30	$11.10	$1,014.28	$10.59	2.12%

Class I Shares	$1,000.00	$1,118.00	$4.73	$1,020.33	$4.51	0.90%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2019 (Unaudited)

United States	55.5%

Japan	5.7

United Kingdom	5.3

Canada	4.9

Hong Kong	3.8

Sweden	3.3

France	3.1

Spain	3.1

Australia	2.7

Denmark	1.9

Switzerland	1.5

Ireland	1.4

China	1.2

Netherlands	1.2

Mexico	1.1%

Italy	0.7

New Zealand	0.7

Portugal	0.6

Chile	0.5

Indonesia	0.5

Singapore	0.5

South Africa	0.5

Thailand	0.5

Malta	0.3

Other Assets, Less Liabilities	–0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Industria de Diseno Textil S.A.

2.	Southwest Airlines Co.

3.	Costco Wholesale Corp.

4.	Microsoft Corp.

5.	Masimo Corp.
6.	KLA-Tencor Corp.

7.	LVMH Moet Hennessy Louis Vuitton S.E.

8.	Alphabet, Inc., Class A

9.	Alaska Air Group, Inc.

10.	Unicharm Corp.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Capital Growth perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Epoch Capital Growth Fund returned 11.80%, outperforming the 8.83% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares also outperformed the 9.44% return of the Morningstar World Large Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Security selection in the health care, consumer staples and financials sectors contributed to the Fund’s relative outperformance. (Contributions take weightings and total returns into account.) Stock selections in the consumer discretionary, materials and industrials sectors detracted from relative performance.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

Health care, consumer staples and financials provided positive contributions to the Fund’s relative performance during the reporting period. Over the same period, the consumer discretionary and materials sectors proved particularly weak.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Genscript Biotech, WH Group Ltd. and KLA-Tencor provided the largest positive contributions to the Fund’s absolute performance during the reporting period. Shares of Genscript Biotech, a Chinese life science services and products company, rose after the European Medicines Agency gave one of its products a “Priority Medicines” designation which was expected to reduce the approval time. WH Group, the world’s largest pork producer, does much of its business in the United States, where it owns the Smithfield brand, and in China; the company’s stock performed well on signs of reduced trade tension between those two countries. Semiconductor equipment maker KLA-Tencor reported good results for the fourth quarter of 2018 and projected a strong outlook for 2019. Although the outlook for some semiconductor manufacturers was uncertain during the closing months of the reporting period, KLA-Tencor remained exposed to the segments of the industry that appeared to be holding up more firmly.

The most significant detractors from the Fund’s performance on an absolute basis included Stamps.com, Apple and Zozo. Shares in Stamps.com fell when it unexpectedly announced plans to terminate its exclusive contract with the U.S. Postal Service. While the contract had restricted Stamp.com from making agreements with other carriers such as FedEx or UPS, it had also given the company a share of the revenue from the postage that it sold on behalf of the U.S. Postal Service. The Fund sold its position when we determined that the company would no longer meet our criterion for revenue growth. Shares in consumer electronics maker Apple declined after the company announced in November 2018 that it would no longer reveal the unit sales figures for its products, exacerbating concerns regarding iPhone sales figures and slowing revenue growth. The Fund sold its position in January 2019 based on research indicating that Apple would no longer meet our investment criteria for revenue growth. Shares in Zozo, an online Japanese fashion retailer, slid after the company reported disappointing profits in the face of increasing competition. However, the company continued to meet the Fund’s investment criteria and remained in the portfolio as of the end of the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

Significant new purchases during the reporting period included shares of Illumina, Intuit and S&P Global. Genetic analysis firm Illumina has established a dominant position in the industry, while its products have helped to reduce the cost to sequence DNA. We expect that rising demand for DNA sequencing and Illumina’s leading position in the industry position it to continue meeting our growth and ROIC (return on invested capital) requirements. Financial software company Inuit enjoys dominant market share among U.S. consumers (with TurboTax) and small businesses (with QuickBooks). We believe that the company’s large installed base and brand recognition present would-be competitors with formidable barriers to entry, enabling Inuit to generate high operating margins with relatively low capital requirements. As a result, the company produces an attractive ROIC with which it can reinvest in new products to sustain growth. S&P Global is a well-known provider of independent credit ratings, benchmarks, analytics and data to the capital and commodity markets worldwide. The company’s several lines of business are data-driven, high-margin and capital-light. They are also (with minor exceptions) both essential and irreplaceable, enabling S&P to charge a price premium for its data sets and services.

During the reporting period, the Fund sold its positions in biotechnology developer Biogen, health care information provider

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

Cerner and electric equipment distributor Watsco, as well as Stamps.com. In each case, the companies no longer met our investment criteria. Cerner no longer earned enough of a premium return on invested capital over its cost of capital, while Biogen and Watsco no longer met our revenue growth threshold.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s most significant sector allocation changes during the reporting period included increases in consumer staples and communication services, and reductions in information technology and health care. Some of these changes resulted from a sector reclassification that MSCI implemented; within the

Fund’s portfolio, for example, Alphabet moved from the information technology sector to the communications services sector.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund’s most significantly overweight positions relative to the MSCI World Index were in the industrials and consumer discretionary sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the energy, communication services and financials sectors. As of the end of the reporting period, the Fund held no exposure to the utilities sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Capital Growth Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.3%†
Australia 2.7%
CSL, Ltd. (Biotechnology)	10,324	$1,445,174
Mineral Resources, Ltd. (Metals & Mining)	79,934	878,489
Northern Star Resources, Ltd. (Metals & Mining)	94,585	546,091
Regis Resources, Ltd. (Metals & Mining)	161,897	546,679

		3,416,433

Canada 4.9%
Alimentation Couche-tard, Inc., Class B (Food & Staples Retailing)	20,560	1,212,237
Canadian National Railway Co. (Road & Rail)	15,637	1,452,466
Constellation Software, Inc. (Software)	1,546	1,364,097
Dollarama, Inc. (Multiline Retail)	36,150	1,085,822
Kirkland Lake Gold, Ltd. (Metals & Mining)	31,915	1,031,752

		6,146,374

Chile 0.5%
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR (Chemicals) (a)	16,657	593,655

China 1.2%
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	32,552	1,547,522

Denmark 1.9%
Genmab A/S (Biotechnology) (b)	5,103	847,140
Novo Nordisk A/S, Class B (Pharmaceuticals)	18,297	894,742
Novozymes A/S, Class B (Chemicals)	13,119	611,378

		2,353,260

France 3.1%
Edenred (Commercial Services & Supplies)	12,685	597,697
LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	5,170	2,024,028
Thales S.A. (Aerospace & Defense)	11,072	1,321,935

		3,943,660

Hong Kong 3.8%
AIA Group, Ltd. (Insurance)	75,400	768,436
Genscript Biotech Corp. (Life Sciences Tools & Services) (b)	438,000	1,116,663
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	34,300	1,189,272
WH Group, Ltd. (Food Products) (c)	1,402,500	1,662,662

		4,737,033

Indonesia 0.5%
PT Bank Central Asia Tbk (Banks)	319,800	645,211

Ireland 1.4%
Accenture PLC, Class A (IT Services)	9,476	1,730,981

	Shares	Value
Italy 0.7%
FinecoBank Banca Fineco S.p.A (Banks)	68,656	$903,649

Japan 5.7%
Japan Airlines Co., Ltd. (Airlines) (d)	40,000	1,340,846
Koito Manufacturing Co., Ltd. (Auto Components) (d)	9,400	561,383
NEXON Co., Ltd. (Entertainment) (b)(d)	118,100	1,686,634
Unicharm Corp. (Household Products) (d)	57,800	1,900,699
Zenkoku Hosho Co., Ltd. (Diversified Financial Services) (d)	14,200	494,115
ZOZO, Inc. (Internet & Direct Marketing Retail) (d)	67,100	1,189,066

		7,172,743

Malta 0.3%
Kindred Group PLC (Hotels, Restaurants & Leisure)	46,052	401,500

Mexico 1.1%
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	478,900	1,407,062

Netherlands 1.2%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	7,348	1,529,132

New Zealand 0.7%
a2 Milk Co., Ltd. (Food Products) (b)	76,018	851,454

Portugal 0.6%
Jeronimo Martins SGPS S.A. (Food & Staples Retailing)	47,714	777,053

Singapore 0.5%
Singapore Exchange, Ltd. (Capital Markets)	110,500	599,581

South Africa 0.5%
FirstRand, Ltd. (Diversified Financial Services)	143,942	683,335

Spain 3.1%
Amadeus IT Group S.A. (IT Services)	19,169	1,524,777
Industria de Diseno Textil S.A. (Specialty Retail) (a)	77,258	2,337,021

		3,861,798

Sweden 3.3%
Assa Abloy A.B., Class B (Building Products)	49,344	1,052,641
Atlas Copco A.B., Class B (Machinery) (a)	29,111	828,533
Epiroc A.B. (Machinery) (b)	92,930	919,305
Swedish Match A.B. (Tobacco)	26,455	1,288,606

		4,089,085

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Switzerland 1.5%
Kuehne & Nagel International A.G. (Marine)	4,367	$634,510
Partners Group Holding A.G. (Capital Markets)	897	675,732
Schindler Holding A.G., Registered (Machinery)	2,992	635,428

		1,945,670

Thailand 0.5%
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	284,869	611,230

United Kingdom 5.3%
Admiral Group PLC (Insurance)	32,668	938,884
Ferguson PLC (Trading Companies & Distributors)	14,896	1,056,687
Hargreaves Lansdown PLC (Capital Markets)	40,399	1,188,994
Howden Joinery Group PLC (Trading Companies & Distributors)	146,020	967,283
Prudential PLC (Insurance)	59,269	1,340,926
RELX PLC (Professional Services) (b)	49,526	1,136,520

		6,629,294

United States 53.3%
A.O. Smith Corp. (Building Products)	22,710	1,193,865
ABIOMED, Inc. (Health Care Equipment & Supplies) (b)	1,812	502,667
Adobe, Inc. (Software) (b)	3,840	1,110,720
Alaska Air Group, Inc. (Airlines)	31,149	1,928,123
Align Technology, Inc. (Health Care Equipment & Supplies) (b)	1,945	631,503
Alphabet, Inc., Class A (Interactive Media & Services) (b)	1,662	1,992,672
Amazon.com, Inc. (Internet & Direct Marketing Retail) (b)	535	1,030,688
American Express Co. (Consumer Finance)	10,606	1,243,341
Arista Networks, Inc. (Communications Equipment) (b)	2,850	890,026
Automatic Data Processing, Inc. (IT Services)	8,911	1,464,879
Boeing Co. (Aerospace & Defense)	1,854	700,237
Booking Holdings, Inc. (Internet & Direct Marketing Retail) (b)	648	1,202,034
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	3,276	1,043,078
Bruker Corp. (Life Sciences Tools & Services)	17,440	673,184
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	6,151	776,564
Commerce Bancshares, Inc. (Banks)	16,459	994,617
Copart, Inc. (Commercial Services & Supplies) (b)	14,401	969,475
Costco Wholesale Corp. (Food & Staples Retailing)	9,020	2,214,681

	Shares	Value
United States (continued)
Dollar General Corp. (Multiline Retail)	6,783	$855,268
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	3,943	1,066,897
Donaldson Co., Inc. (Machinery)	12,718	680,922
East West Bancorp, Inc. (Banks)	18,354	944,864
Encompass Health Corp. (Health Care Providers & Services)	8,545	550,725
Estee Lauder Cos., Inc., Class A (Personal Products)	7,581	1,302,492
Expeditors International of Washington, Inc. (Air Freight & Logistics)	7,730	613,917
Gentex Corp. (Auto Components)	30,424	700,665
Henry Schein, Inc. (Health Care Providers & Services) (b)	15,528	994,724
Hexcel Corp. (Aerospace & Defense)	7,381	521,911
Home Depot, Inc. (Specialty Retail)	5,386	1,097,128
IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (b)	3,009	698,088
Illumina, Inc. (Life Sciences Tools & Services) (b)	3,175	990,600
Interactive Brokers Group, Inc., Class A (Capital Markets)	9,870	535,349
Intuit, Inc. (Software)	4,794	1,203,582
Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (b)	1,213	619,394
Jack Henry & Associates, Inc. (IT Services)	4,189	624,412
Jazz Pharmaceuticals PLC (Pharmaceuticals) (b)	4,509	585,133
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	16,093	2,051,536
Liberty Media Corp-Liberty SiriusXM, Class A (Media) (b)	23,475	937,591
LyondellBasell Industries N.V., Class A (Chemicals)	14,297	1,261,424
Marsh & McLennan Cos., Inc. (Insurance)	8,163	769,689
Masimo Corp. (Health Care Equipment & Supplies) (b)	16,064	2,090,730
Mastercard, Inc., Class A (IT Services)	5,255	1,336,031
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (b)	1,911	1,424,192
Microsoft Corp. (Software)	16,957	2,214,584
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	8,129	713,970
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	6,548	1,185,188
Paychex, Inc. (IT Services)	19,152	1,614,705
PetMed Express, Inc. (Internet & Direct Marketing Retail) (a)	17,606	384,691
Raytheon Co. (Aerospace & Defense)	5,105	906,597
Rollins, Inc. (Commercial Services & Supplies)	10,220	395,207
Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts)	11,604	923,678

12	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
S&P Global, Inc. (Capital Markets)	4,871	$1,074,835
Southwest Airlines Co. (Airlines)	41,176	2,232,974
Starbucks Corp. (Hotels, Restaurants & Leisure)	18,587	1,443,838
TJX Cos., Inc. (Specialty Retail)	25,237	1,385,007
Union Pacific Corp. (Road & Rail)	7,714	1,365,687
UnitedHealth Group, Inc. (Health Care Providers & Services)	6,898	1,607,717
Veeva Systems, Inc., Class A (Health Care Technology) (b)	7,801	1,091,126
Visa, Inc., Class A (IT Services)	8,163	1,342,242
Western Alliance Bancorp (Banks) (b)	16,226	775,278
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	7,281	760,064
Zoetis, Inc. (Pharmaceuticals)	6,949	707,686

		67,144,692

Total Common Stocks (Cost $104,862,937)		123,721,407

Short-Term Investment 1.0%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 2.20% (e)	1,219,396	1,219,396

Total Short-Term Investment (Cost $1,219,396)		1,219,396

	Shares	Value
Investment of Cash Collateral For Securities Loaned 1.2%
Unaffiliated Investment Company 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (e)	1,580,321	$1,580,321

Total Unaffiliated Investment Company (Cost $1,580,321)		1,580,321

Total Investments (Cost $107,662,654)	100.5%	126,521,124
Other Assets, Less Liabilities	(0.5)	(661,049)
Net Assets	100.0%	$125,860,075

†	Percentages indicated are based on Fund net assets.

(a)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $3,850,495; the total market value of collateral held by the Fund was $4,152,786. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $2,572,465 (See Note 2(J)).

(b)	Non-income producing security.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Temporarily deemed illiquid due to the extended closure of the Japanese market.

(e)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$116,548,664	$7,172,743	$—	$123,721,407
Short-Term Investment	1,219,396	—	—	1,219,396
Investment of Cash Collateral For Securities Loaned	1,580,321	—	—	1,580,321

Total Investments in Securities	$119,348,381	$7,172,743	$—	$126,521,124

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 2 securities valued at $7,172,743 are temporarily deemed illiquid due to the extended closure of the Japanese market.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The table below sets forth the diversification of the Fund ’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$3,450,680	2.8%
Air Freight & Logistics	613,917	0.5
Airlines	5,501,943	4.4
Auto Components	1,262,048	1.0
Banks	4,263,619	3.4
Biotechnology	2,292,314	1.8
Building Products	2,246,506	1.8
Capital Markets	5,263,763	4.2
Chemicals	2,466,457	2.0
Commercial Services & Supplies	1,962,379	1.6
Communications Equipment	890,026	0.7
Consumer Finance	1,243,341	1.0
Diversified Financial Services	1,177,450	0.9
Entertainment	1,686,634	1.3
Equity Real Estate Investment Trusts	923,678	0.7
Food & Staples Retailing	5,611,033	4.5
Food Products	2,514,116	2.0
Health Care Equipment & Supplies	4,542,382	3.6
Health Care Providers & Services	3,153,166	2.5
Health Care Technology	1,091,126	0.9
Hotels, Restaurants & Leisure	5,219,821	4.2
Household Products	1,900,699	1.5
Insurance	3,817,935	3.0
Interactive Media & Services	1,992,672	1.6
Internet & Direct Marketing Retail	3,806,479	3.0
IT Services	9,638,027	7.7
Life Sciences Tools & Services	4,204,639	3.3
Machinery	3,064,188	2.4
Marine	634,510	0.5
Media	937,591	0.8
Metals & Mining	3,003,011	2.4
Multiline Retail	1,941,090	1.5
Personal Products	1,302,492	1.0
Pharmaceuticals	2,187,561	1.7
Professional Services	1,136,520	0.9
Road & Rail	2,818,153	2.2
Semiconductors & Semiconductor Equipment	6,585,498	5.2
Software	5,892,983	4.7
Specialty Retail	4,819,156	3.8
Textiles, Apparel & Luxury Goods	2,737,998	2.2
Tobacco	1,288,606	1.0
Trading Companies & Distributors	2,023,970	1.6
Transportation Infrastructure	611,230	0.5

	123,721,407	98.3
Short-Term Investment	1,219,396	1.0
Investment of Cash Collateral For Securities Loaned	1,580,321	1.2
Other Assets, Less Liabilities	(661,049)	–0.5

Net Assets	$125,860,075	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

14	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $106,443,258) including securities on loan of $3,850,495	$125,301,728
Investment in affiliated investment company, at value (identified cost $1,219,396)	1,219,396
Cash denominated in foreign currencies (identified cost $691,992)	690,894
Receivables:
Dividends and interest	261,977
Fund shares sold	158,913
Securities lending income	9,126
Other assets	58,288

Total assets	127,700,322

Liabilities
Due to custodian	12,242
Payables:
Collateral received for securities on loan	1,580,321
Fund shares redeemed	112,349
Manager (See Note 3)	69,866
Shareholder communication	14,709
Custodian	14,014
Transfer agent (See Note 3)	4,622
NYLIFE Distributors (See Note 3)	2,082
Professional fees	342
Trustees	123
Investment securities purchased	97
Accrued expenses	27,748
Interest expense and fees payable	1,732

Total liabilities	1,840,247

Net assets	$125,860,075

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,965
Additional paid-in capital	105,203,745

105,213,710
Total distributable earnings (loss)	20,646,365

Net assets	$125,860,075

Class A
Net assets applicable to outstanding shares	$4,020,824

Shares of beneficial interest outstanding	318,633

Net asset value per share outstanding	$12.62
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.35

Investor Class
Net assets applicable to outstanding shares	$1,186,150

Shares of beneficial interest outstanding	94,091

Net asset value per share outstanding	$12.61
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.34

Class C
Net assets applicable to outstanding shares	$1,224,552

Shares of beneficial interest outstanding	98,262

Net asset value and offering price per share outstanding	$12.46

Class I
Net assets applicable to outstanding shares	$119,428,549

Shares of beneficial interest outstanding	9,454,185

Net asset value and offering price per share outstanding	$12.63

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$785,526
Securities lending	34,354
Dividends-affiliated	24,528
Interest	9

Total income	844,417

Expenses
Manager (See Note 3)	417,106
Registration	37,748
Professional fees	26,283
Custodian	18,208
Transfer agent (See Note 3)	5,368
Distribution/Service—Class A (See Note 3)	2,084
Distribution/Service—Investor Class (See Note 3)	564
Distribution/Service—Class C (See Note 3)	2,655
Shareholder communication	4,845
Trustees	1,291
Miscellaneous	5,189

Total expenses before waiver/reimbursement	521,341
Expense waiver/reimbursement from Manager (See Note 3)	(7,279)

Net expenses	514,062

Net investment income (loss)	330,355

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	1,579,546
Foreign currency transactions	(4,236)

Net realized gain (loss) on investments and foreign currency transactions	1,575,310

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	10,882,443
Translation of other assets and liabilities in foreign currencies	(2,814)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,879,629

Net realized and unrealized gain (loss) on investments and foreign currency transactions	12,454,939

Net increase (decrease) in net assets resulting from operations	$12,785,294

(a)	Dividends recorded net of foreign withholding taxes in the amount of $51,297.

16	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$330,355	$965,476
Net realized gain (loss) on investments and foreign currency transactions	1,575,310	7,225,828
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,879,629	(7,111,594)

Net increase (decrease) in net assets resulting from operations	12,785,294	1,079,710

Distributions to shareholders:
Class A	(17,117)	(3,792)
Investor Class	(5,917)	(2,530)
Class C	(2,740)	(1,200)
Class I	(7,920,870)	(3,839,500)

Total distributions to shareholders	(7,946,644)	(3,847,022)

Capital share transactions:
Net proceeds from sale of shares	1,740,716	4,890,040
Net asset value of shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	15,678,147	—
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,906,281	3,815,256
Cost of shares redeemed	(11,615,276)	(6,449,062)

Increase (decrease) in net assets derived from capital share transactions	13,709,868	2,256,234

Net increase (decrease) in net assets	18,548,518	(511,078)

Net Assets
Beginning of period	107,311,557	107,822,635

End of period	$125,860,075	$107,311,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,		June 30, 2016** through October 31,

Class A	2019*	2018	2017	2016

Net asset value at beginning of period	$12.21	$12.55	$10.10	$10.00

Net investment income (loss)	0.05 (a)	0.07 (a)	0.05 (a)	0.01

Net realized and unrealized gain (loss) on investments	1.25	0.02	2.42	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	1.30	0.09	2.47	0.10

Less dividends and distributions:

From net investment income	(0.08)	(0.07)	(0.02)	—

From net realized gain on investments	(0.81)	(0.36)	—	—

Total dividends and distributions	(0.89)	(0.43)	(0.02)	—

Net asset value at end of period	$12.62	$12.21	$12.55	$10.10

Total investment return (b)	11.69%	0.63%	24.52%	1.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.88%††	0.57%	0.46%	0.22	%††

Net expenses (c)	1.15%††	1.15%	1.15%	1.20	%††

Expenses (before waiver/reimbursement) (c)	1.20%††	1.15%	1.15%	1.61	%††

Portfolio turnover rate	29%	51%	56%	26%

Net assets at end of period (in 000’s)	$4,021	$268	$110	$25

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,		June 30, 2016** through October 31,

Investor Class	2019*	2018	2017	2016

Net asset value at beginning of period	$12.18	$12.54	$10.10	$10.00

Net investment income (loss)	0.04 (a)	0.05 (a)	0.05 (a)	0.01

Net realized and unrealized gain (loss) on investments	1.25	0.01	2.41	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	1.29	0.06	2.46	0.10

Less dividends and distributions:

From net investment income	(0.05)	(0.06)	(0.02)	—

From net realized gain on investments	(0.81)	(0.36)	—	—

Total dividends and distributions	(0.86)	(0.42)	(0.02)	—

Net asset value at end of period	$12.61	$12.18	$12.54	$10.10

Total investment return (b)	11.55%	0.40%	24.43%	1.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.67%††	0.40%	0.39%	0.23	%††

Net expenses (c)	1.37%††	1.40%	1.27%	1.20	%††

Expenses (before waiver/reimbursement) (c)	1.37%††	1.40%	1.27%	1.61	%††

Portfolio turnover rate	29%	51%	56%	26%

Net assets at end of period (in 000’s)	$1,186	$78	$75	$25

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				June 30, 2016** through October 31,

Class C	2019*		2018		2017		2016

Net asset value at beginning of period	$12.04		$12.44		$10.08		$10.00

Net investment income (loss)	(0.01	)(a)	(0.05	)(a)	(0.03	)(a)	(0.02)

Net realized and unrealized gain (loss) on investments	1.24		0.01		2.39		0.10

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)		(0.00)		(0.00)

Total from investment operations	1.23		(0.04)		2.36		0.08

Less distributions:

From net realized gain on investments	(0.81)		(0.36)		—		—

Net asset value at end of period	$12.46		$12.04		$12.44		$10.08

Total investment return (b)	11.13%		(0.38%)		23.41%		0.80%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.18	%)††	(0.40%)		(0.27%)		(0.50	%)††

Net expenses (c)	2.12	% ††	2.15%		1.99%		1.95	% ††

Expenses (before waiver/reimbursement) (c)	2.12	% ††	2.15%		1.99%		2.36	% ††

Portfolio turnover rate	29%		51%		56%		26%

Net assets at end of period (in 000’s)	$1,225		$41		$41		$25

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,		June 30, 2016** through October 31,

Class I	2019*	2018	2017	2016

Net asset value at beginning of period	$12.24	$12.57	$10.11	$10.00

Net investment income (loss)	0.03 (a)	0.11 (a)	0.09 (a)	0.02

Net realized and unrealized gain (loss) on investments	1.28	0.01	2.40	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	1.31	0.12	2.49	0.11

Less dividends and distributions:

From net investment income	(0.11)	(0.09)	(0.03)	—

From net realized gain on investments	(0.81)	(0.36)	—	—

Total dividends and distributions	(0.92)	(0.45)	(0.03)	—

Net asset value at end of period	$12.63	$12.24	$12.57	$10.11

Total investment return (b)	11.80%	0.87%	24.74%	1.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.59%††	0.83%	0.78%	0.63	%††

Net expenses (c)	0.90%††	0.90%	0.93%	0.95	%††

Expenses (before waiver/reimbursement) (c)	0.94%††	0.90%	0.93%	1.36	%††

Portfolio turnover rate	29%	51%	56%	26%

Net assets at end of period (in 000’s)	$119,429	$106,925	$107,596	$82,970

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Effective at the close of business on February 28, 2019, the Fund acquired the assets and liabilities of MainStay Epoch Global Choice Fund (the “Reorganization”), which was a separate series of the Trust (the “Epoch Global Choice Fund”). The Reorganization was approved by the Board of Trustees of the Trust (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), see Note 10 for additional information.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of June 30, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the

22	MainStay Epoch Capital Growth Fund

use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2019, there were no foreign equity securities held by the Fund that were valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

23

Notes to Financial Statements (Unaudited) (continued)

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

24	MainStay Epoch Capital Growth Fund

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State

Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $3,850,495; the total market value of collateral held by the Fund was $4,152,786. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $2,572,465.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

25

Notes to Financial Statements (Unaudited) (continued)

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

Effective February 28, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.15% and Class I, 0.90%. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.20% of its average daily net assets. New York Life Investments would have applied an equivalent waiver or reimbursement, in an equal number of basis points to the other share classes except for Class R6 shares.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $417,106 and waived its fees and/or reimbursed expenses in the amount of $7,279.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $35 and $229, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares of $20 and $108, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$91
Investor Class	407
Class C	440
Class I	4,430

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

26	MainStay Epoch Capital Growth Fund

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$1,896	$13,576	$(14,253)	$—	$—	$1,219	$25	$—	1,219

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$107,684,522	$21,003,867	$(2,167,265)	$18,836,602

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$2,517,889
Long-Term Capital Gain	1,329,133
Total	$3,847,022

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $32,142 and $41,466, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	28,467	$320,191
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	353,818	4,236,858
Shares issued to shareholders in reinvestment of dividends and distributions	1,553	17,117
Shares redeemed	(85,320)	(1,052,381)

Net increase (decrease) in shares outstanding before conversion	298,518	3,521,785
Shares converted into Class A (See Note 1)	4,727	57,247
Shares converted from Class A (See Note 1)	(6,526)	(77,856)

Net increase (decrease)	296,719	$3,501,176

Year ended October 31, 2018:
Shares sold	13,553	$174,707
Shares issued to shareholders in reinvestment of dividends and distributions	304	3,791
Shares redeemed	(4,406)	(57,176)

Net increase (decrease) in shares outstanding before conversion	9,451	121,322
Shares converted into Class A (See Note 1)	3,702	48,816

Net increase (decrease)	13,153	$170,138

27

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	7,477	$86,137
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	88,623	1,060,519
Shares issued to shareholders in reinvestment of dividends and distributions	538	5,917
Shares redeemed	(11,022)	(133,791)

Net increase (decrease) in shares outstanding before conversion	85,616	1,018,782
Shares converted into Investor Class (See Note 1)	6,828	81,350
Shares converted from Investor Class (See Note 1)	(4,727)	(57,247)

Net increase (decrease)	87,717	$1,042,885

Year ended October 31, 2018:
Shares sold	4,383	$57,003
Shares issued to shareholders in reinvestment of dividends and distributions	203	2,530
Shares redeemed	(524)	(6,568)

Net increase (decrease) in shares outstanding before conversion	4,062	52,965
Shares converted from Investor Class (See Note 1)	(3,708)	(48,816)

Net increase (decrease)	354	$4,149

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	23,068	$239,270
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	81,829	969,195
Shares issued to shareholders in reinvestment of dividends and distributions	251	2,740
Shares redeemed	(9,984)	(120,679)

Net increase (decrease) in shares outstanding before conversion	95,164	1,090,526
Shares converted from Class C (See Note 1)	(300)	(3,494)

Net increase (decrease)	94,864	$1,087,032

Year ended October 31, 2018:
Shares sold	374	$5,000
Shares issued to shareholders in reinvestment of dividends and distributions	96	1,200
Shares redeemed	(374)	(4,974)

Net increase (decrease)	96	$1,226

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	96,110	$1,095,118
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	785,470	9,411,575
Shares issued to shareholders in reinvestment of dividends and distributions	715,109	7,880,507
Shares redeemed	(876,139)	(10,308,425)

Net increase (decrease)	720,550	$8,078,775

Year ended October 31, 2018:
Shares sold	362,364	$4,653,330
Shares issued to shareholders in reinvestment of dividends and distributions	305,107	3,807,735
Shares redeemed	(491,637)	(6,380,344)

Net increase (decrease)	175,834	$2,080,721

Note 10–Fund Acquisition

At a meeting held on December 10-12, 2018, the Board approved the Reorganization providing for the acquisition of the assets and liabilities of the Epoch Global Choice Fund in exchange for shares of the Fund, followed by the complete liquidation of the Epoch Global Choice Fund. The Reorganization was completed on February 28, 2019. The aggregate net assets of the Fund immediately before the acquisition were $111,229,151 and the combined net assets after the acquisition were $126,907,298.

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization:

	Before Reorganization		After Reorganization
	MainStay Epoch Global Choice Fund	MainStay Epoch Capital Growth Fund	MainStay Epoch Capital Growth Fund

Net Assets:
Class A	$4,236,858	$491,836	$4,728,694
Investor Class	1,060,519	125,689	1,186,208
Class C	969,195	311,921	1,281,116
Class I	9,411,575	110,299,705	119,711,280
Shares Outstanding:
Class A	275,669	41,073	394,890
Investor Class	69,391	10,503	99,127
Class C	67,711	26,336	108,165
Class I	590,133	9,205,337	9,990,806
Net asset value per share outstanding:
Class A	$15.37	$11.97	$11.97
Investor Class	$15.28	$11.97	$11.97
Class C	$14.31	$11.84	$11.84
Class I	$15.95	$11.98	$11.98
Net unrealized appreciation/(depreciation)	357,948	13,789,984	14,147,932
Undistributed net investment income	(100,225)	(19,197)	(19,197)
Accumulated net realized gain/(loss)	2,868,842	(13,483)	(13,483)

Assuming the acquisition of Epoch Global Choice Fund had been completed on November 1, 2018, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the six-month period ended April 30, 2019, are as follows (Unaudited):

Net investment income (loss)	$380,850
Net realized and unrealized gain (loss)	16,804,636
Net change in net assets resulting from operations	$17,185,486

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Epoch Global Choice Fund that have been included in the Fund’s Statement of Operations since November 30, 2018.

28	MainStay Epoch Capital Growth Fund

For financial reporting purposes, assets received and shares issued by the Fund’ were recorded at fair value; however, the cost basis of the investments received from Epoch Global Choice Fund, in the amount of $14,886,345, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU

2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch Capital Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the

30	MainStay Epoch Capital Growth Fund

performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Epoch believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board recognized that the Fund had not been in operation for a sufficient time period to

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Epoch, due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

32	MainStay Epoch Capital Growth Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

34	MainStay Epoch Capital Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1736838 MS065-19	MSECG10-06/19 (NYLIM) NL284

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	1.55 7.46%	–1.01 4.75%	2.51 3.67%	9.67 10.29%	1.16 1.16%

Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	1.55 7.46	–0.98 4.78	2.51 3.67	7.54 8.18	1.10 1.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	6.10 7.10	2.99 3.95	2.90 2.90	7.39 7.39	1.85 1.85
Class I Shares[3]	No Sales Charge		12/27/2005	7.67	5.04	3.93	10.56	0.91
Class R2 Shares	No Sales Charge		2/28/2014	7.40	4.63	3.57	4.33	1.27
Class R3 Shares	No Sales Charge		2/29/2016	7.27	4.32	7.52	7.52	1.52
Class R6 Shares	No Sales Charge		6/17/2013	7.72	5.15	4.06	6.35	0.74

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI World Index[4]	8.83%	6.48%	7.31%	11.58%
Global Equity Yield Composite Index[5]	7.76	7.99	6.54	11.38
Morningstar World Large Stock Category Average[6]	9.44	4.59	6.60	11.12

4.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,074.60	$5.66	$1,019.34	$5.51	1.10%

Investor Class Shares	$1,000.00	$1,074.60	$5.76	$1,019.24	$5.61	1.12%

Class C Shares	$1,000.00	$1,071.00	$9.50	$1,015.62	$9.25	1.85%

Class I Shares	$1,000.00	$1,076.70	$4.38	$1,020.58	$4.26	0.85%

Class R2 Shares	$1,000.00	$1,074.00	$6.63	$1,018.40	$6.46	1.29%

Class R3 Shares	$1,000.00	$1,072.70	$7.91	$1,017.16	$7.70	1.54%

Class R6 Shares	$1,000.00	$1,077.20	$3.86	$1,021.08	$3.76	0.75%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2019 (Unaudited)

United States	54.4%

United Kingdom	12.3

France	7.8

Germany	7.5

Canada	6.1

Italy	3.5

Switzerland	2.9

Australia	1.9

Netherlands	1.5

Japan	1.1%

Singapore	0.9

Norway	0.8

Republic of Korea	0.7

Spain	0.7

Sweden	0.6

Taiwan	0.6

Other Assets, Less Liabilities	–3.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	AXA S.A.

2.	Allianz S.E., Registered

3.	Muenchener Rueckversicherungs-Gesellschaft A.G., Registered

4.	Duke Energy Corp.

5.	BCE, Inc.
6.	Verizon Communications, Inc.

7.	Welltower, Inc.

8.	Entergy Corp.

9.	TOTAL S.A.

10.	FirstEnergy Corp.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Epoch Global Equity Yield Fund returned 7.67%, underperforming the 8.83% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares underperformed the 7.76% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the 9.44% return of the Morningstar World Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI World Index was undermined by an overweight exposure to the diversified telecommunications services industry, which lagged behind the broader communication services sector during the reporting period. Relative performance also suffered due to the disappointing performance of stock selections in consumer staples, a sector that was negatively affected by proposed regulatory changes and concerns regarding long-term growth prospects.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

During the reporting period, favorable stock selections made financials the Fund’s strongest-contributing sector relative to the MSCI World Index. (Contributions take weightings and total returns into account.) The utilities and health care sector also contributed positively to the Fund’s relative performance, though to a lesser degree. Over the same period, the communication services and consumer staples sectors were the largest detractors from the Fund’s relative performance, followed by the industrials sector. From a country perspective, the Fund’s investments in Japan and Italy made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index, while investments in the United States and the United Kingdom detracted.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Micro Focus and Cisco Systems topped the list of positive individual contributors to the Fund’s absolute performance during the reporting period. Micro Focus is a global provider of enterprise software solutions. Shares rose on strong full-year results, with sales displaying an improving cadence and showing signs that the company was rebuilding the pipeline. Management also provided a solid roadmap for its integration of Hewlett Packard Enterprises, which the company had earlier acquired that year. Micro Focus pays a well-covered dividend, is executing on its share repurchase program and has recommitted to returning proceeds from the pending divestiture of its Suse portfolio to shareholders. Cisco is the world’s largest supplier of routers and switches. Cisco’s return to top-line growth, facilitated by its strong product portfolio and adoption of a subscription service model, pushed shares higher. The company’s subscription service, in tandem with its latest generation networking hardware, helped it capture market share. We believe the expanded penetration of its software services, along with the company’s success in broadening its product portfolio, drove Cisco’s recent results. The company has a policy of returning in excess of 50% of cash generation through a progressive dividend and share repurchases.

The most significant detractors from the Fund’s absolute performance included Altria and CenturyLink. Shares of domestic tobacco producer Altria declined as investors digested an announcement in late 2018 that the FDA intended to seek a nationwide ban on menthol cigarettes along with restrictions on the sale of flavored electronic cigarettes. However, the potential ban faced a lengthy rule-making process. We believe that the company continues to drive growth with strong cigarette pricing and a disciplined approach to cost controls, while consistently returning cash to shareholders through growing dividends. The Fund retained its position in Altria as of the end of the reporting period. CenturyLink is a provider of networking services, including fixed-line telephone, internet, cable TV and IT data services. The company posted solid full-year results, achieving targeted synergy savings from its acquisition of competitor Level 3 faster than anticipated. Shares, however, were pressured by a change in capital management strategy that caused investors to reexamine CenturyLink’s longer-term growth projections. Specifically, company management decided to adjust their capital priorities, announcing that they would reduce the dividend paid to shareholders and concentrate on a three-year debt reduction plan. As a result, the Fund sold its position in CenturyLink.

What were some of the Fund’s largest purchases and sales during the reporting period?

New purchases for the reporting period included Takeda Pharmaceutical and Samsung Electronics. Takeda is a Japan-based pharmaceutical company that develops, manufactures, markets and sells prescription drugs, as well as vaccines. The

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

company recently completed its acquisition of Shire, a global biotech company specializing in rare diseases and plasma-derived therapies. The combined company generates approximately half of its revenues in the U.S. and more than three-quarters of its revenues outside of Japan. Therapeutic areas of focus include oncology, gastroenterology, neuroscience, rare diseases and plasma-derived therapies. Cash flow growth drivers include marketed drugs, such as Ninlaro in oncology and Entyvio in gastroenterology, cost synergies from the integration of Shire, interest expense reduction, and potential contribution from pipeline drugs, such as Takeda’s dengue vaccine. Takeda pays an attractive and well-covered dividend, and plans to aggressively repay debt related to the Shire acquisition over the next few years. Samsung Electronics is a leading manufacturer of mobile devices, display technology, DRAM and NAND memory, and consumer electronics. Along with developing and building its own semiconductors, the company also provides foundry services to third parties. We believe that Samsung’s cash flow growth is driven by the rising global demand for digital memory, the widespread adoption of ever-higher-quality screen technologies and the increasing penetration of semiconductor content into an expanding number of devices. The company has committed to returning 50% of free cash flow back to shareholders with roughly half returned through its dividend and the other half through share repurchases.

Significant positions the Fund closed during the reporting period include Kraft Heinz and Qualcomm. While Kraft Heinz, a North American packaged food and beverage company. continues to make progress in addressing industry challenges, we found it prudent to sell the Fund’s holdings when the company took a write-down on two key brands and abruptly reduced the dividend it pays to shareholders in favor of strengthening the balance sheet for further industry consolidation. In the case of Qualcomm, a market leader in 3G, 4G and next generation wireless technologies, we believed an antitrust lawsuit filed against the company by the Federal Trade Commission, put Qualcomm’s business model at risk. We chose to sell the Fund’s holdings in advance of a ruling that could potentially undermine the company’s stock price.

How did the Fund’s sector and country weightings change during the reporting period?

The Fund’s most significant sector weighting changes during the reporting period included increases in industrials and information technology, and reductions in consumer staples and utilities. The Fund’s most significant country weighting changes during the same period were increases in the United States, Germany and Italy, and reductions in the United Kingdom and Spain. The Fund’s sector and country allocations derive from our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the largest sectors within the Fund on an absolute basis were financials and utilities, while the smallest sectors were materials and real estate. Relative to the MSCI World Index, the Fund’s most significantly overweight sector exposure was in utilities, a defensive sector that is typically more heavily represented in the Fund. As of the same date, the Fund’s most significantly underweight exposures were in the information technology and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.1%†
Australia 1.9%
Commonwealth Bank of Australia (Banks)	210,029	$11,033,430
Macquarie Group, Ltd. (Capital Markets)	128,083	12,162,350
Westpac Banking Corp. (Banks)	803,172	15,576,058

		38,771,838

Canada 6.1%
BCE, Inc. (Diversified Telecommunication Services)	782,950	35,030,248
Nutrien, Ltd. (Chemicals)	311,945	16,901,180
Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	591,841	21,160,845
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	355,955	17,921,299
Royal Bank of Canada (Banks)	184,453	14,700,341
TELUS Corp. (Diversified Telecommunication Services)	542,561	19,978,006

		125,691,919

France 7.8%
AXA S.A. (Insurance) (a)	1,506,318	40,116,872
Cie Generale des Etablissements Michelin SCA (Auto Components)	152,185	19,655,044
Sanofi (Pharmaceuticals) (a)	233,194	20,267,550
SCOR S.E. (Insurance) (a)	272,694	11,120,842
TOTAL S.A. (Oil, Gas & Consumable Fuels)	554,340	30,804,508
Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	124,280	21,361,903
Vinci S.A. (Construction & Engineering)	169,400	17,103,722

		160,430,441

Germany 7.5%
Allianz S.E., Registered (Insurance)	157,694	37,991,607
BASF S.E. (Chemicals)	230,221	18,718,078
Deutsche Post A.G., Registered (Air Freight & Logistics)	504,759	17,493,664
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services)	1,784,218	29,845,597
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Insurance)	149,430	37,374,972
Siemens A.G., Registered (Industrial Conglomerates)	102,604	12,283,715

		153,707,633

Italy 3.5%
Assicurazioni Generali S.p.A. (Insurance)	1,085,267	21,058,184
Snam S.p.A. (Oil, Gas & Consumable Fuels)	5,600,558	28,499,570
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	3,852,837	23,067,335

		72,625,089

	Shares	Value
Japan 1.1%
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals) (b)	271,300	$10,058,107
Tokio Marine Holdings, Inc. (Insurance) (b)	235,100	11,859,869

		21,917,976

Netherlands 1.5%
Royal Dutch Shell PLC, Class A, Sponsored ADR (Oil, Gas & Consumable Fuels)	481,346	30,579,911

Norway 0.8%
Orkla ASA (Food Products) (a)	1,994,247	15,635,079

Republic of Korea 0.7%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	15,247	15,033,542

Singapore 0.9%
Singapore Exchange, Ltd. (Capital Markets)	1,066,000	5,784,192
Singapore Telecommunications, Ltd. (Diversified Telecommunication Services)	5,066,214	11,794,256

		17,578,448

Spain 0.7%
Naturgy Energy Group S.A. (Gas Utilities)	474,460	13,474,155

Sweden 0.6%
Svenska Handelsbanken A.B., Class A (Banks)	1,117,632	12,197,613

Switzerland 2.9%
Nestle S.A., Registered (Food Products)	163,203	15,704,455
Novartis A.G., Registered (Pharmaceuticals)	260,987	21,312,850
Roche Holding A.G. (Pharmaceuticals)	87,454	23,053,284

		60,070,589

Taiwan 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	274,071	12,009,791

United Kingdom 12.3%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	577,753	21,758,178
BAE Systems PLC (Aerospace & Defense)	3,234,914	20,838,544
British American Tobacco PLC (Tobacco)	549,588	21,428,221
British American Tobacco PLC, Sponsored ADR (Tobacco)	194,191	7,612,287
GlaxoSmithKline PLC (Pharmaceuticals)	1,476,404	30,291,588
Imperial Brands PLC (Tobacco)	951,296	30,218,343
Lloyds Banking Group PLC (Banks)	21,058,653	17,182,028

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Micro Focus International PLC (Software)	606,699	$15,330,627
National Grid PLC (Multi-Utilities)	2,361,971	25,751,971
SSE PLC (Electric Utilities)	835,297	12,466,209
Unilever PLC (Personal Products)	402,154	24,424,346
Vodafone Group PLC (Wireless Telecommunication Services)	12,817,312	23,733,565

		251,035,907

United States 49.2%
3M Co. (Industrial Conglomerates)	52,335	9,918,006
AbbVie, Inc. (Biotechnology)	186,616	14,815,444
Altria Group, Inc. (Tobacco)	563,078	30,592,028
Ameren Corp. (Multi-Utilities)	206,586	15,033,263
American Electric Power Co., Inc. (Electric Utilities)	208,652	17,850,179
Arthur J. Gallagher & Co. (Insurance)	135,658	11,343,722
AT&T, Inc. (Diversified Telecommunication Services)	902,094	27,928,830
BB&T Corp. (Banks)	227,245	11,634,944
BlackRock, Inc. (Capital Markets)	26,856	13,031,605
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	37,874	12,059,082
Chevron Corp. (Oil, Gas & Consumable Fuels)	124,640	14,964,278
Cisco Systems, Inc. (Communications Equipment)	444,849	24,889,302
CME Group, Inc. (Capital Markets)	62,664	11,210,590
Coca-Cola Co. (Beverages)	280,957	13,783,750
Dominion Energy, Inc. (Multi-Utilities)	316,765	24,666,491
Dow, Inc. (Chemicals) (c)	200,142	11,354,056
DowDuPont, Inc. (Chemicals)	205,209	7,890,286
Duke Energy Corp. (Electric Utilities)	384,939	35,075,642
Eaton Corp. PLC (Electrical Equipment)	300,238	24,865,711
Emerson Electric Co. (Electrical Equipment)	246,526	17,500,881
Entergy Corp. (Electric Utilities)	321,586	31,161,683
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	869,040	24,880,615
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	287,843	23,108,036
FirstEnergy Corp. (Electric Utilities)	731,316	30,737,211
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	713,411	12,891,337
Intel Corp. (Semiconductors & Semiconductor Equipment)	239,640	12,231,226
International Business Machines Corp. (IT Services)	99,850	14,005,960
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	625,268	20,308,705
Johnson & Johnson (Pharmaceuticals)	101,915	14,390,398
Kimberly-Clark Corp. (Household Products)	143,921	18,476,578

	Shares	Value
United States (continued)
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	350,046	$23,470,584
Leggett & Platt, Inc. (Household Durables)	337,424	13,281,009
Lockheed Martin Corp. (Aerospace & Defense)	48,892	16,297,170
LyondellBasell Industries N.V., Class A (Chemicals)	156,739	13,829,082
Magellan Midstream Partners, L.P. (Oil, Gas & Consumable Fuels)	265,260	16,448,773
McDonald’s Corp. (Hotels, Restaurants & Leisure)	81,257	16,053,945
Merck & Co., Inc. (Pharmaceuticals)	184,550	14,525,930
MetLife, Inc. (Insurance)	432,454	19,949,103
Microsoft Corp. (Software)	145,987	19,065,902
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	332,604	19,583,724
People’s United Financial, Inc. (Banks)	677,603	11,715,757
PepsiCo., Inc. (Beverages)	127,394	16,312,802
Pfizer, Inc. (Pharmaceuticals)	634,909	25,783,654
Philip Morris International, Inc. (Tobacco)	314,690	27,239,566
PPL Corp. (Electric Utilities)	679,669	21,212,469
Procter & Gamble Co. (Household Products)	148,742	15,838,048
Public Storage (Equity Real Estate Investment Trusts)	56,466	12,489,150
Target Corp. (Multiline Retail)	150,808	11,675,555
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	178,352	21,015,216
United Parcel Service, Inc., Class B (Air Freight & Logistics)	121,197	12,873,545
Verizon Communications, Inc. (Diversified Telecommunication Services)	582,573	33,317,350
Watsco, Inc. (Trading Companies & Distributors)	81,959	12,988,043
WEC Energy Group, Inc. (Multi-Utilities)	213,472	16,742,609
Wells Fargo & Co. (Banks)	207,275	10,034,183
Welltower, Inc. (Equity Real Estate Investment Trusts)	426,945	31,820,211

		1,006,163,219

Total Common Stocks (Cost $1,898,560,731)		2,006,923,150

Short-Term Investment 1.4%
Affiliated Investment Company 1.4%
United States 1.4%
MainStay U.S. Government Liquidity Fund, 2.20% (d)	27,798,195	27,798,195

Total Short-Term Investment (Cost $27,798,195)		27,798,195

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Investment of Cash Collateral For Securities Loaned 3.8%
Unaffiliated Investment Company 3.8%
United States 3.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (d)	78,432,290	$78,432,290

Total Investment of Cash Collateral For Securities Loaned (Cost $78,432,290)		78,432,290

Total Investments (Cost $2,004,791,216)	103.3%	2,113,153,635
Other Assets, Less Liabilities	(3.3)	(68,350,265)
Net Assets	100.0%	$2,044,803,370
†	Percentages indicated are based on Fund net assets.

(a)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $74,477,270 and the Fund received cash collateral with a value of $78,432,290 (See Note 2(J)).

(b)	Temporarily deemed illiquid due to the extended closure of the Japanese market.

(c)	Non-income producing security.

(d)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$1,985,005,174	$21,917,976	$—	$2,006,923,150
Short-Term Investment
Affiliated Investment Company	27,798,195	—	—	27,798,195
Investment of Cash Collateral For Securities Loaned Unaffiliated Investment Company	78,432,290	—	—	78,432,290

Total Investments in Securities	$2,091,235,659	$21,917,976	$—	$2,113,153,635

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 2 securities valued at $21,917,976 are temporarily deemed illiquid due to the extended closure of the Japanese market.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$37,135,714	1.8%
Air Freight & Logistics	30,367,209	1.5
Auto Components	19,655,044	1.0
Banks	104,074,354	5.1
Beverages	30,096,552	1.5
Biotechnology	14,815,444	0.7
Capital Markets	42,188,737	2.1
Chemicals	68,692,682	3.4
Communications Equipment	24,889,302	1.2
Construction & Engineering	17,103,722	0.8
Diversified Telecommunication Services	157,894,287	7.7
Electric Utilities	171,570,728	8.4
Electrical Equipment	42,366,592	2.1
Equity Real Estate Investment Trusts	85,979,969	4.2
Food Products	31,339,534	1.5
Gas Utilities	13,474,155	0.7
Hotels, Restaurants & Leisure	39,524,529	1.9
Household Durables	13,281,009	0.6
Household Products	34,314,626	1.7
Industrial Conglomerates	22,201,721	1.1
Insurance	190,815,171	9.3
IT Services	14,005,960	0.7
Multi-Utilities	82,194,334	4.0
Multiline Retail	11,675,555	0.6
Oil, Gas & Consumable Fuels	210,030,260	10.3
Personal Products	24,424,346	1.2
Pharmaceuticals	181,441,539	8.9
Semiconductors & Semiconductor Equipment	57,315,315	2.8
Software	34,396,529	1.7
Technology Hardware, Storage & Peripherals	15,033,542	0.7
Textiles, Apparel & Luxury Goods	12,891,337	0.6
Tobacco	117,090,445	5.7
Trading Companies & Distributors	12,988,043	0.6
Wireless Telecommunication Services	41,654,864	2.0

	2,006,923,150	98.1
Short-Term Investment	27,798,195	1.4
Investment of Cash Collateral For Securities Loaned	78,432,290	3.8
Other Assets, Less Liabilities	(68,350,265)	–3.3

Net Assets	$2,044,803,370	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,976,993,021) including securities on loan of $74,477,270	$2,085,355,440
Investment in affiliated investment company, at value (identified cost $27,798,195)	27,798,195
Receivables:
Dividends	12,743,383
Fund shares sold	2,644,897
Investment securities sold	890,000
Securities lending income	56,036
Other assets	102,659

Total assets	2,129,590,610

Liabilities
Due to Custodian	325
Payables:
Collateral received for securities on loan	78,432,290
Fund shares redeemed	3,755,282
Manager (See Note 3)	1,170,446
Transfer agent (See Note 3)	809,989
Shareholder communication	301,182
NYLIFE Distributors (See Note 3)	129,830
Custodian	117,871
Professional fees	51,813
Trustees	7,128
Investment securities purchased	511
Accrued expenses	10,573

Total liabilities	84,787,240

Net assets	$2,044,803,370

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$111,526
Additional paid-in capital	1,933,679,215

1,933,790,741
Total distributable earnings (loss)	111,012,629

Net assets	$2,044,803,370

Class A
Net assets applicable to outstanding shares	$122,393,003

Shares of beneficial interest outstanding	6,661,495

Net asset value per share outstanding	$18.37
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price per share outstanding	$19.44

Investor Class
Net assets applicable to outstanding shares	$10,023,707

Shares of beneficial interest outstanding	546,563

Net asset value per share outstanding	$18.34
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price per share outstanding	$19.41

Class C
Net assets applicable to outstanding shares	$122,644,615

Shares of beneficial interest outstanding	6,722,772

Net asset value and offering price per share outstanding	$18.24

Class I
Net assets applicable to outstanding shares	$1,723,850,117

Shares of beneficial interest outstanding	94,003,091

Net asset value and offering price per share outstanding	$18.34

Class R2
Net assets applicable to outstanding shares	$608,001

Shares of beneficial interest outstanding	33,070

Net asset value and offering price per share outstanding	$18.39

Class R3
Net assets applicable to outstanding shares	$774,580

Shares of beneficial interest outstanding	42,192

Net asset value and offering price per share outstanding	$18.36

Class R6
Net assets applicable to outstanding shares	$64,509,347

Shares of beneficial interest outstanding	3,516,401

Net asset value and offering price per share outstanding	$18.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$48,252,689
Dividends-affiliated	361,592
Securities lending	254,941

Total income	48,869,222

Expenses
Manager (See Note 3)	7,745,631
Transfer agent (See Note 3)	2,038,933
Distribution/Service—Class A (See Note 3)	154,910
Distribution/Service—Investor Class (See Note 3)	12,043
Distribution/Service—Class C (See Note 3)	638,579
Distribution/Service—Class R2 (See Note 3)	721
Distribution/Service—Class R3 (See Note 3)	1,790
Shareholder communication	195,604
Interest expense	109,269
Custodian	103,185
Professional fees	92,809
Registration	70,810
Trustees	31,249
Shareholder service (See Note 3)	646
Miscellaneous	59,705

Total expenses before waiver/reimbursement	11,255,884
Expense waiver/reimbursement from Manager (See Note 3)	(1,079,266)

Net expenses	10,176,618

Net investment income (loss)	38,692,604

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	17,689,451
Foreign currency transactions	(119,163)

Net realized gain (loss) on investments and foreign currency transactions	17,570,288

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	81,212,421
Translation of other assets and liabilities in foreign currencies	(9,084)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	81,203,337

Net realized and unrealized gain (loss) on investments and foreign currency transactions	98,773,625

Net increase (decrease) in net assets resulting from operations	$137,466,229

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,005,027.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$38,692,604	$104,814,945
Net realized gain (loss) on investments and foreign currency transactions	17,570,288	138,451,542
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	81,203,337	(338,882,124)

Net increase (decrease) in net assets resulting from operations	137,466,229	(95,615,637)

Distributions to shareholders:
Class A	(9,024,903)	(19,419,076)
Investor Class	(671,833)	(311,900)
Class C	(8,894,986)	(3,725,912)
Class I	(152,860,649)	(81,796,734)
Class R2	(39,463)	(13,092)
Class R3	(47,656)	(17,140)
Class R6	(5,784,200)	(3,580,139)

Total distributions to shareholders	(177,323,690)	(108,863,993)

Capital share transactions:
Net proceeds from sale of shares	199,430,907	959,506,465
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	145,789,765	78,746,713
Cost of shares redeemed	(906,966,901)	(2,132,451,734)

Increase (decrease) in net assets derived from capital share transactions	(561,746,229)	(1,094,198,556)

Net increase (decrease) in net assets	(601,603,690)	(1,298,678,186)

Net Assets
Beginning of period	2,646,407,060	3,945,085,246

End of period	$2,044,803,370	$2,646,407,060

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$18.38	$19.66	$17.42	$18.83		$20.30	$19.33

Net investment income (loss) (a)	0.29	0.60	0.49	0.53		0.63	0.82

Net realized and unrealized gain (loss) on investments	0.99	(1.30)	2.24	(0.41)		(0.89)	0.79

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	1.28	(0.70)	2.73	0.12		(0.26)	1.60

Less dividends and distributions:

From net investment income	(0.26)	(0.56)	(0.49)	(0.51)		(0.74)	(0.59)

From net realized gain on investments	(1.03)	(0.02)	—	(1.02)		(0.47)	(0.04)

Total dividends and distributions	(1.29)	(0.58)	(0.49)	(1.53)		(1.21)	(0.63)

Net asset value at end of period	$18.37	$18.38	$19.66	$17.42		$18.83	$20.30

Total investment return (b)	7.46%	(3.64%)	15.88%	0.87%		(1.26%)	8.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.31%††	3.07%	2.62%	2.97%		3.24%	4.12%

Net expenses (c)	1.10%††	1.10%	1.14%	1.11	%(d)	1.09%	1.07%

Expenses (before waiver/reimbursement) (c)	1.20%††	1.16%	1.14%	1.11%		1.09%	1.07%

Portfolio turnover rate	12%	15%	18%	21%		33%	15%

Net assets at end of period (in 000’s)	$122,393	$134,136	$782,204	$900,737		$973,044	$972,426

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$18.35	$19.63	$17.39	$18.80		$20.28	$19.31

Net investment income (loss) (a)	0.29	0.54	0.49	0.53		0.62	0.81

Net realized and unrealized gain (loss) on investments	0.99	(1.24)	2.25	(0.41)		(0.89)	0.79

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	1.28	(0.70)	2.74	0.12		(0.27)	1.59

Less dividends and distributions:

From net investment income	(0.26)	(0.56)	(0.50)	(0.51)		(0.74)	(0.58)

From net realized gain on investments	(1.03)	(0.02)	—	(1.02)		(0.47)	(0.04)

Total dividends and distributions	(1.29)	(0.58)	(0.50)	(1.53)		(1.21)	(0.62)

Net asset value at end of period	$18.34	$18.35	$19.63	$17.39		$18.80	$20.28

Total investment return (b)	7.46%	(3.65%)	15.93%	0.87%		(1.28%)	8.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.29%††	2.80%	2.66%	3.04%		3.20%	4.04%

Net expenses (c)	1.12%††	1.10%	1.11%	1.11	%(d)	1.11%	1.09%

Expenses (before waiver/reimbursement) (c)	1.13%††	—	—	—		—	—

Portfolio turnover rate	12%	15%	18%	21%		33%	15%

Net assets at end of period (in 000’s)	$10,024	$9,582	$10,849	$10,419		$11,693	$9,940

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$18.25	$19.53	$17.30	$18.71		$20.18	$19.22

Net investment income (loss) (a)	0.22	0.40	0.35	0.40		0.47	0.65

Net realized and unrealized gain (loss) on investments	0.99	(1.25)	2.24	(0.41)		(0.88)	0.80

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	1.21	(0.85)	2.59	(0.01)		(0.41)	1.44

Less dividends and distributions:

From net investment income	(0.19)	(0.41)	(0.36)	(0.38)		(0.59)	(0.44)

From net realized gain on investments	(1.03)	(0.02)	—	(1.02)		(0.47)	(0.04)

Total dividends and distributions	(1.22)	(0.43)	(0.36)	(1.40)		(1.06)	(0.48)

Net asset value at end of period	$18.24	$18.25	$19.53	$17.30		$18.71	$20.18

Total investment return (b)	7.10%	(4.41%)	15.08%	0.11%		(2.04%)	7.52%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54%††	2.08%	1.91%	2.26%		2.46%	3.26%

Net expenses (c)	1.85%††	1.84%	1.86%	1.86	%(d)	1.86%	1.84%

Expenses (before waiver/reimbursement) (c)	1.88%††	1.85%	1.86%	1.86%		1.86%	1.84%

Portfolio turnover rate	12%	15%	18%	21%		33%	15%

Net assets at end of period (in 000’s)	$122,645	$138,182	$189,291	$221,557		$263,213	$252,916

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$18.34	$19.63	$17.39	$18.80		$20.28	$19.31

Net investment income (loss) (a)	0.32	0.59	0.53	0.57		0.68	0.85

Net realized and unrealized gain (loss) on investments	1.00	(1.25)	2.25	(0.40)		(0.89)	0.81

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.01)	(0.01)

Total from investment operations	1.32	(0.66)	2.78	0.17		(0.22)	1.65

Less dividends and distributions:

From net investment income	(0.29)	(0.61)	(0.54)	(0.56)		(0.79)	(0.64)

From net realized gain on investments	(1.03)	(0.02)	—	(1.02)		(0.47)	(0.04)

Total dividends and distributions	(1.32)	(0.63)	(0.54)	(1.58)		(1.26)	(0.68)

Net asset value at end of period	$18.34	$18.34	$19.63	$17.39		$18.80	$20.28

Total investment return (b)	7.67%	(3.44%)	16.20%	1.12%		(1.06%)	8.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.57%††	3.03%	2.87%	3.25%		3.49%	4.27%

Net expenses (c)	0.85%††	0.85%	0.89%	0.86	%(d)	0.84%	0.82%

Expenses (before waiver/reimbursement) (c)	0.96%††	0.91%	0.89%	0.86%		0.84%	0.82%

Portfolio turnover rate	12%	15%	18%	21%		33%	15%

Net assets at end of period (in 000’s)	$1,723,850	$2,279,815	$2,850,185	$2,817,292		$3,358,771	$3,609,899

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,					February 28, 2014** through October 31,

Class R2	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$18.39	$19.67	$17.42	$18.83		$20.30	$19.85

Net investment income (loss) (a)	0.28	0.50	0.48	0.50		0.59	0.42

Net realized and unrealized gain (loss) on investments	0.99	(1.24)	2.25	(0.39)		(0.87)	0.51

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	1.27	(0.74)	2.73	0.11		(0.28)	0.92

Less dividends and distributions:

From net investment income	(0.24)	(0.52)	(0.48)	(0.50)		(0.72)	(0.47)

From net realized gain on investments	(1.03)	(0.02)	—	(1.02)		(0.47)	—

Total dividends and distributions	(1.27)	(0.54)	(0.48)	(1.52)		(1.19)	(0.47)

Net asset value at end of period	$18.39	$18.39	$19.67	$17.42		$18.83	$20.30

Total investment return (b)	7.40%	(3.81%)	15.83%	0.77%		(1.34%)	4.66%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.12%††	2.60%	2.58%	2.86%		3.09%	3.25%††

Net expenses (c)	1.29%††	1.27%	1.23%	1.21	%(d)	1.19%	1.17%††

Expenses (before waiver/reimbursement) (c)	1.30%††	—	—	—		—	—

Portfolio turnover rate	12%	15%	18%	21%		33%	15%

Net assets at end of period (in 000’s)	$608	$583	$293	$374		$165	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

22	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,		February 29, 2016 ** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$18.36	$19.65	$17.41	$16.80

Net investment income (loss) (a)	0.26	0.47	0.29	0.29

Net realized and unrealized gain (loss) on investments	0.99	(1.26)	2.39	0.69

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	0.01

Total from investment operations	1.25	(0.79)	2.68	0.99

Less dividends and distributions:

From net investment income	(0.22)	(0.48)	(0.44)	(0.38)

From net realized gain on investments	(1.03)	(0.02)	—	—

Total dividends and distributions	(1.25)	(0.50)	(0.44)	(0.38)

Net asset value at end of period	$18.36	$18.36	$19.65	$17.41

Total investment return (b)	7.27%	(4.10%)	15.53%	5.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.88%††	2.42%	1.54%	2.42%††

Net expenses (c)	1.54%††	1.52%	1.50%	1.45%††

Expenses (before waiver/reimbursement) (c)	1.55%††	—	—	—

Portfolio turnover rate	12%	15%	18%	21%

Net assets at end of period (in 000’s)	$775	$690	$543	$51

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R6	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$18.35	$19.64	$17.40	$18.81		$20.28	$19.31

Net investment income (loss) (a)	0.32	0.63	0.48	0.53		0.54	0.46

Net realized and unrealized gain (loss) on investments	1.01	(1.27)	2.33	(0.34)		(0.73)	1.21

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	1.33	(0.64)	2.81	0.19		(0.19)	1.66

Less dividends and distributions:

From net investment income	(0.30)	(0.63)	(0.57)	(0.58)		(0.81)	(0.65)

From net realized gain on investments	(1.03)	(0.02)	—	(1.02)		(0.47)	(0.04)

Total dividends and distributions	(1.33)	(0.65)	(0.57)	(1.60)		(1.28)	(0.69)

Net asset value at end of period	$18.35	$18.35	$19.64	$17.40		$18.81	$20.28

Total investment return (b)	7.72%	(3.32%)	16.36%	1.25%		(0.90%)	8.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.62%††	3.25%	2.55%	3.04%		2.94%	4.29%

Net expenses (c)	0.75%††	0.74%	0.74%	0.74	%(d)	0.74%	0.74%

Expenses (before waiver/reimbursement) (c)	0.76%††	—	—	—		—	—

Portfolio turnover rate	12%	15%	18%	21%		33%	15%

Net assets at end of period (in 000’s)	$64,509	$83,418	$111,720	$33,404		$13,867	$156

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

24	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

25

Notes to Financial Statements (Unaudited) (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2019, there were no foreign equity securities held by the Fund that were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation

26	MainStay Epoch Global Equity Yield Fund

date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

27

Notes to Financial Statements (Unaudited) (continued)

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State

Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $74,477,270 and the Fund received cash collateral with a value of $78,432,290.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material

28	MainStay Epoch Global Equity Yield Fund

liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $7,745,631 and waived its fees and/or reimbursed expenses in the amount of $1,079,266.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$288
Class R3	358

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,719 and $1,310, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,501, and $1,691, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period

29

Notes to Financial Statements (Unaudited) (continued)

ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$120,339
Investor Class	5,750
Class C	76,274
Class I	1,835,326
Class R2	556
Class R3	688

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$31,125	5.1%
Class R3	31,450	4.1

(G)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$24,494	$452,242	$(448,938)	$—	$—	$27,798	$362	$—	27,798

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$2,026,414,613	$228,157,226	$(141,418,204)	$86,739,022

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$103,748,838
Long-Term Capital Gain	5,115,155
Total	$108,863,993

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms.

During the six-month period ended April 30, 2019, the Fund utilized the line of credit for a total of 12 days, maintained an average daily balance of $102,270,000 at a weighted average interest rate of 3.36% and incurred interest expense in the amount of $114,573. As of April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period

30	MainStay Epoch Global Equity Yield Fund

ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $253,588 and $969,158, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	471,379	$8,468,218
Shares issued to shareholders in reinvestment of dividends and distributions	468,259	8,103,112
Shares redeemed	(1,608,544)	(28,538,429)

Net increase (decrease) in shares outstanding before conversion	(668,906)	(11,967,099)
Shares converted into Class A (See Note 1)	34,774	630,203
Shares converted from Class A (See Note 1)	(3,709)	(67,843)

Net increase (decrease)	(637,841)	$(11,404,739)

Year ended October 31, 2018:
Shares sold	4,264,503	$83,328,728
Shares issued to shareholders in reinvestment of dividends and distributions	984,369	18,770,328
Shares redeemed	(37,688,399)	(723,406,481)

Net increase (decrease) in shares outstanding before conversion	(32,439,527)	(621,307,425)
Shares converted into Class A (See Note 1)	44,458	865,373
Shares converted from Class A (See Note 1)	(86,810)	(1,673,311)

Net increase (decrease)	(32,481,879)	$(622,115,363)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	43,589	$773,139
Shares issued to shareholders in reinvestment of dividends and distributions	38,720	668,999
Shares redeemed	(42,332)	(760,859)

Net increase (decrease) in shares outstanding before conversion	39,977	681,279
Shares converted into Investor Class (See Note 1)	7,406	134,194
Shares converted from Investor Class (See Note 1)	(23,149)	(417,102)

Net increase (decrease)	24,234	$398,371

Year ended October 31, 2018:
Shares sold	88,468	$1,717,268
Shares issued to shareholders in reinvestment of dividends and distributions	16,263	309,927
Shares redeemed	(104,381)	(2,018,877)

Net increase (decrease) in shares outstanding before conversion	350	8,318
Shares converted into Investor Class (See Note 1)	13,802	262,657
Shares converted from Investor Class (See Note 1)	(44,540)	(865,373)

Net increase (decrease)	(30,388)	$(594,398)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	291,744	$5,073,237
Shares issued to shareholders in reinvestment of dividends and distributions	393,159	6,753,095
Shares redeemed	(1,517,273)	(26,775,368)

Net increase (decrease) in shares outstanding before conversion	(832,370)	(14,949,036)
Shares converted from Class C (See Note 1)	(15,466)	(279,452)

Net increase (decrease)	(847,836)	$(15,228,488)

Year ended October 31, 2018:
Shares sold	399,951	$7,776,020
Shares issued to shareholders in reinvestment of dividends and distributions	150,874	2,856,263
Shares redeemed	(2,674,062)	(51,355,976)

Net increase (decrease)	(2,123,237)	$(40,723,693)

31

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	10,421,737	$182,890,304
Shares issued to shareholders in reinvestment of dividends and distributions	7,215,680	124,393,381
Shares redeemed	(47,910,032)	(824,383,152)

Net increase (decrease)	(30,272,615)	$(517,099,467)

Year ended October 31, 2018:
Shares sold	44,768,597	$860,333,110
Shares issued to shareholders in reinvestment of dividends and distributions	2,785,927	53,199,881
Shares redeemed	(68,522,762)	(1,324,353,427)

Net increase (decrease) in shares outstanding before conversion	(20,968,238)	(410,820,436)
Shares converted into Class I (See Note 1)	73,112	1,410,654

Net increase (decrease)	(20,895,126)	$(409,409,782)

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares issued to shareholders in reinvestment of dividends and distributions	2,277	$39,463
Shares redeemed	(896)	(16,605)

Net increase (decrease)	1,381	$22,858

Year ended October 31, 2018:
Shares sold	18,269	$349,648
Shares issued to shareholders in reinvestment of dividends and distributions	689	13,092
Shares redeemed	(2,184)	(42,417)

Net increase (decrease)	16,774	$320,323

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,290	$40,553
Shares issued to shareholders in reinvestment of dividends and distributions	2,746	47,515
Shares redeemed	(436)	(7,895)

Net increase (decrease)	4,600	$80,173

Year ended October 31, 2018:
Shares sold	12,931	$250,783
Shares issued to shareholders in reinvestment of dividends and distributions	898	17,083
Shares redeemed	(3,855)	(75,514)

Net increase (decrease)	9,974	$192,352

Class R6	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	122,417	$2,185,456
Shares issued to shareholders in reinvestment of dividends and distributions	335,231	5,784,200
Shares redeemed	(1,487,154)	(26,484,593)

Net increase (decrease)	(1,029,506)	$(18,514,937)

Year ended October 31, 2018:
Shares sold	297,631	$5,750,908
Shares issued to shareholders in reinvestment of dividends and distributions	187,758	3,580,139
Shares redeemed	(1,627,477)	(31,199,042)

Net increase (decrease)	(1,142,088)	$(21,867,995)

Note 10–In-Kind Transfer of Securities

On October 29, 2018, the Fund redeemed shares in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)

10/29/18	1,460,584	$26,551,374	$1,805,809

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Epoch Global Equity Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Epoch believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the

34	MainStay Epoch Global Equity Yield Fund

Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its benchmark index and peer funds over various periods. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Epoch, due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board

36	MainStay Epoch Global Equity Yield Fund

acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

38	MainStay Epoch Global Equity Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737580 MS065-19	MSEGEY10-06/19 (NYLIM) NL241

MainStay Epoch International Choice Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/1/2006	0.44 6.29%	–6.97 –1.56%	0.01 1.15%	6.03 6.63%	1.18 1.18%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/29/2008	0.29 6.13	–7.18 –1.78	–0.16 0.97	5.85 6.45	1.38 1.38
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/2006	4.76 5.76	–3.48 –2.51	0.17 0.17	5.63 5.63	2.13 2.13
Class I Shares	No Sales Charge		12/31/1997	6.40	–1.31	1.42	6.95	0.93
Class R1 Shares	No Sales Charge		9/1/2006	6.37	–1.39	1.31	6.83	1.03
Class R2 Shares	No Sales Charge		9/1/2006	6.22	–1.66	1.06	6.52	1.28
Class R3 Shares	No Sales Charge		9/1/2006	6.07	–1.90	0.79	6.25	1.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI EAFE® Index[3]	7.45%	–3.22%	2.60%	7.95%
Morningstar Foreign Large Blend Category Average[4]	7.76	–3.71	2.52	7.56

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,062.90	$6.09	$1,018.89	$5.96	1.19%

Investor Class Shares	$1,000.00	$1,061.30	$7.21	$1,017.80	$7.05	1.41%

Class C Shares	$1,000.00	$1,057.60	$11.02	$1,014.08	$10.79	2.16%

Class I Shares	$1,000.00	$1,064.00	$4.81	$1,020.13	$4.71	0.94%

Class R1 Shares	$1,000.00	$1,063.70	$5.32	$1,019.64	$5.21	1.04%

Class R2 Shares	$1,000.00	$1,062.20	$6.60	$1,018.40	$6.46	1.29%

Class R3 Shares	$1,000.00	$1,060.70	$7.87	$1,017.16	$7.70	1.54%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2019 (Unaudited)

Japan	19.3%

France	15.9

Netherlands	12.8

United Kingdom	11.3

Switzerland	9.8

United States	8.7

Germany	5.0

Republic of Korea	4.2

Australia	3.7

Spain	3.5%

Macau	3.3

Denmark	3.2

Norway	2.9

Finland	1.7

Other Assets, Less Liabilities	–5.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	SAP S.E.

2.	Sony Corp.

3.	Nippon Telegraph & Telephone Corp.

4.	Samsung Electronics Co., Ltd., GDR

5.	Lloyds Banking Group PLC
6.	Nestle S.A., Registered

7.	Bridgestone Corp.

8.	Novartis A.G., Registered

9.	Safran S.A.

10.	Amcor, Ltd.

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Epoch International Choice Fund returned 6.40%, underperforming the 7.45% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares also underperformed the 7.76% return of the Morningstar Foreign Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Sector and country allocations generally provided positive contributions to the Fund’s performance relative to the MSCI EAFE® Index during the reporting period. (Contributions take weightings and total returns into account.) However, negative contributions from the Fund’s individual stock selections more than offset these areas of relative strength.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

The Fund’s stock selections within the materials sector, which included notably strong performers such as Netherlands-based specialty chemical maker Koninklijke DSM and Australian container and packaging company Amcor, provided the strongest contributions to returns relative to the MSCI EAFE® Index. Consumer staples holdings, including French beverage company Pernod Ricard and Switzerland-based food products maker Nestle, also significantly enhanced relative returns. On the negative side, the Fund’s stock selection within the consumer discretionary sector significantly detracted from relative performance. Notable underperformers included Japanese electronics maker Sony and, to a lesser extent, auto manufacturers Subaru and Suzuki, making Japanese holdings the largest detractors from Fund performance on a country basis. The industrials sector further detracted from relative performance due to the Fund’s underweighted sector exposure as well as disappointing individual stock selections.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The Fund’s top contributors to absolute performance included SAP and Nestle. As the preeminent software provider in Europe, SAP benefited from the increasing corporate reliance on cloud computing. Nestle’s share price climbed, reflecting the compa-

ny’s progress in improving revenue and operating margin performance under a relatively new senior management team.

The Fund’s weakest contributors to absolute performance included Sony and Julius Baer Gruppe. Sony underperformed after the company reported modestly disappointing third quarter results, with its game & network services and semiconductor segments failing to meet investor performance expectations. The Fund continued to hold its position in the company in the belief that Sony’s cash flow trends remained promising and largely underappreciated. Shares in Switzerland-based asset management firm Julius Baer were pressured as macro concerns and market performance reduced the company’s growth expectations, leading the Fund to exit its position during the fourth quarter of 2018.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included shares of Takeda Pharmaceutical, Suzuki Motor and Sands China. Japanese drug developer and manufacturer Takeda recently acquired Shire, a U.K.-based pharmaceutical company specializing in treatments for rare diseases. The Fund purchased Takeda shares in recognition that the acquisition of Shire is potentially beneficial for Takeda, creating a global branded pharmaceutical company with a diversified product portfolio. The Fund’s purchase also reflected our view that the Shire acquisition was strategically and financially sensible, with cost synergies and a low cost of financing likely to lead to significant earnings and cash flow accretion. The Fund’s newly established positions in Suzuki Motor and Sands China were based on both companies’ exposure to increasing trends in emerging market consumer spending, with Suzuki holding the leading position in the Indian auto market and Sands China being one of the largest resort and casino operators in Macau.

The Fund’s largest sale involved shares in Merck KGaA, a German multinational pharmaceutical, chemical and life sciences company. We believed that the continued underperformance of the materials division, where limited visibility makes it difficult to ascertain whether the trough has been reached and risk from pipeline news in the health care division left the shares less attractive going forward. We therefore exited the position, allocating the capital to Takeda. Another notably large sale involved shares in Nos, a Portuguese media company with assets in cable, mobile, satellite television and IPTV services. Share price outperformance over the prior 12 months, coupled with uncertainty over the impact of price increases, customer growth and competitive pressures, diminished the stock’s risk-reward profile. The Fund sold its position and reallocated the capital to stocks with more attractive prospects.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

How was the Fund positioned at the end of the reporting period?

As of the end of the reporting period, the Fund’s most significantly overweight positions relative to the MSCI EAFE® Index were in the materials, consumer discretionary and information technology sectors, while the Fund’s most significantly under-

weight positions were in the industrials and financials sectors. From a country perspective, during the reporting period, the Fund initiated a position in Dutch beverage company Heineken and added to its holdings in Dutch semiconductor firm ASML, making the Netherlands the Fund’s most overweight country exposure.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Choice Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 96.6%†
Australia 3.7%
Amcor, Ltd. (Containers & Packaging)	1,495,569	$16,900,455

Denmark 3.2%
ISS A/S (Commercial Services & Supplies)	473,239	14,716,956

Finland 1.7%
Nordea Bank Abp (Banks)	1,002,953	7,894,025

France 15.9%
AXA S.A. (Insurance) (a)	619,054	16,486,897
Pernod Ricard S.A. (Beverages)	89,999	15,681,484
Safran S.A. (Aerospace & Defense)	117,481	17,116,502
TOTAL S.A. (Oil, Gas & Consumable Fuels)	296,877	16,497,366
Ubisoft Entertainment S.A. (Entertainment) (b)	75,504	7,201,640

		72,983,889

Germany 5.0%
SAP S.E. (Software)	179,549	23,074,379

Japan 19.3%
Bridgestone Corp. (Auto Components) (c)	439,500	17,441,753
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (c)	463,390	19,239,937
Sony Corp. (Household Durables) (c)	444,300	22,506,248
Suzuki Motor Corp. (Automobiles) (c)	309,100	14,020,051
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals) (c)	418,600	15,519,069

		88,727,058

Macau 3.3%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	2,766,300	15,198,288

Netherlands 12.8%
Akzo Nobel N.V. (Chemicals)	101,881	8,650,223
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	70,747	14,722,576
Heineken N.V. (Beverages) (a)	107,157	11,566,831
Koninklijke DSM N.V. (Chemicals)	81,647	9,326,946
Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	458,033	14,633,241

		58,899,817

Norway 2.9%
Storebrand ASA (Insurance)	1,566,538	13,218,734

Republic of Korea 4.2%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	19,404	19,132,344

	Shares	Value
Spain 3.5%
Industria de Diseno Textil S.A. (Specialty Retail) (a)	529,226	$16,008,858

Switzerland 9.8%
Nestle S.A., Registered (Food Products)	191,374	18,415,252
Novartis A.G., Registered (Pharmaceuticals)	210,409	17,182,524
Swiss Re A.G. (Insurance)	95,207	9,162,371

		44,760,147

United Kingdom 11.3%
Croda International PLC (Chemicals)	135,521	9,155,833
Linde PLC (Chemicals)	77,940	14,049,464
Lloyds Banking Group PLC (Banks)	23,171,777	18,906,154
Victrex PLC (Chemicals)	302,327	9,587,783

		51,699,234

Total Common Stocks (Cost $370,653,647)		443,214,184

Short-Term Investment 2.5%
Affiliated Investment Company 2.5% United States 2.5%
MainStay U.S. Government Liquidity Fund, 2.20% (d)	11,587,603	11,587,603

Total Short-Term Investment (Cost $11,587,603)		11,587,603

Investment of Cash Collateral For Securities Loaned 6.2%
Unaffiliated Investment Company 6.2% United States 6.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (d)	28,704,527	28,704,527

Total Investment of Cash Collateral For Securities Loaned (Cost $28,704,527)		28,704,527

Total Investments (Cost $410,945,777)	105.3%	483,506,314
Other Assets, Less Liabilities	(5.3)	(24,472,044)
Net Assets	100.0%	$459,034,270

†	Percentages indicated are based on Fund net assets.

(a)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $41,621,256; the total market value of collateral held by the Fund was $43,672,634. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $14,968,107 (See Note 2(J)).

(b)	Non-income producing security.

(c)	Temporarily deemed illiquid due to the extended closure of the Japanese market.

(d)	Current yield as of April 30, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following abbreviation is used in the preceding pages:

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$354,487,126	$88,727,058	$—	$443,214,184
Short-Term Investment
Affiliated Investment Company	11,587,603	—	—	11,587,603
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	28,704,527	—	—	28,704,527

Total Investments in Securities	$394,779,256	$88,727,058	$—	$483,506,314

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 2 securities valued at $88,727,058 are temporarily deemed illiquid due to the extended closure of the Japanese market.

The table below sets forth the diversification of the Fund ’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$17,116,502	3.7%
Auto Components	17,441,753	3.8
Automobiles	14,020,051	3.1
Banks	26,800,179	5.8
Beverages	27,248,315	5.9
Chemicals	50,770,249	11.1
Commercial Services & Supplies	14,716,956	3.2
Containers & Packaging	16,900,455	3.7
Diversified Telecommunication Services	19,239,937	4.2
Entertainment	7,201,640	1.6
Food Products	18,415,252	4.0
Hotels, Restaurants & Leisure	15,198,288	3.3
Household Durables	22,506,248	4.9
Insurance	38,868,002	8.5
Oil, Gas & Consumable Fuels	31,130,607	6.8
Pharmaceuticals	32,701,593	7.1
Semiconductors & Semiconductor Equipment	14,722,576	3.2
Software	23,074,379	5.0
Specialty Retail	16,008,858	3.5
Technology Hardware, Storage & Peripherals	19,132,344	4.2

	443,214,184	96.6
Short-Term Investment	11,587,603	2.5
Investment of Cash Collateral For Securities Loaned	28,704,527	6.2
Other Assets, Less Liabilities	(24,472,044)	–5.3

Net Assets	$459,034,270	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $399,358,174) including securities on loan of $41,621,256	$471,918,711
Investment in affiliated investment company, at value (identified cost $11,587,603)	11,587,603
Cash denominated in foreign currencies (identified cost $44)	44
Receivables:
Dividends	5,354,433
Fund shares sold	48,534
Securities lending income	42,205
Other assets	52,660

Total assets	489,004,190

Liabilities
Payables:
Collateral received for securities on loan	28,704,527
Fund shares redeemed	780,834
Manager (See Note 3)	300,775
Transfer agent (See Note 3)	55,202
Shareholder communication	47,791
Professional fees	33,702
Custodian	28,974
NYLIFE Distributors (See Note 3)	17,600
Trustees	515

Total liabilities	29,969,920

Net assets	$459,034,270

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,166
Additional paid-in capital	538,412,841

538,426,007
Total distributable earnings (loss)	(79,391,737)

Net assets	$459,034,270

Class A
Net assets applicable to outstanding shares	$24,524,362

Shares of beneficial interest outstanding	702,561

Net asset value per share outstanding	$34.91
Maximum sales charge (5.50% of offering price)	2.03

Maximum offering price per share outstanding	$36.94

Investor Class
Net assets applicable to outstanding shares	$6,424,901

Shares of beneficial interest outstanding	184,225

Net asset value per share outstanding	$34.88
Maximum sales charge (5.50% of offering price)	2.03

Maximum offering price per share outstanding	$36.91

Class C
Net assets applicable to outstanding shares	$7,814,412

Shares of beneficial interest outstanding	228,130

Net asset value and offering price per share outstanding	$34.25

Class I
Net assets applicable to outstanding shares	$402,251,963

Shares of beneficial interest outstanding	11,534,068

Net asset value and offering price per share outstanding	$34.88

Class R1
Net assets applicable to outstanding shares	$255,425

Shares of beneficial interest outstanding	7,341

Net asset value and offering price per share outstanding (a)	$34.80

Class R2
Net assets applicable to outstanding shares	$12,443,407

Shares of beneficial interest outstanding	356,605

Net asset value and offering price per share outstanding	$34.89

Class R3
Net assets applicable to outstanding shares	$5,319,800

Shares of beneficial interest outstanding	153,248

Net asset value and offering price per share outstanding	$34.71

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$9,848,615
Dividends-affiliated	156,246
Securities lending	134,522

Total income	10,139,383

Expenses
Manager (See Note 3)	1,895,274
Transfer agent (See Note 3)	159,593
Distribution/Service—Class A (See Note 3)	28,539
Distribution/Service—Investor Class (See Note 3)	7,256
Distribution/Service—Class C (See Note 3)	43,565
Distribution/Service—Class R2 (See Note 3)	16,463
Distribution/Service—Class R3 (See Note 3)	13,182
Registration	47,074
Professional fees	44,010
Custodian	37,700
Shareholder communication	19,086
Shareholder service (See Note 3)	9,338
Trustees	6,300
Interest expense (See Note 6)	5,411
Miscellaneous	18,972

Total expenses before waiver/reimbursement	2,351,763
Expense waiver/reimbursement from Manager (See Note 3)	(719)

Net expenses	2,351,044

Net investment income (loss)	7,788,339

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(895,282)
Foreign currency transactions	(34,565)

Net realized gain (loss) on investments and foreign currency transactions	(929,847)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	17,483,857
Translation of other assets and liabilities in foreign currencies	1,208

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	17,485,065

Net realized and unrealized gain (loss) on investments and foreign currency transactions	16,555,218

Net increase (decrease) in net assets resulting from operations	$24,343,557

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,253,601.

14	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,788,339	$9,447,135
Net realized gain (loss) on investments and foreign currency transactions	(929,847)	45,939,082
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	17,485,065	(93,826,247)

Net increase (decrease) in net assets resulting from operations	24,343,557	(38,440,030)

Distributions to shareholders:
Class A	(348,611)	(357,337)
Investor Class	(73,466)	(60,635)
Class C	(42,169)	(17,932)
Class I	(8,607,745)	(7,300,888)
Class R1	(3,835)	(2,850)
Class R2	(199,809)	(221,536)
Class R3	(57,544)	(51,125)

Total distributions to shareholders	(9,333,179)	(8,012,303)

Capital share transactions:
Net proceeds from sale of shares	17,999,631	111,165,323
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,255,542	7,909,352
Cost of shares redeemed	(121,911,230)	(166,218,594)

Increase (decrease) in net assets derived from capital share transactions	(94,656,057)	(47,143,919)

Net increase (decrease) in net assets	(79,645,679)	(93,596,252)

Net Assets
Beginning of period	538,679,949	632,276,201

End of period	$459,034,270	$538,679,949

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2019*		2018		2017	2016		2015	2014

Net asset value at beginning of period	$33.37		$36.20		$30.39	$32.22		$34.61	$35.20

Net investment income (loss) (a)	0.54		0.50		0.34	0.40		0.44	1.25

Net realized and unrealized gain (loss) on investments	1.50		(2.93)		6.41	(1.83)		(1.91)	(1.55)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	2.04		(2.44)		6.75	(1.44)		(1.49)	(0.31)

Less dividends:

From net investment income	(0.50)		(0.39)		(0.94)	(0.39)		(0.90)	(0.28)

Net asset value at end of period	$34.91		$33.37		$36.20	$30.39		$32.22	$34.61

Total investment return (b)	6.29%		(6.82%)		22.95%	(4.49%)		(4.29%)	(0.89%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.34	%††	1.40%		1.05%	1.32%		1.28%	3.49%

Net expenses (c)	1.19	%††(d)	1.18	%(d)	1.23%	1.24	% (d)	1.22%	1.21%

Portfolio turnover rate	34%		44%		8%	46%		78%	56%

Net assets at end of period (in 000’s)	$24,524		$23,409		$33,997	$36,584		$56,710	$95,712

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30,		Year ended October 31,

Investor Class	2019*		2018		2017	2016		2015	2014

Net asset value at beginning of period	$33.30		$36.13		$30.36	$32.19		$34.58	$35.16

Net investment income (loss) (a)	0.51		0.45		0.30	0.37		0.37	0.95

Net realized and unrealized gain (loss) on investments	1.49		(2.95)		6.39	(1.84)		(1.89)	(1.29)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	2.00		(2.51)		6.69	(1.48)		(1.54)	(0.35)

Less dividends:

From net investment income	(0.42)		(0.32)		(0.92)	(0.35)		(0.85)	(0.23)

Net asset value at end of period	$34.88		$33.30		$36.13	$30.36		$32.19	$34.58

Total investment return (b)	6.13%		(7.00%)		22.74%	(4.63%)		(4.44%)	(1.00%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.16	%††	1.27%		0.92%	1.24%		1.10%	2.68%

Net expenses (c)	1.41	%††(d)	1.38	% (d)	1.39%	1.39	% (d)	1.36%	1.35%

Expenses (before waiver/ reimbursement)(c)	1.42	%††(d)	1.38	% (d)	1.39%	1.39	% (d)	1.36%	1.35%

Portfolio turnover rate	34%		44%		8%	46%		78%	56%

Net assets at end of period (in 000’s)	$6,425		$5,901		$6,757	$7,802		$9,151	$9,326

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

16	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018		2017	2016		2015	2014

Net asset value at beginning of period	$32.54		$35.41		$29.74	$31.52		$33.84	$34.44

Net investment income (loss) (a)	0.34		0.19		0.04	0.14		0.12	0.68

Net realized and unrealized gain (loss) on investments	1.52		(2.99)		6.30	(1.81)		(1.84)	(1.27)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	1.86		(2.81)		6.34	(1.68)		(1.74)	(0.60)

Less dividends:

From net investment income	(0.15)		(0.06)		(0.67)	(0.10)		(0.58)	(0.00)‡

Net asset value at end of period	$34.25		$32.54		$35.41	$29.74		$31.52	$33.84

Total investment return (b)	5.76%		(7.96%)		21.82%	(5.35%)		(5.14%)	(1.74%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.15	%††	0.53%		0.13%	0.47%		0.36%	1.95%

Net expenses (c)	2.16	%††(d)	2.13	% (d)	2.14%	2.14	% (d)	2.11%	2.10%

Expenses (before waiver/reimbursement) (c)	2.17	%††(d)	2.13	% (d)	2.14%	2.14	% (d)	2.11%	2.10%

Portfolio turnover rate	34%		44%		8%	46%		78%	56%

Net assets at end of period (in 000’s)	$7,814		$9,354		$11,625	$12,156		$15,995	$16,522

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30,		Year ended October 31,

Class I	2019*		2018		2017	2016		2015	2014

Net asset value at beginning of period	$33.40		$36.25		$30.46	$32.30		$34.79	$35.37

Net investment income (loss) (a)	0.54		0.60		0.39	0.54		0.52	1.02

Net realized and unrealized gain (loss) on investments	1.54		(2.95)		6.45	(1.88)		(1.91)	(1.23)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	2.08		(2.36)		6.84	(1.35)		(1.41)	(0.22)

Less dividends:

From net investment income	(0.60)		(0.49)		(1.05)	(0.49)		(1.08)	(0.36)

Net asset value at end of period	$34.88		$33.40		$36.25	$30.46		$32.30	$34.79

Total investment return (b)	6.40%		(6.62%)		23.29%	(4.21%)		(4.03%)	(0.61%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.32	%††	1.67%		1.21%	1.81%		1.52%	2.85%

Net expenses (c)	0.94	%††(d)	0.93	% (d)	0.95%	0.95	% (d)	0.95%	0.95%

Expenses (before waiver/reimbursement) (c)	0.94	%††(d)	0.93	% (d)	0.99%	0.99	% (d)	0.97%	0.96%

Portfolio turnover rate	34%		44%		8%	46%		78%	56%

Net assets at end of period (in 000’s)	$402,252		$479,523		$549,162	$753,205		$1,777,369	$1,946,807

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R1	2019*		2018		2017	2016		2015	2014

Net asset value at beginning of period	$33.30		$36.18		$30.39	$32.23		$34.71	$35.29

Net investment income (loss) (a)	0.58		0.64		0.36	0.49		0.48	0.99

Net realized and unrealized gain (loss) on investments	1.48		(3.02)		6.44	(1.86)		(1.89)	(1.23)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	2.06		(2.40)		6.80	(1.38)		(1.43)	(0.25)

Less dividends:

From net investment income	(0.56)		(0.48)		(1.01)	(0.46)		(1.05)	(0.33)

Net asset value at end of period	$34.80		$33.30		$36.18	$30.39		$32.23	$34.71

Total investment return (b)	6.37%		(6.72%)		23.16%	(4.33%)		(4.11%)	(0.73%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.55	%††	1.79%		1.14%	1.62%		1.42%	2.77%

Net expenses (c)	1.04	%††(d)	1.03	% (d)	1.05%	1.05	% (d)	1.05%	1.05%

Expenses (before waiver/reimbursement) (c)	1.04	%††(d)	1.03	% (d)	1.12%	1.09	% (d)	1.07%	1.06%

Portfolio turnover rate	34%		44%		8%	46%		78%	56%

Net assets at end of period (in 000’s)	$255		$229		$257	$1,330		$2,030	$2,270

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30,		Year ended October 31,

Class R2	2019*		2018		2017	2016		2015	2014

Net asset value at beginning of period	$33.33		$36.16		$30.37	$32.19		$34.57	$35.14

Net investment income (loss) (a)	0.50		0.48		0.31	0.40		0.40	0.97

Net realized and unrealized gain (loss) on investments	1.52		(2.95)		6.41	(1.85)		(1.89)	(1.29)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	2.02		(2.48)		6.72	(1.46)		(1.51)	(0.33)

Less dividends:

From net investment income	(0.46)		(0.35)		(0.93)	(0.36)		(0.87)	(0.24)

Net asset value at end of period	$34.89		$33.33		$36.16	$30.37		$32.19	$34.57

Total investment return (b)	6.22%		(6.92%)		22.83%	(4.55%)		(4.36%)	(0.96%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.05	%††	1.33%		0.96%	1.32%		1.16%	2.74%

Net expenses (c)	1.29	%††(d)	1.28	% (d)	1.30%	1.30	% (d)	1.30%	1.30%

Expenses (before waiver/reimbursement)(c)	1.29	%††(d)	1.28	% (d)	1.34%	1.34	% (d)	1.32%	1.31%

Portfolio turnover rate	34%		44%		8%	46%		78%	56%

Net assets at end of period (in 000’s)	$12,443		$14,656		$23,119	$34,189		$45,496	$49,209

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R3	2019*		2018		2017	2016		2015	2014

Net asset value at beginning of period	$33.10		$35.90		$30.13	$31.94		$34.29	$34.87

Net investment income (loss) (a)	0.48		0.40		0.24	0.31		0.31	0.88

Net realized and unrealized gain (loss) on investments	1.49		(2.94)		6.36	(1.84)		(1.87)	(1.29)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	1.97		(2.55)		6.60	(1.54)		(1.58)	(0.42)

Less dividends:

From net investment income	(0.36)		(0.25)		(0.83)	(0.27)		(0.77)	(0.16)

Net asset value at end of period	$34.71		$33.10		$35.90	$30.13		$31.94	$34.29

Total investment return (b)	6.07%		(7.15%)		22.53%	(4.84%)		(4.60%)	(1.24%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.94	%††	1.13%		0.74%	1.03%		0.92%	2.49%

Net expenses (c)	1.54	%††(d)	1.53	% (d)	1.59%	1.59	% (d)	1.57%	1.56%

Portfolio turnover rate	34%		44%		8%	46%		78%	56%

Net assets at end of period (in 000’s)	$5,320		$5,609		$7,360	$9,011		$10,445	$10,529

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1997. Investor Class shares commenced operations on April 29, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

20	MainStay Epoch International Choice Fund

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2019, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

21

Notes to Financial Statements (Unaudited) (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as appli-

cable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the

22	MainStay Epoch International Choice Fund

agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the

Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $41,621,256; the total market value of collateral held by the Fund was $43,672,634. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $14,968,107.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such

23

Notes to Financial Statements (Unaudited) (continued)

large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”), between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has also agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $1,895,274 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $719.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

24	MainStay Epoch International Choice Fund

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$117
Class R2	6,585
Class R3	2,636

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $948 and $1,193, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $1.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$6,885
Investor Class	8,634
Class C	12,973
Class I	125,480
Class R1	71
Class R2	3,961
Class R3	1,589

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$19,008	$131,927	$(139,347)	$—	$—	$11,588	$156	$—	11,588

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized App- reciation	Gross Unrealized (Dep- reciation)	Net Unrealized App- reciation/ (Dep- reciation)

Investments in Securities	$416,981,562	$79,330,673	$(12,805,921)	$66,524,752

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $152,555,473 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$71,193	$81,363

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$8,012,303

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as

25

Notes to Financial Statements (Unaudited) (continued)

the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms.

During the six-month period ended April 30, 2019, the Fund utilized the line of credit for 2 days, maintained an average daily balance of $29,000,000 at a weighted average interest rate of 3.36% and incurred interest expense in the amount of $5,411. As of April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $156,806 and $246,785, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	41,157	$1,367,154
Shares issued to shareholders in reinvestment of dividends and distributions	10,854	338,413
Shares redeemed	(57,303)	(1,883,927)

Net increase (decrease) in shares outstanding before conversion	(5,292)	(178,360)
Shares converted into Class A (See Note 1)	9,941	332,627
Shares converted from Class A (See Note 1)	(3,543)	(118,874)

Net increase (decrease)	1,106	$35,393

Year ended October 31, 2018:
Shares sold	138,394	$4,936,061
Shares issued to shareholders in reinvestment of dividends and distributions	9,589	344,731
Shares redeemed	(396,931)	(14,095,291)

Net increase (decrease) in shares outstanding before conversion	(248,948)	(8,814,499)
Shares converted into Class A (See Note 1)	14,356	516,570
Shares converted from Class A (See Note 1)	(3,138)	(111,960)

Net increase (decrease)	(237,730)	$(8,409,889)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	6,258	$206,035
Shares issued to shareholders in reinvestment of dividends and distributions	2,346	73,144
Shares redeemed	(11,257)	(371,438)

Net increase (decrease) in shares outstanding before conversion	(2,653)	(92,259)
Shares converted into Investor Class (See Note 1)	12,518	418,069
Shares converted from Investor Class (See Note 1)	(2,854)	(94,521)

Net increase (decrease)	7,011	$231,289

Year ended October 31, 2018:
Shares sold	17,688	$641,018
Shares issued to shareholders in reinvestment of dividends and distributions	1,682	60,459
Shares redeemed	(17,875)	(638,553)

Net increase (decrease) in shares outstanding before conversion	1,495	62,924
Shares converted into Investor Class (See Note 1)	3,084	109,806
Shares converted from Investor Class (See Note 1)	(14,374)	(516,570)

Net increase (decrease)	(9,795)	$(343,840)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,261	$99,011
Shares issued to shareholders in reinvestment of dividends and distributions	1,330	40,847
Shares redeemed	(47,531)	(1,569,775)

Net increase (decrease) in shares outstanding before conversion	(42,940)	(1,429,917)
Shares converted from Class C (See Note 1)	(16,341)	(537,301)

Net increase (decrease)	(59,281)	$(1,967,218)

Year ended October 31, 2018:
Shares sold	15,264	$543,576
Shares issued to shareholders in reinvestment of dividends and distributions	483	17,109
Shares redeemed	(56,643)	(1,993,272)

Net increase (decrease)	(40,896)	$(1,432,587)

26	MainStay Epoch International Choice Fund

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	319,765	$10,466,992
Shares issued to shareholders in reinvestment of dividends and distributions	275,576	8,578,698
Shares redeemed	(3,416,795)	(108,754,023)

Net increase (decrease)	(2,821,454)	$(89,708,333)

Year ended October 31, 2018:
Shares sold	2,817,284	$100,170,792
Shares issued to shareholders in reinvestment of dividends and distributions	201,768	7,247,523
Shares redeemed	(3,813,866)	(135,930,795)

Net increase (decrease) in shares outstanding before conversion	(794,814)	(28,512,480)
Shares converted into Class I (See Note 1)	59	2,154

Net increase (decrease)	(794,755)	$(28,510,326)

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	631	$20,541
Shares issued to shareholders in reinvestment of dividends and distributions	113	3,511
Shares redeemed	(264)	(8,976)

Net increase (decrease)	480	$15,076

Year ended October 31, 2018:
Shares sold	5,424	$195,740
Shares issued to shareholders in reinvestment of dividends and distributions	72	2,568
Shares redeemed	(5,747)	(204,242)

Net increase (decrease)	(251)	$(5,934)

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	121,999	$4,006,699
Shares issued to shareholders in reinvestment of dividends and distributions	5,497	171,381
Shares redeemed	(210,571)	(6,899,549)

Net increase (decrease)	(83,075)	$(2,721,469)

Year ended October 31, 2018:
Shares sold	91,604	$3,287,226
Shares issued to shareholders in reinvestment of dividends and distributions	5,454	196,089
Shares redeemed	(296,705)	(10,679,482)

Net increase (decrease)	(199,647)	$(7,196,167)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	56,650	$1,833,199
Shares issued to shareholders in reinvestment of dividends and distributions	1,595	49,548
Shares redeemed	(74,468)	(2,423,542)

Net increase (decrease)	(16,223)	$(540,795)

Year ended October 31, 2018:
Shares sold	38,806	$1,390,910
Shares issued to shareholders in reinvestment of dividends and distributions	1,143	40,873
Shares redeemed	(75,502)	(2,676,959)

Net increase (decrease)	(35,553)	$(1,245,176)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch International Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and

28	MainStay Epoch International Choice Fund

the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Epoch believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Epoch, due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

30	MainStay Epoch International Choice Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

32	MainStay Epoch International Choice Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737115 MS065-19	MSEIC10-06/19 (NYLIM) NL319

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	4.35 10.42%	3.50 9.53%	8.25 9.48%	12.55 13.19%	1.17 1.17%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	4.21 10.28	3.22 9.23	7.94 9.17	12.14 12.77	1.48 1.48
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	4.91 9.88	3.54 8.45	8.11 8.36	11.93 11.93	2.23 2.23
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	8.88 9.88	7.47 8.45	8.34 8.34	11.92 11.92	2.23 2.23
Class I Shares	No Sales Charge		1/2/1991	10.53	9.77	9.76	13.46	0.92
Class R6 Shares	No Sales Charge		2/28/2018	10.59	9.88	N/A	4.63	0.87

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 3000® Index[4]	9.71%	12.68%	11.20%	15.29%
Morningstar Large Blend Category Average[5]	9.02	10.88	9.71	13.89

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,104.20	$6.42	$1,018.70	$6.16	1.23%

Investor Class Shares	$1,000.00	$1,102.80	$7.77	$1,017.41	$7.45	1.49%

Class B Shares	$1,000.00	$1,098.80	$11.66	$1,013.69	$11.18	2.24%

Class C Shares	$1,000.00	$1,098.80	$11.66	$1,013.69	$11.18	2.24%

Class I Shares	$1,000.00	$1,105.30	$5.12	$1,019.94	$4.91	0.98%

Class R6 Shares	$1,000.00	$1,105.90	$4.59	$1,020.43	$4.41	0.88%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

Software	10.1%

Semiconductors & Semiconductor Equipment	7.3

Health Care Providers & Services	6.3

Aerospace & Defense	6.2

Interactive Media & Services	5.3

Specialty Retail	4.7

Insurance	4.2

Banks	3.7

Chemicals	3.7

Health Care Equipment & Supplies	3.5

Technology Hardware, Storage & Peripherals	3.2

Capital Markets	3.1

Oil, Gas & Consumable Fuels	3.1

Machinery	2.3

Food & Staples Retailing	2.2

IT Services	2.2

Pharmaceuticals	2.2

Air Freight & Logistics	2.0

Multiline Retail	2.0

Diversified Financial Services	1.9

Construction Materials	1.7%

Hotels, Restaurants & Leisure	1.7

Household Durables	1.6

Construction & Engineering	1.5

Electrical Equipment	1.4

Life Sciences Tools & Services	1.4

Beverages	1.3

Consumer Finance	1.2

Entertainment	1.2

Internet & Direct Marketing Retail	1.1

Media	1.1

Multi-Utilities	1.1

Equity Real Estate Investment Trusts	1.0

Metals & Mining	1.0

Communications Equipment	0.8

Short-Term Investment	1.5

Investment of Cash Collateral For Securities Loaned	1.8

Other Assets, Less Liabilities	–1.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Alphabet, Inc., Class C

3.	Apple, Inc.

4.	Boeing Co.

5.	UnitedHealth Group, Inc.
6.	Bank of America Corp.

7.	Ingersoll-Rand PLC

8.	Visa, Inc., Class A

9.	Costco Wholesale Corp.

10.	Pfizer, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, William W. Priest, CFA, and Justin Howell of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Epoch U.S. All Cap Fund returned 10.53%, outperforming the 9.71% return of the Fund’s primary benchmark, the Russell 3000® Index. Over the same period, Class I shares also outperformed the 9.02% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the benchmark largely due to positive security selection in the consumer discretionary, energy, financials, industrials, information technology and materials sectors. On the negative side, certain holdings in the communication services and health care sectors detracted somewhat from results, as did the Fund’s underweight position in communication services and its modest allocation to cash.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, energy, financials and materials provided the strongest positive contributions to relative performance. (Contributions take weightings and total returns into account.) Over the same period, communication services, health care and real estate detracted most from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Software company Microsoft provided the strongest positive contribution to the Fund’s absolute performance. Microsoft’s shares rose after the company reported fiscal second quarter revenue and operating income that grew by 12% and 18% respectively, reflecting the company’s success in transitioning its customers to the cloud and moving to more of a recurring revenue model with Office 365. We believe the cloud opportunity remains vast and the company is investing appropriately to capture its fair share of this growth. Although the cloud business has depressed near-term profitability, margins show signs of improving as the business scales up, offering attractive prospects for strong future revenue and free cash flow growth, in our opinion. The Fund’s holdings in another top-performing information technology holding, Marvell Technology Group, rose after the company reported that fiscal fourth-quarter revenues increased 21.1% year-over-year to $745 million, surpassing consensus estimates of $740 million.

One of the most significant detractors from the Fund’s absolute performance during the reporting period was consumer electronics maker Apple. Shares of Apple declined due to concerns over waning demand for the iPhone based on information from supply-chain vendors. The company subsequently reduced its guidance for quarterly revenue for the fiscal first quarter ending in December due to anticipated iPhone weakness in China in the face of increasing consumer price sensitivity and the emergence of low-cost competitors. As smartphone demand slowed, Apple attempted to hold market share by adding innovation while increasing prices in order to drive revenue and earnings growth. More positively, Apple noted that the company’s revenue growth in other hardware and services remained solid, with Apple Services growing 20%. In addition, almost 20% of the company’s market capitalization remained in net cash, which Apple indicated would be used to buy back stock. The Fund continued to hold its position in the stock, reflecting our opinion that the advent of new form-factor models, such as foldable or bendable phones, offered further growth opportunities in Apple’s iPhone product-cycle as the company seeks to expand upon its track record for innovation.

Another notable detractor from the Fund’s absolute performance was health care plan provider Centene. Centene saw its share price decline despite reporting fourth quarter earnings that exceeded consensus expectations. At the same time, the company reaffirmed its guidance for 2019 revenue and profit growth of 17% and 19% respectively. In our opinion, the decline in the share price is likely related to the media’s recent focus on a public “Medicare for All” option, as well as short-term downward arbitrage pricing pressure on the stock resulting from Centene’s recent decision to acquire WellCare Health Plans for an estimated $17.3 billion. As of the end of the reporting period, we believe that the prospect for a new Medicare option remains remote and that Centene’s long-term growth prospects remain strong, supported by an efficient management team and greater product diversification than its peers through the company’s Medicare, Medicaid and Commercial lines of business.

What were some of the Fund’s largest purchases and sales during the reporting period?

Significant new purchases during the reporting period included shares in digital game developer Electronic Arts (EA) and social media giant Facebook. EA underperformed in late 2018 while facing several short-term headwinds. The Fund’s investment thesis, which remains intact as of the end of the reporting

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

period, is based on our informed opinion that the current fiscal year will see a reacceleration in revenue growth from improved monetization of the company’s popular FIFA soccer game franchise; the release of popular new games, including Battlefield and Star Wars launches; a tailwind from fiscal year 2019 releases; and growth in FIFA properties in Asia. We anticipate seeing expanding margins from continued growth in digital purchases of games and content that have higher incremental margins than the company’s base business, and expect free cash flow per share to grow in the high single-digits in the next few years driven by topline growth, margin improvement and share buybacks. Similarly, we believe the Fund’s investment in Facebook, the world’s largest online social network, offers renewed opportunities following a stock price correction. Facebook stock declined in late 2018 in response to the company’s rising expenditures on safety and security, and slowing revenue growth as it transitions its monetization strategy. The Fund’s investment in Facebook reflects our opinion that Facebook’s current valuation does not reflect the company’s capacity to return to double-digit growth in 2020, as evidenced by its two most recent quarters of better-than-expected revenue growth.

During the reporting period, the Fund sold its entire position in package and container manufacturer Berry Global after share prices appreciated sharply. We also sold the Fund’s holdings in specialty drug maker Allergan in response to increasingly uncertain growth prospects. Specifically, the company faced the loss of patent protection on a key drug, as well as a recall of some of its breast implant products in Europe. The company’s management reduced its forward guidance for revenue and profits, and failed to provide any meaningful updates or guidance on its drug pipeline.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s most significant sector weighting increases were in communication services and industrials. Over the same period, the Fund reduced its sector weightings in information technology and health care.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund held its largest overweight allocations relative to the Russell 3000® Index in the materials and industrials sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in consumer staples and real estate.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 6.2%
Boeing Co.	55,285	$20,880,592
Hexcel Corp.	189,436	13,395,019
United Technologies Corp.	81,982	11,691,453

		45,967,064

Air Freight & Logistics 2.0%
XPO Logistics, Inc. (a)(b)	215,551	14,674,712

Banks 3.7%
Bank of America Corp.	566,992	17,338,615
Bank OZK	321,721	10,504,191

		27,842,806

Beverages 1.3%
Coca-Cola Co.	199,844	9,804,347

Capital Markets 3.1%
Ameriprise Financial, Inc.	53,192	7,806,990
Morgan Stanley	312,302	15,068,571

		22,875,561

Chemicals 3.7%
DowDuPont, Inc.	223,685	8,600,688
Linde PLC	61,638	11,110,866
W.R. Grace & Co.	105,635	7,983,894

		27,695,448

Communications Equipment 0.8%
Plantronics, Inc.	110,566	5,691,938

Construction & Engineering 1.5%
Jacobs Engineering Group, Inc.	144,378	11,252,821

Construction Materials 1.7%
Martin Marietta Materials, Inc.	56,938	12,634,542

Consumer Finance 1.2%
Capital One Financial Corp.	96,717	8,978,239

Diversified Financial Services 1.9%
AXA Equitable Holdings, Inc.	636,057	14,432,133

Electrical Equipment 1.4%
AMETEK, Inc.	120,404	10,616,021

Entertainment 1.2%
Electronic Arts, Inc. (b)	91,293	8,640,883

Equity Real Estate Investment Trusts 1.0%
Ventas, Inc.	124,135	7,585,890

	Shares	Value
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	67,105	$16,476,291

Health Care Equipment & Supplies 3.5%
Boston Scientific Corp. (b)	333,494	12,379,297
Danaher Corp.	102,103	13,522,522

		25,901,819

Health Care Providers & Services 6.3%
Centene Corp. (b)	293,631	15,139,614
UnitedHealth Group, Inc.	83,266	19,406,807
Universal Health Services, Inc., Class B	98,143	12,451,402

		46,997,823

Hotels, Restaurants & Leisure 1.7%
MGM Resorts International	464,181	12,361,140

Household Durables 1.6%
LGI Homes, Inc. (a)(b)	177,449	12,298,990

Insurance 4.2%
American International Group, Inc.	231,926	11,032,720
MetLife, Inc.	257,291	11,868,834
Willis Towers Watson PLC	46,449	8,562,408

		31,463,962

Interactive Media & Services 5.3%
Alphabet, Inc., Class C (b)	23,108	27,463,396
Facebook, Inc., Class A (b)	61,050	11,807,070

		39,270,466

Internet & Direct Marketing Retail 1.1%
Booking Holdings, Inc. (b)	4,602	8,536,664

IT Services 2.2%
Visa, Inc., Class A	102,103	16,788,796

Life Sciences Tools & Services 1.4%
Charles River Laboratories International, Inc. (b)	75,774	10,643,974

Machinery 2.3%
Ingersoll-Rand PLC	137,635	16,875,427

Media 1.1%
Discovery, Inc., Class C (b)	274,899	7,906,095

Metals & Mining 1.0%
Reliance Steel & Aluminum Co.	80,697	7,420,896

Multi-Utilities 1.1%
WEC Energy Group, Inc.	105,635	8,284,953

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Multiline Retail 2.0%
Dollar General Corp.	119,013	$15,006,349

Oil, Gas & Consumable Fuels 3.1%
Anadarko Petroleum Corp.	131,642	9,590,120
Occidental Petroleum Corp.	232,045	13,662,809

		23,252,929

Pharmaceuticals 2.2%
Pfizer, Inc.	404,880	16,442,177

Semiconductors & Semiconductor Equipment 7.3%
Applied Materials, Inc.	339,166	14,947,045
Broadcom, Inc.	49,067	15,622,933
Cypress Semiconductor Corp.	596,993	10,256,340
Universal Display Corp.	85,695	13,676,922

		54,503,240

Software 10.1%
LogMeIn, Inc.	126,612	10,432,829
Microsoft Corp.	339,059	44,281,106
PTC, Inc. (b)	145,341	13,149,000
Symantec Corp.	306,362	7,417,024

		75,279,959

Specialty Retail 4.7%
CarMax, Inc. (b)	99,213	7,724,724
Home Depot, Inc.	73,936	15,060,764
TJX Cos., Inc.	219,832	12,064,380

		34,849,868

Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	120,939	24,268,829

Total Common Stocks (Cost $574,931,066)		733,523,052

	Shares	Value
Short-Term Investment 1.5%
Affiliated Investment Company 1.5%
MainStay U.S. Government Liquidity Fund, 2.20% (c)	11,214,905	$11,214,905

Total Short-Term Investment (Cost $11,214,905)		11,214,905

Investment of Cash Collateral For Securities Loaned 1.8%
Unaffiliated Investment Company 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (c)	13,292,694	13,292,694

Total Investment of Cash Collateral For Securities Loaned (Cost $13,292,694)		13,292,694

Total Investments (Cost $599,438,665)	101.6%	758,030,651
Other Assets, Less Liabilities	(1.6)	(11,952,985)
Net Assets	100.0%	$746,077,666

†	Percentages indicated are based on Fund net assets.

(a)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $13,255,386 and the Fund received cash collateral with a value of $13,292,694 (See Note 2(H)).

(b)	Non-income producing security.

(c)	Current yield as of April 30, 2019.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$733,523,052	$—	$—	$733,523,052
Short-Term Investment
Affiliated Investment Company	11,214,905	—	—	11,214,905
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	13,292,694	—	—	13,292,694

Total Investments in Securities	$758,030,651	$—	$—	$758,030,651

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $588,223,760) including securities on loan of $13,255,386	$746,815,746
Investment in affiliated investment company, at value (identified cost $11,214,905)	11,214,905
Receivables:
Investment securities sold	11,190,234
Dividends and interest	134,922
Fund shares sold	66,140
Securities lending income	3,279
Other assets	62,659

Total assets	769,487,885

Liabilities
Payables:
Collateral received for securities on loan	13,292,694
Investment securities purchased	8,868,076
Fund shares redeemed	626,955
Manager (See Note 3)	513,237
Professional fees	34,029
Transfer agent (See Note 3)	31,143
Shareholder communication	21,385
NYLIFE Distributors (See Note 3)	14,068
Custodian	4,146
Trustees	826
Accrued expenses	3,660

Total liabilities	23,410,219

Net assets	$746,077,666

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,857
Additional paid-in capital	576,894,196

576,921,053
Total distributable earnings (loss)	169,156,613

Net assets	$746,077,666

Class A
Net assets applicable to outstanding shares	$37,304,281

Shares of beneficial interest outstanding	1,502,432

Net asset value per share outstanding	$24.83
Maximum sales charge (5.50% of offering price)	1.45

Maximum offering price per share outstanding	$26.28

Investor Class
Net assets applicable to outstanding shares	$10,340,761

Shares of beneficial interest outstanding	426,590

Net asset value per share outstanding	$24.24
Maximum sales charge (5.50% of offering price)	1.41

Maximum offering price per share outstanding	$25.65

Class B
Net assets applicable to outstanding shares	$2,729,309

Shares of beneficial interest outstanding	133,942

Net asset value and offering price per share outstanding	$20.38

Class C
Net assets applicable to outstanding shares	$2,686,474

Shares of beneficial interest outstanding	131,772

Net asset value and offering price per share outstanding	$20.39

Class I
Net assets applicable to outstanding shares	$100,617,357

Shares of beneficial interest outstanding	3,580,041

Net asset value and offering price per share outstanding	$28.11

Class R6
Net assets applicable to outstanding shares	$592,399,484

Shares of beneficial interest outstanding	21,082,576

Net asset value and offering price per share outstanding	$28.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$5,411,631
Dividends-affiliated	231,584
Securities lending	8,826

Total income	5,652,041

Expenses
Manager (See Note 3)	2,988,246
Transfer agent (See Note 3)	91,669
Distribution/Service—Class A (See Note 3)	42,259
Distribution/Service—Investor Class (See Note 3)	11,552
Distribution/Service—Class B (See Note 3)	13,498
Distribution/Service—Class C (See Note 3)	16,103
Registration	47,749
Professional fees	45,237
Shareholder communication	13,461
Custodian	10,506
Trustees	8,658
Miscellaneous	17,390

Total expenses before waiver/reimbursement	3,306,328
Expense waiver/reimbursement from Manager (See Note 3)	(3,790)

Net expenses	3,302,538

Net investment income (loss)	2,349,503

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	10,291,584
Net change in unrealized appreciation (depreciation) on unaffiliated investments	60,072,666

Net realized and unrealized gain (loss) on investments	70,364,250

Net increase (decrease) in net assets resulting from operations	$72,713,753

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,349,503	$4,490,717
Net realized gain (loss) on investments	10,291,584	72,924,703
Net change in unrealized appreciation (depreciation) on investments	60,072,666	(73,509,968)

Net increase (decrease) in net assets resulting from operations	72,713,753	3,905,452

Distributions to shareholders:
Class A	(2,801,462)	(4,447,056)
Investor Class	(748,501)	(1,340,957)
Class B	(267,426)	(590,658)
Class C	(335,175)	(648,931)
Class I	(7,662,366)	(85,266,848)
Class R6	(43,716,388)	—

Total distributions to shareholders	(55,531,318)	(92,294,450)

Capital share transactions:
Net proceeds from sale of shares	24,680,497	90,744,706
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	55,401,301	92,047,958
Cost of shares redeemed	(74,880,563)	(149,898,956)

Increase (decrease) in net assets derived from capital share transactions	5,201,235	32,893,708

Net increase (decrease) in net assets	22,383,670	(55,495,290)

Net Assets
Beginning of period	723,693,996	779,189,286

End of period	$746,077,666	$723,693,996

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$24.52	$28.13	$23.22	$26.66	$28.35	$26.48

Net investment income (loss) (a)	0.04	0.09	0.16	0.37	0.20	0.18

Net realized and unrealized gain (loss) on investments	2.27	(0.00)‡	5.82	(0.60)	0.87	3.64

Total from investment operations	2.31	0.09	5.98	(0.23)	1.07	3.82

Less dividends and distributions:

From net investment income	(0.10)	—	(0.45)	(0.24)	(0.21)	(0.17)

From net realized gain on investments	(1.90)	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(2.00)	(3.70)	(1.07)	(3.21)	(2.76)	(1.95)

Net asset value at end of period	$24.83	$24.52	$28.13	$23.22	$26.66	$28.35

Total investment return (b)	10.42%	0.01%	26.53%	(0.79%)	4.00%	15.28%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.36%††	0.33%	0.64%	1.60%	0.76%	0.69%

Net expenses (c)	1.23%††	1.17%	1.15%	1.15%	1.13%	1.13%

Portfolio turnover rate	24%	41%	42%	45%	30%	31%

Net assets at end of period (in 000’s)	$37,304	$33,828	$33,568	$21,248	$23,644	$20,942

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$23.96	$27.64	$22.82	$26.24	$27.95	$26.12

Net investment income (loss) (a)	0.01	0.02	0.10	0.29	0.12	0.09

Net realized and unrealized gain (loss) on investments	2.22	(0.00)‡	5.71	(0.58)	0.84	3.59

Total from investment operations	2.23	0.02	5.81	(0.29)	0.96	3.68

Less dividends and distributions:

From net investment income	(0.05)	—	(0.37)	(0.16)	(0.12)	(0.07)

From net realized gain on investments	(1.90)	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(1.95)	(3.70)	(0.99)	(3.13)	(2.67)	(1.85)

Net asset value at end of period	$24.24	$23.96	$27.64	$22.82	$26.24	$27.95

Total investment return (b)	10.28%	(0.28%)	26.22%	(1.07%)	3.62%	14.90%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.09%††	0.08%	0.38%	1.28%	0.44%	0.34%

Net expenses (c)	1.49%††	1.43%	1.46%	1.48%	1.45%	1.49%

Expenses (before waiver/reimbursement) (c)	1.54%††	1.48%	1.46%	1.48%	1.45%	1.49%

Portfolio turnover rate	24%	41%	42%	45%	30%	31%

Net assets at end of period (in 000’s)	$10,341	$9,225	$9,973	$11,846	$12,884	$12,040

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$20.48		$24.31	$20.18	$23.56	$25.42	$24.02

Net investment income (loss) (a)	(0.06)		(0.14)	(0.09)	0.12	(0.07)	(0.09)

Net realized and unrealized gain (loss) on investments	1.86		0.01	5.05	(0.53)	0.76	3.27

Total from investment operations	1.80		(0.13)	4.96	(0.41)	0.69	3.18

Less dividends and distributions:

From net investment income	—		—	(0.21)	—	—	—

From net realized gain on investments	(1.90)		(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(1.90)		(3.70)	(0.83)	(2.97)	(2.55)	(1.78)

Net asset value at end of period	$20.38		$20.48	$24.31	$20.18	$23.56	$25.42

Total investment return (b)	9.88%		(1.03%)	25.26%	(1.78%)	2.85%	14.07%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.62	%)††	(0.66%)	(0.39%)	0.58%	(0.30%)	(0.38%)

Net expenses (c)	2.24	% ††	2.18%	2.21%	2.23%	2.20%	2.24%

Expenses (before waiver/reimbursement) (c)	2.29	% ††	2.23%	2.21%	2.23%	2.20%	2.24%

Portfolio turnover rate	24%		41%	42%	45%	30%	31%

Net assets at end of period (in 000’s)	$2,729		$2,889	$3,906	$3,707	$4,777	$5,140

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$20.49		$24.32	$20.19	$23.59	$25.44	$24.04

Net investment income (loss) (a)	(0.05)		(0.15)	(0.09)	0.12	(0.08)	(0.10)

Net realized and unrealized gain (loss) on investments	1.85		0.02	5.05	(0.55)	0.78	3.28

Total from investment operations	1.80		(0.13)	4.96	(0.43)	0.70	3.18

Less dividends and distributions:

From net investment income	—		—	(0.21)	—	—	—

From net realized gain on investments	(1.90)		(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(1.90)		(3.70)	(0.83)	(2.97)	(2.55)	(1.78)

Net asset value at end of period	$20.39		$20.49	$24.32	$20.19	$23.59	$25.44

Total investment return (b)	9.88%		(1.03%)	25.24%	(1.86%)	2.88%	14.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.57	%)††	(0.67%)	(0.40%)	0.58%	(0.32%)	(0.41%)

Net expenses (c)	2.24	% ††	2.18%	2.21%	2.23%	2.20%	2.24%

Expenses (before waiver/reimbursement) (c)	2.29	% ††	2.23%	2.21%	2.23%	2.20%	2.24%

Portfolio turnover rate	24%		41%	42%	45%	30%	31%

Net assets at end of period (in 000’s)	$2,686		$3,642	$4,218	$3,661	$5,001	$4,347

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$27.52	$31.11	$25.57	$29.02	$30.62	$28.43

Net investment income (loss) (a)	0.08	0.21	0.26	0.47	0.30	0.27

Net realized and unrealized gain (loss) on investments	2.57	(0.05)	6.40	(0.65)	0.93	3.92

Total from investment operations	2.65	0.16	6.66	(0.18)	1.23	4.19

Less dividends and distributions:

From net investment income	(0.16)	(0.05)	(0.50)	(0.30)	(0.28)	(0.22)

From net realized gain on investments	(1.90)	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(2.06)	(3.75)	(1.12)	(3.27)	(2.83)	(2.00)

Net asset value at end of period	$28.11	$27.52	$31.11	$25.57	$29.02	$30.62

Total investment return (b)	10.53%	0.25%	26.83%	(0.51%)	4.24%	15.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.63%††	0.70%	0.92%	1.86%	1.03%	0.95%

Net expenses (c)	0.98%††	0.90%	0.90%	0.90%	0.88%	0.88%

Portfolio turnover rate	24%	41%	42%	45%	30%	31%

Net assets at end of period (in 000’s)	$100,617	$102,791	$727,524	$669,617	$649,559	$718,634

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R6	Six months ended April 30, 2019*	February 28, 2018** through October 31, 2018

Net asset value at beginning of period	$27.53	$28.88

Net investment income (loss) (a)	0.09	0.10

Net realized and unrealized gain (loss) on investments	2.57	(1.45)

Total from investment operations	2.66	(1.35)

Less dividends and distributions:

From net investment income	(0.19)	—

From net realized gain on investments	(1.90)	—

Total dividends and distributions	(2.09)	—

Net asset value at end of period	$28.10	$27.53

Total investment return (b)	10.59%	(4.67%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	0.71%	0.53%

Net expenses (c)††	0.88%	0.87%

Portfolio turnover rate	24%	41%

Net assets at end of period (in 000’s)	$592,399	$571,319

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a

19

Notes to Financial Statements (Unaudited) (continued)

fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

20	MainStay Epoch U.S. All Cap Fund

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

21

Notes to Financial Statements (Unaudited) (continued)

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $13,255,386 and the Fund received cash collateral with a value of $13,292,694.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance

Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2019, the effective management fee rate was 0.84% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $2,988,246 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $3,790.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly dis-

22	MainStay Epoch U.S. All Cap Fund

tribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,075 and $3,206, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,032, $393 and $116, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$15,892
Investor Class	18,737
Class B	5,477
Class C	6,541
Class I	45,022

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$168,444,843	28.4%

(G)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$27,733	$120,753	$(137,271)	$—	$—	$11,215	$232	$—	11,215

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$600,195,864	$170,722,204	$(12,887,417)	$157,834,787

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$7,991,463
Long-Term Capital Gain	84,302,987
Total	$92,294,450

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the

23

Notes to Financial Statements (Unaudited) (continued)

Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $169,410 and $196,204, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	152,358	$3,539,242
Shares issued to shareholders in reinvestment of dividends and distributions	124,815	2,768,387
Shares redeemed	(174,515)	(3,946,261)

Net increase (decrease) in shares outstanding before conversion	102,658	2,361,368
Shares converted into Class A (See Note 1)	28,873	669,528
Shares converted from Class A (See Note 1)	(8,462)	(196,503)

Net increase (decrease)	123,069	$2,834,393

Year ended October 31, 2018:
Shares sold	226,087	$5,928,966
Shares issued to shareholders in reinvestment of dividends and distributions	175,177	4,403,959
Shares redeemed	(286,151)	(7,418,735)

Net increase (decrease) in shares outstanding before conversion	115,113	2,914,190
Shares converted into Class A (See Note 1)	78,660	2,049,705
Shares converted from Class A (See Note 1)	(7,564)	(195,847)

Net increase (decrease)	186,209	$4,768,048

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	30,005	$681,020
Shares issued to shareholders in reinvestment of dividends and distributions	34,494	747,476
Shares redeemed	(27,925)	(629,440)

Net increase (decrease) in shares outstanding before conversion	36,574	799,056
Shares converted into Investor Class (See Note 1)	18,498	413,122
Shares converted from Investor Class (See Note 1)	(13,418)	(305,755)

Net increase (decrease)	41,654	$906,423

Year ended October 31, 2018:
Shares sold	60,488	$1,543,597
Shares issued to shareholders in reinvestment of dividends and distributions	54,430	1,340,073
Shares redeemed	(33,047)	(844,584)

Net increase (decrease) in shares outstanding before conversion	81,871	2,039,086
Shares converted into Investor Class (See Note 1)	17,948	455,831
Shares converted from Investor Class (See Note 1)	(75,702)	(1,930,884)

Net increase (decrease)	24,117	$564,033

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	4,965	$93,979
Shares issued to shareholders in reinvestment of dividends and distributions	14,637	267,413
Shares redeemed	(14,876)	(283,742)

Net increase (decrease) in shares outstanding before conversion	4,726	77,650
Shares converted from Class B (See Note 1)	(11,844)	(217,073)

Net increase (decrease)	(7,118)	$(139,423)

Year ended October 31, 2018:
Shares sold	5,605	$126,160
Shares issued to shareholders in reinvestment of dividends and distributions	27,708	587,137
Shares redeemed	(35,614)	(777,455)

Net increase (decrease) in shares outstanding before conversion	(2,301)	(64,158)
Shares converted from Class B (See Note 1)	(17,348)	(378,805)

Net increase (decrease)	(19,649)	$(442,963)

24	MainStay Epoch U.S. All Cap Fund

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	11,382	$216,625
Shares issued to shareholders in reinvestment of dividends and distributions	17,755	324,563
Shares redeemed	(56,102)	(1,060,216)

Net increase (decrease) in shares outstanding before conversion	(26,965)	(519,028)
Shares converted from Class C (See Note 1)	(19,004)	(363,319)

Net increase (decrease)	(45,969)	$(882,347)

Year ended October 31, 2018:
Shares sold	25,413	$563,536
Shares issued to shareholders in reinvestment of dividends and distributions	29,127	617,478
Shares redeemed	(50,278)	(1,099,690)

Net increase (decrease)	4,262	$81,324

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	151,239	$3,970,016
Shares issued to shareholders in reinvestment of dividends and distributions	302,116	7,577,074
Shares redeemed	(608,065)	(15,183,820)

Net increase (decrease)	(154,710)	$(3,636,730)

Year ended October 31, 2018:
Shares sold	719,346	$21,087,256
Shares issued to shareholders in reinvestment of dividends and distributions	3,023,066	85,099,311
Shares redeemed	(3,018,802)	(89,087,710)

Net increase (decrease) in shares outstanding before conversion	723,610	17,098,857
Shares converted from Class I (See Note 1)	(20,374,014)	(585,746,772)

Net increase (decrease)	(19,650,404)	$(568,647,915)

Class R6	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	631,623	$16,179,615
Shares issued to shareholders in reinvestment of dividends and distributions	1,744,469	43,716,388
Shares redeemed	(2,045,091)	(53,777,084)

Net increase (decrease)	331,001	$6,118,919

Period ended October 31, 2018 (a):
Shares sold	2,121,400	$61,495,191
Shares redeemed	(1,743,732)	(50,670,782)

Net increase (decrease) in shares outstanding before conversion	377,668	10,824,409
Shares converted into Class R6 (See Note 1)	20,373,907	585,746,772

Net increase (decrease)	20,751,575	$596,571,181

(a)	The inception date of the class was February 28, 2018.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the perform-

26	MainStay Epoch U.S. All Cap Fund

ance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Epoch believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its benchmark index and peer funds over various periods. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Epoch, due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life

Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall

28	MainStay Epoch U.S. All Cap Fund

profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

30	MainStay Epoch U.S. All Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

31

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1736840 MS065-19	MSEUAC10-06/19 (NYLIM) NL259

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/3/2009	2.83 8.82%	5.25 11.38%	7.55 8.77%	11.92 12.55%	1.07 1.07%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	2.70 8.68	5.04 11.15	7.35 8.57	10.11 10.77	1.29 1.29
Class B Shares[2,4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/8/2017	3.32 8.32	5.35 10.35	5.75 7.64	N/A N/A	2.04 2.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	7.32 8.32	9.28 10.28	7.78 7.78	9.96 9.96	2.04 2.04
Class I Shares	No Sales Charge		12/3/2008	8.93	11.61	9.04	12.84	0.81
Class R1 Shares[2]	No Sales Charge		5/8/2017	8.95	11.57	8.79	N/A	0.92
Class R2 Shares[2]	No Sales Charge		5/8/2017	8.77	11.20	8.47	N/A	1.17
Class R3 Shares[2]	No Sales Charge		5/8/2017	8.70	10.99	8.25	N/A	1.42
Class R6 Shares[2]	No Sales Charge		5/8/2017	9.05	11.78	9.02	N/A	0.73

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	These share classes are the result of the reorganization of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund into the Fund.
3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Value Index[5]	7.90%	9.06%	8.27%	13.76%
U.S. Equity Yield Composite Index[6]	8.37	13.93	10.81	14.83
Morningstar Large Value Category Average[7]	6.85	7.41	7.75	12.88

5.

The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,088.20	$5.64	$1,019.39	$5.46	1.09%

Investor Class Shares	$1,000.00	$1,086.80	$6.78	$1,018.30	$6.56	1.31%

Class B Shares	$1,000.00	$1,083.20	$10.64	$1,014.58	$10.29	2.06%

Class C Shares	$1,000.00	$1,083.20	$10.64	$1,014.58	$10.29	2.06%

Class I Shares	$1,000.00	$1,089.30	$4.35	$1,020.63	$4.21	0.84%

Class R1 Shares	$1,000.00	$1,089.50	$4.87	$1,020.13	$4.71	0.94%

Class R2 Shares	$1,000.00	$1,087.70	$6.16	$1,018.89	$5.96	1.19%

Class R3 Shares	$1,000.00	$1,087.00	$7.45	$1,017.65	$7.20	1.44%

Class R6 Shares	$1,000.00	$1,090.50	$3.78	$1,021.18	$3.66	0.73%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

Electric Utilities	10.2%

Oil, Gas & Consumable Fuels	6.4

Insurance	6.0

Multi-Utilities	6.0

Semiconductors & Semiconductor Equipment	5.5

Aerospace & Defense	4.3

Pharmaceuticals	4.3

Diversified Telecommunication Services	4.0

Banks	3.7

Tobacco	3.6

Beverages	3.2

Equity Real Estate Investment Trusts	3.2

Household Products	3.1

Chemicals	2.9

Electrical Equipment	2.8

Commercial Services & Supplies	2.7

Hotels, Restaurants & Leisure	2.7

Capital Markets	2.6

Industrial Conglomerates	2.4

Software	2.3

IT Services	2.1

Biotechnology	1.7%

Communications Equipment	1.5

Health Care Providers & Services	1.1

Food & Staples Retailing	1.0

Multiline Retail	0.9

Specialty Retail	0.9

Technology Hardware, Storage & Peripherals	0.9

Containers & Packaging	0.8

Health Care Equipment & Supplies	0.7

Air Freight & Logistics	0.6

Distributors	0.6

Household Durables	0.6

Metals & Mining	0.6

Textiles, Apparel & Luxury Goods	0.6

Trading Companies & Distributors	0.6

Food Products	0.5

Short-Term Investment	2.2

Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Entergy Corp.

2.	Texas Instruments, Inc.

3.	FirstEnergy Corp.

4.	Arthur J. Gallagher & Co.

5.	Microsoft Corp.
6.	Verizon Communications, Inc.

7.	Welltower, Inc.

8.	Duke Energy Corp.

9.	Ameren Corp.

10.	Johnson & Johnson

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned 8.93%, outperforming the 7.90% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares also outperformed the 8.37% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the 6.85% return of the Morningstar Large Value Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Value Index benefited from an overweight position in utilities, a defensive sector that is typically more represented in the Fund than in its primary benchmark, and by advantageous individual stock selections in the utilities sector. Utilities offered good downside protection at the end of 2018 and participated in the broader market rally of early 2019. Strong stock selections and an underweight position in the energy sector also contributed positively to relative performance compared to the Russell 1000® Value Index. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, favorable stock selection and sector allocations made utilities, energy and information technology the Fund’s strongest-contributing sectors relative to the Russell 1000® Value Index. Over the same period, disappointing stock selections in the consumer staples and communication services sectors detracted most from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, Analog Devices and Texas Instruments were the leading individual contributors to the Fund’s absolute performance. Analog Devices is a developer of analog integrated circuits and digital signal processors. The company has a history of technological innovation and driving sales into adjacent markets, and of returning cash to shareholders through a combination of dividends, share repurchases and debt reduction. Shares rose sharply in tandem with the rest of the semiconductor industry on expectations for a resurgence of growth during the second half of 2019. Shares of Texas Instruments (TI), a large analog and embedded processor manufacturer, also rose along with the broader semiconductor industry. The company benefited from its large industrial and automotive exposures, areas that have performed well during the current cycle. TI returns all of its free cash flow to shareholders through its dividend, share repurchase program and debt reduction.

The most significant detractors from the Fund’s absolute performance included CVS and Altria. Shares of CVS, an integrated, U.S.-based health care services company, were pressured by a range of issues across the company’s businesses, including reimbursement challenges in retail, price compression in pharmacy benefit management and investments to support growth in health care benefits. Longer term, we believe the company’s integrated health care model is well positioned to drive material cash flow growth as it delivers improved quality of care at a lower cost through its retail locations. CVS is committed to returning cash to shareholders through an attractive, well-covered dividend and debt repayment program. Shares of domestic tobacco producer Altria declined as investors digested an announcement in late 2018 that the FDA intended to seek a nationwide ban on menthol cigarettes along with restrictions on the sale of flavored electronic cigarettes. However, the potential ban must undergo a lengthy rule-making process before being implemented. Altria continues to drive growth with strong cigarette pricing and a disciplined approach to cost controls, while consistently returning cash to shareholders through growing dividends. As of the end of the reporting period, the Fund continued to hold CVS and Altria.

What were some of the Fund’s largest purchases and sales during the reporting period?

New purchases during the reporting period included IBM and Watsco. IBM is a leading provider of software solutions, consulting, application management, servers and storage systems, with cash flow generation sustained by its legacy mainframe and consulting businesses. We believe the company’s strategic imperatives, which include cloud computing, big data, security, analytics and mobile applications, position it to increase cash flow. Growth appears to be further supported by the company’s multi-year cost reduction program and the pending closure of its Red Hat acquisition. IBM pays a well-covered, growing dividend. Watsco distributes air conditioning, heating and refrigeration equipment, and replacement parts in North America, with cash flow generation sustained by persistent demand for HVAC replacement and repairs. The company’s growth is driven by operating leverage, new construction and

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

market share gains achieved by providing superior service and state of the art technology tools to contractors. Watsco returns cash to shareholders through a growing dividend.

Significant positions the Fund closed during the reporting period included Kraft Heinz and Qualcomm. While Kraft Heinz, a North American packaged food and beverage company, continues to make progress in addressing industry challenges, we found it prudent to sell the Fund’s holdings when the company took a write-down on two key brands and abruptly reduced the dividend it pays to shareholders in favor of strengthening the balance sheet for further industry consolidation. In the case of Qualcomm, a market leader in 3G, 4G and next generation wireless technologies, we believed an antitrust lawsuit filed against the company by the Federal Trade Commission, put Qualcomm’s business model at risk. We chose to sell the Fund’s holdings in advance of a ruling that could potentially undermine the company’s stock price.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s most significant sector weighting increases during the reporting period were in information technology and finan-

cials. Over the same period, the Fund’s most significant sector weighting reductions were in consumer staples and communication services. The Fund’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the largest sectors within the Fund on an absolute basis were utilities and industrials, while the smallest sectors were real estate and communication services. Relative to the Russell 1000® Value Index, the Fund’s most significantly overweight sector exposures were in utilities and, to a lesser extent, financials and health care. As of the same date, the Fund’s most significantly underweight sector positions were in financials and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 97.6%†
Aerospace & Defense 4.3%
Boeing Co.	21,888	$8,266,879
General Dynamics Corp.	44,529	7,958,223
Lockheed Martin Corp.	43,152	14,383,856
Raytheon Co.	39,938	7,092,589
United Technologies Corp.	69,319	9,885,583

		47,587,130

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	61,514	6,534,017

Banks 3.7%
BB&T Corp.	155,164	7,944,397
M&T Bank Corp.	52,333	8,900,273
People’s United Financial, Inc.	452,640	7,826,146
U.S. Bancorp	194,185	10,353,944
Wells Fargo & Co.	108,798	5,266,911

		40,291,671

Beverages 3.2%
Coca-Cola Co.	170,772	8,378,074
Coca-Cola European Partners PLC (a)	181,790	9,742,126
Molson Coors Brewing Co., Class B	86,763	5,569,317
PepsiCo., Inc.	89,518	11,462,780

		35,152,297

Biotechnology 1.7%
AbbVie, Inc.	134,965	10,714,871
Amgen, Inc.	42,693	7,655,709

		18,370,580

Capital Markets 2.6%
BlackRock, Inc.	26,625	12,919,515
CME Group, Inc.	86,304	15,439,786

		28,359,301

Chemicals 2.9%
Dow, Inc. (a)	104,719	5,940,709
DowDuPont, Inc.	243,048	9,345,196
LyondellBasell Industries N.V., Class A	95,485	8,424,641
Nutrien, Ltd.	158,378	8,580,920

		32,291,466

Commercial Services & Supplies 2.7%
Deluxe Corp.	101,453	4,536,978
Republic Services, Inc.	144,147	11,938,254
Waste Management, Inc.	126,702	13,600,193

		30,075,425

Communications Equipment 1.5%
Cisco Systems, Inc.	285,998	16,001,588

Containers & Packaging 0.8%
Bemis Co., Inc.	149,655	8,593,190

	Shares	Value
Distributors 0.6%
Genuine Parts Co.	59,219	$6,072,316

Diversified Telecommunication Services 4.0%
AT&T, Inc.	473,757	14,667,517
BCE, Inc.	234,583	10,495,243
Verizon Communications, Inc.	330,069	18,876,646

		44,039,406

Electric Utilities 10.2%
Alliant Energy Corp.	134,047	6,331,040
American Electric Power Co., Inc.	153,328	13,117,210
Duke Energy Corp.	182,708	16,648,353
Entergy Corp.	203,935	19,761,302
Evergy, Inc.	119,816	6,927,761
Eversource Energy	145,065	10,395,358
FirstEnergy Corp.	456,771	19,198,085
Pinnacle West Capital Corp.	92,731	8,834,482
PPL Corp.	352,104	10,989,166

		112,202,757

Electrical Equipment 2.8%
Eaton Corp. PLC	189,594	15,702,175
Emerson Electric Co.	205,366	14,578,932

		30,281,107

Equity Real Estate Investment Trusts 3.2%
Iron Mountain, Inc.	335,118	10,884,633
Public Storage	35,807	7,919,792
Welltower, Inc.	224,942	16,764,927

		35,569,352

Food & Staples Retailing 1.0%
Walmart, Inc.	107,421	11,047,176

Food Products 0.5%
Campbell Soup Co.	155,164	6,003,295

Health Care Equipment & Supplies 0.7%
Medtronic PLC	82,632	7,338,548

Health Care Providers & Services 1.1%
CVS Health Corp.	76,205	4,144,028
UnitedHealth Group, Inc.	32,134	7,489,471

		11,633,499

Hotels, Restaurants & Leisure 2.7%
Brinker International, Inc.	106,962	4,574,765
Las Vegas Sands Corp.	186,840	12,527,622
McDonald’s Corp.	62,433	12,334,888

		29,437,275

Household Durables 0.6%
Leggett & Platt, Inc.	180,872	7,119,122

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Household Products 3.1%
Colgate-Palmolive Co.	86,304	$6,282,068
Kimberly-Clark Corp.	102,830	13,201,315
Procter & Gamble Co.	132,670	14,126,702

		33,610,085

Industrial Conglomerates 2.4%
3M Co.	76,664	14,528,594
Honeywell International, Inc.	67,482	11,716,900

		26,245,494

Insurance 6.0%
Allianz S.E., Sponsored ADR	514,154	12,401,394
Arthur J. Gallagher & Co.	226,320	18,924,878
Marsh & McLennan Cos., Inc.	88,140	8,310,721
MetLife, Inc.	301,147	13,891,911
Travelers Cos., Inc.	81,254	11,680,263

		65,209,167

IT Services 2.1%
Automatic Data Processing, Inc.	39,479	6,489,953
International Business Machines Corp.	53,710	7,533,902
Paychex, Inc.	105,126	8,863,173

		22,887,028

Metals & Mining 0.6%
Reliance Steel & Aluminum Co.	71,155	6,543,414

Multi-Utilities 6.0%
Ameren Corp.	221,270	16,101,818
Black Hills Corp.	97,781	7,114,545
CMS Energy Corp.	169,854	9,435,390
Dominion Energy, Inc.	156,082	12,154,105
NiSource, Inc.	221,270	6,146,881
WEC Energy Group, Inc.	190,512	14,941,856

		65,894,595

Multiline Retail 0.9%
Target Corp.	132,211	10,235,776

Oil, Gas & Consumable Fuels 6.4%
Chevron Corp.	88,599	10,637,196
Enterprise Products Partners, L.P.	479,265	13,721,357
Exxon Mobil Corp.	158,378	12,714,586
Magellan Midstream Partners, L.P.	146,901	9,109,331
Occidental Petroleum Corp.	143,687	8,460,291
Royal Dutch Shell PLC, Class A, Sponsored ADR	236,878	15,048,859

		69,691,620

Pharmaceuticals 4.3%
Johnson & Johnson	113,848	16,075,338
Merck & Co., Inc.	188,676	14,850,688

	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.	393,420	$15,976,786

		46,902,812

Semiconductors & Semiconductor Equipment 5.5%
Analog Devices, Inc.	114,766	13,340,400
Broadcom, Inc.	19,739	6,284,898
Intel Corp.	126,702	6,466,870
Maxim Integrated Products, Inc.	118,439	7,106,340
Microchip Technology, Inc. (b)	72,991	7,291,071
Texas Instruments, Inc.	163,886	19,310,687

		59,800,266

Software 2.3%
Microsoft Corp.	144,606	18,885,544
Oracle Corp.	112,471	6,223,020

		25,108,564

Specialty Retail 0.9%
Home Depot, Inc.	50,497	10,286,239

Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	48,661	9,764,803

Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	375,057	6,777,280

Tobacco 3.6%
Altria Group, Inc.	272,226	14,790,039
British American Tobacco PLC, Sponsored ADR	271,767	10,653,266
Philip Morris International, Inc.	156,082	13,510,458

		38,953,763

Trading Companies & Distributors 0.6%
Watsco, Inc.	42,747	6,774,117

Total Common Stocks (Cost $955,685,960)		1,068,685,541

Short-Term Investment 2.2%
Affiliated Investment Company 2.2%
MainStay U.S. Government Liquidity Fund, 2.20% (c)	24,069,007	24,069,007

Total Short-Term Investment (Cost $24,069,007)		24,069,007

Total Investments (Cost $979,754,967)	99.8%	1,092,754,548
Other Assets, Less Liabilities	0.2	1,819,076
Net Assets	100.0%	$1,094,573,624

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $1,182,764 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $1,211,845 (See Note 2(H)).

(c)	Current yield as of April 30, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,068,685,541	$—	$—	$1,068,685,541
Short-Term Investment
Affiliated Investment Company	24,069,007	—	—	24,069,007

Total Investments in Securities	$1,092,754,548	$—	$—	$1,092,754,548

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $955,685,960) including securities on loan of $1,182,764	$1,068,685,541
Investment in affiliated investment company, at value (identified cost $24,069,007)	24,069,007
Receivables:
Dividends	2,646,936
Fund shares sold	695,777
Securities lending income	559
Other assets	96,679

Total assets	1,096,194,499

Liabilities
Payables:
Manager (See Note 3)	615,995
Fund shares redeemed	485,332
Transfer agent (See Note 3)	216,364
NYLIFE Distributors (See Note 3)	153,572
Shareholder communication	83,683
Professional fees	53,415
Custodian	4,792
Trustees	1,253
Accrued expenses	6,435
Dividend payable	34

Total liabilities	1,620,875

Net assets	$1,094,573,624

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$66,574
Additional paid-in capital	981,135,834

981,202,408
Total distributable earnings (loss)	113,371,216

Net assets	$1,094,573,624

Class A
Net assets applicable to outstanding shares	$435,817,269

Shares of beneficial interest outstanding	26,572,343

Net asset value per share outstanding	$16.40
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price per share outstanding	$17.35

Investor Class
Net assets applicable to outstanding shares	$104,185,258

Shares of beneficial interest outstanding	6,382,136

Net asset value per share outstanding	$16.32
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price per share outstanding	$17.27

Class B
Net assets applicable to outstanding shares	$16,524,214

Shares of beneficial interest outstanding	1,043,452

Net asset value and offering price per share outstanding	$15.84

Class C
Net assets applicable to outstanding shares	$33,042,924

Shares of beneficial interest outstanding	2,086,722

Net asset value and offering price per share outstanding	$15.83

Class I
Net assets applicable to outstanding shares	$296,137,765

Shares of beneficial interest outstanding	17,878,172

Net asset value and offering price per share outstanding	$16.56

Class R1
Net assets applicable to outstanding shares	$1,001,776

Shares of beneficial interest outstanding	60,493

Net asset value and offering price per share outstanding	$16.56

Class R2
Net assets applicable to outstanding shares	$2,987,908

Shares of beneficial interest outstanding	182,253

Net asset value and offering price per share outstanding	$16.39

Class R3
Net assets applicable to outstanding shares	$3,992,895

Shares of beneficial interest outstanding	243,531

Net asset value and offering price per share outstanding	$16.40

Class R6
Net assets applicable to outstanding shares	$200,883,615

Shares of beneficial interest outstanding	12,124,420

Net asset value and offering price per share outstanding	$16.57

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$17,502,224
Dividends—affiliated	177,316
Securities lending	1,795
Interest	143

Total income	17,681,478

Expenses
Manager (See Note 3)	3,599,168
Distribution/Service—Class A (See Note 3)	509,858
Distribution/Service—Investor Class (See Note 3)	124,113
Distribution/Service—Class B (See Note 3)	84,625
Distribution/Service—Class C (See Note 3)	191,902
Distribution/Service—Class R2 (See Note 3)	3,439
Distribution/Service—Class R3 (See Note 3)	9,391
Transfer agent (See Note 3)	654,959
Registration	71,939
Shareholder communication	55,725
Professional fees	53,436
Trustees	12,864
Custodian	11,850
Shareholder service (See Note 3)	3,686
Miscellaneous	24,247

Total expenses before waiver/reimbursement	5,411,202
Expense waiver/reimbursement from Manager (See Note 3)	(38,649)

Net expenses	5,372,553

Net investment income (loss)	12,308,925

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(692,226)
Foreign currency transactions	(16)

Net realized gain (loss) on investments and foreign currency transactions	(692,242)

Net change in unrealized appreciation (depreciation) on unaffiliated investments	80,413,431
Net realized and unrealized gain (loss) on investments and foreign currency transactions	79,721,189

Net increase (decrease) in net assets resulting from operations	$92,030,114

(a)	Dividends recorded net of foreign withholding taxes in the amount of $131,509.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,308,925	$24,540,458
Net realized gain (loss) on investments	(692,242)	29,814,908
Net change in unrealized appreciation (depreciation) on investments	80,413,431	(31,608,998)

Net increase (decrease) in net assets resulting from operations	92,030,114	22,746,368

Distributions to shareholders:
Class A	(16,621,958)	(23,260,941)
Investor Class	(3,966,167)	(5,887,552)
Class B	(666,348)	(1,169,399)
Class C	(1,491,814)	(2,397,744)
Class I	(11,463,472)	(28,292,305)
Class R1	(34,123)	(85,762)
Class R2	(110,281)	(287,723)
Class R3	(147,238)	(254,507)
Class R6	(8,173,969)	(3,516,695)

Total distributions to shareholders	(42,675,370)	(65,152,628)

Capital share transactions:
Net proceeds from sale of shares	76,344,347	130,991,054
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	42,021,890	63,780,660
Cost of shares redeemed	(111,124,841)	(345,283,381)

Increase (decrease) in net assets derived from capital share transactions	7,241,396	(150,511,667)

Net increase (decrease) in net assets	56,596,140	(192,917,927)

Net Assets
Beginning of period	1,037,977,484	1,230,895,411

End of period	$1,094,573,624	$1,037,977,484

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$15.70	$16.31	$14.23	$14.06		$14.55	$13.57

Net investment income (loss) (a)	0.18	0.33	0.31	0.29		0.33	0.28

Net realized and unrealized gain (loss) on investments	1.16	(0.06)	2.13	0.69		(0.04)	1.66

Total from investment operations	1.34	0.27	2.44	0.98		0.29	1.94

Less dividends and distributions:

From net investment income	(0.18)	(0.32)	(0.30)	(0.26)		(0.33)	(0.39)

From net realized gain on investments	(0.46)	(0.56)	(0.06)	(0.55)		(0.45)	(0.57)

Total dividends and distributions	(0.64)	(0.88)	(0.36)	(0.81)		(0.78)	(0.96)

Net asset value at end of period	$16.40	$15.70	$16.31	$14.23		$14.06	$14.55

Total investment return (b)	8.82%	1.62%	17.34%	7.43%		2.06%	15.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.29%††	2.06%	1.92%	2.04	%(c)	2.36%	2.05%

Net expenses (d)	1.09%††	1.07%	1.08%	1.16	%(e)	1.24%	1.26%

Expenses (before waiver/reimbursement) (d)	1.09%††	1.07%	1.08%	1.33%		1.76%	1.63%

Portfolio turnover rate	7%	17%	28%	14%		19%	16%

Net assets at end of period (in 000’s)	$435,817	$405,863	$435,116	$26,701		$12,473	$10,219

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.17%.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$15.63	$16.24	$14.17	$14.01		$14.50	$13.52

Net investment income (loss) (a)	0.16	0.30	0.30	0.27		0.32	0.25

Net realized and unrealized gain (loss) on investments	1.16	(0.06)	2.10	0.68		(0.05)	1.65

Total from investment operations	1.32	0.24	2.40	0.95		0.27	1.90

Less dividends and distributions:

From net investment income	(0.17)	(0.29)	(0.27)	(0.24)		(0.31)	(0.35)

From net realized gain on investments	(0.46)	(0.56)	(0.06)	(0.55)		(0.45)	(0.57)

Total dividends and distributions	(0.63)	(0.85)	(0.33)	(0.79)		(0.76)	(0.92)

Net asset value at end of period	$16.32	$15.63	$16.24	$14.17		$14.01	$14.50

Total investment return (b)	8.68%	1.45%	17.12%	7.30%		1.86%	14.86%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.07%††	1.90%	1.89%	1.92	%(c)	2.26%	1.85%

Net expenses (d)	1.31%††	1.24%	1.28%	1.34	%(e)	1.35%	1.46%

Expenses (before waiver/reimbursement) (d)	1.36%††	1.29%	1.28%	1.51%		1.87%	1.83%

Portfolio turnover rate	7%	17%	28%	14%		19%	16%

Net assets at end of period (in 000’s)	$104,185	$98,939	$114,150	$2,861		$1,869	$1,610

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.35%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Class B	Six months ended April 30, 2019*	Year ended October 31, 2018	May 8, 2017** through October 31, 2017

Net asset value at beginning of period	$15.18	$15.79	$14.97

Net investment income (loss) (a)	0.10	0.18	0.07

Net realized and unrealized gain (loss) on investments	1.13	(0.06)	0.84

Total from investment operations	1.23	0.12	0.91

Less dividends and distributions:

From net investment income	(0.11)	(0.17)	(0.09)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.57)	(0.73)	(0.09)

Net asset value at end of period	$15.84	$15.18	$15.79

Total investment return (b)	8.32%	0.70%	6.11%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.36%††	1.18%	0.98%††

Net expenses (c)	2.06%††	1.99%	2.04%††

Expenses (before waiver/reimbursement) (c)	2.11%††	2.04%	2.04%††

Portfolio turnover rate	7%	17%	28%

Net assets at end of period (in 000’s)	$16,524	$17,984	$26,167

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$15.17	$15.79	$13.80	$13.66		$14.16	$13.18

Net investment income (loss) (a)	0.10	0.18	0.16	0.15		0.20	0.15

Net realized and unrealized gain (loss) on investments	1.13	(0.07)	2.06	0.69		(0.04)	1.62

Total from investment operations	1.23	0.11	2.22	0.84		0.16	1.77

Less dividends and distributions:

From net investment income	(0.11)	(0.17)	(0.17)	(0.15)		(0.21)	(0.22)

From net realized gain on investments	(0.46)	(0.56)	(0.06)	(0.55)		(0.45)	(0.57)

Total dividends and distributions	(0.57)	(0.73)	(0.23)	(0.70)		(0.66)	(0.79)

Net asset value at end of period	$15.83	$15.17	$15.79	$13.80		$13.66	$14.16

Total investment return (b)	8.32%	0.63%	16.20%	6.55%		1.13%	14.08%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.39%††	1.16%	1.06%	1.09	%(c)	1.45%	1.10%

Net expenses (d)	2.06%††	1.99%	2.04%	2.07	%(e)	2.10%	2.21%

Expenses (before waiver/reimbursement) (d)	2.11%††	2.04%	2.04%	2.24%		2.62%	2.58%

Portfolio turnover rate	7%	17%	28%	14%		19%	16%

Net assets at end of period (in 000’s)	$33,043	$40,888	$54,550	$8,416		$3,762	$2,612

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.08%.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$15.85	$16.46	$14.35	$14.17		$14.67	$13.68

Net investment income (loss) (a)	0.20	0.39	0.37	0.31		0.38	0.32

Net realized and unrealized gain (loss) on investments	1.17	(0.08)	2.13	0.72		(0.07)	1.67

Total from investment operations	1.37	0.31	2.50	1.03		0.31	1.99

Less dividends and distributions:

From net investment income	(0.20)	(0.36)	(0.33)	(0.30)		(0.36)	(0.43)

From net realized gain on investments	(0.46)	(0.56)	(0.06)	(0.55)		(0.45)	(0.57)

Total dividends and distributions	(0.66)	(0.92)	(0.39)	(0.85)		(0.81)	(1.00)

Net asset value at end of period	$16.56	$15.85	$16.46	$14.35		$14.17	$14.67

Total investment return (b)	8.93%	1.86%	17.66%	7.76%		2.23%	15.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54%††	2.37%	2.31%	2.18	%(c)	2.67%	2.32%

Net expenses (d)	0.84%††	0.81%	0.83%	0.87	%(e)	0.99%	1.01%

Expenses (before waiver/reimbursement) (d)	0.84%††	0.81%	0.83%	1.04%		1.51%	1.38%

Portfolio turnover rate	7%	17%	28%	14%		19%	16%

Net assets at end of period (in 000’s)	$296,138	$276,587	$587,427	$63,995		$6,496	$7,618

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.89%.

Class R1	Six months ended April 30, 2019*	Year ended October 31, 2018	May 8, 2017** through October 31, 2017

Net asset value at beginning of period	$15.84	$16.45	$15.59

Net investment income (loss) (a)	0.18	0.37	0.17

Net realized and unrealized gain (loss) on investments	1.20	(0.07)	0.86

Total from investment operations	1.38	0.30	1.03

Less dividends and distributions:

From net investment income	(0.20)	(0.35)	(0.17)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.66)	(0.91)	(0.17)

Net asset value at end of period	$16.56	$15.84	$16.45

Total investment return (b)	8.95%	1.69%	6.70%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.34%††	2.31%	2.15%††

Net expenses (c)	0.94%††	0.92%	0.92%††

Portfolio turnover rate	7%	17%	28%

Net assets at end of period (in 000’s)	$1,002	$778	$1,835

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2019*	Year ended October 31, 2018	May 8, 2017** through October 31, 2017

Net asset value at beginning of period	$15.69	$16.30	$15.46

Net investment income (loss) (a)	0.17	0.32	0.15

Net realized and unrealized gain (loss) on investments	1.17	(0.06)	0.84

Total from investment operations	1.34	0.26	0.99

Less dividends and distributions:

From net investment income	(0.18)	(0.31)	(0.15)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.64)	(0.87)	(0.15)

Net asset value at end of period	$16.39	$15.69	$16.30

Total investment return (b)	8.77%	1.51%	6.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.17%††	2.02%	1.85%††

Net expenses (c)	1.19%††	1.17%	1.17%††

Portfolio turnover rate	7%	17%	28%

Net assets at end of period (in 000’s)	$2,988	$2,665	$5,506

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2019*	Year ended October 31, 2018	May 8, 2017** through October 31, 2017

Net asset value at beginning of period	$15.69	$16.30	$15.46

Net investment income (loss) (a)	0.15	0.28	0.12

Net realized and unrealized gain (loss) on investments	1.18	(0.07)	0.86

Total from investment operations	1.33	0.21	0.98

Less dividends and distributions:

From net investment income	(0.16)	(0.26)	(0.14)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.62)	(0.82)	(0.14)

Net asset value at end of period	$16.40	$15.69	$16.30

Total investment return (b)	8.70%	1.25%	6.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.95%††	1.75%	1.55%††

Net expenses (c)	1.44%††	1.42%	1.42%††

Portfolio turnover rate	7%	17%	28%

Net assets at end of period (in 000’s)	$3,993	$3,817	$5,422

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2019*	Year ended October 31, 2018	May 8, 2017** through October 31, 2017

Net asset value at beginning of period	$15.85	$16.46	$15.59

Net investment income (loss) (a)	0.21	0.37	0.23

Net realized and unrealized gain (loss) on investments	1.18	(0.04)	0.82

Total from investment operations	1.39	0.33	1.05

Less dividends and distributions:

From net investment income	(0.21)	(0.38)	(0.18)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.67)	(0.94)	(0.18)

Net asset value at end of period	$16.57	$15.85	$16.46

Total investment return (b)	9.05%	1.95%	6.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.65%††	2.31%	2.94%††

Net expenses (c)	0.73%††	0.73%	0.72%††

Expenses (before waiver/reimbursement) (c)	0.73%††	0.73%	0.72%††

Portfolio turnover rate	7%	17%	28%

Net assets at end of period (in 000’s)	$200,884	$190,456	$723

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class B, Class R1, Class R2, Class R3 and Class R6 shares were registered for sale effective as of February 16, 2017, but were not offered for sale until May 8, 2017.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to

Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current

22	MainStay Epoch U.S. Equity Yield Fund

day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at

23

Notes to Financial Statements (Unaudited) (continued)

the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis

24	MainStay Epoch U.S. Equity Yield Fund

to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $1,182,764 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $1,211,845.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended April 30, 2019, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

Effective February 28, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments would apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6.

25

Notes to Financial Statements (Unaudited) (continued)

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $3,599,168 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $38,649.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$433
Class R2	1,375
Class R3	1,878

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $20,355 and $9,257, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,619, $3,705 and $1,274, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$213,987
Investor Class	185,910
Class B	31,706
Class C	71,928
Class I	147,561
Class R1	453
Class R2	1,443
Class R3	1,971

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

26	MainStay Epoch U.S. Equity Yield Fund

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$9,174	$103,211	$(88,316)	$—	$—	$24,069	$177	$—	24,069

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$977,694,871	$154,844,651	$(39,784,974)	$115,059,677

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$44,500,319
Long-Term Capital Gain	20,652,309
Total	$65,152,628

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $73,610 and $112,448, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,214,278	$18,965,275
Shares issued to shareholders in reinvestment of dividends and distributions	1,050,885	16,344,432
Shares redeemed	(1,898,649)	(29,656,693)

Net increase (decrease) in shares outstanding before conversion	366,514	5,653,014
Shares converted into Class A (See Note 1)	403,935	6,387,757
Shares converted from Class A (See Note 1)	(54,457)	(871,443)

Net increase (decrease)	715,992	$11,169,328

Year ended October 31, 2018:
Shares sold	1,390,046	$22,383,881
Shares issued to shareholders in reinvestment of dividends and distributions	1,422,621	22,836,016
Shares redeemed	(4,636,014)	(74,641,826)

Net increase (decrease) in shares outstanding before conversion	(1,823,347)	(29,421,929)
Shares converted into Class A (See Note 1)	1,192,156	19,507,109
Shares converted from Class A (See Note 1)	(191,724)	(3,004,542)

Net increase (decrease)	(822,915)	$(12,919,362)

27

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	162,804	$2,511,531
Shares issued to shareholders in reinvestment of dividends and distributions	254,917	3,944,690
Shares redeemed	(295,026)	(4,610,473)

Net increase (decrease) in shares outstanding before conversion	122,695	1,845,748
Shares converted into Investor Class (See Note 1)	166,086	2,612,268
Shares converted from Investor Class (See Note 1)	(237,997)	(3,734,568)

Net increase (decrease)	50,784	$723,448

Year ended October 31, 2018:
Shares sold	273,983	$4,385,059
Shares issued to shareholders in reinvestment of dividends and distributions	366,306	5,859,004
Shares redeemed	(624,552)	(9,996,110)

Net increase (decrease) in shares outstanding before conversion	15,737	247,953
Shares converted into Investor Class (See Note 1)	393,556	6,274,131
Shares converted from Investor Class (See Note 1)	(1,107,253)	(18,054,753)

Net increase (decrease)	(697,960)	$(11,532,669)

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	6,857	$104,826
Shares issued to shareholders in reinvestment of dividends and distributions	43,909	658,821
Shares redeemed	(84,838)	(1,281,684)

Net increase (decrease) in shares outstanding before conversion	(34,072)	(518,037)
Shares converted from Class B (See Note 1)	(107,593)	(1,617,901)

Net increase (decrease)	(141,665)	$(2,135,938)

Year ended October 31, 2018:
Shares sold	23,715	$370,990
Shares issued to shareholders in reinvestment of dividends and distributions	74,097	1,153,505
Shares redeemed	(269,767)	(4,181,673)

Net increase (decrease) in shares outstanding before conversion	(171,955)	(2,657,178)
Shares converted from Class B (See Note 1)	(300,155)	(4,721,945)

Net increase (decrease)	(472,110)	$(7,379,123)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	260,308	$3,817,356
Shares issued to shareholders in reinvestment of dividends and distributions	89,824	1,347,488
Shares redeemed	(778,246)	(11,821,579)

Net increase (decrease) in shares outstanding before conversion	(428,114)	(6,656,735)
Shares converted from Class C (See Note 1)	(179,869)	(2,768,668)

Net increase (decrease)	(607,983)	$(9,425,403)

Year ended October 31, 2018:
Shares sold	133,645	$2,076,447
Shares issued to shareholders in reinvestment of dividends and distributions	137,185	2,135,569
Shares redeemed	(1,031,089)	(16,045,633)

Net increase (decrease)	(760,259)	$(11,833,617)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,960,952	$45,192,887
Shares issued to shareholders in reinvestment of dividends and distributions	716,938	11,263,471
Shares redeemed	(3,052,052)	(47,952,374)

Net increase (decrease) in shares outstanding before conversion	625,838	8,503,984
Shares converted into Class I (See Note 1)	1,428	22,932
Shares converted from Class I (See Note 1)	(203,456)	(3,267,504)

Net increase (decrease)	423,810	$5,259,412

Year ended October 31, 2018:
Shares sold	3,609,133	$58,307,006
Shares issued to shareholders in reinvestment of dividends and distributions	1,706,344	27,675,037
Shares redeemed	(12,137,233)	(195,757,589)

Net increase (decrease) in shares outstanding before conversion	(6,821,756)	(109,775,546)
Shares converted from Class I (See Note 1)	(11,417,875)	(182,571,817)

Net increase (decrease)	(18,239,631)	$(292,347,363)

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	21,210	$337,988
Shares issued to shareholders in reinvestment of dividends and distributions	2,169	34,123
Shares redeemed	(11,982)	(194,237)

Net increase (decrease)	11,397	$177,874

Year ended October 31, 2018:
Shares sold	6,326	$102,560
Shares issued to shareholders in reinvestment of dividends and distributions	5,271	85,508
Shares redeemed	(74,019)	(1,207,071)

Net increase (decrease)	(62,422)	$(1,019,003)

28	MainStay Epoch U.S. Equity Yield Fund

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	30,471	$489,705
Shares issued to shareholders in reinvestment of dividends and distributions	6,998	108,837
Shares redeemed	(25,066)	(401,965)

Net increase (decrease)	12,403	$196,577

Year ended October 31, 2018:
Shares sold	24,291	$389,058
Shares issued to shareholders in reinvestment of dividends and distributions	17,748	284,889
Shares redeemed	(209,893)	(3,398,185)

Net increase (decrease)	(167,854)	$(2,724,238)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	13,830	$218,356
Shares issued to shareholders in reinvestment of dividends and distributions	9,397	146,059
Shares redeemed	(22,942)	(360,794)

Net increase (decrease)	285	$3,621

Year ended October 31, 2018:
Shares sold	33,290	$536,567
Shares issued to shareholders in reinvestment of dividends and distributions	14,585	234,437
Shares redeemed	(137,196)	(2,195,366)

Net increase (decrease)	(89,321)	$(1,424,362)

Class R6	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	314,193	$4,706,423
Shares issued to shareholders in reinvestment of dividends and distributions	520,280	8,173,969
Shares redeemed	(927,856)	(14,845,042)

Net increase (decrease) in shares outstanding before conversion	(93,383)	(1,964,650)
Shares converted into Class R6 (See Note 1)	203,456	3,267,504
Shares converted from Class R6 (See Note 1)	(1,890)	(30,377)

Net increase (decrease)	108,183	$1,272,477

Year ended October 31, 2018:
Shares sold	2,680,673	$42,439,486
Shares issued to shareholders in reinvestment of dividends and distributions	219,887	3,516,695
Shares redeemed	(2,346,104)	(37,859,928)

Net increase (decrease) in shares outstanding before conversion	554,456	8,096,253
Shares converted into Class R6 (See Note 1)	11,417,875	182,571,817

Net increase (decrease)	11,972,331	$190,668,070

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the

30	MainStay Epoch U.S. Equity Yield Fund

performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Epoch believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Epoch, due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution

32	MainStay Epoch U.S. Equity Yield Fund

expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board considered that New York Life Investments proposed to remove the expense limitation for Class A shares of the Fund, effective February 28, 2019, which included the application an equivalent waiver or reimbursement as the Class A shares waiver/reimbursement to other applicable share classes of the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

34	MainStay Epoch U.S. Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1736843 MS065-19	MSEUE10-06/19 (NYLIM) NL239

MainStay MacKay Small Cap Core Fund (Formerly known as MainStay Epoch U.S. Small Cap Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 20192

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–1.20 4.55%	–6.48 –1.04%	4.64 5.83%	12.47 13.11%	1.18 1.18%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.33 4.41	–6.72 –1.30	4.37 5.55	12.18 12.82	1.51 1.51
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–0.35 4.00	–6.13 –2.03	4.44 4.77	11.98 11.98	2.26 2.26
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	3.19 4.06	–2.84 –2.02	4.76 4.76	11.98 11.98	2.26 2.26
Class I Shares	No Sales Charge		1/12/1987	4.71	–0.76	6.10	13.41	0.93
Class R1 Shares	No Sales Charge		7/31/2012	4.65	–0.87	6.00	10.52	1.03
Class R2 Shares	No Sales Charge		7/31/2012	4.53	–1.11	5.73	10.25	1.28
Class R3 Shares	No Sales Charge		2/29/2016	4.36	–1.39	9.64	9.64	1.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of April 1, 2019. Therefore, the performance information shown in this report prior to April 1, 2019 reflects the Fund’s prior subadvisor, investment objective and principal investment strategies.

3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 2000 Index[5]	6.06%	4.61%	8.63%	14.10%

Russell 2500TM Index[6]	8.76	7.89	9.04	14.97

Morningstar Small Blend Category Average[7]	5.23	3.23	7.00	13.39

5.

The Fund has selected the Russell 2000® Index as its primary benchmark as a replacement for the Russell 2500TM Index because it believes that the Russell 2000® Index is more reflective of its current investment style. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

6.

The Russell 2500TM Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Small Cap Core Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Small Cap Core Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,045.50	$6.34	$1,018.60	$6.26	1.25%

Investor Class Shares	$1,000.00	$1,044.10	$7.81	$1,017.16	$7.70	1.54%

Class B Shares	$1,000.00	$1,040.00	$11.58	$1,013.44	$11.43	2.29%

Class C Shares	$1,000.00	$1,040.60	$11.59	$1,013.44	$11.43	2.29%

Class I Shares	$1,000.00	$1,047.10	$5.08	$1,019.84	$5.01	1.00%

Class R1 Shares	$1,000.00	$1,046.50	$5.58	$1,019.34	$5.51	1.10%

Class R2 Shares	$1,000.00	$1,045.30	$6.85	$1,018.10	$6.76	1.35%

Class R3 Shares	$1,000.00	$1,043.60	$8.11	$1,016.86	$8.00	1.60%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

Banks	7.1%

Software	6.8

Biotechnology	6.3

Equity Real Estate Investment Trusts	4.8

Oil, Gas & Consumable Fuels	3.9

Insurance	3.6

Machinery	3.3

Health Care Equipment & Supplies	2.9

Specialty Retail	2.9

Hotels, Restaurants & Leisure	2.5

Pharmaceuticals	2.5

Thrifts & Mortgage Finance	2.4

Media	2.3

Semiconductors & Semiconductor Equipment	2.3

Electronic Equipment, Instruments & Components	2.1

Electrical Equipment	2.0

IT Services	2.0

Commercial Services & Supplies	1.9

Trading Companies & Distributors	1.9

Health Care Providers & Services	1.8

Life Sciences Tools & Services	1.8

Professional Services	1.8

Water Utilities	1.8

Chemicals	1.6

Exchange-Traded Funds	1.6

Household Durables	1.6

Textiles, Apparel & Luxury Goods	1.5

Aerospace & Defense	1.4

Diversified Consumer Services	1.4

Health Care Technology	1.4

Construction & Engineering	1.3

Entertainment	1.3

Interactive Media & Services	1.3

Mortgage Real Estate Investment Trusts	1.3%

Internet & Direct Marketing Retail	1.2

Beverages	1.1

Building Products	1.1

Energy Equipment & Services	1.1

Food & Staples Retailing	1.0

Real Estate Management & Development	0.9

Metals & Mining	0.8

Tobacco	0.7

Auto Components	0.6

Communications Equipment	0.6

Consumer Finance	0.6

Gas Utilities	0.5

Distributors	0.4

Food Products	0.4

Road & Rail	0.4

Electric Utilities	0.3

Paper & Forest Products	0.3

Air Freight & Logistics	0.2

Capital Markets	0.2

Diversified Financial Services	0.2

Diversified Telecommunication Services	0.2

Personal Products	0.2

Technology Hardware, Storage & Peripherals	0.2

Airlines	0.1

Household Products	0.1

Wireless Telecommunication Services	0.1

Leisure Products	0.0 ‡

Short-Term Investment	0.1

Investment of Cash Collateral For Securities Loaned	1.4

Other Assets, Less Liabilities	–1.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings Held as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Nexstar Media Group, Inc., Class A

3.	Deckers Outdoor Corp.

4.	IberiaBank Corp.

5.	Trade Desk, Inc., Class A
6.	Horizon Pharma PLC

7.	Americold Realty Trust

8.	Performance Food Group Co.

9.	Amedisys, Inc.

10.	Radian Group, Inc.

8	MainStay MacKay Small Cap Core Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, and Justin Howell, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s former Subadvisor, and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”) the Fund’s current Subadvisor.

How did MainStay MacKay Small Cap Core Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Small Cap Core Fund returned 4.71%, underperforming the 6.06% return of the Fund’s primary benchmark, the Russell 2000® Index, and the 8.76% return of the Russell 2500™ Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares also underperformed the 5.23% return of the Morningstar Small Blend Category Average.1

Were there any changes to the Fund during the reporting period?

At a shareholder meeting held on March 29, 2019, shareholders approved a subadvisory agreement between MacKay Shields LLC and New York Life Investments, replacing Epoch Investment Partners as subadvisor, effective April 1, 2019. Additionally, as previously supplemented, the Fund was renamed MainStay MacKay Small Cap Core Fund and the Fund’s investment objective, principal investment strategies/investment process, primary benchmark and principal risks were all modified, among other changes. For more information on these and other changes refer to the supplements dated December 14, 2018, and February 28, 2019.

What factors affected the Fund’s relative performance during the reporting period?

Epoch

Epoch subadvised the Fund from November 1, 2018, through March 31, 2019. During this portion of the reporting period, disappointing security selection in several sectors undermined the Fund’s performance relative to Russell 2500™ Index, which was the Fund’s primary benchmark at that time. Certain individual holdings in the financials and information technology sectors detracted most notably from the Fund’s relative performance. Overweight exposure to the consumer discretionary sector and underweight exposure to the information technology sector further undermined relative performance. During the same period, the Fund’s relative performance benefited from good security selections in the consumer discretionary, energy and industrials sectors.

MacKay Shields

MacKay Shields subadvised the Fund from April 1 through April 30, 2019. During this portion of the reporting period, the rise in U.S. equity markets was led by risky assets. In this investment climate, the efficacy of the Fund’s stock selection model proved broadly negative relative to the Russell 2000® Index, particularly in the consumer discretionary, information technology and health care sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Epoch

Investments in the consumer discretionary, energy and industrials sectors contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Investments in financials, information technology and real estate detracted from relative performance.

MacKay Shields

The strongest positive contributors to the Fund’s relative performance included the real estate, materials and energy sectors. Conversely, the weakest contributing sectors were consumer discretionary, information technology and health care.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Epoch

The Fund’s holdings in residential construction firm LGI Homes rose sharply after the company reported home closings for December 2018 that were better than expected, and provided positive guidance for 2019. Shares of organic light-emitting diode (OLED) display maker Universal Display rose after the company increased its guidance for 2019 sales growth. Among notable detractors, shares of Internet-based postage provider Stamps.com declined after the company announced its intent to end its exclusive partnership with the U.S. Postal Service as part of a strategic initiative to seek contractual arrangements with Amazon, FedEx, UPS and DHL. Shares in fitness program provider Tivity lost ground after the company agreed to purchase Nutrisystem, an acquisition we viewed as a poor strategic choice, leading us to sell the Fund’s position.

MacKay Shields

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance included operations support services company Vectrus, materials distributor Global Brass and Copper and online travel company Travelzoo. The stocks that detracted the most included retailer Office Depot, health care provider Tenet Healthcare and pharmaceutical company Mallinckrodt.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

Epoch

The Fund’s largest purchases included shares in fast-growing mid-market HVAC installer Comfort Systems USA and in domestic pure-play oil and gas producer Magnolia Oil & Gas. Significant sales included biotechnology developer Bio-Techne, which reached the Fund’s price target, and semiconductor maker Inphi, which declined in concert with a general sell-off in semiconductor stocks and a U.S. government ban prohibiting select technology component sales to China.

MacKay Shields

During the reporting period, the Fund made its largest initial purchase in television broadcaster Nexstar Media Group, and its largest increased purchase in real estate investment trust CareTrust REIT. During the same period, the Fund sold its full position in management consulting company FTI Consulting, while its most significantly reduced position size was in energy provider New Jersey Resources.

How did the Fund’s sector weightings change during the reporting period?

Epoch

Relative to the Russell 2500™ Index, from November 1, 2018, through March 31, 2019, the Fund increased its exposure to the health care and materials sectors and decreased its exposure to financials and industrials.

MacKay Shields

From April 1 through April 30, 2019, the Fund made its largest sector increases relative to the Russell 2000® Index in energy and health care, and its largest sector decreases relative to the Index in financials and consumer staples.

How was the Fund positioned at the end of the reporting period?

Epoch

As of March 31, 2019, the Fund held its largest overweight exposure relative to the Russell 2500™ Index in the consumer discretionary and industrials sectors. As of the same date, the Fund held relatively underweight exposures in the real estate and information technology sectors.

MacKay Shields

As of April 30, 2019, the Fund’s most overweight sector positions relative to the Russell 2000® Index included communication services, health care and energy, while its most underweight positions were in the financials, real estate and information technology sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Small Cap Core Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 1.4%
Aerojet Rocketdyne Holdings, Inc. (a)	50,719	$1,717,345
Ducommun, Inc. (a)	31,736	1,287,847
National Presto Industries, Inc.	11,982	1,276,083
Vectrus, Inc. (a)	36,503	1,480,197

		5,761,472

Air Freight & Logistics 0.2%
Radiant Logistics, Inc. (a)	97,687	638,873

Airlines 0.1%
Spirit Airlines, Inc. (a)	4,257	231,496

Auto Components 0.6%
Cooper Tire & Rubber Co.	40,900	1,221,274
Shiloh Industries, Inc. (a)	25,047	143,269
Tower International, Inc.	43,199	1,008,265

		2,372,808

Banks 7.1%
ACNB Corp.	200	7,574
Amalgamated Bank, Class A	4,900	83,055
Banc of California, Inc.	6,200	89,962
Bancorp, Inc. (a)	140,455	1,434,046
Bank of Commerce Holdings	18,998	205,558
Bank of Princeton	1,000	30,100
BayCom Corp. (a)	6,502	149,871
BCB Bancorp, Inc.	22,417	296,353
Berkshire Hills Bancorp, Inc.	8,000	239,920
Boston Private Financial Holdings, Inc.	9,100	104,195
Bridge Bancorp, Inc.	30,174	935,092
Capstar Financial Holdings, Inc.	3,000	46,470
Cathay General Bancorp	9,800	360,542
Central Valley Community Bancorp	8,647	176,918
Century Bancorp, Inc., Class A	5,365	491,810
Civista Bancshares, Inc.	16,829	370,238
County Bancorp, Inc.	284	5,092
Customers Bancorp, Inc. (a)	62,478	1,415,127
Esquire Financial Holdings, Inc. (a)	200	5,028
Farmers National Banc Corp.	17,863	257,049
Financial Institutions, Inc.	38,731	1,065,102
First BanCorp	75,733	855,783
First Bank	5,644	64,398
First Business Financial Services, Inc.	10,699	246,398
First Choice Bancorp	2,939	62,483
First Financial Corp.	5,459	224,747
First Financial Northwest, Inc.	17,229	288,241
First Foundation, Inc.	93,960	1,335,172
First Internet Bancorp	40,856	894,338
First Midwest Bancorp, Inc.	25,373	544,758
First of Long Island Corp.	10,385	241,659

	Shares	Value
Banks (continued)
Flushing Financial Corp.	37,153	$839,658
Franklin Financial Network, Inc.	44,495	1,230,287
Great Southern Bancorp, Inc.	8,534	494,545
Hancock Whitney Corp.	5,600	244,944
Hanmi Financial Corp.	54,974	1,303,983
Hope Bancorp, Inc.	49,400	694,564
IberiaBank Corp.	26,493	2,106,193
LCNB Corp.	12,614	214,438
Mercantile Bank Corp.	1,000	33,800
Metropolitan Bank Holding Corp. (a)	10,903	435,139
MidWestOne Financial Group, Inc.	19,903	560,866
Northeast Bancorp	6,323	138,600
Northrim BanCorp, Inc.	11	390
OFG Bancorp	69,617	1,404,871
Orrstown Financial Services, Inc.	4,301	89,203
Pacific City Financial Corp.	6,266	114,793
Pacific Premier Bancorp, Inc.	10,200	296,514
Peapack-Gladstone Financial Corp.	40,408	1,169,003
Preferred Bank	5,500	270,545
RBB Bancorp	38,986	754,769
Renasant Corp.	11,898	431,421
Republic Bancorp, Inc., Class A	14,231	672,557
SmartFinancial, Inc. (a)	12,764	265,364
Southern National Bancorp of Virginia, Inc.	21,380	318,990
TriState Capital Holdings, Inc. (a)	44,206	1,028,232
Unity Bancorp, Inc.	2,852	61,603
Univest Financial Corp.	2,741	69,128
WesBanco, Inc.	32,137	1,295,764
West Bancorp., Inc.	6,140	128,756

		29,195,999

Beverages 1.1%
Boston Beer Co., Inc., Class A (a)	3,700	1,147,037
Coca-Cola Consolidated, Inc.	4,818	1,565,995
Craft Brew Alliance, Inc. (a)	33,322	470,173
Primo Water Corp. (a)	83,899	1,321,409

		4,504,614

Biotechnology 6.3%
ACADIA Pharmaceuticals, Inc. (a)	27,772	667,917
Acceleron Pharma, Inc. (a)	14,520	591,400
Acorda Therapeutics, Inc. (a)	21,076	220,244
Aimmune Therapeutics, Inc. (a)(b)	19,712	397,000
Amicus Therapeutics, Inc. (a)	59,201	789,741
Anaptysbio, Inc. (a)	7,431	540,382
Arena Pharmaceuticals, Inc. (a)	16,289	745,222
Array BioPharma, Inc. (a)	52,064	1,177,167
Arrowhead Pharmaceuticals, Inc. (a)	26,626	478,735
Atara Biotherapeutics, Inc. (a)	13,839	464,990
Audentes Therapeutics, Inc. (a)	11,641	439,913
Blueprint Medicines Corp. (a)	10,669	806,683
Clovis Oncology, Inc. (a)	16,278	297,399

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Editas Medicine, Inc. (a)	19,134	$473,566
Emergent BioSolutions, Inc. (a)	13,037	673,752
Enanta Pharmaceuticals, Inc. (a)	5,383	469,344
FibroGen, Inc. (a)	20,447	955,488
Global Blood Therapeutics, Inc. (a)	14,454	800,752
Halozyme Therapeutics, Inc. (a)	53,723	866,552
Heron Therapeutics, Inc. (a)	22,851	495,410
Immunomedics, Inc. (a)(b)	38,991	624,636
Insmed, Inc. (a)	21,236	646,424
Intercept Pharmaceuticals, Inc. (a)(b)	6,065	522,682
Invitae Corp. (a)	20,800	491,296
Iovance Biotherapeutics, Inc. (a)	42,320	482,448
Ironwood Pharmaceuticals, Inc. (a)	54,172	644,105
Ligand Pharmaceuticals, Inc. (a)	5,883	740,376
Madrigal Pharmaceuticals, Inc. (a)	2,667	282,915
Momenta Pharmaceuticals, Inc. (a)	30,117	421,337
Myriad Genetics, Inc. (a)	18,213	573,345
OPKO Health, Inc. (a)(b)	124,469	297,481
Portola Pharmaceuticals, Inc. (a)(b)	18,452	651,356
Prothena Corp. PLC (a)	30,095	312,988
PTC Therapeutics, Inc. (a)	15,683	586,858
Puma Biotechnology, Inc. (a)	9,948	319,530
Radius Health, Inc. (a)	23,606	519,804
REGENXBIO, Inc. (a)	8,912	449,165
Repligen Corp. (a)	13,937	939,075
Retrophin, Inc. (a)	21,673	413,521
Sangamo Therapeutics, Inc. (a)	36,833	430,578
Spark Therapeutics, Inc. (a)	7,587	809,457
Spectrum Pharmaceuticals, Inc. (a)	35,697	334,481
Ultragenyx Pharmaceutical, Inc. (a)	14,936	985,776
Vanda Pharmaceuticals, Inc. (a)	19,022	309,868
Xencor, Inc. (a)	16,643	511,106

		25,652,265

Building Products 1.1%
Armstrong Flooring, Inc. (a)	86,654	1,255,616
Builders FirstSource, Inc. (a)	84,400	1,163,032
JELD-WEN Holding, Inc. (a)	1,000	19,750
Patrick Industries, Inc. (a)	27,839	1,388,331
Quanex Building Products Corp.	48,072	803,764

		4,630,493

Capital Markets 0.2%
Donnelley Financial Solutions, Inc. (a)	7,127	109,114
GAIN Capital Holdings, Inc. (b)	41,692	219,717
INTL FCStone, Inc. (a)	10,919	442,875
Ladenburg Thalmann Financial Services, Inc.	30,510	111,972

		883,678

Chemicals 1.6%
AdvanSix, Inc. (a)	45,720	1,382,116

	Shares	Value
Chemicals (continued)
FutureFuel Corp.	42,786	$628,526
Hawkins, Inc.	10,139	374,231
Intrepid Potash, Inc. (a)	34,242	127,380
OMNOVA Solutions, Inc. (a)	30,818	228,053
Rayonier Advanced Materials, Inc.	39,530	586,625
Stepan Co.	17,066	1,579,288
Tredegar Corp.	67,103	1,209,196
Trinseo S.A.	13,973	628,086

		6,743,501

Commercial Services & Supplies 1.9%
ABM Industries, Inc.	45,182	1,715,560
CECO Environmental Corp. (a)	28,575	221,742
Herman Miller, Inc.	18,257	708,737
HNI Corp.	18,558	681,264
LSC Communications, Inc.	29,400	205,506
Quad/Graphics, Inc.	104,768	1,279,217
R.R. Donnelley & Sons Co.	280,151	1,294,298
Steelcase, Inc., Class A	86,328	1,492,611

		7,598,935

Communications Equipment 0.6%
ADTRAN, Inc.	4,291	73,548
CalAmp Corp. (a)	5,983	87,412
Ciena Corp. (a)	27,871	1,069,132
Clearfield, Inc. (a)	1,021	15,049
Comtech Telecommunications Corp.	1,993	46,895
DASAN Zhone Solutions, Inc. (a)	1,590	18,221
Digi International, Inc. (a)	17,624	226,821
NetScout Systems, Inc. (a)	14,414	423,772
Viavi Solutions, Inc. (a)	44,291	589,070

		2,549,920

Construction & Engineering 1.3%
Comfort Systems USA, Inc.	28,494	1,541,525
Great Lakes Dredge & Dock Corp. (a)	136,463	1,396,017
HC2 Holdings, Inc. (a)(b)	14,106	30,187
MYR Group, Inc. (a)	29,835	1,078,535
Orion Group Holdings, Inc. (a)	37,014	95,866
Sterling Construction Co., Inc. (a)	96,226	1,304,825

		5,446,955

Consumer Finance 0.6%
Elevate Credit, Inc. (a)	13,857	62,079
Enova International, Inc. (a)	43,368	1,189,584
EZCORP, Inc., Class A (a)	108,934	1,184,113

		2,435,776

Distributors 0.4%
Core-Mark Holding Co., Inc.	41,916	1,523,647

Diversified Consumer Services 1.4%
Adtalem Global Education, Inc. (a)	700	34,524

12	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Consumer Services (continued)
American Public Education, Inc. (a)	27,517	$880,544
Career Education Corp. (a)	40,300	731,445
Houghton Mifflin Harcourt Co. (a)	182,552	1,301,596
K12, Inc. (a)	42,418	1,277,630
Laureate Education, Inc., Class A (a)	94,767	1,491,633

		5,717,372

Diversified Financial Services 0.2%
Cannae Holdings, Inc. (a)	33,249	853,502
Marlin Business Services Corp.	2,190	47,720

		901,222

Diversified Telecommunication Services 0.2%
ATN International, Inc.	15,249	930,951

Electric Utilities 0.3%
Atlantic Power Corp. (a)(b)	289,515	668,780
Portland General Electric Co.	4,672	244,392
Spark Energy, Inc., Class A	55,764	527,527

		1,440,699

Electrical Equipment 2.0%
Allied Motion Technologies, Inc.	18,201	666,339
Atkore International Group, Inc. (a)	58,424	1,446,578
AZZ, Inc.	18,759	890,865
Encore Wire Corp.	24,135	1,430,964
EnerSys	25,734	1,780,536
Generac Holdings, Inc. (a)	33,791	1,858,167
Preformed Line Products Co.	1,767	99,641
TPI Composites, Inc. (a)	5,354	165,706

		8,338,796

Electronic Equipment, Instruments & Components 2.1%
Anixter International, Inc. (a)	5,672	356,599
AVX Corp.	8,451	137,836
Badger Meter, Inc.	5,560	308,469
Bel Fuse, Inc., Class B	1,958	46,405
Belden, Inc.	7,834	435,179
Benchmark Electronics, Inc.	8,790	237,594
CTS Corp.	2,200	65,890
ePlus, Inc. (a)	2,667	251,471
II-VI, Inc. (a)	12,176	485,092
Insight Enterprises, Inc. (a)	24,492	1,385,757
KEMET Corp.	10,658	190,458
Kimball Electronics, Inc. (a)	5,388	81,520
Knowles Corp. (a)	5,500	103,840
Napco Security Technologies, Inc. (a)	2,200	54,516
OSI Systems, Inc. (a)	3,225	290,669
PC Connection, Inc.	9,492	352,723
Plexus Corp. (a)	5,973	359,455
Sanmina Corp. (a)	13,673	463,788

	Shares	Value
Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc. (a)	4,852	$182,678
SYNNEX Corp.	8,045	867,894
Tech Data Corp. (a)	12,941	1,379,640
TTM Technologies, Inc. (a)	17,342	229,608
Vishay Intertechnology, Inc.	25,802	511,138

		8,778,219

Energy Equipment & Services 1.1%
Dawson Geophysical Co. (a)	9,332	26,129
Exterran Corp. (a)	15,234	216,627
Keane Group, Inc. (a)	112,975	1,185,108
Mammoth Energy Services, Inc.	29,937	466,718
Matrix Service Co. (a)	65,485	1,284,161
ProPetro Holding Corp. (a)	64,344	1,423,933

		4,602,676

Entertainment 1.3%
AMC Entertainment Holdings, Inc., Class A (b)	86,987	1,318,723
Glu Mobile, Inc. (a)	130,127	1,423,589
Marcus Corp.	34,450	1,296,009
Rosetta Stone, Inc. (a)	29,011	731,658
World Wrestling Entertainment, Inc., Class A	6,824	572,192

		5,342,171

Equity Real Estate Investment Trusts 4.8%
American Assets Trust, Inc.	29,700	1,371,843
Americold Realty Trust	64,826	2,075,080
Ashford Hospitality Trust, Inc.	241,959	1,333,194
Bluerock Residential Growth REIT, Inc.	6,700	75,107
Braemar Hotels & Resorts, Inc.	95,297	1,324,628
BRT Apartments Corp.	2,900	40,687
CareTrust REIT, Inc.	66,932	1,623,101
Clipper Realty, Inc.	1,000	13,050
Corepoint Lodging, Inc.	94,095	1,176,188
EastGroup Properties, Inc.	9,983	1,141,356
GEO Group, Inc.	82,138	1,644,403
Global Medical REIT, Inc.	14,400	146,880
Innovative Industrial Properties, Inc. (b)	6,200	527,868
Lexington Realty Trust	23,451	212,701
New Senior Investment Group, Inc.	9,693	54,184
Nexpoint Residential Trust, Inc.	17,447	654,088
Preferred Apartment Communities, Inc., Class A	58,424	913,751
PS Business Parks, Inc.	7,421	1,140,014
Ryman Hospitality Properties, Inc.	23,368	1,860,093
Sunstone Hotel Investors, Inc.	46,598	671,011
Tanger Factory Outlet Centers, Inc. (b)	22,760	411,046
Washington Prime Group, Inc. (b)	14,800	65,860
Xenia Hotels & Resorts, Inc.	48,574	1,051,627

		19,527,760

Food & Staples Retailing 1.0%
Ingles Markets, Inc., Class A	4,353	119,490
Natural Grocers by Vitamin Cottage, Inc. (a)	97,940	1,212,497

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (continued)
Performance Food Group Co. (a)	49,653	$2,033,290
Smart & Final Stores, Inc. (a)	62,866	410,515
Village Super Market, Inc., Class A	9,188	269,944

		4,045,736

Food Products 0.4%
Darling Ingredients, Inc. (a)	13,456	293,475
John B. Sanfilippo & Son, Inc.	15,250	1,099,678
Seneca Foods Corp., Class A (a)	2,667	66,008
Simply Good Foods Co. (a)	3,100	69,626

		1,528,787

Gas Utilities 0.5%
Chesapeake Utilities Corp.	11,590	1,073,697
New Jersey Resources Corp.	17,413	872,043
ONE Gas, Inc.	2,807	248,476

		2,194,216

Health Care Equipment & Supplies 2.9%
Accuray, Inc. (a)	296,444	1,227,278
AngioDynamics, Inc. (a)	1,059	21,752
FONAR Corp. (a)	18,555	368,131
Glaukos Corp. (a)	14,800	1,067,524
Integer Holdings Corp. (a)	22,674	1,566,547
Lantheus Holdings, Inc. (a)	55,505	1,341,001
Meridian Bioscience, Inc.	7,491	86,221
Novocure, Ltd. (a)	14,273	629,011
NuVasive, Inc. (a)	30,754	1,863,692
Orthopediatrics Corp. (a)	800	32,592
RTI Surgical Holdings, Inc. (a)	70,632	382,119
SeaSpine Holdings Corp. (a)	44,383	653,762
Surmodics, Inc. (a)	24,518	1,065,062
Tandem Diabetes Care, Inc. (a)	12,100	743,061
Varex Imaging Corp. (a)	23,100	758,604

		11,806,357

Health Care Providers & Services 1.8%
Amedisys, Inc. (a)	14,957	1,911,804
Cross Country Healthcare, Inc. (a)	4,402	31,034
Ensign Group, Inc.	33,461	1,723,911
Enzo Biochem, Inc. (a)	8,442	29,294
Genesis Healthcare, Inc. (a)	58,651	76,246
HealthEquity, Inc. (a)	5,050	342,137
Magellan Health, Inc. (a)	4,400	308,000
RadNet, Inc. (a)	52,506	635,847
Tenet Healthcare Corp. (a)	58,832	1,288,421
Triple-S Management Corp., Class B (a)	36,729	834,483

		7,181,177

Health Care Technology 1.4%
Computer Programs & Systems, Inc.	18,550	563,734
HealthStream, Inc. (a)	8,926	233,683

	Shares	Value
Health Care Technology (continued)
HMS Holdings Corp. (a)	56,259	$1,711,961
NextGen Healthcare, Inc. (a)	77,235	1,451,246
Omnicell, Inc. (a)	23,121	1,858,004

		5,818,628

Hotels, Restaurants & Leisure 2.5%
BJ’s Restaurants, Inc.	16,686	832,798
Bloomin’ Brands, Inc.	46,399	927,516
Brinker International, Inc.	7,800	333,606
Carrols Restaurant Group, Inc. (a)	71,730	703,671
Century Casinos, Inc. (a)	4,500	40,950
Chuy’s Holdings, Inc. (a)	3,500	69,615
Dave & Buster’s Entertainment, Inc.	18,584	1,056,315
El Pollo Loco Holdings, Inc. (a)	52,040	665,071
Everi Holdings, Inc. (a)	105,678	1,087,427
Fiesta Restaurant Group, Inc. (a)	51,523	652,281
Habit Restaurants, Inc., Class A (a)	62,503	666,282
J. Alexander’s Holdings, Inc. (a)	32,814	360,626
Lindblad Expeditions Holdings, Inc. (a)	5,511	89,333
Planet Fitness, Inc., Class A (a)	700	52,990
Potbelly Corp. (a)	89,002	792,118
SeaWorld Entertainment, Inc. (a)	59,270	1,577,768
Texas Roadhouse, Inc.	3,215	173,642
Town Sports International Holdings, Inc. (a)	83,159	301,867

		10,383,876

Household Durables 1.6%
Ethan Allen Interiors, Inc.	29,844	659,552
Flexsteel Industries, Inc.	12,454	269,754
Hamilton Beach Brands Holding Co., Class A	4,919	89,034
Helen of Troy, Ltd. (a)	1,400	201,600
Hooker Furniture Corp.	300	8,943
iRobot Corp. (a)(b)	5,100	528,054
KB Home	64,300	1,666,013
La-Z-Boy, Inc.	45,138	1,480,527
Meritage Homes Corp. (a)	21,700	1,109,955
ZAGG, Inc. (a)	55,435	456,784

		6,470,216

Household Products 0.1%
Central Garden & Pet Co., Class A (a)	18,800	460,224

Insurance 3.6%
American Equity Investment Life Holding Co.	56,435	1,659,753
Argo Group International Holdings, Ltd.	22,775	1,778,044
Crawford & Co., Class B	12,829	113,152
eHealth, Inc. (a)	2,300	139,702
Employers Holdings, Inc.	13,404	575,300
FedNat Holding Co.	38,786	631,048
Genworth Financial, Inc., Class A (a)	412,394	1,562,973
Hallmark Financial Services, Inc. (a)	3,768	43,257
HCI Group, Inc.	19,066	812,593

14	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Health Insurance Innovations, Inc., Class A (a)(b)	22,800	$531,696
Heritage Insurance Holdings, Inc.	77,391	1,055,613
Independence Holding Co.	1,721	65,880
Kemper Corp.	16,734	1,504,052
National General Holdings Corp.	59,912	1,476,831
Primerica, Inc.	900	117,261
Stewart Information Services Corp.	30,762	1,307,693
Tiptree, Inc.	10,779	61,440
Universal Insurance Holdings, Inc.	46,366	1,381,243

		14,817,531

Interactive Media & Services 1.3%
Care.com, Inc. (a)	9,600	160,800
Liberty TripAdvisor Holdings, Inc., Class A (a)	96,533	1,422,896
Meet Group, Inc. (a)	244,515	1,359,503
QuinStreet, Inc. (a)	87,487	1,248,440
Travelzoo (a)	62,140	1,091,800

		5,283,439

Internet & Direct Marketing Retail 1.2%
1-800-Flowers.com, Inc., Class A (a)	68,850	1,465,816
Etsy, Inc. (a)	22,346	1,509,249
Groupon, Inc. (a)	175,000	616,000
Lands’ End, Inc. (a)	68,790	1,204,513

		4,795,578

IT Services 2.0%
CACI International, Inc., Class A (a)	4,737	923,431
Carbonite, Inc. (a)	12,833	314,793
Cardtronics PLC, Class A (a)	30,964	1,107,273
Cass Information Systems, Inc.	900	44,397
CSG Systems International, Inc.	3,600	160,740
Endurance International Group Holdings, Inc. (a)	18,441	101,979
EVERTEC, Inc.	11,761	368,237
I3 Verticals, Inc., Class A (a)	600	14,484
Limelight Networks, Inc. (a)	7,300	21,681
LiveRamp Holdings, Inc. (a)	19,123	1,115,445
MAXIMUS, Inc.	12,405	913,628
MoneyGram International, Inc. (a)	5,410	17,907
NIC, Inc.	4,100	70,766
Perficient, Inc. (a)	6,161	181,380
Perspecta, Inc.	27,383	632,000
Presidio, Inc.	75,928	1,140,438
Sykes Enterprises, Inc. (a)	7,425	206,044
TTEC Holdings, Inc.	2,520	91,879
Tucows, Inc., Class A (a)(b)	1,800	158,742
Unisys Corp. (a)	16,133	180,851
Virtusa Corp. (a)	5,379	298,803

		8,064,898

Leisure Products 0.0%‡
Clarus Corp.	5,400	72,468

	Shares	Value
Leisure Products (continued)
Mastercraft Boat Holdings, Inc. (a)	4,254	$105,244

		177,712

Life Sciences Tools & Services 1.8%
Fluidigm Corp. (a)	95,978	1,318,738
Harvard Bioscience, Inc. (a)	39,137	151,460
Medpace Holdings, Inc. (a)	25,013	1,404,980
NanoString Technologies, Inc. (a)	52,893	1,373,631
NeoGenomics, Inc. (a)	73,683	1,534,817
Syneos Health, Inc. (a)	37,224	1,746,923

		7,530,549

Machinery 3.3%
Blue Bird Corp. (a)	1,374	23,784
Commercial Vehicle Group, Inc. (a)	70,181	626,014
EnPro Industries, Inc.	15,500	1,151,960
Global Brass & Copper Holdings, Inc.	14,600	633,494
Harsco Corp. (a)	69,585	1,575,404
Hillenbrand, Inc.	15,392	662,164
Hyster-Yale Materials Handling, Inc.	18,867	1,256,920
L.B. Foster Co., Class A (a)	31,836	684,156
Meritor, Inc. (a)	65,730	1,594,610
Miller Industries, Inc.	28,549	944,401
Mueller Industries, Inc.	50,084	1,460,950
Park-Ohio Holdings Corp.	14,973	548,461
TriMas Corp. (a)	23,579	729,298
Wabash National Corp.	67,426	1,016,784
Woodward, Inc.	4,300	468,270

		13,376,670

Media 2.3%
Central European Media Enterprises, Ltd., Class A (a)	16,300	64,548
E.W. Scripps Co., Class A	62,099	1,415,236
Entravision Communications Corp., Class A	176,128	505,487
Gannett Co., Inc.	108,848	1,015,552
Gray Television, Inc. (a)	67,259	1,575,878
National CineMedia, Inc.	963	6,722
New Media Investment Group, Inc.	7,295	77,984
Nexstar Media Group, Inc., Class A	19,100	2,235,655
Scholastic Corp.	8,457	337,265
Sinclair Broadcast Group, Inc., Class A	40,429	1,851,244
Tribune Publishing Co. (a)	38,183	410,849

		9,496,420

Metals & Mining 0.8%
Ryerson Holding Corp. (a)	29,918	258,790
Schnitzer Steel Industries, Inc., Class A	53,379	1,266,150
SunCoke Energy, Inc. (a)	37,326	321,377
Warrior Met Coal, Inc.	47,614	1,476,034

		3,322,351

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Mortgage Real Estate Investment Trusts 1.3%
Arbor Realty Trust, Inc. (b)	102,456	$1,399,549
Ares Commercial Real Estate Corp.	14,500	220,400
Cherry Hill Mortgage Investment Corp.	71,039	1,226,133
Ladder Capital Corp.	79,945	1,391,043
PennyMac Mortgage Investment Trust	42,935	901,635

		5,138,760

Oil, Gas & Consumable Fuels 3.9%
Adams Resources & Energy, Inc.	383	13,845
Clean Energy Fuels Corp. (a)	402,040	1,262,406
CONSOL Energy, Inc. (a)	40,809	1,383,425
CVR Energy, Inc.	30,933	1,410,854
Delek U.S. Holdings, Inc.	47,532	1,761,536
Green Plains, Inc.	39,849	692,177
Hallador Energy Co.	41,506	214,171
Midstates Petroleum Co., Inc. (a)	50,152	640,441
NACCO Industries, Inc., Class A	2,925	119,603
Overseas Shipholding Group, Inc., Class A (a)	270,851	492,949
Par Pacific Holdings, Inc. (a)	69,462	1,357,288
Peabody Energy Corp.	56,633	1,629,331
Renewable Energy Group, Inc. (a)	58,286	1,405,858
REX American Resources Corp. (a)	4,601	388,831
Sandridge Energy, Inc. (a)	36,382	304,154
SilverBow Resources, Inc. (a)	2,479	44,969
W&T Offshore, Inc. (a)	198,700	1,267,706
World Fuel Services Corp.	49,600	1,530,160

		15,919,704

Paper & Forest Products 0.3%
Verso Corp., Class A (a)	60,864	1,358,484

Personal Products 0.2%
Natural Health Trends Corp. (b)	55,830	645,395
Nature’s Sunshine Products, Inc. (a)	767	6,903

		652,298

Pharmaceuticals 2.5%
Amphastar Pharmaceuticals, Inc. (a)	56,136	1,211,976
ANI Pharmaceuticals, Inc. (a)	6,014	426,874
Aquestive Therapeutics, Inc. (a)	3,461	19,762
Aratana Therapeutics, Inc. (a)	65,508	307,888
Assertio Therapeutics, Inc. (a)	64,069	267,168
Collegium Pharmaceutical, Inc. (a)	60,836	847,445
DURECT Corp. (a)	110,986	61,209
Endo International PLC (a)	42,378	317,835
Horizon Pharma PLC (a)	81,913	2,091,239
Mallinckrodt PLC (a)	55,410	856,639
Pacira BioSciences, Inc. (a)	38,888	1,548,520
Phibro Animal Health Corp., Class A	39,792	1,381,180
Reata Pharmaceuticals, Inc., Class A (a)	1,900	149,074

	Shares	Value
Pharmaceuticals (continued)
Siga Technologies, Inc. (a)	113,507	$594,777

		10,081,586

Professional Services 1.8%
Barrett Business Services, Inc.	17,107	1,246,416
BG Staffing, Inc.	41,672	973,875
Heidrick & Struggles International, Inc.	33,552	1,200,490
InnerWorkings, Inc. (a)	4,422	14,946
Insperity, Inc.	8,687	1,038,618
Kelly Services, Inc., Class A	19,246	428,416
Kforce, Inc.	37,436	1,348,445
TrueBlue, Inc. (a)	49,387	1,193,190

		7,444,396

Real Estate Management & Development 0.9%
Altisource Portfolio Solutions S.A. (a)	51,864	1,227,621
Marcus & Millichap, Inc. (a)	31,979	1,378,295
RMR Group, Inc., Class A	21,109	1,220,944

		3,826,860

Road & Rail 0.4%
ArcBest Corp.	15,793	482,634
YRC Worldwide, Inc. (a)	151,622	1,032,546

		1,515,180

Semiconductors & Semiconductor Equipment 2.3%
Advanced Energy Industries, Inc. (a)	7,607	439,380
Alpha & Omega Semiconductor, Ltd. (a)	1,600	19,840
Amkor Technology, Inc. (a)	18,824	170,546
Brooks Automation, Inc.	1,900	71,269
Cabot Microelectronics Corp.	5,469	690,461
Cirrus Logic, Inc. (a)	11,659	554,735
Cree, Inc. (a)	4,744	313,531
Diodes, Inc. (a)	7,759	282,583
Entegris, Inc.	27,398	1,119,482
Ichor Holdings, Ltd. (a)	30,276	762,350
Inphi Corp. (a)	6,100	278,526
Lattice Semiconductor Corp. (a)	99,546	1,289,121
Nanometrics, Inc. (a)	4,422	131,731
Photronics, Inc. (a)	58,237	543,934
Rambus, Inc. (a)	20,157	230,999
Rudolph Technologies, Inc. (a)	5,676	137,302
Synaptics, Inc. (a)	26,809	1,009,895
Xperi Corp.	49,999	1,242,475

		9,288,160

Software 6.8%
A10 Networks, Inc. (a)	3,300	21,318
ACI Worldwide, Inc. (a)	22,090	784,637
Agilysys, Inc. (a)	2,000	38,260
Alarm.com Holdings, Inc. (a)	6,046	428,540
Altair Engineering, Inc., Class A (a)	4,823	190,219
Alteryx, Inc., Class A (a)	17,706	1,569,460

16	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
AppFolio, Inc., Class A (a)	3,092	$300,264
Avaya Holdings Corp. (a)	55,029	1,049,953
Benefitfocus, Inc. (a)	2,800	114,044
Blackbaud, Inc.	9,187	728,437
Blackline, Inc. (a)	2,056	105,020
Bottomline Technologies, Inc. (a)	5,500	278,135
Cision, Ltd. (a)	8,265	99,676
CommVault Systems, Inc. (a)	7,801	410,333
Cornerstone OnDemand, Inc. (a)	10,419	569,398
Coupa Software, Inc. (a)	10,753	1,111,108
Domo, Inc., Class B (a)	3,200	122,592
Ebix, Inc. (b)	18,439	930,801
Egain Corp. (a)	45,044	449,990
Envestnet, Inc. (a)	8,719	618,962
Five9, Inc. (a)	10,876	577,189
HubSpot, Inc. (a)	7,126	1,314,676
j2 Global, Inc.	20,464	1,793,056
LivePerson, Inc. (a)	11,359	333,159
MicroStrategy, Inc., Class A (a)	1,678	251,197
Mitek Systems, Inc. (a)	6,400	76,160
Model N, Inc. (a)	2,500	46,350
Monotype Imaging Holdings, Inc.	7,552	130,196
New Relic, Inc. (a)	8,805	926,638
OneSpan, Inc. (a)	5,333	98,874
Paylocity Holding Corp. (a)	16,386	1,582,068
Progress Software Corp.	30,706	1,400,501
Q2 Holdings, Inc. (a)	7,310	551,320
QAD, Inc., Class A	1,876	87,928
Rapid7, Inc. (a)	6,000	326,040
Ringcentral, Inc., Class A (a)	9,246	1,075,957
SailPoint Technologies Holding, Inc. (a)	13,327	376,621
SPS Commerce, Inc. (a)	6,504	674,725
Telaria, Inc. (a)	14,130	101,877
Trade Desk, Inc., Class A (a)	9,448	2,092,543
Upland Software, Inc. (a)	2,961	137,657
Verint Systems, Inc. (a)	12,556	758,257
Workiva, Inc. (a)	5,527	293,705
Zix Corp. (a)	144,990	1,181,669
Zscaler, Inc. (a)	26,974	1,842,594

		27,952,104

Specialty Retail 2.9%
Barnes & Noble Education, Inc. (a)	27,868	119,832
Barnes & Noble, Inc.	133,191	669,951
Bed Bath & Beyond, Inc.	65,100	1,087,821
Cato Corp., Class A	2,400	36,384
Five Below, Inc. (a)	7,635	1,117,688
GameStop Corp., Class A (b)	46,500	402,225
Genesco, Inc. (a)	31,582	1,415,189
Group 1 Automotive, Inc.	5,100	399,381

	Shares	Value
Specialty Retail (continued)
Haverty Furniture Cos., Inc.	26,096	$621,607
J. Jill, Inc.	800	4,488
Kirkland’s, Inc. (a)	102,151	600,648
Murphy USA, Inc. (a)	20,546	1,756,066
Office Depot, Inc.	390,665	937,596
Rent-A-Center, Inc. (a)	61,971	1,544,937
RTW Retailwinds, Inc. (a)	77,784	180,459
Signet Jewelers, Ltd.	35,916	832,533
Sleep Number Corp. (a)	10,300	358,440

		12,085,245

Technology Hardware, Storage & Peripherals 0.2%
Avid Technology, Inc. (a)	108,108	821,621
Cray, Inc. (a)	2,700	70,902
Electronics for Imaging, Inc. (a)	2,800	104,132
Immersion Corp. (a)	200	1,890

		998,545

Textiles, Apparel & Luxury Goods 1.5%
Crocs, Inc. (a)	57,599	1,604,132
Deckers Outdoor Corp. (a)	13,623	2,155,295
Fossil Group, Inc. (a)	54,620	713,884
Rocky Brands, Inc.	32,545	830,223
Vera Bradley, Inc. (a)	57,308	703,742

		6,007,276

Thrifts & Mortgage Finance 2.4%
Bridgewater Bancshares, Inc. (a)	28,834	308,235
Dime Community Bancshares, Inc.	64,012	1,289,842
Entegra Financial Corp. (a)	177	5,222
Essent Group, Ltd. (a)	15,400	730,730
Flagstar Bancorp, Inc.	39,898	1,426,353
FS Bancorp, Inc.	8,253	426,598
LendingTree, Inc. (a)	2,100	808,122
Luther Burbank Corp.	26,436	278,371
Merchants Bancorp	1,421	34,360
MGIC Investment Corp. (a)	29,071	425,599
NMI Holdings, Inc., Class A (a)	55,782	1,566,359
OP Bancorp.	8,114	76,434
Radian Group, Inc.	80,907	1,894,842
Riverview Bancorp, Inc.	6,794	50,411
Sterling Bancorp, Inc.	26,522	259,650
Territorial Bancorp, Inc.	7,045	203,953

		9,785,081

Tobacco 0.7%
Turning Point Brands, Inc.	27,970	1,196,277
Universal Corp.	27,260	1,468,224
Vector Group, Ltd.	2,000	19,060

		2,683,561

Trading Companies & Distributors 1.9%
BlueLinx Holdings, Inc. (a)(b)	9,800	252,056
BMC Stock Holdings, Inc. (a)	72,866	1,499,582

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (continued)
DXP Enterprises, Inc. (a)	9,200	$394,588
Foundation Building Materials, Inc. (a)	24,863	337,888
General Finance Corp. (a)	39,237	364,904
H&E Equipment Services, Inc.	3,600	109,476
Herc Holdings, Inc. (a)	16,100	775,376
Lawson Products, Inc. (a)	900	29,556
Rush Enterprises, Inc.
Class A	30,558	1,295,965
Class B	6,856	287,952
Titan Machinery, Inc. (a)	74,623	1,283,516
Veritiv Corp. (a)	34,995	976,010
Willis Lease Finance Corp. (a)	800	39,776

		7,646,645

Water Utilities 1.8%
American States Water Co.	24,189	1,721,531
Aquaventure Holdings, Ltd. (a)	47,110	916,289
Artesian Resources Corp., Class A	3,484	126,400
California Water Service Group	33,317	1,678,844
Consolidated Water Co., Ltd.	17,424	220,588
Global Water Resources, Inc.	4,375	42,656
Middlesex Water Co.	24,947	1,446,677
SJW Corp.	18,903	1,173,120

		7,326,105

Wireless Telecommunication Services 0.1%
Shenandoah Telecommunications Co.	9,122	377,012

Total Common Stocks (Cost $397,397,944)		402,591,665

Exchange-Traded Funds 1.6%
iShares Russell 2000 ETF	40,171	6,358,667

Total Exchange-Traded Funds (Cost $6,213,206)		6,358,667

Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 2.20% (c)	533,552	533,552

Total Short-Term Investment (Cost $533,552)		533,552

	Shares	Value
Investment of Cash Collateral For Securities Loaned 1.4%
Unaffiliated Investment Company 1.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (c)	5,682,365	$5,682,365

Total Investment of Cash Collateral For Securities Loaned (Cost $5,682,365)		5,682,365

Total Investments (Cost $409,827,067)	101.4%	415,166,249
Other Assets, Less Liabilities	(1.4)	(5,829,372)
Net Assets	100.0%	$409,336,877

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $6,963,653; the total market value of collateral held by the Fund was $7,506,396. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $1,824,031 (See Note 2(H)).

(c)	Current yield as of April 30, 2019.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

18	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$402,591,665	$—	$—	$402,591,665
Unaffiliated Investment Company
Equity Funds	6,358,667	—	—	6,358,667
Short-Term Investment
Affiliated Investment Company	533,552	—	—	533,552
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	5,682,365	—	—	5,682,365

Total Investments in Securities	$415,166,249	$—	$—	$415,166,249

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $409,293,515) including securities on loan of $6,963,653	$414,632,697
Investment in affiliated investment company, at value (identified cost $533,552)	533,552
Cash	3,836
Receivables:
Investment securities sold	21,674,321
Dividends	99,636
Fund shares sold	92,787
Securities lending income	6,966
Other assets	69,370

Total assets	437,113,165

Liabilities
Payables:
Investment securities purchased	21,337,928
Collateral received for securities on loan	5,415,071
Manager (See Note 3)	268,725
Collateral due to securities lending agent	267,294
Fund shares redeemed	232,405
Transfer agent (See Note 3)	117,806
NYLIFE Distributors (See Note 3)	57,282
Shareholder communication	36,142
Professional fees	32,245
Custodian	7,823
Trustees	762
Accrued expenses	2,805

Total liabilities	27,776,288

Net assets	$409,336,877

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,072
Additional paid-in capital	386,178,040

386,194,112
Total distributable earnings (loss)	23,142,765

Net assets	$409,336,877

Class A
Net assets applicable to outstanding shares	$154,538,803

Shares of beneficial interest outstanding	6,095,131

Net asset value per share outstanding	$25.35
Maximum sales charge (5.50% of offering price)	1.48

Maximum offering price per share outstanding	$26.83

Investor Class
Net assets applicable to outstanding shares	$52,555,070

Shares of beneficial interest outstanding	2,113,899

Net asset value per share outstanding	$24.86
Maximum sales charge (5.50% of offering price)	1.45

Maximum offering price per share outstanding	$26.31

Class B
Net assets applicable to outstanding shares	$9,193,531

Shares of beneficial interest outstanding	425,235

Net asset value and offering price per share outstanding	$21.62

Class C
Net assets applicable to outstanding shares	$8,367,841

Shares of beneficial interest outstanding	387,246

Net asset value and offering price per share outstanding	$21.61

Class I
Net assets applicable to outstanding shares	$184,221,457

Shares of beneficial interest outstanding	7,031,828

Net asset value and offering price per share outstanding	$26.20

Class R1
Net assets applicable to outstanding shares	$66,423

Shares of beneficial interest outstanding	2,544

Net asset value and offering price per share outstanding	$26.11

Class R2
Net assets applicable to outstanding shares	$114,284

Shares of beneficial interest outstanding	4,528

Net asset value and offering price per share outstanding	$25.24

Class R3
Net assets applicable to outstanding shares	$279,468

Shares of beneficial interest outstanding	11,123

Net asset value and offering price per share outstanding (a)	$25.12

(a)	The difference between the recalculated and stated NAV was caused by rounding.

20	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,740,804
Dividends-affiliated	155,576
Securities lending	133,586

Total income	5,029,966

Expenses
Manager (See Note 3)	2,043,997
Transfer agent (See Note 3)	357,848
Distribution/Service—Class A (See Note 3)	187,199
Distribution/Service—Investor Class (See Note 3)	60,692
Distribution/Service—Class B (See Note 3)	48,512
Distribution/Service—Class C (See Note 3)	60,476
Distribution/Service—Class R2 (See Note 3)	146
Distribution/Service—Class R3 (See Note 3)	596
Registration	57,244
Professional fees	41,696
Shareholder communication	25,330
Custodian	11,261
Trustees	6,387
Shareholder service (See Note 3)	210
Miscellaneous	14,828

Total expenses before waiver/reimbursement	2,916,422
Expense waiver/reimbursement from Manager (See Note 3)	(31,658)

Net expenses	2,884,764

Net investment income (loss)	2,145,202

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	16,559,356
Net change in unrealized appreciation (depreciation) on unaffiliated investments	901,223

Net realized and unrealized gain (loss) on investments	17,460,579

Net increase (decrease) in net assets resulting from operations	$19,605,781

(a)	Dividends recorded net of foreign withholding taxes in the amount of $9,955.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,145,202	$1,573,739
Net realized gain (loss) on investments	16,559,356	79,197,490
Net change in unrealized appreciation (depreciation) on investments	901,223	(97,827,559)

Net increase (decrease) in net assets resulting from operations	19,605,781	(17,056,330)

Distributions to shareholders:
Class A	(22,158,336)	(13,520,226)
Investor Class	(6,953,597)	(4,820,459)
Class B	(1,704,580)	(1,390,715)
Class C	(2,258,033)	(1,642,585)
Class I	(42,922,943)	(26,598,717)
Class R1	(8,911)	(7,905)
Class R2	(19,726)	(11,491)
Class R3	(29,548)	(16,023)

Total distributions to shareholders	(76,055,674)	(48,008,121)

Capital share transactions:
Net proceeds from sale of shares	29,785,079	61,840,689
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	74,731,715	46,984,867
Cost of shares redeemed	(174,938,780)	(94,662,705)

Increase (decrease) in net assets derived from capital share transactions	(70,421,986)	14,162,851

Net increase (decrease) in net assets	(126,871,879)	(50,901,600)

Net Assets
Beginning of period	536,208,756	587,110,356

End of period	$409,336,877	$536,208,756

22	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$28.34	$31.91	$26.45	$26.35	$25.74	$23.67

Net investment income (loss) (a)	0.10	0.06	0.03	0.22	0.05	0.05

Net realized and unrealized gain (loss) on investments	0.97	(0.98)	5.54	(0.09)	0.56	2.02

Total from investment operations	1.07	(0.92)	5.57	0.13	0.61	2.07

Less dividends and distributions:

From net investment income	(0.05)	—	(0.11)	(0.03)	—	—

From net realized gain on investments	(4.01)	(2.65)	—	—	—	—

Total dividends and distributions	(4.06)	(2.65)	(0.11)	(0.03)	—	—

Net asset value at end of period	$25.35	$28.34	$31.91	$26.45	$26.35	$25.74

Total investment return (b)	4.55%	(3.48%)	21.09%	0.49%	2.37%	8.75%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.79%††	0.19%	0.10%	0.85%	0.21%	0.21%

Net expenses (c)	1.25%††	1.23%	1.24%	1.25%	1.25%	1.24%

Portfolio turnover rate	113%	92%	60%	65%	39%	36%

Net assets at end of period (in 000’s)	$154,539	$155,636	$163,350	$114,041	$124,244	$128,443

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$27.85	$31.48	$26.09	$26.05		$25.51	$23.52

Net investment income (loss) (a)	0.06	(0.02)	(0.05)	0.14		(0.01)	(0.02)

Net realized and unrealized gain (loss) on investments	0.96	(0.96)	5.48	(0.10)		0.55	2.01

Total from investment operations	1.02	(0.98)	5.43	0.04		0.54	1.99

Less dividends and distributions:

From net investment income	—	—	(0.04)	—		—	—

From net realized gain on investments	(4.01)	(2.65)	—	—		—	—

Total dividends and distributions	(4.01)	(2.65)	(0.04)	—		—	—

Net asset value at end of period	$24.86	$27.85	$31.48	$26.09		$26.05	$25.51

Total investment return (b)	4.41%	(3.74%)	20.82%	0.15%		2.12%	8.46%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.49%††	(0.06%)	(0.16%)	0.57	%(c)	(0.05%)	(0.07%)

Net expenses (d)	1.54%††	1.49%	1.50%	1.52	%(e)	1.51%	1.52%

Expenses (before waiver/reimbursement) (d)	1.63%††	1.56%	1.50%	1.52	%(e)	1.51%	1.52%

Portfolio turnover rate	113%	92%	60%	65%		39%	36%

Net assets at end of period (in 000’s)	$52,555	$48,569	$57,488	$79,614		$84,482	$87,739

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.53%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$24.83		$28.54	$23.80	$23.94		$23.62	$21.94

Net investment income (loss) (a)	(0.02)		(0.22)	(0.23)	(0.03)		(0.19)	(0.18)

Net realized and unrealized gain (loss) on investments	0.82		(0.84)	4.97	(0.11)		0.51	1.86

Total from investment operations	0.80		(1.06)	4.74	(0.14)		0.32	1.68

Less distributions:

From net realized gain on investments	(4.01)		(2.65)	—	—		—	—

Net asset value at end of period	$21.62		$24.83	$28.54	$23.80		$23.94	$23.62

Total investment return (b)	4.00%		(4.46%)	19.92%	(0.58%)		1.35%	7.66%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.23	%)††	(0.80%)	(0.86%)	(0.15	%)(c)	(0.79%)	(0.80%)

Net expenses (d)	2.29	% ††	2.24%	2.25%	2.27	% (e)	2.26%	2.27%

Expenses (before waiver/reimbursement) (d)	2.38	% ††	2.31%	2.25%	2.27	% (e)	2.26%	2.27%

Portfolio turnover rate	113%		92%	60%	65%		39%	36%

Net assets at end of period (in 000’s)	$9,194		$10,698	$15,188	$17,670		$21,976	$26,054

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$24.81		$28.52	$23.79	$23.93		$23.61	$21.93

Net investment income (loss) (a)	(0.02)		(0.22)	(0.24)	(0.04)		(0.19)	(0.19)

Net realized and unrealized gain (loss) on investments	0.83		(0.84)	4.97	(0.10)		0.51	1.87

Total from investment operations	0.81		(1.06)	4.73	(0.14)		0.32	1.68

Less distributions:

From net realized gain on investments	(4.01)		(2.65)	—	—		—	—

Net asset value at end of period	$21.61		$24.81	$28.52	$23.79		$23.93	$23.61

Total investment return (b)	4.06%		(4.47%)	19.88%	(0.59%)		1.36%	7.66%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.17	%)††	(0.81%)	(0.88%)	(0.16	%)(c)	(0.80%)	(0.82%)

Net expenses (d)	2.29	% ††	2.24%	2.25%	2.27	% (e)	2.26%	2.27%

Expenses (before waiver/reimbursement) (d)	2.38	% ††	2.31%	2.25%	2.27	% (e)	2.26%	2.27%

Portfolio turnover rate	113%		92%	60%	65%		39%	36%

Net assets at end of period (in 000’s)	$8,368		$14,156	$17,770	$17,921		$21,433	$21,326

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

24	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$29.19	$32.72	$27.11	$27.02	$26.39	$24.20

Net investment income (loss) (a)	0.14	0.14	0.11	0.29	0.12	0.12

Net realized and unrealized gain (loss) on investments	1.01	(1.02)	5.68	(0.10)	0.57	2.07

Total from investment operations	1.15	(0.88)	5.79	0.19	0.69	2.19

Less dividends and distributions:

From net investment income	(0.13)	—	(0.18)	(0.10)	(0.06)	—

From net realized gain on investments	(4.01)	(2.65)	—	—	—	—

Total dividends and distributions	(4.14)	(2.65)	(0.18)	(0.10)	(0.06)	—

Net asset value at end of period	$26.20	$29.19	$32.72	$27.11	$27.02	$26.39

Total investment return (b)	4.71%	(3.26%)	21.40%	0.71%	2.63%	9.05%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.10%††	0.45%	0.36%	1.10%	0.44%	0.47%

Net expenses (c)	1.00%††	0.98%	0.99%	1.00%	1.00%	0.99%

Portfolio turnover rate	113%	92%	60%	65%	39%	36%

Net assets at end of period (in 000’s)	$184,222	$306,746	$332,900	$325,316	$320,016	$263,613

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class R1	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$29.09	$32.65	$27.05	$26.96	$26.34	$24.18

Net investment income (loss) (a)	0.12	0.12	0.08	0.26	0.10	0.09

Net realized and unrealized gain (loss) on investments	1.01	(1.03)	5.68	(0.10)	0.56	2.07

Total from investment operations	1.13	(0.91)	5.76	0.16	0.66	2.16

Less dividends and distributions:

From net investment income	(0.10)	—	(0.16)	(0.07)	(0.04)	—

From net realized gain on investments	(4.01)	(2.65)	—	—	—	—

Total dividends and distributions	(4.11)	(2.65)	(0.16)	(0.07)	(0.04)	—

Net asset value at end of period	$26.11	$29.09	$32.65	$27.05	$26.96	$26.34

Total investment return (b)	4.65%	(3.36%)	21.34%	0.61%	2.50%	8.93%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.93%††	0.38%	0.25%	0.97%	0.35%	0.34%

Net expenses (c)	1.10%††	1.08%	1.09%	1.10%	1.10%	1.09%

Portfolio turnover rate	113%	92%	60%	65%	39%	36%

Net assets at end of period (in 000’s)	$66	$63	$97	$85	$81	$71

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$28.21	$31.81	$26.37	$26.28		$25.70	$23.65

Net investment income (loss) (a)	0.09	0.03	(0.01)	0.19		0.01	0.03

Net realized and unrealized gain (loss) on investments	0.98	(0.98)	5.54	(0.10)		0.57	2.02

Total from investment operations	1.07	(0.95)	5.53	0.09		0.58	2.05

Less dividends and distributions:

From net investment income	(0.03)	—	(0.09)	(0.00	)‡	—	—

From net realized gain on investments	(4.01)	(2.65)	—	—		—	—

Total dividends and distributions	(4.04)	(2.65)	(0.09)	(0.00	)‡	—	—

Net asset value at end of period	$25.24	$28.21	$31.81	$26.37		$26.28	$25.70

Total investment return (b)	4.53%	(3.59%)	21.00%	0.34	%(c)	2.26%	8.67%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.69%††	0.09%	(0.03%)	0.73%		0.03%	0.12%

Net expenses (d)	1.35%††	1.33%	1.34%	1.35%		1.35%	1.34%

Portfolio turnover rate	113%	92%	60%	65%		39%	36%

Net assets at end of period (in 000’s)	$114	$137	$137	$112		$90	$39

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$28.11	$31.78	$26.39	$23.88

Net investment income (loss) (a)	0.05	(0.05)	(0.10)	(0.01)

Net realized and unrealized gain (loss) on investments	0.97	(0.97)	5.55	2.52

Total from investment operations	1.02	(1.02)	5.45	2.51

Less dividends and distributions:

From net investment income	—	—	(0.06)	—

From net realized gain on investments	(4.01)	(2.65)	—	—

Total dividends and distributions	(4.01)	(2.65)	(0.06)	—

Net asset value at end of period	$25.12	$28.11	$31.78	$26.39

Total investment return (b)	4.36%	(3.83%)	20.68%	10.51	% (c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.43%††	(0.15%)	(0.32%)	(0.07	%)††(d)

Net expenses (e)	1.60%††	1.58%	1.59%	1.60	% ††(f)

Portfolio turnover rate	113%	92%	60%	65%

Net assets at end of period (in 000’s)	$279	$204	$181	$81

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.61%.

26	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Small Cap Core Fund (formerly known as MainStay Epoch U.S. Small Cap Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

27

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded

28	MainStay MacKay Small Cap Core Fund

on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government

29

Notes to Financial Statements (Unaudited) (continued)

securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $6,963,653; the total market value of collateral held by the Fund was $7,506,396. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $1,824,031.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective April 1, 2019 due to the termination of Epoch Investment Partners, Inc. as the Fund’s subadvisor and the appointment of MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”) as the Fund’s subadvisor. MacKay Shields, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Please see Note 10 for more information. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective April 1, 2019, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the six-month period ended April 30, 2019, the effective management fee rate was 0.84%, (exclusive of any applicable waivers/reimbursements).

Prior to April 1, 2019, under the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides

30	MainStay MacKay Small Cap Core Fund

written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $2,043,997 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $31,658.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$32
Class R2	59
Class R3	119

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,946 and $9,075, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,900, $1, $4,826 and $118, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$69,609
Investor Class	115,370
Class B	23,064
Class C	28,775
Class I	120,835
Class R1	29
Class R2	54
Class R3	112

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

31

Notes to Financial Statements (Unaudited) (continued)

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$11,206	$151,994	$(162,666)	$—	$—	$534	$156	$—	534

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$49,122	74.0%
Class R2	48,296	42.3
Class R3	33,462	12.0

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$410,726,727	$15,122,913	$(10,683,391)	$4,439,522

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$7,855,333
Long-Term Capital Gain	40,152,788
Total	$48,008,121

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $534,476 and $667,039, respectively.

32	MainStay MacKay Small Cap Core Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:

Shares sold	387,693	$9,711,504
Shares issued to shareholders in reinvestment of dividends and distributions	903,233	21,722,750
Shares redeemed	(663,959)	(16,085,930)

Net increase (decrease) in shares outstanding before conversion	626,967	15,348,324
Shares converted into Class A (See Note 1)	82,682	2,051,945
Shares converted from Class A (See Note 1)	(106,349)	(2,611,425)

Net increase (decrease)	603,300	$14,788,844

Year ended October 31, 2018:
Shares sold	568,717	$17,760,491
Shares issued to shareholders in reinvestment of dividends and distributions	431,673	13,204,894
Shares redeemed	(906,643)	(28,185,753)

Net increase (decrease) in shares outstanding before conversion	93,747	2,779,632
Shares converted into Class A (See Note 1)	305,156	9,543,282
Shares converted from Class A (See Note 1)	(25,927)	(796,072)

Net increase (decrease)	372,976	$11,526,842

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:

Shares sold	72,522	$1,785,759
Shares issued to shareholders in reinvestment of dividends and distributions	293,811	6,936,870
Shares redeemed	(107,258)	(2,635,330)

Net increase (decrease) in shares outstanding before conversion	259,075	6,087,299
Shares converted into Investor Class (See Note 1)	148,555	3,575,628
Shares converted from Investor Class (See Note 1)	(37,701)	(926,403)

Net increase (decrease)	369,929	$8,736,524

Year ended October 31, 2018:
Shares sold	145,797	$4,461,395
Shares issued to shareholders in reinvestment of dividends and distributions	159,726	4,812,527
Shares redeemed	(176,171)	(5,394,902)

Net increase (decrease) in shares outstanding before conversion	129,352	3,879,020
Shares converted into Investor Class (See Note 1)	68,679	2,099,916
Shares converted from Investor Class (See Note 1)	(280,247)	(8,627,411)

Net increase (decrease)	(82,216)	$(2,648,475)

Class B	Shares	Amount

Six-month period ended April 30, 2019:

Shares sold	7,194	$154,306
Shares issued to shareholders in reinvestment of dividends and distributions	78,956	1,626,496
Shares redeemed	(50,862)	(1,080,904)

Net increase (decrease) in shares outstanding before conversion	35,288	699,898
Shares converted from Class B (See Note 1)	(40,936)	(841,174)

Net increase (decrease)	(5,648)	$(141,276)

Year ended October 31, 2018:
Shares sold	14,400	$396,689
Shares issued to shareholders in reinvestment of dividends and distributions	49,267	1,332,187
Shares redeemed	(84,164)	(2,306,461)

Net increase (decrease) in shares outstanding before conversion	(20,497)	(577,585)
Shares converted from Class B (See Note 1)	(80,856)	(2,228,378)

Net increase (decrease)	(101,353)	$(2,805,963)

Class C	Shares	Amount

Six-month period ended April 30, 2019:

Shares sold	13,602	$282,062
Shares issued to shareholders in reinvestment of dividends and distributions	106,563	2,193,068
Shares redeemed	(241,799)	(5,135,809)

Net increase (decrease) in shares outstanding before conversion	(121,634)	(2,660,679)
Shares converted from Class C (See Note 1)	(61,589)	(1,310,226)

Net increase (decrease)	(183,223)	$(3,970,905)

Year ended October 31, 2018:
Shares sold	36,494	$1,001,257
Shares issued to shareholders in reinvestment of dividends and distributions	59,033	1,595,667
Shares redeemed	(148,028)	(4,047,529)

Net increase (decrease)	(52,501)	$(1,450,605)

Class I	Shares	Amount

Six-month period ended April 30, 2019:

Shares sold	699,099	$17,779,802
Shares issued to shareholders in reinvestment of dividends and distributions	1,699,366	42,195,267
Shares redeemed	(5,876,469)	(149,969,163)

Net increase (decrease) in shares outstanding before conversion	(3,478,004)	(89,994,094)
Shares converted into Class I (See Note 1)	2,415	61,655

Net increase (decrease)	(3,475,589)	$(89,932,439)

Year ended October 31, 2018:
Shares sold	1,204,814	$38,092,374
Shares issued to shareholders in reinvestment of dividends and distributions	827,117	26,004,555
Shares redeemed	(1,698,921)	(54,605,072)

Net increase (decrease) in shares outstanding before conversion	333,010	9,491,857
Shares converted into Class I (See Note 1)	284	8,663

Net increase (decrease)	333,294	$9,500,520

33

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount

Six-month period ended April 30, 2019:

Shares sold	17	$455
Shares issued to shareholders in reinvestment of dividends and distributions	360	8,911
Shares redeemed	0	(9)

Net increase (decrease)	377	$9,357

Year ended October 31, 2018:
Shares sold	42	$1,339
Shares issued to shareholders in reinvestment of dividends and distributions	252	7,904
Shares redeemed	(1,098)	(33,813)

Net increase (decrease)	(804)	$(24,570)

Class R2	Shares	Amount

Six-month period ended April 30, 2019:

Shares sold	139	$3,481
Shares issued to shareholders in reinvestment of dividends and distributions	824	19,726
Shares redeemed	(1,300)	(28,263)

Net increase (decrease)	(337)	$(5,056)

Year ended October 31, 2018:
Shares sold	350	$10,899
Shares issued to shareholders in reinvestment of dividends and distributions	377	11,492
Shares redeemed	(155)	(4,975)

Net increase (decrease)	572	$17,416

Class R3	Shares	Amount

Six-month period ended April 30, 2019:

Shares sold	2,821	$67,710
Shares issued to shareholders in reinvestment of dividends and distributions	1,199	28,627
Shares redeemed	(138)	(3,372)

Net increase (decrease)	3,882	$92,965

Year ended October 31, 2018:
Shares sold	3,745	$116,245
Shares issued to shareholders in reinvestment of dividends and distributions	514	15,641
Shares redeemed	(2,724)	(84,200)

Net increase (decrease)	1,535	$47,686

Note 10–Other Matters

At a meeting held on December 10-12, 2018, the Board of Trustees considered and approved submitting the following proposal (“Proposal”) to shareholders of the Fund at a special meeting held on March 29, 2019 (with any postponements or adjournments, “Special Meeting”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Fund’s investment manager, and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

Shareholders were being asked to approve the new Subadvisory Agreement so that MacKay Shields may serve as the subadvisor to the Fund. On or about January 21, 2019, shareholders of record of the Fund as of the close of business on December 31, 2018 were sent a proxy statement containing further information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Fund were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to either attend the Special Meeting in person or by proxy to authorize and instruct New York Life Investment Management LLC how to vote their respective shares.

The result of the Proposal was as follows:

Proposal 1—To approve a new subadvisory agreement between New York Life Investments and MacKay Shields:

Votes For	Votes Against	Abstentions	Total

10,654,840	414,061	125,307	11,194,208

The Proposal passed. Effective April 1, 2019, MacKay Shields serves as the subadvisor to the Fund.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay MacKay Small Cap Core Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Board Consideration and Approval of Management Agreement and Subadvisory Agreement with Epoch Investment Partners, Inc.

The continuation of the Management Agreement with respect to the MainStay Epoch U.S. Small Cap Fund (now known as the MainStay MacKay Small Cap Core Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. The Board also took into account New York Life Investments’ proposals to terminate the Fund’s Subadvisory Agreement with Epoch, approve a new subadvisory agreement between New York Life Investments and MacKay Shields LLC with respect to the Fund, subject to shareholder approval, and reposition the Fund, effective on or about April 1, 2019. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the

Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Epoch believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the

36	MainStay MacKay Small Cap Core Fund

Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its benchmark index and peer funds over recent periods and performed in line with its peer funds over the longer-term period. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Epoch, due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

38	MainStay MacKay Small Cap Core Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

Board Consideration and Approval of Subadvisory Agreement with MacKay Shields LLC

The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and MacKay Shields LLC (“MacKay Shields”) with respect to the MainStay Epoch U.S. Small Cap Fund (now known as the MainStay MacKay Small Cap Core Fund) (the “Fund”) (the “New Subadvisory Agreement”), is subject to review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period, subject to shareholder approval (which was obtained at a shareholder meeting held on March 29, 2019).

In reaching the decisions to approve the repositioning of the Fund (the “Repositioning”) and the New Subadvisory Agreement, the Trustees considered information furnished by New York Life Investments and

MacKay Shields in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on December 5 and 10-12, 2018, as well as other information furnished to the Board throughout the year as deemed relevant to each Trustee. The Board also considered information provided by MacKay Shields in response to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments at meetings held on December 10-12, 2018. The Board also considered information provided on the fees charged to other investment advisory clients of MacKay Shields and its affiliates that follow investment strategies similar to those proposed for the Fund, as repositioned, and the rationale for any differences in the Fund’s subadvisory fees and the fees charged to those other investment advisory clients. The Independent Trustees also met in executive session with their independent legal counsel and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the New Subadvisory Agreement.

The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with Epoch with respect to the Fund, but that the subadvisory fee schedule to be paid to MacKay Shields under the New Subadvisory Agreement is lower than the subadvisory fee schedule paid to Epoch under the then-current subadvisory agreement. The Board also noted that New York Life Investments’ recommendation to replace Epoch with MacKay Shields as subadvisor to the Fund is subject to a conflict of interest because Epoch is not affiliated with New York Life Investments and MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company.

In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below, and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by MacKay Shields; (ii) the investment performance of the Fund and the historical investment performance of a fund subadvised by MacKay Shields that pursues strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided by MacKay Shields and the anticipated profitability of MacKay Shields in connection with its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed fees, including the subadvisory fees to be paid by New York Life Investments to MacKay Shields, particularly as compared to similar funds and

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

accounts managed or subadvised by MacKay Shields and its affiliates, and management fees compared to third-party “peer funds” identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on fees and expenses. Although the Board recognized that the comparisons between the Fund’s proposed fees and estimated expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s proposed fees and estimated overall total ordinary operating expenses as compared to these peer funds.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning and the New Subadvisory Agreement, as well as other information provided to the Trustees throughout the year, as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board took note of New York Life Investments’ belief that MacKay Shields, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available, and that these shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund. A summary of the factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by MacKay Shields

In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisor. The Board examined the nature, extent and quality of the proposed investment advisory services that MacKay Shields would provide to the Fund. Further, the Board evaluated and/or examined the following with regard to MacKay Shields:

•	experience in providing investment advisory services;

•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Fund, as repositioned, and the performance track record of these funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;

•	portfolio construction and risk management processes;

•	experience and qualifications of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields’ compensation structure for the portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these and other considerations deemed relevant to the Trustees, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of investment advisory services to be provided by MacKay Shields as a result of MacKay Shields’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Repositioning and the New Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions.

The Board also considered its ongoing discussions with senior management of New York Life Investments regarding the Fund’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Fund’s investment performance and discussions between the Fund’s then-current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from MacKay Shields’ investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.

The Board evaluated the Fund’s proposed portfolio management team as well as the Fund’s proposed portfolio managers, investment process, strategies and risks. The Board noted that MacKay Shields currently manages a portfolio with investment strategies similar to those of the Fund, as repositioned. The Board considered the historical performance of this investment portfolio, which has been managed, in part, by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by MacKay Shields.

40	MainStay MacKay Small Cap Core Fund

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that the selection of MacKay Shields as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by MacKay Shields

The Board considered the estimated costs of the services to be provided by MacKay Shields under the New Subadvisory Agreement and the anticipated profitability of New York Life Investments, and its affiliates, including MacKay Shields, due to their relationships with the Fund and with respect to the New Subadvisory Agreement. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees would be paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

The Board also considered, among other factors, MacKay Shields’ investments in personnel, systems, equipment and other resources and infrastructure to support and manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that MacKay Shields must be in a position to attract and retain experienced professional personnel to provide services to the Fund and to maintain a strong financial position in order for MacKay Shields to provide high-quality services to the Fund. The Board considered information from New York Life Investments estimating the impact that the engagement of MacKay Shields would have on the overall profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by MacKay Shields due to its relationship with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.

The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the

Repositioning. The Board noted estimates from New York Life Investments and MacKay Shields that a significant portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by MacKay Shields. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments and MacKay Shields would seek to develop and implement an efficient transition strategy and seek to minimize potential indirect costs, such as market impact and costs, associated with Repositioning.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund, were not excessive.

Subadvisory Fees and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields would be paid by New York Life Investments, not the Fund. The Board also considered the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of similar peer funds identified by Strategic Insight and information provided by MacKay Shields concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with an investment objective similar to the Fund, as repositioned. The Board also considered the Fund’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee at each existing breakpoint level, if shareholders approved the New Subadvisory Agreement.

After considering all of the factors outlined above, the Board concluded that the Fund’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, support the conclusion that the estimated total ordinary operating expenses are reasonable.

Extent to Which Economies of Scale May be Realized if the Fund Grows

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with the Fund’s shareholders. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, by initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing the Fund’s proposed management and subadvisory fee breakpoint schedules.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that the Fund’s proposed expense structure would appropriately reflect economies of scale for the benefit of the Fund’s shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Conclusion

On the basis of the information and factors summarized above and the Board’s evaluation thereof, the Board as a whole, and the Independent Trustees voting separately, unanimously voted to approve the Repositioning and, subject to shareholder approval, the New Subadvisory Agreement.

42	MainStay MacKay Small Cap Core Fund

Other Matters

(Unaudited)

At a meeting held on December 10-12, 2018, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) terminating Epoch Investment Partners, Inc. as the Fund’s subadvisor; (ii) appointing MacKay Shields LLC as the Fund’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (iii) changing the Fund’s name and modifying the Fund’s investment objective, principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; (iv) reducing the management fee; (v) changing the Fund’s primary benchmark; and (vi) filing proxy materials.

Subsequently, at the meeting of shareholders held on March 29, 2019, shareholders approved item (ii) of the above. Below are the results of the meeting:

1.	To approve a new subadvisory agreement between New York Life Investment, the Fund’s investment manager and MacKay Shield’s LLC with respect to the Fund

For	Against	Abstain

10,654,840	414,061	125,307

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

43

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1736841 MS065-19	MSEUSC10-06/19 (NYLIM) NL227

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	5/3/2004	–1.28 1.78%	0.32 3.42%	2.59 3.22%	5.02 5.34%	1.05 1.05%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.27 1.78	0.32 3.43	2.59 3.22	4.99 5.31	1.05 1.05
Class B Shares[3]	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	5/3/2004	–1.58 1.40	–0.30 2.66	2.45 2.45	4.53 4.53	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/3/2004	0.52 1.51	1.78 2.77	2.47 2.47	4.53 4.53	1.80 1.80
Class I Shares	No Sales Charge		5/3/2004	1.90	3.68	3.47	5.61	0.80
Class R3 Shares	No Sales Charge		2/29/2016	1.71	3.17	5.26	N/A	1.40
Class R6 Shares	No Sales Charge		2/28/2019	N/A	N/A	1.45	N/A	0.63

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P/LSTA Leveraged Loan Index[4]	2.09%	4.24%	3.94%	7.26%
Credit Suisse Leveraged Loan Index[5]	2.17	4.46	4.11	7.29
Morningstar Bank Loan Category Average[6]	1.86	3.42	3.14	6.11

4.

The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Credit Suisse Leveraged Loan Index is the Fund’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,017.80	$5.40	$1,019.44	$5.41	1.08%

Investor Class Shares	$1,000.00	$1,017.80	$5.35	$1,019.49	$5.36	1.07%

Class B Shares	$1,000.00	$1,014.00	$9.09	$1,015.77	$9.10	1.82%

Class C Shares	$1,000.00	$1,015.10	$9.09	$1,015.77	$9.10	1.82%

Class I Shares	$1,000.00	$1,019.00	$4.15	$1,020.68	$4.16	0.83%

Class R3 Shares	$1,000.00	$1,017.10	$7.15	$1,017.70	$7.15	1.43%

Class R6 Shares[3,4]	$1,000.00	$1,014.50	$1.08	$1,007.29	$1.07	0.64%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period) and 61 days for Class R6 share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was February 28, 2019.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2019. Had these shares been offered for the full six-month period ended April 30, 2019, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.21 for Class R6 shares and the ending account value would have been $1,021.62 for Class R6 shares.

7

Industry Composition as of April 30, 2019 (Unaudited)

Electronics	13.3%

Healthcare, Education & Childcare	9.3

Hotels, Motels, Inns & Gaming	7.4

Diversified/Conglomerate Service	5.8

Telecommunications	4.3

Chemicals, Plastics & Rubber	3.8

Broadcasting & Entertainment	3.7

Diversified/Conglomerate Manufacturing	3.6

Leisure, Amusement, Motion Pictures & Entertainment	3.6

Beverage, Food & Tobacco	3.4

Retail Store	3.4

Utilities	3.3

Buildings & Real Estate	3.1

Insurance	3.1

Containers, Packaging & Glass	2.7

Banking	2.5

Personal, Food & Miscellaneous Services	2.5

Automobile	2.4

Oil & Gas	2.1

Mining, Steel, Iron & Non-Precious Metals	1.9

Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.8

Finance	1.4

Personal & Nondurable Consumer Products (Manufacturing Only)	1.4

Printing & Publishing	1.4

Aerospace & Defense	0.8

Home and Office Furnishings, Housewares & Durable Consumer Products	0.7

Commercial Services	0.6

Ecological	0.6

Electric	0.6

Auto Manufacturers	0.5

Chemicals	0.3%

Communications Equipment	0.3

Personal Transportation	0.3

Energy Equipment & Services	0.2

Media	0.2

Metals & Mining	0.2

Packaging & Containers	0.2

Pharmaceuticals	0.2

Trucking & Leasing	0.2

Affiliated Investment Company	0.1

Auto Parts & Equipment	0.1

Building Materials	0.1

Distribution & Wholesale	0.1

Diversified Financial Services	0.1

Environmental Controls	0.1

Household Products & Wares	0.1

Housewares	0.1

Manufacturing	0.1

Miscellaneous—Manufacturing	0.1

Oil, Gas & Consumable Fuels	0.1

Real Estate	0.1

Retail	0.1

Software	0.1

Oil & Gas Services	0.0	‡

Health Care—Services	0.0	‡

Hotels, Restaurants & Leisure	0.0	‡

Machinery—Diversified	0.0	‡

Investment of Cash Collateral For Securities Loaned	0.2

Short-Term Investments	2.6

Other Assets, Less Liabilities	–1.3

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of April 30, 2019 (excluding short-term investments) (Unaudited)

1.	Scientific Games International, Inc., 5.233%, due 8/14/24

2.	Asurion LLC, 5.483%–8.983%, due 8/4/22–8/4/25

3.	CommScope, Inc., 5.50%–5.733%, due 3/1/24–4/6/26

4.	McAfee LLC, 6.229%–10.979%, due 9/30/24–9/29/25

5.	Sprint Communications, Inc., 5.00%–5.50%, due 2/2/24
6.	JBS USA Lux S.A., TBD–4.98%, due 10/30/22–4/25/26

7.	Hyland Software, Inc., 5.983%–9.483%, due 7/1/24–7/7/25

8.	Charter Communications Operating LLC, 4.49%, due 4/30/25

9.	Caesars Resort Collection LLC, 5.233%, due 12/22/24

10.	Epicor Software Corp., 5.74%, due 6/1/22

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Floating Rate Fund returned 1.90%, underperforming the 2.09% return of the Fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index. Over the same period, Class I shares underperformed the 2.17% return of the Credit Suisse Leveraged Loan Index, which is the Fund’s secondary benchmark, and outperformed the 1.86% return of the Morningstar Bank Loan Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Market conditions were mixed during the reporting period with the Fund realizing weak performance during November and December of 2018, offset by generally positive performance in the first four months of 2019. Due to a confluence of factors, the market turned negative for risk assets during the fourth quarter of 2018 with equities, high-yield bonds and loans all affected. In 2019, investors demonstrated a renewed appetite for risk. Those assets and sectors most negatively affected during the sell-off at the end of 2018 generally recovered by the end of the reporting period.

What was the Fund’s duration2 strategy during the reporting period?

Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread3 over a floating reference rate, which is LIBOR.4 Issuers can generally borrow under a 30- to 90-day range with LIBOR. The weighted-average time to LIBOR reset on the Fund’s portfolio ranged between 35 to 55 days during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

On a sector basis, the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index was aided during the reporting period by its underweight position in electronics, its off-index positions in high-yield bonds and restructured equities, and its overweight positions in gaming. Detracting from these positive contributions was the Fund’s modest overweight exposure to the oil & gas sector and its underweight exposure to the telecommunications and health care sectors. (Contributions take weightings and total returns into account.)

On a ratings basis, the Fund benefited from its overweight positions in credits rated BB and B, offset by underweight positions in credits rated BBB, CCC and below.5 The Fund’s cash position also contributed positively to its performance relative to the benchmark.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included securities issued by communications equipment maker CommScope (loans and bonds), diversified technology and industrial company Johnson Controls (in connection with the sale of its Power Solutions business), claims and productivity management solutions provider Sedgwick Claims Management and telecommunications company Sprint. The Fund’s largest sales during the same period included securities of industrial manufacturer Charter NEX Films, lead recycler Gopher Resource, pharmaceuticals and medical device maker Bausch Health and theme park owner and operator Six Flags Entertainment.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.	The London Interbank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
5.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings remained relatively stable during the reporting period. Modest changes included increased allocations to gaming, food products and health care, offset by decreased weightings in autos, chemicals and retail.

How was the Fund positioned at the end of the reporting period?

The Fund adopted modestly more defensive positioning during the reporting period in response to market volatility. Specifically, the Fund reduced exposure to relatively volatile sectors, such as autos, chemicals and retail. As of April 30, 2019, the Fund was overweight in the autos sector relative to the S&P/LSTA Lever-

aged Loan Index, and was underweight in the chemicals and retail sectors. In addition, the Fund increased its exposure to more defensive sectors, such as gaming, food and health care. The Fund was overweight relative to the benchmark in the gaming and food products sectors, and was underweight in the health care sector. On a ratings basis, the Fund increased its allocation to credits rated BBB while decreasing its allocation to credits rated CCC and below. Relative to the S&P/LSTA Leveraged Loan Index, the Fund remained underweight in credits rated BBB, CCC and below.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.9%† Corporate Bonds 3.9%
Auto Parts & Equipment 0.1%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$600,000	$552,060
Delphi Technologies PLC 5.00%, due 10/1/25 (a)	1,200,000	1,101,000

		1,653,060

Building Materials 0.1%
Jeld-Wen, Inc. (a)
4.625%, due 12/15/25	590,000	561,975
4.875%, due 12/15/27	780,000	744,900

		1,306,875

Chemicals 0.3%
Element Solutions, Inc. 5.875%, due 12/1/25 (a)	2,800,000	2,866,500
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.00%, due 10/1/26 (a)(b)	1,000,000	1,026,300

		3,892,800

Chemicals, Plastics & Rubber 0.3%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	1,600,000	1,624,000
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,950,000	2,074,312

		3,698,312

Commercial Services 0.5%
Hertz Corp. 5.875%, due 10/15/20	6,300,000	6,300,000
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	1,000,000	1,013,430

		7,313,430

Communications Equipment 0.3%
CommScope, Inc. 5.50%, due 3/1/24 (a)	3,500,000	3,650,938

Distribution & Wholesale 0.1%
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	1,400,000	1,400,000

Diversified Financial Services 0.1%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	1,000,000	1,001,250

Electric 0.6%
Clearway Energy Operating LLC 5.75%, due 10/15/25 (a)	2,776,000	2,838,460

	Principal Amount	Value
Electric (continued)
Vistra Energy Corp.
7.625%, due 11/1/24	$1,500,000	$1,581,270
8.125%, due 1/30/26 (a)	3,750,000	4,087,500

		8,507,230

Environmental Controls 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	1,200,000	1,260,000
GFL Environmental, Inc. 8.50%, due 5/1/27 (a)	770,000	802,155

		2,062,155

Health Care—Services 0.0%‡
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	330,000	331,716

Household Products & Wares 0.1%
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)(b)	700,000	722,750

Housewares 0.1%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	800,000	794,000

Insurance 0.1%
Acrisure, LLC / Acrisure Finance, Inc. 7.00%, due 11/15/25 (a)	2,280,000	2,063,400

Machinery—Diversified 0.0%‡
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (a)	700,000	700,847

Media 0.2%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	1,200,000	1,140,000
Salem Media Group, Inc. 6.75%, due 6/1/24 (a)	1,400,000	1,260,000

		2,400,000

Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	2,000,000	1,935,600

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquistion Finance, Inc. 8.00%, due 2/15/25 (a)	800,000	288,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.0%‡
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26	$640,000	$673,203

Packaging & Containers 0.2%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (c)	1,330,000	1,331,663
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	1,200,000	1,264,260
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	530,000	495,550

		3,091,473

Pharmaceuticals 0.2%
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	700,000	716,408
6.50%, due 3/15/22	1,500,000	1,552,500

		2,268,908

Real Estate 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (a)(b)	2,100,000	2,002,266

Retail 0.1%
PetSmart, Inc. 5.875%, due 6/1/25 (a)	800,000	725,000

Trucking & Leasing 0.2%
DAE Funding LLC (a)
5.00%, due 8/1/24	1,000,000	1,027,500
5.25%, due 11/15/21	1,300,000	1,339,000

		2,366,500

Total Corporate Bonds (Cost $54,854,253)		54,849,713

Floating Rate Loans 83.2% (d)
Aerospace & Defense 0.8%
Dynasty Acquisition Co., Inc. 2019 Term Loan B1 6.602% (3 Month LIBOR + 4.00%), due 4/6/26	867,133	870,980
Science Applications International Corp. 2018 Term Loan B 4.233% (1 Month LIBOR + 1.75%), due 10/31/25	2,089,500	2,082,785

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc.
2018 Term Loan F 4.983% (1 Month LIBOR + 2.50%), due 6/9/23	$6,984,538	$6,957,822
2018 Term Loan E 4.983% (1 Month LIBOR + 2.50%), due 5/30/25	990,000	985,242

		10,896,829

Automobile 2.4%
American Axle and Manufacturing, Inc.
Term Loan B 4.73% (1 Month LIBOR + 2.25%), due 4/6/24	2,567,562	2,533,059
Term Loan B 4.84% (3 Month LIBOR + 2.25%), due 4/6/24	1,302,717	1,285,211
AP Exhaust Acquisition LLC 1st Lien Term Loan 7.693% (3 Month LIBOR + 5.00%), due 5/10/24	1,014,089	912,680
Autodata, Inc. 1st Lien Term Loan 5.733% (1 Month LIBOR + 3.25%), due 12/13/24	2,280,102	2,268,701
Belron Finance U.S. LLC Term Loan B 4.989% (3 Month LIBOR + 2.25%), due 11/7/24	2,468,750	2,461,035
Chassix, Inc. (e)
2017 1st Lien Term Loan 8.188% (3 Month LIBOR + 5.50%), due 11/15/23	1,698,472	1,694,226
2017 1st Lien Term Loan 8.375% (3 Month LIBOR + 5.50%), due 11/15/23	1,757,778	1,753,383
KAR Auction Services, Inc. Term Loan B5 5.125% (3 Month LIBOR + 2.50%), due 3/9/23	2,292,285	2,290,376
L&W, Inc. 2018 Term Loan B 6.483% (1 Month LIBOR + 4.00%), due 5/22/25 (e)	3,176,000	3,156,150
Mavis Tire Express Services Corp. 2018 1st Lien Term Loan 5.727% (1 Month LIBOR + 3.25%), due 3/20/25 (e)	2,826,488	2,812,355
Tenneco, Inc. 2018 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 10/1/25	2,142,125	2,083,217

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
Tower Automotive Holdings USA LLC 2017 Term Loan B 5.25% (1 Month LIBOR + 2.75%), due 3/7/24	$3,544,823	$3,496,081
Truck Hero, Inc. 1st Lien Term Loan 6.233% (1 Month LIBOR + 3.75%), due 4/21/24	4,306,625	4,048,228
Wand NewCo 3, Inc. 2019 1st Lien Term Loan 5.977% (1 Month LIBOR + 3.50%), due 2/5/26	2,700,000	2,716,875

		33,511,577

Banking 2.5%
Advisor Group, Inc. 2018 Term Loan 6.233% (1 Month LIBOR + 3.75%), due 8/15/25	3,980,000	3,980,000
Broadstreet Partners, Inc. 2018 Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 11/8/23	3,397,433	3,376,199
Brookfield Property REIT, Inc. 1st Lien Term Loan B 4.979% (1 Month LIBOR + 2.50%), due 8/27/25	8,457,500	8,262,504
Capital Automotive, L.P. 2017 2nd Lien Term Loan 8.483% (1 Month LIBOR + 6.00%), due 3/24/25	2,244,123	2,252,539
Edelman Financial Center LLC 2018 1st Lien Term Loan 5.723% (1 Month LIBOR + 3.25%), due 7/21/25	2,793,000	2,797,887
Forest City Enterprises, L.P. Term Loan B 6.483% (1 Month LIBOR + 4.00%), due 12/7/25	2,396,500	2,411,478
Greenhill & Co., Inc. Term Loan B 5.732% (1 Month LIBOR + 3.25%), due 4/12/24	3,500,000	3,495,625
Jane Street Group LLC 2018 Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 8/25/22	3,432,577	3,426,141
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 5.851% (3 Month LIBOR + 3.25%), due 6/1/23	3,441,969	3,428,201

	Principal Amount	Value
Banking (continued)
Trans Union LLC 2018 Term Loan B4 4.483% (1 Month LIBOR + 2.00%), due 6/19/25	$1,786,500	$1,785,755

		35,216,329

Beverage, Food & Tobacco 3.4%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 6.229% (1 Month LIBOR + 3.75%), due 10/1/25	2,394,000	2,398,987
Acosta Holdco, Inc. 2015 Term Loan 5.733% (1 Month LIBOR + 3.25%), due 9/26/21	2,265,807	956,359
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 5.733% (1 Month LIBOR + 3.25%), due 7/23/21	1,236,023	1,080,284
Term Loan B2 5.733% (1 Month LIBOR + 3.25%), due 7/25/21	1,473,750	1,288,057
2014 2nd Lien Term Loan 8.983% (1 Month LIBOR + 6.50%), due 7/25/22	1,458,333	1,076,736
Albertsons LLC
2017 Term Loan B6 5.483% (1 Month LIBOR + 3.00%), due 6/22/23	3,564,905	3,566,577
2017 Term Loan B5 5.609% (3 Month LIBOR + 3.00%), due 12/21/22	2,493,655	2,495,602
American Seafoods Group LLC
2017 1st Lien Term Loan 5.23% (1 Month LIBOR + 2.75%), due 8/21/23	2,835,343	2,835,343
2017 1st Lien Term Loan 5.24% (1 Month LIBOR + 2.75%), due 8/21/23	43,453	43,453
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 5.983% (1 Month LIBOR + 3.50%), due 3/20/24	2,295,993	2,298,863
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 6.483% (1 Month LIBOR + 4.00%), due 8/16/23	3,032,638	3,032,638
CHG PPC Parent LLC 2018 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 3/31/25	3,721,875	3,719,549

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
Chobani LLC 2017 Term Loan B 5.983% (1 Month LIBOR + 3.50%), due 10/10/23	$1,959,990	$1,931,815
Hearthside Food Solutions LLC 2018 Term Loan B 6.171% (1 Month LIBOR + 3.687%), due 5/23/25	3,173,513	3,098,141
JBS USA Lux S.A. 2017 Term Loan B 4.98% (1 Month LIBOR + 2.50%), due 10/30/22	6,048,924	6,046,765
Post Holdings, Inc. 2017 Series A Incremental Term Loan 4.49% (1 Month LIBOR + 2.00%), due 5/24/24	1,488,068	1,486,208
U.S. Foods, Inc. 2016 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 6/27/23	4,855,019	4,843,891
United Natural Foods, Inc. Term Loan B 6.733% (1 Month LIBOR + 4.25%), due 10/22/25	6,978,611	6,071,392

		48,270,660

Broadcasting & Entertainment 3.1%
CBS Radio, Inc. 2017 Term Loan B 5.229% (1 Month LIBOR + 2.75%), due 11/18/24	1,020,515	1,018,282
Charter Communications Operating LLC 2017 Term Loan B 4.49% (1 Month LIBOR + 2.00%), due 4/30/25	9,875,000	9,895,520
Global Eagle Entertainment, Inc. 1st Lien Term Loan 10.349% (6 Month LIBOR + 7.50%), due 1/6/23	1,995,000	1,842,881
Gray Television, Inc. 2018 Term Loan C 4.977% (1 Month LIBOR + 2.50%), due 1/2/26	4,538,625	4,549,972
iHeartCommunications, Inc. Term Loan D TBD, due 1/30/20 (f)(g)	3,250,000	2,405,000
Nielsen Finance LLC Term Loan B4 4.472% (1 Month LIBOR + 2.00%), due 10/4/23	1,217,257	1,211,170

	Principal Amount	Value
Broadcasting & Entertainment (continued)
Tribune Media Co.
Term Loan 5.483% (1 Month LIBOR + 3.00%), due 12/27/20	$430,305	$429,902
Term Loan C 5.483% (1 Month LIBOR + 3.00%), due 1/27/24	4,877,714	4,872,836
Unitymedia Finance LLC Term Loan B 4.723% (1 Month LIBOR + 2.25%), due 9/30/25	3,500,000	3,490,763
Univision Communications, Inc. Term Loan C5 5.233% (1 Month LIBOR + 2.75%), due 3/15/24	5,720,532	5,502,437
Virgin Media Bristol LLC Term Loan K 4.973% (1 Month LIBOR + 2.50%), due 1/15/26	5,095,238	5,104,792
WideOpenWest Finance LLC 2017 Term Loan B 5.737% (1 Month LIBOR + 3.25%), due 8/18/23	2,932,834	2,881,510

		43,205,065

Buildings & Real Estate 3.1%
American Bath Group LLC 2018 Term Loan B 6.851% (3 Month LIBOR + 4.25%), due 9/30/23	1,000,000	998,750
Big Ass Fans LLC 2018 Term Loan 6.351% (3 Month LIBOR + 3.75%), due 5/21/24	1,938,926	1,943,773
Core & Main, L.P. 2017 Term Loan B 5.626% (3 Month LIBOR + 3.00%), due 8/1/24	3,582,162	3,588,879
DTZ U.S. Borrower LLC 2018 Add On Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 8/21/25	3,980,000	3,980,000
Hamilton Holdco LLC 2018 Term Loan B 4.61% (3 Month LIBOR + 2.00%), due 7/2/25	1,488,750	1,486,889
Jeld-Wen, Inc. 2017 1st Lien Term Loan 4.601% (3 Month LIBOR + 2.00%), due 12/14/24	1,697,266	1,686,658

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Buildings & Real Estate (continued)
NCI Building Systems, Inc. 2018 Term Loan 6.354% (3 Month LIBOR + 3.75%), due 4/12/25	$3,706,328	$3,653,050
Priso Acquisition Corp. 2017 Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 5/8/22 (h)	1,639,777	1,600,832
Realogy Group LLC 2018 Term Loan B 4.73% (1 Month LIBOR + 2.25%), due 2/8/25	5,921,460	5,774,904
SIWF Holdings, Inc.
1st Lien Term Loan 6.737% (1 Month LIBOR + 4.25%), due 6/15/25	1,870,248	1,872,586
2nd Lien Term Loan 10.987% (1 Month LIBOR + 8.50%), due 6/15/26 (e)	480,000	460,800
SMG Holdings, Inc. 2017 1st Lien Term Loan 5.483% (1 Month LIBOR + 3.00%), due 1/23/25	1,485,000	1,473,862
SRS Distribution, Inc. 2018 1st Lien Term Loan 5.733% (1 Month LIBOR + 3.25%), due 5/23/25	3,668,519	3,570,911
VC GB Holdings, Inc. 2017 1st Lien Term Loan 5.483% (1 Month LIBOR + 3.00%), due 2/28/24	3,983,810	3,961,401
Wilsonart LLC 2017 Term Loan B 5.86% (3 Month LIBOR + 3.25%), due 12/19/23	6,978,998	6,959,373

		43,012,668

Chemicals, Plastics & Rubber 2.2%
Allnex USA, Inc. Term Loan B3 5.879% (3 Month LIBOR + 3.25%), due 9/13/23	1,931,849	1,930,642
Cabot Microelectronics Corp. Term Loan B 4.75% (1 Month LIBOR + 2.25%), due 11/14/25	1,897,567	1,902,311
Emerald Performance Materials LLC
New 1st Lien Term Loan 5.983% (1 Month LIBOR + 3.50%), due 8/1/21	2,376,717	2,373,746
New 2nd Lien Term Loan 10.233% (1 Month LIBOR + 7.75%), due 8/1/22	1,300,000	1,274,000

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Encapsys LLC 1st Lien Term Loan 5.733% (1 Month LIBOR + 3.25%), due 11/7/24	$969,293	$964,446
Flex Acquisition Co., Inc. 1st Lien Term Loan 5.626% (3 Month LIBOR + 3.00%), due 12/29/23	1,918,893	1,882,570
Flint Group U.S. LLC
1st Lien Term Loan B2 5.546% (3 Month LIBOR + 3.00%), due 9/7/21	5,531	5,171
1st Lien Term Loan B2 5.581% (3 Month LIBOR + 3.00%), due 9/7/21	2,107,213	1,970,244
Ineos U.S. Finance LLC 2017 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 3/31/24	2,450,000	2,438,975
Minerals Technologies, Inc.
2017 Term Loan B 4.73% (1 Month LIBOR + 2.25%), due 2/14/24	49,357	49,357
2017 Term Loan B 4.74% (1 Month LIBOR + 2.25%), due 2/14/24	1,032,185	1,032,185
2017 Term Loan B 4.86% (3 Month LIBOR + 2.25%), due 2/14/24	277,635	277,635
2017 Term Loan B 6.75% (PRIME + 1.25%), due 2/14/24	61,697	61,697
PQ Corp. 2018 Term Loan B 5.083% (3 Month LIBOR + 2.50%), due 2/8/25	1,500,000	1,497,589
TricorBraun Holdings, Inc.
2016 1st Lien Term Loan 6.351% (3 Month LIBOR + 3.75%), due 11/30/23	2,727,082	2,719,127
2016 1st Lien Term Loan 6.363% (3 Month LIBOR + 3.75%), due 11/30/23	242,559	241,851
Tronox Finance LLC Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 9/23/24	3,271,832	3,278,257
Univar, Inc. 2019 Term Loan B 4.983% (1 Month LIBOR + 2.50%), due 7/1/24	1,225,191	1,228,254

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Venator Materials Corp. Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 8/8/24	$2,955,000	$2,958,694
Zep, Inc. (h)
2017 1st Lien Term Loan 6.601% (3 Month LIBOR + 4.00%), due 8/12/24	682,094	562,728
2017 2nd Lien Term Loan 10.851% (3 Month LIBOR + 8.25%), due 8/11/25	3,500,000	2,800,000

		31,449,479

Commercial Services 0.1%
ServPro Borrower LLC Term Loan B TBD, due 4/11/26 (h)	1,500,000	1,500,000

Containers, Packaging & Glass 2.7%
Anchor Glass Container Corp.
2017 1st Lien Term Loan 5.224% (1 Month LIBOR + 2.75%), due 12/7/23	2,142,220	1,799,465
2017 1st Lien Term Loan 5.233% (1 Month LIBOR + 2.75%), due 12/7/23	580,250	487,410
Berlin Packaging LLC
2018 1st Lien Term Loan 5.49% (1 Month LIBOR + 3.00%), due 11/7/25	120,688	118,928
2018 1st Lien Term Loan 5.50% (1 Month LIBOR + 3.00%), due 11/7/25	57,930	57,086
2018 1st Lien Term Loan 5.51% (1 Month LIBOR + 3.00%), due 11/7/25	584,132	575,614
2018 1st Lien Term Loan 5.61% (3 Month LIBOR + 3.00%), due 11/7/25	18,236	17,970
Berry Global, Inc. Term Loan R 4.481% (1 Month LIBOR + 2.00%), due 1/19/24	2,940,000	2,928,640
BWAY Holding Co. 2017 Term Loan B 5.854% (3 Month LIBOR + 3.25%), due 4/3/24	5,895,000	5,818,365
Consolidated Container Co. LLC 2017 1st Lien Term Loan 5.233% (1 Month LIBOR + 2.75%), due 5/22/24	3,940,125	3,919,195

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Fort Dearborn Co.
2016 1st Lien Term Loan 6.479% (1 Month LIBOR + 4.00%), due 10/19/23	$111,337	$109,388
2016 1st Lien Term Loan 6.602% (3 Month LIBOR + 4.00%), due 10/19/23	3,312,365	3,254,398
2016 2nd Lien Term Loan 11.102% (3 Month LIBOR + 8.50%), due 10/19/24	1,500,000	1,335,000
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 6.733% (1 Month LIBOR + 4.25%), due 6/30/22	4,925,000	4,355,547
Plastipak Packaging, Inc. 2018 Term Loan B 4.99% (1 Month LIBOR + 2.50%), due 10/14/24	1,477,500	1,471,590
Pro Mach Group, Inc. 2018 Term Loan B 5.223% (1 Month LIBOR + 2.75%), due 3/7/25	990,000	965,559
Rack Merger Sub, Inc. 2nd Lien Term Loan 9.73% (1 Month LIBOR + 7.25%), due 10/3/22 (e)	596,296	591,824
Ranpak Corp. 2015 Term Loan 5.733% (1 Month LIBOR + 3.25%), due 10/1/21	977,099	975,267
Reynolds Group Holdings, Inc. 2017 Term Loan 5.233% (1 Month LIBOR + 2.75%), due 2/5/23	4,527,904	4,536,707
Tank Holding Corp.
2019 Term Loan B 6.483% (3 Month LIBOR + 4.00%), due 3/26/26	250,000	251,563
2019 Term Loan B 6.61% (3 Month LIBOR + 4.00%), due 3/26/26	250,000	251,563
2019 Term Loan B 6.787% (12 Month LIBOR + 4.00%), due 3/26/26	750,000	754,687
Trident TPI Holdings, Inc. 2017 Term Loan B1 5.733% (1 Month LIBOR + 3.25%), due 10/17/24	3,058,627	2,989,807

		37,565,573

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing 2.9%
Allied Universal Holdco LLC
2015 Term Loan 6.233% (1 Month LIBOR + 3.75%), due 7/28/22	$5,214,960	$5,149,773
Incremental Term Loan 6.733% (1 Month LIBOR + 4.25%), due 7/28/22	1,496,250	1,477,547
Filtration Group Corp. 2018 1st Lien Term Loan 5.483% (1 Month LIBOR + 3.00%), due 3/29/25	3,069,000	3,072,836
Gardner Denver, Inc. 2017 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 7/30/24	2,801,874	2,804,755
GYP Holdings III Corp. 2018 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 6/1/25	1,848,000	1,834,140
Hyster-Yale Group, Inc. Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 5/30/23	912,500	903,375
Iron Mountain, Inc. 2018 Term Loan B 4.233% (1 Month LIBOR + 1.75%), due 1/2/26	4,331,250	4,244,625
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 5.983% (1 Month LIBOR + 3.50%), due 9/6/25	2,388,000	2,351,184
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 5.733% (1 Month LIBOR + 3.25%), due 5/1/25	3,986,500	3,968,230
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 5.233% (1 Month LIBOR + 2.75%), due 11/15/23	5,376,832	5,341,883
Red Ventures LLC 2018 Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 11/8/24	6,775,950	6,792,890
TRC Cos., Inc. Term Loan 5.983% (1 Month LIBOR + 3.50%), due 6/21/24	2,516,227	2,516,227

		40,457,465

	Principal Amount	Value
Diversified/Conglomerate Service 5.8%
Applied Systems, Inc. 2017 1st Lien Term Loan 5.483% (1 Month LIBOR + 3.00%), due 9/19/24	$2,935,101	$2,930,716
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan 5.483% (1 Month LIBOR + 3.00%), due 6/15/25	3,970,000	3,959,082
BrightView Landscapes LLC
2018 1st Lien Term Loan B 5.00% (1 Month LIBOR + 2.50%), due 8/15/25	2,448,087	2,446,557
2018 1st Lien Term Loan B 5.01% (1 Month LIBOR + 2.50%), due 8/15/25	2,051,246	2,049,964
Carbonite, Inc. Term Loan B 6.306% (2 Month LIBOR + 3.75%), due 3/26/26	1,500,000	1,509,375
Change Healthcare Holdings, Inc. 2017 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 3/1/24	5,142,857	5,139,185
Cypress Intermediate Holdings III, Inc. 2017 1st Lien Term Loan 5.24% (1 Month LIBOR + 2.75%), due 4/26/24	3,930,000	3,915,263
Element Materials Technology Group US Holdings, Inc. 2017 USD Term Loan B 6.151% (6 Month LIBOR + 3.50%), due 6/28/24	3,959,900	3,946,701
First Data Corp. 2024 Term Loan 4.481% (1 Month LIBOR + 2.00%), due 4/26/24	8,269,054	8,268,483
Greeneden U.S. Holdings II LLC 2018 USD Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 12/1/23	1,460,182	1,462,616
IRI Holdings, Inc. 2018 1st Lien Term Loan 7.129% (3 Month LIBOR + 4.50%), due 12/1/25	5,236,875	5,197,598
J.D. Power and Associates
2018 1st Lien Term Loan 6.233% (1 Month LIBOR + 3.75%), due 9/7/23	4,020,525	3,990,372
2nd Lien Term Loan 10.983% (1 Month LIBOR + 8.50%), due 9/7/24 (e)	778,646	763,073

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Kronos, Inc. 2017 Term Loan B 5.736% (3 Month LIBOR + 3.00%), due 11/1/23	$5,692,063	$5,699,497
Mitchell International, Inc. 2017 1st Lien Term Loan 5.733% (1 Month LIBOR + 3.25%), due 11/29/24	3,465,000	3,411,293
MKS Instruments, Inc. 2017 Term Loan B3 4.483% (1 Month LIBOR + 2.00%), due 5/1/23	1,699,276	1,698,426
Monitronics International, Inc. Term Loan B2 10.101% (3 Month LIBOR + 7.50%), due 9/30/22	2,202,862	2,043,155
MX Holdings U.S., Inc. 2018 USD Term Loan B1C 5.483% (1 Month LIBOR + 3.00%), due 7/31/25	4,257,644	4,262,966
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 5.233% (1 Month LIBOR + 2.75%), due 5/2/22	5,237,461	5,242,337
Sophia, L.P. 2017 Term Loan B 5.851% (3 Month LIBOR + 3.25%), due 9/30/22	3,698,798	3,699,567
TruGreen, Ltd. Partnership 2019 Term Loan 6.223% (1 Month LIBOR + 3.75%), due 3/19/26	2,023,238	2,028,296
Verint Systems, Inc. 2018 Term Loan B 4.502% (1 Month LIBOR + 2.00%), due 6/28/24	2,947,500	2,951,184
Verscend Holding Corp. 2018 Term Loan B 6.983% (1 Month LIBOR + 4.50%), due 8/27/25	2,985,000	2,999,925
WEX, Inc. 2017 Term Loan B2 4.733% (1 Month LIBOR + 2.25%), due 6/30/23	1,945,000	1,946,945

		81,562,576

Ecological 0.4%
Advanced Disposal Services, Inc. Term Loan B3 4.681% (1 Week LIBOR + 2.25%), due 11/10/23	5,633,502	5,644,533

	Principal Amount	Value
Electronics 12.1%
Almonde, Inc.
1st Lien Term Loan 6.101% (3 Month LIBOR + 3.50%), due 6/13/24	$4,621,591	$4,579,711
2nd Lien Term Loan 9.851% (3 Month LIBOR + 7.25%), due 6/13/25	2,450,000	2,432,850
ASG Technologies Group, Inc. 2018 Term Loan 5.983% (1 Month LIBOR + 3.50%), due 7/31/24	2,922,259	2,871,120
Banff Merger Sub, Inc. 2018 Term Loan B 6.851% (3 Month LIBOR + 4.25%), due 10/2/25	7,360,540	7,309,384
Barracuda Networks, Inc. 1st Lien Term Loan 5.737% (1 Month LIBOR + 3.25%), due 2/12/25	1,988,750	1,986,264
Cologix, Inc. 2017 1st Lien Term Loan 5.483% (1 Month LIBOR + 3.00%), due 3/20/24	4,904,950	4,733,276
Colorado Buyer, Inc.
Term Loan B 5.60% (3 Month LIBOR + 3.00%), due 5/1/24	1,473,750	1,429,538
2nd Lien Term Loan 9.86% (3 Month LIBOR + 7.25%), due 5/1/25	1,200,000	1,110,000
CommScope, Inc. 2019 Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 4/6/26	8,937,500	9,006,766
Compuware Corp. 2018 Term Loan B 5.983% (1 Month LIBOR + 3.50%), due 8/22/25	797,999	801,324
Cortes NP Acquisition Corp. 2017 Term Loan B 6.629% (3 Month LIBOR + 4.00%), due 11/30/23	1,527,255	1,457,892
Dell International LLC 2017 Term Loan B 4.49% (1 Month LIBOR + 2.00%), due 9/7/23	4,421,386	4,422,234
Diebold, Inc. 2017 Term Loan B 5.25% (1 Month LIBOR + 2.75%), due 11/6/23	1,791,350	1,674,912

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
DigiCert, Inc. 2017 Term Loan B1 6.483% (1 Month LIBOR + 4.00%), due 10/31/24	$1,990,000	$1,988,756
EIG Investors Corp. 2018 1st Lien Term Loan 6.389% (3 Month LIBOR + 3.75%), due 2/9/23	6,235,703	6,227,036
Epicor Software Corp. 1st Lien Term Loan 5.74% (1 Month LIBOR + 3.25%), due 6/1/22	8,396,721	8,390,163
Exact Merger Sub LLC 1st Lien Term Loan 6.851% (3 Month LIBOR + 4.25%), due 9/27/24	3,940,000	3,930,150
Financial & Risk US Holdings, Inc. 2018 USD Term Loan 6.233% (1 Month LIBOR + 3.75%), due 10/1/25	6,483,750	6,416,209
Flexential Intermediate Corp. 2017 1st Lien Term Loan 6.101% (3 Month LIBOR + 3.50%), due 8/1/24	2,758,000	2,535,063
Flexera Software LLC 2018 1st Lien Term Loan 5.49% (1 Month LIBOR + 3.00%), due 2/26/25	1,039,500	1,035,602
GTCR Valor Cos., Inc. 2017 Term Loan B1 5.351% (3 Month LIBOR + 2.75%), due 6/16/23	3,081,713	3,074,779
Hyland Software, Inc.
2018 Term Loan 3 5.983% (1 Month LIBOR + 3.50%), due 7/1/24	8,527,247	8,560,998
2017 2nd Lien Term Loan 9.483% (1 Month LIBOR + 7.00%), due 7/7/25	1,416,667	1,418,438
Infor (U.S.), Inc. Term Loan B6 5.233% (1 Month LIBOR + 2.75%), due 2/1/22	4,172,826	4,170,218
Informatica LLC 2018 Term Loan 5.733% (1 Month LIBOR + 3.25%), due 8/5/22	1,963,170	1,968,078
Ivanti Software, Inc. 2017 Term Loan B 6.73% (1 Month LIBOR + 4.25%), due 1/20/24	2,207,461	2,192,285

	Principal Amount	Value
Electronics (continued)
MA FinanceCo. LLC Term Loan B3 4.983% (1 Month LIBOR + 2.50%), due 6/21/24	$528,517	$524,332
McAfee LLC
2018 USD Term Loan B 6.229% (1 Month LIBOR + 3.75%), due 9/30/24	8,522,646	8,572,359
2017 2nd Lien Term Loan 10.979% (1 Month LIBOR + 8.50%), due 9/29/25	2,750,000	2,780,938
MH Sub I LLC 2017 1st Lien Term Loan 6.227% (1 Month LIBOR + 3.75%), due 9/13/24	8,210,802	8,215,934
Project Alpha Intermediate Holding, Inc.
2019 Incremental Term Loan B TBD, due 4/26/24 (h)	1,400,000	1,400,584
2017 Term Loan B 6.37% (6 Month LIBOR + 3.50%), due 4/26/24	2,947,500	2,927,236
Project Leopard Holdings, Inc. 2018 Term Loan 6.983% (1 Month LIBOR + 4.50%), due 7/7/23	1,970,063	1,960,212
Rocket Software, Inc. 2018 Term Loan 6.733% (1 Month LIBOR + 4.25%), due 11/28/25	2,100,000	2,101,126
RP Crown Parent LLC 2016 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 10/12/23	3,768,287	3,763,577
Seattle Spinco, Inc. Term Loan B3 4.983% (1 Month LIBOR + 2.50%), due 6/21/24	3,569,204	3,540,946
Sirius Computer Solutions, Inc. 2016 Term Loan 6.733% (1 Month LIBOR + 4.25%), due 10/30/22	975,407	975,407
Solera LLC Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 3/3/23	3,637,128	3,638,492
SonicWALL, Inc. 1st Lien Term Loan 6.183% (3 Month LIBOR + 3.50%), due 5/16/25	1,592,000	1,546,230
SS&C Technologies, Inc. 2018 Term Loan B3 4.733% (1 Month LIBOR + 2.25%), due 4/16/25	5,769,050	5,771,110

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Tempo Acquisition LLC Term Loan 5.483% (1 Month LIBOR + 3.00%), due 5/1/24	$5,403,750	$5,406,003
Tibco Software, Inc. Repriced Term Loan B 5.99% (1 Month LIBOR + 3.50%), due 12/4/20	5,864,732	5,863,266
Veritas Bermuda, Ltd.
Repriced Term Loan B 6.983% (1 Month LIBOR + 4.50%), due 1/27/23	2,055,200	1,922,253
Repriced Term Loan B 7.101% (3 Month LIBOR + 4.50%), due 1/27/23	576,389	539,103
Vertafore, Inc. 2018 1st Lien Term Loan 5.733% (1 Month LIBOR + 3.25%), due 7/2/25	1,596,000	1,581,136
Web.com Group, Inc.
2018 Term Loan B 6.234% (1 Month LIBOR + 3.75%), due 10/10/25	3,089,498	3,071,090
2018 2nd Lien Term Loan 10.234% (1 Month LIBOR + 7.75%), due 10/9/26	1,225,704	1,199,146
Western Digital Corp. 2018 Term Loan B4 4.233% (1 Month LIBOR + 1.75%), due 4/29/23	3,310,319	3,279,285
Xerox Business Services LLC Term Loan B 4.983% (1 Month LIBOR + 2.50%), due 12/7/23	2,937,262	2,939,098
Zebra Technologies Corp. 2018 Term Loan B 4.229% (1 Month LIBOR + 1.75%), due 10/27/21	1,286,460	1,287,609

		170,529,518

Finance 1.4%
Alliant Holdings I, Inc. 2018 Term Loan B 5.237% (1 Month LIBOR + 2.75%), due 5/9/25	3,153,078	3,093,302
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 6.823% (2 Month LIBOR + 4.25%), due 6/21/24	4,083,586	4,003,189

	Principal Amount	Value
Finance (continued)
Deerfield Dakota Holding, LLC 2018 Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 2/13/25	$6,888,750	$6,819,862
Istar, Inc.
2016 Term Loan B 5.229% (1 Month LIBOR + 2.75%), due 6/28/23	410,401	409,888
2016 Term Loan B 5.237% (1 Month LIBOR + 2.75%), due 6/28/23	416,651	416,130
Transplace Holdings, Inc. 1st Lien Term Loan 6.237% (1 Month LIBOR + 3.75%), due 10/7/24	2,765,070	2,761,614
USS Ultimate Holdings, Inc.
1st Lien Term Loan 6.233% (1 Month LIBOR + 3.75%), due 8/25/24	1,871,500	1,871,968
2nd Lien Term Loan 10.233% (1 Month LIBOR + 7.75%), due 8/25/25	600,000	588,000

		19,963,953

Healthcare, Education & Childcare 7.9%
Acadia Healthcare Co., Inc. 2018 Term Loan B4 4.983% (1 Month LIBOR + 2.50%), due 2/16/23	1,306,805	1,302,993
Agiliti Health, Inc. Term Loan 5.563% (1 Month LIBOR + 3.00%), due 1/4/26	2,100,000	2,094,750
AHP Health Partners, Inc. 2018 Term Loan 6.983% (1 Month LIBOR + 4.50%), due 6/30/25	4,631,667	4,641,314
Akorn, Inc. Term Loan B 8.00% (1 Month LIBOR + 5.50%), due 4/16/21	339,928	294,888
Alliance Healthcare Services, Inc. 2017 Term Loan B 6.983% (1 Month LIBOR + 4.50%), due 10/24/23 (e)	2,034,375	2,039,461
Alvogen Pharma US, Inc. 2018 Term Loan B 7.23% (1 Month LIBOR + 4.75%), due 4/2/22	4,089,428	3,895,180
Amneal Pharmaceuticals LLC 2018 Term Loan B 6.00% (1 Month LIBOR + 3.50%), due 5/4/25	5,209,412	5,222,435

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Avantor, Inc. 2017 1st Lien Term Loan 6.233% (1 Month LIBOR + 3.75%), due 11/21/24	$5,023,764	$5,046,371
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 5.733% (1 Month LIBOR + 3.25%), due 9/1/24	1,974,950	1,913,233
Carestream Health, Inc. (h)
1st Lien Term Loan 8.233% (1 Month LIBOR + 5.75%), due 2/28/21	3,354,750	3,270,881
2nd Lien Term Loan 11.983% (1 Month LIBOR + 9.50%), due 6/7/21	1,985,351	1,950,607
Concentra, Inc. 2018 1st Lien Term Loan 5.23% (1 Month LIBOR + 2.75%), due 6/1/22	6,187,375	6,179,641
DaVita, Inc. Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 6/24/21	3,880,398	3,883,630
Envision Healthcare Corp. 2018 1st Lien Term Loan 6.233% (1 Month LIBOR + 3.75%), due 10/10/25	4,364,063	4,211,320
Equian LLC Add on Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 5/20/24	5,046,397	5,033,781
ExamWorks Group, Inc. 2017 Term Loan 5.733% (1 Month LIBOR + 3.25%), due 7/27/23	4,770,242	4,770,242
Explorer Holdings, Inc. 2016 Term Loan B 6.351% (3 Month LIBOR + 3.75%), due 5/2/23	2,406,692	2,406,692
Gentiva Health Services, Inc. 2018 1st Lien Term Loan 6.25% (1 Month LIBOR + 3.75%), due 7/2/25	5,186,606	5,196,331
HCA, Inc. 2018 Term Loan B10 TBD, due 3/13/25	2,500,000	2,503,125
Jaguar Holding Co. II 2018 Term Loan 4.983% (1 Month LIBOR + 2.50%), due 8/18/22	5,707,445	5,669,736

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Kinetic Concepts, Inc. 2017 Term Loan B 5.851% (3 Month LIBOR + 3.25%), due 2/2/24	$6,367,595	$6,377,146
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 6/30/25	4,970,117	4,872,266
Parexel International Corp. Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 9/27/24	3,201,250	3,134,558
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 6.987% (1 Month LIBOR + 4.50%), due 11/16/25	3,825,000	3,848,906
RPI Finance Trust Term Loan B6 4.483% (1 Month LIBOR + 2.00%), due 3/27/23	3,659,513	3,660,819
Select Medical Corp. 2017 Term Loan B 4.99% (1 Month LIBOR + 2.50%), due 3/6/25	4,479,821	4,479,821
Sound Inpatient Physicians 2018 1st Lien Term Loan 5.233% (1 Month LIBOR + 2.75%), due 6/27/25	1,985,000	1,973,422
Team Health Holdings, Inc. 1st Lien Term Loan 5.233% (1 Month LIBOR + 2.75%), due 2/6/24	5,830,278	5,458,598
U.S. Anesthesia Partners, Inc. 2017 Term Loan 5.483% (1 Month LIBOR + 3.00%), due 6/23/24	3,949,248	3,945,544
VVC Holding Corp. 2019 Term Loan B 7.197% (3 Month LIBOR + 4.50%), due 2/11/26	1,000,000	1,005,625

		110,283,316

Home and Office Furnishings, Housewares & Durable Consumer Products 0.7%
Comfort Holding LLC 1st Lien Term Loan 7.233% (1 Month LIBOR + 4.75%), due 2/5/24	2,744,000	2,733,710
Resideo Funding, Inc. Term Loan B 4.61% (3 Month LIBOR + 2.00%), due 10/24/25	2,094,750	2,093,877

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Home and Office Furnishings, Housewares & Durable Consumer Products (continued)
Serta Simmons Bedding LLC
1st Lien Term Loan 5.973% (1 Month LIBOR + 3.50%), due 11/8/23	$1,324,228	$958,962
1st Lien Term Loan 5.974% (1 Month LIBOR + 3.50%), due 11/8/23	4,683,852	3,391,891

		9,178,440

Hotels, Motels, Inns & Gaming 6.4%
Affinity Gaming LLC Initial Term Loan 5.733% (1 Month LIBOR + 3.25%), due 7/1/23	3,108,475	2,968,593
AP Gaming I LLC 2018 Incremental Term Loan 5.983% (1 Month LIBOR + 3.50%), due 2/15/24	3,046,681	3,048,966
Caesars Entertainment Operating Co. Exit Term Loan 4.483% (1 Month LIBOR + 2.00%), due 10/6/24	3,291,667	3,276,123
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 12/22/24	9,216,667	9,244,031
Churchill Downs, Inc. 2017 Term Loan B 4.49% (1 Month LIBOR + 2.00%), due 12/27/24	2,468,750	2,467,207
CityCenter Holdings LLC 2017 Term Loan B 4.733% (1 Month LIBOR + 2.25%), due 4/18/24	6,654,340	6,643,646
Everi Payments, Inc. Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 5/9/24	6,636,146	6,645,769
Golden Entertainment, Inc. 2017 1st Lien Term Loan TBD, due 10/21/24 (h)	1,000,000	1,000,000
Hilton Worldwide Finance LLC Term Loan B2 4.227% (1 Month LIBOR + 1.75%), due 10/25/23	4,720,157	4,735,889
Las Vegas Sands LLC 2018 Term Loan B 4.233% (1 Month LIBOR + 1.75%), due 3/27/25	4,168,338	4,162,477

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 3/21/25	$6,382,603	$6,374,625
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 4.733% (1 Month LIBOR + 2.25%), due 10/15/25	1,330,000	1,329,668
Scientific Games International, Inc. 2018 Term Loan B5 5.233% (1 Month LIBOR + 2.75%), due 8/14/24	14,848,529	14,811,407
Station Casinos LLC 2016 Term Loan B 4.99% (1 Month LIBOR + 2.50%), due 6/8/23	5,005,269	5,010,650
UFC Holdings LLC 1st Lien Term Loan 5.74% (1 Month LIBOR + 3.25%), due 8/18/23	5,933,904	5,942,336
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 4.733% (1 Month LIBOR + 2.25%), due 5/30/25	3,980,000	3,977,513
Wyndham Hotels & Resorts, Inc. Term Loan B 4.233% (1 Month LIBOR + 1.75%), due 5/30/25	3,482,500	3,475,037
Wynn Resorts, Ltd. Term Loan B 4.76% (1 Month LIBOR + 2.25%), due 10/30/24	5,486,250	5,434,816

		90,548,753

Insurance 3.0%
AmWINS Group, Inc.
2017 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 1/25/24	3,771,774	3,760,998
2017 Term Loan B 5.234% (1 Month LIBOR + 2.75%), due 1/25/24	1,115,726	1,112,538
AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan 5.733% (1 Month LIBOR + 3.25%), due 10/22/24	4,118,037	4,086,122
Asurion LLC
2017 Term Loan B4 5.483% (1 Month LIBOR + 3.00%), due 8/4/22	4,806,625	4,819,641

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Insurance (continued)
Asurion LLC (continued)
2018 Term Loan B6 5.483% (1 Month LIBOR + 3.00%), due 11/3/23	$3,485,591	$3,495,030
2018 Term Loan B7 5.483% (1 Month LIBOR + 3.00%), due 11/3/24	1,823,719	1,829,039
2017 2nd Lien Term Loan 8.983% (1 Month LIBOR + 6.50%), due 8/4/25	2,900,000	2,954,375
Hub International, Ltd.
2018 Term Loan B 5.292% (2 Month LIBOR + 2.75%), due 4/25/25	11,691	11,561
2018 Term Loan B 5.336% (3 Month LIBOR + 2.75%), due 4/25/25	4,629,706	4,578,344
MPH Acquisition Holdings LLC 2016 Term Loan B 5.351% (3 Month LIBOR + 2.75%), due 6/7/23	2,014,409	1,993,637
NFP Corp. Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 1/8/24	2,443,750	2,409,640
Sedgwick Claims Management Services, Inc. 2018 Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 12/31/25	5,985,000	5,962,556
USI, Inc. 2017 Repriced Term Loan 5.601% (3 Month LIBOR + 3.00%), due 5/16/24	5,422,450	5,369,581

		42,383,062

Leisure, Amusement, Motion Pictures & Entertainment 2.7%
Boyd Gaming Corp. Term Loan B3 4.668% (1 Week LIBOR + 2.25%), due 9/15/23	2,988,310	2,987,378
Creative Artists Agency LLC 2018 Term Loan B 5.487% (1 Month LIBOR + 3.00%), due 2/15/24	3,833,823	3,833,823
Fitness International LLC
2018 Term Loan A 5.233% (1 Month LIBOR + 2.75%), due 4/18/23	1,738,551	1,720,441
2018 Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 4/18/25	597,040	595,174

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Fitness International LLC (continued)
2018 Term Loan A 7.25% (PRIME + 1.75%), due 4/18/23	$32,449	$32,111
2018 Term Loan B 7.75% (PRIME + 2.25%), due 4/18/25	10,832	10,798
Intrawest Resorts Holdings, Inc. Term Loan B1 5.483% (1 Month LIBOR + 3.00%), due 7/31/24	4,952,462	4,955,557
Lions Gate Capital Holdings LLC 2018 Term Loan B 4.733% (1 Month LIBOR + 2.25%), due 3/24/25	1,550,500	1,546,624
LTF Merger Sub, Inc. 2017 Term Loan B 5.379% (3 Month LIBOR + 2.75%), due 6/10/22	4,869,103	4,855,917
Marriott Ownership Resorts, Inc. 2018 Term Loan B 4.733% (1 Month LIBOR + 2.25%), due 8/29/25	6,284,250	6,290,145
TKC Holdings, Inc. 2017 1st Lien Term Loan 6.24% (1 Month LIBOR + 3.75%), due 2/1/23	2,753,747	2,729,651
Travel Leaders Group LLC 2018 Term Loan B 6.48% (1 Month LIBOR + 4.00%), due 1/25/24	4,466,250	4,494,164
William Morris Endeavor Entertainment LLC 2018 1st Lien Term Loan 5.36% (3 Month LIBOR + 2.75%), due 5/18/25	4,643,741	4,519,906

		38,571,689

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.6%
Altra Industrial Motion Corp. 2018 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 10/1/25	3,388,993	3,380,520
Anvil International LLC Term Loan B 6.99% (1 Month LIBOR + 4.50%), due 8/1/24	4,129,637	4,129,637
Columbus McKinnon Corp. 2018 Term Loan B 5.101% (3 Month LIBOR + 2.50%), due 1/31/24	3,063,050	3,070,708
CPM Holdings, Inc.
2018 1st Lien Term Loan 6.233% (1 Month LIBOR + 3.75%), due 11/15/25	2,493,750	2,487,516

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
CPM Holdings, Inc. (continued)
2018 2nd Lien Term Loan 10.733% (1 Month LIBOR + 8.25%), due 11/15/26 (e)	$1,000,000	$980,000
Rexnord LLC 2017 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 8/21/24	3,950,924	3,952,156
Terex Corp. 2019 Term Loan B1 5.233% (1 Month LIBOR + 2.75%), due 1/31/24	750,000	751,875
Welbilt, Inc. 2018 Term Loan B 4.983% (1 Month LIBOR + 2.50%), due 10/23/25	3,994,060	3,954,119

		22,706,531

Manufacturing 0.1%
Adient U.S. LLC Term Loan B TBD, due 4/25/24 (h)	750,000	748,125
EWT Holdings III Corp. 2017 Repriced Term Loan 5.483% (1 Month LIBOR + 3.00%), due 12/20/24	1,246,835	1,249,953

		1,998,078

Mining, Steel, Iron & Non-Precious Metals 1.9%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 6.233% (1 Month LIBOR + 3.75%), due 3/21/25	3,175,993	3,166,069
Covia Holdings Corp. Term Loan 6.598% (3 Month LIBOR + 4.00%), due 6/1/25	2,676,454	2,364,898
Gates Global LLC 2017 USD Repriced Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 4/1/24	3,695,135	3,699,177
GrafTech Finance, Inc. 2018 Term Loan B 5.983% (1 Month LIBOR + 3.50%), due 2/12/25	6,117,991	6,110,344
HFOTCO LLC 2018 Term Loan B 5.24% (1 Month LIBOR + 2.75%), due 6/26/25	3,176,000	3,148,210

	Principal Amount	Value
Mining, Steel, Iron & Non-Precious Metals (continued)
Keane Group Holdings LLC 2018 1st Lien Term Loan 6.25% (1 Month LIBOR + 3.75%), due 5/25/25	$1,973,769	$1,931,826
MRC Global (US) Inc. 2018 1st Lien Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 9/20/24	3,258,750	3,266,897
U.S. Silica Co. 2018 Term Loan B 6.50% (1 Month LIBOR + 4.00%), due 5/1/25	2,465,000	2,354,516

		26,041,937

Oil & Gas 1.9%
Apergy Corp.
2018 1st Lien Term Loan 5.00% (1 Month LIBOR + 2.50%), due 5/9/25	1,146,988	1,145,076
2018 1st Lien Term Loan 7.00% (PRIME + 1.50%), due 5/9/25	16,867	16,839
Ascent Resources—Marcellus LLC 2018 Exit Term Loan 8.984% (1 Month LIBOR + 6.50%), due 3/30/23	333,333	332,778
Edgewater Generation LLC Term Loan 6.233% (1 Month LIBOR + 3.75%), due 12/13/25	3,990,000	4,000,973
GIP III Stetson I, L.P. 2018 Term Loan B 6.73% (1 Month LIBOR + 4.25%), due 7/18/25	3,978,659	3,978,659
HGIM Corp. 2018 Exit Term Loan 8.743% (3 Month LIBOR + 6.00%), due 7/3/23	587,677	584,738
Lucid Energy Group II LLC 2018 1st Lien Term Loan 5.477% (1 Month LIBOR + 3.00%), due 2/17/25	2,574,000	2,517,694
McDermott Technology Americas, Inc. 2018 1st Lien Term Loan 7.483% (1 Month LIBOR + 5.00%), due 5/10/25	2,450,050	2,425,550
Medallion Midland Acquisition LLC 1st Lien Term Loan 5.733% (1 Month LIBOR + 3.25%), due 10/30/24	1,382,500	1,374,723

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
PES Holdings LLC
2018 Term Loan C 6.99% (PIK + 3.00%), due 12/31/22 (c)	$1,753,949	$1,263,948
2018 Term Loan A 8.851% (3 Month LIBOR + 6.25%), due 12/31/22	1,250,825	1,232,062
Prairie ECI Acquiror, L.P. Term Loan B 7.366% (3 Month LIBOR + 4.75%), due 3/11/26	1,250,000	1,261,719
Seadrill Partners Finco LLC Term Loan B 8.601% (3 Month LIBOR + 6.00%), due 2/21/21 (h)	4,005,215	3,197,018
Summit Midstream Partners Holdings LLC Term Loan B 8.483% (1 Month LIBOR + 6.00%), due 5/13/22	1,227,226	1,220,068
Traverse Midstream Partners LLC 2017 Term Loan 6.59% (3 Month LIBOR + 4.00%), due 9/27/24	1,990,000	1,978,558

		26,530,403

Personal & Nondurable Consumer Products (Manufacturing Only) 1.1%
American Builders & Contractors Supply Co., Inc. 2018 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 10/31/23	3,223,976	3,190,392
Prestige Brands, Inc. Term Loan B4 4.483% (1 Month LIBOR + 2.00%), due 1/26/24	757,725	754,315
Revlon Consumer Products Corp.
2016 Term Loan B 6.101% (3 Month LIBOR + 3.50%), due 9/7/23	7,917	6,151
2016 Term Loan B 6.129% (3 Month LIBOR + 3.50%), due 9/7/23	3,079,583	2,392,836
SRAM LLC
2018 Term Loan B 5.291% (2 Month LIBOR + 2.75%), due 3/15/24	2,569,727	2,576,151
2018 Term Loan B 5.309% (2 Month LIBOR + 2.75%), due 3/15/24	2,516,742	2,523,035
2018 Term Loan B 7.25% (PRIME + 1.75%), due 3/15/24	66,230	66,396

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Varsity Brands, Inc. 2017 Term Loan B 5.983% (1 Month LIBOR + 3.50%), due 12/15/24	$4,443,783	$4,403,789

		15,913,065

Personal Transportation 0.3%
Uber Technologies 2018 Incremental Term Loan 5.987% (1 Month LIBOR + 3.50%), due 7/13/23	3,870,532	3,864,889

Personal, Food & Miscellaneous Services 1.6%
Aramark Services, Inc. 2018 Term Loan B3 4.233% (1 Month LIBOR + 1.75%), due 3/11/25	5,730,650	5,717,515
Golden Nugget, Inc.
2017 Incremental Term Loan 5.223% (1 Month LIBOR + 2.75%), due 10/4/23	1,991,616	1,994,462
2017 Incremental Term Loan 5.233% (1 Month LIBOR + 2.75%), due 10/4/23	2,496,382	2,499,949
IRB Holding Corp. 1st Lien Term Loan 5.723% (1 Month LIBOR + 3.25%), due 2/5/25	3,465,000	3,454,172
KFC Holding Co. 2018 Term Loan B 4.23% (1 Month LIBOR + 1.75%), due 4/3/25	4,898,068	4,896,844
Weight Watchers International, Inc. 2017 Term Loan B 7.35% (3 Month LIBOR + 4.75%), due 11/29/24	3,598,589	3,430,653

		21,993,595

Printing & Publishing 1.1%
Getty Images, Inc. 2019 1st Lien Term Loan 7.00% (1 Month LIBOR + 4.50%), due 2/19/26	4,556,761	4,536,825
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 6.483% (1 Month LIBOR + 4.00%), due 5/4/22	2,471,528	2,362,368
Prometric Holdings, Inc. 1st Lien Term Loan 5.49% (1 Month LIBOR + 3.00%), due 1/29/25	3,195,231	3,177,258

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Printing & Publishing (continued)
Severin Acquisition, LLC 2018 Term Loan B 5.989% (1 Month LIBOR + 3.25%), due 8/1/25	$3,491,250	$3,465,066
Shutterfly, Inc. Term Loan B2 5.24% (1 Month LIBOR + 2.75%), due 8/17/24	1,576,471	1,574,501

		15,116,018

Retail Store 3.1%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 5.983% (1 Month LIBOR + 3.50%), due 9/26/24	5,319,000	4,964,398
Bass Pro Group LLC Term Loan B 7.483% (1 Month LIBOR + 5.00%), due 9/25/24	4,925,000	4,912,687
Belk, Inc. Term Loan 7.447% (3 Month LIBOR + 4.75%), due 12/12/22	2,387,687	1,994,998
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 5.473% (1 Month LIBOR + 3.00%), due 2/3/24	6,343,152	6,366,939
CNT Holdings III Corp. 2017 Term Loan 5.74% (1 Month LIBOR + 3.25%), due 1/22/23	1,504,390	1,501,256
Harbor Freight Tools USA, Inc. 2018 Term Loan B 4.983% (1 Month LIBOR + 2.50%), due 8/18/23	2,543,437	2,526,361
HD Supply, Inc. Term Loan B5 4.233% (1 Month LIBOR + 1.75%), due 10/17/23	3,980,000	3,980,000
Leslie’s Poolmart, Inc. 2016 Term Loan 5.983% (1 Month LIBOR + 3.50%), due 8/16/23	795,732	772,523
Michaels Stores, Inc. 2018 Term Loan B 4.984% (1 Month LIBOR + 2.50%), due 1/30/23	4,528,031	4,501,143
Party City Holdings, Inc. 2018 Term Loan B 4.99% (1 Month LIBOR + 2.50%), due 8/19/22	3,945,701	3,946,687

	Principal Amount	Value
Retail Store (continued)
Petco Animal Supplies, Inc. 2017 Term Loan B 5.833% (3 Month LIBOR + 3.25%), due 1/26/23	$3,571,748	$2,896,688
PetSmart, Inc. Term Loan B2 6.73% (1 Month LIBOR + 4.25%), due 3/11/22	3,012,949	2,899,210
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24	2,333,333	2,260,417

		43,523,307

Software 0.1%
Ultimate Software Group, Inc. Term Loan B TBD, due 3/15/26 (h)	2,000,000	2,014,000

Telecommunications 3.5%
Avaya, Inc. 2018 Term Loan B 6.723% (1 Month LIBOR + 4.25%), due 12/15/24	2,468,750	2,473,070
CenturyLink, Inc. 2017 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 1/31/25	4,937,500	4,904,325
CSC Holdings LLC
2019 Term Loan B TBD, due 4/15/27	1,000,000	1,000,817
2018 Term Loan B 4.973% (1 Month LIBOR + 2.50%), due 1/25/26	3,712,500	3,704,377
Frontier Communications Corp. 2017 Term Loan B1 6.24% (1 Month LIBOR + 3.75%), due 6/15/24	2,000,000	1,948,500
Microchip Technology, Inc. 2018 Term Loan B 4.49% (1 Month LIBOR + 2.00%), due 5/29/25	3,016,221	3,018,106
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan 5.738% (3 Month LIBOR + 3.00%), due 11/3/23	2,068,421	1,956,873
Radiate Holdco LLC 1st Lien Term Loan 5.483% (1 Month LIBOR + 3.00%), due 2/1/24	5,488,000	5,467,420

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Telecommunications (continued)
SBA Senior Finance II LLC 2018 Term Loan B 4.49% (1 Month LIBOR + 2.00%), due 4/11/25	$6,478,526	$6,436,014
Sprint Communications, Inc.
1st Lien Term Loan B 5.00% (1 Month LIBOR + 2.50%), due 2/2/24	4,900,000	4,750,957
2018 Term Loan B 5.50% (1 Month LIBOR + 3.00%), due 2/2/24	5,985,000	5,887,744
Syniverse Holdings, Inc.
2018 1st Lien Term Loan 7.473% (1 Month LIBOR + 5.00%), due 3/9/23	3,712,500	3,522,234
2018 2nd Lien Term Loan 11.473% (1 Month LIBOR + 9.00%), due 3/11/24	1,000,000	755,000
West Corp. 2017 Term Loan 6.629% (3 Month LIBOR + 4.00%), due 10/10/24	3,918,870	3,789,406

		49,614,843

Utilities 3.3%
Astoria Energy LLC Term Loan B 6.49% (1 Month LIBOR + 4.00%), due 12/24/21	3,185,979	3,201,909
Brookfield WEC Holdings, Inc. 2018 1st Lien Term Loan 5.983% (1 Month LIBOR + 3.50%), due 8/1/25	2,493,750	2,507,777
Calpine Corp.
Term Loan B5 5.11% (3 Month LIBOR + 2.50%), due 1/15/24	5,432,218	5,435,537
Term Loan B9 5.34% (3 Month LIBOR + 2.75%), due 4/5/26	2,100,000	2,104,874
Compass Power Generation LLC 2018 Term Loan B 5.983% (1 Month LIBOR + 3.50%), due 12/20/24	1,571,302	1,575,230
Dayton Power & Light Co. Term Loan B 4.48% (1 Month LIBOR + 2.00%), due 8/24/22	488,750	488,750

	Principal Amount	Value
Utilities (continued)
EIF Channelview Cogeneration LLC 2018 Term Loan B 6.74% (1 Month LIBOR + 4.25%), due 5/3/25	$3,179,811	$3,198,359
ExGen Renewables IV LLC Term Loan B 5.63% (3 Month LIBOR + 3.00%), due 11/28/24	2,454,206	2,358,082
Granite Acquisition, Inc.
Term Loan B 6.092% (3 Month LIBOR + 3.50%), due 12/19/21	3,846,172	3,850,980
Term Loan C 6.101% (3 Month LIBOR + 3.50%), due 12/19/21	87,800	87,909
2nd Lien Term Loan B 9.851% (3 Month LIBOR + 7.25%), due 12/19/22	1,514,423	1,508,271
Helix Gen Funding LLC Term Loan B 6.233% (1 Month LIBOR + 3.75%), due 6/2/24	5,903,422	5,755,836
Oregon Clean Energy LLC Term Loan 6.233% (1 Month LIBOR + 3.75%), due 3/1/26	2,750,000	2,759,166
PG&E Corp. DIP Term Loan 4.75% (1 Month LIBOR + 2.25%), due 12/31/20	2,812,500	2,810,742
Southeast PowerGen LLC Term Loan B 5.99% (1 Month LIBOR + 3.50%), due 12/2/21	866,175	827,198
TEX Operations Co. LLC Exit Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 8/4/23	3,183,857	3,185,185
Vistra Operations Co. LLC
1st Lien Term Loan B3 4.474% (1 Month LIBOR + 2.00%), due 12/31/25	2,926,829	2,926,829
1st Lien Term Loan B3 4.483% (1 Month LIBOR + 2.00%), due 12/31/25	1,043,171	1,043,171
2016 Term Loan B2 4.733% (1 Month LIBOR + 2.25%), due 12/14/23	1,069,141	1,071,145

		46,696,950

Total Floating Rate Loans (Cost $1,184,757,743)		1,169,765,101

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans 10.8% (d)
Aerospace & Defense 0.0%‡
1199169 B.C. Unlimited Liability Co. 2019 Term Loan B2 6.602% (3 Month LIBOR + 4.00%), due 4/6/26	$466,200	$468,269

Auto Manufacturers 0.5%
Panther BF Aggregator 2, L.P. Term Loan B TBD, due 3/18/26	6,250,000	6,265,625

Broadcasting & Entertainment 0.6%
Altice France S.A. 2018 Term Loan B13 6.473% (1 Month LIBOR + 4.00%), due 8/14/26	2,072,915	2,031,457
Numericable Group S.A.
Term Loan B11 5.233% (1 Month LIBOR + 2.75%), due 7/31/25	1,952,632	1,894,053
Term Loan B12 6.16% (1 Month LIBOR + 3.687%), due 1/31/26	3,939,975	3,851,326

		7,776,836

Chemicals, Plastics & Rubber 1.3%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 5.879% (3 Month LIBOR + 3.25%), due 9/13/23	2,564,099	2,562,497
Alpha 3 B.V. 2017 Term Loan B1 5.601% (3 Month LIBOR + 3.00%), due 1/31/24	4,406,218	4,385,103
Diamond (BC) B.V.
Term Loan 5.541% (2 Month LIBOR + 3.00%), due 9/6/24	8,333	8,010
Term Loan 5.583% (3 Month LIBOR + 3.00%), due 9/6/24	3,283,333	3,156,104
Flint Group GmbH
Term Loan C 5.546% (3 Month LIBOR + 3.00%), due 9/7/21	914	855
Term Loan C 5.581% (3 Month LIBOR + 3.00%), due 9/7/21	348,347	325,704
OXEA Holding Drei GmbH 2017 Term Loan B2 6.125% (3 Month LIBOR + 3.50%), due 10/14/24	4,117,500	4,125,220

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Starfruit Finco B.V. 2018 Term Loan B 5.729% (1 Month LIBOR + 3.25%), due 10/1/25	$3,750,000	$3,733,594

		18,297,087

Diversified/Conglomerate Manufacturing 0.7%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan 7.101% (3 Month LIBOR + 4.50%), due 7/9/25	2,045,234	2,026,060
Bright Bidco B.V.
2018 Term Loan B 5.983% (1 Month LIBOR + 3.50%), due 6/30/24	1,276,394	958,891
2018 Term Loan B 6.101% (3 Month LIBOR + 3.50%), due 6/30/24	2,653,659	1,993,562
Garda World Security Corp. 2017 Term Loan 6.115% (3 Month LIBOR + 3.50%), due 5/24/24	4,490,407	4,479,182

		9,457,695

Ecological 0.2%
GFL Environmental, Inc. 2018 Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 5/30/25	3,375,435	3,344,212

Electronics 1.2%
Avast Software B.V. 2018 Term Loan B 4.851% (3 Month LIBOR + 2.25%), due 9/30/23	1,662,187	1,666,343
Camelot UK Holdco, Ltd. 2017 Repriced Term Loan 5.733% (1 Month LIBOR + 3.25%), due 10/3/23	1,432,410	1,429,426
ION Trading Technologies S.A R.L. USD Incremental Term Loan B 6.651% (3 Month LIBOR + 4.00%), due 11/21/24	3,922,758	3,805,076
Oberthur Technologies S.A. 2016 Term Loan B1 6.351% (3 Month LIBOR + 3.75%), due 1/10/24	2,227,795	2,198,276
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 4.733% (1 Month LIBOR + 2.25%), due 4/16/25	4,123,876	4,125,348

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Electronics (continued)
Trader Corp. 2017 Term Loan B 5.479% (1 Month LIBOR + 3.00%), due 9/28/23	$4,034,981	$4,024,893

		17,249,362

Healthcare, Education & Childcare 1.4%
Auris Luxembourg III S.A.R.L. 2019 Term Loan B2 6.233% (1 Month LIBOR + 3.75%), due 2/27/26	3,937,500	3,955,546
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 6.75% (1 Month LIBOR + 4.25%), due 4/29/24	5,093,617	5,049,048
Mallinckrodt International Finance S.A. Term Loan B 5.351% (3 Month LIBOR + 2.75%), due 9/24/24	2,180,398	1,950,547
Valeant Pharmaceuticals International, Inc. 2018 Term Loan B 5.474% (1 Month LIBOR + 3.00%), due 6/2/25	8,255,813	8,275,164

		19,230,305

Hotels, Motels, Inns & Gaming 1.0%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.483% (1 Month LIBOR + 2.00%), due 11/30/23	1,483,661	1,482,269
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 5.601% (3 Month LIBOR + 3.00%), due 12/1/23	3,195,875	3,201,867
GVC Holdings PLC 2018 Term Loan 4.983% (1 Month LIBOR + 2.50%), due 3/29/24	2,970,000	2,965,049
Stars Group Holdings B.V. 2018 Incremental Term Loan 6.101% (3 Month LIBOR + 3.50%), due 7/10/25	6,028,300	6,053,438

		13,702,623

Leisure, Amusement, Motion Pictures & Entertainment 0.9%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.48% (1 Month LIBOR + 2.00%), due 5/23/25	4,372,335	4,337,719

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Delta 2 (LUX) S.A.R.L. 2018 USD Term Loan 4.983% (1 Month LIBOR + 2.50%), due 2/1/24	$6,650,036	$6,539,199
DHX Media, Ltd. Term Loan B 6.233% (1 Month LIBOR + 3.75%), due 12/29/23	1,826,232	1,753,183

		12,630,101

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.2%
Titan Acquisition, Ltd. 2018 Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 3/28/25	3,573,788	3,437,537

Oil & Gas 0.2%
MEG Energy Corp. 2017 Term Loan B 5.99% (1 Month LIBOR + 3.50%), due 12/31/23	540,000	536,625
NorthRiver Midstream Finance, L.P. 2018 Term Loan B 5.85% (3 Month LIBOR + 3.25%), due 10/1/25	2,786,000	2,793,834

		3,330,459

Personal & Nondurable Consumer Products (Manufacturing Only) 0.3%
Array Canada, Inc. Term Loan B 7.601% (3 Month LIBOR + 5.00%), due 2/10/23	1,231,797	1,179,446
KIK Custom Products, Inc. 2015 Term Loan B 6.479% (1 Month LIBOR + 4.00%), due 5/15/23	2,550,000	2,441,625

		3,621,071

Personal, Food & Miscellaneous Services 0.9%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.733% (1 Month LIBOR + 2.25%), due 2/16/24	4,007,523	3,995,833
Jacobs Douwe Egberts International B.V. 2018 USD Term Loan B 4.563% (1 Month LIBOR + 2.00%), due 11/1/25	4,674,611	4,677,532
JBS USA Lux S.A. 2019 Term Loan B TBD, due 4/25/26	3,972,000	3,976,254

		12,649,619

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Printing & Publishing 0.3%
Springer Science & Business Media Deutschland GmbH Term Loan B13 5.983% (1 Month LIBOR + 3.50%), due 8/15/22	$4,683,089	$4,683,089

Retail Store 0.3%
EG Finco, Ltd. 2018 USD Term Loan 6.601% (3 Month LIBOR + 4.00%), due 2/7/25	1,475,055	1,457,538
EG Group, Ltd. 2018 USD Term Loan B 6.601% (3 Month LIBOR + 4.00%), due 2/7/25	2,772,000	2,739,083

		4,196,621

Telecommunications 0.8%
Digicel International Finance, Ltd. 2017 Term Loan B 5.88% (3 Month LIBOR + 3.25%), due 5/28/24	960,378	857,617
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 6.229% (1 Month LIBOR + 3.75%), due 11/27/23	4,702,081	4,671,226
Telesat Canada Term Loan B4 5.11% (3 Month LIBOR + 2.50%), due 11/17/23	5,198,674	5,181,347

		10,710,190

Total Foreign Floating Rate Loans (Cost $153,075,871)		151,050,701

Total Long-Term Bonds (Cost $1,392,687,867)		1,375,665,515

	Shares
Affiliated Investment Company 0.1%
Fixed Income Fund 0.1%
MainStay MacKay High Yield Corporate Bond Fund Class I	217,584	1,222,821

Total Affiliated Investment Company (Cost $1,255,443)		1,222,821

Common Stocks 0.5%
Communications Equipment 0.0%‡
Energy Future Holdings Corp. (e)(h)(i)(j)	175,418	0

	Shares	Value
Energy Equipment & Services 0.2%
Pacific Drilling S.A. (j)	99,824	$1,482,386
Transocean, Ltd. (j)	122,016	959,046

		2,441,432

Hotels, Restaurants & Leisure 0.0%‡
Caesars Entertainment Corp. (j)	35,926	336,267

Metals & Mining 0.2%
AFGlobal Corp. (e)(h)(i)(j)	60,753	3,460,491

Oil & Gas 0.0%‡
Templar Energy Corp., Class B (e)(h)(i)(j)	60,655	225
Templar Energy LLC, Class A (e)(h)(i)(j)	60,049	22,218

		22,443

Oil, Gas & Consumable Fuels 0.1%
Ascent Resources (e)(h)(i)(j)	244,062	683,374
HGIM Corp. (e)(h)(i)(j)	1,382	47,679
Philadelphia Energy Solutions, Inc., Class A (e)(h)(i)(j)	89,705	274,721

		1,005,774

Total Common Stocks (Cost $7,831,586)		7,266,407

Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp. (8.00% PIK) (c)(e)(h)(i)	90,568	115,638

Total Preferred Stocks (Cost $379,311)		115,638

	Number of Rights
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. Expires 12/31/46 (e)(h)(i)(j)	107,130	104,987

Total Rights (Cost $87,847)		104,987

	Number of Warrants
Warrants 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(h)(i)(j)
1st Lien Warrants Expires 3/30/23	23,368	1,753
2nd Lien Tranche A Expires 3/30/23	30,044	3,756

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants (continued)
Oil, Gas & Consumable Fuels (continued)
Ascent Resources (continued)
2nd Lien Tranche B Expires 3/30/23	62,000	$1,860
HGIM Corp. Expires 7/2/43 (e)(h)(i)(j)	6,177	213,106

Total Warrants (Cost $259,875)		220,475

	Principal Amount
Short-Term Investments 2.6%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.50%, dated 4/30/19 due 5/1/19 Proceeds at Maturity $3,204,666 (Collateralized by a United States Treasury Note with a rate of 2.75% and a maturity date of 11/30/20, with a Principal Amount of $3,215,000 and a Market Value of $3,272,121)	$3,204,622	3,204,622

Total Repurchase Agreement (Cost $3,204,622)		3,204,622

U.S. Government & Federal Agencies 2.4% (k)
2.413%, due 5/21/19	3,521,000	3,516,353
2.424%, due 5/28/19	21,332,000	21,293,822
2.428%, due 5/14/19	2,287,000	2,285,025
2.431%, due 5/7/19	5,694,000	5,691,727

Total U.S. Government & Federal Agencies (Cost $32,786,927)		32,786,927

Total Short-Term Investments (Cost $35,991,549)		35,991,549

	Shares
Investment of Cash Collateral For Securities Loaned 0.2%
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (l)	3,204,010	3,204,010

Total Investment of Cash Collateral For Securities Loaned (Cost $3,204,010)		3,204,010

Total Investments (Cost $1,441,697,488)	101.3%	1,423,791,402
Other Assets, Less Liabilities	(1.3)	(18,511,945)
Net Assets	100.0%	$1,405,279,457
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $3,153,787 and the Fund received cash collateral with a value of $3,204,010 (See Note 2(J)).

(c)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Issue in default.

(g)	Issue in non-accrual status.

(h)

Illiquid security—As of April 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $24,974,583, which represented 1.8% of the Fund’s net assets.

(i)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2019, the total market value of the fair valued securities was $4,929,808, which represented 0.4% of the Fund’s net assets.

(j)	Non-income producing security.

(k)	Interest rate shown represents yield to maturity.

(l)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$54,849,713	$—	$54,849,713
Floating Rate Loans (b)	—	1,155,513,829	14,251,272	1,169,765,101
Foreign Floating Rate Loans	—	151,050,701	—	151,050,701

Total Long-Term Bonds	—	1,361,414,243	14,251,272	1,375,665,515

Affiliated Investment Company
Fixed Income Funds	1,222,821	—	—	1,222,821
Common Stocks (c)	2,777,699	—	4,488,708	7,266,407
Preferred Stocks (d)	—	—	115,638	115,638
Rights (e)	—	—	104,987	104,987
Warrants (f)	—	—	220,475	220,475
Short-Term Investments
Repurchase Agreement	—	3,204,622	—	3,204,622
U.S. Government & Federal Agencies	—	32,786,927	—	32,786,927

Total Short-Term Investments	—	35,991,549	—	35,991,549

Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	3,204,010	—	—	3,204,010

Total Investments in Securities	$7,204,530	$1,397,405,792	$19,181,080	$1,423,791,402

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $14,251,272 within the Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(c)

The Level 3 securities valued at $0, $3,460,491, $22,443, and $1,005,774 are held in Communications Equipment, Metals & Mining, Oil & Gas, and Oil, Gas & Consumable Fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 security valued at $115,638 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $104,987 is held in Independent Power & Renewable Electricity Producers within the Rights section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $220,475 are held in Oil, Gas & Consumable Fuels within the Warrants section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2019 (b)
Long-Term Bonds
Floating Rate Loans	$5,307,092	$10,259	$15,617	$(76,847)	$821,132	$(823,807)	$8,997,826	$—	$14,251,272	$(78,896)
Common Stocks	5,105,861	—	(531,731)	(85,422)	—	—	—	—	4,488,708	(617,153)
Preferred Stocks	269,954	—	—	(154,316)	—	—	—	—	115,638	(154,316)
Rights	103,916	—	—	1,071	—	—	—	—	104,987	1,071
Warrants	342,095	—	—	(121,620)	—	—	—	—	220,475	(121,620)

Total	$11,128,918	$10,259	$(516,114)	$(437,134)	$821,132	$(823,807)	$8,997,826	$—	$19,181,080	$(970,914)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of April 30, 2019, securities with a market value of $8,997,826 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2018, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs

32	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,440,442,045) including securities on loan of $3,153,787	$1,422,568,581
Investment in affiliated investment company, at value (identified cost $1,255,443)	1,222,821
Receivables:
Investment securities sold	16,016,950
Dividends and interest	4,888,715
Fund shares sold	1,644,155
Securities lending income	6,317
Other assets	136,474

Total assets	1,446,484,013

Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	2,396
Payables:
Investment securities purchased	32,751,130
Collateral received for securities on loan	3,204,010
Fund shares redeemed	2,941,970
Manager (See Note 3)	686,753
Transfer agent (See Note 3)	433,193
NYLIFE Distributors (See Note 3)	171,620
Shareholder communication	84,489
Professional fees	61,415
Custodian	17,013
Trustees	1,874
Accrued expenses	11,830
Dividend payable	836,863

Total liabilities	41,204,556

Net assets	$1,405,279,457

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$152,360
Additional paid-in capital	1,473,824,790

1,473,977,150
Total distributable earnings (loss)	(68,697,693)

Net assets	$1,405,279,457

Class A
Net assets applicable to outstanding shares	$352,764,524

Shares of beneficial interest outstanding	38,253,985

Net asset value per share outstanding	$9.22
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.51

Investor Class
Net assets applicable to outstanding shares	$24,164,821

Shares of beneficial interest outstanding	2,620,176

Net asset value per share outstanding	$9.22
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.51

Class B
Net assets applicable to outstanding shares	$4,124,920

Shares of beneficial interest outstanding	446,941

Net asset value and offering price per share outstanding	$9.23

Class C
Net assets applicable to outstanding shares	$106,859,878

Shares of beneficial interest outstanding	11,583,154

Net asset value and offering price per share outstanding	$9.23

Class I
Net assets applicable to outstanding shares	$850,990,293

Shares of beneficial interest outstanding	92,260,750

Net asset value and offering price per share outstanding	$9.22

Class R3
Net assets applicable to outstanding shares	$335,149

Shares of beneficial interest outstanding	36,328

Net asset value and offering price per share outstanding	$9.23

Class R6
Net assets applicable to outstanding shares	$66,039,872

Shares of beneficial interest outstanding	7,158,699

Net asset value and offering price per share outstanding	$9.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$42,742,078
Dividends-affiliated	36,163
Securities lending	15,408
Dividends-unaffiliated	4,122

Total income	42,797,771

Expenses
Manager (See Note 3)	4,274,382
Transfer agent (See Note 3)	1,346,824
Distribution/Service—Class A (See Note 3)	437,397
Distribution/Service—Investor Class (See Note 3)	27,712
Distribution/Service—Class B (See Note 3)	24,000
Distribution/Service—Class C (See Note 3)	623,023
Distribution/Service—Class R3 (See Note 3)	812
Professional fees	91,437
Registration	88,723
Shareholder communication	56,147
Custodian	25,415
Trustees	17,732
Shareholder service (See Note 3)	162
Miscellaneous	48,104

Total expenses	7,061,870

Net investment income (loss)	35,735,901

Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain (loss) on unaffiliated investments	(6,785,895)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(5,750,198)
Affiliated investments	19,583
Unfunded commitments	1,312

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(5,729,303)

Net realized and unrealized gain (loss) on investments and unfunded commitments	(12,515,198)

Net increase (decrease) in net assets resulting from operations	$23,220,703

34	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$35,735,901	$65,650,906
Net realized gain (loss) on investments	(6,785,895)	(3,563,441)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(5,729,303)	(8,821,762)

Net increase (decrease) in net assets resulting from operations	23,220,703	53,265,703

Distributions to shareholders:
Class A	(8,496,605)	(16,007,712)
Investor Class	(539,724)	(899,142)
Class B	(98,747)	(201,388)
Class C	(2,561,453)	(5,087,200)
Class I	(23,449,672)	(43,490,177)
Class R3	(7,299)	(7,235)
Class R6	(582,213)	—

Total distributions to shareholders	(35,735,713)	(65,692,854)

Capital share transactions:
Net proceeds from sale of shares	254,777,010	643,184,372
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	30,353,037	56,439,802
Cost of shares redeemed	(468,461,349)	(582,584,426)

Increase (decrease) in net assets derived from capital share transactions	(183,331,302)	117,039,748

Net increase (decrease) in net assets	(195,846,312)	104,612,597

Net Assets
Beginning of period	1,601,125,769	1,496,513,172

End of period	$1,405,279,457	$1,601,125,769

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.28	$9.35	$9.29	$9.15		$9.44	$9.58

Net investment income (loss)	0.22	0.40	0.35	0.32		0.33	0.33

Net realized and unrealized gain (loss) on investments	(0.06)	(0.07)	0.06	0.14		(0.29)	(0.13)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—		(0.00)‡	0.00 ‡

Total from investment operations	0.16	0.33	0.41	0.46		0.04	0.20

Less dividends:

From net investment income	(0.22)	(0.40)	(0.35)	(0.32)		(0.33)	(0.34)

Net asset value at end of period	$9.22	$9.28	$9.35	$9.29		$9.15	$9.44

Total investment return (a)	1.78%	3.54%	4.50%	5.23%		0.45%	2.09%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.86%††	4.23%	3.76%	3.59	%(b)	3.58%	3.53%

Net expenses (c)	1.08%††	1.05%	1.01%	1.07	%(d)	1.06%	1.07%

Portfolio turnover rate	11%	32%	58%	36%		31%	45%

Net assets at end of period (in 000’s)	$352,765	$383,590	$371,186	$318,281		$342,214	$419,451

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.28	$9.35	$9.29	$9.15		$9.44	$9.58

Net investment income (loss)	0.22	0.40	0.35	0.33		0.33	0.34

Net realized and unrealized gain (loss) on investments	(0.06)	(0.07)	0.06	0.14		(0.29)	(0.14)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—		(0.00)‡	0.00 ‡

Total from investment operations	0.16	0.33	0.41	0.47		0.04	0.20

Less dividends:

From net investment income	(0.22)	(0.40)	(0.35)	(0.33)		(0.33)	(0.34)

Net asset value at end of period	$9.22	$9.28	$9.35	$9.29		$9.15	$9.44

Total investment return (a)	1.78%	3.54%	4.44%	5.24%		0.46%	2.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.87%††	4.24%	3.66%	3.60%		3.59%	3.57%

Net expenses (b)	1.07%††	1.05%	1.06%	1.06	%(c)	1.06%	1.04%

Portfolio turnover rate	11%	32%	58%	36%		31%	45%

Net assets at end of period (in 000’s)	$24,165	$21,731	$21,238	$29,269		$29,692	$30,440

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	Without the custody fee reimbursement, net expenses would have been 1.07%.

36	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$9.28	$9.36		$9.29	$9.16		$9.45	$9.59

Net investment income (loss)	0.19	0.33		0.28	0.25		0.25	0.26

Net realized and unrealized gain (loss) on investments	(0.05)	(0.08)		0.07	0.14		(0.28)	(0.13)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—		—	—		(0.00)‡	0.00 ‡

Total from investment operations	0.14	0.25		0.35	0.39		(0.03)	0.13

Less dividends:

From net investment income	(0.19)	(0.33)		(0.28)	(0.26)		(0.26)	(0.27)

Net asset value at end of period	$9.23	$9.28		$9.36	$9.29		$9.16	$9.45

Total investment return (a)	1.40%	2.66	%(b)	3.78%	4.34%		(0.29%)	1.37%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.11%††	3.47%		2.92%	2.85	%(c)	2.83%	2.82%

Net expenses (d)	1.82%††	1.80%		1.81%	1.81	%(e)	1.81%	1.79%

Portfolio turnover rate	11%	32%		58%	36%		31%	45%

Net assets at end of period (in 000’s)	$4,125	$5,259		$6,536	$7,621		$8,988	$11,486

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$9.28	$9.36		$9.29	$9.16		$9.44	$9.58

Net investment income (loss)	0.19	0.33		0.28	0.26		0.26	0.27

Net realized and unrealized gain (loss) on investments	(0.05)	(0.08)		0.07	0.13		(0.28)	(0.14)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—		—	—		(0.00)‡	0.00 ‡

Total from investment operations	0.14	0.25		0.35	0.39		(0.02)	0.13

Less dividends:

From net investment income	(0.19)	(0.33)		(0.28)	(0.26)		(0.26)	(0.27)

Net asset value at end of period	$9.23	$9.28		$9.36	$9.29		$9.16	$9.44

Total investment return (a)	1.51%	2.66	%(b)	3.66%	4.34%		(0.18%)	1.37%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.11%††	3.48%		2.94%	2.85	%(c)	2.84%	2.82%

Net expenses (d)	1.82%††	1.80%		1.81%	1.81	%(e)	1.81%	1.79%

Portfolio turnover rate	11%	32%		58%	36%		31%	45%

Net assets at end of period (in 000’s)	$106,860	$142,134		$154,399	$159,480		$176,330	$207,985

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.82%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.28	$9.35	$9.29	$9.16		$9.44	$9.58

Net investment income (loss)	0.23	0.42	0.38	0.35		0.36	0.36

Net realized and unrealized gain (loss) on investments	(0.06)	(0.07)	0.06	0.13		(0.28)	(0.14)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—		(0.00)‡	0.00 ‡

Total from investment operations	0.17	0.35	0.44	0.48		0.08	0.22

Less dividends:

From net investment income	(0.23)	(0.42)	(0.38)	(0.35)		(0.36)	(0.36)

Net asset value at end of period	$9.22	$9.28	$9.35	$9.29		$9.16	$9.44

Total investment return (a)	1.90%	3.80%	4.76%	5.38%		0.81%	2.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.10%††	4.49%	4.01%	3.84	%(b)	3.82%	3.78%

Net expenses (c)	0.83%††	0.80%	0.76%	0.82	%(d)	0.81%	0.82%

Portfolio turnover rate	11%	32%	58%	36%		31%	45%

Net assets at end of period (in 000’s)	$850,990	$1,048,033	$943,093	$805,208		$823,969	$824,883

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.83%.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$9.28	$9.35	$9.29	$8.82

Net investment income (loss)	0.20	0.36	0.32	0.20

Net realized and unrealized gain (loss) on investments	(0.05)	(0.07)	0.06	0.47

Total from investment operations	0.15	0.29	0.38	0.67

Less dividends:

From net investment income	(0.20)	(0.36)	(0.32)	(0.20)

Net asset value at end of period	$9.23	$9.28	$9.35	$9.29

Total investment return (a)	1.71%	3.18%	4.14%	7.64%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.50%††	3.97%	3.52%	3.25%††

Net expenses (b)	1.43%††	1.40%	1.35%	1.42%††

Portfolio turnover rate	11%	32%	58%	36%

Net assets at end of period (in 000’s)	$335	$379	$62	$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

38	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	February 28, 2019* through April 30, 2019**

Net asset value at beginning of period	$9.18

Net investment income (loss)	0.08

Net realized and unrealized gain (loss) on investments	0.05

Total from investment operations	0.13

Less dividends:

From net investment income	(0.08)

Net asset value at end of period	$9.23

Total investment return (a)	1.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.37%††

Net expenses (b)	0.64%††

Portfolio turnover rate	11%

Net assets at end of period (in 000’s)	$66,040

*	Inception date.
**	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2019.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those

40	MainStay Floating Rate Fund

securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers

41

Notes to Financial Statements (Unaudited) (continued)

selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of

42	MainStay Floating Rate Fund

any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from investments in underlying funds are recorded on the ex-dividend date. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2019, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in exchange-traded funds (“ETFs”) and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(I)  Loan Assignments, Participations and Commitments.  The Fund primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2019, the Fund held unfunded commitments. (See Note 5)

43

Notes to Financial Statements (Unaudited) (continued)

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $3,153,787 and received cash collateral with a value of $3,204,010.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended April 30, 2019, the effective management fee rate was 0.59%.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $4,274,382.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage

44	MainStay Floating Rate Fund

and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R3	$162

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $33,292 and $5,079, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $68,222, $1,830 and $10,613, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$333,262
Investor Class	20,498
Class B	4,419
Class C	114,584
Class I	873,753
Class R3	308

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

45

Notes to Financial Statements (Unaudited) (continued)

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$1,203	$—	$—	$—	$20	$1,223	$36	$—	218

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$29,408	8.8%
Class R6	25,362	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,441,734,551	$5,846,374	$(23,789,523)	$(17,943,149)

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $43,780,184 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

2019 Unlimited	$3,796 781	$	— 39,203
Total	$4,577		$39,203

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$65,692,854

Note 5–Commitments and Contingencies

As of April 30, 2019, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)

Mavis Tire Express Services Corp. Delayed Draw Term Loan 5.727%, due 3/20/25	$362,086	$(1,810)

PG&E Corp. DIP Delayed Draw Term Loan 4.75%, due 12/31/20	937,500	(586)
Total		$(2,396)

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

46	MainStay Floating Rate Fund

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $155,447 and $292,343, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	6,606,658	$60,344,671
Shares issued to shareholders in reinvestment of dividends and distributions	858,913	7,814,445
Shares redeemed	(11,081,686)	(100,855,624)

Net increase (decrease) in shares outstanding before conversion	(3,616,115)	(32,696,508)
Shares converted into Class A (See Note 1)	612,599	5,592,062
Shares converted from Class A (See Note 1)	(88,437)	(806,749)

Net increase (decrease)	(3,091,953)	$(27,911,195)

Year ended October 31, 2018:
Shares sold	15,854,512	$147,949,956
Shares issued to shareholders in reinvestment of dividends and distributions	1,595,316	14,873,279
Shares redeemed	(16,082,537)	(149,965,565)

Net increase (decrease) in shares outstanding before conversion	1,367,291	12,857,670
Shares converted into Class A (See Note 1)	393,136	3,666,884
Shares converted from Class A (See Note 1)	(106,867)	(997,255)

Net increase (decrease)	1,653,560	$15,527,299

Investor Class	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	364,065	$3,322,289
Shares issued to shareholders in reinvestment of dividends and distributions	57,800	526,140
Shares redeemed	(211,507)	(1,928,784)

Net increase (decrease) in shares outstanding before conversion	210,358	1,919,645
Shares converted into Investor Class (See Note 1)	244,382	2,235,917
Shares converted from Investor Class (See Note 1)	(176,811)	(1,606,038)

Net increase (decrease)	277,929	$2,549,524

Year ended October 31, 2018:
Shares sold	619,684	$5,781,311
Shares issued to shareholders in reinvestment of dividends and distributions	93,509	871,797
Shares redeemed	(422,262)	(3,940,440)

Net increase (decrease) in shares outstanding before conversion	290,931	2,712,668
Shares converted into Investor Class (See Note 1)	145,187	1,355,048
Shares converted from Investor Class (See Note 1)	(364,816)	(3,402,610)

Net increase (decrease)	71,302	$665,106

Class B	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	41,853	$379,899
Shares issued to shareholders in reinvestment of dividends and distributions	9,048	82,347
Shares redeemed	(128,529)	(1,173,604)

Net increase (decrease) in shares outstanding before conversion	(77,628)	(711,358)
Shares converted from Class B (See Note 1)	(41,800)	(380,957)

Net increase (decrease)	(119,428)	$(1,092,315)

Year ended October 31, 2018:
Shares sold	109,160	$1,019,337
Shares issued to shareholders in reinvestment of dividends and distributions	18,043	168,337
Shares redeemed	(182,402)	(1,702,867)

Net increase (decrease) in shares outstanding before conversion	(55,199)	(515,193)
Shares converted from Class B (See Note 1)	(76,837)	(717,441)

Net increase (decrease)	(132,036)	$(1,232,634)

47

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	780,513	$7,128,609
Shares issued to shareholders in reinvestment of dividends and distributions	260,273	2,367,735
Shares redeemed	(4,222,399)	(38,444,041)

Net increase (decrease) in shares outstanding before conversion	(3,181,613)	(28,947,697)
Shares converted from Class C (See Note 1)	(549,446)	(5,034,234)

Net increase (decrease)	(3,731,059)	$(33,981,931)

Year ended October 31, 2018:
Shares sold	2,800,697	$26,135,597
Shares issued to shareholders in reinvestment of dividends and distributions	501,161	4,674,312
Shares redeemed	(4,491,594)	(41,918,713)

Net increase (decrease)	(1,189,736)	$(11,108,804)

Class I	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	19,674,968	$178,944,732
Shares issued to shareholders in reinvestment of dividends and distributions	2,086,132	18,972,947
Shares redeemed	(35,792,327)	(325,462,232)

Net increase (decrease) in shares outstanding before conversion	(14,031,227)	(127,544,553)
Shares converted from Class I (See Note 1)	(6,647,777)	(61,026,596)

Net increase (decrease)	(20,679,004)	$(188,571,149)

Year ended October 31, 2018:
Shares sold	49,527,932	$461,972,944
Shares issued to shareholders in reinvestment of dividends and distributions	3,843,739	35,844,854
Shares redeemed	(41,264,873)	(385,043,331)

Net increase (decrease) in shares outstanding before conversion	12,106,798	112,774,467
Shares converted into Class I (See Note 1)	10,255	95,374

Net increase (decrease)	12,117,053	$112,869,841

Class R3	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	4,525	$41,154
Shares issued to shareholders in reinvestment of dividends and distributions	792	7,210
Shares redeemed	(9,805)	(89,510)

Net increase (decrease)	(4,488)	$(41,146)

Year ended October 31, 2018:
Shares sold	34,873	$325,227
Shares issued to shareholders in reinvestment of dividends and distributions	775	7,223
Shares redeemed	(1,445)	(13,510)

Net increase (decrease)	34,203	$318,940

Class R6	Shares	Amount
Period ended April 30, 2019 (a):
Shares sold	502,795	$4,615,656
Shares issued to shareholders in reinvestment of dividends and distributions	63,456	582,213
Shares redeemed	(55,329)	(507,554)

Net increase (decrease) in shares outstanding before conversion	510,922	4,690,315
Shares converted into Class R6 (See Note 1)	6,647,777	61,026,595

Net increase (decrease)	7,158,699	$65,716,910

(a) The inception date of the class was February 28, 2019.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

48	MainStay Floating Rate Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, Fund investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and NYL Investors believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

50	MainStay Floating Rate Fund

Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged

Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board

52	MainStay Floating Rate Fund

noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

53

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

54	MainStay Floating Rate Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1738065 MS065-19	MSFR10-06/19 (NYLIM) NL225

MainStay Indexed Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	2.01 5.16%	1.39 4.52%	1.25 1.87%	2.62 2.93%	0.63 0.63%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.72 4.87	0.94 4.06	0.99 1.61	2.43 2.74	1.13 1.13
Class I Shares	No Sales Charge		1/2/1991	5.29	4.77	2.18	3.28	0.37

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[3]	5.49%	5.29%	2.57%	3.72%
Morningstar Intermediate Core Bond Category Average[4]	5.02	4.82	2.18	3.77

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,051.60	$3.05	$1,021.82	$3.01	0.60%

Investor Class Shares	$1,000.00	$1,048.70	$4.67	$1,020.23	$4.61	0.92%

Class I Shares	$1,000.00	$1,052.90	$1.78	$1,023.06	$1.76	0.35%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.125%–3.125%, due 7/31/19–2/15/29

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.00%, due 2/1/21–1/1/49

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.50%, due 6/15/26–11/20/48

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–8.00%, due 8/1/21–12/1/48

5.	United States Treasury Bonds, 2.75%–4.50%, due 2/15/36–11/15/48
6.	Goldman Sachs Group, Inc., 2.876%–4.25%, due 10/31/22–1/26/27

7.	Morgan Stanley, 2.75%–4.00%, due 5/19/22–1/20/27

8.	European Investment Bank, 2.25%–2.875%, due 9/15/20–5/24/27

9.	FHLMC Multifamily Structured Pass-Through Certificates, 3.30%–3.303%, due 4/25/23–7/25/24

10.	HSBC Holdings PLC, 4.30%, due 3/8/26

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Indexed Bond Fund returned 5.29%, underperforming the 5.49% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Over the same period, Class I shares outperformed the 5.02% return of the Morningstar Intermediate Core Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

MainStay Indexed Bond Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. However, because the Fund incurs fees that the Index does not, Class I shares of the Fund underperformed the Index during the reporting period.

What was the Fund’s duration2 strategy during the reporting period?

The Fund maintains a passive strategy that attempts to replicate the duration of its benchmark. The Fund’s duration strategy had a neutral impact on performance during the reporting period. As of April 30, 2019, the Fund’s duration was approximately 5.73 years compared to a duration of 5.72 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, which credit-rating categories in which the Fund may principally invest were strong performers and which credit-rating categories were weak?

During the reporting period we witnessed lower-quality securities outperform their higher-quality counterparts. AA- and AAA-rated credit generated the lowest excess returns3 followed by A-rated credit. BBB-rated credit outperformed all the higher-quality segments of the market.4 Crossover credit (credit rated investment grade by one rating agency and below investment grade by another) outperformed all investment-grade categories by a wide margin.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s performance, and which market sectors detracted the most?

All of the broad sectors in the Bloomberg Barclays U.S. Aggregate Bond Index produced positive total returns during the period. The U.S. corporate sector, led by industrials, outperformed all the other asset classes in the Bloomberg Barclays U.S. Aggregate Bond Index. Within the non-corporate sector, the sovereign sub-sector was the best performer. Within securitized products, commercial mortgage-backed securities outperformed both mortgage-backed securities and asset-backed securities. U.S. government agencies outperformed U.S. Treasury securities during the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

4.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.3%† Asset-Backed Securities 0.7%
Automobile 0.6%
BMW Vehicle Lease Trust Series 2018-1, Class A4 3.26%, due 7/20/21	$200,000	$201,913
GM Financial Securitized Term Auto Receivables Trust Series 2018-3, Class A3 3.02%, due 5/16/23	700,000	705,592
Honda Auto Receivables Owner Trust Series 2018-3, Class A3 2.95%, due 8/22/22	600,000	603,869
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A3 3.04%, due 10/15/21 (a)	100,000	100,451
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A3 3.02%, due 11/21/22	186,000	187,659

		1,799,484

Other Asset-Backed Securities 0.1%
MVW Owner Trust Series 2017-1A, Class A 2.42%, due 12/20/34 (a)	120,616	119,093

Total Asset-Backed Securities (Cost $1,906,336)		1,918,577

Corporate Bonds 27.8%
Aerospace & Defense 0.6%
Boeing Co. 2.35%, due 10/30/21	240,000	237,758
General Dynamics Corp. 3.00%, due 5/11/21	240,000	242,112
Lockheed Martin Corp. 4.70%, due 5/15/46	135,000	150,814
Northrop Grumman Corp.
3.25%, due 1/15/28	285,000	280,274
5.05%, due 8/1/19	135,000	135,798
United Technologies Corp.
3.10%, due 6/1/22	475,000	478,287
3.65%, due 8/16/23	155,000	158,875

		1,683,918

Agriculture 0.2%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	401,000	432,209

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 3/15/20	2,538	2,608

	Principal Amount	Value
Auto Manufacturers 0.7%
Ford Motor Credit Co. LLC
3.219%, due 1/9/22	$270,000	$266,915
3.81%, due 1/9/24	675,000	660,597
General Motors Financial Co., Inc. 5.25%, due 3/1/26	555,000	587,353
Toyota Motor Credit Corp. 3.40%, due 9/15/21	380,000	387,192

		1,902,057

Banks 6.5%
Bank of America Corp.
3.419%, due 12/20/28 (b)	600,000	589,208
5.00%, due 1/21/44	380,000	431,108
5.625%, due 7/1/20	100,000	103,357
Bank of New York Mellon Corp.
2.05%, due 5/3/21	65,000	64,242
2.50%, due 4/15/21	585,000	583,456
Bank of Nova Scotia 2.70%, due 3/7/22	485,000	484,457
Barclays PLC 5.25%, due 8/17/45	270,000	282,515
BB&T Corp. 2.05%, due 5/10/21	650,000	640,607
BNP Paribas S.A. 3.25%, due 3/3/23	380,000	386,275
Capital One Financial Corp. 3.75%, due 4/24/24	475,000	485,170
Citigroup, Inc.
4.45%, due 9/29/27	700,000	726,471
5.875%, due 2/22/33	475,000	544,930
Cooperatieve Rabobank UA 5.75%, due 12/1/43	340,000	408,928
Credit Suisse A.G. 3.625%, due 9/9/24	340,000	348,218
Fifth Third Bank 2.25%, due 6/14/21	475,000	470,588
Goldman Sachs Group, Inc.
2.876%, due 10/31/22 (b)	1,825,000	1,814,476
3.85%, due 1/26/27	240,000	241,789
4.25%, due 10/21/25	285,000	293,467
HSBC Holdings PLC 4.30%, due 3/8/26	1,510,000	1,572,648
JPMorgan Chase & Co. 4.85%, due 2/1/44	940,000	1,043,929
Kreditanstalt Fuer Wiederaufbau 2.875%, due 4/3/28	910,000	931,008
Lloyds Banking Group PLC 3.75%, due 1/11/27	270,000	267,793
Morgan Stanley
2.75%, due 5/19/22	1,645,000	1,636,611
3.625%, due 1/20/27	240,000	242,301
4.00%, due 7/23/25	380,000	395,070

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Northern Trust Corp. 3.45%, due 11/4/20	$135,000	$136,835
PNC Bank N.A. 2.70%, due 11/1/22	540,000	537,628
Santander UK PLC 2.375%, due 3/16/20	585,000	583,019
Sumitomo Mitsui Banking Corp. 2.65%, due 7/23/20	405,000	404,582
U.S. Bank N.A. 2.00%, due 1/24/20	475,000	472,956
Wells Fargo & Co. 4.48%, due 1/16/24	588,000	618,768
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	181,419
Westpac Banking Corp. 2.50%, due 6/28/22	475,000	470,278

		18,394,107

Beverages 0.8%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, due 2/1/46 (a)	840,000	852,366
Coca-Cola Co. 3.15%, due 11/15/20	380,000	383,944
Diageo Capital PLC 2.625%, due 4/29/23	475,000	474,009
Molson Coors Brewing Co. 3.00%, due 7/15/26	135,000	129,601
PepsiCo, Inc. 2.85%, due 2/24/26	380,000	378,739

		2,218,659

Biotechnology 0.6%
Amgen, Inc. 3.125%, due 5/1/25	650,000	649,314
Celgene Corp. 3.625%, due 5/15/24	380,000	386,227
Gilead Sciences, Inc. 3.70%, due 4/1/24	745,000	768,950

		1,804,491

Chemicals 0.3%
DowDuPont, Inc. 4.493%, due 11/15/25	275,000	295,109
LYB International Finance B.V. 4.00%, due 7/15/23	135,000	139,318
Mosaic Co. 4.05%, due 11/15/27	200,000	201,133
Nutrien, Ltd. 4.875%, due 3/30/20	150,000	152,664
Rohm & Haas Co. 7.85%, due 7/15/29	135,000	174,765

		962,989

	Principal Amount	Value
Computers 0.6%
Apple, Inc.
2.90%, due 9/12/27	$400,000	$393,410
4.45%, due 5/6/44	380,000	410,289
Dell International LLC / EMC Corp. 5.45%, due 6/15/23 (a)	485,000	517,446
IBM Corp. 3.45%, due 2/19/26	475,000	483,401

		1,804,546

Cosmetics & Personal Care 0.2%
Procter & Gamble Co. 2.70%, due 2/2/26	300,000	297,243
Unilever Capital Corp. 2.60%, due 5/5/24	205,000	202,506

		499,749

Diversified Financial Services 0.4%
GE Capital International Funding Co. 4.418%, due 11/15/35	550,000	515,145
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	100,000	139,923
Visa, Inc. 3.15%, due 12/14/25	475,000	481,982

		1,137,050

Electric 1.6%
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	134,655
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	135,000	163,337
Duke Energy Carolinas LLC 5.30%, due 2/15/40	380,000	453,849
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	425,000	430,855
Exelon Corp. 7.60%, due 4/1/32	135,000	177,428
Florida Power & Light Co. 3.80%, due 12/15/42	235,000	232,751
Georgia Power Co. 4.75%, due 9/1/40	240,000	247,636
Ohio Power Co. Series G 6.60%, due 2/15/33	235,000	299,750
PacifiCorp 6.25%, due 10/15/37	380,000	494,810
PECO Energy Co. 5.95%, due 10/1/36	285,000	354,944
PPL Electric Utilities Corp. 3.00%, due 9/15/21	380,000	382,374

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
PSEG Power LLC
5.125%, due 4/15/20	$110,000	$112,311
8.625%, due 4/15/31	50,000	67,615
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	126,873
Southern California Edison Co. 4.50%, due 9/1/40	110,000	108,746
Virginia Electric & Power Co. 6.00%, due 5/15/37	330,000	402,143
Xcel Energy, Inc. 6.50%, due 7/1/36	255,000	323,957

		4,514,034

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	153,761

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	330,000	335,969

Food 0.3%
General Mills, Inc. 4.20%, due 4/17/28 (c)	70,000	73,169
Kraft Heinz Foods Co. 5.20%, due 7/15/45	240,000	237,385
Mondelez International, Inc. 4.00%, due 2/1/24	70,000	72,448
Tyson Foods, Inc.
3.90%, due 9/28/23	100,000	103,077
4.50%, due 6/15/22	370,000	386,498

		872,577

Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd. 4.00%, due 1/14/25	425,000	419,688
International Paper Co. 3.80%, due 1/15/26	240,000	245,471

		665,159

Gas 0.0%‡
NiSource, Inc. 4.80%, due 2/15/44	110,000	116,569

Health Care—Products 0.7%
Abbott Laboratories 4.90%, due 11/30/46	195,000	222,290
Becton Dickinson & Co. 3.70%, due 6/6/27	240,000	238,990
Medtronic, Inc. 3.50%, due 3/15/25	745,000	767,665

	Principal Amount	Value
Health Care—Products (continued)
Thermo Fisher Scientific, Inc.
2.95%, due 9/19/26	$285,000	$276,646
3.60%, due 8/15/21	100,000	101,700
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	475,000	473,683

		2,080,974

Health Care—Services 0.6%
Aetna, Inc. 4.125%, due 6/1/21 (c)	245,000	250,572
Anthem, Inc. 4.375%, due 12/1/47	380,000	369,208
Cigna Corp. 4.125%, due 11/15/25 (a)	245,000	253,238
Cigna Holding Co. 5.125%, due 6/15/20	150,000	153,638
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	135,000	137,779
Quest Diagnostics, Inc. 4.75%, due 1/30/20	135,000	136,912
UnitedHealth Group, Inc. 4.75%, due 7/15/45	285,000	313,541

		1,614,888

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	310,000	308,161

Insurance 0.6%
American International Group, Inc. 6.25%, due 5/1/36	135,000	156,553
AXA S.A. 8.60%, due 12/15/30	105,000	141,225
Chubb INA Holdings, Inc. 4.35%, due 11/3/45	285,000	310,213
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	153,546
Marsh & McLennan Cos., Inc. 2.75%, due 1/30/22	310,000	309,838
MetLife, Inc. 5.70%, due 6/15/35	135,000	165,751
Progressive Corp. 3.75%, due 8/23/21	250,000	254,362
Travelers Cos., Inc. 6.75%, due 6/20/36	100,000	135,202

		1,626,690

Internet 0.1%
Amazon.com, Inc. 3.875%, due 8/22/37	380,000	391,510

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	$285,000	$289,116

Machinery—Diversified 0.1%
John Deere Capital Corp. 2.80%, due 3/6/23	285,000	285,438

Media 0.9%
Comcast Corp.
3.45%, due 10/1/21	150,000	152,760
3.999%, due 11/1/49	109,000	106,077
4.049%, due 11/1/52	359,000	348,465
4.15%, due 10/15/28	125,000	132,308
Discovery Communications LLC 6.35%, due 6/1/40	140,000	157,361
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	116,041
Time Warner Cable LLC
5.00%, due 2/1/20	235,000	238,303
6.55%, due 5/1/37	505,000	561,174
Walt Disney Co. 6.40%, due 12/15/35 (a)	490,000	644,937

		2,457,426

Mining 0.5%
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	285,000	329,532
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	232,076
Newmont Goldcorp Corp. 5.125%, due 10/1/19	285,000	287,592
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	380,000	398,557

		1,247,757

Miscellaneous—Manufacturing 0.2%
3M Co. 2.25%, due 9/19/26	135,000	129,277
Eaton Electric Holdings LLC 3.875%, due 12/15/20 (c)	150,000	152,603
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, due 5/1/20	150,000	149,802
Parker-Hannifin Corp. 3.50%, due 9/15/22	150,000	152,893

		584,575

Multi-National 1.4%
European Investment Bank
2.25%, due 8/15/22	475,000	473,732
2.375%, due 5/24/27	810,000	802,623
2.875%, due 9/15/20	475,000	477,796

	Principal Amount	Value
Multi-National (continued)
Inter-American Development Bank
2.00%, due 6/2/26	$35,000	$33,880
6.80%, due 10/15/25	310,000	381,771
International Bank for Reconstruction & Development
2.00%, due 1/26/22	475,000	471,148
3.00%, due 9/27/23	650,000	668,247
Japan Bank for International Cooperation 2.875%, due 6/1/27	620,000	619,369

		3,928,566

Oil & Gas 2.2%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	380,000	427,496
Apache Corp. 4.75%, due 4/15/43	135,000	129,351
BP Capital Markets America, Inc. 4.50%, due 10/1/20	555,000	568,796
Cenovus Energy, Inc. 5.25%, due 6/15/37	285,000	289,850
Chevron Corp. 2.411%, due 3/3/22	285,000	283,615
ConocoPhillips 5.90%, due 10/15/32	240,000	297,085
Devon Energy Corp. 4.00%, due 7/15/21	380,000	387,811
EOG Resources, Inc. 4.10%, due 2/1/21	380,000	388,995
Equinor ASA 7.75%, due 6/15/23	240,000	284,239
Exxon Mobil Corp. 3.043%, due 3/1/26	300,000	301,509
Hess Corp. 7.30%, due 8/15/31	135,000	163,696
Marathon Petroleum Corp. 5.125%, due 3/1/21	650,000	674,702
Noble Energy, Inc. 4.15%, due 12/15/21	475,000	486,596
Occidental Petroleum Corp. 3.125%, due 2/15/22	330,000	331,848
Petroleos Mexicanos 6.625%, due 6/15/35	425,000	408,893
Shell International Finance B.V. 3.75%, due 9/12/46	510,000	502,938
Suncor Energy, Inc. 6.50%, due 6/15/38	135,000	171,886

		6,099,306

Oil & Gas Services 0.1%
Halliburton Co. 3.80%, due 11/15/25	285,000	291,547

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 1.1%
AbbVie, Inc. 3.60%, due 5/14/25	$545,000	$548,211
Allergan Funding SCS 3.80%, due 3/15/25	380,000	384,149
AstraZeneca PLC 6.45%, due 9/15/37	135,000	171,414
Bayer U.S. Finance II LLC 4.40%, due 7/15/44 (a)	100,000	89,100
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	240,000	316,137
Johnson & Johnson 3.55%, due 3/1/36	285,000	285,376
Merck & Co., Inc. 2.75%, due 2/10/25	330,000	329,086
Pfizer, Inc. 4.10%, due 9/15/38	40,000	41,612
Shire Acquisitions Investments Ireland DAC 2.875%, due 9/23/23	380,000	374,933
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	98,250
Wyeth LLC 6.00%, due 2/15/36	340,000	428,769

		3,067,037

Pipelines 0.9%
Energy Transfer Operating, L.P.
4.05%, due 3/15/25	475,000	482,410
5.20%, due 2/1/22	135,000	141,893
Enterprise Products Operating LLC Series B 6.875%, due 3/1/33	380,000	483,547
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	555,000	614,888
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	240,000	234,731
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	285,000	322,441
Williams Cos., Inc. 8.75%, due 3/15/32	114,000	159,378

		2,439,288

Real Estate Investment Trusts 0.4%
ERP Operating, L.P. 4.50%, due 6/1/45	285,000	307,590
Simon Property Group, L.P. 3.375%, due 3/15/22	605,000	615,413
Weyerhaeuser Co. 7.375%, due 3/15/32	135,000	181,042

		1,104,045

	Principal Amount	Value
Retail 1.2%
CVS Health Corp.
4.30%, due 3/25/28	$160,000	$161,772
5.05%, due 3/25/48	380,000	374,949
6.25%, due 6/1/27	175,000	199,145
Home Depot, Inc. 5.875%, due 12/16/36	475,000	599,975
Lowe’s Cos., Inc. 4.05%, due 5/3/47	285,000	266,142
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	475,000	461,734
McDonald’s Corp.
3.375%, due 5/26/25	380,000	386,795
3.70%, due 1/30/26	135,000	138,858
Target Corp. 2.50%, due 4/15/26 (c)	240,000	233,373
Walgreens Boots Alliance, Inc. 3.45%, due 6/1/26	240,000	232,159
Walmart, Inc. 4.30%, due 4/22/44	380,000	409,213

		3,464,115

Semiconductors 0.2%
Applied Materials, Inc. 3.30%, due 4/1/27	100,000	100,939
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.20%, due 1/15/21	100,000	98,558
3.625%, due 1/15/24	285,000	282,953
QUALCOMM, Inc. 2.25%, due 5/20/20	150,000	149,276

		631,726

Software 1.0%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	327,000	323,252
Fiserv, Inc. 3.50%, due 10/1/22	100,000	101,845
Microsoft Corp.
3.00%, due 10/1/20	425,000	428,260
4.25%, due 2/6/47	745,000	815,798
Oracle Corp. 2.95%, due 5/15/25	1,125,000	1,119,722

		2,788,877

Telecommunications 1.3%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	270,000	271,383
AT&T, Inc.
4.25%, due 3/1/27	380,000	394,472
4.35%, due 6/15/45	285,000	269,004
4.55%, due 3/9/49	6,000	5,780
5.15%, due 11/15/46	306,000	320,813

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Cisco Systems, Inc.
3.625%, due 3/4/24	$285,000	$297,837
4.45%, due 1/15/20	380,000	384,729
Motorola Solutions, Inc. 7.50%, due 5/15/25	135,000	157,061
Orange S.A. 9.00%, due 3/1/31	335,000	490,878
Telefonica Emisiones SAU 7.045%, due 6/20/36	135,000	167,381
Verizon Communications, Inc.
4.672%, due 3/15/55	398,000	419,667
4.862%, due 8/21/46	305,000	331,749
Vodafone Group PLC
4.375%, due 5/30/28	70,000	72,084
7.875%, due 2/15/30	135,000	173,628

		3,756,466

Transportation 0.8%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	425,000	524,609
Canadian Pacific Railway Co. 7.25%, due 5/15/19	240,000	240,378
CSX Transportation, Inc. 7.875%, due 5/15/43	135,000	203,821
FedEx Corp. 3.20%, due 2/1/25	425,000	428,768
Norfolk Southern Corp. 4.837%, due 10/1/41	243,000	265,954
Union Pacific Corp. 2.75%, due 3/1/26	475,000	464,769
United Parcel Service, Inc. 3.40%, due 11/15/46	135,000	121,096

		2,249,395

Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	150,000	153,723

Total Corporate Bonds (Cost $75,650,354)		78,361,078

Foreign Government Bonds 1.8%
Canada 0.2%
Province of Quebec Canada
2.50%, due 4/20/26	480,000	472,831
Series NJ 7.50%, due 7/15/23	120,000	142,759

		615,590

	Principal Amount	Value
Colombia 0.3%
Colombia Government International Bond
4.00%, due 2/26/24	$500,000	$514,750
5.00%, due 6/15/45	200,000	209,302

		724,052

Mexico 0.4%
Mexico Government International Bond
4.15%, due 3/28/27	650,000	658,970
4.75%, due 3/8/44	540,000	531,225

		1,190,195

Panama 0.2%
Panama Government International Bond 3.75%, due 3/16/25	555,000	570,823

Peru 0.1%
Peruvian Government International Bond 7.35%, due 7/21/25	235,000	292,695

Philippines 0.2%
Philippine Government International Bond 4.20%, due 1/21/24	500,000	528,723

Poland 0.2%
Poland Government International Bond 3.00%, due 3/17/23	690,000	695,906

Republic of Korea 0.2%
Korea Development Bank 3.25%, due 2/19/24 (c)	630,000	639,393

Total Foreign Government Bonds (Cost $5,162,988)		5,257,377

Mortgage-Backed Securities 2.0%
Agency (Collateralized Mortgage Obligations) 0.6%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (d)	800,000	820,949
Series K039, Class A2 3.303%, due 7/25/24	800,000	823,081

		1,644,030

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.4%
Bank Series 2018-BN14, Class A3 3.966%, due 9/15/60	600,000	636,867
Benchmark Mortgage Trust Series 2018-B5, Class A4 4.208%, due 7/15/51	800,000	861,353

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
COMM Mortgage Trust Series 2014-CR17, Class A5 3.977%, due 5/10/47	$700,000	$732,933
GS Mortgage Securities Trust Series 2018-GS9, Class A4 3.992%, due 3/10/51 (d)	600,000	633,828
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46 (d)	600,000	634,676
Morgan Stanley Capital I Trust Series 2018-H3, Class A4 3.914%, due 7/15/51	500,000	526,869

		4,026,526

Total Mortgage-Backed Securities (Cost $5,534,744)		5,670,556

Municipal Bonds 0.4%
Texas 0.4%
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	900,000	1,046,790

Total Municipal Bonds (Cost $1,044,137)		1,046,790

U.S. Government & Federal Agencies 66.6%
Federal Home Loan Bank 0.3%
3.25%, due 11/16/28	925,000	965,418

Federal Home Loan Mortgage Corporation 0.4%
2.375%, due 1/13/22	1,000,000	1,002,084
2.753%, due 1/30/23	225,000	225,085

		1,227,169

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.5%
2.50%, due 6/1/28	251,932	250,700
2.50%, due 1/1/31	304,717	301,608
2.50%, due 12/1/31	74,632	73,870
2.50%, due 2/1/33	368,342	364,584
2.50%, due 4/1/33	185,658	183,764
2.50%, due 6/1/33	292,561	289,576
3.00%, due 2/1/27	103,719	104,543
3.00%, due 9/1/30	264,570	266,190
3.00%, due 9/1/32	81,927	82,393
3.00%, due 12/1/32	86,050	86,540
3.00%, due 1/1/33	180,914	181,944

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 5/1/33	$184,709	$185,760
3.00%, due 8/1/33	102,923	103,508
3.00%, due 9/1/33	181,347	182,379
3.00%, due 11/1/37	261,813	262,541
3.00%, due 12/1/37	90,105	89,798
3.00%, due 8/1/43	535,107	531,627
3.00%, due 4/1/45	336,662	333,848
3.00%, due 4/1/46	179,937	178,098
3.00%, due 7/1/46	153,630	152,059
3.00%, due 9/1/46	241,722	239,251
3.00%, due 10/1/46	194,198	192,214
3.00%, due 11/1/46	246,394	243,610
3.00%, due 1/1/47	84,468	83,514
3.00%, due 1/1/48	684,300	676,661
3.00%, due 2/1/48	666,342	658,813
3.00%, due 3/1/48	392,308	387,875
3.50%, due 4/1/26	137,962	141,037
3.50%, due 4/1/32	117,098	119,609
3.50%, due 7/1/33	135,031	138,041
3.50%, due 9/1/33	89,706	91,706
3.50%, due 1/1/38	181,803	185,087
3.50%, due 4/1/41	129,272	131,571
3.50%, due 3/1/42	214,307	218,117
3.50%, due 4/1/42	291,023	296,198
3.50%, due 7/1/44	109,632	111,309
3.50%, due 2/1/45	63,823	64,721
3.50%, due 9/1/45	699,501	709,126
3.50%, due 4/1/46	205,661	208,435
3.50%, due 6/1/46	153,213	155,242
3.50%, due 12/1/46	76,357	77,313
3.50%, due 6/1/47	270,209	273,523
3.50%, due 9/1/47	180,470	182,647
3.50%, due 11/1/47	129,103	130,646
3.50%, due 12/1/47	376,305	380,971
3.50%, due 1/1/48	91,304	92,391
3.50%, due 3/1/48	482,880	488,625
3.50%, due 5/1/48	472,629	478,252
3.50%, due 6/1/48	344,374	348,472
3.50%, due 9/1/48	773,976	782,229
3.50%, due 12/1/48	886,832	897,248
4.00%, due 8/1/21	110,120	113,639
4.00%, due 2/1/31	85,162	88,376
4.00%, due 7/1/39	229,087	237,275
4.00%, due 12/1/40	159,405	165,103
4.00%, due 2/1/41	120,796	125,113
4.00%, due 5/1/44	363,360	375,785
4.00%, due 8/1/45	150,484	155,118
4.00%, due 9/1/45	52,756	54,380
4.00%, due 4/1/47	265,072	273,065
4.00%, due 6/1/47	83,366	85,879

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 10/1/47	$135,278	$139,356
4.00%, due 12/1/47	781,646	804,929
4.00%, due 1/1/48	182,720	188,271
4.00%, due 5/1/48	281,572	290,062
4.00%, due 9/1/48	951,147	977,137
4.00%, due 10/1/48	287,757	295,796
4.00%, due 12/1/48	485,197	498,417
4.50%, due 6/1/34	7,125	7,423
4.50%, due 6/1/35	35,099	37,315
4.50%, due 8/1/35	45,700	48,597
4.50%, due 5/1/38	171,148	179,732
4.50%, due 7/1/39	4,098	4,358
4.50%, due 1/1/40	203,653	216,563
4.50%, due 8/1/40	163,186	173,552
4.50%, due 2/1/41	4,176	4,441
4.50%, due 11/1/47	174,687	182,906
4.50%, due 2/1/48	177,181	185,264
4.50%, due 5/1/48	279,978	292,357
4.50%, due 6/1/48	183,446	191,576
4.50%, due 7/1/48	92,538	96,601
4.50%, due 8/1/48	472,000	492,438
5.00%, due 8/1/35	156,039	167,712
5.00%, due 6/1/37	58,003	62,289
5.00%, due 3/1/47	192,177	203,216
5.50%, due 9/1/35	40,884	44,777
5.50%, due 4/1/37	43,004	47,121
5.50%, due 4/1/38	38,835	42,622
5.50%, due 8/1/38	33,735	36,819
6.00%, due 5/1/40	65,937	73,304
6.50%, due 11/1/25	521	575
6.50%, due 5/1/26	642	708
6.50%, due 3/1/27	1,049	1,157
6.50%, due 5/1/31	2,498	2,755
6.50%, due 8/1/31	1,197	1,331
6.50%, due 1/1/32	11,261	12,420
6.50%, due 3/1/32	5,776	6,371
6.50%, due 4/1/32	4,055	4,473
6.50%, due 7/1/32	6,283	6,930
6.50%, due 9/1/37	12,257	13,598
7.00%, due 4/1/26	1,461	1,606
7.00%, due 7/1/26	168	179
7.00%, due 12/1/27	2,029	2,192
7.00%, due 1/1/30	231	242
7.50%, due 1/1/26	209	226
7.50%, due 2/1/32	9,359	10,586
8.00%, due 7/1/26	68	75

		21,113,892

	Principal Amount	Value
Federal National Mortgage Association 0.5%
1.625%, due 1/21/20	$250,000	$248,558
1.875%, due 9/24/26	850,000	810,489
6.21%, due 8/6/38	275,000	385,142

		1,444,189

Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.2%
2.50%, due 2/1/28	262,476	261,188
2.50%, due 9/1/28	89,959	89,518
2.50%, due 6/1/31	124,627	123,477
2.50%, due 9/1/31	73,038	72,363
2.50%, due 10/1/31	83,992	83,136
2.50%, due 12/1/31	75,214	74,520
2.50%, due 1/1/32	152,099	150,549
2.50%, due 3/1/32	134,385	133,016
2.50%, due 7/1/32	181,179	179,332
2.50%, due 8/1/32	265,789	263,079
2.50%, due 11/1/32	273,013	270,230
2.50%, due 3/1/33	181,079	179,451
2.50%, due 6/1/33	180,761	178,918
2.50%, due 5/1/43	126,847	122,521
3.00%, due 8/1/21	65,690	66,034
3.00%, due 11/1/23	78,564	79,740
3.00%, due 12/1/24	44,217	44,855
3.00%, due 4/1/25	64,496	65,430
3.00%, due 2/1/29	84,887	85,368
3.00%, due 8/1/30	152,606	153,474
3.00%, due 4/1/31	125,331	126,040
3.00%, due 3/1/32	75,464	75,893
3.00%, due 6/1/32	65,451	65,823
3.00%, due 12/1/32	83,772	84,211
3.00%, due 1/1/33	189,299	190,292
3.00%, due 2/1/33	184,751	185,924
3.00%, due 4/1/33	368,642	370,575
3.00%, due 9/1/33	242,828	244,102
3.00%, due 4/1/35	221,808	221,989
3.00%, due 6/1/36	304,723	304,972
3.00%, due 1/1/38	358,187	357,984
3.00%, due 9/1/42	1,083,774	1,076,614
3.00%, due 8/1/43	676,611	672,140
3.00%, due 9/1/43	644,779	640,519
3.00%, due 9/1/45	207,261	205,314
3.00%, due 7/1/46	156,844	155,225
3.00%, due 9/1/46	583,965	577,936
3.00%, due 11/1/46	417,514	413,014
3.00%, due 12/1/46	97,439	96,403
3.00%, due 1/1/47	67,814	67,114
3.00%, due 4/1/47	109,789	108,630
3.00%, due 5/1/47	99,416	98,374
3.00%, due 8/1/47	908,447	900,195
3.00%, due 10/1/47	944,787	936,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 11/1/47	$94,692	$93,662
3.00%, due 4/1/48	197,774	195,622
3.50%, due 2/1/21	22,061	22,531
3.50%, due 11/1/25	101,271	103,428
3.50%, due 11/1/27	53,319	54,554
3.50%, due 7/1/29	37,623	38,460
3.50%, due 5/1/31	177,149	181,399
3.50%, due 5/1/33	169,724	173,339
3.50%, due 6/1/33	178,656	182,462
3.50%, due 9/1/33	183,505	187,414
3.50%, due 12/1/40	163,764	166,540
3.50%, due 12/1/41	153,014	155,609
3.50%, due 3/1/42	364,946	371,136
3.50%, due 10/1/43	341,367	346,971
3.50%, due 11/1/43	141,539	143,937
3.50%, due 1/1/44	153,918	156,526
3.50%, due 5/1/45	712,968	726,710
3.50%, due 8/1/45	648,194	656,581
3.50%, due 9/1/45	153,674	155,662
3.50%, due 10/1/45	60,642	61,427
3.50%, due 11/1/45	141,184	143,011
3.50%, due 1/1/46	143,045	144,879
3.50%, due 2/1/46	230,607	233,572
3.50%, due 3/1/46	124,662	126,261
3.50%, due 4/1/46	204,242	206,884
3.50%, due 9/1/46	551,806	561,810
3.50%, due 7/1/47	91,736	92,720
3.50%, due 10/1/47	235,169	237,612
3.50%, due 11/1/47	1,633,925	1,650,656
3.50%, due 12/1/47	180,861	182,674
3.50%, due 1/1/48	92,891	93,835
3.50%, due 3/1/48	516,367	521,608
3.50%, due 4/1/48	570,411	576,202
3.50%, due 5/1/48	469,415	474,148
4.00%, due 3/1/22	37,262	38,357
4.00%, due 12/1/24	195,068	200,916
4.00%, due 3/1/25	56,209	57,896
4.00%, due 1/1/31	79,246	82,203
4.00%, due 8/1/38	371,684	384,115
4.00%, due 6/1/39	203,034	210,085
4.00%, due 12/1/39	260,518	269,561
4.00%, due 9/1/40	200,244	207,254
4.00%, due 3/1/41	368,808	381,706
4.00%, due 11/1/44	202,386	208,885
4.00%, due 11/1/45	121,157	125,022
4.00%, due 12/1/45	110,155	113,670
4.00%, due 6/1/46	118,190	121,960
4.00%, due 7/1/46	51,633	53,259
4.00%, due 9/1/46	160,925	165,929

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 4/1/47	$51,669	$53,282
4.00%, due 5/1/47	386,551	398,634
4.00%, due 6/1/47	653,579	674,010
4.00%, due 9/1/47	87,933	90,665
4.00%, due 10/1/47	166,943	172,149
4.00%, due 11/1/47	271,535	280,023
4.00%, due 1/1/48	676,217	696,095
4.00%, due 6/1/48	184,924	189,950
4.00%, due 7/1/48	1,522,898	1,566,771
4.00%, due 8/1/48	95,138	97,875
4.00%, due 9/1/48	959,262	985,806
4.00%, due 10/1/48	195,425	200,904
4.00%, due 1/1/49	297,582	305,508
4.50%, due 11/1/22	976	996
4.50%, due 4/1/24	21,936	22,327
4.50%, due 3/1/30	79,225	82,676
4.50%, due 3/1/40	381,490	404,296
4.50%, due 4/1/41	87,468	90,845
4.50%, due 9/1/41	63,410	66,279
4.50%, due 8/1/44	74,122	78,002
4.50%, due 11/1/44	58,952	62,031
4.50%, due 7/1/46	82,461	86,267
4.50%, due 5/1/47	76,080	79,531
4.50%, due 7/1/47	430,773	450,332
4.50%, due 8/1/47	139,028	145,853
4.50%, due 2/1/48	448,564	468,709
4.50%, due 4/1/48	168,812	175,879
4.50%, due 5/1/48	177,892	185,921
4.50%, due 6/1/48	222,856	232,135
4.50%, due 8/1/48	278,254	290,622
4.50%, due 11/1/48	295,046	307,172
4.50%, due 12/1/48	93,095	97,230
5.00%, due 8/1/31	135,555	142,854
5.00%, due 7/1/35	87,830	94,228
5.00%, due 7/1/37	140,755	151,017
5.00%, due 8/1/38	50,847	54,567
5.00%, due 1/1/48	365,393	391,367
5.00%, due 4/1/48	81,963	87,586
5.00%, due 5/1/48	180,060	189,846
5.00%, due 9/1/48	269,743	287,869
5.50%, due 5/1/35	52,950	56,709
5.50%, due 11/1/36	13,975	15,264
5.50%, due 8/1/37	111,489	122,621
5.50%, due 9/1/48	433,169	463,835
6.00%, due 7/1/36	41,230	45,187
6.00%, due 12/1/36	13,028	14,560
6.00%, due 4/1/37	41,221	46,102
6.00%, due 8/1/37	14,469	16,149
6.00%, due 12/1/37	47,288	52,716
6.50%, due 8/1/32	19,315	21,489

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 8/1/35	$13,071	$14,392
6.50%, due 8/1/36	299	332
6.50%, due 8/1/37	2,769	3,049
6.50%, due 10/1/37	469	517
6.50%, due 11/1/37	6,276	6,910
6.50%, due 12/1/37	11,073	12,690
7.50%, due 7/1/30	3,753	3,831
7.50%, due 7/1/31	14,059	15,377
8.00%, due 6/1/25	44	48
8.00%, due 9/1/25	415	445
8.00%, due 9/1/26	1,637	1,811
8.00%, due 10/1/26	95	96
8.00%, due 11/1/26	138	138

		34,244,728

Government National Mortgage Association (Mortgage Pass-Through Securities) 8.0%
2.50%, due 1/20/47	82,640	80,473
3.00%, due 1/20/43	221,553	221,473
3.00%, due 8/15/43	44,528	44,630
3.00%, due 8/20/43	425,088	424,934
3.00%, due 9/15/43	98,197	98,421
3.00%, due 3/20/45	110,207	110,167
3.00%, due 7/20/45	179,830	179,765
3.00%, due 2/20/46	74,741	74,713
3.00%, due 8/20/46	752,851	752,578
3.00%, due 9/20/46	319,167	319,247
3.00%, due 10/20/46	914,496	914,164
3.00%, due 11/20/46	83,332	83,302
3.00%, due 12/15/46	192,566	192,292
3.00%, due 12/20/46	235,598	235,512
3.00%, due 5/20/47	58,473	58,434
3.00%, due 12/20/47	491,188	490,167
3.00%, due 2/20/48	588,012	586,789
3.00%, due 3/20/48	587,356	586,134
3.50%, due 6/20/42	329,368	336,314
3.50%, due 4/15/43	141,373	144,436
3.50%, due 8/20/43	154,406	157,520
3.50%, due 11/20/43	422,564	431,075
3.50%, due 4/20/45	201,848	205,598
3.50%, due 7/20/45	338,028	344,313
3.50%, due 11/20/45	369,292	376,619
3.50%, due 12/20/45	466,410	475,090
3.50%, due 1/20/46	172,172	175,376
3.50%, due 11/20/46	212,253	216,201
3.50%, due 1/20/47	1,355,694	1,380,784
3.50%, due 5/20/47	823,687	838,592
3.50%, due 9/20/47	932,055	948,435
3.50%, due 10/20/47	1,140,706	1,160,630

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 5/15/48	$87,640	$89,181
3.50%, due 7/20/48	379,679	386,161
3.50%, due 9/20/48	96,173	97,813
3.50%, due 11/20/48	99,525	101,213
4.00%, due 9/15/40	154,986	160,660
4.00%, due 12/15/41	58,931	61,121
4.00%, due 1/20/42	474,898	493,309
4.00%, due 10/20/43	97,702	101,370
4.00%, due 8/20/44	222,115	229,564
4.00%, due 4/20/45	83,462	86,590
4.00%, due 12/20/45	47,358	49,134
4.00%, due 1/20/46	48,018	49,640
4.00%, due 2/20/46	47,656	49,264
4.00%, due 2/20/47	71,390	73,543
4.00%, due 4/20/47	168,910	174,208
4.00%, due 5/20/47	82,290	84,771
4.00%, due 7/20/47	81,739	84,251
4.00%, due 11/20/47	671,622	691,876
4.00%, due 12/20/47	350,731	361,308
4.00%, due 4/20/48	693,202	714,107
4.00%, due 5/20/48	279,986	288,430
4.00%, due 8/20/48	867,196	893,347
4.00%, due 9/20/48	485,925	500,578
4.50%, due 4/15/39	119,168	125,486
4.50%, due 5/20/39	110,376	116,071
4.50%, due 6/20/40	76,131	80,058
4.50%, due 9/15/40	46,431	49,070
4.50%, due 7/20/41	127,426	133,988
4.50%, due 9/20/43	76,671	80,573
4.50%, due 5/20/47	64,546	67,427
4.50%, due 8/15/47	84,660	89,083
4.50%, due 11/15/47	195,416	204,003
4.50%, due 11/20/47	240,230	250,908
4.50%, due 1/20/48	412,043	430,176
4.50%, due 4/20/48	179,477	187,115
4.50%, due 5/20/48	350,093	364,662
4.50%, due 6/20/48	187,180	194,953
4.50%, due 8/20/48	378,735	393,886
5.00%, due 4/20/33	26,631	28,456
5.00%, due 8/15/33	24,490	25,726
5.00%, due 6/20/36	1,855	1,984
5.00%, due 8/15/39	86,191	92,359
5.00%, due 9/20/40	140,653	150,357
5.00%, due 11/15/47	113,208	118,123
5.00%, due 11/20/47	86,476	91,376
5.00%, due 3/20/48	76,145	79,748
5.00%, due 6/20/48	246,998	258,427
5.00%, due 8/20/48	188,979	197,968
5.50%, due 3/15/33	80,425	88,646
5.50%, due 7/20/34	28,202	30,888

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 12/20/35	$49,344	$54,040
6.00%, due 3/20/29	8,208	9,056
6.00%, due 12/15/32	5,658	6,242
6.00%, due 1/20/35	24,987	28,320
6.50%, due 6/15/35	522	586
8.00%, due 6/15/26	65	70
8.00%, due 10/15/26	61	62
8.00%, due 5/15/27	53	53
8.00%, due 7/15/27	148	152
8.00%, due 9/15/27	180	193
8.50%, due 7/15/26	502	549
8.50%, due 11/15/26	3,988	4,016

		22,500,473

United States Treasury Bonds 6.2%
2.75%, due 8/15/47	2,775,000	2,672,347
2.75%, due 11/15/47	700,000	673,914
3.00%, due 11/15/44	1,485,000	1,506,579
3.00%, due 11/15/45	75,000	76,093
3.00%, due 5/15/47	585,000	592,564
3.00%, due 2/15/48	3,110,000	3,144,988
3.00%, due 8/15/48	1,125,000	1,137,612
3.125%, due 5/15/48	2,225,000	2,304,961
3.375%, due 5/15/44	250,000	270,537
3.375%, due 11/15/48	1,625,000	1,766,616
4.50%, due 2/15/36	2,700,000	3,367,195

		17,513,406

United States Treasury Notes 31.5%
1.125%, due 6/30/21	915,000	893,305
1.25%, due 8/31/19	3,150,000	3,136,465
1.375%, due 7/31/19	350,000	349,064
1.375%, due 9/30/19	950,000	945,658
1.375%, due 3/31/20	50,000	49,529
1.375%, due 9/15/20	475,000	468,858
1.50%, due 6/15/20	250,000	247,578
1.50%, due 7/15/20	275,000	272,207
1.50%, due 8/15/20	650,000	643,068
1.50%, due 2/28/23	75,000	72,908
1.625%, due 3/15/20	300,000	297,949
1.625%, due 10/15/20	1,200,000	1,187,906
1.625%, due 8/31/22	325,000	318,475
1.625%, due 4/30/23	400,000	390,219
1.75%, due 11/15/20	950,000	941,910
1.75%, due 3/31/22	1,300,000	1,282,074
1.875%, due 12/15/20	1,800,000	1,787,484
1.875%, due 1/31/22	400,000	395,984
1.875%, due 2/28/22	1,500,000	1,484,648
1.875%, due 3/31/22	250,000	247,520
1.875%, due 7/31/22	950,000	938,941

	Principal Amount	Value
United States Treasury Notes (continued)
1.875%, due 9/30/22	$925,000	$913,835
1.875%, due 8/31/24	1,325,000	1,296,585
2.00%, due 10/31/22	675,000	669,226
2.00%, due 11/30/22	75,000	74,338
2.125%, due 6/30/21	1,200,000	1,196,484
2.125%, due 12/31/22	225,000	223,980
2.125%, due 9/30/24	175,000	173,312
2.125%, due 5/15/25	1,485,000	1,465,219
2.25%, due 3/31/20	250,000	249,668
2.25%, due 2/15/21	75,000	74,936
2.25%, due 3/31/21	200,000	199,883
2.25%, due 4/15/22	600,000	600,094
2.25%, due 4/30/24	175,000	174,733
2.25%, due 10/31/24	1,025,000	1,021,356
2.25%, due 12/31/24	500,000	497,949
2.25%, due 11/15/25	5,460,000	5,415,638
2.25%, due 11/15/27	225,000	221,150
2.375%, due 4/15/21	3,175,000	3,180,457
2.375%, due 4/30/26	250,000	249,717
2.375%, due 5/15/27	255,000	253,665
2.50%, due 5/31/20	900,000	901,090
2.50%, due 6/30/20	5,400,000	5,407,383
2.50%, due 1/15/22	1,000,000	1,006,406
2.50%, due 2/15/22	3,225,000	3,247,298
2.625%, due 7/31/20	1,505,000	1,509,821
2.625%, due 8/31/20	750,000	752,666
2.625%, due 5/15/21	1,700,000	1,711,488
2.625%, due 6/15/21	500,000	503,750
2.625%, due 7/15/21	3,435,000	3,461,031
2.625%, due 6/30/23	925,000	938,008
2.625%, due 12/31/23	188,400	191,241
2.625%, due 2/15/29	1,650,000	1,666,822
2.75%, due 9/30/20	3,550,000	3,569,969
2.75%, due 8/15/21	2,400,000	2,426,156
2.75%, due 9/15/21	1,550,000	1,567,982
2.75%, due 4/30/23	2,000,000	2,036,563
2.75%, due 5/31/23	1,000,000	1,018,555
2.75%, due 7/31/23	3,520,000	3,587,650
2.75%, due 8/31/23	1,950,000	1,987,934
2.75%, due 6/30/25	1,050,000	1,073,092
2.75%, due 2/15/28	1,000,000	1,021,211
2.875%, due 10/31/20	900,000	907,172
2.875%, due 10/15/21	750,000	761,016
2.875%, due 11/15/21	5,650,000	5,735,854
2.875%, due 4/30/25	2,600,000	2,675,867
2.875%, due 5/31/25	175,000	180,072
2.875%, due 7/31/25	1,700,000	1,749,738
2.875%, due 5/15/28	850,000	876,397
2.875%, due 8/15/28	725,000	747,685
3.00%, due 9/30/25	125,000	129,614

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
3.125%, due 11/15/28	$725,000	$763,006

		88,616,512

Total U.S. Government & Federal Agencies (Cost $186,001,929)		187,625,787

Total Long-Term Bonds (Cost $275,300,488)		279,880,165

Short-Term Investments 1.4%
Commercial Paper 0.7%
Total Finance ELF Capital 2.474%, due 5/1/19 (a)(e)	2,000,000	2,000,000

Total Other Commercial Paper (Cost $2,000,000)		2,000,000

Repurchase Agreement 0.7%
RBC Capital Markets 2.70%, dated 4/30/19 due 5/1/19 Proceeds at Maturity $1,881,141 (Collateralized by United States Treasury securities with a rate of 2.75% and maturity dates between 8/15/21 and 11/15/47, with a Principal Amount of $1,889,800 and a Market Value of $1,918,859)	1,881,000	1,881,000

Total Repurchase Agreement (Cost $1,881,000)		1,881,000

Total Short-Term Investments (Cost $3,881,000)		3,881,000

	Shares	Value
Investment of Cash Collateral For Securities Loaned 0.2%
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (e)	528,860	$528,860

Total Investment of Cash Collateral For Securities Loaned (Cost $528,860)		528,860

Total Investments (Cost $279,710,348)	100.9%	284,290,025
Other Assets, Less Liabilities	(0.9)	(2,456,409)
Net Assets	100.0%	$281,833,616

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2019.

(c)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $518,604 and the Fund received cash collateral with a value of $528,860 (See Note 2(J)).

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(e)	Current yield as of April 30, 2019.

As of April 30, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts:
5-Year United States Treasury Note	85	June 2019	$9,769,471	$9,829,453	$59,982
10-Year United States Treasury Note	14	June 2019	1,716,806	1,731,406	14,600
10-Year United States Treasury Ultra Note	19	June 2019	2,482,791	2,503,844	21,053
United States Treasury Ultra Bond	25	June 2019	4,046,331	4,107,032	60,701

Total Long Contracts					156,336

Short Contracts:
2-Year United States Treasury Note	(26)	June 2019	(5,530,911)	(5,538,203)	(7,292)
United States Treasury Long Bond	(30)	June 2019	(4,373,383)	(4,424,063)	(50,680)

Total Short Contracts					(57,972)

Net Unrealized Appreciation (or Depreciation)					$98,364

1.	As of April 30, 2019, cash in the amount of $137,434 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following abbreviation is used in the preceding pages:

FHLMC—Federal Home Loan Mortgage Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,918,577	$—	$1,918,577
Corporate Bonds	—	78,361,078	—	78,361,078
Foreign Government Bonds	—	5,257,377	—	5,257,377
Mortgage-Backed Securities	—	5,670,556	—	5,670,556
Municipal Bonds	—	1,046,790	—	1,046,790
U.S. Government & Federal Agencies	—	187,625,787	—	187,625,787

Total Long-Term Bonds	—	279,880,165	—	279,880,165

Short-Term Investments
Commercial Paper	—	2,000,000	—	2,000,000
Repurchase Agreement	—	1,881,000	—	1,881,000

Total Short-Term Investments	—	3,881,000	—	3,881,000

Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	528,860	—	—	528,860

Total Investments in Securities	528,860	283,761,165	—	284,290,025

Other Financial Instruments
Futures Contracts (b)	156,336	—	—	156,336

Total Investments in Securities and Other Financial Instruments	$685,196	$283,761,165	$—	$284,446,361

Liability Valuation Inputs

Other Financial Instruments
Futures Contracts (b)	$(57,972)	$—	$—	$(57,972)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $279,710,348) including securities on loan of $518,604	$284,290,025
Cash collateral on deposit at broker for futures contracts	137,434
Cash	511
Receivables:
Interest	1,774,474
Investment securities sold	252,782
Fund shares sold	29,852
Variation margin on futures contracts	21,766
Securities lending income	496
Other assets	31,428

Total assets	286,538,768

Liabilities
Payables:
Investment securities purchased	3,863,195
Collateral received for securities on loan	528,860
Fund shares redeemed	172,348
Manager (See Note 3)	57,718
Professional fees	37,189
Shareholder communication	15,754
Transfer agent (See Note 3)	11,767
Custodian	10,152
NYLIFE Distributors (See Note 3)	4,489
Accrued expenses	1,223
Dividend payable	2,457

Total liabilities	4,705,152

Net assets	$281,833,616

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,904
Additional paid-in capital	277,986,260

278,013,164
Total distributable earnings (loss)	3,820,452

Net assets	$281,833,616

Class A
Net assets applicable to outstanding shares	$18,352,892

Shares of beneficial interest outstanding	1,753,604

Net asset value per share outstanding	$10.47
Maximum sales charge (3.00% of offering price)	0.32

Maximum offering price per share outstanding	$10.79

Investor Class
Net assets applicable to outstanding shares	$3,228,812

Shares of beneficial interest outstanding	306,779

Net asset value per share outstanding	$10.52
Maximum sales charge (3.00% of offering price)	0.33

Maximum offering price per share outstanding	$10.85

Class I
Net assets applicable to outstanding shares	$260,251,912

Shares of beneficial interest outstanding	24,843,916

Net asset value and offering price per share outstanding	$10.48

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,647,361
Dividends	66,422
Securities lending	5,550

Total income	4,719,333

Expenses
Manager (See Note 3)	360,745
Professional fees	40,096
Transfer agent (See Note 3)	36,042
Distribution/Service—Class A (See Note 3)	22,145
Distribution/Service—Investor Class (See Note 3)	3,678
Registration	25,790
Custodian	25,041
Shareholder communication	9,762
Trustees	3,170
Miscellaneous	7,634

Total expenses before waiver/reimbursement	534,103
Expense waiver/reimbursement from Manager (See Note 3)	(2,828)

Net expenses	531,275

Net investment income (loss)	4,188,058

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	180,109
Futures transactions	71,841

Net realized gain (loss) on investments and futures transactions	251,950

Net change in unrealized appreciation (depreciation) on:
Investments	10,346,676
Futures contracts	186,714

Net change in unrealized appreciation (depreciation) on investments and futures contracts	10,533,390

Net realized and unrealized gain (loss) on investments and futures transactions	10,785,340

Net increase (decrease) in net assets resulting from operations	$14,973,398

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,188,058	$4,685,591
Net realized gain (loss) on investments and futures contracts	251,950	(1,123,271)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	10,533,390	(8,403,303)

Net increase (decrease) in net assets resulting from operations	14,973,398	(4,840,983)

Distributions to shareholders:
Class A	(239,641)	(524,171)
Investor Class	(35,043)	(67,150)
Class I	(3,935,279)	(4,675,913)

Total distributions to shareholders	(4,209,963)	(5,267,234)

Capital share transactions:
Net proceeds from sale of shares	39,974,875	236,043,152
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,196,356	5,215,595
Cost of shares redeemed	(78,673,804)	(60,679,628)

Increase (decrease) in net assets derived from capital share transactions	(34,502,573)	180,579,119

Net increase (decrease) in net assets	(23,739,138)	170,470,902

Net Assets
Beginning of period	305,572,754	135,101,852

End of period	$281,833,616	$305,572,754

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$10.09	$10.66	$11.01	$10.99		$11.12	$10.98

Net investment income (loss)	0.14	0.24	0.23	0.23		0.23	0.23

Net realized and unrealized gain (loss) on investments	0.38	(0.54)	(0.22)	0.14		(0.08)	0.15

Total from investment operations	0.52	(0.30)	0.01	0.37		0.15	0.38

Less dividends and distributions:

From net investment income	(0.14)	(0.24)	(0.23)	(0.24)		(0.25)	(0.24)

From net realized gain on investments	—	(0.03)	(0.13)	(0.11)		(0.03)	—

Total dividends and distributions	(0.14)	(0.27)	(0.36)	(0.35)		(0.28)	(0.24)

Net asset value at end of period	$10.47	$10.09	$10.66	$11.01		$10.99	$11.12

Total investment return (a)	5.16%	(2.82%)	0.23%	3.50%		1.34%	3.51%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.67%††	2.26%	2.13%	2.09	%(b)	2.00%	2.10%

Net expenses (c)	0.60%††	0.63%	0.71%	0.67	%(d)	0.74%	0.74%

Portfolio turnover rate (e)	25%	103%	89%	89%		155%	131%

Net assets at end of period (in 000’s)	$18,353	$17,506	$22,258	$36,822		$38,662	$42,368

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(e)

The portfolio turnover rates not including mortgage dollar rolls were 24%, 72%, 82%, 76%, 90% and 56% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$10.15	$10.71	$11.06	$11.04		$11.17	$11.03

Net investment income (loss)	0.12	0.21	0.22	0.21		0.21	0.21

Net realized and unrealized gain (loss) on investments	0.37	(0.53)	(0.23)	0.14		(0.08)	0.15

Total from investment operations	0.49	(0.32)	(0.01)	0.35		0.13	0.36

Less dividends and distributions:

From net investment income	(0.12)	(0.21)	(0.21)	(0.22)		(0.23)	(0.22)

From net realized gain on investments	—	(0.03)	(0.13)	(0.11)		(0.03)	—

Total dividends and distributions	(0.12)	(0.24)	(0.34)	(0.33)		(0.26)	(0.22)

Net asset value at end of period	$10.52	$10.15	$10.71	$11.06		$11.04	$11.17

Total investment return (a)	4.87%	(2.99%)	(0.01%)	3.31%		1.16%	3.30%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.35%††	1.98%	1.92%	1.92	%(b)	1.82%	1.92%

Net expenses (c)	0.92%††	0.92%	0.92%	0.84	%(d)	0.92%	0.92%

Expenses (before waiver/reimbursement) (c)	1.11%††	1.13%	0.98%	0.98%		0.98%	0.97%

Portfolio turnover rate (e)	25%	103%	89%	89%		155%	131%

Net assets at end of period (in 000’s)	$3,229	$2,850	$3,094	$5,381		$4,617	$4,811

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(e)

The portfolio turnover rates not including mortgage dollar rolls were 24%, 72%, 82%, 76%, 90% and 56% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$10.10	$10.67	$11.02	$11.00		$11.13	$10.99

Net investment income (loss)	0.15	0.25	0.28	0.27		0.26	0.27

Net realized and unrealized gain (loss) on investments	0.38	(0.52)	(0.23)	0.14		(0.08)	0.15

Total from investment operations	0.53	(0.27)	0.05	0.41		0.18	0.42

Less dividends and distributions:

From net investment income	(0.15)	(0.27)	(0.27)	(0.28)		(0.28)	(0.28)

From net realized gain on investments	—	(0.03)	(0.13)	(0.11)		(0.03)	—

Total dividends and distributions	(0.15)	(0.30)	(0.40)	(0.39)		(0.31)	(0.28)

Net asset value at end of period	$10.48	$10.10	$10.67	$11.02		$11.00	$11.13

Total investment return (a)	5.29%	(2.57%)	0.53%	3.86%		1.69%	3.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.92%††	2.58%	2.44%	2.43	%(b)	2.33%	2.43%

Net expenses (c)	0.35%††	0.37%	0.40%	0.32	%(d)	0.40%	0.41%

Expenses (before waiver/reimbursement) (c)	0.35%††	0.37%	0.46%	0.50%		0.49%	0.49%

Portfolio turnover rate (e)	25%	103%	89%	89%		155%	131%

Net assets at end of period (in 000’s)	$260,252	$285,216	$109,750	$195,784		$244,618	$290,617

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(e)

The portfolio turnover rates not including mortgage dollar rolls were 24%, 72%, 82%, 76%, 90% and 56% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares of the Fund were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

28	MainStay Indexed Bond Fund

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Investments in mutual funds are valued at their respective NAVs at the close of business each day. Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

29

Notes to Financial Statements (Unaudited) (continued)

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs , which are subject to management fees and other fees that may cause the costs of investing in ETFs to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized

30	MainStay Indexed Bond Fund

loss to the Fund. As of April 30, 2019, the repurchase agreements are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $518,604 and the Fund received cash collateral with a value of $528,860.

(K)  Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

31

Notes to Financial Statements (Unaudited) (continued)

The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$156,336	$156,336

Total Fair Value		$156,336	$156,336

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(57,972)	$(57,972)

Total Fair Value		$(57,972)	$(57,972)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$71,841	$71,841

Total Realized Gain (Loss)		$71,841	$71,841

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$186,714	$186,714

Total Change in Unrealized Appreciation (Depreciation)		$186,714	$186,714

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$16,407,283	$16,407,283
Futures Contracts Short	$(6,499,323)	$(6,499,323)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

32	MainStay Indexed Bond Fund

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $360,745 and waived its fees and/or reimbursed expenses in the amount of $2,828.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $3.338 and $687, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $2,274.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,749
Investor Class	7,862
Class I	26,431

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative

33

Notes to Financial Statements (Unaudited) (continued)

contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$279,985,420	$5,610,645	$(1,306,040)	$4,304,605

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$4,793,604
Long-Term Capital Gain	473,630
Total	$5,267,234

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of U.S. government securities were $61,317 and $80,200, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $9,724 and $20,078, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	292,935	$3,031,815
Shares issued to shareholders in reinvestment of dividends and distributions	22,584	233,307
Shares redeemed	(296,764)	(3,061,549)

Net increase (decrease) in shares outstanding before conversion	18,755	203,573
Shares converted into Class A (See Note 1)	6,930	71,511
Shares converted from Class A (See Note 1)	(7,029)	(73,877)

Net increase (decrease)	18,656	$201,207

Year ended October 31, 2018:
Shares sold	354,572	$3,680,025
Shares issued to shareholders in reinvestment of dividends and distributions	48,772	505,646
Shares redeemed	(761,164)	(7,903,587)

Net increase (decrease) in shares outstanding before conversion	(357,820)	(3,717,916)
Shares converted into Class A (See Note 1)	15,799	164,919
Shares converted from Class A (See Note 1)	(11,791)	(120,681)

Net increase (decrease)	(353,812)	$(3,673,678)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	46,691	$486,516
Shares issued to shareholders in reinvestment of dividends and distributions	3,279	34,064
Shares redeemed	(24,211)	(250,990)

Net increase (decrease) in shares outstanding before conversion	25,759	269,590
Shares converted into Investor Class (See Note 1)	6,996	73,877
Shares converted from Investor Class (See Note 1)	(6,893)	(71,511)

Net increase (decrease)	25,862	$271,956

Year ended October 31, 2018:
Shares sold	40,427	$420,964
Shares issued to shareholders in reinvestment of dividends and distributions	6,267	65,322
Shares redeemed	(50,583)	(528,523)

Net increase (decrease) in shares outstanding before conversion	(3,889)	(42,237)
Shares converted into Investor Class (See Note 1)	11,734	120,681
Shares converted from Investor Class (See Note 1)	(15,712)	(164,919)

Net increase (decrease)	(7,867)	$(86,475)

34	MainStay Indexed Bond Fund

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,563,621	$36,456,544
Shares issued to shareholders in reinvestment of dividends and distributions	380,224	3,928,985
Shares redeemed	(7,339,685)	(75,361,265)

Net increase (decrease)	(3,395,840)	$(34,975,736)

Year ended October 31, 2018:
Shares sold	22,563,231	$231,942,163
Shares issued to shareholders in reinvestment of dividends and distributions	449,803	4,644,627
Shares redeemed	(5,062,324)	(52,247,518)

Net increase (decrease)	17,950,710	$184,339,272

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Indexed Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the

36	MainStay Indexed Bond Fund

year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, Fund investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that they believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged NYL Investors’ continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds over various periods. The Board considered its discussions with representatives from New York Life Investments and NYL Investors regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations

38	MainStay Indexed Bond Fund

regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

40	MainStay Indexed Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

41

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737120 MS065-19	MSIN10-06/19 (NYLIM) NL228

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	0.17 4.89%	1.11 5.88%	4.09 5.05%	3.39 4.16%	0.82 0.82%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	0.16 4.88	1.08 5.85	4.04 5.01	3.31 4.09	0.85 0.85
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2/28/2013	3.75 4.75	4.58 5.58	4.73 4.73	3.82 3.82	1.10 1.10
Class I Shares	No Sales Charge		2/28/2013	5.02	6.14	5.32	4.43	0.57

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Bloomberg Barclays California Municipal Bond Index[3]	5.49%	5.97%	3.58%	3.31%
Morningstar Muni California Long Category Average[4]	5.37	5.56	3.92	3.31

3.

The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,048.90	$3.81	$1,021.08	$3.76	0.75%

Investor Class Shares	$1,000.00	$1,048.80	$3.96	$1,020.93	$3.91	0.78%

Class C Shares	$1,000.00	$1,047.50	$5.23	$1,019.69	$5.16	1.03%

Class I Shares	$1,000.00	$1,050.20	$2.54	$1,022.32	$2.51	0.50%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

General	19.1%

School District	15.2

Medical	11.3

Water	9.7

Airport	7.1

Higher Education	6.6

General Obligation	5.9

Transportation	4.8

Housing	4.4

Education	3.4

Power	2.2

Utilities	2.1%

Development	2.0

Tobacco Settlement	2.0

Multi-Family Housing	1.9

Nursing Homes	0.5

Mello-Roos	0.3

Facilities	0.0 ‡

Other Assets, Less Liabilities	1.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2019 (Unaudited)

1.	California State, Unlimited General Obligation, 5.00%, due 4/1/28–4/1/31

2.	California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds, 5.00%, due 5/15/31–5/15/32

3.	California Municipal Finance Authority, Pomona College, Revenue Bonds, 4.00%, due 1/1/43

4.	Eastern Municipal Water District, Water & Wastewater, Revenue Bonds, 2.06%–5.00%, due 7/1/45–7/1/46

5.	San Francisco City & County International Airports Commission, Revenue Bonds, 5.00%, due 5/1/30–5/1/38
6.	Norman Y Mineta San Jose International Airport SJC, Revenue Bonds, 5.00%–5.25%, due 3/1/22–3/1/47

7.	Metropolitan Water District of Southern California, Revenue Bonds, 2.05%–5.00%, due 1/1/35–7/1/47

8.	Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, 2.05%, due 5/15/32

9.	Orange County Local Transportation Authority, Revenue Bonds, 4.00%, due 2/15/38

10.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, 5.00%, due 7/1/58

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned 5.02%, underperforming the 5.49% return of the Fund’s primary benchmark, the Bloomberg Barclays California Municipal Bond Index. Over the same period, Class I shares also underperformed the 5.37% return of the Morningstar Muni California Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Bloomberg Barclays California Municipal Bond Index during the reporting period largely due to the Fund’s yield curve2 positioning. Specifically, although overweight exposure to bonds maturing in twenty-five to thirty years added to relative performance, the Fund’s underweight exposure to bonds maturing in five to ten years undermined performance compared to that of the Index. The Fund’s Treasury hedge further detracted from relative performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund was hedged with a combination of 10-year and 30-year U.S. Treasury futures during the reporting period to maintain a neutral duration3 strategy relative to the benchmark. This hedge was a slight detractor to performance for the reporting period.

What was the Fund’s duration strategy during the reporting period?

During the reporting period, the Fund employed U.S. Treasury futures, as mentioned above, to maintain a neutral duration strategy relative to the Bloomberg Barclays California Municipal Bond Index. At the end of the same period, the Fund’s duration was 5.65 years versus the Index’s duration of 5.12 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, relative performance benefited most strongly from the Fund’s overweight exposure to bonds in the special tax and water/sewer sectors. Another positive contributor to relative performance was the local general obligation sector. (Contributions take weightings and total returns into account.) Sectors detracting from the Fund’s relative performance included state general obligation, prerefunded/escrowed to maturity (ETM) and transportation.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its exposure to the hospital, tobacco and water/sewer sectors. During the same period, the Fund increased its exposure to the local general obligation, special tax, and transportation sectors. From a maturity perspective, the Fund decreased its exposure to twenty-five- to thirty-year bonds, while increasing its exposure to ten- to fifteen-year bonds. With regard to credit quality weightings, the Fund reduced its exposure to BBB-rated securities while increasing to its exposure to AAA-rated bonds.4

How was the Fund positioned at the end of the reporting period?

Relative to the Bloomberg Barclays California Municipal Bond Index, the Fund held an overweight position in the special tax and education sectors, and an underweight position in the state general obligation and prerefunded/ETM sectors as of April 30, 2019. As of the same date, the Fund held overweight exposure to bonds with maturities twenty-five to thirty years, and underweight exposure to bonds with maturities five to ten years.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality–typically U.S. Treasury issues–across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

Lastly, from a credit quality perspective, the Fund held relatively heavy exposure to BBB-rated securities, and relatively light exposure to AA-rated securities.5

5.

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Municipal Bonds 98.5%†
Airport 7.1%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,160,910
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (a)
Insured: AGM 3.25%, due 12/31/32	1,000,000	1,010,080
5.00%, due 6/30/31	3,100,000	3,655,458
City of Los Angeles, Department of Airports, International Airport, Revenue Bonds Series B 5.00%, due 5/15/31	1,500,000	1,555,650
City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds (a)
Series B 5.00%, due 5/15/25	710,000	837,622
Series D 5.00%, due 5/15/26	1,000,000	1,203,610
Series A 5.00%, due 5/15/31	2,815,000	3,352,665
Series A 5.25%, due 5/15/48	1,375,000	1,632,455
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (a)
Series A 5.00%, due 3/1/41	2,500,000	2,866,325
Series A 5.00%, due 3/1/47	4,390,000	5,000,386
Series A-1 5.25%, due 3/1/22	3,200,000	3,406,240
Sacramento County, California Airport System, Revenue Bonds Series C 5.00%, due 7/1/38 (a)	3,000,000	3,538,980
San Francisco City & County International Airports Commission, Revenue Bonds
Series D 5.00%, due 5/1/30	2,595,000	3,300,736
Series D 5.00%, due 5/1/31	2,200,000	2,767,424
Series D 5.00%, due 5/1/38	4,600,000	5,579,570

		40,868,111

	Principal Amount	Value
Development 2.0%
California Health Facilities Financing Authority, Los Angeles Biomedical Research Institute, Revenue Bonds
5.00%, due 9/1/30	$1,300,000	$1,553,916
5.00%, due 9/1/31	1,365,000	1,616,201
5.00%, due 9/1/32	1,435,000	1,691,564
5.00%, due 9/1/34	1,590,000	1,857,692
California Municipal Finance Authority, Chevron USA-Recovery Zone, Revenue Bonds 2.00%, due 11/1/35 (b)	3,900,000	3,900,000
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,123,290

		11,742,663

Education 3.4%
California Municipal Finance Authority, Creative Center Los Altos Project, Pinewood & Oakwood Schools, Revenue Bonds (c)
Series B 4.00%, due 11/1/36	400,000	402,836
Series B 4.50%, due 11/1/46	1,600,000	1,633,696
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (c)	795,000	837,469
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	516,805
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	7,905,000	2,084,944
California School Finance Authority, Aspire Public Schools, Revenue Bonds (c)
5.00%, due 8/1/27	500,000	566,615
5.00%, due 8/1/28	700,000	791,483
5.00%, due 8/1/36	600,000	657,948
5.00%, due 8/1/41	750,000	815,092
5.00%, due 8/1/46	975,000	1,058,899
California School Finance Authority, Charter School Classical Academies Project, Revenue Bonds Series A 5.00%, due 10/1/37 (c)	1,485,000	1,579,253

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Education (continued)
California School Finance Authority, Grimmway Schools Obligation, Revenue Bonds Series A 5.00%, due 7/1/46 (c)	$750,000	$770,850
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (c)
Series A 5.00%, due 7/1/37	500,000	553,585
Series A 5.00%, due 7/1/49	500,000	544,680
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	656,742
California State Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (c)
Series A 5.00%, due 5/1/36	1,275,000	1,344,194
Series A 5.00%, due 5/1/46	1,325,000	1,374,860
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/36 (c)	1,300,000	1,394,445
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (d)	1,000,000	1,039,210
San Marcos School Financing Authority, Revenue Bonds Insured: AGM 5.25%, due 8/15/40	1,000,000	1,191,970

		19,815,576

Facilities 0.0%‡
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	30,000	30,000

General 19.1%
Anaheim Public Financing Authority, Revenue Bonds
Series A 5.00%, due 5/1/33	1,000,000	1,142,680
Series A, Insured: BAM 5.00%, due 9/1/35	4,500,000	5,384,070

	Principal Amount	Value
General (continued)
California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds
4.00%, due 9/1/33	$1,225,000	$1,338,619
4.00%, due 9/1/34	1,000,000	1,086,280
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds 5.00%, due 6/1/37	2,085,000	2,504,710
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	500,000	575,040
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM 5.00%, due 8/1/26	1,000,000	1,150,420
Series A, Insured: AGM 5.00%, due 8/1/34	1,000,000	1,124,730
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,493,349
Coronado Community Development Successor Agency, Tax Allocation Series A 5.00%, due 9/1/33	570,000	660,470
County of Los Angeles CA, Vermont Corridor County Administration Building, Revenue Bonds Series A 5.00%, due 12/1/38	1,910,000	2,282,049
Del Mar California Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,099,650
5.00%, due 10/1/38	1,800,000	1,803,150
Greenfield Redevelopment Agency, Tax Allocation Insured: BAM 4.00%, due 2/1/26	285,000	325,558
Livermore Valley Water Financing Authority, Revenue Bonds Series A 5.00%, due 7/1/47	3,945,000	4,624,881
Lodi CA, Public Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 9/1/31	1,330,000	1,634,996
Insured: AGM 5.00%, due 9/1/32	1,650,000	2,020,887

12	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Manteca Redevelopment Agency, Sub Amended Merged Project, Tax Allocation 2.20%, due 10/1/42 (b)	$5,280,000	$5,280,000
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,144,820
Mountain View, Shoreline Regional Park Community, Tax Allocation
Series A, Insured: AGM 5.00%, due 8/1/36	1,645,000	1,983,064
Series A, Insured: AGM 5.00%, due 8/1/48	6,000,000	7,060,980
Orange County Local Transportation Authority, Revenue Bonds 4.00%, due 2/15/38	10,000,000	10,963,800
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	1,100,000	1,101,441
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/24	70,000	76,133
Series C, Insured: AMBAC 5.50%, due 7/1/26	455,000	503,271
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A-1 5.00%, due 7/1/58	10,465,000	10,340,048
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/32	1,050,000	1,130,420
Riverside County Public Financing Authority, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/40	1,000,000	1,056,620
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	1,000,000	1,151,310
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,275,000	1,388,717

	Principal Amount	Value
General (continued)
San Diego County Regional Transportation Commission, Revenue Bonds Series A 5.00%, due 4/1/48	$8,000,000	$9,262,640
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation Series C 5.00%, due 8/1/36	1,250,000	1,447,225
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds Series K 5.00%, due 3/1/37	1,705,000	2,025,591
San Mateo County Joint Powers Financing Authority, Capital Projects, Revenue Bonds Series A 5.00%, due 7/15/43	3,000,000	3,569,910
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	834,830
Stockton Public Financing Authority, Water Revenue, Revenue Bonds
Series A, Insured: BAM 4.00%, due 10/1/37	2,500,000	2,669,900
Series A, Insured: BAM 5.00%, due 10/1/32	1,275,000	1,535,942
Series A, Insured: BAM 5.00%, due 10/1/34	1,500,000	1,792,245
Territory of Guam, Business Privilege Tax, Revenue Bonds Series B1 5.00%, due 1/1/27	1,500,000	1,577,970
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	1,867,090
Territory of Guam, Revenue Bonds Series A 5.125%, due 1/1/42	2,890,000	2,988,115
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/32	2,000,000	2,206,760
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/25	620,000	601,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds (continued)
Subseries A 6.00%, due 10/1/39	$800,000	$778,080
Series A 6.625%, due 10/1/29	300,000	294,780
Series A 6.75%, due 10/1/37	2,450,000	2,407,370
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,302,906

		110,594,917

General Obligation 5.9%
California State, Unlimited General Obligation
5.00%, due 4/1/28	2,930,000	3,686,438
5.00%, due 4/1/31	7,500,000	9,730,500
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	500,000	569,970
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 7/1/22	115,000	117,063
Insured: AMBAC 4.50%, due 7/1/23	565,000	565,356
Series A, Insured: AGC 5.00%, due 7/1/23	270,000	275,697
Series A-4, Insured: AGM 5.00%, due 7/1/31	410,000	417,253
Series A, Insured: AGM 5.00%, due 7/1/35	2,175,000	2,248,080
Series C, Insured: AGM 5.25%, due 7/1/26	445,000	466,382
Series A-4, Insured: AGM 5.25%, due 7/1/30	175,000	178,962
Series A, Insured: NATL-RE 5.50%, due 7/1/19	1,530,000	1,535,692
Series A, Insured: AGM 5.50%, due 7/1/27	620,000	654,174
Hartnell Community College District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	2,500,000	1,229,725
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation Series C 5.75%, due 11/1/34	650,000	758,095

	Principal Amount	Value
General Obligation (continued)
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation Series B 4.00%, due 8/1/38	$1,985,000	$2,157,675
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	500,000	526,795
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.25%, due 8/1/21	300,000	305,643
Puerto Rico Public Buildings Authority, Revenue Bonds
Insured: AGM 5.25%, due 7/1/20	475,000	486,566
Series F, Insured: AGC 5.25%, due 7/1/25	160,000	173,507
Santa Monica Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	1,250,000	1,348,113
Southwestern Community College District, Unlimited General Obligation Series A 4.00%, due 8/1/47	2,000,000	2,132,980
Tahoe Forest, California Hospital District, Unlimited General Obligation 5.00%, due 8/1/29	1,815,000	2,200,089
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	1,250,000	1,134,375
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,500,000	1,383,750

		34,282,880

Higher Education 6.6%
California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds Series A 4.00%, due 1/1/39	1,800,000	1,917,612

14	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Higher Education (continued)
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A 5.00%, due 4/1/23	$570,000	$639,751
Series A 5.00%, due 4/1/24	280,000	322,252
California Educational Facilities Authority, Loyola Marymount University, Revenue Bonds
Series B 5.00%, due 10/1/31	525,000	644,653
Series B 5.00%, due 10/1/35	640,000	773,530
California Educational Facilities Authority, Mount St. Mary’s University, Revenue Bonds Series A 5.00%, due 10/1/38	620,000	727,967
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/31	235,000	280,002
5.00%, due 10/1/33	225,000	265,804
5.00%, due 10/1/35	225,000	263,903
5.00%, due 10/1/36	285,000	332,834
5.00%, due 10/1/37	310,000	360,251
California Municipal Finance Authority, Pomona College, Revenue Bonds 4.00%, due 1/1/43	11,250,000	12,152,250
California State Municipal Finance Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/46 (c)	1,000,000	1,108,590
California State Municipal Finance Authority, National University, Revenue Bonds Series A 5.00%, due 4/1/31	1,000,000	1,219,680
California State Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds 5.00%, due 12/1/38	845,000	967,812
California State Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 4.00%, due 6/1/47	1,000,000	1,067,710
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,121,010

	Principal Amount	Value
Higher Education (continued)
Palomar Community College District, Election 2006, Unlimited General Obligation Series B (zero coupon), due 8/1/39	$2,000,000	$2,145,480
Rio Hondo Community College District, Election 2004, Unlimited General Obligation Series C (zero coupon), due 8/1/42	2,000,000	2,267,260
University of California, Revenue Bonds (b)
Series AL-1 2.07%, due 5/15/48	6,400,000	6,400,000
Series AL-3 2.07%, due 5/15/48	3,300,000	3,300,000

		38,278,351

Housing 4.4%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds 5.00%, due 5/1/29	800,000	935,408
California Municipal Finance Authority, Mobile Home Park Senior Caritas Projects, Revenue Bonds
Series A 4.00%, due 8/15/42	1,540,000	1,581,503
Series A 5.00%, due 8/15/29	805,000	932,544
Series A 5.00%, due 8/15/31	140,000	160,734
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/31	6,120,000	7,248,345
5.00%, due 5/15/32	5,000,000	5,889,600
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds Series A 4.00%, due 11/15/37	1,320,000	1,377,248
California Public Finance Authority, University Housing, Claremont Properties LLC, Project, Revenue Bonds Series A 5.00%, due 7/1/47 (c)	750,000	774,308
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds Series A 5.00%, due 6/1/46 (c)	1,000,000	1,089,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Housing (continued)
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45 (c)	$400,000	$424,652
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	1,025,000	1,150,142
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/47	3,500,000	3,965,185

		25,529,069

Medical 11.3%
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Revenue Bonds Series B 5.00%, due 8/15/35	2,000,000	2,361,260
California Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/47	1,000,000	1,138,570
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 5.00%, due 2/1/36	1,035,000	1,204,812
California Health Facilities Financing Authority, Stanford Health Care, Revenue Bonds
Series B-1 2.03%, due 11/15/45 (b)	3,900,000	3,900,000
Series A 5.00%, due 11/15/36	3,000,000	3,593,310
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	490,000	543,817
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 5.00%, due 6/15/37	1,000,000	1,132,600
California Public Finance Authority, Henry Mayo Newhall Hospital, Revenue Bonds 5.00%, due 10/15/47	1,000,000	1,102,240

	Principal Amount	Value
Medical (continued)
California Public Finance Authority, Sharp HealthCare, Revenue Bonds (b)
Series B 2.08%, due 8/1/52	$3,750,000	$3,750,000
Series C 2.08%, due 8/1/52	5,900,000	5,900,000
California State Educational Facilities Authority, Sutter Health, Revenue Bonds
Series A 5.00%, due 11/15/34	475,000	552,511
Series A 5.00%, due 11/15/37	5,175,000	6,127,200
Series A 5.00%, due 11/15/38	1,600,000	1,885,632
California State Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/42	500,000	571,260
California State Health Facilities Financing Authority, Dignity Health, Revenue Bonds Series D, Insured: NATL-RE 3.353%, due 7/1/21 (d)	1,200,000	1,200,000
California State Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 4.125%, due 2/1/47	750,000	792,855
California State Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A 5.00%, due 2/1/27	1,100,000	1,320,814
Series A 5.00%, due 2/1/37	1,000,000	1,135,690
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds Series A 5.00%, due 12/1/46 (c)	2,000,000	2,174,800
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds
4.25%, due 1/1/43	1,850,000	1,935,378
5.00%, due 1/1/38	1,500,000	1,701,780
5.00%, due 1/1/48	1,000,000	1,123,450
California Statewide Communities Development Authority, Revenue Bonds Series M 2.10%, due 4/1/38 (b)	7,900,000	7,900,000

16	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Medical (continued)
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds Series B-2 2.05%, due 5/15/32 (b)	$11,000,000	$11,000,000
Washington Township Health Care District, Revenue Bonds Series B 4.00%, due 7/1/36	1,380,000	1,438,277

		65,486,256

Mello-Roos 0.3%
City of Rocklin CA, Community Facilities District No. 10, Special Tax 5.00%, due 9/1/39	1,150,000	1,272,981
Rio Elementary School District Community Facilities District No. 1, Special Tax Insured: BAM 5.00%, due 9/1/35	500,000	577,250

		1,850,231

Multi-Family Housing 1.9%
California Statewide Communities Development Authority, Multifamily Housing, Bay Vista at Meadow Park Project, Revenue Bonds Series NN-1; Insured: FNMA 2.35%, due 11/15/37 (a)(b)	3,175,000	3,175,000
San Diego Housing Authority, Multifamily Housing, Studio 15 Housing, Revenue Bonds Series B 2.40%, due 10/1/39 (a)(b)	2,900,000	2,900,000
San Francisco City & County Multifamily Housing, 1601 Mariposa Apartments, Revenue Bonds Series B-2 2.25%, due 7/1/57 (b)	5,000,000	5,000,000

		11,075,000

Nursing Homes 0.5%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	529,490
California Municipal Finance Authority, Asian Community Center, Revenue Bonds Insured: California Mortgage Insurance 5.00%, due 4/1/48	1,545,000	1,776,456

	Principal Amount	Value
Nursing Homes (continued)
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds Insured: California Mortgage Insurance 5.375%, due 11/15/44	$535,000	$611,168

		2,917,114

Power 2.2%
California Riverside Electric, Revenue Bonds Series A 5.00%, due 10/1/31	750,000	948,788
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/34	1,000,000	1,060,140
Series A 5.00%, due 10/1/40	1,000,000	1,104,180
Los Angeles Department of Water & Power, Revenue Bonds (b)
Subseries A-7 2.05%, due 7/1/35	175,000	175,000
Subseries A-6 2.08%, due 7/1/35	5,900,000	5,900,000
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: AGM 4.20%, due 7/1/19	240,000	240,228
Series UU, Insured: AGC 4.25%, due 7/1/27	460,000	460,041
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	647,904
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	229,941
Southern California State Public Power Authority, Magnolia Power Project, Revenue Bonds Series A-1 2.05%, due 7/1/36 (b)	2,000,000	2,000,000

		12,766,222

School District 15.2%
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	930,996
Banning CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/46	500,000	531,170
Beaumont CA Unified School District, Election 2008, Unlimited General Obligation Series D, Insured: BAM 5.25%, due 8/1/44	1,000,000	1,191,180

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Cabrillo Unified School District, Election 2018, Unlimited General Obligation Series A 5.00%, due 8/1/45	$4,245,000	$4,899,876
Campbell Union High School District, Election 2016, Unlimited General Obligation Series B 4.00%, due 8/1/38	2,500,000	2,681,975
Central Union High School District, Election 2016, Unlimited General Obligation 5.25%, due 8/1/46	2,000,000	2,331,320
Ceres Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/37	500,000	255,500
Chowchilla Elementary School District, Unlimited General Obligation 5.00%, due 8/1/43	960,000	1,106,515
Cuyama Joint Unified School District, Unlimited General Obligation Series B, Insured: MAC 5.25%, due 8/1/48	500,000	581,810
Denair Unified School District, Election 2007, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/41	4,260,000	1,805,175
El Rancho Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/46	2,745,000	3,289,443
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,495,753
Fresno Unified School District, Election 2010, Unlimited General Obligation Series F 4.00%, due 8/1/32	1,475,000	1,625,465
Huntington Beach School District, Unlimited General Obligation
Series B 4.00%, due 8/1/44	1,525,000	1,636,462
Series B 4.00%, due 8/1/48	1,500,000	1,604,640
Inglewood Unified School District, Election 2012, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 8/1/24	180,000	207,076
Series B, Insured: BAM 5.00%, due 8/1/25	250,000	293,400

	Principal Amount	Value
School District (continued)
Inglewood Unified School District, Election 2012, Unlimited General Obligation (continued)
Series B, Insured: BAM 5.00%, due 8/1/35	$800,000	$920,256
Jurupa Unified School District, Unlimited General Obligation
Series C 4.00%, due 8/1/43	1,675,000	1,792,300
Series B 5.00%, due 8/1/33	1,555,000	1,888,516
Series B 5.00%, due 8/1/37	1,000,000	1,191,530
Series C 5.25%, due 8/1/43	1,000,000	1,218,250
Kerman CA Unified School District, Election 2016, Unlimited General Obligation Insured: BAM 5.25%, due 8/1/46	1,755,000	2,090,152
Lemoore Union High School District, Election 2016, Unlimited General Obligation Series A 5.50%, due 8/1/42	560,000	684,936
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 4.00%, due 8/1/47	3,000,000	3,186,630
Local Public Schools Funding Authority, School Improvement District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 4.00%, due 8/1/42	750,000	798,750
Long Beach Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/32	3,985,000	4,789,372
Series A 5.00%, due 8/1/33	2,825,000	3,373,445
Marysville Joint Unified School District, Unlimited General Obligation
Insured: AGM (zero coupon), due 8/1/35	1,500,000	817,860
Insured: AGM (zero coupon), due 8/1/36	2,000,000	1,037,420
Insured: AGM (zero coupon), due 8/1/37	2,000,000	985,820
Moreno Valley Unified School District, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 8/1/47	3,250,000	3,875,462

18	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Needles Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45	$1,250,000	$1,011,238
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	557,700
Oceanside Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,000	3,679
Paramount Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/46	1,500,000	1,799,970
Pittsburg Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/47	3,500,000	756,315
Series C (zero coupon), due 8/1/52	5,000,000	775,750
Redwood City School District, Election 2015, Unlimited General Obligation 5.25%, due 8/1/44	2,000,000	2,455,620
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	763,088
San Diego Unified School District, Election 2012, Unlimited General Obligation Series I 4.00%, due 7/1/34	1,000,000	1,113,390
San Leandro CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/42	1,000,000	1,198,790
San Leandro Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 8/1/35	500,000	603,920
Series B, Insured: BAM 5.00%, due 8/1/36	1,955,000	2,349,617
San Ysidro School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/47	3,000,000	754,350

	Principal Amount	Value
School District (continued)
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36	$1,000,000	$1,201,170
Series B 5.00%, due 8/1/38	1,000,000	1,126,790
Santee CA, School District, Unlimited General Obligation 5.00%, due 8/1/48	2,205,000	2,591,118
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,425,168
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/44	1,000,000	1,168,530
Tender Option Bond Trust Receipts, Revenue Bonds Series 2018-XF0704 2.65%, due 8/1/47 (b)(c)	4,000,000	4,000,000
Vacaville Unified School District, Unlimited General Obligation
Series C 4.00%, due 8/1/31	490,000	546,492
Series C 4.00%, due 8/1/32	555,000	612,781
Series C 4.00%, due 8/1/33	625,000	684,263
Series C 5.00%, due 8/1/39	500,000	580,820
Series C 5.00%, due 8/1/40	1,225,000	1,417,791
Series C 5.00%, due 8/1/41	1,350,000	1,558,548
Series C 5.00%, due 8/1/42	1,000,000	1,152,550
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	831,050

		88,158,953

Tobacco Settlement 2.0%
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds
Series B (zero coupon), due 6/1/46	10,000,000	1,951,800
Series A 5.00%, due 6/1/47	1,275,000	1,274,949
5.70%, due 6/1/46	1,000,000	1,000,410

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tobacco Settlement (continued)
California County Tobacco Securitization Agency, Revenue Bonds
5.125%, due 6/1/38	$550,000	$551,452
Series A 5.125%, due 6/1/38	1,290,000	1,289,948
5.25%, due 6/1/46	1,165,000	1,140,687
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	20,000,000	920,800
Children’s Trust Fund, Asset-Backed, Revenue Bonds Series A (zero coupon), due 5/15/50	1,500,000	203,550
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds 5.625%, due 6/1/47	1,025,000	969,086
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.375%, due 6/1/38	820,000	824,067
Series A-1 5.50%, due 6/1/45	1,585,000	1,592,941

		11,719,690

Transportation 4.8%
Alameda Corridor Transportation Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,134,080
City of Long Beach Harbor, Revenue Bonds Series A 5.00%, due 5/15/22 (a)	4,500,000	4,931,640
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	588,090
Peninsula Corridor Joint Powers Board, Revenue Bonds
Series A 5.00%, due 10/1/32	500,000	624,820
Series A 5.00%, due 10/1/33	500,000	620,955
Series A 5.00%, due 10/1/34	500,000	618,220
Series A 5.00%, due 10/1/35	350,000	430,545
Series A 5.00%, due 10/1/44	4,035,000	4,649,087

	Principal Amount	Value
Transportation (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series N, Insured: AMBAC (zero coupon), due 7/1/20	$405,000	$385,961
Insured: AGC 4.125%, due 7/1/19	120,000	120,139
Series D, Insured: AGM 5.00%, due 7/1/32	1,205,000	1,221,231
Series G, Insured: AGC 5.00%, due 7/1/42	40,000	40,139
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	690,874
Insured: AMBAC 5.50%, due 7/1/26	460,000	508,801
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,691,850
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	4,000,000	4,438,880
Series B 5.25%, due 1/15/49	500,000	553,830
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	3,500,000	3,904,460
Senior Lien-Series A 5.00%, due 1/15/50	500,000	553,205

		27,706,807

Utilities 2.1%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,095,750
Guam Government, Waterworks Authority, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,190,145
5.50%, due 7/1/43	1,415,000	1,535,204
Imperial Irrigation District Electric, Revenue Bonds
Series C 5.00%, due 11/1/37	1,000,000	1,160,090
Series B-2 5.00%, due 11/1/41	5,475,000	6,353,464
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,057,790

		12,392,443

20	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Water 9.7%
City of Clovis, California, Sewer Revenue Bonds
Insured: AGM 5.25%, due 8/1/29	$500,000	$597,660
City of Oxnard Wastewater, Revenue Bonds
Insured: BAM 4.00%, due 6/1/32	1,920,000	2,087,943
Insured: BAM 4.00%, due 6/1/34	2,080,000	2,243,363
Insured: BAM 5.00%, due 6/1/30	1,340,000	1,649,232
City of Oxnard Water Revenue, Revenue Bonds
Insured: BAM 5.00%, due 6/1/35	1,125,000	1,349,741
Colton Utility Authority, Revenue Bonds Insured: AGM 4.00%, due 3/1/47	2,500,000	2,661,675
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds
Series A 2.06%, due 7/1/46 (b)	8,555,000	8,555,000
Series A 5.00%, due 7/1/45	2,850,000	3,311,472
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	5,290,000	5,778,426
Irvine Ranch Water District, Improvement District Construction, Special Assessment Series B 2.05%, due 10/1/41 (b)	1,700,000	1,700,000
Los Angeles County Sanitation Districts Financing Authority, Green Bonds, Revenue Bonds Series A 4.00%, due 10/1/33	1,000,000	1,095,570
Metropolitan Water District of Southern California, Revenue Bonds
Series A 2.05%, due 7/1/47 (b)	800,000	800,000
Series A-2 2.07%, due 7/1/37 (b)	5,300,000	5,300,000
5.00%, due 1/1/35	4,000,000	4,910,800
Moulton-Niguel Water District, Revenue Bonds 5.00%, due 9/1/39	3,685,000	4,510,108
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,131,570

	Principal Amount	Value
Water (continued)
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	$100,000	$101,854
Series A 5.00%, due 7/1/33	1,205,000	1,188,431
Series A 5.50%, due 7/1/28	1,500,000	1,507,500
Series A 6.00%, due 7/1/44	1,000,000	1,003,750
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds 4.00%, due 8/1/36	2,025,000	2,212,637
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	571,985
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	1,000,000	1,181,220
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	579,105
West Sacramento CA, Financing Authority, Water Capital Projects, Revenue Bonds Insured: BAM 4.00%, due 10/1/39	300,000	324,510

		56,353,552

Total Municipal Bonds (Cost $555,836,020)	98.5%	571,567,835
Other Assets, Less Liabilities	1.5	8,943,827
Net Assets	100.0%	$580,511,662

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Interest on these securities is subject to alternative minimum tax.

(b)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

As of April 30, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(120)	June 2019	$(14,679,345)	$(14,840,625)	$(161,280)

1.	As of April 30, 2019, cash in the amount of $138,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2019.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds	$—	$571,567,835	$—	$571,567,835

Total Investments in Securities	$—	$571,567,835	$—	$571,567,835

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(161,280)	$—	$—	$(161,280)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $555,836,020)	$571,567,835
Cash	2,945,904
Cash collateral on deposit at broker for futures contracts	138,000
Receivables:
Interest	5,573,816
Fund shares sold	5,167,805
Investment securities sold	1,306,875
Other assets	10,571

Total assets	586,710,806

Liabilities
Payables:
Investment securities purchased	4,871,941
Fund shares redeemed	502,461
Manager (See Note 3)	203,316
NYLIFE Distributors (See Note 3)	56,828
Professional fees	35,242
Variation margin on futures contracts	28,123
Transfer agent (See Note 3)	18,448
Shareholder communication	18,020
Custodian	1,695
Accrued expenses	88
Dividend payable	462,982

Total liabilities	6,199,144

Net assets	$580,511,662

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,434
Additional paid-in capital	574,336,726

574,392,160
Total distributable earnings (loss)	6,119,502

Net assets	$580,511,662

Class A
Net assets applicable to outstanding shares	$204,530,014

Shares of beneficial interest outstanding	19,530,960

Net asset value per share outstanding	$10.47
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.96

Investor Class
Net assets applicable to outstanding shares	$446,327

Shares of beneficial interest outstanding	42,616

Net asset value per share outstanding	$10.47
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.96

Class C
Net assets applicable to outstanding shares	$40,693,735

Shares of beneficial interest outstanding	3,885,438

Net asset value and offering price per share outstanding	$10.47

Class I
Net assets applicable to outstanding shares	$334,841,586

Shares of beneficial interest outstanding	31,974,845

Net asset value and offering price per share outstanding	$10.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$8,592,753

Expenses
Manager (See Note 3)	1,217,700
Distribution/Service—Class A (See Note 3)	210,617
Distribution/Service—Investor Class (See Note 3)	477
Distribution/Service—Class C (See Note 3)	86,014
Transfer agent (See Note 3)	64,741
Professional fees	41,899
Shareholder communication	14,620
Custodian	11,117
Trustees	5,120
Registration	4,678
Miscellaneous	9,561

Total expenses before waiver/reimbursement	1,666,544
Expense waiver/reimbursement from Manager (See Note 3)	(148,053)

Net expenses	1,518,491

Net investment income (loss)	7,074,262

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(969,548)
Futures transactions	(714,578)

Net realized gain (loss) on investments and futures transactions	(1,684,126)

Net change in unrealized appreciation (depreciation) on:
Investments	19,973,728
Futures contracts	(1,068,966)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	18,904,762

Net realized and unrealized gain (loss) on investments and futures transactions	17,220,636

Net increase (decrease) in net assets resulting from operations	$24,294,898

24	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,074,262	$10,207,700
Net realized gain (loss) on investments and futures contracts	(1,684,126)	(58,089)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	18,904,762	(6,363,370)

Net increase (decrease) in net assets resulting from operations	24,294,898	3,786,241

Distributions to shareholders:
Class A	(2,341,072)	(3,491,934)
Investor Class	(5,281)	(9,596)
Class C	(430,698)	(777,927)
Class I	(4,297,211)	(5,928,243)

Total distributions to shareholders	(7,074,262)	(10,207,700)

Capital share transactions:
Net proceeds from sale of shares	217,947,845	212,517,411
Net asset value of shares issued to shareholders in reinvestment of dividends	4,601,149	6,112,468
Cost of shares redeemed	(62,938,406)	(91,533,247)

Increase (decrease) in net assets derived from capital share transactions	159,610,588	127,096,632

Net increase (decrease) in net assets	176,831,224	120,675,173

Net Assets
Beginning of period	403,680,438	283,005,265

End of period	$580,511,662	$403,680,438

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.12		$10.29	$10.48	$10.11	$10.04	$9.16

Net investment income (loss)	0.14		0.31	0.32	0.33	0.36	0.38

Net realized and unrealized gain (loss) on investments	0.35		(0.17)	(0.19)	0.37	0.07	0.87

Total from investment operations	0.49		0.14	0.13	0.70	0.43	1.25

Less dividends:

From net investment income	(0.14)		(0.31)	(0.32)	(0.33)	(0.36)	(0.37)

Net asset value at end of period	$10.47		$10.12	$10.29	$10.48	$10.11	$10.04

Total investment return (a)	4.89%		1.39%	1.36%	6.98%	4.38%	13.93%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.78	%††	3.04%	3.17%	3.01%	3.61%	3.94%

Net expenses	0.75	%††	0.75%	0.75%	0.75%	0.75%	0.75%

Expenses (before waiver/reimbursement)	0.81	%††	0.82%	0.82%	0.83%	0.84%	0.87%

Portfolio turnover rate	26%		32%	83%	27%	50%	69%

Net assets at end of period (in 000’s)	$204,530		$145,668	$107,278	$146,843	$47,447	$3,058

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,

Investor Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.12		$10.29	$10.49	$10.11	$10.04	$9.15

Net investment income (loss)	0.14		0.31	0.32	0.33	0.36	0.36

Net realized and unrealized gain (loss) on investments	0.35		(0.17)	(0.20)	0.38	0.07	0.89

Total from investment operations	0.49		0.14	0.12	0.71	0.43	1.25

Less dividends:

From net investment income	(0.14)		(0.31)	(0.32)	(0.33)	(0.36)	(0.36)

Net asset value at end of period	$10.47		$10.12	$10.29	$10.49	$10.11	$10.04

Total investment return (a)	4.88%		1.36%	1.23%	7.04%	4.32%	13.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.77	%††	3.03%	3.15%	3.04%	3.56%	3.67%

Net expenses	0.78	%††	0.78%	0.79%	0.79%	0.83%	0.91%

Expenses (before waiver/reimbursement)	0.84	%††	0.85%	0.86%	0.87%	0.92%	1.03%

Portfolio turnover rate	26%		32%	83%	27%	50%	69%

Net assets at end of period (in 000’s)	$446		$343	$285	$369	$192	$90

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

26	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.12		$10.29	$10.48	$10.11	$10.04	$9.16

Net investment income (loss)	0.13		0.28	0.30	0.30	0.33	0.33

Net realized and unrealized gain (loss) on investments	0.35		(0.17)	(0.19)	0.37	0.07	0.88

Total from investment operations	0.48		0.11	0.11	0.67	0.40	1.21

Less dividends:

From net investment income	(0.13)		(0.28)	(0.30)	(0.30)	(0.33)	(0.33)

Net asset value at end of period	$10.47		$10.12	$10.29	$10.48	$10.11	$10.04

Total investment return (a)	4.75%		1.11%	1.07%	6.67%	4.04%	13.39%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.50	%††	2.76%	2.89%	2.75%	3.28%	3.03%

Net expenses	1.03	%††	1.03%	1.04%	1.04%	1.08%	1.17%

Expenses (before waiver/reimbursement)	1.09	%††	1.10%	1.11%	1.12%	1.17%	1.29%

Portfolio turnover rate	26%		32%	83%	27%	50%	69%

Net assets at end of period (in 000’s)	$40,694		$29,450	$26,623	$26,156	$10,053	$807

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,

Class I	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.12		$10.29	$10.48	$10.11	$10.04	$9.16

Net investment income (loss)	0.15		0.34	0.35	0.36	0.39	0.40

Net realized and unrealized gain (loss) on investments	0.35		(0.17)	(0.19)	0.37	0.07	0.88

Total from investment operations	0.50		0.17	0.16	0.73	0.46	1.28

Less dividends:

From net investment income	(0.15)		(0.34)	(0.35)	(0.36)	(0.39)	(0.40)

Net asset value at end of period	$10.47		$10.12	$10.29	$10.48	$10.11	$10.04

Total investment return (a)	5.02%		1.65%	1.62%	7.25%	4.66%	14.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.03	%††	3.29%	3.42%	3.28%	3.85%	4.08%

Net expenses	0.50	%††	0.50%	0.50%	0.50%	0.50%	0.50%

Expenses (before waiver/reimbursement)	0.56	%††	0.57%	0.57%	0.58%	0.59%	0.62%

Portfolio turnover rate	26%		32%	83%	27%	50%	69%

Net assets at end of period (in 000’s)	$334,842		$228,220	$148,819	$154,379	$57,110	$85,155

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of February 28, 2013. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

28	MainStay MacKay California Tax Free Opportunities Fund

inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities

29

Notes to Financial Statements (Unaudited) (continued)

valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are

30	MainStay MacKay California Tax Free Opportunities Fund

conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2019, 83.9% of the Puerto Rico municipal securities held by the Fund were insured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2019:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(161,280)	$(161,280)

Total Fair Value		$(161,280)	$(161,280)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(714,578)	$(714,578)

Total Realized Gain (Loss)		$(714,578)	$(714,578)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,068,966)	$(1,068,966)

Total Change in Unrealized Appreciation (Depreciation)		$(1,068,966)	$(1,068,966)

31

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(22,330,677)	$(22,330,677)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $1,217,700 and waived its fees and/or reimbursed expenses in the amount of $148,053.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $3,975 and $657, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $43,984 and $3,275, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period

32	MainStay MacKay California Tax Free Opportunities Fund

ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$20,825
Investor Class	97
Class C	8,717
Class I	35,102

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$555,836,020	$17,079,593	$(1,347,778)	$15,731,815

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $6,879,834 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$6,880	$—

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$142,220
Exempt Interest Dividends	10,065,480
Total	$10,207,700

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $282,655 and $128,064, respectively.

33

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	6,741,227	$69,284,681
Shares issued to shareholders in reinvestment of dividends and distributions	178,903	1,845,963
Shares redeemed	(1,789,267)	(18,326,626)

Net increase (decrease) in shares outstanding before conversion	5,130,863	52,804,018
Shares converted into Class A (See Note 1)	9,937	102,591
Shares converted from Class A (See Note 1)	(4,004)	(41,771)

Net increase (decrease)	5,136,796	$52,864,838

Year ended October 31, 2018:
Shares sold	6,924,260	$71,025,917
Shares issued to shareholders in reinvestment of dividends and distributions	248,496	2,547,526
Shares redeemed	(3,213,746)	(33,019,456)

Net increase (decrease) in shares outstanding before conversion	3,959,010	40,553,987
Shares converted into Class A (See Note 1)	13,779	141,468
Shares converted from Class A (See Note 1)	(5,525)	(56,459)

Net increase (decrease)	3,967,264	$40,638,996

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	17,635	$181,220
Shares issued to shareholders in reinvestment of dividends and distributions	501	5,164
Shares redeemed	(5,387)	(55,166)

Net increase (decrease) in shares outstanding before conversion	12,749	131,218
Shares converted into Investor Class (See Note 1)	4,292	44,740
Shares converted from Investor Class (See Note 1)	(8,305)	(85,749)

Net increase (decrease)	8,736	$90,209

Year ended October 31, 2018:
Shares sold	20,872	$213,794
Shares issued to shareholders in reinvestment of dividends and distributions	915	9,378
Shares redeemed	(7,393)	(75,806)

Net increase (decrease) in shares outstanding before conversion	14,394	147,366
Shares converted into Investor Class (See Note 1)	5,523	56,459
Shares converted from Investor Class (See Note 1)	(13,779)	(141,468)

Net increase (decrease)	6,138	$62,357

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,162,858	$11,963,629
Shares issued to shareholders in reinvestment of dividends and distributions	32,235	332,597
Shares redeemed	(217,472)	(2,236,599)

Net increase (decrease) in shares outstanding before conversion	977,621	10,059,627
Shares converted from Class C (See Note 1)	(1,920)	(19,811)

Net increase (decrease)	975,701	$10,039,816

Year ended October 31, 2018:
Shares sold	920,484	$9,447,565
Shares issued to shareholders in reinvestment of dividends and distributions	57,835	593,049
Shares redeemed	(655,936)	(6,717,053)

Net increase (decrease)	322,383	$3,323,561

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	13,312,305	$136,518,315
Shares issued to shareholders in reinvestment of dividends and distributions	234,234	2,417,425
Shares redeemed	(4,122,643)	(42,320,015)

Net increase (decrease)	9,423,896	$96,615,725

Year ended October 31, 2018:
Shares sold	12,845,666	$131,830,135
Shares issued to shareholders in reinvestment of dividends and distributions	288,962	2,962,515
Shares redeemed	(5,048,345)	(51,720,932)

Net increase (decrease)	8,086,283	$83,071,718

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay MacKay California Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of

New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also

36	MainStay MacKay California Tax Free Opportunities Fund

considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The

Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

38	MainStay MacKay California Tax Free Opportunities Fund

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

40	MainStay MacKay California Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1738062 MS065-19	MSCTF10-06/19 (NYLIM) NL237

MainStay MacKay Emerging Markets Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	4.62 10.71%	–13.92 –8.91%	1.66 2.82%	0.82 1.87%	1.79 1.79%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	4.51 10.60	–14.18 –9.19	1.38 2.53	0.56 1.61	2.00 2.00
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2013	9.17 10.17	–10.67 –9.82	1.80 1.80	0.88 0.88	2.74 2.74
Class I Shares	No Sales Charge		11/15/2013	10.95	–8.65	3.08	2.13	1.54
Class R6 Shares	No Sales Charge		2/28/2018	10.93	–8.58	N/A	–10.50	1.41

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

MSCI Emerging Markets Index[3]	13.76%	–5.04%	4.04%	3.66%
Morningstar Diversified Emerging Markets Category Average[4]	13.16	–5.91	2.88	2.57

3.

The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,107.10	$7.84	$1,017.36	$7.50	1.50%

Investor Class Shares	$1,000.00	$1,106.00	$9.03	$1,016.22	$8.65	1.73%

Class C Shares	$1,000.00	$1,101.70	$12.87	$1,012.55	$12.33	2.47%

Class I Shares	$1,000.00	$1,109.50	$6.01	$1,019.09	$5.76	1.15%

Class R6 Shares	$1,000.00	$1,109.30	$6.01	$1,019.09	$5.76	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2019 (Unaudited)

China	33.5%

Republic of Korea	13.7

Taiwan	12.4

Brazil	8.2

India	6.9

South Africa	6.1

Russia	4.5

United States	3.4

Mexico	2.6

Thailand	2.6

Indonesia	1.1

Malaysia	1.1

Turkey	0.8%

Poland	0.7

Philippines	0.6

Greece	0.5

Hungary	0.5

Romania	0.4

Chile	0.2

Colombia	0.1

Egypt	0.1

Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Tencent Holdings, Ltd.

2.	Alibaba Group Holding, Ltd., Sponsored ADR

3.	Samsung Electronics Co., Ltd.

4.	Taiwan Semiconductor Manufacturing Co., Ltd.

5.	Naspers, Ltd., Class N
6.	China Construction Bank Corp., Class H

7.	Ping An Insurance Group Co. of China, Ltd., Class H

  8. iShares MSCI Emerging Markets ETF

9.	China Mobile, Ltd.

10.	Industrial & Commercial Bank of China, Ltd., Class H

8	MainStay MacKay Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Emerging Markets Equity Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Emerging Markets Equity Fund returned 10.95%, underperforming the 13.76% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index. Over the same period, Class I shares also underperformed the 13.16% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the MSCI Emerging Markets Index during the reporting period primarily due to the underperformance of the key factors that comprise the Fund’s stock selection model. The model includes valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis; momentum signals, which evaluate historical price trends; and sentiment signals, which evaluate stocks using a blend of earnings measures. All three signals failed to add value during a time in which emerging-market equities were largely driven by unpredictable macroeconomic and geopolitical forces. Bottom-up stock selection lost efficacy as investors paid less attention to underlying company fundamentals.

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund. Effective December 18, 2018, Rui Tang was added as a portfolio manager of the Fund. Ping Wang continues to manage the Fund. For more information about this change refer to the supplement dated December 18, 2018.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors making the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index included real estate, consumer discretionary and health care. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance included the financials, materials and energy sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included China’s largest interactive content and services provider Tencent, China’s leading internet retailer Alibaba, and South African internet and media group Naspers. The stocks that detracted most from the Fund’s absolute performance included Brazilian steel producer Vale, Indian energy and engineering company Reliance Infrastructure, and Chinese mobile social and entertainment platform Momo.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund’s largest initial purchase was in multinational bottling and beverage company Fomento Economico Mexicano, while its largest increased position was in Tencent Holdings, mentioned in the previous response. During the same period, the Fund sold its entire position in South African chemicals and energy company Sasol, while the largest decreased position size was in South Korean semiconductor maker SK Hynix.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the MSCI Emerging Markets Index were in the financials and communications services sectors. Conversely, the Fund’s largest decreases in sector exposures relative to the Index were in the information technology and industrials sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund’s most substantially overweight positions relative to the MSCI Emerging Markets Index were in the materials and energy sectors. The Fund’s most underweight positions relative to the Index were in the consumer staples and communication services sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 92.8%†
Brazil 5.9%
B3 S.A.—Brasil Bolsa Balcao (Capital Markets)	25,900	$227,553
Banco do Brasil S.A. (Banks)	33,700	426,976
Banco Santander Brasil S.A. (Banks)	28,400	326,001
Camil Alimentos S.A. (Food Products)	24,400	42,937
Centrais Eletricas Brasileiras S.A. (Electric Utilities)	28,200	235,174
Cia Energetica de Minas Gerais (Electric Utilities)	18,500	83,368
Cia Siderurgica Nacional S.A. (Metals & Mining) (a)	99,700	369,702
Construtora Tenda S.A. (Household Durables)	53,200	243,810
Cosan S.A. (Oil, Gas & Consumable Fuels)	1,400	16,735
IRB Brasil Resseguros S.A. (Insurance)	12,900	308,921
JBS S.A. (Food Products)	66,900	337,307
MRV Engenharia e Participacoes S.A. (Household Durables)	37,100	137,288
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	2,700	20,630
Porto Seguro S.A. (Insurance)	10,900	150,445
Qualicorp Consultoria e Corretora de Seguros S.A. (Health Care Providers & Services)	62,000	271,964
SLC Agricola S.A. (Food Products) (a)	24,000	251,562
Sul America S.A. (Insurance)	34,600	275,310
Tupy S.A. (Auto Components)	29,700	132,552
Vale S.A. (Metals & Mining)	75,436	963,848
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (Commercial Services & Supplies)	20,900	94,610
Wiz Solucoes e Corretagem de Seguros S.A. (Insurance)	41,700	87,099

		5,003,792

Chile 0.2%
Cia Cervecerias Unidas S.A. (Beverages)	10,904	150,689

China 33.5%
Agricultural Bank of China, Ltd., Class H (Banks)	1,169,000	539,438
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	20,896	3,877,671
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	75,000	457,469
Autohome, Inc., ADR (Interactive Media & Services) (a)	2,500	288,725
BAIC Motor Corp., Ltd., Class H (Automobiles) (b)	491,500	344,591
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	3,023	502,513
Bank of China, Ltd., Class H (Banks)	1,964,000	936,335
Bank of Communications Co., Ltd., Class H (Banks)	415,000	349,677
Beijing Enterprises Holdings, Ltd. (Gas Utilities)	70,500	375,201

	Shares	Value
China (continued)
China Communications Services Corp., Ltd., Class H (Construction & Engineering)	398,000	$320,640
China Construction Bank Corp., Class H (Banks)	1,869,000	1,651,052
China Evergrande Group (Real Estate Management & Development) (c)	134,000	429,597
China Hongqiao Group, Ltd. (Metals & Mining)	95,500	78,642
China Merchants Bank Co., Ltd., Class A (Banks)	1,800	9,205
China Mobile, Ltd. (Wireless Telecommunication Services)	130,500	1,243,483
China Pacific Insurance Group Co., Ltd., Class H (Insurance)	67,200	275,403
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	832,000	639,527
China Telecom Corp., Ltd., Class H (Diversified Telecommunication Services)	860,000	445,085
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	39,400	152,431
Chongqing Rural Commercial Bank Co., Ltd., Class H (Banks)	110,000	64,221
CITIC Securities Co., Ltd., Class H (Capital Markets)	186,500	403,202
CITIC, Ltd. (Industrial Conglomerates)	318,000	462,926
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	456,000	824,250
COSCO SHIPPING Ports, Ltd. (Transportation Infrastructure)	250,000	249,210
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	124,000	199,796
Ctrip.com International, Ltd., ADR (Internet & Direct Marketing Retail) (a)	4,500	198,225
Dongfeng Motor Group Co., Ltd., Class H (Automobiles)	344,000	333,704
Great Wall Motor Co., Ltd., Class H (Automobiles)	20,000	16,240
Guangzhou R&F Properties Co., Ltd., Class H (Real Estate Management & Development)	30,800	61,170
Haitong Securities Co., Ltd., Class H (Capital Markets)	237,200	305,389
Hengan International Group Co., Ltd. (Personal Products)	39,000	343,775
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	1,532,000	1,150,250
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	12,546	379,767
Jumei International Holding, Ltd., ADR (Internet & Direct Marketing Retail) (a)	32,100	78,003
Kunlun Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	348,000	367,306
Lenovo Group, Ltd. (Technology Hardware, Storage & Peripherals)	24,000	22,241
Logan Property Holdings Co., Ltd. (Real Estate Management & Development)	78,000	124,286

10	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Longfor Group Holdings, Ltd. (Real Estate Management & Development)	116,000	$427,340
Luye Pharma Group, Ltd. (Pharmaceuticals) (b)(c)	393,500	356,140
Momo, Inc., Sponsored ADR (Interactive Media & Services)	7,900	277,053
NetEase, Inc., ADR (Entertainment)	1,800	512,154
PetroChina Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	432,000	274,240
PICC Property & Casualty Co., Ltd., Class H (Insurance)	402,000	451,461
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	109,000	1,312,341
PPDAI Group, Inc., ADR (Consumer Finance) (c)	8,700	45,414
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	24,500	74,642
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	1,339,000	360,148
Sinopec Engineering Group Co., Ltd., Class H (Construction & Engineering)	300,000	289,873
Sinotruk Hong Kong, Ltd. (Machinery) (c)	161,000	348,483
Sunac China Holdings, Ltd. (Real Estate Management & Development)	61,000	314,533
Tencent Holdings, Ltd. (Interactive Media & Services)	91,400	4,520,600
Weichai Power Co., Ltd., Class H (Machinery)	31,000	50,660
Xtep International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	41,000	23,362

		28,139,090

Egypt 0.1%
Telecom Egypt Co. (Diversified Telecommunication Services)	86,575	71,095

Greece 0.5%
FF Group (Textiles, Apparel & Luxury Goods) (a)(d)(e)	10,300	55,452
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	14,241	363,219

		418,671

Hungary 0.5%
OTP Bank Nyrt. (Banks)	9,692	429,540

India 6.9%
Aurobindo Pharma, Ltd. (Pharmaceuticals)	22,282	261,651
Axis Bank, Ltd. (Banks) (a)	11,265	123,900
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	11,914	65,108
Coal India, Ltd. (Oil, Gas & Consumable Fuels)	19,086	69,288

	Shares	Value
India (continued)
DCM Shriram, Ltd. (Chemicals)	11,669	$73,382
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	75,565	144,277
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	9,793	245,692
Dr. Reddy’s Laboratories, Ltd. (Pharmaceuticals)	6,726	283,705
GAIL India, Ltd. (Gas Utilities)	12,428	63,414
Graphite India, Ltd. (Electrical Equipment)	4,285	23,688
HCL Technologies, Ltd. (IT Services)	21,141	358,663
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	9,609	40,278
Hindustan Unilever, Ltd. (Household Products)	6,530	164,588
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	17,366	498,244
ICICI Bank, Ltd. (Banks)	3,582	20,896
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	9,549	94,895
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	27,173	61,922
Infosys, Ltd. (IT Services)	33,399	359,590
ITC, Ltd. (Tobacco)	54,096	234,494
Larsen & Toubro, Ltd. (Construction & Engineering)	4,078	79,005
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	108,084	263,086
Power Grid Corp. of India, Ltd. (Electric Utilities)	28,369	76,048
Rain Industries, Ltd. (Chemicals)	94,753	156,256
REC, Ltd. (Diversified Financial Services)	103,521	219,607
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	32,822	657,089
State Bank of India (Banks) (a)	28,077	125,684
Tata Consultancy Services, Ltd. (IT Services)	7,810	253,348
Tata Steel, Ltd. (Metals & Mining)	32,901	264,637
Tech Mahindra, Ltd. (IT Services)	15,884	190,895
Vedanta, Ltd. (Metals & Mining)	103,927	250,054
Wipro, Ltd. (IT Services)	23,777	102,060

		5,825,444

Indonesia 1.1%
PT Bank Negara Indonesia Persero Tbk (Banks)	243,700	164,177
PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,949,000	597,693
PT Indofood Sukses Makmur Tbk (Food Products)	376,000	183,383

		945,253

Malaysia 1.1%
AMMB Holdings BHD (Banks)	336,000	363,266
Bernaz Auto BHD (Specialty Retail)	299,600	173,912
IOI Properties Group BHD (Real Estate Management & Development)	291,000	96,425
PPB Group BHD (Food Products)	15,100	68,515
VS Industry BHD (Electronic Equipment, Instruments & Components)	892,900	246,198

		948,316

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Mexico 2.6%
Aleatica, S.A.B. de C.V. (Transportation Infrastructure)	37,800	$41,872
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	88,400	65,608
Banco Santander Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Santander (Banks)	231,600	388,856
Credito Real S.A.B. de C.V. (Consumer Finance)	22,000	25,414
Fibra Uno Administracion S.A. de C.V. (Equity Real Estate Investment Trusts)	285,600	423,329
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	65,100	636,243
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	92,400	585,464

		2,166,786

Philippines 0.6%
Alliance Global Group, Inc. (Industrial Conglomerates)	502,600	144,282
First Gen Corp. (Independent Power & Renewable Electricity Producers)	60,800	25,784
Globe Telecom, Inc. (Wireless Telecommunication Services)	9,475	323,637

		493,703

Poland 0.7%
Asseco Poland S.A. (Software)	17,241	239,117
Ciech S.A. (Chemicals)	7,832	98,068
Enea S.A. (Electric Utilities) (a)	17,778	35,589
PLAY Communications S.A. (Wireless Telecommunication Services) (b)	38,288	236,053

		608,827

Republic of Korea 12.3%
BNK Financial Group, Inc. (Banks)	12,261	73,578
Celltrion, Inc. (Biotechnology) (a)	854	154,987
CJ CheilJedang Corp. (Food Products)	128	34,516
Daeduck Electronics Co. (Electronic Equipment, Instruments & Components)	18,814	170,722
Daelim Industrial Co., Ltd. (Construction & Engineering)	4,455	369,168
DGB Financial Group, Inc. (Banks)	1,993	14,366
Dongwon Industries Co., Ltd. (Food Products)	332	75,884
Doosan Bobcat, Inc. (Machinery)	10,789	295,089
Fila Korea, Ltd. (Textiles, Apparel & Luxury Goods)	5,588	394,171
GS Engineering & Construction Corp. (Construction & Engineering)	10,934	380,020
GS Holdings Corp. (Oil, Gas & Consumable Fuels)	805	35,834

	Shares	Value
Republic of Korea (continued)
H.S. Industries Co., Ltd. (Textiles, Apparel & Luxury Goods)	9,732	$88,726
Hana Financial Group, Inc. (Banks)	12,227	385,185
Hanwha Chemical Corp. (Chemicals)	20,152	355,375
Hanwha Corp. (Industrial Conglomerates)	649	16,445
Hyundai Glovis Co., Ltd. (Air Freight & Logistics)	295	40,279
Hyundai Heavy Industries Holdings Co., Ltd. (Machinery)	1,243	363,914
Hyundai Home Shopping Network Corp. (Internet & Direct Marketing Retail)	279	23,884
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	986	32,286
Hyundai Mobis Co., Ltd. (Auto Components)	1,003	199,630
Hyundai Motor Co. (Automobiles)	1,149	136,230
Industrial Bank of Korea (Banks)	23,427	283,775
JB Financial Group Co., Ltd. (Banks)	18,541	90,312
KB Financial Group, Inc. (Banks)	6,390	252,723
Kia Motors Corp. (Automobiles)	13,150	509,384
Korea Investment Holdings Co., Ltd. (Capital Markets)	647	37,885
KT&G Corp. (Tobacco)	2,406	210,086
LG Electronics, Inc. (Household Durables)	1,647	106,872
Mirae Asset Daewoo Co., Ltd. (Capital Markets)	6,116	40,838
NAVER Corp. (Interactive Media & Services)	1,812	185,365
NCSoft Corp. (Entertainment)	151	67,993
NH Investment & Securities Co., Ltd. (Capital Markets)	2,179	25,648
Partron Co., Ltd. (Electronic Equipment, Instruments & Components)	20,775	246,316
POSCO (Metals & Mining)	1,371	299,281
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	73,953	2,902,662
Shinhan Financial Group Co., Ltd. (Banks)	13,164	496,967
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	5,026	339,900
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	313	66,316
Taeyoung Engineering & Construction Co., Ltd. (Construction & Engineering)	14,782	161,974
Woori Financial Group, Inc. (Banks)	27,849	330,188

		10,294,774

Romania 0.4%
NEPI Rockcastle PLC (Real Estate)	38,962	324,742

Russia 4.5%
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	152,144	763,763
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	8,373	715,892
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	24,726	553,986

12	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Russia (continued)
Rosneft Oil Co. PJSC, GDR (Oil, Gas & Consumable Fuels)	37,371	$248,592
Sberbank of Russia PJSC, Sponsored ADR (Banks)	64,072	924,572
Severstal PJSC, Registered, GDR (Metals & Mining)	13,098	212,056
Surgutneftegas PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	66,087	250,351
Tatneft PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	2,014	141,534

		3,810,746

South Africa 6.1%
Absa Group, Ltd. (Banks)	27,313	313,627
African Rainbow Minerals, Ltd. (Metals & Mining)	20,765	246,857
Anglo American Platinum, Ltd. (Metals & Mining)	7,264	366,612
AngloGold Ashanti, Ltd. (Metals & Mining)	32,976	397,210
Ascendis Health, Ltd. (Pharmaceuticals) (a)	154,589	47,873
Assore, Ltd. (Metals & Mining)	2,411	62,597
EOH Holdings, Ltd. (IT Services) (a)(c)	11,824	16,878
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	32,919	375,859
Harmony Gold Mining Co., Ltd. (Metals & Mining) (a)	132,939	228,055
Investec, Ltd. (Capital Markets)	37,224	237,708
Kumba Iron Ore, Ltd. (Metals & Mining) (c)	1,026	30,744
Naspers, Ltd., Class N (Internet & Direct Marketing Retail)	6,526	1,667,472
Nedbank Group, Ltd. (Banks)	6,439	119,760
Old Mutual, Ltd. (Insurance)	79,371	127,560
Standard Bank Group, Ltd. (Banks)	34,659	482,149
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	62,416	369,958

		5,090,919

Taiwan 12.4%
Arcadyan Technology Corp. (Communications Equipment)	69,000	191,139
Asia Cement Corp. (Construction Materials)	286,000	386,411
Center Laboratories, Inc. (Pharmaceuticals) (a)	98,000	248,956
Coretronic Corp. (Electronic Equipment, Instruments & Components)	138,000	213,915
CTBC Financial Holding Co., Ltd. (Banks)	604,927	414,039
Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	72,000	194,790
Elite Material Co., Ltd. (Electronic Equipment, Instruments & Components)	67,000	215,087
Feng TAY Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods)	47,000	381,007
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	193,000	232,654

	Shares	Value
Taiwan (continued)
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	22,000	$239,928
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	167,774	471,815
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	227,000	210,097
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	40,000	260,833
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	191,000	232,098
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	58,000	195,204
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	38,000	257,014
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	132,200	315,730
Shanghai Commercial & Savings Bank, Ltd. (Banks)	194,000	312,650
Simplo Technology Co., Ltd. (Electronic Equipment, Instruments & Components)	17,000	144,138
Taidoc Technology Corp. (Health Care Equipment & Supplies)	3,000	14,902
Taiwan Cement Corp. (Construction Materials)	318,200	432,491
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	356,000	2,983,852
Taiwan Surface Mounting Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	109,000	205,647
Uni-President Enterprises Corp. (Food Products)	141,000	334,921
United Integrated Services Co., Ltd. (Construction & Engineering)	56,000	249,183
Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	36,000	220,187
Yageo Corp. (Electronic Equipment, Instruments & Components)	20,693	203,910
Yuanta Financial Holding Co., Ltd. (Capital Markets)	734,000	425,184
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	64,000	228,860

		10,416,642

Thailand 2.6%
Bangkok Bank PCL, NVDR (Banks)	9,300	59,135
Charoen Pokphand Foods PCL, NVDR (Food Products)	473,900	404,503
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	38,100	353,253
Krung Thai Bank PCL, NVDR (Banks)	89,800	53,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Thailand (continued)
Major Cineplex Group PCL, NVDR (Entertainment)	67,100	$59,901
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	100,000	418,168
PTT Global Chemical PCL, NVDR (Chemicals)	182,100	392,150
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	224,200	342,357
Sri Trang Agro-Industry PCL, NVDR (Auto Components)	126,300	51,826
Vinythai PCL, NVDR (Chemicals)	38,300	30,292

		2,164,748

Turkey 0.8%
Otokar Otomotiv ve Savunma Sanayi A/S (Machinery)	3,283	61,623
Soda Sanayii A/S (Chemicals)	14,489	18,843
Tekfen Holding A.S. (Construction & Engineering)	49,355	220,186
Turkcell Iletisim Hizmetleri A/S (Wireless Telecommunication Services)	56,083	117,488
Turkiye Garanti Bankasi A.S. (Banks)	37,546	51,409
Turkiye Halk Bankasi A/S (Banks)	172,967	169,578

		639,127

Total Common Stocks (Cost $74,068,181)		77,942,904

Exchange-Traded Funds 2.9%
United States 2.9%
iShares MSCI Emerging Markets ETF (Capital Markets)	28,652	1,258,682
iShares MSCI Qatar ETF (Capital Markets)	26,220	499,229
Xtrackers Harvest CSI 300 China A-Shares ETF (Capital Markets) (a)(c)	22,668	657,372

Total Exchange-Traded Funds (Cost $2,379,289)		2,415,283

Preferred Stocks 3.8%
Brazil 2.3%
Banco Bradesco S.A. 2.76% (Banks)	38,040	345,174
Banco do Estado do Rio Grande do Sul S.A. 8.00%, Class B (Banks)	36,400	226,694
Centrais Eletricas Brasileiras S.A. 4.18%, Class B (Electric Utilities)	23,800	210,316
Cia Energetica de Minas Gerais 4.28% (Electric Utilities)	102,300	384,561
Itau Unibanco Holding S.A. 4.42% (Banks)	49,156	424,102
Petroleo Brasileiro S.A. 3.43% (Oil, Gas & Consumable Fuels)	47,000	324,952
Telefonica Brasil S.A. 11.13% (Diversified Telecommunication Services)	3,600	42,757

		1,958,556

	Shares	Value
Colombia 0.1%
Grupo Aval Acciones y Valores S.A. 3.98% (Banks)	203,131	$78,218

Republic of Korea 1.4%
Hyundai Motor Co. 5.01% (Automobiles)	3,145	235,575
Hyundai Motor Co. 5.42% (Automobiles)	5,147	356,895
LG Household & Health Care, Ltd. 1.23% (Personal Products)	147	101,805
Samsung Electronics Co., Ltd. 4.04% (Technology Hardware, Storage & Peripherals)	13,993	445,610

		1,139,885

Total Preferred Stocks (Cost $3,023,854)		3,176,659

	Number of Rights

Rights 0.0%‡
China 0.0%‡
Haitong Securities Co., Ltd. (Capital Markets) (d)	8,471	0

Total Rights (Cost $0)		0

Investment of Cash Collateral For Securities Loaned 0.5%
Unaffiliated Investment Company 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio,2.51% (f)	466,222	466,222

Total Investment of Cash Collateral For Securities Loaned (Cost $466,222)		466,222

Total Investments (Cost $79,937,546)	100.0%	84,001,068
Other Assets, Less Liabilities	(0.0)‡	(18,083)
Net Assets	100.0%	$83,982,985

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $1,477,215; the total market value of collateral held by the Fund was $1,572,760. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $1,106,538 (See Note 2(L)).

14	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2019, the total market value of fair valued securities was $55,452, which represented 0.1% of the Fund’s net assets.

(e)

Illiquid security—As of April 30, 2019, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $55,452, which represented 0.1% of the Fund’s net assets.

(f)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$77,887,452	$55,452	$—	$77,942,904
Exchange-Traded Funds	2,415,283	—	—	2,415,283
Preferred Stocks	3,176,659	—	—	3,176,659
Investment of Cash Collateral For Securities Loaned	466,222	—	—	466,222

Total Investments in Securities	$83,945,616	$55,452	$—	$84,001,068

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Air Freight & Logistics	$40,279	0.0	%‡
Auto Components	384,008	0.5
Automobiles	1,932,619	2.3
Banks	14,153,995	16.9
Beverages	786,932	0.9
Biotechnology	154,987	0.2
Capital Markets	4,118,690	4.9
Chemicals	1,124,366	1.3
Commercial Services & Supplies	94,610	0.1
Communications Equipment	191,139	0.2
Construction & Engineering	2,070,049	2.5
Construction Materials	1,276,371	1.5
Consumer Finance	70,828	0.1
Diversified Financial Services	219,607	0.3
Diversified Telecommunication Services	928,895	1.1
Electric Utilities	1,025,056	1.2
Electrical Equipment	23,688	0.0	‡
Electronic Equipment, Instruments & Components	2,361,148	2.8
Entertainment	640,048	0.8
Equity Real Estate Investment Trusts	423,329	0.5
Food Products	1,733,528	2.1
Gas Utilities	438,615	0.5
Health Care Equipment & Supplies	14,902	0.0	‡
Health Care Providers & Services	271,964	0.3
Household Durables	487,970	0.6
Household Products	164,588	0.2
Independent Power & Renewable Electricity Producers	379,037	0.5
Industrial Conglomerates	623,653	0.7
Insurance	3,020,826	3.6
Interactive Media & Services	5,774,256	6.9
Internet & Direct Marketing Retail	6,225,022	7.4
IT Services	1,281,434	1.5
Life Sciences Tools & Services	245,692	0.3
Machinery	1,119,769	1.3
Metals & Mining	4,324,281	5.2
Oil, Gas & Consumable Fuels	7,279,980	8.7
Personal Products	445,580	0.5
Pharmaceuticals	1,558,473	1.9
Real Estate	324,742	0.4
Real Estate Management & Development	1,880,220	2.2
Semiconductors & Semiconductor Equipment	4,887,265	5.8
Software	239,117	0.3
Specialty Retail	173,912	0.2
Technology Hardware, Storage & Peripherals	3,370,513	4.0
Textiles, Apparel & Luxury Goods	1,723,200	2.1
Thrifts & Mortgage Finance	737,416	0.9

	Value	Percent †
Tobacco	$444,580	0.5%
Transportation Infrastructure	291,082	0.3
Wireless Telecommunication Services	2,052,585	2.4

	83,534,846	99.4
Investment of Cash Collateral For Securities Loaned	466,222	0.6
Other Assets, Less Liabilities	(18,083)	0.0 ‡

Net Assets	$83,982,985	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

16	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $79,937,546) including securities on loan of $1,477,215	$84,001,068
Cash denominated in foreign currencies (identified cost $858,382)	859,369
Receivables:
Investment securities sold	2,773,647
Dividends	165,555
Fund shares sold	7,658
Securities lending income	1,816
Other assets	40,319

Total assets	87,849,432

Liabilities
Due to custodian	378,839
Payables:
Investment securities purchased	2,763,483
Collateral received for securities on loan	466,222
Fund shares redeemed	71,637
Custodian	69,193
Manager (See Note 3)	55,779
Professional fees	36,330
Shareholder communication	14,148
Transfer agent (See Note 3)	5,858
NYLIFE Distributors (See Note 3)	3,660
Foreign capital gains tax (See Note 2(C))	493
Trustees	203
Accrued expenses	602

Total liabilities	3,866,447

Net assets	$83,982,985

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,116
Additional paid-in capital	83,951,765

83,960,881
Total distributable earnings (loss)	22,104

Net assets	$83,982,985

Class A
Net assets applicable to outstanding shares	$9,224,318

Shares of beneficial interest outstanding	1,001,948

Net asset value per share outstanding	$9.21
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.75

Investor Class
Net assets applicable to outstanding shares	$2,220,060

Shares of beneficial interest outstanding	242,375

Net asset value per share outstanding	$9.16
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.69

Class C
Net assets applicable to outstanding shares	$1,517,328

Shares of beneficial interest outstanding	166,791

Net asset value and offering price per share outstanding	$9.10

Class I
Net assets applicable to outstanding shares	$758,197

Shares of beneficial interest outstanding	81,989

Net asset value and offering price per share outstanding	$9.25

Class R6
Net assets applicable to outstanding shares	$70,263,082

Shares of beneficial interest outstanding	7,622,520

Net asset value and offering price per share outstanding	$9.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$650,248
Securities lending	12,208
Dividends-affiliated	4,031
Interest	47

Total income	666,534

Expenses
Manager (See Note 3)	407,397
Custodian	60,839
Professional fees	41,544
Registration	36,937
Distribution/Service—Class A (See Note 3)	11,217
Distribution/Service—Investor Class (See Note 3)	2,570
Distribution/Service—Class C (See Note 3)	8,260
Transfer agent (See Note 3)	16,488
Shareholder communication	7,889
Trustees	1,088
Miscellaneous	8,810

Total expenses before waiver/reimbursement	603,039
Expense waiver/reimbursement from Manager (See Note 3)	(101,978)

Net expenses	501,061

Net investment income (loss)	165,473

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	(3,598,781)
Foreign currency transactions	(80,531)

Net realized gain (loss) on investments and foreign currency transactions	(3,679,312)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	11,876,293
Translation of other assets and liabilities in foreign currencies	9,147

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	11,885,440

Net realized and unrealized gain (loss) on investments and foreign currency transactions	8,206,128

Net increase (decrease) in net assets resulting from operations	$8,371,601

(a)	Dividends recorded net of foreign withholding taxes in the amount of $105,329.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $551.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $8,923.

18	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$165,473	$1,559,512
Net realized gain (loss) on investments and foreign currency transactions	(3,679,312)	15,320,493
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	11,885,440	(28,276,266)

Net increase (decrease) in net assets resulting from operations	8,371,601	(11,396,261)

Distributions to shareholders:
Class A	(540,806)	(93,756)
Investor Class	(124,442)	(9,458)
Class C	(95,428)	(3,300)
Class I	(50,898)	(1,306,361)
Class R6	(4,640,911)	—

Total distributions to shareholders	(5,452,485)	(1,412,875)

Capital share transactions:
Net proceeds from sale of shares	7,538,106	30,912,599
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,446,484	1,412,141
Cost of shares redeemed	(7,499,549)	(116,766,788)

Increase (decrease) in net assets derived from capital share transactions	5,485,041	(84,442,048)

Net increase (decrease) in net assets	8,404,157	(97,251,184)

Net Assets
Beginning of period	75,578,828	172,830,012

End of period	$83,982,985	$75,578,828

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,					November 15, 2013** through October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$8.91	$10.80	$8.74	$8.50		$10.40	$10.00

Net investment income (loss) (a)	0.01	0.16	0.12	0.10		0.13	0.15

Net realized and unrealized gain (loss) on investments	0.88	(1.94)	2.26	0.41		(1.62)	0.29

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.04)	(0.03)		(0.04)	(0.02)

Total from investment operations	0.88	(1.80)	2.34	0.48		(1.53)	0.42

Less dividends and distributions:

From net investment income	(0.12)	(0.09)	(0.28)	(0.24)		(0.32)	(0.02)

From net realized gain on investments	(0.46)	—	—	—		(0.05)	—

Total dividends and distributions	(0.58)	(0.09)	(0.28)	(0.24)		(0.37)	(0.02)

Net asset value at end of period	$9.21	$8.91	$10.80	$8.74		$8.50	$10.40

Total investment return (b)	10.71%	(16.82%)	28.01%	5.93%		(14.97%)	4.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.15%††	1.53%	1.26%	1.30	%(c)	1.37%	1.57%††

Net expenses (before waiver/reimbursement) (d)(e)	1.82%††	1.78%	1.55%	2.11%		1.87%	1.90%††

Interest expense and fees	—	0.01%	—	—		—	—

Portfolio turnover rate	98%	167%	225%	149%		185%	153%

Net assets at end of period (in 000’s)	$9,224	$8,428	$10,040	$2,516		$2,537	$1,564

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.50%	—
October 31, 2018	1.53%	—
October 31, 2017	1.56%	0.00%(g)
October 31, 2016	1.57%(f)	0.01%
October 31, 2015	1.60%	0.01%
October 31, 2014††	1.60%	0.01%

(f)	Without the custody fee reimbursement, net expenses would have been 1.60%.
(g)	Less than one-tenth of a percent.

20	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					November 15, 2013** through October 31,

Investor Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$8.86		$10.75	$8.71	$8.47		$10.38	$10.00

Net investment income (loss) (a)	(0.00	)‡	0.14	0.09	0.09		0.09	0.13

Net realized and unrealized gain (loss) on investments	0.88		(1.94)	2.26	0.41		(1.61)	0.29

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.04)	(0.03)		(0.04)	(0.02)

Total from investment operations	0.87		(1.82)	2.31	0.47		(1.56)	0.40

Less dividends and distributions:

From net investment income	(0.11)		(0.07)	(0.27)	(0.23)		(0.30)	(0.02)

From net realized gain on investments	(0.46)		—	—	—		(0.05)	—

Total dividends and distributions	(0.57)		(0.07)	(0.27)	(0.23)		(0.35)	(0.02)

Net asset value at end of period	$9.16		$8.86	$10.75	$8.71		$8.47	$10.38

Total investment return (b)	10.60%		(17.06%)	27.60%	5.72%		(15.21%)	3.97%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.08	%)††	1.33%	0.98%	1.14	%(c)	1.01%	1.33%††

Net expenses (before waiver/reimbursement) (d)(e)	2.05	% ††	2.00%	1.88%	2.34%		2.11%	2.13%††

Portfolio turnover rate	98%		167%	225%	149%		185%	153%

Net assets at end of period (in 000’s)	$2,220		$1,990	$1,385	$615		$542	$270

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.73%	—
October 31, 2018	1.74%	—
October 31, 2017	1.88%	0.00%(g)
October 31, 2016	1.80%(f)	0.01%
October 31, 2015	1.84%	0.01%
October 31, 2014††	1.83%	0.01%

(f)	Without the custody fee reimbursement, net expenses would have been 1.83%.
(g)	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					November 15, 2013** through October 31,

Class C	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$8.75		$10.64	$8.62	$8.39		$10.32	$10.00

Net investment income (loss) (a)	(0.04)		0.05	0.02	0.03		0.02	0.05

Net realized and unrealized gain (loss) on investments	0.88		(1.91)	2.25	0.40		(1.60)	0.30

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.04)	(0.03)		(0.04)	(0.02)

Total from investment operations	0.83		(1.88)	2.23	0.40		(1.62)	0.33

Less dividends and distributions:

From net investment income	(0.02)		(0.01)	(0.21)	(0.17)		(0.26)	(0.01)

From net realized gain on investments	(0.46)		—	—	—		(0.05)	—

Total dividends and distributions	(0.48)		(0.01)	(0.21)	(0.17)		(0.31)	(0.01)

Net asset value at end of period	$9.10		$8.75	$10.64	$8.62		$8.39	$10.32

Total investment return (b)	10.17%		(17.65%)	26.82%	4.94%		(15.88%)	3.29%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.87	%)††	0.46%	0.17%	0.38	%(c)	0.22%	0.50%††

Net expenses (before waiver/reimbursement) (d)(e)	2.80	% ††	2.74%	2.61%	3.08%		2.86%	2.88%††

Portfolio turnover rate	98%		167%	225%	149%		185%	153%

Net assets at end of period (in 000’s)	$1,517		$1,803	$2,338	$894		$598	$519

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	2.47%	—
October 31, 2018	2.49%	—
October 31, 2017	2.61%	0.00%(g)
October 31, 2016	2.54%(f)	0.01%
October 31, 2015	2.59%	0.01%
October 31, 2014††	2.58%	0.01%

(f)	Without the custody fee reimbursement, net expenses would have been 2.57%.
(g)	Less than one-tenth of a percent.

22	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,					November 15, 2013** through October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$8.95	$10.83	$8.77	$8.53		$10.42	$10.00

Net investment income (loss) (a)	0.02	0.06	0.14	0.12		0.13	0.18

Net realized and unrealized gain (loss) on investments	0.89	(1.82)	2.26	0.41		(1.60)	0.28

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.04)	(0.03)		(0.04)	(0.02)

Total from investment operations	0.90	(1.78)	2.36	0.50		(1.51)	0.44

Less dividends and distributions:

From net investment income	(0.14)	(0.10)	(0.30)	(0.26)		(0.33)	(0.02)

From net realized gain on investments	(0.46)	—	—	—		(0.05)	—

Total dividends and distributions	(0.60)	(0.10)	(0.30)	(0.26)		(0.38)	(0.02)

Net asset value at end of period	$9.25	$8.95	$10.83	$8.77		$8.53	$10.42

Total investment return (b)	10.95%	(16.58%)	28.23%	6.16%		(14.72%)	4.40%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.44%††	0.57%	1.46%	1.54	%(c)	1.37%	1.85%††

Net expenses (before waiver/reimbursement) (d)(e)	1.57%††	1.35%	1.42%	1.86%		1.62%	1.65%††

Portfolio turnover rate	98%	167%	225%	149%		185%	153%

Net assets at end of period (in 000’s)	$758	$853	$159,067	$111,763		$122,110	$182,864

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.15%	—
October 31, 2018	1.33%	—
October 31, 2017	1.42%	0.00%(g)
October 31, 2016	1.33%(f)	0.01%
October 31, 2015	1.35%	0.01%
October 31, 2014††	1.35%	0.01%

(f)	Without the custody fee reimbursement, net expenses would have been 1.36%.
(g)	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2019*	February 28, 2018** through October 31, 2018

Net asset value at beginning of period	$8.95	$11.30

Net investment income (loss) (a)	0.02	0.15

Net realized and unrealized gain (loss) on investments	0.89	(2.48)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)

Total from investment operations	0.90	(2.35)

Less dividends and distributions:

From net investment income	(0.17)	—

From net realized gain on investments	(0.46)	—

Total dividends and distributions	(0.63)	—

Net asset value at end of period	$9.22	$8.95

Total investment return (b)	10.93%	(20.80%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	0.49%	2.16%

Net expenses (before waiver/reimbursement) (c)(d)††	1.39%	1.43%

Portfolio turnover rate	98%	167%

Net assets at end of period (in 000’s)	$70,263	$62,505

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)
April 30, 2019*††	1.15%
October 31, 2018††	1.15%

24	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Emerging Markets Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of November 15, 2013. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification

Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

25

Notes to Financial Statements (Unaudited) (continued)

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

26	MainStay MacKay Emerging Markets Equity Fund

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

27

Notes to Financial Statements (Unaudited) (continued)

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, the Fund did not hold any futures contracts.

(J)  Securities Sold Short.  When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on

28	MainStay MacKay Emerging Markets Equity Fund

short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. During the six-month period ended April 30, 2019, the Fund did not engage in short sales as part of its investment strategies.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $1,477,215; the total market value of collateral held by the Fund was $1,572,760. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $1,106,538.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

For example, the Fund has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

29

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. Prior to February 28, 2018, the Fund paid the Manager a monthly fee for services performed and the facilities furnished at 1.05% up to $1 billion and 1.025% in excess of $1 billion. During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.00%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.50% and Class I, 1.15%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares and Class C shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $407,397 and waived its fees and/or reimbursed expenses in the amount of $101,978.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,330 and $572, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $4,533.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period

30	MainStay MacKay Emerging Markets Equity Fund

ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$8,066
Investor Class	4,283
Class C	3,445
Class I	694

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$575	$10,357	$(10,932)	$—	$—	$—	$4	$—	—

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$21,965	0.0	%‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$80,232,897	$6,667,096	$(2,898,925)	$3,768,171

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$1,412,875

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $80,196 and $79,549, respectively.

31

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	212,833	$1,852,300
Shares issued to shareholders in reinvestment of dividends and distributions	65,269	535,208
Shares redeemed	(226,828)	(2,024,965)

Net increase (decrease) in shares outstanding before conversion	51,274	362,543
Shares converted into Class A (See Note 1)	13,388	122,221
Shares converted from Class A (See Note 1)	(8,873)	(79,321)

Net increase (decrease)	55,789	$405,443

Year ended October 31, 2018:
Shares sold	892,873	$9,848,885
Shares issued to shareholders in reinvestment of dividends and distributions	8,616	93,141
Shares redeemed	(905,392)	(9,267,962)

Net increase (decrease) in shares outstanding before conversion	(3,903)	674,064
Shares converted into Class A (See Note 1)	48,854	540,606
Shares converted from Class A (See Note 1)	(28,366)	(287,725)

Net increase (decrease)	16,585	$926,945

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	27,348	$242,785
Shares issued to shareholders in reinvestment of dividends and distributions	15,182	124,039
Shares redeemed	(24,430)	(217,840)

Net increase (decrease) in shares outstanding before conversion	18,100	148,984
Shares converted into Investor Class (See Note 1)	13,246	117,656
Shares converted from Investor Class (See Note 1)	(13,448)	(122,221)

Net increase (decrease)	17,898	$144,419

Year ended October 31, 2018:
Shares sold	155,817	$1,701,705
Shares issued to shareholders in reinvestment of dividends and distributions	868	9,359
Shares redeemed	(40,453)	(409,086)

Net increase (decrease) in shares outstanding before conversion	116,232	1,301,978
Shares converted into Investor Class (See Note 1)	28,501	287,725
Shares converted from Investor Class (See Note 1)	(49,038)	(540,606)

Net increase (decrease)	95,695	$1,049,097

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	13,140	$117,481
Shares issued to shareholders in reinvestment of dividends and distributions	11,738	95,428
Shares redeemed	(59,844)	(528,552)

Net increase (decrease) in shares outstanding before conversion	(34,966)	(315,643)
Shares converted from Class C (See Note 1)	(4,358)	(38,335)

Net increase (decrease)	(39,324)	$(353,978)

Year ended October 31, 2018:
Shares sold	45,155	$488,002
Shares issued to shareholders in reinvestment of dividends and distributions	307	3,280
Shares redeemed	(59,107)	(592,136)

Net increase (decrease)	(13,645)	$(100,854)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	7,863	$71,380
Shares issued to shareholders in reinvestment of dividends and distributions	6,184	50,898
Shares redeemed	(27,332)	(242,894)

Net increase (decrease)	(13,285)	$(120,616)

Year ended October 31, 2018:
Shares sold	1,118,437	$12,084,940
Shares issued to shareholders in reinvestment of dividends and distributions	120,513	1,306,361
Shares redeemed	(8,219,052)	(92,478,177)

Net increase (decrease) in shares outstanding before conversion	(6,980,102)	(79,086,876)
Shares converted from Class I (See Note 1)	(7,608,924)	(85,980,846)

Net increase (decrease)	(14,589,026)	$(165,067,722)

Class R6	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	580,883	$5,254,160
Shares issued to shareholders in reinvestment of dividends and distributions	565,965	4,640,911
Shares redeemed	(507,571)	(4,485,298)

Net increase (decrease)	639,277	$5,409,773

Period ended October 31, 2018 (a):
Shares sold	689,965	$6,789,067
Shares redeemed	(1,315,646)	(14,019,427)

Net increase (decrease) in shares outstanding before conversion	(625,681)	(7,230,360)
Shares converted into Class R6 (See Note 1)	7,608,924	85,980,846

Net increase (decrease)	6,983,243	$78,750,486

(a)	The inception date of the class was February 28, 2018.

32	MainStay MacKay Emerging Markets Equity Fund

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Emerging Markets Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager(s) of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-

34	MainStay MacKay Emerging Markets Equity Fund

referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s) and the method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio manager(s) and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses.

36	MainStay MacKay Emerging Markets Equity Fund

The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

38	MainStay MacKay Emerging Markets Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302 a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737579 MS065-19	MSEME10-06/19 (NYLIM) NL244

MainStay MacKay Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/7/2006	1.34 7.24%	5.39 11.53%	9.97 11.22%	12.44 13.08%	1.06 1.06%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/18/2013	1.19 7.08	5.11 11.23	9.73 10.98	10.12 11.12	1.37 1.37
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	1/18/2013	1.86 6.69	5.42 10.41	9.89 10.16	10.29 10.29	2.12 2.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/18/2013	5.73 6.70	9.42 10.42	10.16 10.16	10.29 10.29	2.12 2.12
Class I Shares	No Sales Charge		11/2/2009	7.38	11.82	11.49	12.13	0.81
Class R2 Shares	No Sales Charge		1/18/2013	7.20	11.43	11.11	11.23	1.16

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Growth Index[4]	12.09%	17.43%	14.50%	16.96%
S&P 500® Index[5]	9.76	13.49	11.63	15.32
Morningstar Large Growth Category Average[6]	12.15	14.77	12.46	15.23

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,072.40	$5.45	$1,019.54	$5.31	1.06%

Investor Class Shares	$1,000.00	$1,070.80	$6.88	$1,018.15	$6.71	1.34%

Class B Shares	$1,000.00	$1,066.90	$10.71	$1,014.43	$10.44	2.09%

Class C Shares	$1,000.00	$1,067.00	$10.71	$1,014.43	$10.44	2.09%

Class I Shares	$1,000.00	$1,073.80	$4.16	$1,020.78	$4.06	0.81%

Class R2 Shares	$1,000.00	$1,072.00	$5.96	$1,019.04	$5.81	1.16%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

Software	13.7%
Interactive Media & Services	10.1
IT Services	8.8
Internet & Direct Marketing Retail	7.2
Technology Hardware, Storage & Peripherals	7.2
Specialty Retail	5.3
Biotechnology	5.2
Semiconductors & Semiconductor Equipment	5.2
Aerospace & Defense	3.2
Health Care Providers & Services	2.6
Equity Real Estate Investment Trusts	2.4
Hotels, Restaurants & Leisure	2.4
Textiles, Apparel & Luxury Goods	2.3
Capital Markets	2.1
Entertainment	2.1
Machinery	1.7
Media	1.6
Beverages	1.5
Health Care Equipment & Supplies	1.4
Life Sciences Tools & Services	1.2
Banks	1.0
Commercial Services & Supplies	1.0
Electronic Equipment, Instruments & Components	0.9
Insurance	0.9
Communications Equipment	0.8
Food & Staples Retailing	0.8
Road & Rail	0.8
Chemicals	0.7

Containers & Packaging	0.6%
Food Products	0.6
Professional Services	0.6
Consumer Finance	0.5
Industrial Conglomerates	0.5
Tobacco	0.5
Diversified Financial Services	0.4
Household Durables	0.4
Pharmaceuticals	0.4
Trading Companies & Distributors	0.4
Air Freight & Logistics	0.3
Independent Power & Renewable Electricity Producers	0.2
Metals & Mining	0.2
Diversified Consumer Services	0.1
Electrical Equipment	0.1
Energy Equipment & Services	0.1
Personal Products	0.1
Health Care Technology	0.0	‡
Household Products	0.0	‡
Multiline Retail	0.0	‡
Oil, Gas & Consumable Fuels	0.0	‡
Wireless Telecommunication Services	0.0	‡
Short-Term Investment	0.0	‡
Investment of Cash Collateral For Securities Loaned	0.1
Other Assets, Less Liabilities	–0.2

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Visa, Inc., Class A

7.	UnitedHealth Group, Inc.

8.	Boeing Co.

9.	Mastercard, Inc., Class A

10.	Home Depot, Inc.

8	MainStay MacKay Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Growth Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Growth Fund returned 7.38%, underperforming the 12.09% return of the Fund’s primary benchmark, the Russell 1000® Growth Index, and the 9.76% return of the Fund’s secondary benchmark, the S&P 500® Index. Over the same period, Class I shares also underperformed the 12.15% return of the Morningstar Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Despite posting positive returns, the U.S. equity market experienced elevated volatility and underwent a significant reversal in terms of risk sentiment during the reporting period. After a choppy November 2018, markets plunged in December, driven by strong risk-averse sentiment. Stock markets strongly rebounded in 2019, led by a rally in risky assets. In this investment climate, the efficacy of the Fund’s stock selection model proved broadly negative relative to the Russell 1000® Growth Index, and was particularly weak in the consumer discretionary, health care and information technology sectors.

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund and Mona Patni was added as a portfolio manager of the Fund. Migene Kim continues to serve as a portfolio manager of the Fund. For more information about this change refer to the supplement dated December 18, 2018.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributor to the Fund’s performance relative to the Russell 1000® Growth Index was utilities, followed by consumer staples. (Contributions take weightings and total returns into account.)

During the same period, the weakest contributors to relative performance included the consumer discretionary, information technology and health care sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included software bellwether Microsoft, online retailer Amazon, and interactive media & online social platform Facebook. The stocks that detracted the most from the Fund’s absolute performance included electronics maker Apple, air freight & logistics company XPO Logistics, and managed health care corporation UnitedHealth Group.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund made its largest initial purchase in telecommunications services REIT (real estate investment trust) American Tower. The Fund also added to its holdings in specialty retailer Starbucks. Over the same period, the Fund sold its entire position in health care plan provider Humana and reduced its exposure to Apple.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the Russell 1000® Growth Index occurred in communication services and real estate. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures occurred in energy and health care.

How was the Fund positioned at the end of the reporting period?

The Fund ended the reporting period with its most overweight exposures, relative to the Russell 1000® Growth Index, in the information technology and consumer discretionary sectors. The Fund held its most underweight exposures, relative to the benchmark, in the industrials and consumer staples sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on bench-mark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 3.2%
Boeing Co.	34,895	$13,179,492
Huntington Ingalls Industries, Inc.	1,369	304,712
Lockheed Martin Corp.	3,464	1,154,655
Northrop Grumman Corp.	7,016	2,034,009
Raytheon Co.	19,857	3,526,405
Spirit AeroSystems Holdings, Inc., Class A	33,808	2,937,915
TransDigm Group, Inc. (a)	315	151,994

		23,289,182

Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	19,406	2,061,305

Beverages 1.5%
Coca-Cola Co.	102,473	5,027,325
PepsiCo., Inc.	45,522	5,829,092

		10,856,417

Biotechnology 5.2%
AbbVie, Inc.	110,200	8,748,778
Alkermes PLC (a)	78,604	2,383,273
Amgen, Inc.	44,124	7,912,316
Biogen, Inc. (a)	18,805	4,310,858
Celgene Corp. (a)	32,292	3,056,761
Exact Sciences Corp. (a)	7,378	728,135
Gilead Sciences, Inc.	87,682	5,702,837
Incyte Corp. (a)	13,581	1,043,021
Ionis Pharmaceuticals, Inc. (a)	10,893	809,677
Regeneron Pharmaceuticals, Inc. (a)	10,350	3,551,499
Vertex Pharmaceuticals, Inc. (a)	94	15,884

		38,263,039

Capital Markets 2.1%
Ameriprise Financial, Inc.	11,563	1,697,101
Charles Schwab Corp.	18,155	831,136
E*TRADE Financial Corp.	494	25,026
Evercore, Inc., Class A	29,498	2,873,990
Lazard, Ltd., Class A	72,232	2,808,380
LPL Financial Holdings, Inc.	38,466	2,849,946
Raymond James Financial, Inc.	4,329	396,407
S&P Global, Inc.	1,217	268,543
TD Ameritrade Holding Corp.	50,293	2,644,406
Virtu Financial, Inc., Class A	33,713	828,666

		15,223,601

Chemicals 0.7%
CF Industries Holdings, Inc.	5,905	264,426
Chemours Co.	59,885	2,156,459
Element Solutions, Inc. (a)	121,505	1,319,544
Linde PLC	3,289	592,875
Sherwin-Williams Co.	1,544	702,258

		5,035,562

	Shares	Value
Commercial Services & Supplies 1.0%
Clean Harbors, Inc. (a)	34,969	$2,657,644
Republic Services, Inc.	26,695	2,210,880
Waste Management, Inc.	25,131	2,697,561

		7,566,085

Communications Equipment 0.8%
Arista Networks, Inc. (a)	3,038	948,737
CommScope Holding Co., Inc. (a)	98,591	2,443,085
F5 Networks, Inc. (a)	11,690	1,834,161
Ubiquiti Networks, Inc. (b)	3,259	555,497

		5,781,480

Consumer Finance 0.5%
American Express Co.	2,592	303,860
OneMain Holdings, Inc.	5,308	180,313
Synchrony Financial	89,563	3,105,149

		3,589,322

Containers & Packaging 0.6%
Ardagh Group S.A.	4,259	59,115
Berry Global Group, Inc. (a)	48,318	2,841,099
Owens-Illinois, Inc.	16,278	321,653
Packaging Corp. of America	895	88,748
Silgan Holdings, Inc.	35,202	1,053,948

		4,364,563

Diversified Consumer Services 0.1%
Frontdoor, Inc. (a)	5,245	184,834
Graham Holdings Co., Class B	611	454,236
H&R Block, Inc.	15,463	420,748

		1,059,818

Diversified Financial Services 0.4%
AXA Equitable Holdings, Inc.	57,639	1,307,829
Berkshire Hathaway, Inc., Class B (a)	675	146,279
Voya Financial, Inc.	24,139	1,324,990

		2,779,098

Electrical Equipment 0.1%
Rockwell Automation, Inc.	3,737	675,313

Electronic Equipment, Instruments & Components 0.9%
CDW Corp.	32,369	3,418,166
Zebra Technologies Corp., Class A (a)	14,049	2,966,306

		6,384,472

Energy Equipment & Services 0.1%
RPC, Inc.	58,490	601,862

Entertainment 2.1%
Live Nation Entertainment, Inc. (a)	46,125	3,013,807
Netflix, Inc. (a)	21,940	8,129,648
Walt Disney Co.	34,309	4,699,304

		15,842,759

10	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 2.4%
American Tower Corp.	29,996	$5,858,219
Brookfield Property REIT, Inc., Class A	21,919	456,573
Colony Capital, Inc.	466,972	2,400,236
Equity LifeStyle Properties, Inc.	16,323	1,904,894
Lamar Advertising Co., Class A	8,631	713,525
Omega Healthcare Investors, Inc.	12,383	438,234
Public Storage	18,877	4,175,215
SBA Communications Corp. (a)	8,028	1,635,544
Simon Property Group, Inc.	1,063	184,643

		17,767,083

Food & Staples Retailing 0.8%
Costco Wholesale Corp.	24,239	5,951,402
Sprouts Farmers Market, Inc. (a)	12,216	261,667
Sysco Corp.	423	29,766

		6,242,835

Food Products 0.6%
Campbell Soup Co.	575	22,247
Post Holdings, Inc. (a)	17,809	2,008,499
TreeHouse Foods, Inc. (a)	39,936	2,674,913

		4,705,659

Health Care Equipment & Supplies 1.4%
ABIOMED, Inc. (a)	2,248	623,618
Hill-Rom Holdings, Inc.	21,125	2,142,497
Intuitive Surgical, Inc. (a)	5,977	3,052,036
Stryker Corp.	20,355	3,845,263
Varian Medical Systems, Inc. (a)	5,629	766,501

		10,429,915

Health Care Providers & Services 2.6%
DaVita, Inc. (a)	837	46,236
Encompass Health Corp.	3,640	234,598
HCA Healthcare, Inc.	27,445	3,491,827
McKesson Corp.	10,769	1,284,203
UnitedHealth Group, Inc.	59,622	13,896,100

		18,952,964

Health Care Technology 0.0%‡
Cerner Corp. (a)	4,353	289,257

Hotels, Restaurants & Leisure 2.4%
Darden Restaurants, Inc.	24,580	2,890,608
Domino’s Pizza, Inc.	4	1,082
Extended Stay America, Inc.	55,437	992,877
Hilton Worldwide Holdings, Inc.	20,276	1,763,809
Norwegian Cruise Line Holdings, Ltd. (a)	7,135	402,343
Six Flags Entertainment Corp.	26,925	1,429,448
Starbucks Corp.	97,342	7,561,527
Yum China Holdings, Inc.	58,823	2,796,445

		17,838,139

	Shares	Value
Household Durables 0.4%
PulteGroup, Inc.	46,019	$1,447,758
Toll Brothers, Inc.	45,359	1,728,178

		3,175,936

Household Products 0.0%‡
Kimberly-Clark Corp.	2,454	315,044

Independent Power & Renewable Electricity Producers 0.2%
NRG Energy, Inc.	28,758	1,183,967

Industrial Conglomerates 0.5%
3M Co.	12,783	2,422,506
Honeywell International, Inc.	8,093	1,405,188

		3,827,694

Insurance 0.9%
AXIS Capital Holdings, Ltd.	22,118	1,257,408
Progressive Corp.	64,960	5,076,624
Travelers Cos., Inc.	509	73,169

		6,407,201

Interactive Media & Services 10.1%
Alphabet, Inc. (a)
Class A	17,107	20,510,609
Class C	17,389	20,666,479
Facebook, Inc., Class A (a)	129,514	25,048,007
IAC/InterActiveCorp (a)	15,402	3,462,986
Match Group, Inc. (b)	17,672	1,067,389
TripAdvisor, Inc. (a)	47,805	2,544,660
Twitter, Inc. (a)	22,212	886,481

		74,186,611

Internet & Direct Marketing Retail 7.2%
Amazon.com, Inc. (a)	21,673	41,753,468
Booking Holdings, Inc. (a)	3,590	6,659,414
eBay, Inc.	28,235	1,094,106
Expedia Group, Inc.	26,334	3,419,207

		52,926,195

IT Services 8.8%
Accenture PLC, Class A	35,829	6,544,883
Akamai Technologies, Inc. (a)	41,411	3,315,365
Automatic Data Processing, Inc.	32,459	5,335,935
Booz Allen Hamilton Holding Corp.	19,017	1,127,518
CoreLogic, Inc. (a)	8,233	334,342
Euronet Worldwide, Inc. (a)	9,456	1,417,360
GoDaddy, Inc., Class A (a)	4,794	390,711
International Business Machines Corp.	49,839	6,990,917
Mastercard, Inc., Class A	47,851	12,165,638
PayPal Holdings, Inc. (a)	66,404	7,488,379
Sabre Corp.	80,852	1,678,487
Square, Inc., Class A (a)	15,406	1,121,865
Total System Services, Inc.	393	40,180

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
IT Services (continued)
VeriSign, Inc. (a)	2,191	$432,613
Visa, Inc., Class A	92,753	15,251,376
Western Union Co.	46,481	903,591

		64,539,160

Life Sciences Tools & Services 1.2%
Bruker Corp.	4,136	159,649
Charles River Laboratories International, Inc. (a)	18,878	2,651,793
Illumina, Inc. (a)	7,719	2,408,328
Mettler-Toledo International, Inc. (a)	1,920	1,430,899
PRA Health Sciences, Inc. (a)	26,335	2,549,755

		9,200,424

Machinery 1.7%
AGCO Corp.	35,857	2,537,958
Allison Transmission Holdings, Inc.	59,355	2,781,375
Caterpillar, Inc.	10,641	1,483,568
Cummins, Inc.	18,251	3,034,959
Deere & Co.	1,241	205,547
Illinois Tool Works, Inc.	714	111,120
Toro Co.	8,932	653,376
WABCO Holdings, Inc. (a)	10,827	1,433,928

		12,241,831

Media 1.6%
AMC Networks, Inc., Class A (a)	40,781	2,382,018
Cable One, Inc.	929	985,232
Charter Communications, Inc., Class A (a)	13,097	4,861,476
Omnicom Group, Inc.	40,934	3,275,948

		11,504,674

Metals & Mining 0.2%
Steel Dynamics, Inc.	35,831	1,135,126

Multiline Retail 0.0%‡
Dollar General Corp.	301	37,953

Oil, Gas & Consumable Fuels 0.0%‡
Continental Resources, Inc. (a)	6,851	315,077

Personal Products 0.1%
Estee Lauder Cos., Inc., Class A	815	140,025
Herbalife Nutrition, Ltd. (a)	8,471	447,692

		587,717

Pharmaceuticals 0.4%
Eli Lilly & Co.	18,720	2,190,989
Johnson & Johnson	7,265	1,025,818
Zoetis, Inc.	643	65,483

		3,282,290

	Shares	Value
Professional Services 0.6%
Nielsen Holdings PLC	47,453	$1,211,475
Robert Half International, Inc.	44,182	2,743,260
Verisk Analytics, Inc.	3,898	550,164

		4,504,899

Road & Rail 0.8%
Genesee & Wyoming, Inc., Class A (a)	7,549	669,219
Landstar System, Inc.	3,310	360,658
Schneider National, Inc., Class B	50,967	1,065,210
Union Pacific Corp.	19,839	3,512,296

		5,607,383

Semiconductors & Semiconductor Equipment 5.2%
Applied Materials, Inc.	106,912	4,711,612
Broadcom, Inc.	21,092	6,715,693
Cypress Semiconductor Corp.	83,706	1,438,069
KLA-Tencor Corp.	17,155	2,186,919
Lam Research Corp.	21,586	4,477,584
Micron Technology, Inc. (a)	106,432	4,476,530
MKS Instruments, Inc.	7,745	704,872
NVIDIA Corp.	23,860	4,318,660
NXP Semiconductors N.V.	27,200	2,872,864
ON Semiconductor Corp. (a)	133,926	3,088,334
Skyworks Solutions, Inc.	3,005	264,981
Texas Instruments, Inc.	28,518	3,360,276

		38,616,394

Software 13.7%
Adobe, Inc. (a)	30,888	8,934,354
Atlassian Corp. PLC, Class A (a)	692	76,224
Cadence Design Systems, Inc. (a)	54,128	3,755,401
CDK Global, Inc.	49,531	2,987,710
Citrix Systems, Inc.	28,845	2,912,191
Fair Isaac Corp. (a)	6,730	1,882,717
Fortinet, Inc. (a)	35,740	3,338,831
Intuit, Inc.	4,870	1,222,662
LogMeIn, Inc.	32,142	2,648,501
Manhattan Associates, Inc. (a)	47,730	3,219,388
Microsoft Corp.	366,406	47,852,624
Nuance Communications, Inc. (a)	36,050	606,721
Oracle Corp.	58,863	3,256,890
Palo Alto Networks, Inc. (a)	14,940	3,717,520
salesforce.com, Inc. (a)	38,900	6,432,115
ServiceNow, Inc. (a)	4,983	1,352,934
Symantec Corp.	15,254	369,299
Teradata Corp. (a)	60,016	2,728,928
VMware, Inc., Class A	17,036	3,477,559

		100,772,569

Specialty Retail 5.3%
Advance Auto Parts, Inc.	10,149	1,687,982
AutoZone, Inc. (a)	3,586	3,687,520
Best Buy Co., Inc.	37,707	2,805,778

12	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Dick’s Sporting Goods, Inc.	30,583	$1,131,571
Foot Locker, Inc.	41,114	2,352,132
Home Depot, Inc.	49,357	10,054,021
L Brands, Inc.	25,218	646,589
Lowe’s Cos., Inc.	53,198	6,018,822
Michaels Cos., Inc. (a)(b)	2,774	31,180
O’Reilly Automotive, Inc. (a)	6,877	2,603,426
TJX Cos., Inc.	29,103	1,597,173
Tractor Supply Co.	20,328	2,103,948
Ulta Beauty, Inc. (a)	233	81,312
Urban Outfitters, Inc. (a)	61,647	1,832,765
Williams-Sonoma, Inc. (b)	43,533	2,488,781

		39,123,000

Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc.	246,393	49,443,683
Dell Technologies, Inc., Class C (a)	40,977	2,762,259
NCR Corp. (a)	12,599	364,741
NetApp, Inc.	2,342	170,615
Xerox Corp.	9,552	318,655

		53,059,953

Textiles, Apparel & Luxury Goods 2.3%
Carter’s, Inc.	27,453	2,907,547
Hanesbrands, Inc.	53,461	966,040
NIKE, Inc., Class B	89,364	7,848,840
Ralph Lauren Corp.	435	57,238
Skechers U.S.A., Inc., Class A (a)	77,662	2,458,779
Under Armour, Inc., Class A (a)	123,575	2,853,347

		17,091,791

Tobacco 0.5%
Altria Group, Inc.	73,126	3,972,936

Trading Companies & Distributors 0.4%
HD Supply Holdings, Inc. (a)	10,274	469,419
United Rentals, Inc. (a)	15,965	2,249,788
W.W. Grainger, Inc.	62	17,484

		2,736,691

Wireless Telecommunication Services 0.0%‡
Telephone & Data Systems, Inc.	4,608	146,903

Total Common Stocks (Cost $522,077,826)		730,099,149

Exchange-Traded Funds 1.0%
Banks 1.0%
iShares Russell 1000 Growth ETF	48,551	7,674,942

Total Exchange-Traded Funds (Cost $6,323,176)		7,674,942

	Shares	Value
Short-Term Investment 0.0%‡
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 2.20% (c)	15,804	$15,804

Total Short-Term Investment (Cost $15,804)		15,804

Investment of Cash Collateral For Securities Loaned 0.1%
Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (c)	570,648	570,648

Total Investment of Cash Collateral For Securities Loaned (Cost $570,648)		570,648

Total Investments (Cost $528,987,454)	100.2%	738,360,543
Other Assets, Less Liabilities	(0.2)	(1,483,757)
Net Assets	100.0%	$736,876,786

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $2,088,909; the total market value of collateral held by the Fund was $2,148,975. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $1,578,327 (See Note 2(H)).

(c)	Current yield as of April 30, 2019.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$730,099,149	$—	$—	$730,099,149
Exchange-Traded Funds	7,674,942	—	—	7,674,942
Short-Term Investment
Affiliated Investment Company	15,804	—	—	15,804
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	570,648	—	—	570,648

Total Investments in Securities	$738,360,543	$—	$—	$738,360,543

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $528,971,650) including securities on loan of $2,088,909	$738,344,739
Investment in affiliated investment company, at value (identified cost $15,804)	15,804
Receivables:
Investment securities sold	332,652
Dividends	302,369
Fund shares sold	73,127
Securities lending income	785
Other assets	66,235

Total assets	739,135,711

Liabilities
Payables:
Fund shares redeemed	881,801
Collateral received for securities on loan	570,648
Manager (See Note 3)	410,906
Transfer agent (See Note 3)	157,496
NYLIFE Distributors (See Note 3)	134,762
Shareholder communication	61,802
Professional fees	32,780
Custodian	4,886
Trustees	506
Accrued expenses	3,338

Total liabilities	2,258,925

Net assets	$736,876,786

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,743
Additional paid-in capital	532,356,132

532,376,875
Total distributable earnings (loss)	204,499,911

Net assets	$736,876,786

Class A
Net assets applicable to outstanding shares	$445,344,551

Shares of beneficial interest outstanding	12,537,534

Net asset value per share outstanding	$35.52
Maximum sales charge (5.50% of offering price)	2.07

Maximum offering price per share outstanding	$37.59

Investor Class
Net assets applicable to outstanding shares	$114,535,888

Shares of beneficial interest outstanding	3,269,469

Net asset value per share outstanding	$35.03
Maximum sales charge (5.50% of offering price)	2.04

Maximum offering price per share outstanding	$37.07

Class B
Net assets applicable to outstanding shares	$21,816,123

Shares of beneficial interest outstanding	661,686

Net asset value and offering price per share outstanding	$32.97

Class C
Net assets applicable to outstanding shares	$3,798,641

Shares of beneficial interest outstanding	115,253

Net asset value and offering price per share outstanding	$32.96

Class I
Net assets applicable to outstanding shares	$151,320,399

Shares of beneficial interest outstanding	4,156,886

Net asset value and offering price per share outstanding	$36.40

Class R2
Net assets applicable to outstanding shares	$61,184

Shares of beneficial interest outstanding	1,734

Net asset value and offering price per share outstanding	$35.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,753,565
Securities lending	308,005
Dividends-affiliated	5,523

Total income	5,067,093

Expenses
Manager (See Note 3)	2,279,956
Distribution/Service—Class A (See Note 3)	518,074
Distribution/Service—Investor Class (See Note 3)	130,511
Distribution/Service—Class B (See Note 3)	107,131
Distribution/Service—Class C (See Note 3)	21,873
Distribution/Service—Class R2 (See Note 3)	73
Transfer agent (See Note 3)	484,294
Registration	51,758
Professional fees	43,641
Shareholder communication	37,407
Custodian	12,143
Trustees	7,703
Shareholder service (See Note 3)	29
Miscellaneous	16,202

Total expenses before waiver/reimbursement	3,710,795
Expense waiver/reimbursement from Manager (See Note 3)	(68,928)

Net expenses	3,641,867

Net investment income (loss)	1,425,226

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(4,258,840)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	55,136,273

Net realized and unrealized gain (loss) on investments	50,877,433

Net increase (decrease) in net assets resulting from operations	$52,302,659

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,957.

16	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,425,226	$1,214,519
Net realized gain (loss) on investments	(4,258,840)	62,460,598
Net change in unrealized appreciation (depreciation) on investments	55,136,273	5,085,631

Net increase (decrease) in net assets resulting from operations	52,302,659	68,760,748

Distributions to shareholders:
Class A	(39,089,820)	(15,023,981)
Investor Class	(9,718,303)	(5,177,510)
Class B	(2,226,518)	(1,195,817)
Class C	(470,307)	(195,477)
Class I	(8,223,341)	(3,430,158)
Class R2	(5,343)	(1,992)

Total distributions to shareholders	(59,733,632)	(25,024,935)

Capital share transactions:
Net proceeds from sale of shares	69,917,302	23,922,513
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	59,304,500	24,812,187
Cost of shares redeemed	(41,618,959)	(83,991,507)

Increase (decrease) in net assets derived from capital share transactions	87,602,843	(35,256,807)

Net increase (decrease) in net assets	80,171,870	8,479,006

Net Assets
Beginning of period	656,704,916	648,225,910

End of period	$736,876,786	$656,704,916

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$36.41	$34.18	$29.07	$32.33		$33.75	$32.09

Net investment income (loss) (a)	0.08	0.09	0.12	(0.04)		(0.12)	(0.09)

Net realized and unrealized gain (loss) on investments	2.34	3.47	7.39	(0.97)		1.68	3.35

Total from investment operations	2.42	3.56	7.51	(1.01)		1.56	3.26

Less dividends and distributions:

From net investment income	(0.06)	(0.02)	—	—		—	(0.02)

From net realized gain on investments	(3.25)	(1.31)	(2.40)	(2.25)		(2.98)	(1.58)

Total dividends and distributions	(3.31)	(1.33)	(2.40)	(2.25)		(2.98)	(1.60)

Net asset value at end of period	$35.52	$36.41	$34.18	$29.07		$32.33	$33.75

Total investment return (b)	7.24%	10.74%	27.88%	(3.39%)		4.83%	10.74%

Ratios of net investment income (loss) to average net assets:

Before waivers and reimbursements	0.48%††	0.23%	0.39%	(0.15%)		(0.38%)	(0.34%)

After expense waivers and reimbursements	0.48%††	0.23%	0.39%	(0.14	%)(c)	(0.36%)	(0.30%)

Ratios of expenses to average net assets:

Before waivers/reimbursements (d)	1.06%††	1.06%	1.09%	1.16%		1.19%	1.21%

After waivers/reimbursements (d)	1.06%††	1.06%	1.09%	1.15	% (e)	1.17%	1.17%

Portfolio turnover rate	61%	116%	139%	137%		118%	88%

Net assets at end of period (in 000’s)	$445,345	$431,854	$391,245	$260,670		$294,445	$298,913

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Six months ended April 30,		Year ended October 31,

Investor Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$35.94		$33.82	$28.86	$32.17	$33.64	$32.01

Net investment income (loss) (a)	0.03		0.00 ‡	0.06	(0.10)	(0.16)	(0.14)

Net realized and unrealized gain (loss) on investments	2.31		3.43	7.30	(0.96)	1.67	3.35

Total from investment operations	2.34		3.43	7.36	(1.06)	1.51	3.21

Less distributions:

From net realized gain on investments	(3.25)		(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Net asset value at end of period	$35.03		$35.94	$33.82	$28.86	$32.17	$33.64

Total investment return (b)	7.08%		10.47%	27.54%	(3.60%)	4.72%	10.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.20	%††	0.01%	0.21%	(0.34%)	(0.51%)	(0.43%)

Net expenses (c)	1.34	%††	1.31%	1.35%	1.35%	1.32%	1.30%

Expenses (before waiver/reimbursement) (c)	1.44	%††	1.37%	1.35%	1.35%	1.32%	1.30%

Portfolio turnover rate	61%		116%	139%	137%	118%	88%

Net assets at end of period (in 000’s)	$114,536		$108,043	$134,867	$200,772	$224,402	$239,712

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$34.13		$32.42	$27.95	$31.45	$33.18	$31.81

Net investment income (loss) (a)	(0.08)		(0.26)	(0.16)	(0.30)	(0.40)	(0.37)

Net realized and unrealized gain (loss) on investments	2.17		3.28	7.03	(0.95)	1.65	3.32

Total from investment operations	2.09		3.02	6.87	(1.25)	1.25	2.95

Less distributions:

From net realized gain on investments	(3.25)		(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Net asset value at end of period	$32.97		$34.13	$32.42	$27.95	$31.45	$33.18

Total investment return (b)	6.69%		9.63%	26.61%	(4.30%)	3.91%	9.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.54	%)††	(0.74%)	(0.56%)	(1.09%)	(1.26%)	(1.17%)

Net expenses (c)	2.09	% ††	2.06%	2.10%	2.10%	2.07%	2.05%

Expenses (before waiver/reimbursement) (c)	2.19	% ††	2.12%	2.10%	2.10%	2.07%	2.05%

Portfolio turnover rate	61%		116%	139%	137%	118%	88%

Net assets at end of period (in 000’s)	$21,816		$23,554	$30,064	$33,468	$43,403	$51,495

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$34.12		$32.41	$27.94	$31.44	$33.17	$31.81

Net investment income (loss) (a)	(0.08)		(0.27)	(0.17)	(0.31)	(0.39)	(0.37)

Net realized and unrealized gain (loss) on investments	2.17		3.29	7.04	(0.94)	1.64	3.31

Total from investment operations	2.09		3.02	6.87	(1.25)	1.25	2.94

Less distributions:

From net realized gain on investments	(3.25)		(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Net asset value at end of period	$32.96		$34.12	$32.41	$27.94	$31.44	$33.17

Total investment return (b)	6.70%		9.63%	26.62%	(4.34%)	3.94%	9.76%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.51	%)††	(0.77%)	(0.58%)	(1.10%)	(1.25%)	(1.19%)

Net expenses (c)	2.09	% ††	2.06%	2.10%	2.10%	2.07%	2.05%

Expenses (before waiver/reimbursement) (c)	2.19	% ††	2.12%	2.10%	2.10%	2.07%	2.05%

Portfolio turnover rate	61%		116%	139%	137%	118%	88%

Net assets at end of period (in 000’s)	$3,799		$5,331	$4,884	$4,831	$5,265	$4,880

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$37.28	$34.96	$29.62	$32.83	$34.14	$32.44

Net investment income (loss) (a)	0.12	0.18	0.20	(0.02)	(0.04)	(0.02)

Net realized and unrealized gain (loss) on investments	2.41	3.55	7.54	(0.94)	1.71	3.39

Total from investment operations	2.53	3.73	7.74	(0.96)	1.67	3.37

Less dividends and distributions:

From net investment income	(0.16)	(0.10)	—	—	—	(0.09)

From net realized gain on investments	(3.25)	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Total dividends and distributions	(3.41)	(1.41)	(2.40)	(2.25)	(2.98)	(1.67)

Net asset value at end of period	$36.40	$37.28	$34.96	$29.62	$32.83	$34.14

Total investment return (b)	7.38%	11.03%	28.16%	(3.17%)	5.12%	11.00%

Ratios of net investment income (loss) to average net assets:

Before waivers and reimbursements	0.68%††	0.49%	0.62%	(0.12%)	(0.13%)	(0.09%)

After expense waivers and reimbursements	0.68%††	0.49%	0.62%	(0.07%)	(0.11%)	(0.05%)

Ratios of expenses to average net assets:

Before waivers/reimbursements (c)	0.81%††	0.81%	0.83%	0.98%	0.94%	0.96%

After waivers/reimbursements (c)	0.81%††	0.81%	0.83%	0.92%	0.92%	0.92%

Portfolio turnover rate	61%	116%	139%	137%	118%	88%

Net assets at end of period (in 000’s)	$151,320	$87,866	$87,115	$15,473	$531,981	$559,776

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$36.16	$33.97	$28.94	$32.22	$33.68	$32.04

Net investment income (loss) (a)	0.06	0.05	0.09	(0.06)	(0.15)	(0.14)

Net realized and unrealized gain (loss) on investments	2.34	3.45	7.34	(0.97)	1.67	3.36

Total from investment operations	2.40	3.50	7.43	(1.03)	1.52	3.22

Less dividends and distributions:

From net investment income	(0.03)	—	—	—	—	—

From net realized gain on investments	(3.25)	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Total dividends and distributions	(3.28)	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Net asset value at end of period	$35.28	$36.16	$33.97	$28.94	$32.22	$33.68

Total investment return (b)	7.20%	10.64%	27.72%	(3.46%)	4.72%	10.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.38%††	0.13%	0.31%	(0.23%)	(0.48%)	(0.44%)

Net expenses (c)	1.16%††	1.16%	1.19%	1.24%	1.29%	1.31%

Portfolio turnover rate	61%	116%	139%	137%	118%	88%

Net assets at end of period (in 000’s)	$61	$58	$52	$38	$34	$32

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to the Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently has seven classes of shares registered for sale. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account until February 28, 2017. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R2 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The

21

Notes to Financial Statements (Unaudited) (continued)

Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

22	MainStay MacKay Growth Fund

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

23

Notes to Financial Statements (Unaudited) (continued)

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $2,088,909; the total market value of collateral held by the Fund was $2,148,975. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $1,578,327.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.69%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.09% of average daily net assets of the Fund’s Class I shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses,

24	MainStay MacKay Growth Fund

brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class I shares do not exceed 0.92% of its average daily net assets of the Fund’s Class I shares. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $2,279,956 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $68,928.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$29

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,123 and $7,047, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $8, $7,553 and $58, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$147,654
Investor Class	236,513
Class B	48,607
Class C	9,958
Class I	41,541
Class R2	21

(E)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$14	$68,524	$(68,522)	$—	$—	$16	$6	$—	16

25

Notes to Financial Statements (Unaudited) (continued)

(F)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$48,803	79.8%

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$529,426,204	$219,717,814	$(10,783,475)	$208,934,339

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$15,414,955
Long-Term Capital Gain	9,609,980
Total	$25,024,935

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $441,807 and $412,146, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	142,616	$4,707,822
Shares issued to shareholders in reinvestment of dividends and distributions	1,159,911	38,706,232
Shares redeemed	(642,087)	(21,232,133)

Net increase (decrease) in shares outstanding before conversion	660,440	22,181,921
Shares converted into Class A (See Note 1)	95,279	3,118,823
Shares converted from Class A (See Note 1)	(79,578)	(2,684,625)

Net increase (decrease)	676,141	$22,616,119

Year ended October 31, 2018:
Shares sold	352,316	$12,971,693
Shares issued to shareholders in reinvestment of dividends and distributions	444,915	14,860,164
Shares redeemed	(1,457,440)	(53,119,466)

Net increase (decrease) in shares outstanding before conversion	(660,209)	(25,287,609)
Shares converted into Class A (See Note 1)	1,109,274	40,634,221
Shares converted from Class A (See Note 1)	(34,692)	(1,299,552)

Net increase (decrease)	414,373	$14,047,060

26	MainStay MacKay Growth Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	39,003	$1,277,326
Shares issued to shareholders in reinvestment of dividends and distributions	294,139	9,691,875
Shares redeemed	(135,879)	(4,454,996)

Net increase (decrease) in shares outstanding before conversion	197,263	6,514,205
Shares converted into Investor Class (See Note 1)	109,002	3,593,614
Shares converted from Investor Class (See Note 1)	(43,331)	(1,408,438)

Net increase (decrease)	262,934	$8,699,381

Year ended October 31, 2018:
Shares sold	101,904	$3,722,510
Shares issued to shareholders in reinvestment of dividends and distributions	156,253	5,162,594
Shares redeemed	(299,214)	(10,744,937)

Net increase (decrease) in shares outstanding before conversion	(41,057)	(1,859,833)
Shares converted into Investor Class (See Note 1)	86,586	3,174,510
Shares converted from Investor Class (See Note 1)	(1,026,899)	(37,149,916)

Net increase (decrease)	(981,370)	$(35,835,239)

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,040	$89,027
Shares issued to shareholders in reinvestment of dividends and distributions	71,379	2,219,881
Shares redeemed	(38,934)	(1,200,625)

Net increase (decrease) in shares outstanding before conversion	35,485	1,108,283
Shares converted from Class B (See Note 1)	(63,980)	(1,922,600)

Net increase (decrease)	(28,495)	$(814,317)

Year ended October 31, 2018:
Shares sold	15,911	$548,582
Shares issued to shareholders in reinvestment of dividends and distributions	37,656	1,189,538
Shares redeemed	(136,469)	(4,682,820)

Net increase (decrease) in shares outstanding before conversion	(82,902)	(2,944,700)
Shares converted from Class B (See Note 1)	(154,363)	(5,371,163)

Net increase (decrease)	(237,265)	$(8,315,863)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	12,417	$365,298
Shares issued to shareholders in reinvestment of dividends and distributions	15,030	467,279
Shares redeemed	(45,713)	(1,391,766)

Net increase (decrease) in shares outstanding before conversion	(18,266)	(559,189)
Shares converted from Class C (See Note 1)	(22,724)	(702,303)

Net increase (decrease)	(40,990)	$(1,261,492)

Year ended October 31, 2018:
Shares sold	32,763	$1,148,959
Shares issued to shareholders in reinvestment of dividends and distributions	5,963	188,384
Shares redeemed	(33,203)	(1,142,959)

Net increase (decrease)	5,523	$194,384

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,944,209	$63,475,031
Shares issued to shareholders in reinvestment of dividends and distributions	240,453	8,213,889
Shares redeemed	(384,812)	(13,334,985)

Net increase (decrease) in shares outstanding before conversion	1,799,850	58,353,935
Shares converted into Class I (See Note 1)	178	5,529

Net increase (decrease)	1,800,028	$58,359,464

Year ended October 31, 2018:
Shares sold	143,864	$5,523,833
Shares issued to shareholders in reinvestment of dividends and distributions	99,927	3,409,515
Shares redeemed	(378,889)	(14,295,551)

Net increase (decrease) in shares outstanding before conversion	(135,098)	(5,362,203)
Shares converted into Class I (See Note 1)	305	11,900

Net increase (decrease)	(134,793)	$(5,350,303)

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	86	$2,798
Shares issued to shareholders in reinvestment of dividends and distributions	161	5,344
Shares redeemed	(128)	(4,454)

Net increase (decrease)	119	$3,688

Year ended October 31, 2018:
Shares sold	194	$6,936
Shares issued to shareholders in reinvestment of dividends and distributions	60	1,992
Shares redeemed	(155)	(5,774)

Net increase (decrease)	99	$3,154

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value

27

Notes to Financial Statements (Unaudited) (continued)

Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay MacKay Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

30	MainStay MacKay Growth Fund

Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged

Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

32	MainStay MacKay Growth Fund

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

34	MainStay MacKay Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737427 MS065-19	MSCG10-06/19 (NYLIM) NL223

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	0.21 4.93%	1.92 6.72%	5.34 6.32%	6.80 7.34%	0.87 0.87%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	0.20 4.92	1.99 6.80	5.34 6.32	6.76 7.30	0.89 0.89
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3/31/2010	3.54 4.54	4.92 5.92	5.51 5.51	6.50 6.50	1.63 1.63
Class I Shares	No Sales Charge		3/31/2010	5.05	7.07	6.60	7.60	0.62

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Bloomberg Barclays Municipal Bond Index[3]	5.68%	6.16%	3.56%	4.18%
High Yield Municipal Bond Composite Index[4]	5.90	7.42	5.02	5.72
Morningstar High Yield Muni Category Average[5]	5.26	6.21	5.05	5.53

3.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The

Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,049.30	$4.42	$1,020.48	$4.36	0.87%

Investor Class Shares	$1,000.00	$1,049.20	$4.47	$1,020.43	$4.41	0.88%

Class C Shares	$1,000.00	$1,045.40	$8.27	$1,016.71	$8.15	1.63%

Class I Shares	$1,000.00	$1,050.50	$3.15	$1,021.72	$3.11	0.62%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

State Composition as of April 30, 2019 (Unaudited)

Illinois	12.9%

Puerto Rico	10.8

California	9.7

Texas	6.0

Ohio	5.8

New York	4.6

Pennsylvania	4.3

New Jersey	2.9

Georgia	2.8

Virginia	2.6

Michigan	2.3

Minnesota	2.3

Colorado	2.2

Massachusetts	2.2

Wisconsin	2.0

Florida	1.9

Oklahoma	1.8

U.S. Virgin Islands	1.8

South Carolina	1.6

District of Columbia	1.2

Guam	1.2

Alabama	1.1

Arizona	1.1

Indiana	1.1

Kentucky	1.1

Tennessee	1.1

Iowa	1.0

Delaware	0.7

Maryland	0.7

North Dakota	0.7%

Oregon	0.7

Alaska	0.6

Missouri	0.6

Washington	0.6

West Virginia	0.5

Kansas	0.4

Louisiana	0.4

Nevada	0.4

North Carolina	0.4

Connecticut	0.3

New Mexico	0.3

Rhode Island	0.3

Utah	0.3

Hawaii	0.2

New Hampshire	0.2

Arkansas	0.1

Maine	0.1

Mississippi	0.1

Montana	0.1

Multi-State	0.1

South Dakota	0.1

Vermont	0.1

Idaho	0.0	‡

Nebraska	0.0	‡

Wyoming	0.0	‡

Other Assets, Less Liabilities	1.6

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2019 (Unaudited)

1.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 7/1/24–7/1/58

2.	State of Illinois, Unlimited General Obligation, 3.25%–5.50%, due 11/1/19–12/1/41

3.	Golden State Tobacco Securitization Corp., Revenue Bonds, (zero coupon)–5.25%, due 6/1/47

4.	City of Chicago IL, Unlimited General Obligation, 4.625%–6.00%, due 1/1/31–1/1/49

5.	Duluth Economic Development Authority Health Care Facilities, Essentia Health Obligated Group, Revenue Bonds, 5.00%–5.25%, due 2/15/48–2/15/58
6.	Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds, 5.00%–6.00%, due 7/1/21–7/1/47

7.	Chicago Board of Education, Unlimited General Obligation, 5.00%–7.00%, due 12/1/31–12/1/46

8.	Tobacco Settlement Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 6/1/46–6/1/52

9.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/47

10.	South Carolina Public Service Authority, Revenue Bonds, 5.00%–5.50%, due 12/1/46–12/1/56

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned 5.05%, underperforming the 5.68% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index, and the 5.90% return of the Fund’s secondary benchmark, the High Yield Municipal Bond Composite Index. Over the same period, Class I shares also underperformed the 5.26% return of the Morningstar High Yield Muni Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Bloomberg Barclays Municipal Bond Index during the reporting period primarily due to credit and yield curve2 positioning. The Fund’s holdings of below-investment-grade credits, which were not included in the primary benchmark, contributed positively to relative performance during the reporting period. (Contributions take weightings and total returns into account.) However, the Fund’s large underweight position in to AA- and AAA-rated bonds undermined relative performance even more as high-quality bonds outperformed lower-rated credits.3 From a geographic perspective, the Fund’s overweight exposure to bonds from Illinois and Puerto Rico contributed positively to relative performance, while an underweight position in to New York bonds and security selection in California holdings detracted. Lastly, yield curve positioning played a role in the Fund’s relative performance during the same period, with bonds maturing in more than 15 years adding to performance while bonds maturing in less than 15 years detracting from performance.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration during the reporting period was targeted to maintain a neutral range relative to the Fund’s investable universe as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Bloomberg Barclays Municipal Bond Index, the Fund’s duration may differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst5 was 6.4 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s holdings in the hospital and education sectors produced the strongest positive contribution to performance versus the Bloomberg Barclays Municipal Bond Index. The Fund’s slightly overweight exposure in the special tax sector also contributed positively. Notable detractors from performance included the Fund’s underweight exposure to the state and local general obligations sectors, as well as the transportation sector.

What were some of the Fund’s largest purchases and sales during the reporting period?

As the Fund remained focused on diversification and liquidity, no individual purchase or sale was considered significant during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

There were no material changes in the Fund’s sector exposure during the reporting period. There was a small increase to the Fund’s exposure to the education, industrial development revenue/pollution control revenue and local general obligation sectors. At the same time, the Fund decreased its exposure to the hospital, tobacco and state general obligation sectors. On a state level, the Fund increased its exposure to Puerto Rico while decreasing exposure to New York, Missouri and Massachusetts during the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

“Modified duration” is inversely related to the approximate percentage change in price for a given change in yield. “Duration to worst” is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund held an overweight position relative to the Bloomberg Barclays Municipal Bond Index in the hospital, tobacco and education sectors. As of the same date, the Fund held an underweight exposure to the state general obligation and transportation sectors. From a state perspective, as of the end of the reporting period, the Fund held an overweight exposure to bonds from Puerto Rico and Illinois, and an underweight exposure to New York and California securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 96.7%† Municipal Bonds 96.7%
Alabama 1.1%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds Series S 5.75%, due 6/1/45	$1,250,000	$1,358,787
County of Jefferson AL, Sewer, Revenue Bonds
Senior Lien-Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,376,662
Series D 6.00%, due 10/1/42	2,500,000	2,911,500
Industrial Development Board of the City of Mobile Alabama, Pollution Control Electric Power Co.-Barry Plant, Revenue Bonds 1st Series 2.30%, due 6/1/34 (a)	20,000,000	20,000,000
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds Series A 5.00%, due 10/1/43	5,080,000	5,489,448
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (b)
Series A 4.50%, due 5/1/32	5,000,000	5,277,100
Series A 5.25%, due 5/1/44	9,000,000	9,656,370
West Jefferson Industrial Development Board, Solid Waste Disposal, Revenue Bonds 2.34%, due 12/1/38 (a)(c)	11,800,000	11,800,000

		69,869,867

Alaska 0.6%
Alaska State Housing Finance Corp., Revenue Bonds Series A 2.32%, due 6/1/32 (a)(c)	14,365,000	14,365,000
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	24,160,000	23,646,842

		38,011,842

Arizona 1.1%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds Series B 2.30%, due 1/1/46 (a)	7,350,000	7,350,000

	Principal Amount	Value
Arizona (continued)
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	$7,945,000	$8,442,119
Arizona Industrial Development Authority, Revenue Bonds Series B 5.00%, due 3/1/37 (b)	3,280,000	3,510,256
Arizona Industrial Development Authority, American Charter Schools, Revenue Bonds (b)
6.00%, due 7/1/37	3,035,000	3,411,310
6.00%, due 7/1/47	4,785,000	5,294,650
Arizona Industrial Development Authority, Basis Schools Projects, Revenue Bonds (b)
Series G 5.00%, due 7/1/47	1,000,000	1,051,220
Series A 5.375%, due 7/1/50	1,500,000	1,599,375
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	2,450,000	2,639,973
Industrial Development Authority of the City of Phoenix, Basis Schools Projects, Revenue Bonds (b)
Series A 5.00%, due 7/1/35	1,700,000	1,799,586
Series A 5.00%, due 7/1/46	4,120,000	4,288,055
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student LLC, Revenue Bonds Series A 5.00%, due 7/1/37	1,000,000	1,130,890
Industrial Development Authority of the City of Phoenix, Great Hearts Academies, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,100,540
Industrial Development Authority of the City of Phoenix, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,150,000	1,195,011
Industrial Development Authority of the County of Pima, American Leadership AC, Revenue Bonds 5.625%, due 6/15/45 (b)	3,985,000	4,252,991
Industrial Development Authority of the County of Pima, Charter Schools Project, Revenue Bonds Series Q 5.375%, due 7/1/31	1,945,000	2,055,359

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Industrial Development Authority of the County of Pima, Paradise Education Center Project, Revenue Bonds 6.10%, due 6/1/45	$1,100,000	$1,103,949
Industrial Development Authority of the County of Yavapai, Agribusiness & Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	555,400
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	3,000,000	3,133,770
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	965,000	965,290
Pima County Industrial Development Authority, American Leadership Academy Project, Revenue Bonds 5.00%, due 6/15/47 (b)	4,150,000	4,224,077
Pinal County Industrial Development Authority, Environmental Facilities, Revenue Bonds 7.25%, due 10/1/33 (b)(c)	3,300,000	3,422,628
Tempe Industrial Development Authority, Revenue Bonds Series A 6.125%, due 10/1/47 (b)	2,800,000	3,082,688

		65,609,137

Arkansas 0.1%
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,603,866
Series C 5.00%, due 2/1/35	1,170,000	1,309,569
Little Rock Metrocentre Improvement District No. 1, Little Rock Newspapers, Inc., Revenue Bonds 2.30%, due 12/1/25 (a)	1,400,000	1,400,000

		4,313,435

California 9.7%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,975,179

	Principal Amount	Value
California (continued)
Antelope Valley Healthcare District, Revenue Bonds Series A 5.00%, due 3/1/46	$1,095,000	$1,133,938
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	904,255
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	847,020
California County Tobacco Securitization Agency, Revenue Bonds
Series A 5.125%, due 6/1/38	5,500,000	5,499,780
5.125%, due 6/1/38	4,225,000	4,236,154
5.25%, due 6/1/46	3,275,000	3,206,651
5.65%, due 6/1/41	8,600,000	8,605,074
California Municipal Finance Authority, Baptist University, Revenue Bonds (b)
Series A 5.375%, due 11/1/40	3,000,000	3,396,960
Series A 5.50%, due 11/1/45	6,000,000	6,803,760
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (c)
Insured: AGM 3.25%, due 12/31/32	6,715,000	6,782,687
Series A 5.00%, due 12/31/43	6,255,000	7,146,463
Series A 5.00%, due 12/31/47	30,445,000	34,671,375
Series B 5.00%, due 6/1/48	2,000,000	2,274,600
California Municipal Finance Authority, NorthBay Healthcare, Revenue Bonds Series A 5.00%, due 11/1/47	5,515,000	5,953,001
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (b)	1,165,000	1,227,234
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,576,255
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,112,760

12	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	$500,000	$525,800
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds 5.00%, due 5/15/51	40,000,000	45,372,800
California Municipal Finance Authority, William Jessup University, Revenue Bonds
5.00%, due 8/1/28	1,000,000	1,128,330
5.00%, due 8/1/48	2,675,000	2,862,812
California School Finance Authority, High Tech High Learning Project, Revenue Bonds Series A 5.00%, due 7/1/49 (b)	3,000,000	3,268,080
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	4,065,533
7.50%, due 11/1/41	1,000,000	1,147,050
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (b)
Series A 5.00%, due 6/1/36	2,250,000	2,491,200
Series A 5.00%, due 6/1/46	2,000,000	2,178,800
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	765,238
5.875%, due 11/1/43	435,000	487,639
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.00%, due 12/1/41 (b)	1,700,000	1,856,451
Series A 5.00%, due 12/1/46 (b)	4,545,000	4,942,233
Series A 5.25%, due 12/1/56 (b)	20,000,000	21,982,200
5.50%, due 12/1/54	3,800,000	4,169,968
Series A 5.50%, due 12/1/58 (b)	22,250,000	25,300,920

	Principal Amount	Value
California (continued)
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds
4.375%, due 1/1/48	$2,185,000	$2,298,970
5.00%, due 1/1/43	7,500,000	8,463,300
California Statewide Communities Development Authority, Redlands Community Hospital Obligated Group, Revenue Bonds 5.00%, due 10/1/46	1,560,000	1,765,062
California Statewide Communities Development Authority, Stars Citrus, Certificates of Participation Insured: NATL-RE 6.30%, due 4/1/28 (d)	200,000	200,000
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/50	2,000,000	2,260,260
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	128,700,000	5,925,348
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	843,646
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	905,009
City of Oroville CA, Oroville Hospital, Revenue Bonds 5.25%, due 4/1/54	4,200,000	4,740,624
City of Oroville CA,Oroville Hospital, Revenue Bonds 5.25%, due 4/1/49	6,735,000	7,622,538
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	6,828,898
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,555,276
Del Mar Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	1,665,000	1,811,237

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	$10,000,000	$3,802,900
Series C (zero coupon), due 8/1/39	17,900,000	6,402,293
Series C (zero coupon), due 8/1/43	16,000,000	4,497,600
Series C (zero coupon), due 8/1/44	8,000,000	2,123,520
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	1,500,000	1,756,170
Series C 6.50%, due 1/15/43	5,000,000	5,880,900
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,399,400
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	20,365,000	20,732,385
Golden State Tobacco Securitization Corp., Revenue Bonds
Series B (zero coupon), due 6/1/47	625,000,000	99,781,250
Series A-1 5.00%, due 6/1/47	18,210,000	17,874,936
Series A-2 5.00%, due 6/1/47	6,000,000	5,889,600
Series A-1 5.25%, due 6/1/47	6,500,000	6,543,745
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,792,402
Inland Empire Tobacco Securitization Authority, Revenue Bonds Series E (zero coupon), due 6/1/57 (b)	30,000,000	1,079,400
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,144,940
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,815,600

	Principal Amount	Value
California (continued)
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds Series B 2.457%, due 7/1/27 (e)	$38,575,000	$37,773,026
Riverside County Transportation Commission, Revenue Bonds Senior Lien-Series A 5.75%, due 6/1/48	1,480,000	1,627,290
Rohnerville School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	445,330
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	367,770
San Francisco City & County Redevelopment Agency, District #6 Mission Bay Public, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,954,747
Series C (zero coupon), due 8/1/38	2,000,000	728,800
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	476,651
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	16,500,000	18,310,380
Series B 5.25%, due 1/15/49	4,220,000	4,674,325
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Senior Lien-Series A 5.00%, due 1/15/50	18,150,000	20,081,341
Santa Ana Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	25,000,000	8,215,500
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	2,465,000	2,764,226
Stockton East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	66,305
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	87,345

14	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.80%, due 9/1/20	$125,000	$125,223
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,900,551
Insured: NATL-RE 5.25%, due 9/1/23	345,000	345,152
Insured: NATL-RE 5.25%, due 9/1/24	100,000	100,041
Insured: NATL-RE 5.25%, due 9/1/34	350,000	350,070
Insured: NATL-RE 5.375%, due 9/1/21	175,000	175,103
Stockton Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	3,997,652
Series B (zero coupon), due 6/1/50	16,260,000	2,376,074
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.125%, due 6/1/46	18,160,000	18,181,247
Series A-1 5.375%, due 6/1/38	2,470,000	2,482,251
Series A-1 5.50%, due 6/1/45	5,100,000	5,125,551
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	554,630
West Contra Costa Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,335,600
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	20,000,000	2,246,000

		593,503,590

Colorado 2.2%
Arista Metropolitan District, Limited General Obligation Series A 5.125%, due 12/1/48	3,500,000	3,609,550
Arkansas River Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/38	1,000,000	1,115,140

	Principal Amount	Value
Colorado (continued)
Arkansas River Power Authority, Revenue Bonds (continued)
Series A 5.00%, due 10/1/43	$14,675,000	$16,154,974
Belleview Station Metropolitan District No. 2, Limited General Obligation 5.125%, due 12/1/46	2,375,000	2,442,735
Broadway Station Metropolitan District No. 2, Unlimited General Obligation Series A 5.125%, due 12/1/48	3,000,000	3,034,500
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,321,638
Series A 5.375%, due 12/1/33	1,500,000	1,686,705
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.00%, due 10/1/32 (c)	7,000,000	7,550,060
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds
5.00%, due 12/1/35	3,500,000	3,856,475
Series A 5.00%, due 12/1/48	7,500,000	8,391,150
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds Series A 5.25%, due 5/15/47	2,000,000	2,190,480
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	4,175,000	4,597,009
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificates of Participation 5.00%, due 12/1/48	1,755,000	1,970,900
Denver Health & Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,631,820
Dominion Water & Sanitation District, Revenue Bonds
Senior Lien 5.75%, due 12/1/36	9,935,000	10,545,903
6.00%, due 12/1/46	1,000,000	1,062,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	$5,000,000	$4,646,250
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	210,526
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,774,783
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	483,380
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	868,768
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	3,341,233
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	354,205
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	1,117,898
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	522,428
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	206,597
(zero coupon), due 9/1/40	5,250,000	2,389,590
(zero coupon), due 9/1/41	3,925,000	1,710,319
Eagle County Airport Terminal Corp., Revenue Bonds Series B 5.00%, due 5/1/33 (c)	2,435,000	2,772,199
Fountain Urban Renewal Authority, Improvement-South Academy Highland, Tax Allocation Series A 5.25%, due 11/1/37	1,900,000	1,948,298
Fruita Co. Healthcare, Canyons Hospital & Medical Center Project, Revenue Bonds Series A 5.50%, due 1/1/48 (b)	10,000,000	10,860,000
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation Senior Lien-Series A 5.00%, due 12/1/45	4,000,000	4,404,560
Southglenn Metropolitan District, Special Revenue, Limited General Obligation 5.00%, due 12/1/46	2,100,000	2,130,534
Sterling Ranch Community Authority Board, Revenue Bonds Series A 5.00%, due 12/1/47	3,500,000	3,532,620

	Principal Amount	Value
Colorado (continued)
Tender Option Bond Trust Receipts, Revenue Bonds Series 2015-XF1025 2.35%, due 1/1/45 (a)(b)	$2,000,000	$2,000,000
Villages at Castle Rock CO, Metropolitan District No. 6, Cobblestone Ranch Project, Limited General Obligation Series 2 (zero coupon), due 12/1/37	40,000,000	11,557,600

		132,993,607

Connecticut 0.3%
City of Hartford CT, Unlimited General Obligation
Series B 5.00%, due 4/1/26	60,000	66,386
Series B 5.00%, due 4/1/27	500,000	552,195
Series B 5.00%, due 4/1/30	640,000	699,309
Series B 5.00%, due 4/1/33	100,000	108,630
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (b)	1,500,000	1,557,690
Connecticut State Health & Educational Facility Authority, University of New Haven, Revenue Bonds Series K-3 5.00%, due 7/1/48	3,695,000	4,119,038
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds Series A 5.00%, due 2/1/36	1,475,000	1,415,558
State of Connecticut, Bradley International Airport, Revenue Bonds Series A, Insured: ACA 6.60%, due 7/1/24 (c)	2,075,000	2,081,495
State of Connecticut, Unlimited General Obligation
Series C 5.00%, due 6/15/28	5,000,000	6,090,750
Series E 5.00%, due 9/15/37	2,250,000	2,645,662

		19,336,713

Delaware 0.7%
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	2,235,000	2,299,927
4.375%, due 6/1/48	9,650,000	9,988,232

16	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Delaware (continued)
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds (continued)
5.00%, due 6/1/37	$1,000,000	$1,140,650
5.00%, due 6/1/43	5,000,000	5,637,250
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,855,000	4,162,244
Kent County DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A 5.00%, due 7/1/40	1,050,000	1,155,179
Series A 5.00%, due 7/1/48	2,735,000	2,987,222
Series A 5.00%, due 7/1/53	4,340,000	4,723,352
Series A 5.00%, due 7/1/58	6,950,000	7,512,880

		39,606,936

District of Columbia 1.2%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,089,130
District of Columbia, Friendship Public Charter School, Revenue Bonds 5.00%, due 6/1/46	1,400,000	1,522,108
District of Columbia, Howard University, Revenue Bonds Series A 6.50%, due 10/1/41	885,000	925,834
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	1,015,000	997,826
District of Columbia, Provident Group-Howard Properties, Revenue Bonds
5.00%, due 10/1/30	1,500,000	1,549,785
5.00%, due 10/1/45	5,355,000	5,431,898
District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/15/46	85,000,000	13,119,750
District of Columbia, Unrefunded-Howard University, Revenue Bonds Series A 6.25%, due 10/1/32	1,400,000	1,467,438

	Principal Amount	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital, Revenue Bonds 5.00%, due 10/1/53	$40,000,000	$42,435,600
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds 2nd Senior Lien (zero coupon), due 10/1/39	5,005,000	2,217,215

		70,756,584

Florida 1.9%
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,120,000	4,171,582
Capital Trust Agency, Inc., Odyssey Charter School, Revenue Bonds Series A 5.50%, due 7/1/47 (b)	2,000,000	2,096,260
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,794,165
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,654,980
City of Atlantic Beach Health Care Facilities, Fleet Landing Project, Revenue Bonds
Series B-2 3.00%, due 11/15/23	3,500,000	3,515,715
Series B-1 3.25%, due 11/15/24	2,155,000	2,174,460
Series A 5.00%, due 11/15/48	3,000,000	3,303,120
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	810,000	812,300
City of Tallahassee FL, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	7,500,000	8,174,625
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,387,025
6.125%, due 6/1/43	2,500,000	2,685,425

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
County of Bay FL, Bay Haven Charter Academy, Inc., Revenue Bonds
Series A 5.00%, due 9/1/45	$250,000	$261,387
Series A 6.00%, due 9/1/40	1,000,000	1,032,380
County of St. Lucie FL, Power & Light Co. Project, Revenue Bonds 2.30%, due 9/1/28 (a)	6,200,000	6,200,000
Escambia County, Gulf Power Co. Project, Revenue Bonds 2nd Series 2.32%, due 4/1/39 (a)	11,400,000	11,400,000
Florida Development Finance Corp., Florida Charter Foundation, Inc. Projects, Revenue Bonds Series A 4.75%, due 7/15/36 (b)	4,605,000	4,556,601
Florida State Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds 4.00%, due 3/1/47	6,670,000	6,761,913
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds Series A 5.75%, due 12/1/52 (b)	4,500,000	4,619,205
Lee Memorial Health Systems, Revenue Bonds Series B 2.60%, due 4/1/49 (d)	14,000,000	14,000,000
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	3,500,000	3,788,015
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds
5.00%, due 11/15/29	1,825,000	1,998,284
5.00%, due 11/15/39	2,230,000	2,447,269
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,674,855
Series C 5.00%, due 10/1/40	1,000,000	1,097,160
Series A 7.25%, due 10/1/40	2,500,000	2,823,550
North Sumter County Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,592,100

	Principal Amount	Value
Florida (continued)
Osceola County Expressway Authority, Poinciana, Revenue Bonds Senior Lien 6.00%, due 10/1/36	$4,000,000	$3,489,000
Osceola County Expressway Authority, Revenue Bonds Senior Lien-Series A 5.375%, due 10/1/47	11,170,000	12,034,558
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds Series A 5.00%, due 12/15/48 (b)	3,280,000	3,414,546

		116,960,480

Georgia 2.8%
Appling County Development Authority, Georgia Power Co., Plant Hatch Project, Revenue Bonds (a)
2.37%, due 9/1/29	10,900,000	10,900,000
2.37%, due 9/1/41	26,400,000	26,400,000
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds (a)
2.37%, due 11/1/52	28,155,000	28,155,000
1st Series 2.38%, due 7/1/49	2,400,000	2,400,000
2.43%, due 11/1/52 (c)	18,450,000	18,450,000
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	8,100,000	8,971,560
Cobb County Development Authority, Kennesaw State University, Revenue Bonds Junior Lien 5.00%, due 7/15/38	2,390,000	2,562,319
Floyd County Development Authority, Georgia Power Co., Plant Hammond Project, Revenue Bonds 2.37%, due 9/1/26 (a)	1,800,000	1,800,000
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds 5.00%, due 7/1/36	4,000,000	4,288,440
Gainesville & Hall County Development Authority, Educational Facilities, Riverside Military Academy, Revenue Bonds 5.125%, due 3/1/52	1,500,000	1,617,630

18	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Heard County Development Authority, Georgia Power Co. Plant Wansley, Revenue Bonds 2.39%, due 9/1/26 (a)	$1,100,000	$1,100,000
Main Street Natural Gas, Inc., Revenue Bonds
Series A 4.00%, due 5/15/39	6,800,000	7,058,536
Series A 5.00%, due 5/15/38	3,500,000	4,262,265
Series A 5.00%, due 5/15/49	15,000,000	18,796,950
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds Series A 5.00%, due 11/1/37 (b)	3,750,000	4,125,637
Monroe County Development Authority, Georgia Power Co., Scherer Project, Revenue Bonds 2.37%, due 11/1/48 (a)	20,815,000	20,815,000
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,513,780

		168,217,117

Guam 1.2%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (c)	3,000,000	3,462,450
Guam Government Waterworks Authority, Water & Wastewater Systems Revenue, Revenue Bonds 5.00%, due 7/1/40	9,020,000	9,979,367
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 1/1/46	4,200,000	4,587,786
5.50%, due 7/1/43	13,565,000	14,717,347
Port Authority of Guam, Revenue Bonds Series A 5.00%, due 7/1/48	5,200,000	5,870,592
Territory of Guam, Business Privilege Tax, Revenue Bonds Series A 5.00%, due 1/1/20	350,000	356,272
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,569,914

	Principal Amount	Value
Guam (continued)
Territory of Guam, Revenue Bonds (continued)
Series D 5.00%, due 11/15/39	$25,750,000	$27,473,190
Series A 5.125%, due 1/1/42	3,420,000	3,536,109
Series A 6.50%, due 11/1/40	3,990,000	4,281,430

		75,834,457

Hawaii 0.2%
Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc, Revenue Bonds Series B 4.00%, due 3/1/37 (c)	4,200,000	4,290,552
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds
6.625%, due 7/1/33	2,085,000	2,213,978
Series A 6.875%, due 7/1/43	4,640,000	4,911,208
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (b)	1,500,000	1,503,570

		12,919,308

Idaho 0.0%‡
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds 5.00%, due 9/1/37	1,000,000	1,088,350

Illinois 12.9%
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (b)
Series B 7.00%, due 12/1/42	10,000,000	12,159,700
Series A 7.00%, due 12/1/46	4,000,000	4,849,200
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	1,615,000	1,786,045
5.00%, due 4/1/36	1,270,000	1,399,426
5.00%, due 4/1/42	8,500,000	9,244,770
Chicago Board of Education, School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC 5.50%, due 12/1/26	19,400,000	22,543,382

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE (zero coupon), due 12/1/27	$5,105,000	$3,737,319
Series B-1, Insured: NATL-RE (zero coupon), due 12/1/30	11,785,000	7,443,642
Series B-1, Insured: NATL-RE (zero coupon), due 12/1/31	675,000	405,466
Series A, Insured: NATL-RE (zero coupon), due 12/1/31	170,000	102,117
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	35,000,000	40,555,900
Chicago Board of Education, Unlimited General Obligation
Series F 5.00%, due 12/1/31	21,515,000	21,896,891
Series B 5.00%, due 12/1/33	2,050,000	2,128,782
Series G 5.00%, due 12/1/34	5,000,000	5,381,050
Series H 5.00%, due 12/1/36	7,000,000	7,485,030
Series A 5.00%, due 12/1/41	1,805,000	1,840,829
Series A 5.00%, due 12/1/42	21,065,000	21,616,903
Series D 5.00%, due 12/1/46	6,500,000	6,822,725
Series H 5.00%, due 12/1/46	7,000,000	7,365,050
Series C 5.25%, due 12/1/39	1,405,000	1,479,521
Series A 5.25%, due 12/1/41	5,295,000	5,432,193
Series A 5.50%, due 12/1/39	6,995,000	7,228,073
Series A 7.00%, due 12/1/44	11,375,000	13,317,509
Chicago O’Hare International Airport Special Facility, AMT-Trips Obligated Group, Revenue Bonds (c)
5.00%, due 7/1/38	1,500,000	1,703,160
5.00%, due 7/1/48	5,000,000	5,636,400
Chicago O’Hare International Airport Special Facility, Lufthansa German Project, Revenue Bonds 2.46%, due 5/1/35 (a)(c)	40,000,000	40,000,000
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	7,500,000	8,290,125

	Principal Amount	Value
Illinois (continued)
City of Chicago IL, City Colleges, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 1/1/34	$300,000	$167,922
City of Chicago IL, Sales Tax, Revenue Bonds
Series A 5.25%, due 1/1/38	11,550,000	12,625,882
Series A 5.00%, due 1/1/41	10,000,000	10,866,600
City of Chicago IL, Unlimited General Obligation
Series A 4.625%, due 1/1/32	145,000	146,866
Series A, Insured: NATL-RE 5.00%, due 1/1/32	490,000	491,455
Series C 5.00%, due 1/1/34	280,000	280,585
Series A 5.00%, due 1/1/35	13,020,000	13,694,696
Series A 5.00%, due 1/1/36	3,250,000	3,412,403
Series A 5.00%, due 1/1/39	6,000,000	6,424,740
Series A 5.00%, due 1/1/40	5,700,000	6,086,859
Series A 5.25%, due 1/1/35	5,000,000	5,135,550
Series B 5.50%, due 1/1/31	2,360,000	2,607,611
Series 2005D 5.50%, due 1/1/37	3,500,000	3,807,335
Series 2005D 5.50%, due 1/1/40	1,245,000	1,346,468
Series A 5.50%, due 1/1/49	18,650,000	20,605,266
Series A 5.75%, due 1/1/34	3,850,000	4,382,763
Series A 6.00%, due 1/1/38	34,385,000	39,231,910
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/37	15,000,000	15,214,050
City of Romeoville IL, Lewis University, Revenue Bonds
Series B 4.125%, due 10/1/41	1,000,000	1,008,260
Series B 4.125%, due 10/1/46	2,100,000	2,116,044
Series B 5.00%, due 10/1/36	1,000,000	1,076,970
Series B 5.00%, due 10/1/39	1,275,000	1,365,882

20	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Benedictine University, Revenue Bonds 5.00%, due 10/1/38	$5,750,000	$6,050,093
Illinois Finance Authority, Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,592,910
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,322,153
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,558,100
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds Series A 5.00%, due 5/15/47	1,155,000	1,206,836
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds
5.00%, due 2/15/37	7,675,000	7,030,530
5.125%, due 2/15/45	6,015,000	5,378,854
Illinois Finance Authority, Memorial Health System, Revenue Bonds 2.26%, due 10/1/22 (a)	1,200,000	1,200,000
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds 5.00%, due 9/1/32	1,830,000	1,987,563
Illinois Finance Authority, Northwestern Memorial Hospital, Revenue Bonds Series A-4 2.22%, due 8/15/42 (a)	6,525,000	6,525,000
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	2,000,740
6.50%, due 4/1/44	3,000,000	3,060,090
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C 4.25%, due 8/1/42	2,900,000	2,921,895
Series C 5.00%, due 8/1/49	1,300,000	1,426,945
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds Series A 5.00%, due 2/15/50	8,335,000	9,083,150

	Principal Amount	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds Series B (zero coupon), due 12/15/54	$145,000,000	$28,844,850
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 6/15/34	46,915,000	26,607,373
Series A, Insured: NATL-RE (zero coupon), due 12/15/36	33,845,000	17,150,615
Series A 5.50%, due 6/15/50	8,025,000	8,160,863
Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds
Series B (zero coupon), due 12/15/50	31,290,000	7,840,648
4.25%, due 6/15/42	1,660,000	1,643,284
Series A 5.00%, due 6/15/42	7,150,000	7,404,612
Series A 5.00%, due 6/15/57	18,000,000	19,287,000
Metropolitan Pier & Exposition Authority, Revenue Bonds Series B, Insured: AGM (zero coupon), due 12/15/50	10,000,000	2,641,200
State of Illinois, Unlimited General Obligation
Series D 3.25%, due 11/1/26	5,540,000	5,394,187
Insured: BAM 4.00%, due 6/1/41	25,955,000	26,680,183
Series A 4.50%, due 12/1/41	6,775,000	6,920,121
Series B 5.00%, due 11/1/19	32,200,000	32,672,374
Series D 5.00%, due 11/1/24	7,515,000	8,205,854
Series A 5.00%, due 12/1/27	5,300,000	5,864,980
5.00%, due 2/1/28	2,700,000	2,973,267
Series C 5.00%, due 11/1/29	35,000,000	38,397,450
Series A 5.00%, due 5/1/30	8,110,000	8,905,996
Series A 5.00%, due 12/1/39	2,400,000	2,555,952
Series A 5.00%, due 5/1/40	2,000,000	2,133,180
5.50%, due 7/1/38	3,000,000	3,173,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Tender Option Bond Trust Receipts, Revenue Bonds Series 2015-XF1045 2.48%, due 6/15/52 (a)(b)	$6,550,000	$6,550,000
Upper Illinois River Valley Development Authority, Morris Hospital, Revenue Bonds 5.00%, due 12/1/48	15,305,000	16,769,535
Upper Illinois River Valley Development Authority, Prairie View Timber Oaks Apartments, Revenue Bonds Series A-1 5.00%, due 12/1/43	2,700,000	2,794,716
Village of Bridgeview IL, Revenue Bonds Series A 5.00%, due 12/1/42	7,500,000	7,900,650
Village of Bridgeview IL, Unlimited General Obligation Series A 5.50%, due 12/1/43	1,545,000	1,545,201
Village of Bridgeview, Unlimited General Obligation
Series A 5.125%, due 12/1/44	100,000	98,655
Series A 5.625%, due 12/1/41	2,875,000	2,916,688
Series A 5.75%, due 12/1/35	2,705,000	2,781,389
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	200,104
Village of Oak Lawn IL, Unlimited General Obligation
Insured: NATL-RE 4.40%, due 12/1/26	400,000	400,360
Insured: NATL-RE 4.45%, due 12/1/28	430,000	430,387
Insured: NATL-RE 4.50%, due 12/1/30	475,000	475,442
Insured: NATL-RE 4.50%, due 12/1/32	520,000	520,473
Insured: NATL-RE 4.50%, due 12/1/34	575,000	575,489
Village of Riverdale, Unlimited General Obligation 8.00%, due 10/1/36	1,830,000	1,956,050

		784,664,922

	Principal Amount	Value
Indiana 1.1%
Carmel Redevelopment District, Certificates of Participation Series C 6.50%, due 7/15/35	$1,000,000	$1,080,020
City of Indianapolis IN, Economic Development, Revenue Bonds Series A 2.35%, due 7/1/55 (a)	6,200,000	6,200,000
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (c)	5,500,000	6,400,405
Gary Chicago International Airport Authority, Revenue Bonds (c)
5.00%, due 2/1/29	1,170,000	1,312,225
5.25%, due 2/1/34	750,000	837,818
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds 5.00%, due 11/15/53	9,400,000	10,233,028
Indiana Finance Authority, Duke Energy Indiana Project, Revenue Bonds Series A-4 2.26%, due 12/1/39 (a)	15,325,000	15,325,000
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	717,416
Indiana Finance Authority, Environmental Revenue, ArcelorMittal Steel Project, Revenue Bonds 2.30%, due 8/1/30 (a)(c)	13,325,000	13,325,000
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,020,180
5.50%, due 8/15/45	210,000	217,764
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,707,474
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds 5.00%, due 10/1/43	2,000,000	2,205,660

		68,581,990

Iowa 1.0%
City of Coralville IA, Annual Appropriation, Revenue Bonds Series B 4.25%, due 5/1/37	7,365,000	6,809,974
City of Coralville IA, Tax Allocation Series C 4.50%, due 5/1/47	2,930,000	2,960,677

22	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Iowa (continued)
Iowa Finance Authority, Health System Obligation, Revenue Bonds Series B-2 2.30%, due 2/15/39 (a)	$6,000,000	$6,000,000
Iowa Finance Authority, Iowa Fertilizer Company Project, Revenue Bonds 3.125%, due 12/1/22	6,000,000	6,040,920
Iowa Finance Authority, Northcrest, Inc., Project, Revenue Bonds
Series B 3.25%, due 3/1/23	3,000,000	3,000,630
Series A 5.00%, due 3/1/48	2,500,000	2,616,850
Iowa Finance Authority, Unity Point Health Project, Revenue Bonds Series F 2.30%, due 7/1/41 (a)	5,000,000	5,000,000
Iowa Higher Education Loan Authority, Loras College, Revenue Bonds 2.26%, due 11/1/36 (a)	9,600,000	9,600,000
Iowa Tobacco Settlement Authority, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,084,164
Series C 5.625%, due 6/1/46	6,730,000	6,660,008
Xenia Rural Water District, Revenue Bonds
5.00%, due 12/1/36	3,000,000	3,334,500
5.00%, due 12/1/41	3,000,000	3,297,330

		61,405,053

Kansas 0.4%
Wyandotte County-Kansas City Unified Government, Revenue Bonds (zero coupon), due 9/1/34 (b)	60,825,000	23,524,677

Kentucky 1.1%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds 5.00%, due 3/1/39	4,730,000	4,919,153
City of Glasgow KY, Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,060,190
County of Ohio KY, Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	13,960,000	14,349,763

	Principal Amount	Value
Kentucky (continued)
Kentucky Economic Development Finance Authority, Masonic Home Independent Living, Revenue Bonds Series B-1 3.25%, due 5/15/22	$2,095,000	$2,094,958
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A 5.00%, due 6/1/41	4,425,000	4,820,329
Series A 5.00%, due 6/1/45	10,725,000	11,663,652
Kentucky State Economic Development Finance Authority, Catholic Health, Revenue Bonds Series C 2.25%, due 5/1/34 (a)	20,725,000	20,725,000
Louisville / Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds Series A 4.00%, due 10/1/34	5,575,000	5,856,649
Tender Option Bond Trust Receipts, Revenue Bonds Series 2015-XF1024 2.35%, due 1/1/45 (a)(b)	2,000,000	2,000,000

		67,489,694

Louisiana 0.4%
City of New Orleans LA, Water System, Revenue Bonds 5.00%, due 12/1/44	5,500,000	5,969,755
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	7,563,600
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,700,000	3,890,920
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/47	5,000,000	5,467,450

		22,891,725

Maine 0.1%
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds
5.00%, due 7/1/33	3,825,000	4,095,236
5.00%, due 7/1/43	2,590,000	2,746,566

		6,841,802

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Maryland 0.7%
City of Baltimore MD, Convention Center Hotel, Revenue Bonds
5.00%, due 9/1/42	$12,810,000	$14,255,993
5.00%, due 9/1/46	3,500,000	3,863,055
Frederick County Educational Facilities, Mount St. Mary’s University, Revenue Bonds (b)
Series A 5.00%, due 9/1/37	3,000,000	3,234,840
Series A 5.00%, due 9/1/45	1,500,000	1,593,285
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A 5.00%, due 7/1/38	1,000,000	1,121,200
Series A 5.00%, due 7/1/48	3,000,000	3,340,890
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,074,310
Maryland Health & Higher Educational Facilities Authority, Green Street Academy, Inc., Revenue Bonds (b)
Series A 5.125%, due 7/1/37	1,260,000	1,285,603
Series A 5.375%, due 7/1/52	1,530,000	1,553,608
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,391,400
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,109,820
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Revenue Bonds Series D 2.27%, due 7/1/41 (a)	6,500,000	6,500,000

		43,324,004

Massachusetts 2.1%
Massachusetts Development Finance Agency, CareGroup Obligated Group, Revenue Bonds Series J2 5.00%, due 7/1/53	6,785,000	7,648,391

	Principal Amount	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds 5.00%, due 5/1/41	$3,000,000	$3,325,680
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	1,000,000	1,092,490
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	6,551,100
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (b)
5.00%, due 11/15/33	3,000,000	3,196,650
5.125%, due 11/15/46	6,000,000	6,264,420
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (b)	2,000,000	2,394,160
Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Series A 5.00%, due 9/1/45	5,750,000	6,022,607
Massachusetts Development Finance Agency, Tufts University, Revenue Bonds Series R 2.15%, due 8/15/48 (a)	5,000,000	5,000,000
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/48	21,405,000	23,193,816
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	2,208,380
5.00%, due 10/1/48	9,000,000	9,900,090
5.00%, due 10/1/54	15,000,000	16,338,600
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds Series L 5.00%, due 7/1/44	3,980,000	4,467,550

24	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds Series I 5.00%, due 7/1/46	$6,500,000	$7,237,100
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds Series A 4.00%, due 7/1/44	17,750,000	18,284,807
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,458,706
5.00%, due 9/1/45	1,175,000	1,289,163
Massachusetts Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,630,000	1,686,969

		127,560,679

Michigan 2.3%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	550,154
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	3,472,943
5.00%, due 2/15/47	3,000,000	3,195,990
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,050,987
5.125%, due 11/1/35	605,000	605,460
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	18,957
5.00%, due 4/1/27	850,000	938,612
5.00%, due 4/1/33	1,200,000	1,300,152
5.00%, due 4/1/35	1,000,000	1,077,640
5.00%, due 4/1/37	1,100,000	1,176,648
5.00%, due 4/1/38	850,000	908,063
Insured: AMBAC 5.25%, due 4/1/22	58,125	57,412
Insured: AMBAC 5.25%, due 4/1/24	45,725	44,701

	Principal Amount	Value
Michigan (continued)
City of Detroit MI, Water Supply System, Great Lakes Water Authority, Revenue Bonds Senior Lien-Series C 4.50%, due 7/1/27	$165,000	$172,062
City of Detroit MI, Water Supply System, Revenue Bonds Senior Lien-Series A 5.00%, due 7/1/36	655,000	686,820
City of Detroit MI, Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien-Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,027
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,415,550
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,620,000	1,695,962
Senior Lien-Series A 5.25%, due 7/1/41	10,840,000	11,527,148
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,065,850
5.00%, due 12/1/40	1,000,000	1,057,760
5.00%, due 12/1/45	4,000,000	4,226,000
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Series C-1 5.00%, due 7/1/44	1,000,000	1,069,980
Michigan Finance Authority, Limited Obligation, Lawrence Technological University Project, Revenue Bonds
5.00%, due 2/1/37	2,000,000	2,162,440
5.25%, due 2/1/32	3,600,000	3,998,268
Michigan Finance Authority, Local Government Loan Program, Public Lighting Authority Project, Revenue Bonds Series B 5.00%, due 7/1/44	4,000,000	4,318,880
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
5.00%, due 7/1/34	1,000,000	1,136,560
Series D4 5.00%, due 7/1/34	1,000,000	1,119,950
5.00%, due 7/1/35	2,000,000	2,267,060
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	1,000,000	1,033,190

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds
7.00%, due 10/1/31	$2,120,000	$2,036,790
7.00%, due 10/1/36	1,740,000	1,622,515
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds 5.90%, due 7/15/46 (b)	2,085,000	1,673,296
Michigan Finance Authority, Universal Learning Academy Project, Revenue Bonds 5.75%, due 11/1/40	2,630,000	2,672,290
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds 4.00%, due 11/1/48	7,000,000	7,386,400
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	301,380
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	511,770
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds
6.625%, due 6/1/30	350,000	350,675
7.00%, due 12/1/39	2,810,000	2,820,172
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	150,000	150,039
Michigan Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,204,346
Michigan Strategic Fund, I-75 Improvement Project, Revenue Bonds (c)
5.00%, due 12/31/43	1,500,000	1,718,445
5.00%, due 6/30/48	18,000,000	20,540,520
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series B (zero coupon), due 6/1/52	110,890,000	5,563,351
Series A 6.00%, due 6/1/34	7,370,000	7,285,319

	Principal Amount	Value
Michigan (continued)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds (continued)
Series A 6.00%, due 6/1/48	$23,715,000	$23,430,420
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,410,736

		143,039,690

Minnesota 2.3%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	2,100,000	2,107,791
City of Ham Lake MN, Charter School Lease, Parnassus Preparatory School Project, Revenue Bonds Series A 5.00%, due 11/1/47	3,500,000	3,614,800
City of Rochester MN, Samaritan Bethany, Inc., Revenue Bonds 5.00%, due 8/1/48	2,000,000	2,059,280
Crookston Health Care Facilities, Riverview Health Project, Revenue Bonds 5.00%, due 5/1/51	6,000,000	6,282,540
Duluth Economic Development Authority Health Care Facilities, Cambia Hills of Bethel Project, Revenue Bonds 5.625%, due 12/1/55	6,000,000	6,150,240
Duluth Economic Development Authority Health Care Facilities, Essentia Health Obligated Group, Revenue Bonds
Series A 5.00%, due 2/15/48	8,550,000	9,707,584
Series A 5.00%, due 2/15/53	26,250,000	29,550,412
Series A 5.25%, due 2/15/58	55,655,000	63,497,903
Forest Lake Charter School Lease Revenue, Lakes International Language Academy Project, Revenue Bonds Series A 5.375%, due 8/1/50	1,250,000	1,324,163
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds
5.00%, due 11/15/29	1,745,000	2,081,925
5.00%, due 11/15/40	1,775,000	2,117,717

26	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hmong College Preparatory Academy Project, Revenue Bonds Series A 5.75%, due 9/1/46	$3,000,000	$3,251,220
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,111,790
Minneapolis Health Care System, Fairview Health Services, Revenue Bonds Series C 2.10%, due 11/15/48 (a)	2,475,000	2,475,000
Minneapolis MN, Charter School Lease, Twin Cities International School Project, Revenue Bonds Series A 5.00%, due 12/1/47 (b)	4,085,000	3,940,391
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds Series A 5.00%, due 5/1/46	1,350,000	1,442,718

		140,715,474

Mississippi 0.1%
Mississippi Business Finance Corp., Gulf Power Co. Project, Revenue Bonds 1st Series 2.32%, due 4/1/44 (a)	6,000,000	6,000,000
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,321,062

		7,321,062

Missouri 0.6%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	501,350
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	185,000	184,406
5.50%, due 6/1/29	3,510,000	3,456,543

	Principal Amount	Value
Missouri (continued)
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	$1,000,000	$1,017,230
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,275,000	1,278,315
6.00%, due 5/1/42	2,800,000	2,810,444
Lees Summit MO, Special Obligation Tax, Improvement Summit Fair Project, Tax Allocation 4.875%, due 11/1/37 (b)	2,000,000	1,972,800
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds Series A 5.00%, due 3/15/49	7,750,000	8,047,677
Missouri Health & Educational Facilities Authority, Bethesda Health Group, Inc., Revenue Bonds Series B 2.26%, due 8/1/41 (a)(d)	6,000,000	6,000,000
Missouri Health & Educational Facilities Authority, Maryville University of St. Louis Project, Revenue Bonds
Series A 4.00%, due 6/15/41	3,300,000	3,371,049
Series A 5.00%, due 6/15/45	3,520,000	3,974,010
Saint Louis MO, Land Clearance Authority, Scottrade Center Project, Revenue Bonds Series A 5.00%, due 4/1/48	3,250,000	3,615,267
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	1,974,803

		38,203,894

Montana 0.1%
Montana Facilities Finance Authority, Kalispell Regional Medical Center, Revenue Bonds Series B 5.00%, due 7/1/48	5,765,000	6,412,237

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Nebraska 0.0%‡
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	$2,755,000	$2,901,456

Nevada 0.4%
City of Reno NV, Revenue Bonds Series D (zero coupon), due 7/1/58 (b)(f)	9,000,000	749,970
City of Reno NV, Transportation Rail Access Project, Revenue Bonds
Series C (zero coupon), due 7/1/58 (b)(f)	20,000,000	2,488,400
Series A 4.00%, due 6/1/43	2,500,000	2,634,750
Las Vegas NV, New Convention & Visitors Authority, Revenue Bonds
Series B 4.00%, due 7/1/39	4,710,000	4,992,458
Series B 4.00%, due 7/1/40	4,640,000	4,907,821
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	2,750,000	3,047,110
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (b)
Series A 5.00%, due 12/15/38	1,000,000	1,054,040
Series A 5.00%, due 12/15/48	3,465,000	3,605,298
State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,185,000	1,185,095

		24,664,942

New Hampshire 0.2%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	2,221,718
Series B, Insured: ACA (zero coupon), due 1/1/26	1,975,000	1,474,436
New Hampshire Health & Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,800,000	1,940,994

	Principal Amount	Value
New Hampshire (continued)
New Hampshire Health & Education Facilities Authority Act, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	$2,825,000	$3,007,975
New Hampshire Health & Education Facilities Authority, Catholic Medical Center, Revenue Bonds 5.00%, due 7/1/44	3,000,000	3,362,910

		12,008,033

New Jersey 2.9%
City of Atlantic NJ, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/26	805,000	843,970
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds (c)
5.25%, due 9/15/29	4,920,000	5,368,409
5.50%, due 4/1/28	195,000	195,450
Series A 5.625%, due 11/15/30	8,085,000	9,205,015
Series B 5.625%, due 11/15/30	7,000,000	7,969,710
5.75%, due 9/15/27	3,485,000	3,845,558
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds Series A 4.00%, due 7/1/34	1,000,000	1,017,530
New Jersey Economic Development Authority, Private Activity The Goethals, Revenue Bonds Insured: AGM 5.125%, due 7/1/42 (c)	1,705,000	1,874,784
New Jersey Economic Development Authority, Provident Group-Kean Properties, Revenue Bonds
Series A 5.00%, due 7/1/37	500,000	543,355
Series A 5.00%, due 1/1/50	1,175,000	1,263,889
New Jersey Economic Development Authority, Revenue Bonds (c)
5.125%, due 1/1/34	3,000,000	3,330,570
5.375%, due 1/1/43	2,000,000	2,209,800
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	12,410,000	13,161,798

28	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds 6.00%, due 10/1/43	$2,055,000	$2,268,617
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (c)	2,000,000	2,118,240
New Jersey Educational Facilities Authority, College of St. Elizabeth, Revenue Bonds Series D 5.00%, due 7/1/46	2,190,000	2,284,915
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,527,409
6.25%, due 7/1/35	2,725,000	2,906,240
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	4,152,487
New Jersey State Economic Development Authority, State Government Buildings Project, Revenue Bonds Series C 5.00%, due 6/15/42	9,210,000	10,030,243
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	8,830,000	9,908,761
South Jersey Port Corp., Revenue Bonds
Series B 5.00%, due 1/1/42 (c)	12,345,000	13,668,137
Series B 5.00%, due 1/1/48 (c)	9,210,000	10,164,709
Series A 5.00%, due 1/1/49	8,455,000	9,415,572
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	1,000,000	1,091,600
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/46	13,800,000	15,083,400
Series B 5.00%, due 6/1/46	38,700,000	40,421,376

		176,871,544

	Principal Amount	Value
New Mexico 0.3%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	$7,250,000	$7,767,142
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds Series D 2.30%, due 8/1/34 (a)	9,535,000	9,535,000

		17,302,142

New York 4.6%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds Series A 5.00%, due 4/1/32	1,500,000	1,491,480
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (b)(c)	1,500,000	1,619,610
City of New Rochelle NY, Iona College Project, Revenue Bonds Series A 5.00%, due 7/1/40	3,455,000	3,800,085
City of New York NY, Unlimited General Obligation (a)
Series I 2.29%, due 4/1/36	10,200,000	10,200,000
Subseries J-6 2.32%, due 8/1/24	7,000,000	7,000,000
Subseries A-5 2.32%, due 8/1/44	15,470,000	15,470,000
City of Newburgh NY, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	795,570
Series A 5.00%, due 6/15/26	960,000	1,044,202
Series A 5.50%, due 6/15/31	750,000	815,933
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	500,000	489,395
Series A-1 5.00%, due 8/1/46	14,765,000	14,765,886
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds Series A 4.00%, due 11/1/42	3,485,000	3,509,360

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	$7,400,000	$8,079,764
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	1,988,597
Series A-3 5.125%, due 6/1/46	13,155,000	12,622,880
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,503,720
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,774,160
New York City Water & Sewer System, Second General Resolution, Revenue Bonds Series BB-1A 2.30%, due 6/15/49 (a)	10,000,000	10,000,000
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	10,000,000	3,567,800
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	2,500,000	809,175
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	1,000,000	1,031,860
New York Liberty Development Corp., World Trade Center, Revenue Bonds (b)
Class 1 5.00%, due 11/15/44	2,000,000	2,153,940
Class 2 5.15%, due 11/15/34	4,150,000	4,578,736
Class 2 5.375%, due 11/15/40	6,500,000	7,145,450
Class 3 7.25%, due 11/15/44	10,500,000	12,384,855
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/37	3,250,000	3,413,150

	Principal Amount	Value
New York (continued)
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds (continued)
Series A 4.00%, due 8/1/38	$3,250,000	$3,385,298
Series A 5.00%, due 8/1/32	3,845,000	4,535,139
Series A 5.00%, due 8/1/35	2,350,000	2,732,862
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (b)
5.00%, due 12/1/29	1,000,000	1,165,310
5.00%, due 12/1/30	1,200,000	1,389,960
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/47	9,000,000	9,937,260
New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds Series A 2.31%, due 11/1/46 (a)(d)	1,000,000	1,000,000
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds (a)
Series A 2.31%, due 5/1/42	17,000,000	17,000,000
Series B 2.31%, due 5/1/42	6,000,000	6,000,000
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (c)	6,200,000	6,539,450
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A 5.25%, due 1/1/50 (c)	35,110,000	38,357,324
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	7,500,000	8,158,575
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,500,671
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,651,275

30	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (b)	$13,000,000	$1,396,330
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	815,000	762,970
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,048,950
Suffolk County Industrial Development Agency, Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37 (b)	2,000,000	1,999,820
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 6.00%, due 6/1/48	1,125,000	1,126,530
Series C 6.625%, due 6/1/44	13,000,000	13,654,290
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (c)
Series A 5.00%, due 1/1/34	3,010,000	3,159,928
Series A 5.00%, due 1/1/35	2,000,000	2,094,280
Series A 5.00%, due 1/1/36	2,650,000	2,765,487
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	915,000	980,752
Triborough Bridge & Tunnel Authority, Revenue Bonds Subseries B-3 2.27%, due 1/1/32 (a)	7,965,000	7,965,000
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	6,820,164

		283,183,233

North Carolina 0.4%
North Carolina Medical Care Commission Retirement Facilities Revenue, The Pines at Davidson Project, Revenue Bonds Series A 5.00%, due 1/1/49	4,500,000	4,955,535

	Principal Amount	Value
North Carolina (continued)
North Carolina Medical Care Commission Retirement Facilities Revenue, United Methodist Retirement Homes, Revenue Bonds Series A 5.00%, due 10/1/47	$4,100,000	$4,424,515
North Carolina Turnpike Authority, Revenue Bonds Series A 5.00%, due 7/1/54	10,000,000	10,914,700
University of North Carolina Hospital, Chapel Hill, Revenue Bonds Series A 2.20%, due 2/15/31 (a)	2,100,000	2,100,000

		22,394,750

North Dakota 0.7%
Cass County Health Facilities, Essentia Health Obligated Group, Revenue Bonds Series B 5.25%, due 2/15/53	9,500,000	10,742,600
Ward County ND, Health Care Facilities, Trinity Health Obligated Group, Revenue Bonds Series C 5.00%, due 6/1/48	28,640,000	31,298,938

		42,041,538

Ohio 5.8%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds 5.25%, due 11/15/46	19,225,000	21,776,542
Allen County Hospital Facilities, Catholic Healthcare, Revenue Bonds Series C 2.30%, due 6/1/34 (a)	22,000,000	22,000,000
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	12,620,000	11,863,179
Series A-2 5.375%, due 6/1/24	6,735,000	6,388,888
Series A-2 5.75%, due 6/1/34	11,575,000	10,988,379
Series A-2 5.875%, due 6/1/30	29,925,000	28,653,187
Series A-2 5.875%, due 6/1/47	13,000,000	12,350,260
Series A-2 6.00%, due 6/1/42	4,880,000	4,809,240

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series B (zero coupon), due 6/1/47	$305,000,000	$17,461,250
Butler County Port Authority, Liberty CTR Project, Revenue Bonds
Series C 5.00%, due 12/1/24	765,000	768,335
Series C 6.00%, due 12/1/43	3,500,000	3,495,310
Cleveland-Cuyahoga County Port Authority, Center for Dialysis Care Project, Revenue Bonds Series A 5.00%, due 12/1/42	5,205,000	5,508,660
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
Series A 5.00%, due 12/1/47	1,035,000	1,093,716
7.00%, due 12/1/18 (f)(g)(h)	710,000	127,800
7.35%, due 12/1/31 (f)(g)(h)	6,000,000	1,080,000
County of Cuyahoga OH, Cleveland Orchestra Project, Revenue Bonds Insured: AMBAC 6.58%, due 12/1/28 (d)	11,725,000	11,725,000
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,503,360
5.00%, due 2/15/37	5,350,000	5,883,341
5.00%, due 2/15/52	7,000,000	7,577,150
5.00%, due 2/15/57	2,110,000	2,274,348
5.25%, due 2/15/47	13,490,000	14,860,179
5.50%, due 2/15/52	2,200,000	2,473,944
5.50%, due 2/15/57	17,690,000	19,822,706
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,715,350
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,116,407
5.00%, due 1/1/46	2,090,000	2,187,436
County of Lucas Ohio Hospital Revenue, ProMedica Healthcare Obligated Group, Revenue Bonds Series A 5.25%, due 11/15/48	50,000,000	56,187,000
County of Montgomery OH, Premier Health-Miami Valley Hospital, Revenue Bonds Series F 2.30%, due 11/15/45 (a)	22,328,000	22,328,000

	Principal Amount	Value
Ohio (continued)
Ohio Higher Educational Facilities Commission, Cleveland Clinic Health System, Revenue Bonds Series B-2 2.29%, due 1/1/39 (a)	$14,015,000	$14,015,000
Ohio Higher Educational Facilities Commission, Cleveland Institute of Art, Revenue Bonds
5.25%, due 12/1/48	1,000,000	1,053,040
5.50%, due 12/1/53	1,215,000	1,297,924
Ohio Higher Educational Facilities Commission, Menorah Park Obligated Group, Revenue Bonds 5.25%, due 1/1/48	5,210,000	5,314,982
Ohio Higher Educational Facility Commission, Cleveland Clinic, Revenue Bonds Series B-4 2.28%, due 1/1/43 (a)	2,475,000	2,475,000
Ohio Higher Educational Facility Commission, University of Findlay Project, Revenue Bonds
5.00%, due 3/1/39	3,000,000	3,244,230
5.00%, due 3/1/44	9,610,000	10,295,481
Ohio State Air Quality Development Authority Exempt Facilities, Pratt Paper LLC Project, Revenue Bonds 4.50%, due 1/15/48 (b)(c)	4,000,000	4,178,480
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,160,000	1,237,488
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,464,666
Series A 5.00%, due 7/1/39	1,500,000	1,559,475
Series A 5.00%, due 7/1/46	9,790,000	10,154,286

		355,309,019

Oklahoma 1.8%
Muskogee Industrial Trust, Oklahoma Gas & Electric Co., Revenue Bonds Series A 2.48%, due 6/1/27 (a)	17,400,000	17,400,000

32	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma (continued)
Norman Regional Hospital Authority, Revenue Bonds
4.00%, due 9/1/37	$2,215,000	$2,321,564
5.00%, due 9/1/37	3,500,000	3,955,840
Oklahoma Development Finance Authority, Oklahoma University Medicine Project, Revenue Bonds
Series B 5.25%, due 8/15/43	12,000,000	13,672,920
Series B 5.25%, due 8/15/48	8,175,000	9,283,203
Series B 5.50%, due 8/15/52	6,325,000	7,283,933
Series B 5.50%, due 8/15/57	10,000,000	11,477,500
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/1/47	20,110,000	18,785,555
Series A 5.25%, due 8/1/57	25,250,000	23,594,358
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds 5.25%, due 11/15/45	1,250,000	1,390,500

		109,165,373

Oregon 0.7%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital, Revenue Bonds 3.50%, due 8/1/42	845,000	816,177
Clackamas County or Hospital Facility Authority, Senior Living-Willamette View Project, Revenue Bonds
Series B 3.00%, due 11/15/22	2,500,000	2,505,150
Series A 5.00%, due 11/15/52	1,500,000	1,613,160
Medford Hospital Facilities Authority, Asante Health System, Revenue Bonds Insured: AGM 3.30%, due 8/15/34 (d)	18,800,000	18,800,000
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,939,277

	Principal Amount	Value
Oregon (continued)
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds 5.00%, due 10/1/48 (b)	$1,560,000	$1,594,835
Oregon State Facilities Authority, Samaritan Health Services Project, Revenue Bonds Series A 5.00%, due 10/1/46	3,000,000	3,293,940
Oregon State Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds Series C 2.35%, due 7/1/45 (a)(c)	5,000,000	5,000,000
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds Series A 5.00%, due 11/15/46	1,000,000	1,059,820

		39,622,359

Pennsylvania 4.3%
Allegheny County Higher Education Building Authority, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,127,730
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds Series A 4.00%, due 4/1/44	19,500,000	20,293,845
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	3,100,000	3,261,479
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	280,000	289,537
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds (b)
5.00%, due 5/1/42	28,325,000	30,679,297
5.125%, due 5/1/32	4,600,000	4,845,594
5.375%, due 5/1/42	4,225,000	4,464,008
Chambersburg Area Municipal Authority, Education Facilities, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,283,062
5.75%, due 10/1/38	3,450,000	3,604,456
5.75%, due 10/1/43	2,290,000	2,375,967
6.00%, due 10/1/48	3,350,000	3,507,014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Chester County Industrial Development Authority, Collegium Charter School, Revenue Bonds Series A 5.25%, due 10/15/47	$3,250,000	$3,406,943
Chester County Industrial Development Authority, The Hickman Project, Revenue Bonds 5.25%, due 1/1/37	1,710,000	1,749,929
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment 5.125%, due 3/1/48 (b)	1,050,000	1,085,721
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	866,740
5.00%, due 9/15/28	860,000	905,847
5.00%, due 9/15/29	175,000	182,683
5.00%, due 9/15/37	4,590,000	4,648,431
City of Harrisburg PA, Unlimited General Obligation
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	123,130
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	14,426
Series F, Insured: AMBAC (zero coupon), due 9/15/20	365,000	345,210
Series F, Insured: AMBAC (zero coupon), due 9/15/22	545,000	464,656
City of York PA, Unlimited General Obligation 7.25%, due 11/15/41	275,000	311,825
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	14,000,000	14,912,940
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	309,753
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries Project, Revenue Bonds Series A 5.00%, due 1/1/39	2,000,000	2,238,240
Dauphin County General Authority, Harrisburg University Science Technology Project, Revenue Bonds (b)
5.00%, due 10/15/34	6,150,000	6,600,979
5.125%, due 10/15/41	5,000,000	5,307,850

	Principal Amount	Value
Pennsylvania (continued)
Delaware County Authority, Cabrini University, Revenue Bonds 5.00%, due 7/1/42	$1,405,000	$1,508,085
Erie County Hospital Authority, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	250,000	250,605
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (b)
Series A 6.00%, due 7/15/38	3,000,000	3,239,550
Series A 6.50%, due 7/15/48	4,500,000	4,999,635
Huntingdon County General Authority, Aicup Financing Program, Juniata College, Revenue Bonds Series 002 5.00%, due 5/1/46	4,255,000	4,595,400
Montgomery County Higher Education & Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds 4.00%, due 12/1/48	2,540,000	2,543,835
Montgomery County Industrial Development Authority, ACTS Retirement—Life Communities, Inc., Revenue Bonds 5.00%, due 11/15/36	5,000,000	5,612,100
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	6,300,000	6,885,018
5.25%, due 1/15/46	1,000,000	1,094,050
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds 5.25%, due 5/1/46	3,700,000	4,034,554
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	7,966,610
Pennsylvania Economic Development Financing Authority, American Airlines Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	258,605

34	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Bridges Finance Co., Revenue Bonds 4.125%, due 12/31/38 (c)	$4,000,000	$4,087,320
Pennsylvania Economic Development Financing Authority, PPL Energy Supply, Revenue Bonds Series C 5.00%, due 12/1/37 (d)	5,500,000	5,543,285
Pennsylvania Economic Development Financing Authority, Republic Services, Inc. Project, Revenue Bonds (c)
Series A 1.95%, due 4/1/34 (d)	5,750,000	5,750,575
Series B-1 1.95%, due 4/1/49 (a)	4,875,000	4,875,487
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	1,560,000	1,694,971
Series A 6.50%, due 9/1/38	1,000,000	1,086,010
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,107,930
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,108,400
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,697,975
5.50%, due 7/15/43	2,400,000	2,579,256
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	18,428,588
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	5,095,080

	Principal Amount	Value
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	$2,200,000	$2,284,678
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (b)
Series A 5.125%, due 6/1/38	2,000,000	2,075,640
Series A 5.25%, due 6/1/48	3,085,000	3,190,661
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,168,310
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	1,800,000	1,980,342
Philadelphia Authority for Industrial Development, Senior Living, Wesley Enhanced Living Obligation Group, Revenue Bonds Series A 5.00%, due 7/1/49	3,000,000	3,097,230
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,671,735
Philadelphia Authority for Industrial Development, University of the Arts, Revenue Bonds 5.00%, due 3/15/45 (b)	7,000,000	7,227,430
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital Philadelphia Project, Revenue Bonds Series A 2.29%, due 7/1/41 (a)	7,300,000	7,300,000
Scranton Redevelopment Authority, Revenue Bonds Series A 5.00%, due 11/15/28	9,000,000	9,168,120
Scranton-Lackawanna Health & Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	1,041,070
5.00%, due 6/1/46	2,625,000	2,686,163
Susquehanna Area Regional Airport Authority, Revenue Bonds Series B, Insured: BAM 4.00%, due 1/1/33	2,500,000	2,570,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	$1,200,000	$1,295,928

		263,007,623

Puerto Rico 10.8%
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	46,000,000	6,242,200
5.375%, due 5/15/33	4,535,000	4,582,799
5.625%, due 5/15/43	36,980,000	37,386,040
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	1,475,000	1,491,476
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.125%, due 7/1/47	6,300,000	6,322,554
Series A 6.00%, due 7/1/38	12,180,000	12,225,675
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	1,045,000	1,045,658
Series A, Insured: AGC 5.00%, due 7/1/25	250,000	255,703
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,000,000	5,088,450
Series A, Insured: AGM 5.00%, due 7/1/35	550,000	568,480
Series A, Insured: AGM 5.25%, due 7/1/24	1,000,000	1,050,410
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,240,291
Series A, Insured: AMBAC 5.50%, due 7/1/19	680,000	682,686
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,410,000	5,430,125
Series A, Insured: NATL-RE 5.50%, due 7/1/20	8,095,000	8,295,351
Series A, Insured: NATL-RE 5.50%, due 7/1/21	1,205,000	1,255,767
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	62,922,904	48,450,636

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/21	$2,080,000	$2,090,400
Senior Lien-Series A 5.00%, due 7/1/22	4,680,000	4,691,700
Series A 5.00%, due 7/1/33	19,150,000	18,886,688
Series A 5.25%, due 7/1/42	21,030,000	20,951,137
Series A 5.50%, due 7/1/28	13,510,000	13,577,550
Series A 6.00%, due 7/1/44	26,755,000	26,855,331
Series A 6.00%, due 7/1/47	15,295,000	15,428,831
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	6,240,000	6,248,174
Series A, Insured: AMBAC 5.00%, due 7/1/31	7,765,000	7,769,659
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (g)(h)
Series EEE 6.05%, due 7/1/32	1,105,000	897,813
Series YY 6.125%, due 7/1/40	1,500,000	1,218,750
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT 5.00%, due 7/1/20 (g)(h)	2,125,000	1,721,250
Series A 6.75%, due 7/1/36 (g)(h)	220,000	180,400
Series UU, Insured: AGM 2.257%, due 7/1/29 (e)	4,065,000	4,024,350
Series DDD 3.30%, due 7/1/19 (g)(h)	510,000	404,813
Series ZZ 4.25%, due 7/1/20 (g)(h)	400,000	322,000
Series ZZ 4.375%, due 7/1/21 (g)(h)	25,000	20,125
Series CCC 4.375%, due 7/1/22 (g)(h)	115,000	92,575
Series CCC 4.625%, due 7/1/25 (g)(h)	125,000	100,625
Series ZZ 4.625%, due 7/1/25 (g)(h)	50,000	40,250
Series ZZ 4.75%, due 7/1/27 (g)(h)	405,000	326,025

36	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series A 4.80%, due 7/1/29 (g)(h)	$520,000	$418,600
Series DDD 5.00%, due 7/1/20 (g)(h)	3,020,000	2,446,200
Series DDD 5.00%, due 7/1/21 (g)(h)	115,000	93,150
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	200,000	202,470
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,154,079
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,634,639
Series RR, Insured: NATL-RE 5.00%, due 7/1/24	115,000	116,324
Series TT 5.00%, due 7/1/25 (g)(h)	520,000	421,200
Series SS, Insured: NATL-RE 5.00%, due 7/1/25	770,000	778,539
Series CCC 5.00%, due 7/1/25 (g)(h)	90,000	72,900
Series TT 5.00%, due 7/1/26 (g)(h)	50,000	40,500
Series TT 5.00%, due 7/1/27 (g)(h)	405,000	328,050
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	153,036
Series TT 5.00%, due 7/1/37 (g)(h)	620,000	502,200
Series A 5.00%, due 7/1/42 (g)(h)	4,520,000	3,661,200
Series A 5.05%, due 7/1/42 (g)(h)	300,000	243,000
Series ZZ 5.25%, due 7/1/20 (g)(h)	225,000	182,813
Series ZZ 5.25%, due 7/1/23 (g)(h)	50,000	40,625
Series AAA 5.25%, due 7/1/24 (g)(h)	2,500,000	2,031,250
Series AAA 5.25%, due 7/1/26 (g)(h)	110,000	89,375
Series CCC 5.25%, due 7/1/26 (g)(h)	330,000	268,125
Series ZZ 5.25%, due 7/1/26 (g)(h)	520,000	422,500
Series AAA 5.25%, due 7/1/27 (g)(h)	465,000	377,813
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	620,000	672,551

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series AAA 5.25%, due 7/1/30 (g)(h)	$145,000	$117,813
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	3,850,000	4,168,780
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	345,000	372,424
Series WW 5.25%, due 7/1/33 (g)(h)	645,000	524,063
Series XX 5.25%, due 7/1/35 (g)(h)	265,000	215,313
Series XX 5.25%, due 7/1/40 (g)(h)	4,390,000	3,566,875
Series WW 5.50%, due 7/1/21 (g)(h)	245,000	199,675
Series WW 5.50%, due 7/1/38 (g)(h)	255,000	207,825
Series A 7.00%, due 7/1/40 (g)(h)	140,000	115,150
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series N, Insured: AMBAC (zero coupon), due 7/1/20	1,490,000	1,419,955
Insured: AMBAC (zero coupon), due 7/1/27	200,000	137,124
Series A, Insured: NATL-RE 4.75%, due 7/1/38	1,070,000	1,069,925
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	651,781
Insured: NATL-RE 5.00%, due 7/1/22	345,000	345,690
Insured: AGC 5.00%, due 7/1/23	2,870,000	2,930,557
Insured: NATL-RE 5.00%, due 7/1/28	460,000	460,543
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	4,038,506
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,295,000	10,193,362
Series CC, Insured: AGM 5.25%, due 7/1/32	4,500,000	4,925,655
Series N, Insured: NATL-RE 5.25%, due 7/1/33	7,490,000	8,078,040
Series CC, Insured: AGM 5.25%, due 7/1/36	1,850,000	1,990,415
Series L, Insured: AMBAC 5.25%, due 7/1/38	1,035,000	1,120,046
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	2,245,000	2,465,145

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Insured: NATL-RE 5.50%, due 7/1/28	$7,550,000	$8,330,066
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	5,010,000	5,537,152
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	518,326
Series CC, Insured: AGC 5.50%, due 7/1/31	3,450,000	3,845,646
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/43	12,355,000	3,346,105
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,480,000	1,592,288
Series C, Insured: AMBAC 5.50%, due 7/1/25	12,110,000	13,294,358
Series C, Insured: AMBAC 5.50%, due 7/1/26	7,405,000	8,190,596
Series C, Insured: AMBAC 5.50%, due 7/1/28	12,400,000	13,844,848
Series A 8.25%, due 5/1/17 (b)(f)(g)(h)	7,100,000	4,402,000
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,581,207
Series A, Insured: AGM 5.00%, due 8/1/30	720,000	730,908
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,006,640
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,070,654
Series M-3, Insured: NATL-RE 6.00%, due 7/1/23	1,295,000	1,409,258
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC 4.75%, due 7/1/32	270,000	270,794
Insured: AGC 5.25%, due 7/1/33	680,000	691,601
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	305,354
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2040 National Custodial Trust, Revenue Bonds Series 2007-A (zero coupon), due 8/1/40	3,520,729	3,042,558

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2043 National Custodial Trust, Revenue Bonds Series 2007-A (zero coupon), due 8/1/43	$28,976,151	$25,040,759
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2044 National Custodial Trust, Revenue Bonds Series 2007-A (zero coupon), due 8/1/44	14,120,861	12,203,034
Puerto Rico Sales Tax Financing Corp Sales Tax, Revenue Bonds Series 2007-A (zero coupon), due 8/1/45	44,481,572	37,279,158
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1 (zero coupon), due 7/1/24	413,000	347,527
Series A-1 (zero coupon), due 7/1/27	700,000	525,665
Series A-1 (zero coupon), due 7/1/29	682,000	457,356
Series A-1 (zero coupon), due 7/1/31	879,000	525,106
Series A-1 (zero coupon), due 7/1/33	990,000	530,026
Series 2007-A (zero coupon), due 8/1/41	20,541,212	17,751,412
Series 2007-A (zero coupon), due 8/1/42	5,621,839	4,858,308
Series A-1 (zero coupon), due 7/1/46	10,420,000	2,405,561
Series 2007-A (zero coupon), due 8/1/46	3,089,999	2,589,669
Series A-1 (zero coupon), due 7/1/51	55,174,000	9,524,136
Series A-1 4.50%, due 7/1/34	725,000	737,296
Series A-1 4.55%, due 7/1/40	367,000	360,611
Series A-2 4.55%, due 7/1/40	3,728,000	3,327,240
Series A-1 4.75%, due 7/1/53	31,692,000	30,348,259
Series A-2 4.75%, due 7/1/53	112,000	97,340
Series A-1 5.00%, due 7/1/58	87,808,000	86,759,572

38	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds (continued)
Series A-2 5.00%, due 7/1/58	$1,495,000	$1,323,972
Puerto Rico Sales Tax Financing Corp., COFINA, Revenue Bonds Class 2 (zero coupon), due 8/1/54	4,578,564	884,624

		660,015,538

Rhode Island 0.3%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,471,020
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	539,890
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	1,273,820
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	1,211,816
Series A, Insured: AGC (zero coupon), due 9/1/32	1,500,000	897,765
Series A, Insured: AGC (zero coupon), due 9/1/34	1,000,000	546,970
Series A, Insured: AGC (zero coupon), due 9/1/35	360,000	188,388
Series A, Insured: AGC (zero coupon), due 9/1/36	470,000	234,953
Rhode Island Health & Educational Building Corp., Bryant University, Revenue Bonds 2.37%, due 6/1/35 (a)	2,000,000	2,000,000
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/39	750,000	832,132
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	65,000	65,186
Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/1/52	94,920,000	9,762,522

		19,024,462

	Principal Amount	Value
South Carolina 1.6%
South Carolina Jobs-Economic Development Authority, Prisma Health Obligated Group, Revenue Bonds Series C 2.55%, due 5/1/48 (a)	$20,000,000	$20,000,000
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman, Revenue Bonds 5.25%, due 11/15/52	7,000,000	7,522,550
South Carolina Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/46	5,900,000	6,498,673
Series E 5.00%, due 12/1/48	20,190,000	21,879,903
Series A 5.00%, due 12/1/50	4,660,000	5,156,803
Series B 5.00%, due 12/1/56	6,055,000	6,792,620
Series E 5.25%, due 12/1/55	13,900,000	15,614,148
Series A 5.50%, due 12/1/54	5,100,000	5,665,998
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series D 5.00%, due 12/1/43	5,570,000	5,900,022

		95,030,717

South Dakota 0.1%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,399,322

Tennessee 1.1%
Chattanooga Health Educational & Housing Facility Board, Catholic Health Initiatives, Revenue Bonds Series C 2.45%, due 5/1/39 (a)	12,400,000	12,400,000
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	6,500,000	7,064,005
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A 4.00%, due 10/1/49	3,000,000	3,092,250
Series A 5.00%, due 10/1/45	11,910,000	13,225,459

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds (continued)
Series A 5.25%, due 10/1/58	$9,000,000	$10,369,440
Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur Healthcare, Revenue Bonds Series A, Insured: AGM 2.27%, due 6/1/42 (a)	20,000,000	20,000,000

		66,151,154

Texas 4.5%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation, Revenue Bonds 5.00%, due 7/15/41	3,000,000	3,255,870
Bowie County Industrial Development Corp., Texarkana Newspapers, Inc., Revenue Bonds 2.30%, due 11/1/25 (a)	3,300,000	3,300,000
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	921,340
(zero coupon), due 1/1/33	315,000	201,348
(zero coupon), due 1/1/34	3,275,000	2,001,418
(zero coupon), due 1/1/35	3,700,000	2,162,724
(zero coupon), due 1/1/36	2,000,000	1,121,860
(zero coupon), due 1/1/39	3,500,000	1,710,765
4.00%, due 1/1/41	6,250,000	6,505,312
5.00%, due 1/1/33	1,225,000	1,331,440
5.00%, due 1/1/42	2,340,000	2,517,021
5.00%, due 1/1/46	12,215,000	13,633,772
6.75%, due 1/1/41	7,500,000	8,110,800
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/37	1,150,000	1,274,373
Series C 5.00%, due 8/15/42	10,850,000	11,941,618
City of Houston TX , Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (c)	6,400,000	7,069,376
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,906,153
6.00%, due 8/15/43	3,500,000	3,923,745

	Principal Amount	Value
Texas (continued)
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	$2,500,000	$2,685,300
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,514,615
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds Series A 5.50%, due 4/1/53	600,000	669,480
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Revenue Bonds (a)
Subseries C-1 2.30%, due 12/1/24	19,600,000	19,600,000
Subseries C-2 2.30%, due 12/1/27	17,550,000	17,550,000
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,781,775
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	949,482
Series A 5.00%, due 6/1/38	1,960,000	2,069,799
Harris County Health Facilities Development Corp., Methodist Hospital System, Revenue Bonds (a)
Series A-2 2.30%, due 12/1/41	1,985,000	1,985,000
Series A-1 2.30%, due 12/1/41	12,000,000	12,000,000
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	1,060,000	389,635
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	820,969
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	473,484
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	516,095
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	867,181

40	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	$250,000	$150,200
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	435,103
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	104,077
Series A, Insured: AGM (zero coupon), due 11/15/34	1,535,000	830,849
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	838,883
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	562,143
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	36,815,000	15,438,002
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	575,642
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	656,355
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	232,001
Mission Economic Development Corp., Natgasoline LLC Project, Revenue Bonds 4.625%, due 10/1/31 (b)(c)	10,000,000	10,436,400
Montgomery County Toll Road Authority, Revenue Bonds 5.00%, due 9/15/48	2,500,000	2,720,375
New Hope Cultural Education Facilities Corp., Collegiate Housing Denton Women’s University Dining Project, Revenue Bonds Insured: AGM 4.00%, due 7/1/48	1,000,000	1,027,810
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,140,700
New Hope Cultural Education Facilities Corp., Jubilee Academic Center Project, Revenue Bonds (b)
Series A 5.00%, due 8/15/36	5,000,000	5,091,450
Series A 5.125%, due 8/15/47	2,085,000	2,116,484
New Hope Cultural Education Facilities Corp., Stephenville Tarleton State, Revenue Bonds Series A 6.00%, due 4/1/45	3,550,000	3,881,393

	Principal Amount	Value
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds Series A 5.50%, due 7/1/54	$1,500,000	$1,527,510
North East Texas Regional Mobility Authority, Revenue Bonds
Series B 5.00%, due 1/1/41	6,000,000	6,601,200
Series B 5.00%, due 1/1/46	2,650,000	2,904,215
North Texas Education Finance Corp., Uplift Education, Revenue Bonds Series A 5.25%, due 12/1/47	7,705,000	8,090,712
North Texas Tollway Authority, Revenue Bonds 5.00%, due 1/1/50	1,750,000	2,012,780
Red River Educational Finance Corp., Houston Baptist University Project, Revenue Bonds 5.50%, due 10/1/46	6,250,000	6,943,312
San Juan Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,063,170
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,467,075
Tarrant County Cultural Education Facilities Finance Corp., Baylor Health Care Systems Project, Revenue Bonds Series C 2.30%, due 11/15/50 (a)	8,400,000	8,400,000
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series B 5.00%, due 11/15/40	1,250,000	1,375,100
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/26	3,500,000	3,837,505
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds Senior Lien 6.75%, due 6/30/43 (c)	11,700,000	13,551,174
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, Blueridge Transportation Group LLC, Revenue Bonds 5.00%, due 12/31/55 (c)	7,500,000	8,153,475

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	$3,080,000	$3,255,776
7.50%, due 6/30/33	750,000	798,518
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	5,050,000	5,211,701
Texas Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	400,000	400,432
Texas Transportation Commission, First Tier, State Highway 249, Revenue Bonds Series A 5.00%, due 8/1/57	10,000,000	11,325,200
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,079,090

		274,997,562

U.S. Virgin Islands 1.8%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	15,600,000	14,157,000
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 4.00%, due 10/1/22	1,705,000	1,636,800
Series A-1 4.30%, due 10/1/19	170,000	168,300
Series C 5.00%, due 10/1/19	4,590,000	4,532,625
Series B 5.00%, due 10/1/19	10,475,000	10,396,437
Series C 5.00%, due 10/1/22	8,515,000	8,165,885
Series B 5.00%, due 10/1/25	2,825,000	2,709,175
Series A 5.00%, due 10/1/29	9,215,000	8,938,550
Series A 5.125%, due 10/1/19	85,000	84,363

	Principal Amount	Value
U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds (continued)
Series B 5.25%, due 10/1/29	$6,410,000	$6,147,190
Subseries A 6.00%, due 10/1/39	790,000	768,354
Series A 6.625%, due 10/1/29	3,105,000	3,050,973
Series A 6.75%, due 10/1/19	740,000	740,000
Series A 6.75%, due 10/1/37	10,910,000	10,720,166
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/20	2,000,000	1,950,000
Series C 5.00%, due 10/1/30	9,270,000	8,505,225
Series A 5.00%, due 10/1/34	2,600,000	2,359,500
Series C 5.00%, due 10/1/39	6,130,000	5,547,650
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Senior Lien-Series B 5.00%, due 10/1/25	19,240,000	18,662,800
Virgin Islands Water & Power Authority-Electric System, Revenue Bonds Series A 5.00%, due 7/1/31	1,145,000	1,050,537

		110,291,530

Utah 0.3%
Utah Charter School Finance Authority, Da Vinci Academy, Revenue Bonds 7.75%, due 3/15/39	700,000	776,209
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
Series A 5.00%, due 10/15/32	5,000,000	5,476,050
Series A 5.00%, due 10/15/37	5,230,000	5,603,631
Series A 5.375%, due 10/15/40	6,260,000	6,888,442

		18,744,332

Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds Series A, Insured: AGC 4.75%, due 8/15/36	500,000	509,220

42	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Vermont (continued)
Vermont Student Assistance Corp., Education Loan, Revenue Bonds Subseries B 4.50%, due 6/15/45 (c)	$3,500,000	$3,621,380

		4,130,600

Virginia 2.6%
Albemarle County Economic Development Authority, Sentara Martha Jefferson Hospital, Revenue Bonds Series B 2.25%, due 10/1/48 (a)	21,120,000	21,120,000
Farmville Industrial Development Authority Facilities, Longwood University Student Project, Revenue Bonds
Series A 5.00%, due 1/1/48	7,000,000	7,602,910
Series A 5.00%, due 1/1/55	16,000,000	17,164,960
Henrico County Economic Development Authority, Residential Care Facility, Revenue Bonds Series C 5.00%, due 12/1/47	2,200,000	2,356,728
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds 5.00%, due 9/1/48	3,705,000	4,083,355
Newport News Economic Development Authority, LifeSpire, Revenue Bonds 5.00%, due 12/1/38	2,575,000	2,730,247
Norfolk Redevelopment and Housing Authority, Norfolk Retirement Community, Harbors Edge Project, Revenue Bonds
Series B 4.00%, due 1/1/25	1,200,000	1,201,416
Series A 5.25%, due 1/1/54	3,300,000	3,495,162
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds Series A 4.00%, due 9/1/48	4,890,000	4,998,705
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Senior Lien-Series B2 5.20%, due 6/1/46	2,000,000	2,002,260

	Principal Amount	Value
Virginia (continued)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	$29,205,000	$28,388,136
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (b)	1,945,000	2,034,003
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds Senior Lien 5.50%, due 1/1/42 (c)	18,245,000	19,714,452
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds Senior Lien 5.00%, due 1/1/40 (c)	10,000,000	10,550,000
Virginia Small Business Financing Authority, Transform I-66 P3 Project, Revenue Bonds 5.00%, due 12/31/56 (c)	29,200,000	31,872,968
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 2.35%, due 7/1/30 (a)	65,000	65,000

		159,380,302

Washington 0.6%
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,035,100
Pend Oreille County Public Utility, District No. 1 Box Canyon, Revenue Bonds 5.00%, due 1/1/48	5,430,000	6,039,843
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (c)	1,825,000	1,974,267
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	7,219,573
Washington Higher Educational Facilities Authority, Whitworth University Project, Revenue Bonds Series A 5.00%, due 10/1/40	3,000,000	3,312,960

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Washington (continued)
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	$3,000,000	$3,081,570
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,920,000	10,504,983
5.50%, due 12/1/33	2,070,000	2,219,454

		35,387,750

West Virginia 0.5%
Glenville State College, Board of Governors, Revenue Bonds 5.25%, due 6/1/47	4,000,000	4,097,680
Monongalia County Commission Special District, University Town Center, Revenue Bonds Series A 5.50%, due 6/1/37 (b)	4,000,000	4,166,520
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A 4.00%, due 1/1/37	5,125,000	5,300,378
Series A 4.00%, due 1/1/38	2,500,000	2,581,200
Series A 4.125%, due 1/1/47	13,650,000	14,047,897

		30,193,675

Wisconsin 2.0%
Public Finance Authority Education Revenue, Coral Academy of Science Las Vegas, Revenue Bonds Series A 5.00%, due 7/1/48	2,000,000	2,197,160
Public Finance Authority Education Revenue, Guilford College, Revenue Bonds Series A 5.00%, due 1/1/48	11,495,000	12,194,011
Public Finance Authority Education Revenue, Wilson Preparatory Academy, Revenue Bonds Series A 5.00%, due 6/15/49 (b)	1,100,000	1,117,391
Public Finance Authority Educational Facilities, Wingate University, Revenue Bonds Series A 5.25%, due 10/1/38	3,250,000	3,673,442

	Principal Amount	Value
Wisconsin (continued)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds (b)
Series A 5.00%, due 6/1/36	$750,000	$766,110
Series A 5.125%, due 6/1/48	1,625,000	1,657,305
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,125,160
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	1,150,000	1,196,058
Series A 5.00%, due 12/1/45	3,200,000	3,340,128
Series A 5.15%, due 12/1/50	2,250,000	2,361,150
Public Finance Authority, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46 (b)	1,000,000	1,114,800
Public Finance Authority, Guilford College, Revenue Bonds 5.50%, due 1/1/47	4,000,000	4,346,440
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds Series A-2 7.00%, due 1/1/50 (b)	13,990,000	16,928,879
Public Finance Authority, National Gypsum Co., Revenue Bonds (c)
4.00%, due 8/1/35	4,000,000	4,057,680
5.25%, due 4/1/30	10,300,000	11,226,588
Public Finance Authority, Nevada State College, Revenue Bonds 5.00%, due 5/1/55 (b)	7,100,000	7,476,797
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,316,512
5.875%, due 4/1/45	6,650,000	7,293,321
Public Finance Authority, Senior-Obligation Group, Revenue Bonds Series B 5.00%, due 7/1/42 (c)	10,000,000	10,599,200
Public Finance Authority, Whitestone-Retirement Facilities 1st Mortgage, Revenue Bonds 5.00%, due 3/1/52 (b)	1,800,000	1,914,786
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (b)(c)	1,670,000	1,719,649

44	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Wisconsin Educational Facility, Community School of Davidson Project, Revenue Bonds 5.00%, due 10/1/48	$2,105,000	$2,175,160
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44 (b)	1,400,000	1,495,480
University Hospitals & Clinics Authority, Revenue Bonds Series C 2.30%, due 4/1/48 (a)	12,375,000	12,375,000
Village of Warrens WI, Unlimited General Obligation 4.70%, due 12/1/19	120,000	117,376
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds 5.375%, due 2/1/48	4,400,000	4,521,924

		119,307,507

Wyoming 0.0%‡
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	534,810
Wyoming Community Development Authority, Revenue Bonds 6.50%, due 7/1/43	930,000	978,100

		1,512,910

Total Long-Term Bonds (Cost $5,600,981,798)		5,897,037,699

	Shares
Closed-End Funds 1.7%
Massachusetts 0.1%
DWS Municipal Income Trust	124,496	1,381,905
MFS Municipal Income Trust	98,613	668,596
Pioneer Municipal High Income Trust	84,969	1,011,981

		3,062,482

Multi-State 0.1%
BlackRock Investment Quality Municipal Trust, Inc.	40,431	578,568
BlackRock Municipal Income Investment Quality Trust	18,120	248,969
BlackRock MuniEnhanced Fund, Inc.	70,702	757,218

	Shares	Value
Multi-State (continued)
BlackRock MuniHoldings Investment Quality Fund	70,458	$908,908
BlackRock MuniYield Investment Quality Fund	36,189	483,485
BlackRock New York Municipal Fund	16,573	224,233

		3,201,381

Texas 1.5%
Nuveen AMT-Free Municipal Credit Income Fund, Series B (a)(i)	50,000	50,000,000
Nuveen AMT-Free Quality Municipal Income Fund, Series D (a)(i)	50,000	50,000,000

		100,000,000

Total Closed-End Funds (Cost $106,093,238)		106,263,863

Total Investments (Cost $5,707,075,036)	98.4%	6,003,301,562
Other Assets, Less Liabilities	1.6	97,776,628
Net Assets	100.0%	$6,101,078,190

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Interest on these securities was subject to alternative minimum tax.

(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(f)

Illiquid security—As of April 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $8,848,170, which represented 0.1% of the Fund’s net assets.

(g)	Issue in non-accrual status.

(h)	Issue in default.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

(i)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2019, the total market value of the fair valued securities was $100,000,000, which represented 1.6% of the Fund’s net assets.

As of April 30, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(1,216)	June 2019	$(148,750,701)	$(150,385,000)	$(1,634,299)
United States Treasury Long Bond	(250)	June 2019	(36,343,163)	(36,867,188)	(524,025)

Total Short Contracts					$(2,158,324)

1.	As of April 30, 2019, cash in the amount of $2,035,900 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2019.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CHF—Swiss Franc

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds	$—	$5,897,037,699	$—	$5,897,037,699
Closed-End Funds	6,263,863	100,000,000	—	106,263,863

Total Investments in Securities	$6,263,863	$5,997,037,699	$—	$6,003,301,562

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(2,158,324)	$—	$—	$(2,158,324)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

46	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $5,707,075,036)	$6,003,301,562
Cash	35,820,039
Cash collateral on deposit at broker for futures contracts	2,035,900
Receivables:
Dividends and interest	71,509,602
Fund shares sold	27,970,521
Other assets	309,494

Total assets	6,140,947,118

Liabilities
Payables:
Investment securities purchased	17,937,994
Fund shares redeemed	13,130,672
Manager (See Note 3)	2,628,197
NYLIFE Distributors (See Note 3)	743,602
Transfer agent (See Note 3)	453,291
Variation margin on futures contracts	410,001
Professional fees	91,504
Shareholder communication	75,645
Custodian	9,404
Trustees	380
Accrued expenses	13,403
Dividend payable	4,374,835

Total liabilities	39,868,928

Net assets	$6,101,078,190

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$480,702
Additional paid-in capital	5,802,521,729

5,803,002,431
Total distributable earnings (loss)	298,075,759

Net assets	$6,101,078,190

Class A
Net assets applicable to outstanding shares	$1,963,855,565

Shares of beneficial interest outstanding	154,730,698

Net asset value per share outstanding	$12.69
Maximum sales charge (4.50% of offering price)	0.60

Maximum offering price per share outstanding	$13.29

Investor Class
Net assets applicable to outstanding shares	$4,730,817

Shares of beneficial interest outstanding	373,234

Net asset value per share outstanding	$12.68
Maximum sales charge (4.50% of offering price)	0.60

Maximum offering price per share outstanding	$13.28

Class C
Net assets applicable to outstanding shares	$423,510,216

Shares of beneficial interest outstanding	33,449,639

Net asset value and offering price per share outstanding	$12.66

Class I
Net assets applicable to outstanding shares	$3,708,981,592

Shares of beneficial interest outstanding	292,148,316

Net asset value and offering price per share outstanding	$12.70

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$126,525,955
Dividends	291,063

Total income	126,817,018

Expenses
Manager (See Note 3)	14,557,286
Distribution/Service—Class A (See Note 3)	2,253,245
Distribution/Service—Investor Class (See Note 3)	5,558
Distribution/Service—Class C (See Note 3)	2,016,235
Transfer agent (See Note 3)	1,607,147
Registration	195,305
Professional fees	172,540
Shareholder communication	93,621
Trustees	59,521
Custodian	25,101
Miscellaneous	83,832

Total expenses	21,069,391

Net investment income (loss)	105,747,627

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	10,945,725
Futures transactions	(2,836,018)

Net realized gain (loss) on investments and futures transactions	8,109,707

Net change in unrealized appreciation (depreciation) on:
Investments	162,567,944
Futures contracts	(5,970,340)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	156,597,604

Net realized and unrealized gain (loss) on investments and futures transactions	164,707,311

Net increase (decrease) in net assets resulting from operations	$270,454,938

48	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$105,747,627	$155,274,485
Net realized gain (loss) on investments and futures contracts	8,109,707	957,890
Net change in unrealized appreciation (depreciation) on investments and futures contracts	156,597,604	(15,251,468)

Net increase (decrease) in net assets resulting from operations	270,454,938	140,980,907

Distributions to shareholders:
Class A	(35,129,235)	(40,797,517)
Investor Class	(86,885)	(143,953)
Class C	(6,344,467)	(12,313,206)
Class I	(66,618,252)	(102,020,079)

Total distributions to shareholders	(108,178,839)	(155,274,755)

Capital share transactions:
Net proceeds from sale of shares	1,649,926,409	2,563,942,104
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	82,941,110	115,771,128
Cost of shares redeemed	(835,266,754)	(999,729,084)

Increase (decrease) in net assets derived from capital share transactions	897,600,765	1,679,984,148

Net increase (decrease) in net assets	1,059,876,864	1,665,690,300

Net Assets
Beginning of period	5,041,201,326	3,375,511,026

End of period	$6,101,078,190	$5,041,201,326

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.33	$12.32	$12.52	$12.04	$11.93	$10.90

Net investment income (loss)	0.24	0.48	0.49	0.49	0.51	0.52

Net realized and unrealized gain (loss) on investments	0.37	0.01	(0.19)	0.51	0.11	1.03

Total from investment operations	0.61	0.49	0.30	1.00	0.62	1.55

Less dividends and distributions:

From net investment income	(0.24)	(0.48)	(0.49)	(0.49)	(0.51)	(0.52)

From net realized gain on investments	(0.01)	—	(0.01)	(0.03)	—	—

Total dividends and distributions	(0.25)	(0.48)	(0.50)	(0.52)	(0.51)	(0.52)

Net asset value at end of period	$12.69	$12.33	$12.32	$12.52	$12.04	$11.93

Total investment return (a)	4.93%	4.03%	2.48%	8.43%	5.27%	14.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.81%††	3.84%	3.99%	3.91%	4.21%	4.57%

Net expenses (b)	0.87%††	0.87%	0.87%	0.87%	0.87%	0.87%

Expenses (before waiver/reimbursement) (b)	0.87%††	0.87%	0.87%	0.87%	0.88%	0.88%

Portfolio turnover rate	18%	32%	34%	41%	31%	67%

Net assets at end of period (in 000’s)	$1,963,856	$1,616,061	$882,736	$874,512	$600,590	$468,486

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.32	$12.30	$12.50	$12.02	$11.91	$10.89

Net investment income (loss)	0.23	0.48	0.49	0.49	0.50	0.52

Net realized and unrealized gain (loss) on investments	0.37	0.02	(0.19)	0.51	0.11	1.02

Total from investment operations	0.60	0.50	0.30	1.00	0.61	1.54

Less dividends and distributions:

From net investment income	(0.23)	(0.48)	(0.49)	(0.49)	(0.50)	(0.52)

From net realized gain on investments	(0.01)	—	(0.01)	(0.03)	—	—

Total dividends and distributions	(0.24)	(0.48)	(0.50)	(0.52)	(0.50)	(0.52)

Net asset value at end of period	$12.68	$12.32	$12.30	$12.50	$12.02	$11.91

Total investment return (a)	4.92%	4.10%	2.45%	8.42%	5.24%	14.48%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.81%††	3.85%	3.98%	3.90%	4.20%	4.60%

Net expenses (b)	0.88%††	0.89%	0.90%	0.90%	0.89%	0.89%

Expenses (before waiver/reimbursement) (b)	0.88%††	0.89%	0.90%	0.90%	0.90%	0.90%

Portfolio turnover rate	18%	32%	34%	41%	31%	67%

Net assets at end of period (in 000’s)	$4,731	$4,383	$3,483	$4,249	$3,216	$2,305

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

50	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.30	$12.29	$12.49	$12.01	$11.90	$10.87

Net investment income (loss)	0.19	0.39	0.39	0.39	0.41	0.44

Net realized and unrealized gain (loss) on investments	0.37	0.01	(0.19)	0.51	0.11	1.03

Total from investment operations	0.56	0.40	0.20	0.90	0.52	1.47

Less dividends and distributions:

From net investment income	(0.19)	(0.39)	(0.39)	(0.39)	(0.41)	(0.44)

From net realized gain on investments	(0.01)	—	(0.01)	(0.03)	—	—

Total dividends and distributions	(0.20)	(0.39)	(0.40)	(0.42)	(0.41)	(0.44)

Net asset value at end of period	$12.66	$12.30	$12.29	$12.49	$12.01	$11.90

Total investment return (a)	4.54%	3.24%	1.69%	7.61%	4.46%	13.74%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.05%††	3.11%	3.22%	3.14%	3.44%	3.79%

Net expenses (b)	1.63%††	1.63%	1.65%	1.65%	1.64%	1.64%

Expenses (before waiver/reimbursement) (b)	1.63%††	1.63%	1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate	18%	32%	34%	41%	31%	67%

Net assets at end of period (in 000’s)	$423,510	$396,092	$395,042	$401,279	$296,930	$254,392

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.34	$12.32	$12.52	$12.04	$11.93	$10.90

Net investment income (loss)	0.25	0.51	0.52	0.52	0.54	0.55

Net realized and unrealized gain (loss) on investments	0.37	0.02	(0.19)	0.51	0.11	1.03

Total from investment operations	0.62	0.53	0.33	1.03	0.65	1.58

Less dividends and distributions:

From net investment income	(0.25)	(0.51)	(0.52)	(0.52)	(0.54)	(0.55)

From net realized gain on investments	(0.01)	—	(0.01)	(0.03)	—	—

Total dividends and distributions	(0.26)	(0.51)	(0.53)	(0.55)	(0.54)	(0.55)

Net asset value at end of period	$12.70	$12.34	$12.32	$12.52	$12.04	$11.93

Total investment return (a)	5.05%	4.38%	2.74%	8.70%	5.53%	14.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.05%††	4.09%	4.21%	4.16%	4.47%	4.75%

Net expenses (b)	0.62%††	0.62%	0.62%	0.62%	0.62%	0.62%

Expenses (before waiver/reimbursement) (b)	0.62%††	0.62%	0.62%	0.62%	0.63%	0.63%

Portfolio turnover rate	18%	32%	34%	41%	31%	67%

Net assets at end of period (in 000’s)	$3,708,982	$3,024,665	$2,094,251	$1,420,936	$919,245	$834,406

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

52	MainStay MacKay High Yield Municipal Bond Fund

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds are taken from the exchange where the security is primarily traded. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or

53

Notes to Financial Statements (Unaudited) (continued)

discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2019, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

54	MainStay MacKay High Yield Municipal Bond Fund

expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of its portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2019, 42.3% of the Puerto Rico municipal securities held by the Fund were insured.

On February 4, 2019, Judge Laura Taylor Swain confirmed the Puerto Rico Sales Tax Financing Corporation’s (COFINA) Plan of Adjustment, which provided for the restructuring of over $17.6 billion in secured obligations and the issuance of $12 billion in new COFINA bonds under the Restricting Support Agreement. The confirmation order decreed that COFINA Revenues are not “Available Resources” of the Commonwealth as termed in the Puerto Rico Constitution and have a Statutory first lien against the COFINA Pledged Taxes. There are currently two appeals pending on the COFINA Plan of Adjustment with no certainty the COFINA debt restructuring plan will be upheld by higher courts. The COFINA plan is one of five Puerto Rico public entities to file for Title III bankruptcy which resulted in the restructuring of over $17 billion in debt exchanged for new debt at a lower face value. As of April 30, 2019, the Fund held 1.7% of its net assets in COFINA bonds that have not yet been restructured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s

55

Notes to Financial Statements (Unaudited) (continued)

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2019:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(2,158,324)	$(2,158,324)

Total Fair Value		$(2,158,324)	$(2,158,324)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(2,836,018)	$(2,836,018)

Total Realized Gain (Loss)		$(2,836,018)	$(2,836,018)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(5,970,340)	$(5,970,340)

Total Change in Unrealized Appreciation (Depreciation)		$(5,970,340)	$(5,970,340)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(185,146,980)	$(185,146,980)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; and 0.52% in excess of $5 billion. During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.54%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

56	MainStay MacKay High Yield Municipal Bond Fund

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $14,557,286.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $74,237 and $3,526, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $143,629, $38 and $17,880, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$526,779
Investor Class	1,535
Class C	139,108
Class I	939,725

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$5,707,690,365	$327,552,605	$(31,941,408)	$295,611,197

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$5,870,588
Exempt Interest Dividends	149,404,167
Total	$155,274,755

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the

57

Notes to Financial Statements (Unaudited) (continued)

Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $1,743,923 and $993,257, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Portfolio engaged in Rule 17a-7 transactions during the six-month period ended April 30, 2019, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)

$8,908	$1,177	$177

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	43,380,019	$537,668,949
Shares issued to shareholders in reinvestment of dividends and distributions	2,557,398	31,908,920
Shares redeemed	(22,309,672)	(276,739,844)

Net increase (decrease) in shares outstanding before conversion	23,627,745	292,838,025
Shares converted into Class A (See Note 1)	116,107	1,447,622
Shares converted from Class A (See Note 1)	(42,673)	(531,255)

Net increase (decrease)	23,701,179	$293,754,392

Year ended October 31, 2018:
Shares sold	79,119,523	$983,198,322
Shares issued to shareholders in reinvestment of dividends and distributions	2,834,414	35,241,372
Shares redeemed	(22,644,792)	(281,291,390)

Net increase (decrease) in shares outstanding before conversion	59,309,145	737,148,304
Shares converted into Class A (See Note 1)	98,865	1,230,557
Shares converted from Class A (See Note 1)	(22,611)	(280,137)

Net increase (decrease)	59,385,399	$738,098,724

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	112,615	$1,398,010
Shares issued to shareholders in reinvestment of dividends and distributions	6,681	83,248
Shares redeemed	(19,949)	(247,454)

Net increase (decrease) in shares outstanding before conversion	99,347	1,233,804
Shares converted into Investor Class (See Note 1)	14,997	188,575
Shares converted from Investor Class (See Note 1)	(96,953)	(1,205,933)

Net increase (decrease)	17,391	$216,446

Year ended October 31, 2018:
Shares sold	193,156	$2,399,672
Shares issued to shareholders in reinvestment of dividends and distributions	11,240	139,524
Shares redeemed	(57,069)	(708,577)

Net increase (decrease) in shares outstanding before conversion	147,327	1,830,619
Shares converted into Investor Class (See Note 1)	6,983	86,771
Shares converted from Investor Class (See Note 1)	(81,523)	(1,011,991)

Net increase (decrease)	72,787	$905,399

58	MainStay MacKay High Yield Municipal Bond Fund

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,633,728	$45,109,905
Shares issued to shareholders in reinvestment of dividends and distributions	380,380	4,732,782
Shares redeemed	(2,721,643)	(33,779,757)

Net increase (decrease) in shares outstanding before conversion	1,292,465	16,062,930
Shares converted from Class C (See Note 1)	(36,251)	(451,721)

Net increase (decrease)	1,256,214	$15,611,209

Year ended October 31, 2018:
Shares sold	5,325,158	$66,108,539
Shares issued to shareholders in reinvestment of dividends and distributions	746,431	9,249,781
Shares redeemed	(6,000,632)	(74,316,031)

Net increase (decrease) in shares outstanding before conversion	70,957	1,042,289
Shares converted from Class C (See Note 1)	(17,513)	(218,566)

Net increase (decrease)	53,444	$823,723

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	85,533,499	$1,065,749,545
Shares issued to shareholders in reinvestment of dividends and distributions	3,700,882	46,216,160
Shares redeemed	(42,301,686)	(524,499,699)

Net increase (decrease) in shares outstanding before conversion	46,932,695	587,466,006
Shares converted into Class I (See Note 1)	44,587	552,712

Net increase (decrease)	46,977,282	$588,018,718

Year ended October 31, 2018:
Shares sold	121,382,729	$1,512,235,571
Shares issued to shareholders in reinvestment of dividends and distributions	5,719,080	71,140,451
Shares redeemed	(51,871,820)	(643,413,086)

Net increase (decrease) in shares outstanding before conversion	75,229,989	939,962,936
Shares converted into Class I (See Note 1)	15,615	193,366

Net increase (decrease)	75,245,604	$940,156,302

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

59

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds

60	MainStay MacKay High Yield Municipal Bond Fund

and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with

61

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

62	MainStay MacKay High Yield Municipal Bond Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for

63

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

64	MainStay MacKay High Yield Municipal Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

65

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1738288 MS065-19	MSMHY10-06/19 (NYLIM) NL243

MainStay MacKay International Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/28/2007	–3.02 2.63%	–17.30 –12.49%	–1.45 –0.33%	7.05 7.65%	1.78 1.78%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.17 2.47	–17.39 –12.58	–1.58 –0.46	6.89 7.49	1.88 1.88
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/28/2007	1.14 2.12	–14.06 –13.23	–1.18 –1.18	6.71 6.71	2.62 2.62
Class I Shares	No Sales Charge		9/28/2007	2.75	–12.27	–0.07	7.90	1.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI EAFE® Index[3]	7.45%	–3.22%	2.60%	7.95%
Morningstar Foreign Large Value Category Average[4]	5.18	–5.96	0.76	6.92

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Foreign Large Value Category Average is representative of funds invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,026.30	$8.39	$1,016.51	$8.35	1.67%

Investor Class Shares	$1,000.00	$1,024.70	$9.19	$1,015.72	$9.15	1.83%

Class C Shares	$1,000.00	$1,021.20	$12.88	$1,012.05	$12.82	2.57%

Class I Shares	$1,000.00	$1,027.50	$7.09	$1,017.80	$7.05	1.41%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2019 (Unaudited)

Japan	24.4%

United Kingdom	13.1

France	8.7

Australia	8.4

Germany	7.9

Switzerland	6.8

United States	4.8

Sweden	4.6

Hong Kong	4.5

Spain	4.0

Netherlands	3.7

Italy	2.7

Denmark	2.0

Finland	1.1%

Israel	1.1

Norway	1.1

Singapore	1.0

China	0.7

Belgium	0.6

South Africa	0.6

Austria	0.5

Macau	0.5

Portugal	0.1

Other Assets, Less Liabilities	–2.9

Investments Sold Short	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Roche Holding A.G.

2.	Rio Tinto

3.	SAP S.E.

4.	Novartis A.G., Registered

5.	Toyota Motor Corp.
6.	British American Tobacco PLC

7.	Volkswagen A.G.

8.	Sony Corp.

9.	L’Oreal S.A.

10.	HSBC Holdings PLC

Top Five Short Positions as of April 30, 2019 (Unaudited)

1.	Anxin-China Holdings, Ltd.

2.	Boshiwa International Holding, Ltd.

3.	Virgin Australia International Holdings Pty, Ltd.

4.	Intercell A.G.

5.	Ezion Holdings, Ltd.

8	MainStay MacKay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay International Opportunities Fund returned 2.75%, underperforming the 7.45% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares also underperformed the 5.18% return of the Morningstar Foreign Large Value Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the MSCI EAFE® Index during the reporting period primarily due the underperformance of key factors that comprise the Fund’s stock selection model. The model includes valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis; momentum signals, which evaluate historical price trends; and sentiment signals, which evaluate stocks using a blend of earnings measures. All three signals failed to add value during a time in which international equities were largely driven by unpredictable macroeconomic and geopolitical forces. Bottom-up stock selection lost efficacy as investors paid less attention to underlying company fundamentals.

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund. Effective December 18, 2018, Rui Tang was added as a portfolio manager of the Fund. Ping Wang continues to manage the Fund. For more information about this change refer to the supplement dated December 18, 2018.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The consumer discretionary and information technology sectors provided the Fund’s strongest positive contributions to performance relative to the MSCI EAFE® Index during the reporting period. (Contributions take weightings and total returns into account.) The weakest contributors to relative performance included the consumer staples, materials and energy sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual holdings generating the strongest positive contributions to the Fund’s absolute performance during the reporting period included Swiss packaged foods & meats producer Nestle, Japanese internet & direct marketing retailer Rakuten, and German application software company SAP. Over the same period, the stocks that detracted most from the Fund’s absolute performance included U.S. online financial trading services firm Plus500, U.K. apparel accessories and luxury goods retailer Pandora, and Danish paper products producer ENCE Energia y Celulosa.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made its largest initial purchase during the reporting period in multinational Spanish banking group Banco Bilbao Vizcaya Argentaria, while its largest increased position size was in SAP, mentioned in the previous response. During the same period, the Fund sold its entire position in French aerospace and defense company Safran and decreased its holdings in Australia-based biotechnology developer CSL.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest increases in exposure relative to the MSCI EAFE® Index in the industrials and consumer discretionary sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures occurred in materials and health care.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund held its most overweight exposures, relative to the MSCI EAFE® Index, in information technologies and utilities. The Fund held its most underweight benchmark-relative exposures in the materials and health care sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 97.6%†
Australia 8.4%
Accent Group, Ltd. (Specialty Retail)	756,070	$860,782
AGL Energy, Ltd. (Multi-Utilities) (a)	109,683	1,718,847
Altium, Ltd. (Software)	5,949	141,749
Alumina, Ltd. (Metals & Mining) (a)	977,185	1,543,061
Aurizon Holdings, Ltd. (Road & Rail)	483,598	1,622,742
Austal, Ltd. (Aerospace & Defense)	28,458	53,564
Australia & New Zealand Banking Group, Ltd. (Banks)	135,549	2,599,104
BHP Group PLC (Metals & Mining)	57,506	1,356,830
BHP Group, Ltd. (Metals & Mining)	24,146	636,613
BlueScope Steel, Ltd. (Metals & Mining)	160,827	1,524,894
Bravura Solutions, Ltd. (Software)	228,277	928,531
CIMIC Group, Ltd. (Construction & Engineering)	1,739	62,019
Coca-Cola Amatil, Ltd. (Beverages)	246,230	1,527,503
Collins Foods, Ltd. (Hotels, Restaurants & Leisure)	27,697	145,461
Commonwealth Bank of Australia (Banks)	18,790	987,093
Computershare, Ltd. (IT Services)	125,866	1,582,043
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance) (b)	535,790	902,715
GWA Group, Ltd. (Building Products)	244,896	581,795
Harvey Norman Holdings, Ltd. (Multiline Retail) (b)	511,814	1,504,550
Jumbo Interactive, Ltd. (Hotels, Restaurants & Leisure)	68,855	833,906
Mineral Resources, Ltd. (Metals & Mining)	21,263	233,684
Mount Gibson Iron, Ltd. (Metals & Mining)	420,006	353,820
Navigator Global Investments, Ltd. (Capital Markets)	39,129	110,612
New Hope Corp, Ltd. (Oil, Gas & Consumable Fuels)	313,847	595,153
NRW Holdings, Ltd. (Construction & Engineering)	441,504	915,041
QBE Insurance Group, Ltd. (Insurance)	194,247	1,770,562
Regis Resources, Ltd. (Metals & Mining) (a)	274,125	925,641
Rio Tinto, Ltd. (Metals & Mining)	30,838	2,073,273
Service Stream, Ltd. (Construction & Engineering)	235,960	392,562
Super Retail Group, Ltd. (Specialty Retail)	144,252	880,639
Telstra Corp., Ltd. (Diversified Telecommunication Services)	723,152	1,723,077
Westpac Banking Corp. (Banks)	13,828	268,169

		31,356,035

Austria 0.5%
AT&S Austria Technologie & Systemtechnik A.G. (Electronic Equipment, Instruments & Components)	24,028	477,551

	Shares	Value
Austria (continued)
Raiffeisen Bank International A.G. (Banks)	52,136	$1,389,969

		1,867,520

Belgium 0.6%
ageas S.A./N.A. (Insurance)	19,851	1,046,450
Anheuser-Busch InBev S.A. / N.V. (Beverages) (b)	3,556	316,121
D’ieteren S.A. / N.V. (Distributors)	3,515	145,476
Proximus SADP (Diversified Telecommunication Services) (b)	29,474	824,798

		2,332,845

China 0.7%
CITIC Telecom International Holdings, Ltd. (Diversified Telecommunication Services)	2,226,000	922,203
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	1,351,400	1,559,958

		2,482,161

Denmark 2.0%
Carlsberg A/S (Beverages)	14,340	1,852,310
GN Store Nord A/S (Health Care Equipment & Supplies)	6,153	314,939
H. Lundbeck A/S (Pharmaceuticals)	16,627	699,422
Matas A/S (Specialty Retail)	35,436	351,895
Novo Nordisk A/S, Class B (Pharmaceuticals)	39,721	1,942,398
Pandora A/S (Textiles, Apparel & Luxury Goods)	6,676	280,026
Vestas Wind Systems A/S (Electrical Equipment)	21,183	1,915,804

		7,356,794

Finland 1.1%
Finnair OYJ (Airlines)	49,584	414,320
Metso OYJ (Machinery) (b)	41,817	1,557,615
Nokia OYJ (Communications Equipment)	252,146	1,323,254
Tokmanni Group Corp. (Multiline Retail)	25,260	221,270
Valmet OYJ (Machinery)	26,022	715,064

		4,231,523

France 8.7%
Air France-KLM (Airlines) (c)	68,166	787,487
Airbus S.E. (Aerospace & Defense)	4,511	616,657
Akka Technologies S.E. (Professional Services)	5,288	387,889
Alstom S.A. (Machinery)	36,925	1,623,472
ATOS S.E. (IT Services)	16,555	1,704,180
BioMerieux (Health Care Equipment & Supplies)	7,400	587,214
BNP Paribas S.A. (Banks)	1,529	81,373
Capgemini S.E. (IT Services)	8,211	995,543
Casino Guichard Perrachon S.A. (Food & Staples Retailing) (b)	36,764	1,505,060

10	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
France (continued)
Cie de Saint-Gobain (Building Products)	8,117	$331,751
Cie Generale des Etablissements Michelin SCA (Auto Components)	15,953	2,060,367
Credit Agricole S.A. (Banks)	139,126	1,908,416
Dassault Aviation S.A. (Aerospace & Defense)	218	329,842
Derichebourg S.A. (Commercial Services & Supplies)	38,896	169,268
Edenred (Commercial Services & Supplies)	37,892	1,785,412
Engie S.A. (Multi-Utilities)	148,786	2,203,630
Eramet S.A. (Metals & Mining)	12,418	867,995
Eutelsat Communications S.A. (Media)	87,083	1,571,548
IPSOS (Media)	13,868	402,080
Kaufman & Broad S.A. (Household Durables)	13,201	526,510
Kering S.A. (Textiles, Apparel & Luxury Goods)	4,454	2,632,686
Korian S.A. (Health Care Providers & Services)	22,934	922,419
L’Oreal S.A. (Personal Products) (b)	11,984	3,294,453
Mersen S.A. (Electrical Equipment)	6,700	238,217
Neopost S.A. (Technology Hardware, Storage & Peripherals)	31,991	784,361
Publicis Groupe S.A. (Media)	28,550	1,693,307
Rallye S.A. (Food & Staples Retailing) (b)	224	2,608
Societe Generale S.A. (Banks)	39,122	1,238,273
Teleperformance S.E. (Professional Services)	5,013	963,149
Television Francaise 1 (Media)	32,603	356,168

		32,571,335

Germany 7.4%
ADVA Optical Networking S.E. (Communications Equipment) (c)	11,719	100,158
Allianz S.E., Registered (Insurance) (a)	12,576	3,029,807
BASF S.E. (Chemicals)	6,575	534,579
Borussia Dortmund GmbH & Co. KGaA (Entertainment)	47,133	452,784
CECONOMY A.G. (Specialty Retail) (c)	90,113	604,403
Daimler A.G., Registered Shares (Automobiles)	1,547	101,227
Deutsche Lufthansa A.G., Registered (Airlines)	65,894	1,590,473
Deutsche Pfandbriefbank A.G. (Thrifts & Mortgage Finance) (d)	28,354	394,661
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services) (a)	176,136	2,946,324
Deutsche Wohnen A.G. (Real Estate Management & Development)	14,021	630,139
DEUTZ A.G. (Machinery)	95,974	945,119
DWS Group GmbH & Co. KGaA (Capital Markets) (c)(d)	7,292	267,935
Eckert & Ziegler A.G. (Health Care Equipment & Supplies)	6,315	555,300
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	8,064	202,599

	Shares	Value
Germany (continued)
HOCHTIEF A.G. (Construction & Engineering)	10,551	$1,573,923
Merck KGaA (Pharmaceuticals)	7,445	792,278
METRO A.G. (Food & Staples Retailing)	94,259	1,596,386
MTU Aero Engines A.G. (Aerospace & Defense)	2,907	683,725
SAP S.E. (Software) (a)	37,292	4,792,507
Siemens A.G., Registered (Industrial Conglomerates)	8,797	1,053,174
Siemens Healthineers A.G. (Health Care Equipment & Supplies) (d)	3,508	149,593
Volkswagen A.G. (Automobiles)	8,940	1,598,321
Vonovia S.E. (Real Estate)	41,935	2,091,616
Wirecard A.G. (IT Services)	6,370	955,232

		27,642,263

Hong Kong 4.5%
AIA Group, Ltd. (Insurance)	197,000	2,007,719
CK Asset Holdings, Ltd. (Real Estate Management & Development)	246,000	1,975,576
CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	211,500	2,221,548
First Pacific Co., Ltd. (Diversified Financial Services)	2,240,000	928,003
Genting Hong Kong, Ltd. (Hotels, Restaurants & Leisure)	2,102,000	281,346
Get Nice Financial Group, Ltd. (Capital Markets)	316,000	39,476
HKT Trust & HKT, Ltd. (Diversified Telecommunication Services)	1,042,000	1,615,174
Melco Resorts & Entertainment, Ltd., ADR (Hotels, Restaurants & Leisure)	63,300	1,588,830
NWS Holdings, Ltd. (Industrial Conglomerates) (a)	647,000	1,344,343
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	1,640,000	729,604
Singamas Container Holdings, Ltd. (Machinery)	1,048,000	185,692
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development)	38,500	664,504
WH Group, Ltd. (Food Products) (d)	1,455,500	1,725,493
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	502,500	1,623,799

		16,931,107

Israel 1.1%
Bank Leumi Le-Israel B.M. (Banks)	253,249	1,732,225
Israel Chemicals, Ltd. (Chemicals)	21,326	112,914
Israel Corp., Ltd. (Chemicals)	2,892	696,324
Mizrahi Tefahot Bank, Ltd. (Banks)	70,186	1,517,467

		4,058,930

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Italy 2.7%
ASTM S.p.A. (Transportation Infrastructure)	21,222	$540,319
Atlantia S.p.A. (Transportation Infrastructure)	18,943	516,714
Banca Farmafactoring S.p.A. (Diversified Financial Services) (d)	12,851	75,816
Banca IFIS S.p.A. (Diversified Financial Services)	51,222	883,016
BPER Banca S.p.A. (Banks)	199,848	960,257
El.En. S.p.A. (Health Care Equipment & Supplies)	10,932	221,440
Enel S.p.A. (Electric Utilities)	74,796	473,063
Falck Renewables S.p.A. (Independent Power & Renewable Electricity Producers)	259,136	925,420
Leonardo S.p.A. (Aerospace & Defense)	135,077	1,559,718
Piaggio & C S.p.A. (Automobiles)	131,285	362,233
Poste Italiane S.p.A. (Insurance) (d)	155,478	1,658,394
RCS MediaGroup S.p.A. (Media) (c)	69,989	101,579
Snam S.p.A. (Oil, Gas & Consumable Fuels)	345,167	1,756,452

		10,034,421

Japan 24.4%
Amada Holdings Co., Ltd. (Machinery) (e)	120,400	1,330,432
Astellas Pharma, Inc. (Pharmaceuticals) (e)	157,700	2,143,082
Chubu Electric Power Co., Inc. (Electric Utilities) (e)	119,900	1,742,904
Daiichi Sankyo Co, Ltd. (Pharmaceuticals) (e)	30,800	1,508,429
Daiwa House Industry Co., Ltd. (Real Estate Management & Development) (e)	18,600	521,657
Electric Power Development Co., Ltd. (Independent Power & Renewable Electricity Producers) (e)	70,400	1,635,050
FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals) (e)	7,300	340,662
Fukuoka Financial Group, Inc. (Banks) (e)	69,200	1,608,758
Hitachi, Ltd. (Electronic Equipment, Instruments & Components) (e)	71,100	2,368,048
IHI Corp. (Machinery) (e)	64,800	1,542,921
INPEX Corp. (Oil, Gas & Consumable Fuels) (e)	179,600	1,756,928
Isetan Mitsukoshi Holdings, Ltd. (Multiline Retail) (e)	11,500	109,586
Isuzu Motors, Ltd. (Automobiles) (e)	88,800	1,266,107
ITOCHU Corp. (Trading Companies & Distributors) (e)	91,500	1,648,613
Japan Post Holdings Co., Ltd. (Insurance) (e)	176,400	1,972,206
JFE Holdings, Inc. (Metals & Mining) (e)	57,900	994,756
JXTG Holdings, Inc. (Oil, Gas & Consumable Fuels) (e)	387,000	1,873,255
Kajima Corp. (Construction & Engineering) (e)	35,200	521,892
Kansai Electric Power Co., Inc. (Electric Utilities) (e)	132,500	1,603,219
Keyence Corp. (Electronic Equipment, Instruments & Components) (e)	300	186,966

	Shares	Value
Japan (continued)
Kobe Steel, Ltd. (Metals & Mining) (e)	157,900	$1,209,038
Kyocera Corp. (Electronic Equipment, Instruments & Components) (e)	17,400	1,119,055
LIXIL Group Corp. (Building Products) (e)	5,600	72,431
Marubeni Corp. (Trading Companies & Distributors) (e)	249,200	1,786,045
Mebuki Financial Group, Inc. (Banks) (e)	616,000	1,559,478
Mitsubishi Chemical Holdings Corp. (Chemicals) (e)	98,700	701,634
Mitsubishi Corp. (Trading Companies & Distributors) (e)	89,900	2,474,311
Mitsubishi Gas Chemical Co., Inc. (Chemicals) (e)	51,100	765,035
Mitsubishi Heavy Industries, Ltd. (Machinery) (e)	44,100	1,835,271
Mitsubishi UFJ Financial Group, Inc. (Banks) (e)	343,800	1,722,715
Mitsubishi UFJ Lease & Finance Co., Ltd. (Diversified Financial Services) (e)	279,400	1,420,676
Mitsui & Co., Ltd. (Trading Companies & Distributors) (e)	136,300	2,202,923
Mitsui Fudosan Co., Ltd. (Real Estate Management & Development) (e)	7,300	168,767
Mizuho Financial Group, Inc. (Banks) (e)	323,900	506,407
MS&AD Insurance Group Holdings, Inc. (Insurance) (e)	60,700	1,878,164
NEC Corp. (Technology Hardware, Storage & Peripherals) (e)	51,200	1,721,610
Nikon Corp. (Household Durables) (e)	115,000	1,592,742
Nippon Electric Glass Co., Ltd. (Electronic Equipment, Instruments & Components) (b)(e)	56,600	1,542,884
Nippon Express Co., Ltd. (Road & Rail) (b)(e)	29,000	1,593,202
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (e)	53,100	2,204,710
NTT Data Corp. (IT Services) (e)	144,000	1,667,503
NTT DOCOMO, Inc. (Wireless Telecommunication Services) (e)	7,100	154,079
Oji Holdings Corp. (Paper & Forest Products) (e)	271,000	1,627,674
ORIX Corp. (Diversified Financial Services) (e)	140,200	1,972,598
Otsuka Holdings Co., Ltd. (Pharmaceuticals) (e)	7,500	268,566
Persol Holdings Co., Ltd. (Professional Services) (e)	64,300	1,195,674
Rakuten, Inc. (Internet & Direct Marketing Retail) (e)	158,900	1,770,840
Ricoh Co., Ltd. (Technology Hardware, Storage & Peripherals) (e)	24,300	244,217
SBI Holdings, Inc. (Capital Markets) (e)	74,000	1,569,563

12	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Japan (continued)
Seven & i Holdings Co., Ltd. (Food & Staples Retailing) (e)	63,300	$2,196,222
Showa Denko K.K. (Chemicals) (e)	46,100	1,569,174
SoftBank Group Corp. (Wireless Telecommunication Services) (e)	23,400	2,442,818
Sony Corp. (Household Durables) (e)	65,200	3,302,740
Sumco Corp. (Semiconductors & Semiconductor Equipment) (e)	82,100	1,069,532
Sumitomo Chemical Co., Ltd. (Chemicals) (e)	343,400	1,709,711
Sumitomo Heavy Industries, Ltd. (Machinery) (e)	44,800	1,586,438
Sumitomo Mitsui Financial Group, Inc. (Banks) (e)	76,000	2,754,646
Suzuken Co., Ltd. (Health Care Providers & Services) (e)	28,100	1,619,257
Taiheiyo Cement Corp. (Construction Materials) (e)	27,200	875,772
TAISEI Corp. (Construction & Engineering) (e)	39,900	1,751,610
Tohoku Electric Power Co., Inc. (Electric Utilities) (e)	61,100	698,945
Toyota Motor Corp. (Automobiles) (e)	68,000	4,226,534

		91,026,682

Macau 0.5%
Wynn Macau, Ltd. (Hotels, Restaurants & Leisure)	579,600	1,662,375

Netherlands 3.7%
Adyen N.V. (IT Services) (c)(d)	2,098	1,707,422
ASML Holding N.V. (Semiconductors & Semiconductor Equipment) (b)	3,742	778,717
EXOR N.V. (Diversified Financial Services)	24,945	1,660,793
Flow Traders (Capital Markets) (d)	31,512	903,390
Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	94,726	2,280,012
Koninklijke BAM Groep N.V. (Construction & Engineering)	183,559	893,519
Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	85,860	2,743,056
Signify N.V. (Electrical Equipment) (d)	30,768	922,436
Wolters Kluwer N.V. (Professional Services)	28,410	1,981,345

		13,870,690

Norway 1.1%
Austevoll Seafood ASA (Food Products)	76,774	892,550
DNO ASA (Oil, Gas & Consumable Fuels)	234,898	532,829
Elkem ASA (Chemicals) (c)(d)	217,866	898,994
Equinor ASA (Oil, Gas & Consumable Fuels) (b)	17,566	391,840
Europris ASA (Multiline Retail) (d)	122,253	381,463

	Shares	Value
Norway (continued)
Grieg Seafood ASA (Food Products)	26,706	$308,154
NEL ASA (Electrical Equipment) (c)	827,698	694,589

		4,100,419

Portugal 0.1%
Altri SGPS S.A. (Paper & Forest Products)	41,557	325,573
Mota-Engil SGPS S.A. (Construction & Engineering) (c)	61,194	162,940

		488,513

Singapore 1.0%
Best World International, Ltd. (Personal Products) (b)(f)(h)	618,500	736,688
Golden Agri-Resources, Ltd. (Food Products)	1,138,000	242,644
Hi-P International, Ltd. (Electronic Equipment, Instruments & Components)	863,400	926,817
Jardine Cycle & Carriage, Ltd. (Distributors)	24,900	650,282
Silverlake Axis, Ltd. (Software)	162,500	62,128
Wilmar International, Ltd. (Food Products)	426,100	1,140,360

		3,758,919

South Africa 0.6%
Anglo American PLC (Metals & Mining)	82,341	2,127,482
Investec PLC (Capital Markets)	15,036	95,094

		2,222,576

Spain 4.0%
Almirall S.A. (Pharmaceuticals)	43,042	693,242
Banco Bilbao Vizcaya Argentaria S.A. (Banks)	417,920	2,539,630
Banco Santander S.A. (Banks)	595,472	3,013,148
Construcciones Y Auxiliar De Ferrocarriles S.A. (Machinery)	6,365	299,838
Endesa S.A. (Electric Utilities)	68,105	1,696,547
Faes Farma S.A. (Pharmaceuticals)	33,945	155,717
Iberdrola S.A. (Electric Utilities)	331,304	3,009,142
Sacyr S.A. (Construction & Engineering) (b)	377,104	922,899
Telefonica S.A. (Diversified Telecommunication Services)	301,572	2,513,824

		14,843,987

Sweden 4.6%
Atlas Copco A.B., Class A (Machinery) (b)	18,111	562,944
Betsson A.B. (Hotels, Restaurants & Leisure)	108,043	820,008
Boliden A.B. (Metals & Mining) (b)	55,157	1,637,783
Capio A.B. (Health Care Providers & Services) (c)(d)(f)(h)	29,785	181,900
Dustin Group A.B. (Internet & Direct Marketing Retail) (d)	22,075	197,805
Fingerprint Cards A.B. (Electronic Equipment, Instruments & Components) (b)(c)	647,140	947,834
Hexagon A.B., Class B (Electronic Equipment, Instruments & Components)	11,444	624,186
Husqvarna A.B., B Shares (Household Durables)	82,065	748,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Sweden (continued)
ICA Gruppen A.B. (Food & Staples Retailing) (b)	43,770	$1,583,106
JM A.B. (Household Durables) (b)	13,238	252,016
Lindab International A.B. (Building Products)	18,646	210,076
MIPS A.B. (Leisure Products) (c)	7,245	116,565
Nobina A.B. (Road & Rail) (d)	96,160	617,634
Recipharm A.B., Class B (Pharmaceuticals) (c)	3,941	56,394
Sandvik AB (Machinery) (b)	106,093	1,962,192
Skandinaviska Enskilda Banken A.B., Class A (Banks)	193,735	1,848,583
Swedish Match A.B. (Tobacco)	8,812	429,227
Telefonaktiebolaget LM Ericsson, Class B (Communications Equipment)	225,246	2,229,419
Volvo A.B., Class B (Machinery)	131,888	2,110,841

		17,137,343

Switzerland 6.8%
Adecco Group A.G., Registered (Professional Services)	10,803	620,434
Alcon, Inc. (Health Care Equipment & Supplies) (c)	11,450	659,391
ALSO holding A.G. (Electronic Equipment, Instruments & Components)	1,731	217,447
Ferrexpo PLC (Metals & Mining)	261,310	706,371
Forbo Holding A.G., Registered (Household Durables)	242	388,787
Interroll Holding A.G. (Machinery)	254	554,640
Kardex A.G., Registered (Machinery)	1,447	224,374
Landis+Gyr Group A.G. (Electronic Equipment, Instruments & Components)	13,563	946,395
Novartis A.G., Registered (Pharmaceuticals) (a)	57,250	4,675,178
Roche Holding A.G. (Pharmaceuticals) (a)	24,089	6,349,973
Schweizerische Nationalbank, Registered (Diversified Financial Services) (b)	29	165,072
Sonova Holding A.G. (Health Care Equipment & Supplies)	8,862	1,787,272
Sulzer A.G. (Machinery)	5,497	578,859
Sunrise Communications Group A.G. (Diversified Telecommunication Services) (d)	4,923	326,847
Swiss Life Holding A.G., Registered (Insurance)	562	264,247
Swiss Re A.G. (Insurance)	22,643	2,179,079
Swisscom A.G., Registered (Diversified Telecommunication Services)	1,286	599,111
Swissquote Group Holding S.A., Registered (Capital Markets)	9,009	351,536
Temenos A.G., Registered (Software)	5,513	916,534
Zurich Insurance Group A.G. (Insurance) (a)	8,620	2,748,553

		25,260,100

	Shares	Value
United Kingdom 13.1%
Ashtead Group PLC (Trading Companies & Distributors)	65,055	$1,800,130
AstraZeneca PLC (Pharmaceuticals)	17,075	1,274,940
Aviva PLC (Insurance)	371,482	2,080,552
Barclays PLC (Banks)	965,015	2,067,266
Barratt Developments PLC (Household Durables)	210,906	1,655,079
Berkeley Group Holdings PLC (Household Durables)	32,816	1,607,270
Bovis Homes Group PLC (Household Durables)	34,419	498,194
British American Tobacco PLC (Tobacco)	97,623	3,806,283
BT Group PLC (Diversified Telecommunication Services)	142,651	426,072
Coca-Cola European Partners PLC (Beverages) (c)	17,000	911,030
Computacenter PLC (IT Services)	59,640	938,691
Diageo PLC (Beverages)	32,367	1,364,750
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (c)	24,753	957,823
Dixons Carphone PLC (Specialty Retail)	186,461	352,804
Drax Group PLC (Independent Power & Renewable Electricity Producers)	205,067	911,859
Dunelm Group PLC (Specialty Retail)	49,630	553,335
EnQuest PLC (Oil, Gas & Consumable Fuels) (c)	1,907,510	531,805
Games Workshop Group PLC (Leisure Products)	6,305	341,695
Genel Energy PLC (Oil, Gas & Consumable Fuels) (c)	313,112	943,169
Go-Ahead Group PLC (Road & Rail)	26,603	671,951
HSBC Holdings PLC (Banks)	363,681	3,163,656
Imperial Brands PLC (Tobacco)	71,513	2,271,642
International Consolidated Airlines Group S.A. (Airlines)	104,419	737,833
Legal & General Group PLC (Insurance)	536,251	1,945,373
Meggitt PLC (Aerospace & Defense)	204,624	1,452,621
Micro Focus International PLC (Software)	56,806	1,435,426
OneSavings Bank PLC (Thrifts & Mortgage Finance)	175,385	994,854
Paragon Banking Group PLC (Thrifts & Mortgage Finance)	101,047	604,276
Persimmon PLC (Household Durables)	56,197	1,638,561
Petrofac, Ltd. (Energy Equipment & Services)	70,369	406,777
Pets at Home Group PLC (Specialty Retail)	489,577	966,551
Premier Oil PLC (Oil, Gas & Consumable Fuels) (c)	676,595	880,339
Prudential PLC (Insurance)	4,013	90,792
Redrow PLC (Household Durables)	112,641	904,805
Rio Tinto PLC (Metals & Mining)	55,325	3,221,221
Tesco PLC (Food & Staples Retailing)	163,360	532,128
Unilever N.V., CVA (Personal Products) (b)	24,087	1,457,783

14	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Unilever PLC (Personal Products)	6,999	$425,076
WPP PLC (Media)	157,927	1,969,580

		48,793,992

Total Common Stocks (Cost $355,823,315)		364,030,530

Exchange-Traded Funds 0.6%
United States 0.6%
iShares MSCI EAFE ETF (Capital Markets) (a)	34,183	2,282,057

Total Exchange-Traded Funds (Cost $2,260,256)		2,282,057

Preferred Stocks 0.5%
Germany 0.5%
Volkswagen A.G. 2.55% (Automobiles)	10,193	1,772,491

Total Preferred Stocks (Cost $1,718,241)		1,772,491

Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
United States 0.3%
MainStay U.S. Government Liquidity Fund, 2.20% (g)	1,296,915	1,296,915

Total Short-Term Investment (Cost $1,296,915)		1,296,915

Investment of Cash Collateral For Securities Loaned 3.9%
Unaffiliated Investment Company 3.9%
United States 3.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (g)	14,600,520	14,600,520

Total Investment of Cash Collateral For Securities Loaned (Cost $14,600,520)		14,600,520

Total Investments, Before Investments Sold Short (Cost $375,699,247)	102.9%	383,982,513

	Shares	Value
Investments Sold Short (0.0%)‡ Common Stocks Sold Short (0.0%)‡
Australia (0.0%)‡
Virgin Australia International Holdings Pty, Ltd. (Airlines) (a)(c)(f)(h)(i)	(444,108)	$(31)

China (0.0%)‡
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(c)(f)(h)(i)	(86,000)	(2,741)

Hong Kong (0.0%)‡
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (a)(c)(f)(h)(i)	(1,608,000)	(20,498)

Total Common Stocks Sold Short (Proceeds $310,473)		(23,270)

	Number of Rights
Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (a)(c)(f)(h)(i)	(19,159)	(2)

Total Rights Sold Short (Proceeds $0)		(2)

	Number of Warrants
Warrants Sold Short 0.0%‡
Singapore 0.0%‡
Ezion Holdings, Ltd. Expires 4/13/23 (Energy Equipment & Services) (a)(c)(f)(h)(i)	(2,005,620)	—

Total Warrants Sold Short (Proceeds $0)		—

Total Investments Sold Short (Proceeds $310,473)		(23,272)

Total Investments, Net of Investments Sold Short (Cost $375,388,774)	102.9%	383,959,241
Other Assets, Less Liabilities	(2.9)	(10,862,981)
Net Assets	100.0%	$373,096,260

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(K)).

(b)	All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $20,482,096; the total

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

market value of collateral held by the Fund was $21,691,876. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $7,091,356 (See Note 2(M)).

(c)	Non-income producing security.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Temporarily deemed illiquid due to the extended closure of the Japanese market.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30,
2019, the total market value of the fair valued security was $895,316, which represented 0.2% of the Fund’s net assets.

(g)	Current yield as of April 30, 2019.

(h)

Illiquid security—As of April 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $895,316, which represented 0.2% of the Fund’s net assets.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2019 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Australia

Citigroup	Bingo Industries, Ltd.	1 month LIBOR BBA minus 1.149%	12/19/2019	Monthly	$(831)	$120,867
Citigroup	Carnarvon Petroleum, Ltd.	1 month LIBOR BBA minus 9.50%	12/19/2019	Monthly	(55)	727
Citigroup	CSL, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	226	7,907
Citigroup	Domain Holdings Australia, Ltd.	1 month LIBOR BBA minus 2.306%	12/19/2019	Monthly	(626)	28,173
Citigroup	Galaxy Resources, Ltd.	1 month LIBOR BBA minus 10.726%	12/19/2019	Monthly	(912)	359,493
Citigroup	GrainCorp, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(510)	21,399
Citigroup	Kidman Resources, Ltd.	1 month LIBOR BBA minus 7.798%	12/19/2019	Monthly	(294)	21,553
Citigroup	Macquarie Group, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	2,043	213,327
Citigroup	Pilbara Minerals, Ltd.	1 month LIBOR BBA minus 12.063%	12/19/2019	Monthly	(260)	23,843
Citigroup	SpeedCast International Ltd	1 month LIBOR BBA minus 0.75%	12/19/2019	Monthly	(274)	11,018
Citigroup	Virgin Australia Holdings, Ltd.	1 month LIBOR BBA minus 5.00%	12/19/2019	Monthly	(12)	1,437

Austria

Citigroup	FACC A.G.	1 month LIBOR BBA minus 0.505%	12/19/2019	Monthly	(489)	35,442
Citigroup	S&T A.G.	1 month LIBOR BBA minus 1.25%	12/19/2019	Monthly	(353)	1,547
Citigroup	Zumtobel Group A.G.	1 month LIBOR BBA minus 1.538%	12/19/2019	Monthly	(197)	36,715

France

Citigroup	AXA S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	2,670	164,780
Citigroup	LVMH Moet Hennessy Louis Vuitton S.E.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	3,823	521,007
Citigroup	Peugeot S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	1,620	200,243
Citigroup	Sanofi	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	4,050	55,799
Citigroup	Technicolor S.A., Registered	1 month LIBOR BBA minus 5.628%	12/19/2019	Monthly	(918)	67,545
Citigroup	TOTAL S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	4,679	23,403

Germany

Citigroup	Allianz S.E., Registered	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	1,045	104,081
Citigroup	Aumann A.G.	1 month LIBOR BBA minus 6.364%	12/19/2019	Monthly	(984)	110,438
Citigroup	zooplus A.G.	1 month LIBOR BBA minus 4.228%	12/19/2019	Monthly	(932)	184,078

16	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Hong Kong

Citigroup	Esprit Holdings, Ltd.	1 month LIBOR BBA minus 0.827%	12/19/2019	Monthly	$(327)	$58,101
Citigroup	Li & Fung, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(249)	11,279
Citigroup	Pacific Basin Shipping, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(784)	37,379
Citigroup	Prada S.p.A.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(811)	56,850
Citigroup	Sa Sa International Holdings, Ltd.	1 month LIBOR BBA minus 1.129%	12/19/2019	Monthly	(776)	54,362

Italy

Citigroup	Brunello Cucinelli S.p.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(705)	6,344
Citigroup	Credito Valtellinese S.p.A.	1 month LIBOR BBA minus 5.50%	12/19/2019	Monthly	(691)	157,019
Citigroup	Datalogic S.p.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(92)	10,409
Citigroup	Fila S.p.A.	1 month LIBOR BBA minus 2.517%	12/19/2019	Monthly	(327)	5,722

Netherlands

Citigroup	AMG Advanced Metallurgical Group NV	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(730)	10,203
Citigroup	Takeaway.com NV	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(476)	1,051

Norway

Citigroup	Borr Drilling, Ltd.	1 month LIBOR BBA minus 1.84%	12/19/2019	Monthly	(675)	1,488
Citigroup	Northern Drilling, Ltd.	1 month LIBOR BBA minus 1.25%	12/19/2019	Monthly	(129)	18,653

Spain

Citigroup	ACS Actividades de Construccion y Servicios S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	1,544	255,475
Citigroup	Neinor Homes S.A.	1 month LIBOR BBA minus 0.459%	12/19/2019	Monthly	(719)	94,425
Citigroup	Tubacex S.A.	1 month LIBOR BBA minus 2.60%	12/19/2019	Monthly	(290)	34,373

Sweden

Citigroup	AXACTOR S.E.	1 month LIBOR BBA minus 5.81%	12/19/2019	Monthly	(249)	17,428
Citigroup	LeoVegas A.B.	1 month LIBOR BBA minus 7.00%	12/19/2019	Monthly	(87)	39,501

Switzerland

Citigroup	Autoneum Holding A.G.	1 month LIBOR BBA minus 1.114%	12/19/2019	Monthly	(772)	34,972
Citigroup	Basilea Pharmaceutica A.G., Registered	1 month LIBOR BBA minus 1.309%	12/19/2019	Monthly	(607)	33,093
Citigroup	Bossard Holding A.G.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(247)	555
Citigroup	COSMO Pharmaceuticals N.V.	1 month LIBOR BBA minus 5.00%	12/19/2019	Monthly	(341)	71,541
Citigroup	Nestle S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	8,078	1,150,317

United Kingdom

Citigroup	BP PLC	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	4,847	444,706
Citigroup	Elementis PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(395)	2,459
Citigroup	GlaxoSmithKline PLC	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	3,973	214,213
Citigroup	Hunting PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(390)	17,482
Citigroup	Just Eat PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(756)	56,856
Citigroup	Lloyds Banking Group PLC	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	2,770	297,061
Citigroup	Metro Bank PLC	1 month LIBOR BBA minus 5.729%	12/19/2019	Monthly	(1,075)	456,318
Citigroup	Mitie Group PLC	1 month LIBOR BBA minus 0.473%	12/19/2019	Monthly	(361)	32,949

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

United Kingdom (continued)
Citigroup	Royal Dutch Shell PLC, Class A	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	$266	$8,895
Citigroup	Royal Dutch Shell PLC, Class B	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	2,076	84,124
Citigroup	SolGold PLC	1 month LIBOR BBA minus 6.50%	12/19/2019	Monthly	(77)	664
Citigroup	Stobart Group, Ltd.	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(264)	60,505
Citigroup	Superdry PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(905)	168,616
Citigroup	Ted Baker PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(615)	68,380
					$21,141	$6,388,590

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized (Depreciation)

Australia

Citigroup	ARB Corp., Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	$(717)	$(39,837)
Citigroup	Bega Cheese, Ltd.	1 month LIBOR BBA minus 1.405%	12/19/2019	Monthly	(675)	(53,525)
Citigroup	Clinuvel Pharmaceuticals, Ltd.	1 month LIBOR BBA minus 5.50%	12/19/2019	Monthly	(113)	(8,849)
Citigroup	Cooper Energy, Ltd.	1 month LIBOR BBA minus 2.796%	12/19/2019	Monthly	(440)	(62,015)
Citigroup	Emeco Holdings, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(198)	(4,603)
Citigroup	HUB24, Ltd.	1 month LIBOR BBA minus 6.08%	12/19/2019	Monthly	(681)	(93,509)
Citigroup	Lynas Corp., Ltd.	1 month LIBOR BBA minus 1.693%	12/19/2019	Monthly	(626)	(90,616)
Citigroup	Nanosonics, Ltd.	1 month LIBOR BBA minus 0.556%	12/19/2019	Monthly	(177)	(89,676)
Citigroup	Netwealth Group, Ltd.	1 month LIBOR BBA minus 0.704%	12/19/2019	Monthly	(271)	(76,108)
Citigroup	NEXTDC, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(728)	(8,287)
Citigroup	Orocobre, Ltd.	1 month LIBOR BBA minus 8.50%	12/19/2019	Monthly	(176)	(1,894)
Citigroup	Pinnacle Investment Management Group, Ltd.	1 month LIBOR BBA minus 5.50%	12/19/2019	Monthly	(324)	(63,595)
Citigroup	South32, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	1,899	(93,555)
Citigroup	Wesfarmers, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	916	(107,327)
Citigroup	Whitehaven Coal, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	742	(99,638)

Austria

Citigroup	Schoeller-Bleckmann Oilfield Equipment A.G.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(492)	(111,422)

Belgium

Citigroup	Ion Beam Applications	1 month LIBOR BBA minus 5.50%	12/19/2019	Monthly	(399)	(18,870)
Citigroup	Melexis NV	1 month LIBOR BBA minus 1.25%	12/19/2019	Monthly	(415)	(100,405)

Denmark

Citigroup	Rockwool International A/S	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(706)	(67,912)
Citigroup	Sydbank A/S	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(763)	(8,870)

Finland

Citigroup	Caverion OYJ	1 month LIBOR BBA minus 2.161%	12/19/2019	Monthly	(216)	(40,023)
Citigroup	Outotec OYJ	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(653)	(227,873)

18	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized (Depreciation)

France

Citigroup	Claranova SADIR	1 month LIBOR BBA minus 9.00%	12/19/2019	Monthly	$—	$—
Citigroup	DBV Technologies S.A.	1 month LIBOR BBA minus 7.00%	12/19/2019	Monthly	(188)	(49,148)
Citigroup	Europcar Groupe S.A.	1 month LIBOR BBA minus 0.404%	12/19/2019	Monthly	(436)	(6,023)
Citigroup	Maisons du Monde S.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(619)	(27,418)
Citigroup	SMCP S.A.	1 month LIBOR BBA minus 1.75%	12/19/2019	Monthly	(165)	(22,193)
Citigroup	Solocal Group	1 month LIBOR BBA minus 3.864%	12/19/2019	Monthly	(547)	(259,311)
Citigroup	Tarkett S.A.	1 month LIBOR BBA minus 1.90%	12/19/2019	Monthly	(849)	(98,089)
Citigroup	Trigano S.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(342)	(22,711)

Germany

Citigroup	AIXTRON S.E.	1 month LIBOR BBA minus 1.50%	12/19/2019	Monthly	(619)	(139,153)
Citigroup	AURELIUS Equity Opportunities SE & Co KGaA	1 month LIBOR BBA minus 3.50%	12/19/2019	Monthly	(477)	(7,008)
Citigroup	Basler A.G.	1 month LIBOR BBA minus 4.117%	12/19/2019	Monthly	(96)	(7,025)
Citigroup	Bayer A.G., Registered	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	3,442	(255,182)
Citigroup	GRENKE A.G.	1 month LIBOR BBA minus 1.814%	12/19/2019	Monthly	(698)	(126,814)
Citigroup	Hypoport A.G.	1 month LIBOR BBA minus 4.00%	12/19/2019	Monthly	(536)	(52,635)
Citigroup	ISRA ViISION A.G.	1 month LIBOR BBA minus 4.00%	12/19/2019	Monthly	(126)	(27,869)
Citigroup	Leoni A.G.	1 month LIBOR BBA minus 4.75%	12/19/2019	Monthly	(310)	(60,350)
Citigroup	SGL Carbon S.E.	1 month LIBOR BBA minus 4.597%	12/19/2019	Monthly	(566)	(40,980)

Hong Kong

Citigroup	Camsing International Holding, Ltd.	1 month LIBOR BBA minus 10.515%	12/19/2019	Monthly	(159)	(55,951)
Citigroup	Microport Scientific Corp.	1 month LIBOR BBA minus 1.35%	12/19/2019	Monthly	(689)	(192)

Italy

Citigroup	Fiat Chrysler Automobiles N.V.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	2,051	(64,613)
Citigroup	FinecoBank Banca Fineco S.p.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(614)	(133,449)
Citigroup	GIMA TT S.p.A.	1 month LIBOR BBA minus 1.091%	12/19/2019	Monthly	(573)	(17,992)
Citigroup	Tamburi Investment Partners S.p.A.	1 month LIBOR BBA minus 0.487%	12/19/2019	Monthly	(206)	(15,778)

Malta

Citigroup	Kambi Group PLC	1 month LIBOR BBA minus 2.50%	12/19/2019	Monthly	(167)	(11,097)

Netherlands

Citigroup	NN Group N.V.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	1,846	(2,564)
Citigroup	PostNL N.V.	1 month LIBOR BBA minus 0.75%	12/19/2019	Monthly	(717)	(99,654)
Citigroup	TomTom N.V.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(718)	(14,685)

Norway

Citigroup	Golden Ocean Group, Ltd.	1 month LIBOR BBA minus 1.087%	12/19/2019	Monthly	(519)	(69,891)
Citigroup	NEL ASA	1 month LIBOR BBA minus 8.013%	12/19/2019	Monthly	(580)	(115,066)
Citigroup	Nordic Semiconductor ASA	1 month LIBOR BBA minus 2.00%	12/19/2019	Monthly	(576)	(130,321)

Singapore

Citigroup	COSCO Shipping International Singapore Co., Ltd.	1 month LIBOR BBA minus 10.583%	12/19/2019	Monthly	(167)	(3,229)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized (Depreciation)

Spain

Citigroup	Liberbank S.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	$(153)	$(778)
Citigroup	Pharma Mar S.A.	1 month LIBOR BBA minus 4.80%	12/19/2019	Monthly	(24)	(16,206)
Citigroup	Solaria Energia y Medio Ambiente S.A.	1 month LIBOR BBA minus 4.465%	12/19/2019	Monthly	(509)	(28,980)

Sweden

Citigroup	Attendo AB	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(270)	(20,742)
Citigroup	Holmen AB	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(308)	(1,342)
Citigroup	NCC AB	1 month LIBOR BBA minus 2.50%	12/19/2019	Monthly	(286)	(29,696)
Citigroup	RaySearch Laboratories AB	1 month LIBOR BBA minus 2.472%	12/19/2019	Monthly	(214)	(30,767)

Switzerland

Citigroup	Aryzta A.G.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(102)	(40,324)
Citigroup	COMET Holding A.G., Registered	1 month LIBOR BBA minus 5.498%	12/19/2019	Monthly	(891)	(102,626)
Citigroup	GAM Holding A.G.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(540)	(95,356)
Citigroup	Implenia A.G.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(646)	(32,940)
Citigroup	VAT Group A.G.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(719)	(2,736)
Citigroup	Zur Rose Group AG	1 month LIBOR BBA minus 1.072%	12/19/2019	Monthly	(607)	(52,180)

United Kingdom

Citigroup	Cairn Energy PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(709)	(24,088)
Citigroup	Capita PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(742)	(18,293)
Citigroup	Cranswick PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(2)	(370)
Citigroup	CYBG PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(620)	(45,994)
Citigroup	EnQuest PLC	1 month LIBOR BBA minus 1.573%	12/19/2019	Monthly	(45)	(5,690)
Citigroup	Genus PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(50)	(2,468)
Citigroup	Ocado Group PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(476)	(232,446)
Citigroup	On The Beach Group PLC	1 month LIBOR BBA minus 0.638%	12/19/2019	Monthly	(562)	(18,168)
Citigroup	Provident Financial PLC	1 month LIBOR BBA minus 2.301%	12/19/2019	Monthly	(561)	(2,302)
Citigroup	Renishaw PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(670)	(51,323)
Citigroup	Saga PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(128)	(2,083)
Citigroup	Sanne Group PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(238)	(9,462)
Citigroup	SIG PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(228)	(69,730)
Citigroup	TalkTalk Telecom Group PLC	1 month LIBOR BBA minus 4.00%	12/19/2019	Monthly	(610)	(21,053)
Citigroup	Telecom Plus PLC	1 month LIBOR BBA minus 0.365%	12/19/2019	Monthly	(163)	(26,919)
Citigroup	Victrex PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(691)	(31,744)
					$(21,897)	$(4,421,606)

1.	As of April 30, 2019, cash in the amount $1,826,613 was pledged from brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

BBA—British Bankers’ Association

CVA—Company Voluntary Agreement

EAFE—Europe, Australasia and Far East

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

20	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$272,085,260	$91,945,270	$—	$364,030,530
Exchange-Traded Funds	2,282,057	—	—	2,282,057
Preferred Stocks	1,772,491	—	—	1,772,491
Short-Term Investment
Affiliated Investment Company	1,296,915	—	—	1,296,915
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	14,600,520	—	—	14,600,520

Total Investments in Securities	$292,037,243	$91,945,270	$—	$383,982,513

Other Financial Instruments
Total Return Equity Swap Contracts (c)	—	6,388,590	—	6,388,590

Total Investments in Securities Sold Short and Other Financial Instruments	$292,037,243	$98,333,860	$—	$390,371,103

Liability Valuation Inputs
Common Stocks Sold Short (d)	$—	$—	$(23,270)	$(23,270)
Rights Sold Short (e)	—	—	(2)	(2)
Warrants Sold Short (f)	—	—	(0)	(0)
Other Financial Instruments
Total Return Equity Swap Contracts (c)	—	(4,421,606)	—	(4,421,606)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(4,421,606)	$(23,272)	$(4,444,878)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 2 securities valued at $91,026,682 are temporarily deemed illiquid due to the extended closure of the Japanese market.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(d)	The Level 3 securities valued at $(31), $(2,741), and $(20,498) are held in Australia, China, and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(e)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

(f)	The Level 3 security valued at $(0) is held in Singapore within the Warrants Sold Short section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2019 (a)
Common Stocks Sold Short
Australia	$(31)	$—	$—	$—	$—	$—	$—	$—	$(31)	$(0)
China	(2,742)	—	—	1	—	—	—	—	(2,741)	1
Hong Kong	(20,505)	—	—	7	—	—	—	—	(20,498)	7
Rights Sold Short
Austria	(1)	—	—	(1)	—	—	—	—	(2)	1
Warrants Sold Short
Singapore	—	—	—	290	—	—	(290)	—	—	290

Total	$(23,279)	$—	$—	$297	$—	$—	$(290)	$—	$(23,272)	$297

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The table below sets forth the diversification of the Fund ’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$4,696,127	1.3%
Airlines	3,530,113	1.0
Auto Components	2,060,367	0.6
Automobiles	9,326,913	2.5
Banks	33,466,633	9.0
Beverages	5,971,714	1.6
Building Products	1,196,053	0.3
Capital Markets	5,619,663	1.5
Chemicals	6,988,365	1.9
Commercial Services & Supplies	1,954,680	0.5
Communications Equipment	3,652,831	1.0
Construction & Engineering	7,196,405	1.9
Construction Materials	875,772	0.2
Distributors	795,758	0.2
Diversified Financial Services	7,105,974	1.9
Diversified Telecommunication Services	14,102,140	3.8
Electric Utilities	9,223,820	2.6
Electrical Equipment	3,771,046	1.0
Electronic Equipment, Instruments & Components	9,357,183	2.5
Energy Equipment & Services	406,777	0.1
Entertainment	452,784	0.1
Food & Staples Retailing	9,695,522	2.6
Food Products	4,309,201	1.2
Health Care Equipment & Supplies	4,275,149	1.1
Health Care Providers & Services	2,723,576	0.7
Hotels, Restaurants & Leisure	5,331,926	1.4
Household Durables	13,115,534	3.5
Independent Power & Renewable Electricity Producers	3,472,329	0.9
Industrial Conglomerates	5,348,669	1.4
Insurance	22,671,898	6.1
Internet & Direct Marketing Retail	1,968,645	0.5
IT Services	9,550,614	2.6
Leisure Products	458,260	0.1
Machinery	19,175,670	5.1
Media	6,094,262	1.6
Metals & Mining	19,412,462	5.2
Multi-Utilities	3,922,477	1.1
Multiline Retail	2,216,869	0.6
Oil, Gas & Consumable Fuels	12,004,826	3.2
Paper & Forest Products	1,953,247	0.5
Personal Products	5,914,000	1.6
Pharmaceuticals	20,559,619	5.5
Professional Services	5,148,491	1.4
Real Estate	2,091,616	0.6
Real Estate Management & Development	3,960,643	1.1
Road & Rail	4,505,529	1.2

	Value	Percent †
Semiconductors & Semiconductor Equipment	$2,806,072	0.8%
Software	8,276,875	2.2
Specialty Retail	4,570,409	1.2
Technology Hardware, Storage & Peripherals	3,090,850	0.8
Textiles, Apparel & Luxury Goods	4,536,511	1.2
Thrifts & Mortgage Finance	2,896,506	0.8
Tobacco	6,507,152	1.7
Trading Companies & Distributors	9,912,022	2.7
Transportation Infrastructure	1,259,632	0.3
Wireless Telecommunication Services	2,596,897	0.7

	368,085,078	98.7
Short-Term Investment	1,296,915	0.3
Investment of Cash Collateral For Securities Loaned	14,600,520	3.9
Other Assets, Less Liabilities*	(10,886,253)	–2.9

Net Assets	$373,096,260	100.0%

†	Percentages indicated are based on Fund net assets.

*	Includes Investments sold short (details are shown below).

	Value	Percent †
Airlines	$(31)	(0.0)%‡
Biotechnology	(2)	(0.0)‡
Electronic Equipment, Instruments & Components	(20,498)	(0.0)‡
Energy Equipment & Services	—	(0.0)‡
Specialty Retail	(2,741)	(0.0)‡

	$(23,272)	(0.0)%‡

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

22	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $374,402,332) including securities on loan of $20,482,096	$382,685,598
Investment in affiliated investment company, at value (identified cost $1,296,915)	1,296,915
Cash denominated in foreign currencies (identified cost $849,645)	848,009
Receivables:
Investment securities sold	12,026,569
Dividends and interest	3,961,513
Fund shares sold	228,147
Securities lending income	30,363
Unrealized appreciation on OTC swap contracts	6,388,590
Other assets	36,289

Total assets	407,501,993

Liabilities
Investments sold short (proceeds $310,473)	23,272
Payables:
Collateral received for securities on loan	14,600,520
Investment securities purchased	10,793,691
Fund shares redeemed	3,661,438
Manager (See Note 3)	341,322
Custodian	331,572
Transfer agent (See Note 3)	80,426
Shareholder communication	64,707
Professional fees	53,411
NYLIFE Distributors (See Note 3)	22,166
Broker fees and charges on short sales	7,565
Trustees	1,921
Accrued expenses	532
Unrealized depreciation on OTC swap contracts	4,421,606
Interest expense and fees payable	1,584

Total liabilities	34,405,733

Net assets	$373,096,260

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$48,374
Additional paid-in capital	451,400,743

451,449,117
Total distributable earnings (loss)	(78,352,857)

Net assets	$373,096,260

Class A
Net assets applicable to outstanding shares	$23,403,790

Shares of beneficial interest outstanding	3,046,391

Net asset value per share outstanding	$7.68
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price per share outstanding	$8.13

Investor Class
Net assets applicable to outstanding shares	$3,699,029

Shares of beneficial interest outstanding	483,329

Net asset value per share outstanding	$7.65
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price per share outstanding	$8.10

Class C
Net assets applicable to outstanding shares	$19,723,702

Shares of beneficial interest outstanding	2,650,355

Net asset value and offering price per share outstanding	$7.44

Class I
Net assets applicable to outstanding shares	$326,269,739

Shares of beneficial interest outstanding	42,193,623

Net asset value and offering price per share outstanding	$7.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated	$7,526,711
Securities lending	158,580
Dividends—affiliated	31,516
Interest	621

Total income	7,717,428

Expenses
Manager (See Note 3)	2,502,744
Custodian	319,918
Transfer agent (See Note 3)	205,384
Distribution/Service—Class A (See Note 3)	33,030
Distribution/Service—Investor Class (See Note 3)	4,209
Distribution/Service—Class C (See Note 3)	113,196
Professional fees	66,079
Shareholder communication	42,195
Registration	38,303
Broker fees and charges on short sales	31,629
Trustees	6,851
Miscellaneous	19,508

Total expenses	3,383,046

Net investment income (loss)	4,334,382

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(48,407,835)
Swap transactions	13,217,912
Foreign currency transactions	(133,313)

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(35,323,236)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	51,865,411
Investments sold short	297
Swap contracts	(17,505,106)
Translation of other assets and liabilities in foreign currencies	(48,538)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	34,312,064

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(1,011,172)

Net increase (decrease) in net assets resulting from operations	$3,323,210

24	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,334,382	$11,535,113
Net realized gain (loss) on investments, investments sold short, swap contracts and foreign currency transactions	(35,323,236)	(28,302,132)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	34,312,064	(101,484,717)

Net increase (decrease) in net assets resulting from operations	3,323,210	(118,251,736)

Distributions to shareholders:
Class A	(1,551,885)	(830,353)
Investor Class	(173,691)	(63,652)
Class C	(1,040,462)	(379,601)
Class I	(28,117,878)	(11,702,331)

Total distributions to shareholders	(30,883,916)	(12,975,937)

Capital share transactions:
Net proceeds from sale of shares	27,639,571	191,410,117
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	30,088,856	12,502,256
Cost of shares redeemed	(241,097,706)	(243,814,025)

Increase (decrease) in net assets derived from capital share transactions	(183,369,279)	(39,901,652)

Net increase (decrease) in net assets	(210,929,985)	(171,129,325)

Net Assets
Beginning of period	584,026,245	755,155,570

End of period	$373,096,260	$584,026,245

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$7.93	$9.58		$8.06	$8.36		$8.83	$8.94

Net investment income (loss)	0.07 (a)	0.13		0.02	0.11		0.05	0.14 (a)

Net realized and unrealized gain (loss) on investments	0.07	(1.63)		1.73	(0.35)		(0.09)	0.03

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡

Total from investment operations	0.16	(1.50)		1.75	(0.24)		(0.04)	0.17

Less dividends and distributions:

From net investment income	(0.41)	(0.15)		(0.23)	(0.06)		(0.16)	(0.28)

From net realized gain on investments	—	—		—	—		(0.27)	—

Total dividends and distributions	(0.41)	(0.15)		(0.23)	(0.06)		(0.43)	(0.28)

Net asset value at end of period	$7.68	$7.93		$9.58	$8.06		$8.36	$8.83

Total investment return (b)	2.63%	(15.94	%)(c)	22.36%	(2.85%)		(0.39%)	2.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.85%††	1.37%		0.24%	1.37	% (d)	0.61%	1.58%

Net expenses (before waiver/reimbursement) (e)(f)	1.67%††	1.78%		3.22%	3.33%		3.27%	3.06%

Portfolio turnover rate	114%	223%		179%	137%		110%	136%

Net assets at end of period (in 000’s)	$23,404	$31,870		$55,580	$98,856		$107,669	$23,074

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.67%	0.01%
October 31, 2018	1.65%	0.13%
October 31, 2017	1.56%	1.66%
October 31, 2016	1.53%(g)	1.78%
October 31, 2015	1.52%	1.76%
October 31, 2014	1.52%	1.54%

(g)	Without the custody fee reimbursement, net expenses would have been 1.55%.

26	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$7.90	$9.54		$8.02	$8.33		$8.80	$8.92

Net investment income (loss)	0.07 (a)	0.12		0.04	0.09		0.05	0.12 (a)

Net realized and unrealized gain (loss) on investments	0.07	(1.62)		1.70	(0.34)		(0.09)	0.04

Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡

Total from investment operations	0.15	(1.50)		1.74	(0.25)		(0.04)	0.16

Less dividends and distributions:

From net investment income	(0.40)	(0.14)		(0.22)	(0.06)		(0.16)	(0.28)

From net realized gain on investments	—	—		—	—		(0.27)	—

Total dividends and distributions	(0.40)	(0.14)		(0.22)	(0.06)		(0.43)	(0.28)

Net asset value at end of period	$7.65	$7.90		$9.54	$8.02		$8.33	$8.80

Total investment return (b)	2.47%	(15.97	%)(c)	22.29%	(3.04%)		(0.49%)	1.93%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.95%††	1.29%		0.43%	1.19	% (d)	0.75%	1.32%

Net expenses (before waiver/reimbursement) (e)(f)	1.83%††	1.88%		3.34%	3.54%		3.44%	3.19%

Portfolio turnover rate	114%	223%		179%	137%		110%	136%

Net assets at end of period (in 000’s)	$3,699	$3,407		$4,294	$5,755		$4,721	$947

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.83%	0.01%
October 31, 2018	1.75%	0.13%
October 31, 2017	1.65%	1.66%
October 31, 2016	1.68%(g)	1.78%
October 31, 2015	1.65%	1.79%
October 31, 2014	1.67%	1.52%

(g)	Without the custody fee reimbursement, net expenses would have been 1.70%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$7.63	$9.23	$7.75	$8.08		$8.57	$8.73

Net investment income (loss)	0.03 (a)	0.05	(0.01)	0.03		0.01	0.06 (a)

Net realized and unrealized gain (loss) on investments	0.08	(1.57)	1.64	(0.34)		(0.12)	0.04

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡

Total from investment operations	0.13	(1.52)	1.63	(0.31)		(0.11)	0.10

Less dividends and distributions:

From net investment income	(0.32)	(0.08)	(0.15)	(0.02)		(0.11)	(0.26)

From net realized gain on investments	—	—	—	—		(0.27)	—

Total dividends and distributions	(0.32)	(0.08)	(0.15)	(0.02)		(0.38)	(0.26)

Net asset value at end of period	$7.44	$7.63	$9.23	$7.75		$8.08	$8.57

Total investment return (b)	2.12%	(16.61%)	21.38%	(3.84%)		(1.19%)	1.11%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.95%††	0.52%	(0.17%)	0.45	% (c)	(0.17%)	0.66%

Net expenses (before waiver/reimbursement) (d)(e)	2.57%††	2.62%	4.06%	4.27%		4.16%	3.97%

Portfolio turnover rate	114%	223%	179%	137%		110%	136%

Net assets at end of period (in 000’s)	$19,724	$27,699	$42,231	$36,489		$38,434	$6,975

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	2.57%	0.01%
October 31, 2018	2.49%	0.13%
October 31, 2017	2.39%	1.64%
October 31, 2016	2.43%(f)	1.78%
October 31, 2015	2.40%	1.76%
October 31, 2014	2.42%	1.55%

(f)	Without the custody fee reimbursement, net expenses would have been 2.45%.

28	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$8.00	$9.66		$8.12	$8.42		$8.89	$8.98

Net investment income (loss)	0.07 (a)	0.15		0.09	0.13		0.08	0.15 (a)

Net realized and unrealized gain (loss) on investments	0.08	(1.64)		1.70	(0.36)		(0.10)	0.05

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡

Total from investment operations	0.17	(1.49)		1.79	(0.23)		(0.02)	0.20

Less dividends and distributions:

From net investment income	(0.44)	(0.17)		(0.25)	(0.07)		(0.18)	(0.29)

From net realized gain on investments	—	—		—	—		(0.27)	—

Total dividends and distributions	(0.44)	(0.17)		(0.25)	(0.07)		(0.45)	(0.29)

Net asset value at end of period	$7.73	$8.00		$9.66	$8.12		$8.42	$8.89

Total investment return (b)	2.75%	(15.72	%)(c)	22.78%	(2.69%)		(0.04%)	2.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.96%††	1.63%		0.96%	1.66	% (d)	0.98%	1.70%

Net expenses (before waiver/reimbursement) (e)(f)	1.41%††	1.53%		2.93%	3.07%		3.06%	2.80%

Portfolio turnover rate	114%	223%		179%	137%		110%	136%

Net assets at end of period (in 000’s)	$326,270	$521,050		$653,051	$394,785		$548,422	$378,544

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.41%	0.01%
October 31, 2018	1.40%	0.13%
October 31, 2017	1.29%	1.63%
October 31, 2016	1.28%(g)	1.78%
October 31, 2015	1.27%	1.79%
October 31, 2014	1.27%	1.53%

(g)	Without the custody fee reimbursement, net expenses would have been 1.30%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

30	MainStay MacKay International Opportunities Fund

inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights, warrants and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

31

Notes to Financial Statements (Unaudited) (continued)

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

32	MainStay MacKay International Opportunities Fund

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(J)  Securities Sold Short.  During the six-month period ended April 30, 2019, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as

33

Notes to Financial Statements (Unaudited) (continued)

collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $20,482,096; the total market value of collateral held by the Fund was $21,691,876. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $7,091,356.

(N)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit

34	MainStay MacKay International Opportunities Fund

a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure and total return swap contracts to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$6,388,590	$6,388,590

Total Fair Value		$6,388,590	$6,388,590

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(4,421,606)	$(4,421,606)

Total Fair Value		$(4,421,606)	$(4,421,606)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$13,217,912	$13,217,912

Total Realized Gain (Loss)		$13,217,912	$13,217,912

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$(17,505,106)	$(17,505,106)

Total Change in Unrealized Appreciation (Depreciation)		$(17,505,106)	$(17,505,106)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$ 71,286,107	$71,286,107
Swap Contracts Short	$(70,740,337)	$(70,740,337)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2019.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Citigroup	$6,388,590	$(4,421,606)	$—	$1,966,984

35

Notes to Financial Statements (Unaudited) (continued)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2019.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Liabilities†

Citigroup	$4,421,606	$(4,421,606)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.10% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 1.85% of its average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 shares do not exceed those of Class I shares. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life

Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $2,502,744.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

36	MainStay MacKay International Opportunities Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,565 and $1,255, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,011 and $1,489, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$10,755
Investor Class	3,921
Class C	26,318
Class I	164,390

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$—	$46,596	$(45,299)	$—	$—	$1,297	$32	$—	1,297

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$381,286,221	$22,253,334	$(19,580,314)	$2,673,020

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $31,743,480 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$31,743	$ —

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$12,975,937

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any

37

Notes to Financial Statements (Unaudited) (continued)

revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $518,945 and $715,209, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	256,382	$1,901,868
Shares issued to shareholders in reinvestment of dividends and distributions	220,471	1,530,068
Shares redeemed	(1,420,393)	(10,485,728)

Net increase (decrease) in shares outstanding before conversion	(943,540)	(7,053,792)
Shares converted into Class A (See Note 1)	9,472	71,867
Shares converted from Class A (See Note 1)	(36,129)	(273,232)

Net increase (decrease)	(970,197)	$(7,255,157)

Year ended October 31, 2018:
Shares sold	1,119,382	$10,589,136
Shares issued to shareholders in reinvestment of dividends and distributions	84,897	809,065
Shares redeemed	(3,005,426)	(27,228,965)

Net increase (decrease) in shares outstanding before conversion	(1,801,147)	(15,830,764)
Shares converted into Class A (See Note 1)	38,887	360,853
Shares converted from Class A (See Note 1)	(22,157)	(199,709)

Net increase (decrease)	(1,784,417)	$(15,669,620)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	31,111	$233,822
Shares issued to shareholders in reinvestment of dividends and distributions	24,699	170,918
Shares redeemed	(35,191)	(263,614)

Net increase (decrease) in shares outstanding before conversion	20,619	141,126
Shares converted into Investor Class (See Note 1)	37,207	279,647
Shares converted from Investor Class (See Note 1)	(5,850)	(44,250)

Net increase (decrease)	51,976	$376,523

Year ended October 31, 2018:
Shares sold	120,521	$1,125,269
Shares issued to shareholders in reinvestment of dividends and distributions	6,571	62,422
Shares redeemed	(126,165)	(1,130,645)

Net increase (decrease) in shares outstanding before conversion	927	57,046
Shares converted into Investor Class (See Note 1)	16,443	148,569
Shares converted from Investor Class (See Note 1)	(36,078)	(334,973)

Net increase (decrease)	(18,708)	$(129,358)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	99,026	$714,355
Shares issued to shareholders in reinvestment of dividends and distributions	146,975	992,083
Shares redeemed	(1,211,071)	(8,779,196)

Net increase (decrease) in shares outstanding before conversion	(965,070)	(7,072,758)
Shares converted from Class C (See Note 1)	(14,731)	(109,552)

Net increase (decrease)	(979,801)	$(7,182,310)

Year ended October 31, 2018:
Shares sold	790,498	$7,252,756
Shares issued to shareholders in reinvestment of dividends and distributions	39,183	362,054
Shares redeemed	(1,771,049)	(15,346,565)

Net increase (decrease) in shares outstanding before conversion	(941,368)	(7,731,755)
Shares converted from Class C (See Note 1)	(3,778)	(31,982)

Net increase (decrease)	(945,146)	$(7,763,737)

38	MainStay MacKay International Opportunities Fund

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,245,785	$24,789,526
Shares issued to shareholders in reinvestment of dividends and distributions	3,924,898	27,395,787
Shares redeemed	(30,083,741)	(221,569,168)

Net increase (decrease) in shares outstanding before conversion	(22,913,058)	(169,383,855)
Shares converted into Class I (See Note 1)	9,560	75,520

Net increase (decrease)	(22,903,498)	$(169,308,335)

Year ended October 31, 2018:
Shares sold	18,663,246	$172,442,956
Shares issued to shareholders in reinvestment of dividends and distributions	1,173,824	11,268,715
Shares redeemed	(22,332,727)	(200,107,850)

Net increase (decrease) in shares outstanding before conversion	(2,495,657)	(16,396,179)
Shares converted into Class I (See Note 1)	6,410	57,242

Net increase (decrease)	(2,489,247)	$(16,338,937)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting

Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay International Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the

40	MainStay MacKay International Opportunities Fund

performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its benchmark index and peer funds over recent periods and performed in line with or favorably relative to the Fund’s peer funds over longer-term periods. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard

42	MainStay MacKay International Opportunities Fund

to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service

Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

44	MainStay MacKay International Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

45

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737581 MS065-19	MSIR10-06/19 (NYLIM) NL236

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	0.45 5.19%	1.22 5.99%	3.65 4.61%	3.60 4.29%	0.82 0.82%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	0.44 5.17	1.20 5.97	3.61 4.57	3.54 4.22	0.85 0.85
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/14/2012	4.05 5.05	4.61 5.61	4.28 4.28	3.94 3.94	1.10 1.10
Class I Shares	No Sales Charge		5/14/2012	5.31	6.26	4.87	4.57	0.57

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Bloomberg Barclays New York Municipal Bond Index[3]	5.66%	6.00%	3.48%	3.18%
Morningstar Muni New York Long Category Average[4]	5.58	5.94	3.66	3.01

3.

The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,051.90	$3.82	$1,021.08	$3.76	0.75%

Investor Class Shares	$1,000.00	$1,051.70	$3.92	$1,020.98	$3.86	0.77%

Class C Shares	$1,000.00	$1,050.50	$5.19	$1,019.74	$5.11	1.02%

Class I Shares	$1,000.00	$1,053.10	$2.55	$1,022.32	$2.51	0.50%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

General	16.5%

Higher Education	16.5

General Obligation	9.3

Development	7.8

Transportation	6.8

Medical	6.7

Multi-Family Housing	6.3

Tobacco Settlement	5.7

Water	5.5

Airport	4.4

Education	3.8

Utilities	2.3

Power	1.9%

Housing	1.6

Closed-Ended Funds	1.2

School District	1.0

Nursing Homes	0.9

Facilities	0.6

Pollution	0.4

Single Family Housing	0.2

Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of April 30, 2019 (Unaudited)

1.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 8/1/41–7/1/58

2.	Hudson Yards Infrastructure Corp., Revenue Bonds, 5.00%–5.75%, due 2/15/42–2/15/47

3.	New York State Dormitory Authority, Cornell University, Revenue Bonds, 5.00%, due 7/1/40

4.	City of Yonkers NY, Limited General Obligation, 2.25%–4.00%, due 12/17/19–9/1/31

5.	Long Island Power Authority, Revenue Bonds, 5.00%, due 9/1/37–9/1/46
6.	New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds, 2.31%, due 11/1/46

7.	New York State Dormitory Authority, New York University, Revenue Bonds, 4.00%, due 7/1/43–7/1/45

8.	Triborough Bridge & Tunnel Authority, Revenue Bonds, 2.22%–5.00%, due 1/1/32–11/15/45

9.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/51

10.	New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds, 4.00%, due 8/1/36–8/1/37

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned 5.31%, underperforming the 5.66% return of the Fund’s primary benchmark, the Bloomberg Barclays New York Municipal Bond Index. Over the same period, Class I shares also underperformed the 5.58% return of the Morningstar Muni New York Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund slightly underperformed the Bloomberg Barclays New York Municipal Bond Index during the reporting period largely due to yield curve2 positioning and credit allocation. The Fund’s performance relative to the Index benefited from overweight exposure to 17-year and longer maturities. However, this boost to relative performance was offset by the Fund’s underweight exposure to shorter maturities. Similarly, the strong performance from the Fund’s overweight exposure to BBB- to A-rated credits was negated by its underweight exposure to AA- and AAA-rated credits.3 In addition, unlike the benchmark, the Fund had exposure to U.S. territory debt and up to 20% of its assets in below-investment-grade bonds. This affected the Fund’s performance in several ways, with exposure to Puerto Rico and Guam credits contributing positively to performance, as well as high-yield bonds, while underweight exposure to high-quality New York bonds detracted. (Contributions take weightings and total returns into account.)

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade New

York municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal securities rated below investment grade. Because the Fund’s investable universe is broader than that of the Bloomberg Barclays New York Municipal Bond Index, the Fund’s duration may also differ from that of the Index. As of April 30, 2019, the Fund’s modified duration to worst5 was 4.99 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, bonds maturing in greater than 17 years and holdings rated BBB to A had the greatest positive impact on the Fund’s relative performance. Another positive factor was the Fund’s overweight exposure to credits in the education sector. The largest relative detractors were underweight exposures to high-quality securities, bonds with maturities shorter than 17 years and special tax credits.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its sector exposure to other revenue and multi-family housing. It increased its sector exposure to education and dedicated tax during the same period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund held an overweight position relative to the Bloomberg Barclays Municipal Bond Index in bonds

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

from the education and other revenue sectors. In addition, the Fund also held an overweight position relative to the Index to A- and BBB-rated bonds at the end of the reporting period. Lastly, the Fund held overweight exposure to bonds with maturities of 17 years and longer. As of the same date, the Fund held underweight positions in the special tax and transportation sectors, and an underweight in AAA- and AA-rated securities and in bonds with maturities less than 17 years.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Municipal Bonds 98.2%†
Airport 4.4%
Albany County Airport Authority, Revenue Bonds
Series A 5.00%, due 12/15/43	$1,750,000	$2,043,317
Series A 5.00%, due 12/15/48	2,585,000	3,011,964
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds (a)
Series C 6.00%, due 10/1/23	500,000	501,550
Series C, Insured: AGM 6.00%, due 10/1/34	1,000,000	1,160,910
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (a)
Series A, Insured: AGM 4.00%, due 7/1/46	5,000,000	5,182,900
Series A 5.00%, due 7/1/41	1,000,000	1,087,920
Series A 5.25%, due 1/1/50	2,000,000	2,184,980
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (a)
Series A 5.00%, due 4/1/23	225,000	248,846
Series A 5.00%, due 4/1/24	490,000	552,857
Series A 5.00%, due 4/1/27	610,000	684,926
Series A 5.00%, due 4/1/29	925,000	1,090,919
Series A 5.00%, due 4/1/30	375,000	451,046
Series A 5.00%, due 4/1/31	350,000	418,058
Series A 5.00%, due 4/1/32	400,000	475,732
Series A 5.00%, due 4/1/34	450,000	530,991
Series A 5.00%, due 4/1/35	400,000	470,132
Series A 5.00%, due 4/1/36	425,000	497,781
Series A 5.00%, due 4/1/38	375,000	435,829

	Principal Amount	Value
Airport (continued)
Ogdensburg Bridge & Port Authority, Revenue Bonds 5.75%, due 7/1/47 (a)(b)	$2,300,000	$2,329,808

		23,360,466

Development 7.8%
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	910,797
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,000,000	1,079,740
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,070,860
5.00%, due 8/1/42	1,000,000	1,065,220
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,111,640
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	500,000	557,470
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	476,259
New York City Industrial Development Agency, Revenue Bonds (a)
Series A 5.00%, due 7/1/19	2,320,000	2,331,484
Series A 5.00%, due 7/1/28	1,500,000	1,610,790
New York City, Trust for Cultural Resource, Alvin Ailey Dance Foundation, Revenue Bonds Series A 4.00%, due 7/1/46	1,515,000	1,582,660
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,078,791
Class 2 6.375%, due 7/15/49	545,000	562,364
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	700,000	928,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Development (continued)
New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	$1,040,000	$1,118,707
Class 3 5.00%, due 3/15/44	1,500,000	1,613,325
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,648,950
5.75%, due 11/15/51	1,500,000	1,644,555
Class 3 7.25%, due 11/15/44 (b)	2,500,000	2,948,775
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	2,300,000	2,411,642
New York Transportation Development Corp., LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds 5.00%, due 1/1/34 (a)	1,100,000	1,279,773
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	970,000	1,023,748
6.00%, due 12/1/36	1,640,000	1,736,694
6.00%, due 12/1/42	730,000	772,690
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (a)
Series A 5.00%, due 1/1/30	2,785,000	2,963,825
Series A 5.00%, due 1/1/31	1,425,000	1,510,529
Series A 5.00%, due 1/1/34	2,750,000	2,886,977
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	3,265,000	3,588,692

		41,515,514

Education 3.8%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds
Series A 5.00%, due 4/1/27	1,375,000	1,375,206
Series A 5.00%, due 4/1/37	1,000,000	971,150
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
5.00%, due 8/1/37	1,325,000	1,417,220

	Principal Amount	Value
Education (continued)
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds (continued)
5.00%, due 8/1/47	$1,540,000	$1,631,953
5.00%, due 8/1/52	1,035,000	1,089,193
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (b)
Series A 5.125%, due 5/1/38	800,000	826,488
Series A 5.50%, due 5/1/48	1,500,000	1,578,225
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds Series A 5.00%, due 6/1/52 (b)	1,500,000	1,582,515
Build NYC Resource Corp., Revenue Bonds
Series A 5.00%, due 6/1/32 (b)	1,000,000	1,087,330
Series A 5.00%, due 6/1/37 (b)	1,000,000	1,074,820
5.00%, due 7/1/45	1,120,000	1,268,366
Series A 5.00%, due 6/1/47 (b)	3,100,000	3,281,412
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.625%, due 7/1/36	200,000	197,308
Rensselaer NY, City School District, Certificates of Participation
Insured: AGM 4.00%, due 6/1/34	650,000	701,727
Insured: AGM 4.00%, due 6/1/35	850,000	914,277
Riverhead Industrial Development Agency, Revenue Bonds
7.00%, due 8/1/43	575,000	632,989
7.00%, due 8/1/48	665,000	730,702

		20,360,881

Facilities 0.6%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,123,340
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	235,000	261,973
Territory of Guam, Unlimited General Obligation Series A 6.75%, due 11/15/29	1,000,000	1,027,980

		3,413,293

12	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General 16.5%
Build NYC Resource Corp., Bronx Charter School for Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	$1,160,000	$1,230,621
Guam Government, Business Privilege Tax, Revenue Bonds
Series D 4.00%, due 11/15/39	430,000	423,915
Series B-1 5.00%, due 1/1/32	1,070,000	1,112,458
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A 5.00%, due 2/15/42	7,500,000	8,747,325
5.25%, due 2/15/47	1,400,000	1,482,023
5.75%, due 2/15/47	1,570,000	1,681,621
Nassau County, Industrial Development Agency, Cold Spring Harbor Laboratory, Revenue Bonds 2.15%, due 1/1/34 (c)	6,000,000	6,000,000
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds Insured: AMBAC 5.00%, due 1/1/46	2,300,000	2,334,293
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/31	465,000	466,144
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,784,414
Insured: AMBAC 5.00%, due 1/1/39	560,000	567,784
Insured: AGC 6.375%, due 1/1/39	500,000	501,805
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,080,180
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: AGC (zero coupon), due 3/1/40	380,000	179,911
Insured: AGC (zero coupon), due 3/1/44	1,065,000	422,911
Insured: AGC (zero coupon), due 3/1/45	200,000	75,780
Insured: AGC (zero coupon), due 3/1/46	3,800,000	1,376,512

	Principal Amount	Value
General (continued)
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds (continued)
Insured: AGC (zero coupon), due 3/1/47	$1,115,000	$386,392
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Insured: State Aid Withholding Series S-1 4.00%, due 7/15/36	1,500,000	1,637,415
Insured: State Aid Withholding Series S-3 4.00%, due 7/15/46	2,905,000	3,133,333
Insured: State Aid Withholding Series S-3 5.00%, due 7/15/43	2,500,000	2,965,950
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (c)
Subseries C-4 2.30%, due 11/1/44	5,000,000	5,000,000
Subseries 2-A 2.35%, due 11/1/22	3,000,000	3,000,000
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,133,250
New York City Trust For Cultural Resources, The Museum of Modern Art, Revenue Bonds 4.00%, due 4/1/30	1,200,000	1,368,204
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	6,500,000	2,319,070
New York Convention Center Development Corp., Revenue Bonds 5.00%, due 11/15/40	1,620,000	1,867,180
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	400,000	400,524
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series C, Insured: AMBAC 5.50%, due 7/1/24	650,000	706,953
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	100,000	106,892
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series 2007-A (zero coupon), due 8/1/41	1,185,420	1,024,423

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds (continued)
Series 2007-A (zero coupon), due 8/1/42	$682,484	$589,792
Series 2007-A (zero coupon), due 8/1/46	1,397,615	1,171,315
Series A-1 5.00%, due 7/1/58	9,835,000	9,717,570
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,140,140
Syracuse Industrial Development Agency, Revenue Bonds Insured: State Aid Withholding Series A 3.25%, due 5/1/34	1,000,000	1,023,190
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.00%, due 11/1/26	3,000,000	3,213,960
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/35	1,450,000	1,565,144
Series A 5.125%, due 1/1/42	3,000,000	3,101,850
Series A 6.50%, due 11/1/40	2,000,000	2,146,080
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/34	1,020,000	1,116,492
Series A 5.375%, due 12/1/24	1,125,000	1,150,222
Series A 5.75%, due 12/1/34	500,000	512,290
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series C 5.00%, due 10/1/19	500,000	493,750
Series A-1 5.00%, due 10/1/24	1,000,000	970,000
Series A 5.00%, due 10/1/25	410,000	397,700
Subseries A 6.00%, due 10/1/39	655,000	637,053
Series A 6.625%, due 10/1/29	775,000	761,515
Series A 6.75%, due 10/1/37	1,630,000	1,601,638

	Principal Amount	Value
General (continued)
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	$1,415,000	$1,529,969

		87,356,953

General Obligation 9.3%
Buffalo NY, Limited General Obligation
Series A 5.00%, due 4/1/27	500,000	602,450
Series A 5.00%, due 4/1/28	400,000	478,960
City of New York NY, Unlimited General Obligation Series B-1 4.00%, due 10/1/41	500,000	539,770
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM 3.50%, due 7/15/36	725,000	740,624
Series A 5.50%, due 6/15/31	500,000	543,955
City of Ogdensburg NY, Public Improvement, Limited General Obligation
5.50%, due 4/15/23	40,000	42,380
5.50%, due 4/15/24	45,000	47,984
5.50%, due 4/15/26	50,000	53,551
5.50%, due 4/15/28	55,000	58,262
City of Poughkeepsie NY, Unlimited General Obligation 5.00%, due 6/1/31	600,000	659,808
City of Yonkers NY, Limited General Obligation
2.25%, due 12/17/19	10,000,000	10,014,500
Series A, Insured: BAM 4.00%, due 9/1/31	1,500,000	1,653,990
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: NATL-RE 5.00%, due 7/1/28	150,000	151,476
Series A, Insured: AGM 5.00%, due 7/1/35	835,000	863,056
Insured: AGM 5.25%, due 7/1/20	375,000	384,131
Series A, Insured: AGM 5.25%, due 7/1/24	150,000	157,562
Series A, Insured: AGM 5.375%, due 7/1/25	340,000	358,023
Series A, Insured: NATL-RE 5.50%, due 7/1/19	820,000	823,050

14	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
County of Clinton, Limited General Obligation Insured: AGM 4.00%, due 6/1/38 (a)	$1,500,000	$1,566,390
County of Nassau NY, Limited General Obligation Series A 4.00%, due 4/1/27	1,000,000	1,046,600
County of Rockland NY, Limited General Obligation
Insured: AGM 4.00%, due 5/1/44	915,000	970,248
Insured: AGM 4.00%, due 5/1/45	950,000	1,006,848
Insured: AGM 4.00%, due 5/1/46	985,000	1,043,430
Insured: AGM 4.00%, due 5/1/48	1,065,000	1,126,184
Insured: BAM 5.00%, due 6/1/24	500,000	580,150
Insured: BAM 5.00%, due 6/1/25	560,000	664,849
Insured: BAM 5.00%, due 6/1/26	550,000	666,589
Glens Falls NY, Limited General Obligation
Insured: AGM 4.00%, due 1/15/31	500,000	548,990
Insured: AGM 4.00%, due 1/15/32	315,000	343,397
Insured: AGM 4.00%, due 1/15/33	250,000	270,530
Onondaga County NY, Limited General Obligation 3.25%, due 4/15/34	1,250,000	1,282,713
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,441,229
Suffolk County NY, Public Improvement, Limited General Obligation
Series A, Insured: AGM 3.25%, due 6/1/36	715,000	726,383
Series A, Insured: AGM 3.25%, due 6/1/37	725,000	733,367
Town of Oyster Bay NY, Limited General Obligation
3.00%, due 3/13/20	3,500,000	3,525,060
Insured: AGM 4.00%, due 8/1/30	365,000	385,487

	Principal Amount	Value
General Obligation (continued)
Town of Oyster Bay NY, Public Improvement Project, Limited General Obligation
4.00%, due 2/15/26	$3,440,000	$3,765,630
Series A, Insured: BAM 5.00%, due 1/15/28	500,000	561,865
Village of Johnson City NY, Limited General Obligation 4.00%, due 10/3/19	2,600,000	2,609,750
Village of Valley Stream NY, Limited General Obligation
Insured: BAM 4.00%, due 4/1/33	490,000	529,185
Insured: BAM 4.00%, due 4/1/34	510,000	549,280
Insured: BAM 4.00%, due 4/1/35	530,000	569,119
Insured: BAM 4.00%, due 4/1/36	550,000	588,330
Insured: BAM 4.00%, due 4/1/37	570,000	606,805
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	1,000,000	907,500
Series A, Insured: AGM 5.00%, due 10/1/32	1,200,000	1,297,500
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,000,000	922,500

		49,009,440

Higher Education 16.5%
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,570,770
5.00%, due 8/1/47	240,000	275,767
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds 5.50%, due 11/1/44	2,500,000	2,606,950
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	4,301,436
5.00%, due 7/1/33	1,520,000	1,675,283
5.00%, due 7/1/41	1,050,000	1,134,420
City of Amherst NY, Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	1,012,510
5.00%, due 10/1/43	2,000,000	2,195,020
5.00%, due 10/1/48	2,000,000	2,186,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Higher Education (continued)
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	$1,200,000	$1,309,116
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	570,000	557,910
Series A-1 5.00%, due 8/1/46	1,555,000	1,555,093
Dutchess County Local Development Corp., Culinary Institute of America Project, Revenue Bonds
Series A-1 5.00%, due 7/1/31	375,000	430,523
5.00%, due 7/1/33	700,000	796,677
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A 5.00%, due 7/1/39	1,000,000	1,101,560
5.00%, due 7/1/43	2,000,000	2,353,660
5.00%, due 7/1/48	4,000,000	4,688,040
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	990,043
5.00%, due 7/1/43	1,020,000	1,151,947
5.00%, due 7/1/48	1,100,000	1,240,008
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,090,750
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	360,740
Monroe County Industrial Development Corp., University of Rochester Project, Revene Bonds Series C 4.00%, due 7/1/43	3,000,000	3,218,310
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds Series D 4.00%, due 7/1/43	2,470,000	2,649,742

	Principal Amount	Value
Higher Education (continued)
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 10/1/47	$1,695,000	$1,754,681
New York City of Albany Capital Resource Corp., Albany College of Pharmacy & Health Sciences Project, Revenue Bonds Series A 5.00%, due 12/1/33	150,000	166,503
New York State Dormitory Authority, Cornell University, Revenue Bonds Series A 5.00%, due 7/1/40	11,400,000	11,817,924
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,560,555
New York State Dormitory Authority, Fordham University, Revenue Bonds Series A 5.00%, due 7/1/41	1,075,000	1,231,154
New York State Dormitory Authority, New York University, Revenue Bonds
Series A 4.00%, due 7/1/43	2,950,000	3,143,018
Series A 4.00%, due 7/1/45	5,800,000	6,339,052
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A 4.00%, due 5/1/33	400,000	408,600
Series A 4.25%, due 5/1/42	450,000	458,613
New York State Dormitory Authority, The New School, Revenue Bonds
Series A 5.00%, due 7/1/35	210,000	238,554
6.00%, due 7/1/50	1,500,000	1,577,025
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/42	5,000,000	5,548,250
New York State Dormitory Authority, University of Rochester, Revenue Bonds Series A 2.30%, due 7/1/31 (c)	3,350,000	3,350,000
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,049,420

16	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Higher Education (continued)
St. Lawrence County Industrial Development Agency, Civic Development Corp., St. Lawrence University, Revenue Bonds Series A 4.00%, due 7/1/43	$3,000,000	$3,123,480
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	3,347,262
5.375%, due 9/1/41	400,000	425,524
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,148,650

		87,141,280

Housing 1.6%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds
Series A 5.00%, due 5/1/29	600,000	702,732
Series A 5.00%, due 5/1/30	350,000	407,386
Series A 5.00%, due 5/1/31	200,000	231,040
City of Amherst NY, UBF Faculty-Student Housing Corp., Revenue Bonds Series S, Insured: AGM 5.00%, due 10/1/45	2,000,000	2,323,300
New York State Dormitory Authority, University Facilities, Revenue Bonds Series A 5.00%, due 7/1/43	1,500,000	1,773,225
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	218,180
5.00%, due 6/1/30	330,000	386,483
5.00%, due 6/1/31	320,000	371,411
5.00%, due 6/1/37	1,000,000	1,135,080
Westchester County Local Development Corp., Revenue Bonds 5.00%, due 6/1/42	1,000,000	1,123,560

		8,672,397

Medical 6.7%
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds Series B 5.00%, due 7/1/46	6,000,000	6,749,820

	Principal Amount	Value
Medical (continued)
Jefferson County NY, Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds 4.00%, due 11/1/31	$2,705,000	$2,848,744
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
Series A 5.00%, due 12/1/32	540,000	586,575
Series A 5.00%, due 12/1/42	1,000,000	1,073,100
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 12/1/37	1,000,000	1,042,120
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	250,000	274,143
New York State Dormitory Authority, Catholic Health System Obligated Group, Revenue Bonds Series A 4.00%, due 7/1/45	2,490,000	2,622,792
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	635,550
Series B 5.00%, due 7/1/32	390,000	413,107
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	965,000	970,385
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/36	5,750,000	6,083,902
Series A 4.00%, due 8/1/37	2,750,000	2,888,050
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,611,600
New York State Dormitory Authority, NYU Langone Hospital, Revenue Bonds 4.00%, due 7/1/40	1,000,000	1,053,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Medical (continued)
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (b)
5.00%, due 12/1/32	$800,000	$919,688
5.00%, due 12/1/34	3,500,000	3,995,040
5.00%, due 12/1/35	100,000	111,296
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	965,000	1,049,737
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	274,697

		35,203,736

Multi-Family Housing 6.3%
Albany, Housing Authority, Nutgrove Garden Apartments Project, Revenue Bonds 2.80%, due 12/1/25 (a)(c)	745,000	745,000
New York City NY, Housing Development Corp., 8 Spruce Street Multifamily Mortgage, Revenue Bonds Series D 3.00%, due 2/15/48	7,900,000	7,996,617
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds
Series G-1 3.70%, due 11/1/47	1,000,000	1,018,300
Series I-1 4.05%, due 11/1/41	1,000,000	1,041,280
Series I-1 4.15%, due 11/1/46	3,250,000	3,396,932
New York City NY, Housing Development Corp., Revenue Bonds
Series G-1 3.85%, due 11/1/45	615,000	629,760
Series A 5.00%, due 7/1/23	1,400,000	1,570,128
New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds (c)
Series A 2.31%, due 11/1/46	3,800,000	3,800,000
Series A 2.31%, due 11/1/46	6,200,000	6,200,000

	Principal Amount	Value
Multi-Family Housing (continued)
New York State Housing Finance Agency, 363 West 30th Street, Revenue Bonds Series A 2.44%, due 11/1/32 (a)(c)	$2,000,000	$2,000,000
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds Series A 2.31%, due 5/1/42 (c)	5,000,000	5,000,000
Rensselaer NY Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds 5.00%, due 12/1/47	175,000	195,689

		33,593,706

Nursing Homes 0.9%
Brookhaven NY Local Development Corp., Jefferson’s Ferry Project, Revenue Bonds 5.25%, due 11/1/36	1,130,000	1,284,189
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,688,196
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	690,000	739,583
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association, Revenue Bonds
5.00%, due 7/1/27	270,000	317,593
5.00%, due 7/1/28	270,000	316,292
5.00%, due 7/1/29	100,000	116,739
5.00%, due 7/1/34	200,000	229,856

		4,692,448

Pollution 0.4%
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (a)
5.00%, due 1/1/25	1,000,000	1,146,620
5.00%, due 1/1/26	1,000,000	1,168,510

		2,315,130

Power 1.9%
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/38	2,700,000	2,993,922
Series A 5.00%, due 10/1/40	1,250,000	1,380,225
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM 2.257%, due 7/1/29 (c)	5,000,000	4,950,000

18	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Power (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series TT, Insured: NATL-RE 5.00%, due 7/1/23	$265,000	$268,162
Series TT, Insured: NATL-RE 5.00%, due 7/1/26	215,000	217,296

		9,809,605

School District 1.0%
Genesee Valley Central School District at Angelica Belmont, Unlimited General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	697,233
Harrison NY, Central School District, Unlimited General Obligation
Insured: State Aid Withholding 3.50%, due 3/15/44	1,015,000	1,035,219
Insured: State Aid Withholding 3.50%, due 3/15/45	1,055,000	1,075,456
Insured: State Aid Withholding 3.55%, due 3/15/47	1,130,000	1,155,945
Lackawanna School District, Unlimited General Obligation Insured: BAM 4.00%, due 6/15/32	745,000	798,014
Poughkeepsie NY City School District, Unlimited General Obligation Insured: MAC 3.00%, due 5/1/33	400,000	407,812

		5,169,679

Single Family Housing 0.2%
New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds Series 213 4.25%, due 10/1/47	1,000,000	1,077,540

Tobacco Settlement 5.7%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	781,350
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	2,500,000	339,250
5.625%, due 5/15/43	2,300,000	2,325,254
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	750,000	718,770

	Principal Amount	Value
Tobacco Settlement (continued)
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds (continued)
Series A-3 5.125%, due 6/1/46	$5,615,000	$5,387,873
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A 5.00%, due 6/1/42	1,000,000	979,840
Series A 5.00%, due 6/1/45	245,000	238,446
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	1,600,000	517,872
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds Series B 5.00%, due 6/1/30	135,000	150,208
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	528,010
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (b)	13,000,000	1,396,330
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	840,000	888,342
Series B 6.00%, due 6/1/48	1,000,000	1,001,360
Series C 6.625%, due 6/1/44	5,300,000	5,566,749
TSASC, Inc., Revenue Bonds
Series A 5.00%, due 6/1/41	2,000,000	2,154,900
Series B 5.00%, due 6/1/45	6,790,000	6,664,521
Westchester Tobacco Asset Securitization, Revenue Bonds Series B 5.00%, due 6/1/41	250,000	266,753

		29,905,828

Transportation 6.8%
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds 5.00%, due 1/1/42	1,500,000	1,719,300
Metropolitan Transportation Authority, Revenue Bonds
Subseries D-2 2.30%, due 11/1/35 (c)	5,000,000	5,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Transportation (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series E-1 5.00%, due 11/15/42	$685,000	$767,515
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	7,205,000	7,866,851
New York State Thruway Authority, Revenue Bonds Series L 4.00%, due 1/1/36	4,000,000	4,396,040
Port Authority of Guam, Revenue Bonds (a)
Series B 5.00%, due 7/1/36	225,000	249,898
Series B 5.00%, due 7/1/37	200,000	221,512
Port Authority of New York & New Jersey, Revenue Bonds
Consolidated–Series 190 5.00%, due 5/1/32	295,000	304,467
Series 178 5.00%, due 12/1/38 (a)	1,500,000	1,657,845
Series 207 5.00%, due 9/15/48 (a)	2,500,000	2,891,825
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC 5.00%, due 7/1/23	340,000	347,174
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	1,090,285
Triborough Bridge & Tunnel Authority, Revenue Bonds
Subseries B-2 2.22%, due 1/1/32 (c)	2,360,000	2,360,000
Series F 2.22%, due 11/1/32 (c)	2,135,000	2,135,000
Subseries B-3 2.27%, due 1/1/32 (c)	2,655,000	2,655,000
Series B 5.00%, due 11/15/45	2,000,000	2,307,780

		35,970,492

Utilities 2.3%
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,230,000	1,330,798
Long Island Power Authority, Revenue Bonds
5.00%, due 9/1/37	2,000,000	2,394,180
5.00%, due 9/1/38	1,000,000	1,193,810
5.00%, due 9/1/39	1,000,000	1,190,750
5.00%, due 9/1/42	2,000,000	2,327,920

	Principal Amount	Value
Utilities (continued)
Long Island Power Authority, Revenue Bonds (continued)
Series A 5.00%, due 9/1/44	$2,000,000	$2,218,660
Series B 5.00%, due 9/1/45	1,000,000	1,128,220
Series B 5.00%, due 9/1/46	245,000	280,366

		12,064,704

Water 5.5%
Great Neck North, Water Authority, Revenue Bonds
Series A 4.00%, due 1/1/32	250,000	279,442
Series A 4.00%, due 1/1/33	425,000	472,103
Series A 4.00%, due 1/1/34	250,000	276,983
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	3,365,000	3,675,690
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	822,525
New York City Housing Development Corp., Revenue Bonds Series L-2-A 4.00%, due 5/1/44	5,000,000	5,132,050
New York City Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds
Subseries A-1 2.30%, due 6/15/44 (c)	5,000,000	5,000,000
Subseries FF-1 4.00%, due 6/15/49	3,000,000	3,263,730
New York City Water & Sewer System, Revenue Bonds Series DD 5.00%, due 6/15/34	1,000,000	1,113,150
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds Series A 5.00%, due 7/15/34	770,000	893,947
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A 5.00%, due 7/1/33	1,795,000	1,770,319
Series A 5.25%, due 7/1/29	1,000,000	998,750
Series A 6.00%, due 7/1/44	510,000	511,912

20	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Water (continued)
Saratoga County Water Authority, Revenue Bonds 4.00%, due 9/1/48	$4,600,000	$4,905,072

		29,115,673

Total Municipal Bonds (Cost $506,806,598)		519,748,765

	Shares
Closed-End Funds 1.2%
New York 1.2%
Eaton Vance New York Municipal Bond Fund	13,241	158,760
Nuveen New York AMT-Free Quality Municipal Income Fund (b)(c)	100,000	1,282,000
Nuveen New York AMT-Free Quality Municipal Income Fund (b)(c)	4,700,000	4,700,000

Total Closed-End Funds (Cost $6,216,253)		6,140,760

Total Investments (Cost $513,022,851)	99.4%	525,889,525
Other Assets, Less Liabilities	0.6	3,384,703
Net Assets	100.0%	$529,274,228
†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

As of April 30, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(161)	June 2019	$(19,694,789)	$(19,911,172)	$(216,383)
United States Treasury Long Bond	(14)	June 2019	(2,035,217)	(2,064,563)	(29,346)

Total Short Contracts					$(245,729)

1.	As of April 30, 2019, cash in the amount of $220,850 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2019.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds	$—	$519,748,765	$—	$519,748,765
Closed-End Funds	1,440,760	4,700,000	—	6,140,760

Total Investments in Securities	$1,440,760	$524,448,765	$—	$525,889,525

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(245,729)	$—	$—	$(245,729)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $513,022,851)	$525,889,525
Cash	6,779,644
Cash collateral on deposit at broker for futures contracts	220,850
Receivables:
Dividends and interest	6,456,605
Fund shares sold	2,111,012
Other assets	14,365

Total assets	541,472,001

Liabilities
Payables:
Investment securities purchased	10,672,722
Fund shares redeemed	835,420
Manager (See Note 3)	182,833
NYLIFE Distributors (See Note 3)	86,403
Variation margin on futures contracts	44,734
Professional fees	34,118
Transfer agent (See Note 3)	22,711
Shareholder communication	14,736
Custodian	2,151
Accrued expenses	296
Dividend payable	301,649

Total liabilities	12,197,773

Net assets	$529,274,228

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$50,531
Additional paid-in capital	522,279,757

522,330,288
Total distributable earnings (loss)	6,943,940

Net assets	$529,274,228

Class A
Net assets applicable to outstanding shares	$335,803,310

Shares of beneficial interest outstanding	32,063,707

Net asset value per share outstanding	$10.47
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.96

Investor Class
Net assets applicable to outstanding shares	$397,070

Shares of beneficial interest outstanding	37,897

Net asset value per share outstanding	$10.48
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.97

Class C
Net assets applicable to outstanding shares	$64,380,603

Shares of beneficial interest outstanding	6,146,358

Net asset value and offering price per share outstanding	$10.47

Class I
Net assets applicable to outstanding shares	$128,693,245

Shares of beneficial interest outstanding	12,282,883

Net asset value and offering price per share outstanding	$10.48

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$9,269,889
Dividends	30,428

Total income	9,300,317

Expenses
Manager (See Note 3)	1,139,557
Distribution/Service—Class A (See Note 3)	265,518
Distribution/Service—Investor Class (See Note 3)	467
Distribution/Service—Class C (See Note 3)	141,466
Transfer agent (See Note 3)	74,567
Professional fees	40,491
Custodian	11,657
Shareholder communication	10,833
Registration	6,666
Trustees	4,915
Miscellaneous	9,862

Total expenses before waiver/reimbursement	1,705,999
Expense waiver/reimbursement from Manager (See Note 3)	(153,373)

Net expenses	1,552,626

Net investment income (loss)	7,747,691

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	127,714
Futures transactions	(334,542)

Net realized gain (loss) on investments and futures transactions	(206,828)

Net change in unrealized appreciation (depreciation) on:
Investments	16,628,202
Futures contracts	(629,069)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	15,999,133

Net realized and unrealized gain (loss) on investments and futures transactions	15,792,305

Net increase (decrease) in net assets resulting from operations	$23,539,996

24	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,747,691	$11,179,206
Net realized gain (loss) on investments and futures contracts	(206,828)	(1,048,372)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	15,999,133	(6,325,897)

Net increase (decrease) in net assets resulting from operations	23,539,996	3,804,937

Distributions to shareholders:
Class A	(3,530,845)	(5,421,620)
Investor Class	(6,208)	(11,824)
Class C	(866,451)	(1,526,713)
Class I	(3,344,187)	(4,219,049)

Total distributions to shareholders	(7,747,691)	(11,179,206)

Capital share transactions:
Net proceeds from sale of shares	236,513,905	247,621,060
Net asset value of shares issued to shareholders in reinvestment of dividends	5,962,102	8,354,420
Cost of shares redeemed	(151,275,730)	(83,123,262)

Increase (decrease) in net assets derived from capital share transactions	91,200,277	172,852,218

Net increase (decrease) in net assets	106,992,582	165,477,949

Net Assets
Beginning of period	422,281,646	256,803,697

End of period	$529,274,228	$422,281,646

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.12		$10.34	$10.58	$10.33	$10.35	$9.50

Net investment income (loss)	0.17		0.34	0.36	0.36	0.37	0.38

Net realized and unrealized gain (loss) on investments	0.35		(0.22)	(0.24)	0.25	(0.02)	0.85

Total from investment operations	0.52		0.12	0.12	0.61	0.35	1.23

Less dividends:

From net investment income	(0.17)		(0.34)	(0.36)	(0.36)	(0.37)	(0.38)

Net asset value at end of period	$10.47		$10.12	$10.34	$10.58	$10.33	$10.35

Total investment return (a)	5.19%		1.17%	1.23%	5.95%	3.47%	13.21%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.32	%††	3.31%	3.50%	3.33%	3.60%	3.82%

Net expenses (b)	0.75	%††	0.75%	0.75%	0.75%	0.75%	0.75%

Expenses (before waiver/reimbursement) (b)	0.82	%††	0.82%	0.83%	0.85%	0.86%	0.85%

Portfolio turnover rate	17%		33%	30%	28%	19%	48%

Net assets at end of period (in 000’s)	$335,803		$186,579	$148,823	$120,368	$52,996	$24,453

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.13		$10.34	$10.59	$10.33	$10.35	$9.51

Net investment income (loss)	0.17		0.34	0.36	0.36	0.37	0.37

Net realized and unrealized gain (loss) on investments	0.35		(0.21)	(0.25)	0.26	(0.02)	0.84

Total from investment operations	0.52		0.13	0.11	0.62	0.35	1.21

Less dividends:

From net investment income	(0.17)		(0.34)	(0.36)	(0.36)	(0.37)	(0.37)

Net asset value at end of period	$10.48		$10.13	$10.34	$10.59	$10.33	$10.35

Total investment return (a)	5.17%		1.25%	1.10%	6.02%	3.42%	12.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.33	%††	3.29%	3.48%	3.33%	3.56%	3.71%

Net expenses (b)	0.77	%††	0.78%	0.79%	0.79%	0.81%	0.87%

Expenses (before waiver/reimbursement) (b)	0.84	%††	0.85%	0.87%	0.89%	0.92%	0.97%

Portfolio turnover rate	17%		33%	30%	28%	19%	48%

Net assets at end of period (in 000’s)	$397		$385	$356	$334	$188	$165

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

26	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.12		$10.34	$10.59	$10.34	$10.35	$9.51

Net investment income (loss)	0.16		0.31	0.33	0.33	0.34	0.34

Net realized and unrealized gain (loss) on investments	0.35		(0.22)	(0.25)	0.25	(0.01)	0.84

Total from investment operations	0.51		0.09	0.08	0.58	0.33	1.18

Less dividends:

From net investment income	(0.16)		(0.31)	(0.33)	(0.33)	(0.34)	(0.34)

Net asset value at end of period	$10.47		$10.12	$10.34	$10.59	$10.34	$10.35

Total investment return (a)	5.05%		0.90%	0.85%	5.65%	3.25%	12.66%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.06	%††	3.04%	3.23%	3.04%	3.27%	3.45%

Net expenses (b)	1.02	%††	1.03%	1.03%	1.04%	1.06%	1.12%

Expenses (before waiver/reimbursement) (b)	1.09	%††	1.10%	1.11%	1.14%	1.17%	1.22%

Portfolio turnover rate	17%		33%	30%	28%	19%	48%

Net assets at end of period (in 000’s)	$64,381		$54,258	$45,547	$43,644	$18,013	$5,538

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class I	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.13		$10.34	$10.59	$10.34	$10.35	$9.51

Net investment income (loss)	0.18		0.37	0.39	0.39	0.40	0.41

Net realized and unrealized gain (loss) on investments	0.35		(0.21)	(0.25)	0.25	(0.01)	0.84

Total from investment operations	0.53		0.16	0.14	0.64	0.39	1.25

Less dividends:

From net investment income	(0.18)		(0.37)	(0.39)	(0.39)	(0.40)	(0.41)

Net asset value at end of period	$10.48		$10.13	$10.34	$10.59	$10.34	$10.35

Total investment return (a)	5.31%		1.53%	1.39%	6.22%	3.84%	13.37%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.59	%††	3.54%	3.76%	3.61%	3.86%	4.09%

Net expenses (b)	0.50	%††	0.50%	0.50%	0.50%	0.50%	0.50%

Expenses (before waiver/reimbursement) (b)	0.57	%††	0.57%	0.58%	0.60%	0.61%	0.60%

Portfolio turnover rate	17%		33%	30%	28%	19%	48%

Net assets at end of period (in 000’s)	$128,693		$181,059	$62,078	$53,894	$39,528	$71,532

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of May 14, 2012. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

28	MainStay MacKay New York Tax Free Opportunities Fund

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds are taken from the exchange where the security is primarily traded. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset

29

Notes to Financial Statements (Unaudited) (continued)

value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

30	MainStay MacKay New York Tax Free Opportunities Fund

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2019, 58.3% of the Puerto Rico municipal securities held by the Fund were insured.

On February 4, 2019, Judge Laura Taylor Swain confirmed the Puerto Rico Sales Tax Financing Corporation’s (COFINA) Plan of Adjustment, which provided for the restructuring of over $17.6 billion in secured obligations and the issuance of $12 billion in new COFINA bonds under the Restricting Support Agreement. The confirmation order decreed that COFINA Revenues are not “Available Resources” of the Commonwealth as termed in the Puerto Rico Constitution and have a Statutory first lien against the COFINA Pledged Taxes. There are currently two appeals pending on the COFINA Plan of Adjustment with no certainty the COFINA debt restructuring plan will be upheld by higher courts. The COFINA plan is one of five Puerto Rico public entities to file for Title III bankruptcy which resulted in the restructuring of over $17 billion in debt exchanged for new debt at a lower face value. As of April 30, 2019, the Fund held 0.5% of its net assets in COFINA bonds that have not yet been restructured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

31

Notes to Financial Statements (Unaudited) (continued)

Fair value of derivative instruments as of April 30, 2019:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(245,729)	$(245,729)

Total Fair Value		$(245,729)	$(245,729)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(334,542)	$(334,542)

Total Realized Gain (Loss)		$(334,542)	$(334,542)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(629,069)	$(629,069)

Total Change in Unrealized Appreciation (Depreciation)		$(629,069)	$(629,069)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(21,730,826)	$(21,730,826)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $1,139,557 and waived its fees and/or reimbursed expenses in the amount of $153,373.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For

32	MainStay MacKay New York Tax Free Opportunities Fund

providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,054 and $189, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $26,750 and $2,098, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$32,096
Investor Class	93
Class C	13,978
Class I	28,400

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Dep- reciation)	Net Unrealized Appreciation/ (Dep- reciation)

Investments in Securities	$513,022,851	$14,857,467	$(1,990,793)	$12,866,674

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $5,094,413 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$3,340	$1,754

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$81,368
Exempt Interest Dividends	11,097,838
Total	$11,179,206

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount

33

Notes to Financial Statements (Unaudited) (continued)

payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $150,954 and $78,716, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	15,997,903	$166,122,419
Shares issued to shareholders in reinvestment of dividends and distributions	272,067	2,811,128
Shares redeemed	(2,641,504)	(27,093,236)

Net increase (decrease) in shares outstanding before conversion	13,628,466	141,840,311
Shares converted into Class A (See Note 1)	6,065	62,191
Shares converted from Class A (See Note 1)	(1,283)	(13,392)

Net increase (decrease)	13,633,248	$141,889,110

Year ended October 31, 2018:
Shares sold	7,237,518	$74,403,903
Shares issued to shareholders in reinvestment of dividends and distributions	416,966	4,285,697
Shares redeemed	(3,627,099)	(37,361,677)

Net increase (decrease) in shares outstanding before conversion	4,027,385	41,327,923
Shares converted into Class A (See Note 1)	16,187	166,224
Shares converted from Class A (See Note 1)	(9,361)	(96,372)

Net increase (decrease)	4,034,211	$41,397,775

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	6,434	$66,349
Shares issued to shareholders in reinvestment of dividends and distributions	577	5,958
Shares redeemed	(3,162)	(32,662)

Net increase (decrease) in shares outstanding before conversion	3,849	39,645
Shares converted into Investor Class (See Note 1)	2,126	22,119
Shares converted from Investor Class (See Note 1)	(6,061)	(62,191)

Net increase (decrease)	(86)	$(427)

Year ended October 31, 2018:
Shares sold	22,722	$234,114
Shares issued to shareholders in reinvestment of dividends and distributions	1,006	10,338
Shares redeemed	(6,763)	(69,673)

Net increase (decrease) in shares outstanding before conversion	16,965	174,779
Shares converted into Investor Class (See Note 1)	2,783	28,481
Shares converted from Investor Class (See Note 1)	(16,187)	(166,224)

Net increase (decrease)	3,561	$37,036

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,413,305	$14,592,753
Shares issued to shareholders in reinvestment of dividends and distributions	49,141	507,130
Shares redeemed	(674,193)	(6,921,904)

Net increase (decrease) in shares outstanding before conversion	788,253	8,177,979
Shares converted from Class C (See Note 1)	(845)	(8,727)

Net increase (decrease)	787,408	$8,169,252

Year ended October 31, 2018:
Shares sold	1,613,064	$16,611,042
Shares issued to shareholders in reinvestment of dividends and distributions	86,752	891,702
Shares redeemed	(746,289)	(7,677,681)

Net increase (decrease)	953,527	$9,825,063

34	MainStay MacKay New York Tax Free Opportunities Fund

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	5,427,946	$55,732,384
Shares issued to shareholders in reinvestment of dividends and distributions	255,830	2,637,886
Shares redeemed	(11,282,487)	(117,227,928)

Net increase (decrease)	(5,598,711)	$(58,857,658)

Year ended October 31, 2018:
Shares sold	15,264,345	$156,372,001
Shares issued to shareholders in reinvestment of dividends and distributions	308,192	3,166,683
Shares redeemed	(3,701,555)	(38,014,231)

Net increase (decrease) in shares outstanding before conversion	11,870,982	121,524,453
Shares converted into Class I (See Note 1)	6,579	67,891

Net increase (decrease)	11,877,561	$121,592,344

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure

Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds

36	MainStay MacKay New York Tax Free Opportunities Fund

and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged

Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

38	MainStay MacKay New York Tax Free Opportunities Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

40	MainStay MacKay New York Tax Free Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

41

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1738064 MS065-19	MSNTF10-06/19 (NYLIM) NL222

MainStay MacKay S&P 500 Index Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	6.26 9.55%	9.60 12.99%	10.34 11.02%	14.32 14.67%	0.54 0.54%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	6.18 9.46	9.41 12.79	10.21 10.88	14.20 14.55	0.87 0.87
Class I Shares	No Sales Charge		1/2/1991	9.68	13.26	11.29	14.96	0.29

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	9.76%	13.49%	11.63%	15.32%
Morningstar Large Blend Category Average[4]	9.02	10.88	9.71	13.89

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,095.50	$2.81	$1,022.12	$2.71	0.54%

Investor Class Shares	$1,000.00	$1,094.60	$3.64	$1,021.32	$3.51	0.70%

Class I Shares	$1,000.00	$1,096.80	$1.51	$1,023.36	$1.45	0.29%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

Software	6.6%

Banks	5.6

IT Services	5.1

Interactive Media & Services	4.9

Oil, Gas & Consumable Fuels	4.6

Pharmaceuticals	4.4

Technology Hardware, Storage & Peripherals	4.0

Semiconductors & Semiconductor Equipment	3.9

Internet & Direct Marketing Retail	3.7

Health Care Equipment & Supplies	3.2

Equity Real Estate Investment Trusts	2.8

Capital Markets	2.7

Aerospace & Defense	2.5

Health Care Providers & Services	2.5

Insurance	2.4

Specialty Retail	2.3

Biotechnology	2.2

Chemicals	2.0

Entertainment	2.0

Diversified Telecommunication Services	1.9

Electric Utilities	1.9

Beverages	1.8

Hotels, Restaurants & Leisure	1.8

Diversified Financial Services	1.7

Household Products	1.7

Machinery	1.6

Food & Staples Retailing	1.4

Industrial Conglomerates	1.4

Media	1.4

Communications Equipment	1.2

Food Products	1.1

Road & Rail	1.1

Life Sciences Tools & Services	1.0

Multi-Utilities	1.0

Tobacco	0.9%

Textiles, Apparel & Luxury Goods	0.8

Consumer Finance	0.7

Air Freight & Logistics	0.6

Electrical Equipment	0.5

Electronic Equipment, Instruments & Components	0.5

Energy Equipment & Services	0.5

Multiline Retail	0.5

Airlines	0.4

Automobiles	0.4

Commercial Services & Supplies	0.4

Building Products	0.3

Containers & Packaging	0.3

Household Durables	0.3

Professional Services	0.3

Metals & Mining	0.2

Personal Products	0.2

Trading Companies & Distributors	0.2

Auto Components	0.1

Construction & Engineering	0.1

Construction Materials	0.1

Distributors	0.1

Health Care Technology	0.1

Independent Power & Renewable Electricity Producers	0.1

Leisure Products	0.1

Real Estate Management & Development	0.1

Water Utilities	0.1

Diversified Consumer Services	0.0	‡

Gas Utilities	0.0	‡

Short-Term Investment	1.6

Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2019 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Berkshire Hathaway, Inc., Class B

7.	JPMorgan Chase & Co.

8.	Johnson & Johnson

9.	Exxon Mobil Corp.

10.	Visa, Inc., Class A

8	MainStay MacKay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay S&P 500 Index Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay S&P 500 Index Fund returned 9.68%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the 9.02% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the S&P 500® Index, the Fund’s relative performance will typically lag that of the Index because the Fund incurs operating expenses that the S&P 500® Index does not.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

MainStay MacKay S&P 500 Index Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The strongest performing S&P 500® industry groups during the reporting period in terms of total return included real estate management & development and construction materials. The industry groups with the lowest total returns during the same period included energy equipment & services and health care providers & services.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The industry groups that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included software and information technology services. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included health care providers & services and technology hardware storage & peripherals.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

The S&P 500® stocks with the highest total returns during the reporting period included Cadence Design Systems, Microchip Technology and Advanced Micro Devices. Conversely, the S&P® 500 stocks with the lowest total returns over the reporting period were PG&E, CenturyLink and Kraft Heinz.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The strongest contributors to the Fund’s absolute performance during the reporting period included Microsoft, Amazon and Facebook. During the same period, the S&P 500® stocks which made the weakest contributions to the Fund’s absolute performance included Apple, UnitedHealth Group and CVS Health.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 13 additions and 13 deletions in the S&P 500® Index. In terms of index weight, significant additions to the S&P 500® Index included Dow and Diamondback Energy, while significant deletions included Aetna and Express Scripts.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 2.5%
Arconic, Inc.	17,144	$368,253
Boeing Co.	22,720	8,581,117
General Dynamics Corp.	11,724	2,095,313
Harris Corp.	5,027	847,050
Huntington Ingalls Industries, Inc.	1,797	399,976
L3 Technologies, Inc.	3,431	749,948
Lockheed Martin Corp.	10,604	3,534,631
Northrop Grumman Corp.	7,344	2,129,099
Raytheon Co.	12,210	2,168,374
Textron, Inc.	10,155	538,215
TransDigm Group, Inc. (a)	2,070	998,817
United Technologies Corp.	35,018	4,993,917

		27,404,710

Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	5,930	480,330
Expeditors International of Washington, Inc.	7,462	592,632
FedEx Corp.	10,413	1,972,847
United Parcel Service, Inc., Class B	30,115	3,198,815

		6,244,624

Airlines 0.4%
Alaska Air Group, Inc.	5,269	326,151
American Airlines Group, Inc.	17,545	599,688
Delta Air Lines, Inc.	26,929	1,569,691
Southwest Airlines Co.	21,750	1,179,503
United Continental Holdings, Inc. (a)	9,802	871,006

		4,546,039

Auto Components 0.1%
Aptiv PLC	11,332	971,152
BorgWarner, Inc.	8,939	373,382

		1,344,534

Automobiles 0.4%
Ford Motor Co.	167,530	1,750,688
General Motors Co.	56,149	2,187,004
Harley-Davidson, Inc.	6,996	260,461

		4,198,153

Banks 5.6%
Bank of America Corp.	388,672	11,885,590
BB&T Corp.	33,149	1,697,229
Citigroup, Inc.	101,748	7,193,584
Citizens Financial Group, Inc.	20,377	737,647
Comerica, Inc.	6,869	539,835
Fifth Third Bancorp	32,880	947,602
First Republic Bank	7,212	761,731
Huntington Bancshares, Inc.	45,604	634,808
JPMorgan Chase & Co.	141,451	16,415,389
KeyCorp	43,580	764,829
M&T Bank Corp.	6,031	1,025,692

	Shares	Value
Banks (continued)
People’s United Financial, Inc.	16,400	$283,556
PNC Financial Services Group, Inc.	19,628	2,687,662
Regions Financial Corp.	44,131	685,354
SunTrust Banks, Inc.	19,305	1,264,091
SVB Financial Group (a)	2,277	573,166
U.S. Bancorp	65,000	3,465,800
Wells Fargo & Co.	177,165	8,576,558
Zions Bancorp., N.A.	8,055	397,353

		60,537,476

Beverages 1.8%
Brown-Forman Corp., Class B	7,212	384,328
Coca-Cola Co.	166,491	8,168,048
Constellation Brands, Inc., Class A	7,184	1,520,637
Molson Coors Brewing Co., Class B	8,009	514,098
Monster Beverage Corp. (a)	17,028	1,014,869
PepsiCo., Inc.	60,725	7,775,836

		19,377,816

Biotechnology 2.2%
AbbVie, Inc.	63,825	5,067,067
Alexion Pharmaceuticals, Inc. (a)	9,537	1,298,272
Amgen, Inc.	26,926	4,828,370
Biogen, Inc. (a)	8,511	1,951,062
Celgene Corp. (a)	30,343	2,872,268
Gilead Sciences, Inc.	55,104	3,583,964
Incyte Corp. (a)	7,687	590,362
Regeneron Pharmaceuticals, Inc. (a)	3,391	1,163,588
Vertex Pharmaceuticals, Inc. (a)	10,936	1,847,965

		23,202,918

Building Products 0.3%
A.O. Smith Corp.	6,188	325,303
Allegion PLC	4,065	403,370
Fortune Brands Home & Security, Inc.	6,097	321,800
Johnson Controls International PLC	39,587	1,484,512
Masco Corp.	12,742	497,703

		3,032,688

Capital Markets 2.7%
Affiliated Managers Group, Inc.	2,289	253,896
Ameriprise Financial, Inc.	5,862	860,366
Bank of New York Mellon Corp.	38,010	1,887,577
BlackRock, Inc.	5,265	2,554,789
Cboe Global Markets, Inc.	4,784	486,102
Charles Schwab Corp.	51,468	2,356,205
CME Group, Inc.	15,391	2,753,450
E*TRADE Financial Corp.	10,657	539,884
Franklin Resources, Inc.	12,787	442,302
Goldman Sachs Group, Inc.	14,883	3,064,707
Intercontinental Exchange, Inc.	24,542	1,996,492
Invesco, Ltd.	17,181	377,467
Moody’s Corp.	7,145	1,404,850

10	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Morgan Stanley	56,241	$2,713,628
MSCI, Inc.	3,648	822,186
Nasdaq, Inc.	5,011	462,014
Northern Trust Corp.	9,558	941,941
Raymond James Financial, Inc.	5,542	507,481
S&P Global, Inc.	10,764	2,375,184
State Street Corp.	16,236	1,098,528
T. Rowe Price Group, Inc.	10,223	1,098,972

		28,998,021

Chemicals 2.0%
Air Products & Chemicals, Inc.	9,384	1,931,133
Albemarle Corp.	4,642	348,429
Celanese Corp.	5,543	598,034
CF Industries Holdings, Inc.	9,644	431,858
Dow, Inc. (a)	32,520	1,844,860
DowDuPont, Inc.	97,562	3,751,259
Eastman Chemical Co.	6,047	476,987
Ecolab, Inc.	10,880	2,002,790
FMC Corp.	5,760	455,386
International Flavors & Fragrances, Inc.	4,320	595,253
Linde PLC	23,844	4,298,119
LyondellBasell Industries N.V., Class A	13,169	1,161,901
Mosaic Co.	15,176	396,245
PPG Industries, Inc.	10,207	1,199,323
Sherwin-Williams Co.	3,517	1,599,637

		21,091,214

Commercial Services & Supplies 0.4%
Cintas Corp.	3,664	795,601
Copart, Inc. (a)	8,690	585,011
Republic Services, Inc.	9,330	772,710
Rollins, Inc.	6,309	243,969
Waste Management, Inc.	16,882	1,812,114

		4,209,405

Communications Equipment 1.2%
Arista Networks, Inc. (a)	2,207	689,224
Cisco Systems, Inc.	190,472	10,656,908
F5 Networks, Inc. (a)	2,603	408,411
Juniper Networks, Inc.	14,752	409,663
Motorola Solutions, Inc.	7,028	1,018,428

		13,182,634

Construction & Engineering 0.1%
Fluor Corp.	6,017	239,055
Jacobs Engineering Group, Inc.	5,102	397,650
Quanta Services, Inc.	6,117	248,350

		885,055

	Shares	Value
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,696	$598,242
Vulcan Materials Co.	5,661	713,909

		1,312,151

Consumer Finance 0.7%
American Express Co.	29,876	3,502,364
Capital One Financial Corp.	20,213	1,876,373
Discover Financial Services	14,209	1,157,891
Synchrony Financial	28,411	985,009

		7,521,637

Containers & Packaging 0.3%
Avery Dennison Corp.	3,634	402,102
Ball Corp.	14,723	882,497
International Paper Co.	17,502	819,269
Packaging Corp. of America	4,044	401,003
Sealed Air Corp.	6,799	316,969
WestRock Co.	10,917	418,994

		3,240,834

Distributors 0.1%
Genuine Parts Co.	6,281	644,054
LKQ Corp. (a)	13,614	409,781

		1,053,835

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	8,795	239,312

Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B (a)	84,007	18,205,157
Jefferies Financial Group, Inc.	11,426	235,033

		18,440,190

Diversified Telecommunication Services 1.9%
AT&T, Inc.	315,198	9,758,530
CenturyLink, Inc.	40,676	464,520
Verizon Communications, Inc.	178,791	10,225,057

		20,448,107

Electric Utilities 1.9%
Alliant Energy Corp.	10,142	479,007
American Electric Power Co., Inc.	21,094	1,804,592
Duke Energy Corp.	31,457	2,866,362
Edison International	13,944	889,209
Entergy Corp.	8,203	794,871
Evergy, Inc.	11,018	637,061
Eversource Energy	13,560	971,709
Exelon Corp.	41,894	2,134,499
FirstEnergy Corp.	21,793	915,960
NextEra Energy, Inc.	20,690	4,022,963
Pinnacle West Capital Corp.	4,791	456,438
PPL Corp.	30,942	965,700
Southern Co.	44,694	2,378,615
Xcel Energy, Inc.	22,214	1,255,091

		20,572,077

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.5%
AMETEK, Inc.	9,828	$866,535
Eaton Corp. PLC	18,329	1,518,008
Emerson Electric Co.	26,594	1,887,908
Rockwell Automation, Inc.	5,185	936,981

		5,209,432

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	12,953	1,289,601
Corning, Inc.	34,043	1,084,270
FLIR Systems, Inc.	5,861	310,281
IPG Photonics Corp. (a)	1,542	269,434
Keysight Technologies, Inc. (a)	8,047	700,330
TE Connectivity, Ltd.	14,743	1,410,168

		5,064,084

Energy Equipment & Services 0.5%
Baker Hughes, a GE Co.	21,745	522,315
Halliburton Co.	37,659	1,066,879
Helmerich & Payne, Inc.	4,662	272,820
National Oilwell Varco, Inc.	16,373	427,990
Schlumberger, Ltd.	59,876	2,555,508
TechnipFMC PLC	18,284	449,604

		5,295,116

Entertainment 2.0%
Activision Blizzard, Inc.	32,625	1,572,851
Electronic Arts, Inc. (a)	13,047	1,234,898
Netflix, Inc. (a)	18,861	6,988,755
Take-Two Interactive Software, Inc. (a)	4,871	471,659
Viacom, Inc., Class B	15,124	437,235
Walt Disney Co.	75,440	10,333,017

		21,038,415

Equity Real Estate Investment Trusts 2.8%
Alexandria Real Estate Equities, Inc.	4,878	694,578
American Tower Corp.	19,088	3,727,886
Apartment Investment & Management Co., Class A	6,445	318,125
AvalonBay Communities, Inc.	5,994	1,204,374
Boston Properties, Inc.	6,686	920,127
Crown Castle International Corp.	17,982	2,261,776
Digital Realty Trust, Inc.	8,992	1,058,448
Duke Realty Corp.	15,544	483,729
Equinix, Inc.	3,622	1,646,923
Equity Residential	16,007	1,223,255
Essex Property Trust, Inc.	2,826	798,345
Extra Space Storage, Inc.	5,509	571,228
Federal Realty Investment Trust	3,218	430,729
HCP, Inc.	20,102	598,638
Host Hotels & Resorts, Inc.	31,740	610,678
Iron Mountain, Inc.	12,245	397,718
Kimco Realty Corp.	18,031	313,559

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Macerich Co.	4,527	$181,714
Mid-America Apartment Communities, Inc.	4,870	532,827
Prologis, Inc.	27,239	2,088,414
Public Storage	6,412	1,418,206
Realty Income Corp.	13,144	920,212
Regency Centers Corp.	7,250	486,983
SBA Communications Corp. (a)	4,914	1,001,129
Simon Property Group, Inc.	13,347	2,318,374
SL Green Realty Corp.	3,706	327,388
UDR, Inc.	11,848	532,568
Ventas, Inc.	15,254	932,172
Vornado Realty Trust	7,408	512,189
Welltower, Inc.	16,953	1,263,507
Weyerhaeuser Co.	32,432	869,178

		30,644,977

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	19,060	4,679,802
Kroger Co.	34,092	878,892
Sysco Corp.	20,467	1,440,263
Walgreens Boots Alliance, Inc.	34,583	1,852,611
Walmart, Inc.	61,419	6,316,330

		15,167,898

Food Products 1.1%
Archer-Daniels-Midland Co.	23,951	1,068,215
Campbell Soup Co.	8,233	318,535
Conagra Brands, Inc.	20,880	642,686
General Mills, Inc.	25,505	1,312,742
Hershey Co.	5,981	746,728
Hormel Foods Corp.	11,634	464,662
J.M. Smucker Co.	4,866	596,718
Kellogg Co.	10,831	653,109
Kraft Heinz Co.	26,610	884,516
Lamb Weston Holdings, Inc.	6,253	438,023
McCormick & Co., Inc.	5,189	798,950
Mondelez International, Inc., Class A	62,772	3,191,956
Tyson Foods, Inc., Class A	12,664	949,927

		12,066,767

Gas Utilities 0.0%‡
Atmos Energy Corp.	5,175	529,609

Health Care Equipment & Supplies 3.2%
Abbott Laboratories	76,001	6,046,640
ABIOMED, Inc. (a)	1,920	532,627
Align Technology, Inc. (a)	3,128	1,015,599
Baxter International, Inc.	20,624	1,573,611
Becton Dickinson & Co.	11,642	2,802,695
Boston Scientific Corp. (a)	59,875	2,222,560
Cooper Cos., Inc.	2,102	609,412
Danaher Corp.	27,171	3,598,527

12	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
DENTSPLY SIRONA, Inc.	9,514	$486,451
Edwards Lifesciences Corp. (a)	8,961	1,577,763
Hologic, Inc. (a)	11,590	537,544
IDEXX Laboratories, Inc. (a)	3,705	859,560
Intuitive Surgical, Inc. (a)	4,954	2,529,661
Medtronic PLC	57,798	5,133,040
ResMed, Inc.	6,201	648,066
Stryker Corp.	13,283	2,509,292
Teleflex, Inc.	1,973	564,633
Varian Medical Systems, Inc. (a)	3,917	533,378
Zimmer Biomet Holdings, Inc.	8,766	1,079,621

		34,860,680

Health Care Providers & Services 2.5%
AmerisourceBergen Corp.	6,738	503,733
Anthem, Inc.	11,126	2,926,472
Cardinal Health, Inc.	12,797	623,342
Centene Corp. (a)	17,564	905,600
Cigna Corp.	16,328	2,593,539
CVS Health Corp.	56,035	3,047,183
DaVita, Inc. (a)	5,428	299,843
HCA Healthcare, Inc.	11,551	1,469,634
Henry Schein, Inc. (a)	6,552	419,721
Humana, Inc.	5,895	1,505,642
Laboratory Corp. of America Holdings (a)	4,266	682,219
McKesson Corp.	8,395	1,001,104
Quest Diagnostics, Inc.	5,850	563,823
UnitedHealth Group, Inc.	41,384	9,645,369
Universal Health Services, Inc., Class B	3,614	458,508
WellCare Health Plans, Inc. (a)	2,138	552,352

		27,198,084

Health Care Technology 0.1%
Cerner Corp. (a)	14,082	935,749

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	17,258	946,774
Chipotle Mexican Grill, Inc. (a)	1,048	721,066
Darden Restaurants, Inc.	5,311	624,574
Hilton Worldwide Holdings, Inc.	12,747	1,108,861
Marriott International, Inc., Class A	12,166	1,659,686
McDonald’s Corp.	33,062	6,532,059
MGM Resorts International	21,868	582,345
Norwegian Cruise Line Holdings, Ltd. (a)	9,380	528,938
Royal Caribbean Cruises, Ltd.	7,333	886,853
Starbucks Corp.	53,725	4,173,358
Wynn Resorts, Ltd.	4,184	604,379
Yum! Brands, Inc.	13,259	1,384,107

		19,753,000

	Shares	Value
Household Durables 0.3%
D.R. Horton, Inc.	14,687	$650,781
Garmin, Ltd.	5,169	443,190
Leggett & Platt, Inc.	5,570	219,235
Lennar Corp., Class A	12,487	649,699
Mohawk Industries, Inc. (a)	2,715	369,919
Newell Brands, Inc.	16,804	241,641
PulteGroup, Inc.	11,186	351,911
Whirlpool Corp.	2,763	383,560

		3,309,936

Household Products 1.7%
Church & Dwight Co., Inc.	10,500	786,975
Clorox Co.	5,480	875,321
Colgate-Palmolive Co.	37,138	2,703,275
Kimberly-Clark Corp.	14,879	1,910,166
Procter & Gamble Co.	108,242	11,525,608

		17,801,345

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	28,316	484,770
NRG Energy, Inc.	12,159	500,586

		985,356

Industrial Conglomerates 1.4%
3M Co.	24,876	4,714,251
General Electric Co.	376,070	3,824,632
Honeywell International, Inc.	31,547	5,477,505
Roper Technologies, Inc.	4,483	1,612,535

		15,628,923

Insurance 2.4%
Aflac, Inc.	32,467	1,635,687
Allstate Corp.	14,364	1,422,898
American International Group, Inc.	38,031	1,809,135
Aon PLC	10,386	1,870,934
Arthur J. Gallagher & Co.	7,893	660,013
Assurant, Inc.	2,671	253,745
Chubb, Ltd.	19,827	2,878,880
Cincinnati Financial Corp.	6,556	630,556
Everest Re Group, Ltd.	1,749	411,890
Hartford Financial Services Group, Inc.	15,417	806,463
Lincoln National Corp.	8,839	589,738
Loews Corp.	11,902	610,454
Marsh & McLennan Cos., Inc.	21,856	2,060,802
MetLife, Inc.	41,421	1,910,751
Principal Financial Group, Inc.	11,335	647,909
Progressive Corp.	24,952	1,949,999
Prudential Financial, Inc.	17,850	1,886,923
Torchmark Corp.	4,438	389,035
Travelers Cos., Inc.	11,458	1,647,087
Unum Group	9,361	345,608
Willis Towers Watson PLC	5,597	1,031,751

		25,450,258

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Interactive Media & Services 4.9%
Alphabet, Inc. (a)
Class A	12,933	$15,506,150
Class C	13,279	15,781,826
Facebook, Inc., Class A (a)	103,058	19,931,417
TripAdvisor, Inc. (a)	4,376	232,934
Twitter, Inc. (a)	31,471	1,256,008

		52,708,335

Internet & Direct Marketing Retail 3.7%
Amazon.com, Inc. (a)	17,825	34,340,219
Booking Holdings, Inc. (a)	1,948	3,613,521
eBay, Inc.	37,211	1,441,926
Expedia Group, Inc.	5,088	660,626

		40,056,292

IT Services 5.1%
Accenture PLC, Class A	27,582	5,038,404
Akamai Technologies, Inc. (a)	6,994	559,940
Alliance Data Systems Corp.	2,022	323,722
Automatic Data Processing, Inc.	18,749	3,082,148
Broadridge Financial Solutions, Inc.	4,977	587,933
Cognizant Technology Solutions Corp., Class A	24,834	1,811,889
DXC Technology Co.	11,608	763,110
Fidelity National Information Services, Inc.	14,075	1,631,715
Fiserv, Inc. (a)	17,126	1,494,072
FleetCor Technologies, Inc. (a)	3,715	969,429
Gartner, Inc. (a)	3,887	617,916
Global Payments, Inc.	6,769	988,748
International Business Machines Corp.	38,504	5,400,956
Jack Henry & Associates, Inc.	3,297	491,451
Mastercard, Inc., Class A	38,997	9,914,597
Paychex, Inc.	13,700	1,155,047
PayPal Holdings, Inc. (a)	50,660	5,712,928
Total System Services, Inc.	7,042	719,974
VeriSign, Inc. (a)	4,591	906,493
Visa, Inc., Class A	75,595	12,430,086
Western Union Co.	19,146	372,198

		54,972,756

Leisure Products 0.1%
Hasbro, Inc.	5,000	509,300
Mattel, Inc. (a)(b)	14,727	179,522

		688,822

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	13,643	1,070,976
Illumina, Inc. (a)	6,323	1,972,776
IQVIA Holdings, Inc. (a)	6,806	945,353
Mettler-Toledo International, Inc. (a)	1,079	804,136
PerkinElmer, Inc.	4,781	458,211
Thermo Fisher Scientific, Inc.	17,392	4,825,410

	Shares	Value
Life Sciences Tools & Services (continued)
Waters Corp. (a)	3,094	$660,693

		10,737,555

Machinery 1.6%
Caterpillar, Inc.	24,904	3,472,116
Cummins, Inc.	6,254	1,039,978
Deere & Co.	13,767	2,280,228
Dover Corp.	6,323	619,907
Flowserve Corp.	5,600	274,568
Fortive Corp.	12,642	1,091,510
Illinois Tool Works, Inc.	13,041	2,029,571
Ingersoll-Rand PLC	10,499	1,287,282
PACCAR, Inc.	15,003	1,075,265
Parker-Hannifin Corp.	5,597	1,013,505
Pentair PLC	6,908	269,343
Snap-On, Inc.	2,414	406,228
Stanley Black & Decker, Inc.	6,548	959,937
Wabtec Corp.	6,037	447,160
Xylem, Inc.	7,686	641,012

		16,907,610

Media 1.4%
CBS Corp., Class B	15,044	771,306
Charter Communications, Inc., Class A (a)	7,497	2,782,811
Comcast Corp., Class A	195,119	8,493,530
Discovery, Inc. (a)
Class A	6,685	206,567
Class C	15,390	442,616
DISH Network Corp., Class A (a)	9,803	344,281
Fox Corp. (a)
Class A	15,241	594,247
Class B	6,948	267,498
Interpublic Group of Cos., Inc.	16,422	377,706
News Corp.
Class A	16,405	203,750
Class B	5,296	66,147
Omnicom Group, Inc.	9,603	768,528

		15,318,987

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	62,006	763,294
Newmont Goldcorp Corp.	28,186	875,457
Nucor Corp.	13,213	754,066

		2,392,817

Multi-Utilities 1.0%
Ameren Corp.	10,442	759,864
CenterPoint Energy, Inc.	21,545	667,895
CMS Energy Corp.	12,122	673,377
Consolidated Edison, Inc.	13,893	1,197,021
Dominion Energy, Inc.	34,586	2,693,212
DTE Energy Co.	7,778	977,773
NiSource, Inc.	16,118	447,758

14	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	21,625	$1,289,931
Sempra Energy	11,701	1,497,143
WEC Energy Group, Inc.	13,502	1,058,962

		11,262,936

Multiline Retail 0.5%
Dollar General Corp.	11,366	1,433,139
Dollar Tree, Inc. (a)	10,180	1,132,830
Kohl’s Corp.	7,136	507,370
Macy’s, Inc.	13,136	309,221
Nordstrom, Inc.	4,629	189,882
Target Corp.	22,526	1,743,963

		5,316,405

Oil, Gas & Consumable Fuels 4.6%
Anadarko Petroleum Corp.	21,920	1,596,872
Apache Corp.	16,372	538,803
Cabot Oil & Gas Corp.	18,891	489,088
Chevron Corp.	82,201	9,869,052
Cimarex Energy Co.	4,299	295,169
Concho Resources, Inc.	8,568	988,576
ConocoPhillips	49,085	3,098,245
Devon Energy Corp.	18,205	585,109
Diamondback Energy, Inc.	6,482	689,620
EOG Resources, Inc.	25,059	2,406,917
Exxon Mobil Corp.	183,235	14,710,106
Hess Corp.	11,014	706,218
HollyFrontier Corp.	6,939	331,199
Kinder Morgan, Inc.	84,234	1,673,730
Marathon Oil Corp.	35,360	602,534
Marathon Petroleum Corp.	29,147	1,774,178
Noble Energy, Inc.	20,673	559,411
Occidental Petroleum Corp.	32,381	1,906,593
ONEOK, Inc.	17,598	1,195,432
Phillips 66	18,283	1,723,538
Pioneer Natural Resources Co.	7,293	1,213,993
Valero Energy Corp.	18,041	1,635,597
Williams Cos., Inc.	51,752	1,466,134

		50,056,114

Personal Products 0.2%
Coty, Inc., Class A (b)	19,276	208,566
Estee Lauder Cos., Inc., Class A	9,429	1,619,997

		1,828,563

Pharmaceuticals 4.4%
Allergan PLC	13,507	1,985,529
Bristol-Myers Squibb Co.	70,213	3,259,990
Eli Lilly & Co.	37,311	4,366,879
Johnson & Johnson	115,051	16,245,201
Merck & Co., Inc.	111,729	8,794,190
Mylan N.V. (a)	22,062	595,453

	Shares	Value
Pharmaceuticals (continued)
Nektar Therapeutics (a)	7,379	$236,276
Perrigo Co. PLC	5,387	258,145
Pfizer, Inc.	240,223	9,755,456
Zoetis, Inc.	20,620	2,099,941

		47,597,060

Professional Services 0.3%
Equifax, Inc.	5,153	649,020
IHS Markit, Ltd. (a)	15,726	900,471
Nielsen Holdings PLC	15,244	389,179
Robert Half International, Inc.	5,153	319,950
Verisk Analytics, Inc.	7,049	994,896

		3,253,516

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	13,628	709,610

Road & Rail 1.1%
CSX Corp.	33,527	2,669,755
J.B. Hunt Transport Services, Inc.	3,742	353,544
Kansas City Southern	4,371	538,245
Norfolk Southern Corp.	11,573	2,361,124
Union Pacific Corp.	31,279	5,537,634

		11,460,302

Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc. (a)	37,865	1,046,210
Analog Devices, Inc.	15,907	1,849,030
Applied Materials, Inc.	41,079	1,810,351
Broadcom, Inc.	17,139	5,457,058
Intel Corp.	194,582	9,931,465
KLA-Tencor Corp.	7,101	905,235
Lam Research Corp.	6,592	1,367,379
Maxim Integrated Products, Inc.	11,878	712,680
Microchip Technology, Inc. (b)	10,079	1,006,791
Micron Technology, Inc. (a)	48,182	2,026,535
NVIDIA Corp.	26,243	4,749,983
Qorvo, Inc. (a)	5,378	406,631
QUALCOMM, Inc.	52,287	4,503,479
Skyworks Solutions, Inc.	7,662	675,635
Texas Instruments, Inc.	40,607	4,784,723
Xilinx, Inc.	10,822	1,300,155

		42,533,340

Software 6.6%
Adobe, Inc. (a)	21,071	6,094,787
ANSYS, Inc. (a)	3,625	709,775
Autodesk, Inc. (a)	9,354	1,666,976
Cadence Design Systems, Inc. (a)	12,104	839,776
Citrix Systems, Inc.	5,516	556,895
Fortinet, Inc. (a)	6,150	574,533
Intuit, Inc.	11,164	2,802,834
Microsoft Corp.	331,448	43,287,109

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Oracle Corp.	110,083	$6,090,892
Red Hat, Inc. (a)	7,591	1,385,585
salesforce.com, Inc. (a)	33,049	5,464,652
Symantec Corp.	27,468	665,000
Synopsys, Inc. (a)	6,358	769,827

		70,908,641

Specialty Retail 2.3%
Advance Auto Parts, Inc.	3,172	527,567
AutoZone, Inc. (a)	1,097	1,128,056
Best Buy Co., Inc.	10,055	748,192
CarMax, Inc. (a)	7,360	573,050
Foot Locker, Inc.	5,005	286,336
Gap, Inc.	9,288	242,231
Home Depot, Inc.	48,797	9,939,949
L Brands, Inc.	9,767	250,426
Lowe’s Cos., Inc.	34,712	3,927,316
O’Reilly Automotive, Inc. (a)	3,386	1,281,838
Ross Stores, Inc.	16,116	1,573,889
Tiffany & Co.	4,662	502,657
TJX Cos., Inc.	53,234	2,921,482
Tractor Supply Co.	5,211	539,338
Ulta Beauty, Inc. (a)	2,431	848,370

		25,290,697

Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc. (c)	193,520	38,833,659
Hewlett Packard Enterprise Co.	59,581	941,976
HP, Inc.	66,354	1,323,762
NetApp, Inc.	10,824	788,528
Seagate Technology PLC	11,186	540,508
Western Digital Corp.	12,468	637,364
Xerox Corp.	8,648	288,497

		43,354,294

Textiles, Apparel & Luxury Goods 0.8%
Capri Holdings, Ltd. (a)	6,387	281,539
Hanesbrands, Inc.	15,427	278,766
NIKE, Inc., Class B	54,380	4,776,195
PVH Corp.	3,284	423,603
Ralph Lauren Corp.	2,366	311,318
Tapestry, Inc.	12,324	397,696
Under Armour, Inc. (a)
Class A	7,962	183,843
Class C	8,162	169,117
VF Corp.	13,913	1,313,526

		8,135,603

Tobacco 0.9%
Altria Group, Inc.	80,678	4,383,236
Philip Morris International, Inc.	67,266	5,822,545

		10,205,781

	Shares	Value
Trading Companies & Distributors 0.2%
Fastenal Co.	12,279	$866,283
United Rentals, Inc. (a)	3,542	499,139
W.W. Grainger, Inc.	1,946	548,772

		1,914,194

Water Utilities 0.1%
American Water Works Co., Inc.	7,723	835,551

Total Common Stocks (d) (Cost $283,715,017)		1,060,468,840

Short-Term Investments 1.6%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 2.20% (e)	288,725	288,725

Total Affiliated Investment Company (Cost $288,725)		288,725

	Principal Amount
U.S. Governments 1.6%
United States Treasury Bills (f)
2.39%, due 7/25/19 (c)	$2,000,000	1,988,835
2.411%, due 7/5/19	11,000,000	10,952,681
2.415%, due 7/5/19	900,000	896,128
2.423%, due 7/5/19	700,000	696,989
2.424%, due 7/5/19	700,000	696,989
2.425%, due 7/5/19	500,000	497,849
2.427%, due 7/5/19	200,000	199,139
2.428%, due 7/5/19	700,000	696,989

Total U.S. Governments (Cost $16,626,111)		16,625,599

Total Short-Term Investments (Cost $16,914,836)		16,914,324

Total Investments (Cost $300,629,853)	99.9%	1,077,383,164
Other Assets, Less Liabilities	0.1	1,161,389
Net Assets	100.0%	$1,078,544,553

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $1,374,653 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $1,407,300 (See Note 2(I)).

(c)	Represents a security which was maintained at the broker as collateral for futures contracts.

16	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.

(e)	Current yield as of April 30, 2019.

(f)	Interest rate shown represents yield to maturity.

As of April 30, 2019, the Fund held the following futures contracts:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 Index Mini	112	June 2019	$16,248,907	$16,511,600	$262,693

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,060,468,840	$—	$—	$1,060,468,840
Short-Term Investments
Affiliated Investment Company	288,725	—	—	288,725
U.S. Government	—	16,625,599	—	16,625,599

Total Short-Term Investments	288,725	16,625,599	—	16,914,324

Total Investments in Securities	1,060,757,565	16,625,599	—	1,077,383,164

Other Financial Instruments
Futures Contracts (b)	262,693	—	—	262,693

Total Investments in Securities and Other Financial Instruments	$1,061,020,258	$16,625,599	$—	$1,077,645,857

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $300,341,128) including securities on loan of $1,374,653	$1,077,094,439
Investment in affiliated investment company, at value (identified cost $288,725)	288,725
Receivables:
Fund shares sold	1,215,784
Dividends	923,986
Variation margin on futures contracts	31,336
Investment securities sold	20,471
Securities lending income	422
Other assets	47,203

Total assets	1,079,622,366

Liabilities
Due to custodian	199,067
Payables:
Fund shares redeemed	313,889
Transfer agent (See Note 3)	191,632
Manager (See Note 3)	138,432
NYLIFE Distributors (See Note 3)	120,856
Shareholder communication	53,309
Professional fees	37,708
Custodian	10,506
Trustees	1,653
Accrued expenses	10,761

Total liabilities	1,077,813

Net assets	$1,078,544,553

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,447
Additional paid-in capital	195,852,028

195,874,475
Total distributable earnings (loss)	882,670,078

Net assets	$1,078,544,553

Class A
Net assets applicable to outstanding shares	$547,646,371

Shares of beneficial interest outstanding	11,469,809

Net asset value per share outstanding	$47.75
Maximum sales charge (3.00% of offering price)	1.48

Maximum offering price per share outstanding	$49.23

Investor Class
Net assets applicable to outstanding shares	$49,890,106

Shares of beneficial interest outstanding	1,046,204

Net asset value per share outstanding	$47.69
Maximum sales charge (3.00% of offering price)	1.47

Maximum offering price per share outstanding	$49.16

Class I
Net assets applicable to outstanding shares	$481,008,076

Shares of beneficial interest outstanding	9,930,703

Net asset value and offering price per share outstanding	$48.44

18	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$10,965,716
Interest	198,847
Securities lending	23,148
Dividends-affiliated	9,034
Other	133,029

Total income	11,329,774

Expenses
Manager (See Note 3)	830,696
Distribution/Service—Class A (See Note 3)	629,664
Distribution/Service—Investor Class (See Note 3)	54,345
Transfer agent (See Note 3)	581,685
Professional fees	55,092
Registration	34,894
Shareholder communication	30,964
Custodian	19,922
Trustees	13,155
Miscellaneous	26,936

Total expenses before waiver/reimbursement	2,277,353
Expense waiver/reimbursement from Manager (See Note 3)	(43,540)

Net expenses	2,233,813

Net investment income (loss)	9,095,961

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	107,454,312
Futures transactions	1,196,011

Net realized gain (loss) on investments and futures transactions	108,650,323

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(32,124,808)
Futures contracts	435,748

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(31,689,060)

Net realized and unrealized gain (loss) on investments and futures transactions	76,961,263

Net increase (decrease) in net assets resulting from operations	$86,057,224

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,095,961	$19,113,693
Net realized gain (loss) on investments and futures contracts	108,650,323	135,508,585
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(31,689,060)	(67,945,334)

Net increase (decrease) in net assets resulting from operations	86,057,224	86,676,944

Distributions to shareholders:
Class A	(60,989,117)	(72,197,275)
Investor Class	(5,023,356)	(5,278,641)
Class I	(68,053,474)	(98,433,234)

Total distributions to shareholders	(134,065,947)	(175,909,150)

Capital share transactions:
Net proceeds from sale of shares	91,669,988	171,591,706
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	132,327,497	173,667,164
Cost of shares redeemed	(242,851,493)	(393,967,776)

Increase (decrease) in net assets derived from capital share transactions	(18,854,008)	(48,708,906)

Net increase (decrease) in net assets	(66,862,731)	(137,941,112)

Net Assets
Beginning of period	1,145,407,284	1,283,348,396

End of period	$1,078,544,553	$1,145,407,284

20	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$49.27	$53.27	$47.57	$48.27	$46.85	$40.75

Net investment income (loss) (a)	0.36	0.69	0.65	0.74	0.70	0.60

Net realized and unrealized gain (loss) on investments	3.99	2.61	9.47	1.06	1.44	6.09

Total from investment operations	4.35	3.30	10.12	1.80	2.14	6.69

Less dividends and distributions:

From net investment income	(0.78)	(0.79)	(1.07)	(0.74)	(0.63)	(0.59)

From net realized gain on investments	(5.09)	(6.51)	(3.35)	(1.76)	(0.09)	—

Total dividends and distributions	(5.87)	(7.30)	(4.42)	(2.50)	(0.72)	(0.59)

Net asset value at end of period	$47.75	$49.27	$53.27	$47.57	$48.27	$46.85

Total investment return (b)	9.55%	6.77%	22.93%	3.92%	4.60%	16.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.62%††	1.39%	1.33%	1.60%	1.48%	1.37%

Net expenses (c)	0.54%††	0.54%	0.60%	0.60%	0.60%	0.60%

Expenses (before waiver/reimbursement) (c)	0.54%††	0.54%	0.64%	0.61%	0.60%	0.62%

Portfolio turnover rate	1%	3%	3%	4%	4%	4%

Net assets at end of period (in 000’s)	$547,647	$511,043	$527,768	$597,791	$566,621	$549,803

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$49.18	$53.18	$47.51	$48.22	$46.81	$40.73

Net investment income (loss) (a)	0.32	0.62	0.63	0.69	0.65	0.55

Net realized and unrealized gain (loss) on investments	3.98	2.58	9.43	1.05	1.44	6.08

Total from investment operations	4.30	3.20	10.06	1.74	2.09	6.63

Less dividends and distributions:

From net investment income	(0.70)	(0.69)	(1.04)	(0.69)	(0.59)	(0.55)

From net realized gain on investments	(5.09)	(6.51)	(3.35)	(1.76)	(0.09)	—

Total dividends and distributions	(5.79)	(7.20)	(4.39)	(2.45)	(0.68)	(0.55)

Net asset value at end of period	$47.69	$49.18	$53.18	$47.51	$48.22	$46.81

Total investment return (b)	9.46%	6.58%	22.81%	3.81%	4.49%	16.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.46%††	1.23%	1.29%	1.49%	1.37%	1.27%

Net expenses (c)	0.70%††	0.70%	0.70%	0.70%	0.70%	0.70%

Expenses (before waiver/reimbursement) (c)	0.90%††	0.87%	0.82%	0.84%	0.81%	0.80%

Portfolio turnover rate	1%	3%	3%	4%	4%	4%

Net assets at end of period (in 000’s)	$49,890	$41,907	$38,052	$46,999	$39,219	$32,469

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$49.97	$53.93	$48.12	$48.81	$47.35	$41.17

Net investment income (loss) (a)	0.43	0.83	0.78	0.87	0.83	0.71

Net realized and unrealized gain (loss) on investments	4.03	2.64	9.56	1.06	1.46	6.15

Total from investment operations	4.46	3.47	10.34	1.93	2.29	6.86

Less dividends and distributions:

From net investment income	(0.90)	(0.92)	(1.18)	(0.86)	(0.74)	(0.68)

From net realized gain on investments	(5.09)	(6.51)	(3.35)	(1.76)	(0.09)	—

Total dividends and distributions	(5.99)	(7.43)	(4.53)	(2.62)	(0.83)	(0.68)

Net asset value at end of period	$48.44	$49.97	$53.93	$48.12	$48.81	$47.35

Total investment return (b)	9.68%	7.05%	23.20%	4.17%	4.88%	16.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.91%††	1.64%	1.58%	1.88%	1.74%	1.62%

Net expenses (c)	0.29%††	0.29%	0.35%	0.35%	0.35%	0.35%

Expenses (before waiver/reimbursement) (c)	0.29%††	0.29%	0.39%	0.35%	0.35%	0.37%

Portfolio turnover rate	1%	3%	3%	4%	4%	4%

Net assets at end of period (in 000’s)	$481,008	$592,457	$717,528	$755,952	$1,403,507	$1,497,877

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

23

Notes to Financial Statements (Unaudited) (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

24	MainStay MacKay S&P 500 Index Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of

ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

25

Notes to Financial Statements (Unaudited) (continued)

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $1,374,653 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $1,407,300.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$262,693	$262,693

Total Fair Value		$262,693	$262,693

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$1,196,011	$1,196,011

Total Realized Gain (Loss)		$1,196,011	$1,196,011

26	MainStay MacKay S&P 500 Index Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$435,748	$435,748

Total Change in Unrealized Appreciation (Depreciation)		$435,748	$435,748

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long	$15,637,553	$15,637,553

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.16%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $830,696 and waived its fees and/or reimbursed certain class specific expenses in the amount of $43,540.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

27

Notes to Financial Statements (Unaudited) (continued)

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $36,425 and $16,489, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $6,046.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$244,292
Investor Class	98,985
Class I	238,408

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$63	$92,425	$(92,199)	$—	$—	$289	$9	$—	289

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$309,250,022	$785,619,659	$(17,486,517)	$768,133,142

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$24,009,907
Long-Term Capital Gain	151,899,243
Total	$175,909,150

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

28	MainStay MacKay S&P 500 Index Fund

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $14,546 and $173,863, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	790,762	$35,356,829
Shares issued to shareholders in reinvestment of dividends and distributions	1,321,299	59,392,386
Shares redeemed	(1,059,049)	(46,796,986)

Net increase (decrease) in shares outstanding before conversion	1,053,012	47,952,229
Shares converted into Class A (See Note 1)	63,312	2,816,890
Shares converted from Class A (See Note 1)	(18,112)	(821,160)

Net increase (decrease)	1,098,212	$49,947,959

Year ended October 31, 2018:
Shares sold	1,602,818	$79,978,059
Shares issued to shareholders in reinvestment of dividends and distributions	1,487,335	70,232,121
Shares redeemed	(2,829,019)	(140,042,440)

Net increase (decrease) in shares outstanding before conversion	261,134	10,167,740
Shares converted into Class A (See Note 1)	233,178	11,691,145
Shares converted from Class A (See Note 1)	(29,936)	(1,488,324)

Net increase (decrease)	464,376	$20,370,561

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	187,037	$8,415,602
Shares issued to shareholders in reinvestment of dividends and distributions	111,697	5,017,557
Shares redeemed	(59,362)	(2,630,162)

Net increase (decrease) in shares outstanding before conversion	239,372	10,802,997
Shares converted into Investor Class (See Note 1)	18,132	821,160
Shares converted from Investor Class (See Note 1)	(63,376)	(2,816,890)

Net increase (decrease)	194,128	$8,807,267

Year ended October 31, 2018:
Shares sold	339,821	$16,969,444
Shares issued to shareholders in reinvestment of dividends and distributions	111,616	5,268,257
Shares redeemed	(108,049)	(5,377,338)

Net increase (decrease) in shares outstanding before conversion	343,388	16,860,363
Shares converted into Investor Class (See Note 1)	26,495	1,314,253
Shares converted from Investor Class (See Note 1)	(233,387)	(11,691,094)

Net increase (decrease)	136,496	$6,483,522

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,068,666	$47,897,557
Shares issued to shareholders in reinvestment of dividends and distributions	1,491,055	67,917,554
Shares redeemed	(4,485,092)	(193,424,345)

Net increase (decrease)	(1,925,371)	$(77,609,234)

Year ended October 31, 2018:
Shares sold	1,459,523	$74,644,203
Shares issued to shareholders in reinvestment of dividends and distributions	2,054,558	98,166,786
Shares redeemed	(4,965,353)	(248,547,998)

Net increase (decrease) in shares outstanding before conversion	(1,451,272)	(75,737,009)
Shares converted into Class I (See Note 1)	3,424	174,071
Shares converted from Class I (See Note 1)	(1)	(51)

Net increase (decrease)	(1,447,849)	$(75,562,989)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

29

Notes to Financial Statements (Unaudited) (continued)

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit. The court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The court has not yet ruled on the motion.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis

MainStay MacKay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting

30	MainStay MacKay S&P 500 Index Fund

Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds

32	MainStay MacKay S&P 500 Index Fund

and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged

Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

34	MainStay MacKay S&P 500 Index Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

36	MainStay MacKay S&P 500 Index Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

37

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737109 MS065-19	MSSP10-06/19 (NYLIM) NL226

MainStay MacKay Short Duration High Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	0.40 3.50%	1.57 4.71%	3.43 4.06%	3.91 4.41%	1.07 1.07%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	0.37 3.48	1.53 4.67	3.34 3.97	3.80 4.30	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/17/2012	1.99 2.99	2.89 3.89	3.17 3.17	3.52 3.52	1.86 1.86
Class I Shares	No Sales Charge		12/17/2012	3.63	4.98	4.32	4.66	0.82
Class R2 Shares	No Sales Charge		12/17/2012	3.35	4.60	3.93	4.29	1.17
Class R3 Shares	No Sales Charge		2/29/2016	3.33	4.32	6.38	6.38	1.42

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	4.50%	6.30%	4.13%	4.79%
Morningstar High Yield Bond Category Average[4]	4.69	5.20	3.60	4.36

3.

ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,035.00	$5.30	$1,019.59	$5.26	1.05%

Investor Class Shares	$1,000.00	$1,034.80	$5.55	$1,019.34	$5.51	1.10%

Class C Shares	$1,000.00	$1,029.90	$9.31	$1,015.62	$9.25	1.85%

Class I Shares	$1,000.00	$1,036.30	$4.04	$1,020.83	$4.01	0.80%

Class R2 Shares	$1,000.00	$1,033.50	$5.80	$1,019.09	$5.76	1.15%

Class R3 Shares	$1,000.00	$1,033.30	$7.06	$1,017.85	$7.00	1.40%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	HCA, Inc., 5.875%–7.50%, due 2/15/20–12/15/23

2.	Equinix, Inc., 5.375%–5.75%, due 1/1/22–1/1/25

3.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–1/15/24

4.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–5.75%, due 3/15/21–1/15/24

5.	Bass Pro Group LLC, 7.483%, due 9/25/24
6.	DISH DBS Corp., 5.875%–7.875%, due 9/1/19–7/15/22

7.	IHO Verwaltungs GmbH, 4.125%, due 9/15/21

8.	Sprint Communications, Inc., 7.00%–9.25%, due 3/1/20–4/15/22

9.	Prestige Brands, Inc., 4.483%–6.375%, due 12/15/21–3/1/24

10.	Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd., 7.375%, due 12/15/23

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Short Duration High Yield Fund returned 3.63%, underperforming the 4.50% return of the Fund’s primary benchmark, the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index. Over the same period, Class I shares also underperformed the 4.69% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

High-yield spreads2 widened in the fourth quarter of 2018 alongside the sell-off in U.S. equities, increased interest-rate volatility and outflows from U.S. high-yield mutual funds and ETFs. The first four months of 2019 saw a reversal of these drivers as U.S. Treasury yields declined due to interest-rate complacency and U.S. equities rebounded. Fund inflows coupled with muted new issuance aided returns in the U.S. high-yield bond sector. However, the underperformance of the Fund’s CCC-rated3 credits compared to the CCC-rated credits in the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index caused the Fund’s returns to lag behind those of the Index.

What was the Fund’s duration4 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment process. As of April 30, 2019, the Fund’s modified duration to worst5 was 1.6 years, which was shorter than the 2.0-year duration of the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, investments in the energy sector provided the strongest positive contributions to the Fund’s relative performance due to good security selection in the exploration & production area. (Contributions take weightings and total returns into account.) Security selection in the telecommunications satellite sector, particularly the lack of exposure to weak-performing bonds issued by Intelsat Jackson, also bolstered the Fund’s relative returns. The weakest contributors to the Fund’s performance included the capital goods sector and the cable & satellite TV sector.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund added to its position in aerospace component manufacturer TransDigm, a company with a $23 billion equity market capitalization and a diverse product portfolio. During the same period, the Fund sold its positions in Tenet Healthcare 7.50% Notes, as that company’s bonds moved up in price in the first quarter of 2019 on positive financial results.

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to the Fund’s sector weightings during the reporting period. However, the Fund moderately increased its exposure to the leisure and metals/mining sectors and decreased its exposure in the health care and support services sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund held overweight positions relative to the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index in the auto parts & equipment; cable & satellite TV; and diversified capital goods sectors. As of the same date, the Fund held underweight positions relative to the Index in the technology hardware & equipment; packaging; and oil field equipment & services sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality. Fluctuations due to embedded optionality. fluctuations due to embedded optionality.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 93.2%† Convertible Bonds 0.8%
Auto Parts & Equipment 0.1%
Exide Technologies 7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$3,660,226	$1,174,932

Media 0.3%
Dish Network Corp. 2.375%, due 3/15/24	4,650,000	4,059,258

Oil & Gas 0.1%
Whiting Petroleum Corp. 1.25%, due 4/1/20	1,000,000	973,148

Real Estate Investment Trusts 0.3%
VEREIT, Inc. 3.75%, due 12/15/20	3,365,000	3,366,849

Total Convertible Bonds (Cost $11,540,953)		9,574,187

Corporate Bonds 80.6%
Advertising 1.1%
Lamar Media Corp. 5.375%, due 1/15/24	6,500,000	6,654,375
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, due 2/15/22	6,730,000	6,814,125

		13,468,500

Aerospace & Defense 0.4%
TransDigm, Inc. 6.00%, due 7/15/22	3,325,000	3,370,719
Triumph Group, Inc. 4.875%, due 4/1/21	925,000	911,125

		4,281,844

Auto Manufacturers 1.4%
Aston Martin Capital Holdings, Ltd. 6.50%, due 4/15/22 (e)	6,900,000	6,831,000
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	2,552,000	2,711,500
McLaren Finance PLC 5.75%, due 8/1/22 (e)	7,300,000	7,186,704

		16,729,204

Auto Parts & Equipment 3.9%
Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	11,016,074	9,628,049

	Principal Amount	Value
Auto Parts & Equipment (continued)
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), due 9/15/21 (b)(e)	$17,369,000	$17,455,845
Meritor, Inc. 6.25%, due 2/15/24	2,000,000	2,061,260
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	6,162,000	6,291,394
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	10,080,000	10,201,968
Titan International, Inc. 6.50%, due 11/30/23	2,000,000	1,920,000

		47,558,516

Building Materials 0.6%
Masonite International Corp. 5.625%, due 3/15/23 (e)	1,600,000	1,636,000
Summit Materials LLC / Summit Materials Finance Corp. 6.125%, due 7/15/23	5,390,000	5,484,325

		7,120,325

Chemicals 2.0%
Blue Cube Spinco LLC 9.75%, due 10/15/23	8,222,000	9,188,085
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	5,900,000	6,158,125
Olin Corp. 5.50%, due 8/15/22	3,400,000	3,553,000
PolyOne Corp. 5.25%, due 3/15/23	3,025,000	3,138,437
PQ Corp. 6.75%, due 11/15/22 (e)	1,904,000	1,970,640

		24,008,287

Coal 0.1%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (e)	1,000,000	1,035,000

Commercial Services 3.0%
Ashtead Capital, Inc. 5.625%, due 10/1/24 (e)	1,550,000	1,606,188
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (e)	4,015,000	3,573,350
IHS Markit, Ltd. 5.00%, due 11/1/22 (e)	6,630,000	6,946,914
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	3,200,000	3,264,000

10	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (e)	$5,845,000	$5,874,225
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	3,000,000	3,000,000
5.00%, due 4/15/22 (e)	6,330,000	6,288,095
Service Corp. International 5.375%, due 1/15/22	4,200,000	4,236,750
United Rentals North America, Inc. 4.625%, due 7/15/23	2,000,000	2,032,500

		36,822,022

Communications Equipment 0.3%
CommScope, Inc. 5.50%, due 3/1/24 (e)	3,380,000	3,525,763

Computers 0.5%
NCR Corp.
5.00%, due 7/15/22	3,000,000	3,003,750
5.875%, due 12/15/21	3,335,000	3,360,013

		6,363,763

Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co.
4.70%, due 5/19/21	1,775,000	1,810,500
4.70%, due 5/24/22	3,254,000	3,359,755

		5,170,255

Distribution & Wholesale 0.4%
LKQ Corp. 4.75%, due 5/15/23	5,055,000	5,092,913

Diversified Financial Services 3.2%
Credit Acceptance Corp. 6.125%, due 2/15/21	8,617,000	8,627,771
Jefferies Finance LLC / JFIN Co-Issuer Corp. (e)
6.875%, due 4/15/22	2,300,000	2,334,500
7.375%, due 4/1/20	1,000,000	1,002,000
7.50%, due 4/15/21	2,000,000	2,041,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	1,730,000	1,773,250
5.875%, due 8/1/21	4,990,000	5,083,563
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	7,675,000	7,924,437
Springleaf Finance Corp. 6.125%, due 3/15/24	2,500,000	2,637,500
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	7,100,000	7,337,282

		38,761,303

	Principal Amount	Value
Electric 0.9%
Aes Corp. 4.875%, due 5/15/23	$1,000,000	$1,015,560
Calpine Corp. (e)
5.875%, due 1/15/24	2,550,000	2,601,000
6.00%, due 1/15/22	3,394,000	3,427,940
GenOn Energy, Inc. / NRG Americas, Inc. 9.392% (6 Month LIBOR + 6.50%), due 12/1/23 (f)	1,673,202	1,660,653
NRG Energy, Inc. 6.25%, due 5/1/24	1,500,000	1,548,300

		10,253,453

Electrical Components & Equipment 0.4%
WESCO Distribution, Inc. 5.375%, due 12/15/21	4,540,000	4,585,400

Energy 0.1%
KeyStone Power Pass Through Holders 9.00%, due 12/1/23 (c)	810,709	818,816

Engineering & Construction 0.2%
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	1,180,000	1,246,375
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	1,000,000	980,000

		2,226,375

Entertainment 0.8%
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	1,000,000	1,075,000
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	8,080,000	8,181,000

		9,256,000

Food 1.9%
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)(g)	14,660,000	14,623,350
Ingles Markets, Inc. 5.75%, due 6/15/23	2,350,000	2,379,375
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	1,000,000	995,000
Land O’Lakes, Inc. 6.00%, due 11/15/22 (e)	1,200,000	1,236,000
TreeHouse Foods, Inc. 4.875%, due 3/15/22	3,500,000	3,526,250

		22,759,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper 0.3%
Mercer International, Inc.
6.50%, due 2/1/24	$1,740,000	$1,792,200
7.75%, due 12/1/22	2,040,000	2,116,500

		3,908,700

Gas 1.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	9,400,000	9,799,500
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (e)	5,125,000	5,125,000

		14,924,500

Health Care—Products 1.1%
Avanos Medical, Inc. 6.25%, due 10/15/22	7,610,000	7,771,712
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (e)	3,130,000	3,247,375
Teleflex, Inc. 5.25%, due 6/15/24	2,500,000	2,562,500

		13,581,587

Health Care—Services 5.0%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	7,410,000	7,484,100
Centene Corp. 5.625%, due 2/15/21	9,500,000	9,654,375
Encompass Health Corp.
5.125%, due 3/15/23	1,500,000	1,516,875
5.75%, due 11/1/24	1,000,000	1,013,750
HCA, Inc.
5.875%, due 5/1/23	9,255,000	9,926,913
6.50%, due 2/15/20	4,966,000	5,097,008
7.50%, due 2/15/22	17,000,000	18,700,000
7.50%, due 12/15/23	2,895,000	3,220,687
Molina Healthcare, Inc. 5.375%, due 11/15/22	1,800,000	1,878,750
Tenet Healthcare Corp. 6.00%, due 10/1/20	1,650,000	1,705,688

		60,198,146

Home Builders 3.9%
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (e)	7,472,000	7,490,680
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	2,100,000	2,140,950
Century Communities, Inc. 6.875%, due 5/15/22	4,805,000	4,889,087
Meritage Homes Corp. 7.00%, due 4/1/22	1,850,000	1,979,500

	Principal Amount	Value
Home Builders (continued)
New Home Co., Inc. 7.25%, due 4/1/22	$3,185,000	$2,882,425
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (e)	7,709,000	7,709,000
Taylor Morrison Communities, Inc. 6.625%, due 5/15/22	4,030,000	4,160,975
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21 (e)	13,060,000	13,068,097
Williams Scotsman International, Inc. 7.875%, due 12/15/22 (e)	2,495,000	2,613,513

		46,934,227

Household Products & Wares 1.4%
Prestige Brands, Inc. (e)
5.375%, due 12/15/21	9,264,000	9,321,900
6.375%, due 3/1/24	4,000,000	4,130,000
Spectrum Brands, Inc. 6.625%, due 11/15/22	3,645,000	3,726,283

		17,178,183

Insurance 0.4%
MGIC Investment Corp. 5.75%, due 8/15/23	4,000,000	4,290,000

Internet 2.1%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	8,171,000	8,436,557
Netflix, Inc.
5.375%, due 2/1/21	2,000,000	2,072,500
5.50%, due 2/15/22	6,300,000	6,622,875
5.75%, due 3/1/24	2,580,000	2,772,004
VeriSign, Inc. 4.625%, due 5/1/23	5,627,000	5,711,405

		25,615,341

Investment Company 1.1%
FS Energy & Power Fund 7.50%, due 8/15/23 (e)	12,900,000	13,322,088

Iron & Steel 0.1%
Allegheny Technologies, Inc. 5.95%, due 1/15/21	1,704,000	1,738,080

Leisure Time 1.3%
Brunswick Corp. 4.625%, due 5/15/21 (e)	5,190,000	5,189,222
Carlson Travel, Inc. 6.75%, due 12/15/23 (e)(g)	9,665,000	9,785,813

12	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Leisure Time (continued)
Vista Outdoor, Inc. 5.875%, due 10/1/23	$1,000,000	$920,000

		15,895,035

Lodging 1.0%
Boyd Gaming Corp. 6.875%, due 5/15/23	1,450,000	1,502,563
Choice Hotels International, Inc.
5.70%, due 8/28/20	2,490,000	2,561,587
5.75%, due 7/1/22	1,000,000	1,065,000
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	6,986,000	7,204,312

		12,333,462

Machinery—Diversified 0.8%
Briggs & Stratton Corp. 6.875%, due 12/15/20	3,425,000	3,536,313
Colfax Corp. 6.00%, due 2/15/24 (e)	6,150,000	6,388,312

		9,924,625

Media 6.2%
Cablevision Systems Corp. 5.875%, due 9/15/22	2,500,000	2,600,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	5,000,000	5,081,250
5.25%, due 3/15/21	6,200,000	6,231,000
5.25%, due 9/30/22	2,250,000	2,286,563
5.75%, due 1/15/24	7,750,000	7,943,750
CSC Holdings LLC 5.375%, due 7/15/23 (e)	3,925,000	4,013,313
DISH DBS Corp.
5.875%, due 7/15/22	3,000,000	2,927,100
6.75%, due 6/1/21	12,600,000	12,992,962
7.875%, due 9/1/19	1,540,000	1,559,250
Quebecor Media, Inc. 5.75%, due 1/15/23	6,920,000	7,214,100
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (a)(c)(d)(h)	3,000,000	3,157,500
Videotron, Ltd. 5.00%, due 7/15/22	5,869,000	6,108,345
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	12,477,000	12,851,310

		74,966,443

Metal Fabricate & Hardware 2.0%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	15,506,000	15,157,115

	Principal Amount	Value
Metal Fabricate & Hardware (continued)
Novelis Corp. 6.25%, due 8/15/24 (e)	$8,069,000	$8,401,846

		23,558,961

Mining 1.4%
Constellium N.V. 5.75%, due 5/15/24 (e)	1,700,000	1,738,250
First Quantum Minerals, Ltd. (e)
7.00%, due 2/15/21	268,000	272,858
7.25%, due 5/15/22	3,000,000	3,033,750
7.25%, due 4/1/23	1,766,000	1,749,223
Freeport McMoRan, Inc. 6.875%, due 2/15/23	4,550,000	4,800,250
Hecla Mining Co. 6.875%, due 5/1/21	3,125,000	3,128,906
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	2,000,000	2,120,000

		16,843,237

Miscellaneous—Manufacturing 1.3%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	6,080,000	6,118,000
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	3,485,000	3,415,300
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	6,616,000	6,616,000

		16,149,300

Oil & Gas 5.5%
Antero Resources Corp. 5.375%, due 11/1/21	1,000,000	1,007,500
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (e)	3,546,000	3,874,005
California Resources Corp. 8.00%, due 12/15/22 (e)	3,899,000	2,963,240
Callon Petroleum Co. 6.125%, due 10/1/24	2,000,000	2,054,400
CNX Resources Corp. 5.875%, due 4/15/22	3,617,000	3,598,915
Continental Resources, Inc. 5.00%, due 9/15/22	1,900,000	1,915,523
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (e)	2,000,000	2,200,000
Gulfport Energy Corp. 6.625%, due 5/1/23	3,460,000	3,330,250
Murphy Oil USA, Inc. 6.00%, due 8/15/23	4,500,000	4,606,875
Newfield Exploration Co. 5.75%, due 1/30/22	5,652,000	6,021,971

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Parsley Energy LLC / Parsley Finance Corp. 6.25%, due 6/1/24 (e)	$1,000,000	$1,037,500
PBF Holding Co. LLC / PBF Finance Corp. 7.00%, due 11/15/23	4,686,000	4,820,723
PDC Energy, Inc. 6.125%, due 9/15/24	2,000,000	2,030,000
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (a)(b)(c)(d)	690,989	552,791
QEP Resources, Inc. 5.375%, due 10/1/22	1,000,000	983,750
Range Resources Corp.
5.75%, due 6/1/21	5,330,000	5,488,394
5.875%, due 7/1/22	7,020,000	7,098,975
Rex Energy Corp. (Escrow Claim) 8.00%, due 10/1/20 (c)(h)(i)	7,906,000	96,453
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	6,182,468	6,561,144
Transocean Guardian, Ltd. 5.875%, due 1/15/24 (e)	567,000	581,175
Ultra Resources, Inc. 6.875%, due 4/15/22 (e)	4,455,000	1,447,875
Whiting Petroleum Corp. 5.75%, due 3/15/21	1,000,000	1,024,700
WPX Energy, Inc. 6.00%, due 1/15/22	3,583,000	3,726,320

		67,022,479

Oil & Gas Services 0.7%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	6,040,000	5,677,600
Nine Energy Service, Inc. 8.75%, due 11/1/23 (e)	2,375,000	2,452,188

		8,129,788

Packaging & Containers 0.4%
OI European Group B.V. 4.00%, due 3/15/23 (e)	5,030,000	4,954,550

Pharmaceuticals 0.5%
Bausch Health Cos., Inc. 6.50%, due 3/15/22 (e)	3,895,000	4,031,325
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 5.875%, due 10/15/24 (e)	2,500,000	2,481,250

		6,512,575

	Principal Amount	Value
Pipelines 1.8%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19	$1,911,000	$1,927,576
6.25%, due 10/15/22	373,000	383,258
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (e)	1,000,000	1,042,780
NGPL PipeCo LLC 4.375%, due 8/15/22 (e)	5,565,000	5,704,125
NuStar Logistics, L.P. 6.75%, due 2/1/21	2,950,000	3,068,000
Ruby Pipeline LLC 6.00%, due 4/1/22 (e)	2,915,152	2,859,695
SemGroup Corp. / Rose Rock Finance Corp. 5.625%, due 7/15/22	4,100,000	4,064,125
5.625%, due 11/15/23	1,000,000	950,000
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 6.75%, due 3/15/24	2,000,000	2,087,500

		22,087,059

Real Estate 1.3%
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	2,300,000	2,323,000
Newmark Group, Inc. 6.125%, due 11/15/23	9,000,000	9,445,463
Realogy Group LLC / Realogy Co-Issuer Corp. 5.25%, due 12/1/21 (e)	3,750,000	3,778,125

		15,546,588

Real Estate Investment Trusts 5.0%
Equinix, Inc.
5.375%, due 1/1/22	22,285,000	22,842,125
5.375%, due 4/1/23	8,800,000	8,984,360
5.75%, due 1/1/25	3,500,000	3,631,250
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 5.625%, due 5/1/24	10,956,000	11,490,105
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	2,500,000	2,556,250
RHP Hotel Properties, L.P. / RHP Finance Corp. 5.00%, due 4/15/21	6,692,000	6,700,365
Starwood Property Trust, Inc. 5.00%, due 12/15/21	4,255,000	4,345,419

		60,549,874

14	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail 2.2%
1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (e)	$2,850,000	$2,858,906
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	1,000,000	1,035,000
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	5,150,000	5,227,250
Group 1 Automotive, Inc.
5.00%, due 6/1/22	4,300,000	4,359,125
5.25%, due 12/15/23 (e)	2,000,000	2,050,000
KGA Escrow, LLC 7.50%, due 8/15/23 (e)	4,785,000	4,940,513
Rite Aid Corp. 6.125%, due 4/1/23 (e)	5,105,000	4,339,250
Sonic Automotive, Inc. 5.00%, due 5/15/23	1,800,000	1,791,000

		26,601,044

Software 1.6%
CDK Global, Inc. 5.00%, due 10/15/24	1,000,000	1,035,820
Open Text Corp. 5.625%, due 1/15/23 (e)	10,930,000	11,203,250
PTC, Inc. 6.00%, due 5/15/24	6,301,000	6,600,297

		18,839,367

Telecommunications 8.5%
CenturyLink, Inc.
5.80%, due 3/15/22	8,450,000	8,683,114
6.45%, due 6/15/21	3,000,000	3,127,500
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	5,630,000	5,714,450
Frontier Communications Corp. 10.50%, due 9/15/22	8,000,000	5,840,000
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	3,255,000	3,474,712
Inmarsat Finance PLC (e)
4.875%, due 5/15/22	10,000,000	10,100,000
6.50%, due 10/1/24	1,800,000	1,890,000
Level 3 Financing, Inc.
5.375%, due 8/15/22	2,900,000	2,910,875
5.625%, due 2/1/23	2,650,000	2,676,500
6.125%, due 1/15/21	1,750,000	1,756,563
Sprint Communications, Inc.
7.00%, due 3/1/20 (e)	11,130,000	11,436,075
9.25%, due 4/15/22	5,000,000	5,787,500
Sprint Corp. 7.875%, due 9/15/23	13,800,000	14,375,460

	Principal Amount	Value
Telecommunications (continued)
T-Mobile USA, Inc.
4.00%, due 4/15/22 (g)	$6,045,000	$6,105,450
6.00%, due 3/1/23	6,005,000	6,177,644
6.50%, due 1/15/24	12,529,000	12,967,515

		103,023,358

Transportation 0.4%
XPO Logistics, Inc. 6.50%, due 6/15/22 (e)	4,125,000	4,217,813

Trucking & Leasing 0.5%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	5,550,000	5,702,625

Total Corporate Bonds (Cost $975,685,056)		974,386,749

Loan Assignments 11.8%
Advertising 0.6%
Lamar Media Corp. 2018 Term Loan B 4.25% (1 Month LIBOR + 1.75%), due 3/14/25 (f)	7,425,000	7,429,641

Auto Parts & Equipment 0.6%
Altra Industrial Motion Corp. 2018 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 10/1/25 (f)	2,671,600	2,664,921
Dealer Tire LLC 2018 Term Loan B 7.983% (1 Month LIBOR + 5.50%), due 12/12/25 (f)	1,850,000	1,847,688
Panther BF Aggregator 2, L.P. Term Loan B TBD, due 3/18/26 (c)(f)	2,500,000	2,506,250

		7,018,859

Banks 0.9%
Jane Street Group LLC 2018 Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 8/25/22 (f)	10,732,460	10,712,336

Broadcast Services and Programming 0.2%
Midcontinent Communications New Term Loan B 4.487% (1 Month LIBOR + 2.00%), due 12/31/23 (f)	2,989,118	2,979,777

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Distribution & Wholesale 0.2%
Beacon Roofing Supply, Inc. 2017 Term Loan B 4.734% (1 Month LIBOR + 2.25%), due 1/2/25 (f)	$1,980,000	$1,964,324

Diversified/Conglomerate Service 0.5%
WEX, Inc. 2017 Term Loan B2 4.733% (1 Month LIBOR + 2.25%), due 6/30/23 (c)(f)	6,583,077	6,589,660

Electronics 0.2%
Infor (U.S.), Inc. Term Loan B6 5.233% (1 Month LIBOR + 2.75%), due 2/1/22 (f)	2,000,000	1,998,750
Resideo Funding, Inc. Term Loan B 4.61% (3 Month LIBOR + 2.00%), due 10/24/25 (f)	997,500	997,084

		2,995,834

Entertainment 0.6%
Churchill Downs, Inc. 2017 Term Loan B 4.49% (1 Month LIBOR + 2.00%), due 12/27/24 (f)	3,950,000	3,947,531
NAI Entertainment Holdings LLC Term Loan B 4.99% (1 Month LIBOR + 2.50%), due 5/8/25 (f)	3,781,000	3,762,095

		7,709,626

Healthcare, Education & Childcare 0.7%
Catalent Pharma Solutions, Inc. USD Term Loan B TBD, due 5/20/24 (f)	3,000,000	2,994,843
Jaguar Holding Co. II 2018 Term Loan 4.983% (1 Month LIBOR + 2.50%), due 8/18/22 (c)(f)	4,987,047	4,954,097

		7,948,940

Hotels, Motels, Inns & Gaming 0.6%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.483% (1 Month LIBOR + 2.00%), due 11/30/23 (f)	6,648,112	6,641,876

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 3/21/25 (f)	$598,458	$597,710

		7,239,586

Household Products & Wares 0.2%
Prestige Brands, Inc. Term Loan B4 4.483% (1 Month LIBOR + 2.00%), due 1/26/24 (f)	2,171,518	2,161,746

Insurance 0.6%
USI, Inc. 2017 Repriced Term Loan 5.601% (3 Month LIBOR + 3.00%), due 5/16/24 (f)	6,935,696	6,868,073

Internet 0.1%
Match Group, Inc. 2017 Term Loan B 5.044% (2 Month LIBOR + 2.50%), due 11/16/22 (f)	612,500	612,500

Investment Company 0.1%
Global Business Travel Holdings, Ltd. 2018 Term Loan B 5.188% (3 Month LIBOR + 2.50%), due 8/13/25 (f)	1,492,500	1,492,500

Iron & Steel 0.4%
Big River Steel LLC Term Loan B 7.601% (3 Month LIBOR + 5.00%), due 8/23/23 (f)	4,550,949	4,568,016

Media 0.7%
Charter Communications Operating LLC 2017 Term Loan B 4.49% (1 Month LIBOR + 2.00%), due 4/30/25 (f)	6,221,250	6,234,178
Meredith Corp. 2018 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 1/31/25 (f)	2,521,722	2,528,026

		8,762,204

16	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Metal Fabricate & Hardware 0.2%
Neenah Foundry Co. (a)(f) 2017 Term Loan 9.041% (2 Month LIBOR + 6.50%), due 12/13/22	$1,665,326	$1,632,019
9.059% (2 Month LIBOR + 6.50%), due 12/13/22	1,404,021	1,375,941

		3,007,960

Oil & Gas 0.6%
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 3/2/20 (c)(d)	2,935,847	2,935,847
Prairie ECI Acquiror, L.P. Term Loan B 7.366% (3 Month LIBOR + 4.75%), due 3/11/26 (c)(f)	4,500,000	4,542,188

		7,478,035

Retail 0.4%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.733% (1 Month LIBOR + 2.25%), due 2/16/24 (f)	997,455	994,546
KFC Holding Co. 2018 Term Loan B 4.23% (1 Month LIBOR + 1.75%), due 4/3/25 (f)	3,430,350	3,429,492

		4,424,038

Retail Stores 1.5%
Bass Pro Group LLC Term Loan B 7.483% (1 Month LIBOR + 5.00%), due 9/25/24 (f)	18,099,942	18,054,692

Semiconductors 0.4%
Micron Technology, Inc. Term Loan 4.24% (1 Month LIBOR + 1.75%), due 4/26/22 (f)	4,864,937	4,846,694

Software 1.3%
Ascend Learning LLC 2017 Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 7/12/24 (f)	6,562,217	6,529,406
Donnelley Financial Solutions, Inc. 2017 Term Loan B 5.474% (1 Month LIBOR + 3.00%), due 10/2/23 (f)	725,000	719,562

	Principal Amount	Value
Software (continued)
Press Ganey Holdings, Inc. 2018 1st Lien Term Loan 5.233% (1 Month LIBOR + 2.75%), due 10/23/23 (f)	$492,443	$492,033
RP Crown Parent LLC 2016 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 10/12/23 (f)	7,463,166	7,453,837

		15,194,838

Telecommunications 0.2%
CommScope, Inc. 2019 Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 4/6/26 (f)	3,000,000	3,023,250

Total Loan Assignments (Cost $142,697,991)		143,083,129

Total Long-Term Bonds (Cost $1,129,924,000)		1,127,044,065

	Shares
Common Stocks 0.6%
Auto Parts & Equipment 0.0%‡
Exide Technologies (a)(c)(d)(h)(j)	256,017	399,387

Independent Power & Renewable Electricity Producers 0.3%
GenOn Energy, Inc. (d)	20,915	2,928,100
PetroQuest Energy, Inc. (a)(c)(d)(j)	94,873	203,976

		3,132,076

Oil, Gas & Consumable Fuels 0.3%
Talos Energy, Inc. (j)	130,766	3,883,750

Total Common Stocks (Cost $7,686,760)		7,415,213

Short-Term Investment 5.1%
Unaffiliated Investment Company 5.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.37% (k)	62,051,120	62,051,120

Total Short-Term Investment (Cost $62,051,120)		62,051,120

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Investment of Cash Collateral For Securities Loaned 0.3%
Unaffiliated Investment Company 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio 2.51% (k)	2,887,398	$2,887,398

Total Investment of Cash Collateral For Securities Loaned (Cost $2,887,398)		2,887,398

Total Investments (Cost $1,202,549,278)	99.2%	1,199,397,796
Other Assets, Less Liabilities	0.8	9,494,842
Net Assets	100.0%	$1,208,892,638

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)

Illiquid security—As of April 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $37,559,946, which represented 3.1% of the Fund’s net assets.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2019, the total market value of fair valued securities was $20,980,582, which represented 1.7% of the Fund’s net assets.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

(g)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $2,829,803 and the Fund received cash collateral with a value of $2,887,398 (See Note 2(H)).

(h)	Restricted security.

(i)	Issue in non-accrual status.

(j)	Non-income producing security.

(k)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$8,399,255	$1,174,932	$9,574,187
Corporate Bonds (c)	—	961,048,409	13,338,340	974,386,749
Loan Assignments (d)	—	140,075,169	3,007,960	143,083,129

Total Long-Term Bonds	—	1,109,522,833	17,521,232	1,127,044,065

Common Stocks (e)	3,883,750	2,928,100	603,363	7,415,213
Short-Term Investment
Unaffiliated Investment Company	62,051,120	—	—	62,051,120
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	2,887,398	—	—	2,887,398

Total Investments in Securities	$68,822,268	$1,112,450,933	$18,124,595	$1,199,397,796

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,174,932 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)

The Level 3 securities valued at $9,628,049, $3,157,500, and $552,791 are held in Auto Parts & Equipment, Media, and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)

The Level 3 security valued at $3,007,960 is held in Metal Fabricate & Hardware within the Loan Assignments section of the Portfolio of Investments, which was valued by a pricing service without adjustment.

(e)

The Level 3 securities valued at $399,387, and $203,976 are held in Auto Parts & Equipment, and Independent Power & Renewable Electricity Producers, respectively, within the Common Stocks section of the Portfolio of Investments.

18	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (b)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019 (c)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$1,796,517	$19,856	$—	$(765,216)	$123,775	(a)	$—	$—	$—	$1,174,932	$(765,216)
Corporate Bonds
Auto Parts & Equipment	9,557,908	92,456	—	(394,840)	372,525	(a)	—	—	—	9,628,049	(394,840)
Media	3,172,500	2,416	—	(17,416)	—		—	—	—	3,157,500	(17,416)
Oil & Gas	—	(44,012)	—	(925,159)	1,521,962		—	—	—	552,791	(925,159)
Loan Assignments
Metal Fabricate & Hardware	3,335,062	3,177	2,394	(33,270)	—		(299,403)	—	—	3,007,960	(33,270)
Common Stock
Auto Parts & Equipment	796,213	—	—	(396,826)	—		—	—	—	399,387	(396,826)
Independent Power & Renewable Electricity Producers	—	—	—	(243,752)	447,728		—	—	—	203,976	(243,752)

Total	$18,658,200	$73,893	$2,394	$(2,776,479)	$2,465,990		$(299,403)	$—	$—	$18,124,595	$(2,776,479)

(a)	Purchases include PIK securities.

(b)	Sales include principal reductions.

(c)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,202,549,278) including securities on loan of $2,829,803	$1,199,397,796
Receivables:
Dividends and interest	16,951,038
Fund shares sold	6,228,873
Investment securities sold	5,550,496
Securities lending income	888
Other assets	93,111

Total assets	1,228,222,202

Liabilities
Payables:
Investment securities purchased	12,308,250
Collateral received for securities on loan	2,887,398
Fund shares redeemed	2,553,944
Manager (See Note 3)	666,691
Transfer agent (See Note 3)	237,415
NYLIFE Distributors (See Note 3)	77,590
Shareholder communication	50,202
Professional fees	44,691
Custodian	5,552
Trustees	1,741
Accrued expenses	5,200
Dividend payable	490,890

Total liabilities	19,329,564

Net assets	$1,208,892,638

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$122,399
Additional paid-in capital	1,218,694,022

1,218,816,421
Total distributable earnings (loss)	(9,923,783)

Net assets	$1,208,892,638

Class A
Net assets applicable to outstanding shares	$182,199,344

Shares of beneficial interest outstanding	18,449,302

Net asset value per share outstanding	$9.88
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.19

Investor Class
Net assets applicable to outstanding shares	$6,900,801

Shares of beneficial interest outstanding	698,754

Net asset value per share outstanding	$9.88
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.19

Class C
Net assets applicable to outstanding shares	$48,228,006

Shares of beneficial interest outstanding	4,885,695

Net asset value and offering price per share outstanding	$9.87

Class I
Net assets applicable to outstanding shares	$971,287,095

Shares of beneficial interest outstanding	98,337,583

Net asset value and offering price per share outstanding	$9.88

Class R2
Net assets applicable to outstanding shares	$86,224

Shares of beneficial interest outstanding	8,734

Net asset value and offering price per share outstanding	$9.87

Class R3
Net assets applicable to outstanding shares	$191,168

Shares of beneficial interest outstanding	19,355

Net asset value and offering price per share outstanding	$9.88

20	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$28,701,127
Dividends	36,536
Securities lending	16,010

Total income	28,753,673

Expenses
Manager (See Note 3)	3,405,902
Transfer agent (See Note 3)	609,634
Distribution/Service—Class A (See Note 3)	218,264
Distribution/Service—Investor Class (See Note 3)	7,904
Distribution/Service—Class C (See Note 3)	235,485
Distribution/Service—Class R2 (See Note 3)	90
Distribution/Service—Class R3 (See Note 3)	332
Registration	85,271
Professional fees	59,829
Shareholder communication	45,693
Custodian	15,875
Trustees	12,338
Shareholder service (See Note 3)	103
Miscellaneous	25,190

Total expenses before waiver/reimbursement	4,721,910
Expense waiver/reimbursement from Manager (See Note 3)	(54,644)

Net expenses	4,667,266

Net investment income (loss)	24,086,407

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,114,687)
Net change in unrealized appreciation (depreciation) on investments	13,951,197

Net realized and unrealized gain (loss) on investments	12,836,510

Net increase (decrease) in net assets resulting from operations	$36,922,917

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,086,407	$47,406,701
Net realized gain (loss) on investments	(1,114,687)	723,276
Net change in unrealized appreciation (depreciation) on investments	13,951,197	(22,964,656)

Net increase (decrease) in net assets resulting from operations	36,922,917	25,165,321

Distributions to shareholders:
Class A	(3,898,801)	(16,108,031)
Investor Class	(140,705)	(234,855)
Class C	(866,323)	(1,630,404)
Class I	(19,593,567)	(29,629,116)
Class R2	(1,596)	(3,439)
Class R3	(2,877)	(2,711)

Total distributions to shareholders	(24,503,869)	(47,608,556)

Capital share transactions:
Net proceeds from sale of shares	441,483,746	657,625,799
Net asset value of shares issued to shareholders in reinvestment of dividends	21,755,614	43,342,506
Cost of shares redeemed	(273,167,517)	(697,272,323)

Increase (decrease) in net assets derived from capital share transactions	190,071,843	3,695,982

Net increase (decrease) in net assets	202,490,891	(18,747,253)

Net Assets
Beginning of period	1,006,401,747	1,025,149,000

End of period	$1,208,892,638	$1,006,401,747

22	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.76	$9.96	$9.90	$9.77	$10.01	$10.09

Net investment income (loss)	0.21	0.42	0.42	0.50	0.46	0.46

Net realized and unrealized gain (loss) on investments	0.13	(0.21)	0.06	0.13	(0.23)	(0.07)

Total from investment operations	0.34	0.21	0.48	0.63	0.23	0.39

Less dividends and distributions:

From net investment income	(0.22)	(0.41)	(0.42)	(0.50)	(0.46)	(0.45)

From net realized gain on investments	—	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.22)	(0.41)	(0.42)	(0.50)	(0.47)	(0.47)

Net asset value at end of period	$9.88	$9.76	$9.96	$9.90	$9.77	$10.01

Total investment return (a)	3.50%	2.09%	4.90%	6.79%	2.36%	3.98%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.44%††	4.06%	4.18%	5.29%	4.70%	4.58%

Net expenses (b)	1.05%††	1.05%	1.04%	1.02%	1.00%	1.01%

Expenses (before waiver/reimbursement) (b)	1.06%††	1.07%	1.04%	1.02%	1.00%	1.01%

Portfolio turnover rate	10%	62%	57%	50%	54%	65%

Net assets at end of period (in 000’s)	$182,200	$180,140	$341,056	$163,500	$75,869	$71,206

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.76	$9.96	$9.90	$9.77	$10.02	$10.09

Net investment income (loss)	0.21	0.40	0.41	0.49	0.45	0.44

Net realized and unrealized gain (loss) on investments	0.12	(0.20)	0.06	0.13	(0.24)	(0.05)

Total from investment operations	0.33	0.20	0.47	0.62	0.21	0.39

Less dividends and distributions:

From net investment income	(0.21)	(0.40)	(0.41)	(0.49)	(0.45)	(0.44)

From net realized gain on investments	—	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.21)	(0.40)	(0.41)	(0.49)	(0.46)	(0.46)

Net asset value at end of period	$9.88	$9.76	$9.96	$9.90	$9.77	$10.02

Total investment return (a)	3.48%	2.05%	4.82%	6.67%	2.14%	3.97%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.39%††	4.03%	4.16%	5.18%	4.59%	4.48%

Net expenses (b)	1.10%††	1.09%	1.11%	1.13%	1.12%	1.12%

Expenses (before waiver/reimbursement) (b)	1.11%††	1.11%	1.11%	1.13%	1.12%	1.12%

Portfolio turnover rate	10%	62%	57%	50%	54%	65%

Net assets at end of period (in 000’s)	$6,901	$6,193	$5,564	$6,044	$4,525	$2,940

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.76	$9.96	$9.90	$9.76	$10.01	$10.09

Net investment income (loss)	0.18	0.32	0.34	0.42	0.39	0.37

Net realized and unrealized gain (loss) on investments	0.11	(0.19)	0.05	0.14	(0.25)	(0.06)

Total from investment operations	0.29	0.13	0.39	0.56	0.14	0.31

Less dividends and distributions:

From net investment income	(0.18)	(0.33)	(0.33)	(0.42)	(0.38)	(0.37)

From net realized gain on investments	—	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.18)	(0.33)	(0.33)	(0.42)	(0.39)	(0.39)

Net asset value at end of period	$9.87	$9.76	$9.96	$9.90	$9.76	$10.01

Total investment return (a)	2.99%	1.29%	4.04%	5.99%	1.37%	3.12%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.64%††	3.28%	3.42%	4.43%	3.83%	3.73%

Net expenses (b)	1.85%††	1.84%	1.86%	1.88%	1.87%	1.87%

Expenses (before waiver/reimbursement) (b)	1.86%††	1.86%	1.86%	1.88%	1.87%	1.87%

Portfolio turnover rate	10%	62%	57%	50%	54%	65%

Net assets at end of period (in 000’s)	$48,228	$48,415	$51,738	$51,063	$38,884	$39,106

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.76	$9.97	$9.90	$9.77	$10.02	$10.09

Net investment income (loss)	0.23	0.43	0.44	0.53	0.48	0.49

Net realized and unrealized gain (loss) on investments	0.12	(0.21)	0.07	0.13	(0.23)	(0.06)

Total from investment operations	0.35	0.22	0.51	0.66	0.25	0.43

Less dividends and distributions:

From net investment income	(0.23)	(0.43)	(0.44)	(0.53)	(0.49)	(0.48)

From net realized gain on investments	—	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.23)	(0.43)	(0.44)	(0.53)	(0.50)	(0.50)

Net asset value at end of period	$9.88	$9.76	$9.97	$9.90	$9.77	$10.02

Total investment return (a)	3.63%	2.26%	5.27%	7.05%	2.51%	4.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.69%††	4.31%	4.46%	5.53%	4.96%	4.85%

Net expenses (b)	0.80%††	0.80%	0.79%	0.77%	0.75%	0.76%

Expenses (before waiver/reimbursement) (b)	0.81%††	0.82%	0.79%	0.77%	0.75%	0.76%

Portfolio turnover rate	10%	62%	57%	50%	54%	65%

Net assets at end of period (in 000’s)	$971,287	$771,533	$626,617	$431,040	$389,912	$285,259

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

24	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.76	$9.96	$9.90	$9.77	$10.01	$10.09

Net investment income (loss)	0.21	0.39	0.41	0.47	0.44	0.46

Net realized and unrealized gain (loss) on investments	0.11	(0.20)	0.06	0.16	(0.22)	(0.08)

Total from investment operations	0.32	0.19	0.47	0.63	0.22	0.38

Less dividends and distributions:

From net investment income	(0.21)	(0.39)	(0.41)	(0.50)	(0.45)	(0.44)

From net realized gain on investments	—	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.21)	(0.39)	(0.41)	(0.50)	(0.46)	(0.46)

Net asset value at end of period	$9.87	$9.76	$9.96	$9.90	$9.77	$10.01

Total investment return (a)	3.35%	1.99%	4.80%	6.69%	2.26%	3.87%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.35%††	3.97%	4.14%	5.19%	4.60%	4.48%

Net expenses (b)	1.15%††	1.15%	1.14%	1.12%	1.10%	1.11%

Expenses (before waiver/reimbursement) (b)	1.16%††	1.17%	1.14%	1.12%	1.10%	1.11%

Portfolio turnover rate	10%	62%	57%	50%	54%	65%

Net assets at end of period (in 000’s)	$86	$63	$119	$111	$55	$49

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*		2018	2017	2016

Net asset value at beginning of period	$9.76		$9.97	$9.91	$9.23

Net investment income (loss)	0.20		0.37	0.38	0.32

Net realized and unrealized gain (loss) on investments	0.12		(0.21)	0.06	0.67

Total from investment operations	0.32		0.16	0.44	0.99

Less dividends:

From net investment income	(0.20)		(0.37)	(0.38)	(0.31)

Net asset value at end of period	$9.88		$9.76	$9.97	$9.91

Total investment return (a)	3.33%		1.61%	4.54%	10.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.07	%††	3.72%	3.86%	4.84	%††

Net expenses (b)	1.40	%††	1.40%	1.39%	1.37	%††

Expenses (before reimbursement/waiver) (b)	1.41	%††	1.42%	1.39%	1.37	%††

Portfolio turnover rate	10%		62%	57%	50%

Net assets at end of period (in 000’s)	$191		$58	$55	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. The inception date for Class A, Class I, Investor, Class C and Class R2 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

26	MainStay MacKay Short Duration High Yield Fund

framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a

27

Notes to Financial Statements (Unaudited) (continued)

delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/19*	Valuation Technique	Unobservable Inputs	Inputs/Range

Convertible Bonds	$1,174,932	Market Approach	50% As-Converted Component: Enterprise Value	$873.6m–$995.2m

			50% Converage Analysis Component: Enterprise Value	$873.6m–$995.2m

			Implied Recovery to First Lien Term Loan	100.00%

Corporate Bonds	9,628,049	Income Approach	Estimated Yield to Maturity	18.06%

			Spread Adjustment	4.78%

	552,791	Market Approach	Asset Coverage at $50 Crude, $3.00 Natural Gas	$1.07

			PIK Discount Spread	3.00%

Common Stocks	399,387	Market Approach	Estimated Enterprise Value	$873.6m–$995.2m

			Estimated Volatility	25.00%

	203,976	Market Approach	Implied Equity Value	$29mm

			Liquidity Discount	25.00%

	$11,959,135

*

The table above does not include Level 3 investments that were valued by brokers without adjustment. As of April 30, 2019, the value of these investments were $6,165,460. The inputs for these investments were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within

28	MainStay MacKay Short Duration High Yield Fund

the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.   The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2019, the Fund did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which

29

Notes to Financial Statements (Unaudited) (continued)

may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $2,829,803 and the Fund received cash collateral with a value of $2,887,398.

(I)  High-Yield Securities Risk.  The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields”

or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $3,405,902 and waived its fees and/or reimbursed expenses in the amount of $54,644.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class

30	MainStay MacKay Short Duration High Yield Fund

and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$36
Class R3	67

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $17,785 and 1,383, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $25,740, $51 and $8,753, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$100,935
Investor Class	5,334
Class C	39,734
Class I	463,522
Class R2	40
Class R3	69

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$5,290,692	2.9%
Class R2	32,662	37.9
Class R3	30,410	15.9

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,202,713,405	$10,678,501	$(13,994,110)	$(3,315,609)

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $4,973,499 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$1,934	$3,040

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$47,608,556

Note 5–Restricted Securities

Restricted securities, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

31

Notes to Financial Statements (Unaudited) (continued)

As of April 30, 2019, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	04/30/19 Value	Percent of Net Assets

Exide Technologies Common Stock	4/30/17-5/24/17	256,017	$174,105	$399,387	0.0	%‡
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$3,000,000	2,958,857	3,157,500	0.3
Rex Energy Corp. (Escrow Claim) Corporate Bond 8.00%, due 10/1/20	10/3/18	$7,906,000	—	96,453	0.0	‡
Total			$3,132,962	$3,653,340	0.3%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $271,323 and $104,686, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	4,453,792	$43,404,023
Shares issued to shareholders in reinvestment of dividends and distributions	370,957	3,614,001
Shares redeemed	(4,867,107)	(47,399,975)

Net increase (decrease) in shares outstanding before conversion	(42,358)	(381,951)
Shares converted into Class A (See Note 1)	61,878	605,796
Shares converted from Class A (See Note 1)	(22,082)	(217,535)

Net increase (decrease)	(2,562)	$6,310

Year ended October 31, 2018:
Shares sold	25,894,039	$256,208,671
Shares issued to shareholders in reinvestment of dividends and distributions	1,580,107	15,587,358
Shares redeemed	(43,346,822)	(426,644,574)

Net increase (decrease) in shares outstanding before conversion	(15,872,676)	(154,848,545)
Shares converted into Class A (See Note 1)	136,384	1,348,416
Shares converted from Class A (See Note 1)	(38,627)	(381,962)

Net increase (decrease)	(15,774,919)	$(153,882,091)

32	MainStay MacKay Short Duration High Yield Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	123,509	$1,207,648
Shares issued to shareholders in reinvestment of dividends and distributions	14,013	136,546
Shares redeemed	(61,117)	(597,374)

Net increase (decrease) in shares outstanding before conversion	76,405	746,820
Shares converted into Investor Class (See Note 1)	30,510	300,133
Shares converted from Investor Class (See Note 1)	(42,506)	(415,369)

Net increase (decrease)	64,409	$631,584

Year ended October 31, 2018:
Shares sold	245,454	$2,425,883
Shares issued to shareholders in reinvestment of dividends and distributions	22,987	226,631
Shares redeemed	(94,815)	(938,623)

Net increase (decrease) in shares outstanding before conversion	173,626	1,713,891
Shares converted into Investor Class (See Note 1)	38,627	381,962
Shares converted from Investor Class (See Note 1)	(136,384)	(1,348,416)

Net increase (decrease)	75,869	$747,437

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	730,923	$7,116,490
Shares issued to shareholders in reinvestment of dividends and distributions	79,054	769,760
Shares redeemed	(855,927)	(8,324,252)

Net increase (decrease) in shares outstanding before conversion	(45,950)	(438,002)
Shares converted from Class C (See Note 1)	(29,690)	(291,461)

Net increase (decrease)	(75,640)	$(729,463)

Year ended October 31, 2018:
Shares sold	1,157,573	$11,438,316
Shares issued to shareholders in reinvestment of dividends and distributions	147,181	1,450,627
Shares redeemed	(1,532,473)	(15,154,346)

Net increase (decrease) in shares outstanding before conversion	(227,719)	(2,265,403)
Shares converted from Class C (See Note 1)	(5,962)	(58,949)

Net increase (decrease)	(233,681)	$(2,324,352)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	39,856,015	$389,546,588
Shares issued to shareholders in reinvestment of dividends and distributions	1,767,053	17,230,834
Shares redeemed	(22,305,177)	(216,783,885)

Net increase (decrease) in shares outstanding before conversion	19,317,891	189,993,537
Shares converted into Class I (See Note 1)	1,868	18,436

Net increase (decrease)	19,319,759	$190,011,973

Year ended October 31, 2018:
Shares sold	39,217,400	$387,350,977
Shares issued to shareholders in reinvestment of dividends and distributions	2,644,211	26,071,740
Shares redeemed	(25,724,314)	(254,276,517)

Net increase (decrease) in shares outstanding before conversion	16,137,297	159,146,200
Shares converted into Class I (See Note 1)	5,955	58,949

Net increase (decrease)	16,143,252	$159,205,149

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,128	$20,773
Shares issued to shareholders in reinvestment of dividends and distributions	164	1,596
Shares redeemed	(3)	(31)

Net increase (decrease)	2,289	$22,338

Year ended October 31, 2018:
Shares issued to shareholders in reinvestment of dividends and distributions	349	3,439
Shares redeemed	(5,844)	(57,810)

Net increase (decrease)	(5,495)	$(54,371)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	19,475	$188,224
Shares issued to shareholders in reinvestment of dividends and distributions	294	2,877
Shares redeemed	(6,359)	(62,000)

Net increase (decrease)	13,410	$129,101

Year ended October 31, 2018:
Shares sold	20,462	$201,952
Shares issued to shareholders in reinvestment of dividends and distributions	275	2,711
Shares redeemed	(20,318)	(200,453)

Net increase (decrease)	419	$4,210

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure

33

Notes to Financial Statements (Unaudited) (continued)

Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay MacKay Short Duration High Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

36	MainStay MacKay Short Duration High Yield Fund

Fund’s investment performance as well as discussions between the Fund’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund performed favorably relative to the Fund’s benchmark index and peer funds for the recent period and in line with or underperformed its peer funds over longer-term periods. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

38	MainStay MacKay Short Duration High Yield Fund

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

40	MainStay MacKay Short Duration High Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1739387 MS065-19	MSSHY10-06/19 (NYLIM) NL232

MainStay MacKay Total Return Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	0.27 5.00%	–0.36 4.33%	1.02 1.96%	3.55 4.02%	0.90 0.90%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.27 4.99	–0.43 4.26	1.00 1.93	3.47 3.95	1.05 1.05
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–0.48 4.52	–1.60 3.40	0.79 1.16	3.16 3.16	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	3.51 4.51	2.39 3.39	1.16 1.16	3.16 3.16	1.80 1.80
Class I Shares	No Sales Charge		1/2/1991	5.15	4.65	2.31	4.37	0.65
Class R1 Shares	No Sales Charge		6/29/2012	5.10	4.64	2.21	2.54	0.75
Class R2 Shares	No Sales Charge		6/29/2012	5.07	4.38	1.95	2.28	1.00
Class R3 Shares	No Sales Charge		2/29/2016	4.84	4.02	2.68	2.68	1.24
Class R6 Shares	No Sales Charge		12/29/2014	5.18	4.82	2.41	2.41	0.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[4]	5.49%	5.29%	2.57%	3.72%
Morningstar Intermediate Core-Plus Bond Category Average[5]	5.11	4.87	2.54	4.85

4.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,050.00	$4.52	$1,020.38	$4.46	0.89%

Investor Class Shares	$1,000.00	$1,049.90	$5.34	$1,019.59	$5.26	1.05%

Class B Shares	$1,000.00	$1,045.20	$9.13	$1,015.87	$9.00	1.80%

Class C Shares	$1,000.00	$1,045.10	$9.13	$1,015.87	$9.00	1.80%

Class I Shares	$1,000.00	$1,051.50	$3.05	$1,021.82	$3.01	0.60%

Class R1 Shares	$1,000.00	$1,051.00	$3.56	$1,021.32	$3.51	0.70%

Class R2 Shares	$1,000.00	$1,050.70	$4.83	$1,020.08	$4.76	0.95%

Class R3 Shares	$1,000.00	$1,048.40	$6.09	$1,018.84	$6.01	1.20%

Class R6 Shares	$1,000.00	$1,051.80	$2.75	$1,022.12	$2.71	0.54%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2019 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.50%, due 9/1/33–6/1/57

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–6.50%, due 4/1/37–2/1/49

3.	United States Treasury Bonds, 3.00%–5.00%, due 2/15/36–2/15/49

4.	Morgan Stanley, 2.625%–6.25%, due 1/25/21–7/22/28

5.	Bank of America Corp., 3.248%–6.30%, due 6/17/19–12/20/28
6.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

7.	Government National Mortgage Association, 2.75%–3.00%, due 2/20/47–4/20/49

8.	JPMorgan Chase & Co., 2.95%–5.50%, due 5/1/23–10/15/40

9.	Federal Home Loan Mortgage Corporation, 2.50%–3.50%, due 6/15/40–11/15/48

10.	Federal National Mortgage Association, 1.00%–3.50%, due 12/30/30–4/25/49

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Total Return Bond Fund returned 5.15%, underperforming the 5.49% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Over the same period, Class I shares outperformed the 5.11% return of the Morningstar Intermediate Core-Plus Bond Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 31, 2018, Louis Cohen no longer served as a portfolio manager of the Fund. Dan Roberts, Stephen Cianci and Neil Moriarty, III, continue to manage the Fund. For more information about this change refer to the supplement dated October 18, 2018.

What factors affected the Fund’s relative performance during the reporting period?

Generally, the Fund’s allocation to spread2 product affects performance when the compensation demanded for credit risk or interest rate risk rises or falls. In a stressed market where investors seek safe havens, the market demands more compensation for risk, enabling defensively postured portfolios to outperform as prices for riskier assets fall. In a market with an appetite for risk, on the other hand, the risk premium for spread product falls, leading to tighter spreads, higher prices for risk assets and superior returns for aggressively postured portfolios. Peer funds more conservatively postured than the Fund with a shorter duration3 and/or less spread product would have been disadvantaged during the reporting period. Peer funds more aggressively postured, with larger commitments to credit-sensitive sectors and/or longer durations, would likely have had better performance than the Fund.

During the final months of 2018, investors speculated that tighter monetary policy might push the economy into recession. In response, Treasury yields fell sharply across much of the yield curve.4 The Federal Reserve Board (Fed) validated this view in early 2019 when it concluded the Fed funds benchmark rate had risen to a level consistent with its policy objectives. More modest declines in the long end of the yield curve reflected restrained inflation, trade policy in flux and aggregate demand failing to pressure resource capacity.

The positive momentum of the stock market reflected cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, corporate bond spreads tightened during the reporting period, as did spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities). The wider spreads of agency residential mortgage-backed securities stood as the reporting period’s outlier, as the sector was roiled by volatile interest rates.

Before fees, the Fund had similar performance to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Relative to the benchmark, the Fund benefited from an overweight exposure to investment-grade credit, high-yield credit and the financial sector. Overweight exposure to securitized products also proved beneficial from the perspective of incremental yield. During the early stages of the reporting period, the Fund had a shorter duration than the benchmark, causing its return to be less sensitive than the benchmark to declining yields. This effect offset the majority of the gains from sector weighting. The reporting period’s rotation trade from corporate bonds to securitized product also proved a headwind as corporate bond spreads tightened more than securitized product spreads.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund executed a Bunds/BTPS synthetic pairs trade using overseas treasury-futures. Specifically, the Fund shorted the 10-year Italian government bond (BTPS) and took an equivalent long position in the 10-year German Bund on the expectation the yield gap between BTPS and Bunds would widen. In addition, the Fund employed U.S. Treasury futures for duration and yield-curve management.

What was the Fund’s duration strategy during the reporting period?

The Fund and its benchmark both ended the reporting period with a 5.9-year duration. The Fund began the reporting period 0.2 years shorter in duration than the benchmark. As the reporting period unfolded, we neutralized the Fund’s duration posture relative to the benchmark.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

Duration posture influences total return in two ways: a price-sensitivity effect and a yield effect. When the portfolio has a shorter duration, it is less sensitive than the benchmark to changes in Treasury yields. Accordingly, as Treasury yields fell, the short-duration posture disadvantaged the Fund’s performance relative to the benchmark and longer-duration peers. The yield effect was also a performance headwind because the presence of the Treasury futures—along with the Fund’s overall shorter duration—dampened its yield.

Which sectors were the strongest contributors to the Fund’s performance and which sectors were particularly weak?

The Fund’s better-performing holdings included a wide range of corporate bonds. Bonds issued by communications companies, such as AT&T and Time Warner, benefited by rationalizing capacity via integration. Bonds of entities with emerging-markets exposure, such as Grupo Televisa, Tencent Holdings and VEON Holdings, were buoyed by the prospect of more stable funding rates for emerging markets as the Fed shifted to a neutral monetary policy. We believed the plateauing and subsequent decline of Treasury yields boded well for the profitability of the banking sector, raising prices for bonds issued by large money-center banks such as JPMorgan Chase, Morgan Stanley and Bank of America. We believed higher oil prices boosted the prospects of the energy sector bonds, including holdings such as Spectra Energy Partners and Petrobras. Finally, lower mortgage rates improved housing affordability, which we believed buoyed the outlook for homebuilders, such as TriPointe, and construction materials providers, such as Building Materials. Holdings detracting most notably from Fund performance included bonds issued by health care companies, such as CVS and Anthem, that were faced with concerns related to industry consolidation and affordable health insurance. In addition, higher gasoline prices siphoned away discretionary income, putting short-term pressure on bonds of consumer cyclical companies, such as Hasbro and Constellation Brands.

How did the Fund’s sector weightings change during the reporting period?

We began to tap on the brakes during the reporting period with respect to the Fund’s credit-risk exposure in light of increasing market valuations and economic headwinds, and at the same time diversified the Fund’s sources of excess return. Specifically, the Fund purchased agency residential mortgage-backed securities, commercial mortgage backed-securities and asset-backed securities, all of which were AAA-rated,5 with proceeds from sales of investment-grade and high-yield corporate bonds representing 7% of the Fund’s assets.

How was the Fund positioned at the end of the reporting period?

Relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund finished the reporting period holding an overweight exposure to high-yield credit, high-grade credit and securitized product (mortgage- and asset-backed securities). At the same point in time, the Fund held significantly underweight exposures to U.S. Treasury securities and agency debentures. The Fund’s sector allocation emphasized credit-sensitive and mortgage-related sectors and de-emphasized lower-yielding sectors (such as Treasury securities and agency debentures). The Fund ended the reporting period nearly fully invested with 1% cash.

5.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.2%† Asset-Backed Securities 2.6%
Auto Floor Plan Asset-Backed Securities 0.3%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$3,575,000	$3,704,932

Automobile Asset-Backed Securities 0.3%
BMW Floorplan Master Owner Trust Series 2018-1, Class A1 3.15%, due 5/15/23 (a)	1,680,000	1,697,915
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	2,605,000	2,630,119

		4,328,034

Credit Cards 1.0%
American Express Credit Account Master Trust
Series 2018-9, Class A 2.853% (1 Month LIBOR + 0.38%), due 4/15/26 (b)	3,250,000	3,245,152
Series 2019-1, Class A 2.87%, due 10/15/24	2,295,000	2,316,629
Citibank Credit Card Issuance Trust Series 2018-A6, Class A6 3.21%, due 12/7/24	3,880,000	3,962,475
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.04%, due 7/15/24	2,685,000	2,720,765

		12,245,021

Other Asset-Backed Securities 1.0%
Daimler Trucks Retail Trust Series 2019-1, Class A3 2.77%, due 8/15/22 (a)	3,330,000	3,332,135
MMAF Equipment Finance LLC Series 2019-A, Class A3 2.84%, due 11/13/23 (a)	3,400,000	3,417,219
Verizon Owner Trust
Series 2018-1A, Class A1A 2.82%, due 9/20/22 (a)	2,475,000	2,482,237
Series 2019-A, Class A1A 2.93%, due 9/20/23	2,960,000	2,986,275

		12,217,866

Total Asset-Backed Securities (Cost $32,121,976)		32,495,853

	Principal Amount	Value
Corporate Bonds 47.5%
Aerospace & Defense 0.2%
Harris Corp.
4.854%, due 4/27/35	$585,000	$623,284
5.054%, due 4/27/45	1,215,000	1,345,575

		1,968,859

Agriculture 0.9%
Altria Group, Inc.
4.80%, due 2/14/29	2,555,000	2,654,927
9.25%, due 8/6/19	2,838,000	2,884,859
Cargill, Inc. 4.307%, due 5/14/21 (a)	3,000,000	3,091,737
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,800,000	1,872,900
Reynolds American, Inc. 8.125%, due 6/23/19	720,000	725,318

		11,229,741

Auto Components 0.4%
Toyota Motor Credit Corp. 3.05%, due 1/8/21	5,180,000	5,223,357

Auto Manufacturers 0.3%
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	2,668,032
General Motors Financial Co., Inc. 3.20%, due 7/13/20	1,620,000	1,625,227

		4,293,259

Auto Parts & Equipment 0.1%
ZF North America Capital, Inc. 4.00%, due 4/29/20 (a)	1,065,000	1,068,982

Banks 11.3%
Bank of America Corp.
3.248%, due 10/21/27	5,450,000	5,345,119
3.30%, due 1/11/23	680,000	688,601
3.419%, due 12/20/28 (c)	468,000	459,582
3.50%, due 4/19/26	2,750,000	2,774,922
3.593%, due 7/21/28 (c)	2,300,000	2,293,037
3.705%, due 4/24/28 (c)	5,000,000	5,032,692
4.25%, due 10/22/26	6,900,000	7,124,569
5.125%, due 6/17/19 (c)(d)	2,075,000	2,076,380
6.30%, due 3/10/26 (c)(d)	1,500,000	1,638,750
Barclays PLC 4.61%, due 2/15/23 (c)	1,205,000	1,234,835
BB&T Corp.
3.05%, due 6/20/22	4,105,000	4,130,739
3.75%, due 12/6/23	4,150,000	4,298,322
Citibank N.A. 3.165%, due 2/19/22 (c)	4,170,000	4,189,339

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc.
3.40%, due 5/1/26	$1,950,000	$1,949,045
3.70%, due 1/12/26	4,190,000	4,267,916
3.887%, due 1/10/28 (c)	3,489,000	3,556,129
4.05%, due 7/30/22	580,000	598,806
5.30%, due 5/6/44	2,314,000	2,592,657
Discover Bank
7.00%, due 4/15/20	1,340,000	1,390,560
8.70%, due 11/18/19	474,000	488,328
Goldman Sachs Group, Inc.
3.50%, due 11/16/26	4,305,000	4,244,358
6.75%, due 10/1/37	735,000	907,086
Huntington National Bank 3.55%, due 10/6/23	1,820,000	1,865,223
JPMorgan Chase & Co.
2.95%, due 10/1/26	4,870,000	4,766,087
3.375%, due 5/1/23	6,500,000	6,588,554
3.782%, due 2/1/28 (c)	3,900,000	3,965,720
4.005%, due 4/23/29 (c)	4,000,000	4,109,741
5.50%, due 10/15/40	745,000	892,368
Lloyds Banking Group PLC 4.582%, due 12/10/25	8,183,000	8,394,624
Morgan Stanley
2.625%, due 11/17/21	5,755,000	5,731,665
3.591%, due 7/22/28 (c)	6,850,000	6,841,811
3.875%, due 1/27/26	380,000	389,428
4.875%, due 11/1/22	3,945,000	4,176,561
5.00%, due 11/24/25	4,535,000	4,901,753
5.75%, due 1/25/21	5,000,000	5,239,652
6.25%, due 8/9/26	2,000,000	2,331,549
PNC Financial Services Group, Inc. 3.45%, due 4/23/29	4,700,000	4,730,262
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	5,985,000	6,220,934
6.00%, due 12/19/23	280,000	300,900
U.S. Bank N.A. 3.45%, due 11/16/21	4,935,000	5,047,350
Wachovia Corp. 5.50%, due 8/1/35	1,220,000	1,384,533
Wells Fargo & Co. 5.375%, due 11/2/43	265,000	299,552
Wells Fargo Bank N.A.
2.60%, due 1/15/21	3,865,000	3,856,866
5.85%, due 2/1/37	555,000	675,673

		143,992,578

Beverages 1.2%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, due 1/23/25	970,000	1,013,017
4.75%, due 1/23/29	1,930,000	2,066,467

	Principal Amount	Value
Beverages (continued)
Constellation Brands, Inc.
3.875%, due 11/15/19	$5,000,000	$5,024,629
4.50%, due 5/9/47	2,740,000	2,666,908
PepsiCo, Inc. 2.00%, due 4/15/21	4,565,000	4,523,251

		15,294,272

Biotechnology 0.5%
Biogen, Inc. 2.90%, due 9/15/20	2,010,000	2,009,284
Gilead Sciences, Inc. 2.55%, due 9/1/20	4,010,000	4,003,460

		6,012,744

Building Materials 0.3%
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	3,830,000	3,901,812

Chemicals 1.4%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (a)	2,470,000	2,415,011
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	5,665,000	5,551,700
Eastman Chemical Co. 2.70%, due 1/15/20	1,663,000	1,661,750
Huntsman International LLC 4.50%, due 5/1/29	2,949,000	2,965,694
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,400,000	2,352,000
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	3,095,000	3,203,325

		18,149,480

Commercial Services 0.3%
IHS Markit, Ltd. 4.25%, due 5/1/29	3,745,000	3,738,746

Computers 0.7%
Apple, Inc. 1.55%, due 8/4/21	2,215,000	2,168,441
Dell International LLC 5.30%, due 10/1/29 (a)	3,380,000	3,484,104
Dell International LLC / EMC Corp. 4.90%, due 10/1/26 (a)	3,710,000	3,800,064

		9,452,609

Cosmetics & Personal Care 0.5%
First Quality Finance Co., Inc. 4.625%, due 5/15/21 (a)	3,815,000	3,805,463
Unilever Capital Corp. 1.375%, due 7/28/21	2,450,000	2,387,977

		6,193,440

12	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services 1.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	$3,690,000	$3,696,543
4.50%, due 5/15/21	240,000	245,476
Air Lease Corp. 4.25%, due 9/15/24	6,445,000	6,645,300
Ally Financial, Inc.
3.75%, due 11/18/19	1,700,000	1,702,125
4.125%, due 3/30/20	2,560,000	2,572,800
7.50%, due 9/15/20	166,000	174,715
8.00%, due 11/1/31	365,000	467,200
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	3,052,005
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,564,679
International Lease Finance Corp. 5.875%, due 8/15/22	2,200,000	2,370,108
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,813,251

		24,304,202

Electric 1.4%
Connecticut Light & Power Co. 4.00%, due 4/1/48	1,805,000	1,863,509
Duquesne Light Holdings, Inc. (a)
3.616%, due 8/1/27	1,645,000	1,603,793
5.90%, due 12/1/21	3,000,000	3,180,602
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	1,375,000	1,379,257
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,257,281
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,071,473
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,322,226

		17,678,141

Electronics 0.5%
Honeywell International, Inc. 1.85%, due 11/1/21	6,400,000	6,304,408

Environmental Controls 0.5%
Waste Connections, Inc. 3.50%, due 5/1/29	1,880,000	1,869,703
Waste Management, Inc. 2.40%, due 5/15/23	4,605,000	4,529,883

		6,399,586

Food 1.3%
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (a)	4,375,000	4,353,214

	Principal Amount	Value
Food (continued)
Mars, Inc. (a)
3.20%, due 4/1/30	$1,100,000	$1,089,485
3.60%, due 4/1/34	930,000	929,462
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (a)	4,495,000	4,390,498
Smithfield Foods, Inc. (a)
2.70%, due 1/31/20	1,840,000	1,841,833
5.20%, due 4/1/29	960,000	982,354
Tyson Foods, Inc. 5.15%, due 8/15/44	3,000,000	3,116,278

		16,703,124

Food Services 0.3%
Aramark Services, Inc. 5.125%, due 1/15/24	4,000,000	4,135,000

Gas 0.4%
Atmos Energy Corp. 4.30%, due 10/1/48	1,465,000	1,546,994
NiSource, Inc. 3.49%, due 5/15/27	2,935,000	2,938,637
Southern California Gas Co. 3.20%, due 6/15/25	915,000	916,306

		5,401,937

Health Care—Products 1.0%
Becton Dickinson & Co. 3.363%, due 6/6/24	6,075,000	6,088,705
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	6,900,000	6,880,866

		12,969,571

Health Care—Services 0.4%
Anthem, Inc. 4.65%, due 1/15/43	1,895,000	1,909,469
Cigna Holding Co. 3.25%, due 4/15/25	2,755,000	2,728,564

		4,638,033

Holding Company—Diversified 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,575,000	3,491,666

Home Builders 0.6%
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,581,891
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	1,320,000	1,335,945

		7,917,836

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Furnishing 0.5%
Whirlpool Corp. 4.85%, due 6/15/21	$5,890,000	$6,110,762

Insurance 2.4%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,025,730
AXA Equitable Holdings, Inc. 4.35%, due 4/20/28	5,025,000	5,144,651
Liberty Mutual Group, Inc. 6.50%, due 5/1/42 (a)	3,675,000	4,587,328
Markel Corp. 3.625%, due 3/30/23	2,515,000	2,527,611
Metropolitan Life Global Funding I 1.95%, due 9/15/21 (a)	3,840,000	3,768,031
Protective Life Corp. 7.375%, due 10/15/19	4,180,000	4,263,398
Protective Life Global Funding 2.161%, due 9/25/20 (a)	2,500,000	2,480,029
Prudential Financial, Inc. 7.375%, due 6/15/19	3,550,000	3,568,579
Voya Financial, Inc. 3.65%, due 6/15/26	1,305,000	1,302,672

		30,668,029

Internet 1.2%
Alibaba Group Holding, Ltd. 3.40%, due 12/6/27	5,000,000	4,895,442
Amazon.com, Inc. 5.20%, due 12/3/25	3,000,000	3,409,058
Tencent Holdings, Ltd. (a)
3.28%, due 4/11/24	4,365,000	4,370,489
3.80%, due 2/11/25	2,000,000	2,037,339

		14,712,328

Iron & Steel 0.6%
ArcelorMittal 4.55%, due 3/11/26	3,215,000	3,330,944
Vale Overseas, Ltd.
6.25%, due 8/10/26	2,290,000	2,500,680
6.875%, due 11/21/36	1,094,000	1,269,587

		7,101,211

Lodging 0.4%
MGM Resorts International 6.00%, due 3/15/23	5,000,000	5,337,500

Media 2.0%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22	4,000,000	4,149,657

	Principal Amount	Value
Media (continued)
Comcast Corp.
3.70%, due 4/15/24	$1,584,900	$1,640,276
3.95%, due 10/15/25	2,086,600	2,185,900
4.25%, due 10/15/30	1,435,000	1,526,500
Grupo Televisa S.A.B. 6.125%, due 1/31/46	2,500,000	2,870,929
NBC Universal Media LLC 5.15%, due 4/30/20	1,760,000	1,801,421
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,292,395
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,194,800
Warner Media LLC 3.80%, due 2/15/27	5,660,000	5,692,972

		25,354,850

Mining 0.4%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	2,780,000	2,933,478
Teck Resources, Ltd. 8.50%, due 6/1/24 (a)	1,441,000	1,541,913

		4,475,391

Miscellaneous—Manufacturing 0.4%
Textron Financial Corp. 4.419% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	5,685,000	4,604,850

Oil & Gas 2.1%
Concho Resources, Inc. 4.30%, due 8/15/28	3,090,000	3,219,992
Continental Resources, Inc. 5.00%, due 9/15/22	4,199,000	4,233,306
Gazprom OAO Via Gaz Capital S.A. (a)
4.95%, due 3/23/27	358,000	363,881
4.95%, due 2/6/28	2,531,000	2,570,888
Marathon Petroleum Corp. 6.50%, due 3/1/41	1,580,000	1,920,823
Petrobras Global Finance B.V. 7.375%, due 1/17/27	3,955,000	4,412,989
Petroleos Mexicanos 6.75%, due 9/21/47	5,835,000	5,379,870
Valero Energy Corp.
4.00%, due 4/1/29	2,270,000	2,302,271
6.625%, due 6/15/37	2,040,000	2,500,602

		26,904,622

Packaging & Containers 0.5%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.25%, due 9/15/22 (a)	3,600,000	3,613,500

14	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
WRKCo, Inc.
3.00%, due 9/15/24	$2,400,000	$2,355,617
3.375%, due 9/15/27	1,000,000	964,961

		6,934,078

Pharmaceuticals 0.6%
Bayer U.S. Finance II LLC 3.50%, due 6/25/21 (a)	1,920,000	1,929,710
Takeda Pharmaceutical Co., Ltd. 3.80%, due 11/26/20 (a)(e)	1,485,000	1,505,294
Zoetis, Inc.
3.25%, due 8/20/21	395,000	398,174
3.25%, due 2/1/23	3,885,000	3,916,695

		7,749,873

Pipelines 1.5%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 6.25%, due 10/15/22	1,491,000	1,532,003
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	5,680,000	5,704,873
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	385,000	446,975
MPLX, L.P. 4.875%, due 6/1/25	5,305,000	5,648,652
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,493,164

		18,825,667

Real Estate 0.3%
American Tower Corp. 3.375%, due 5/15/24	4,000,000	4,030,430

Real Estate Investment Trusts 1.6%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	1,265,000	1,321,662
Boston Properties, L.P. 3.20%, due 1/15/25	4,050,000	4,044,087
Crown Castle International Corp.
3.20%, due 9/1/24	5,580,000	5,557,452
5.25%, due 1/15/23	126,000	135,278
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,712,307
Ventas Realty, L.P. / Ventas Capital Corp. 4.25%, due 3/1/22	1,370,000	1,413,375
Welltower, Inc. 5.25%, due 1/15/22	2,445,000	2,583,399

		20,767,560

	Principal Amount	Value
Retail 2.5%
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	$7,345,000	$7,252,804
CVS Health Corp.
2.80%, due 7/20/20	6,880,000	6,872,999
4.78%, due 3/25/38	750,000	729,580
5.05%, due 3/25/48	750,000	740,031
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(f)	49,834	52,182
Darden Restaurants, Inc. 3.85%, due 5/1/27	5,980,000	6,039,095
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,182,664
QVC, Inc. 4.85%, due 4/1/24	1,550,000	1,585,654
Walmart, Inc. 3.125%, due 6/23/21	2,115,000	2,141,306

		31,596,315

Semiconductors 0.6%
Broadcom, Inc. 3.125%, due 10/15/22 (a)(g)	3,750,000	3,730,260
NXP B.V. / NXP Funding LLC 4.625%, due 6/1/23 (a)	3,825,000	3,990,470

		7,720,730

Software 0.5%
Microsoft Corp.
2.00%, due 8/8/23	3,540,000	3,457,154
2.40%, due 8/8/26	2,500,000	2,420,472

		5,877,626

Telecommunications 2.4%
AT&T, Inc.
3.777% (3 Month LIBOR + 1.18%), due 6/12/24 (b)	3,645,000	3,660,746
3.80%, due 3/1/24	5,920,000	6,102,618
4.35%, due 3/1/29	1,040,000	1,074,839
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	946,000	949,216
Level 3 Financing, Inc. 5.375%, due 1/15/24	2,160,000	2,187,000
Rogers Communications, Inc. 3.625%, due 12/15/25	1,360,000	1,394,208
Sprint Communications, Inc. 6.00%, due 11/15/22	1,800,000	1,811,250
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	6,245,000	6,362,094
T-Mobile USA, Inc. 6.375%, due 3/1/25 (h)	500,000	519,855
VEON Holdings B.V. 4.95%, due 6/16/24 (a)	3,950,000	4,010,514

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Verizon Communications, Inc. 5.15%, due 9/15/23	$1,955,000	$2,139,428

		30,211,768

Utilities 0.3%
Duke Energy Progress LLC 3.45%, due 3/15/29	3,695,000	3,778,085

Total Corporate Bonds (Cost $593,819,129)		603,225,058

Mortgage-Backed Securities 8.1%
Agency (Collateralized Mortgage Obligations) 4.3%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	3,831,253	3,760,153
Series 4759, Class MA 3.00%, due 9/15/45	3,222,188	3,231,408
REMIC Series 4869, Class BA 3.50%, due 11/15/47	5,798,687	5,904,385
REMIC Series 4877, Class AT 3.50%, due 11/15/48 (f)	3,340,000	3,430,180
Federal National Mortgage Association
REMIC Series 2019-25, Class PA 1.00%, due 12/30/30 (f)	3,090,000	3,094,017
REMIC Series 2013-77, Class CY 3.00%, due 7/25/43	2,941,000	2,911,034
REMIC Series 2019-13, Class PE 3.00%, due 3/25/49	3,939,602	3,953,449
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	5,973,246	6,084,337
Government National Mortgage Association
Series 2017-155, Class KQ 2.75%, due 2/20/47	5,617,107	5,564,283
Series 2017-163, Class PA 3.00%, due 7/20/47	4,830,969	4,841,903
Series 2018-127, Class PB 3.00%, due 9/20/47	5,483,337	5,492,828
REMIC Series 2019-29, Class PE 3.00%, due 10/20/48	3,134,795	3,139,508
Series 2019-43, Class PL 3.00%, due 4/20/49	2,952,000	2,948,952

		54,356,437

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.707% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	52,272	50,624

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.223% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)	$3,031,690	$3,030,739
COMM Mortgage Trust Series 2013-CR8, Class A4 3.334%, due 6/10/46	2,550,658	2,593,812
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
Series K087, Class A2 3.771%, due 12/25/28	2,285,000	2,425,856
Series K085, Class A2 4.06%, due 10/25/28 (i)	6,405,000	6,943,650
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,332,207	2,414,981
FRESB Multifamily Mortgage Pass-Through Trust Series 2019-SB59, Class A10F 3.47%, due 1/25/29 (j)	1,797,553	1,843,082
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	4,915,000	5,162,186
Series 2013-C16, Class A4 4.166%, due 12/15/46	2,280,000	2,401,982
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	3,314,000	3,345,610
Wells Fargo Commercial Mortgage Trust (a)(i)(j)
Series 2018-1745, Class A 3.874%, due 6/15/36	3,450,000	3,557,605
Series 2018-AUS, Class A 4.194%, due 8/17/36	3,950,000	4,157,450

		37,927,577

Miscellaneous—Manufacturing 0.1%
JP Morgan Mortgage Trust Series 2019-LTV1, Class A4 4.00%, due 6/25/49 (a)	1,482,723	1,501,315

Residential Mortgages (Collateralized Mortgage Obligations) 0.2%
JP Morgan Mortgage Trust Series 2019-1, Class A3 4.00%, due 5/25/49 (a)(i)	2,255,995	2,286,544

16	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Residential Mortgages (Collateralized Mortgage Obligations) (continued)
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.89% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(b)(f)(g)(k)	$228,516	$205,755

		2,492,299

Whole Loan (Collateralized Mortgage Obligations) 0.5%
JP Morgan Mortgage Trust (a)
Series 2019-2, Class A4 4.00%, due 8/25/49	3,106,568	3,153,288
Series 2019-3, Class A3 4.00%, due 9/25/49	2,890,000	2,923,867

		6,077,155

Total Mortgage-Backed Securities (Cost $101,104,256)		102,354,783

U.S. Government & Federal Agencies 40.0%
Fannie Mae (Collateralized Mortgage Obligation) 0.2%
Series 2018-26, Class P 3.50%, due 8/25/46	2,316,836	2,359,562
Series 1991-66, Class J 8.125%, due 6/25/21	56	58

		2,359,620

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 10.0%
3.00%, due 2/1/46	4,549,485	4,510,579
3.00%, due 4/1/47	8,807,534	8,714,987
3.00%, due 12/1/47	2,913,820	2,881,863
3.50%, due 8/1/38	7,905,217	8,040,402
3.50%, due 1/1/43	1,500,516	1,530,852
3.50%, due 1/1/44	2,664,524	2,711,828
3.50%, due 1/1/45	2,204,977	2,252,221
3.50%, due 11/1/45	2,016,431	2,051,876
3.50%, due 3/1/46	3,525,561	3,593,601
3.50%, due 11/1/46	8,433,176	8,546,243
3.50%, due 2/1/48	5,925,307	5,996,623
4.00%, due 12/1/41	1,341,077	1,399,672
4.00%, due 6/1/42	3,342,865	3,455,331
4.00%, due 7/1/44	1,612,549	1,669,639
4.00%, due 2/1/45	7,301,171	7,630,250
4.00%, due 3/1/45	1,492,840	1,550,834
4.00%, due 1/1/46	1,097,680	1,143,194
4.00%, due 12/1/46	7,009,034	7,228,691
4.00%, due 2/1/48	3,311,437	3,411,428
4.00%, due 8/1/48	9,444,823	9,702,159
4.00%, due 10/1/48	2,009,943	2,092,680

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 2/1/49	$2,761,618	$2,839,532
4.50%, due 8/1/44	1,571,398	1,674,267
4.50%, due 12/1/44	6,843,008	7,270,020
4.50%, due 7/1/45	4,450,700	4,723,741
4.50%, due 4/1/46	717,861	763,212
4.50%, due 8/1/47	1,507,485	1,598,639
4.50%, due 7/1/48	9,026,177	9,422,493
4.50%, due 9/1/48	5,596,794	5,842,791
5.00%, due 11/1/41	2,174,869	2,337,428
6.50%, due 4/1/37	70,937	80,447

		126,667,523

Federal National Mortgage Association (Mortgage Pass-Through Securities) 17.0%
2.50%, due 12/1/37	4,943,802	4,799,846
3.00%, due 12/1/37	2,524,291	2,526,359
3.00%, due 5/1/38	5,059,701	5,063,837
3.00%, due 10/1/44	6,656,385	6,613,696
3.00%, due 1/1/45	3,627,633	3,604,115
3.00%, due 3/1/47	5,273,689	5,219,228
3.00%, due 12/1/47	2,897,295	2,867,920
3.00%, due 10/1/48	3,676,061	3,648,355
3.00%, due 6/1/57	5,769,965	5,676,413
3.50%, due 3/1/37	808,162	825,582
3.50%, due 2/1/42	3,855,271	3,937,272
3.50%, due 2/1/43	1,537,340	1,571,935
3.50%, due 5/1/43	4,300,815	4,372,195
3.50%, due 7/1/43	4,102,816	4,187,865
3.50%, due 11/1/44	2,168,843	2,205,284
3.50%, due 12/1/44	1,539,222	1,566,810
3.50%, due 11/1/45	4,473,596	4,538,222
3.50%, due 3/1/46	8,661,191	8,812,160
3.50%, due 2/1/48	25,197,752	25,453,504
4.00%, due 7/1/38	2,804,840	2,912,855
4.00%, due 8/1/38	1,857,045	1,930,452
4.00%, due 10/1/38	7,334,590	7,659,889
4.00%, due 3/1/42	1,589,836	1,640,636
4.00%, due 1/1/43	2,823,548	2,914,538
4.00%, due 11/1/43	5,911,514	6,212,294
4.00%, due 12/1/43	1,087,251	1,135,498
4.00%, due 7/1/44	8,573,288	8,924,802
4.00%, due 1/1/46	6,959,800	7,200,403
4.00%, due 3/1/46	721,376	749,182
4.00%, due 6/1/48	11,780,739	12,121,074
4.00%, due 8/1/48	6,476,184	6,661,560
4.00%, due 9/1/48	7,634,559	7,891,202
4.00%, due 2/1/49	2,325,694	2,389,227
4.50%, due 2/1/41	2,396,312	2,552,933
4.50%, due 4/1/41	720,879	771,365
4.50%, due 8/1/42	11,623,476	12,324,139

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 12/1/43	$3,918,671	$4,145,132
4.50%, due 8/1/44	2,123,105	2,249,129
4.50%, due 6/1/48	8,858,827	9,227,670
4.50%, due 7/1/48	5,952,901	6,220,072
5.00%, due 9/1/33	2,502,406	2,684,668
5.00%, due 9/1/41	634,321	681,915
5.00%, due 10/1/41	3,174,143	3,406,279
5.50%, due 7/1/41	2,802,049	3,083,554
6.00%, due 4/1/37	11,391	12,049
6.00%, due 10/1/37	27,883	29,746
6.00%, due 7/1/39	579,390	648,258
6.50%, due 10/1/39	564,920	654,281

		216,525,400

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.2%
3.50%, due 8/20/47	5,282,394	5,375,808
3.50%, due 5/1/49 TBA (l)	6,850,000	6,962,918
4.00%, due 11/20/40	259,691	269,781
4.00%, due 12/20/44	2,242,967	2,327,127
6.00%, due 2/15/29	6,454	6,974
6.00%, due 4/15/29	34,218	37,952
6.00%, due 8/15/32	81,825	90,747
6.50%, due 5/15/29	5,319	5,966

		15,077,273

United States Treasury Bonds 8.5%
3.00%, due 2/15/49	79,290,000	80,274,931
4.375%, due 11/15/39	16,570,000	20,704,086
4.50%, due 2/15/36	2,955,000	3,685,208
5.00%, due 5/15/37	3,110,000	4,137,758

		108,801,983

United States Treasury Notes 1.1%
2.375%, due 4/30/26	12,680,000	12,665,636
2.625%, due 2/15/29	1,180,000	1,192,030

		13,857,666

United States Treasury Inflation—Indexed Notes 2.0%
0.75%, due 7/15/28	6,282,869	6,414,436
0.875%, due 1/15/29	18,347,230	18,901,409

		25,315,845

Total U.S. Government & Federal Agencies (Cost $499,338,554)		508,605,310

Total Long-Term Bonds (Cost $1,226,383,915)		1,246,681,004

	Shares	Value
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	1	$12

Media 0.0%‡
ION Media Networks, Inc. (f)(g)(k)(m)	2	1,239

Total Common Stocks (Cost $0)		1,251

Short-Term Investments 1.8%
Affiliated Investment Company 1.3%
MainStay U.S. Government Liquidity Fund, 2.20% (n)	17,243,544	17,243,544

Total Affiliated Investment Company (Cost $17,243,544)		17,234,544

	Principal Amount
U.S. Government & Federal Agencies 0.5%
United States Treasury Bills 2.376%, due 5/21/19 (o)	$6,620,000	6,611,401

Total U.S. Government & Federal Agencies (Cost $6,611,401)		6,611,401

Total Short-Term Investments (Cost $23,854,945)		23,854,945

	Shares
Investment of Cash Collateral For Securities Loaned 0.0%‡
Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio (n)	4,780	4,780

Total Investment of Cash Collateral For Securities Loaned (Cost $4,780)		4,780

Total Investments (Cost $1,250,243,640)	100.0%	1,270,541,980
Other Assets, Less Liabilities	(0.0)‡	(470,832)
Net Assets	100.0%	$1,270,071,148

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

18	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2019.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Temporarily deemed illiquid due to the extended closure of the Japanese market.

(f)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2019, the total market value of fair valued securities was $6,783,373, which represented 0.5% of the Fund’s net assets.

(g)

Illiquid security—As of April 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $3,937,254, which represented 0.3% of the Fund’s net assets.

(h)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $4,613 and the Fund received cash collateral with a value of $4,780 (See Note 2(M)).

(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(j)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2019.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2019, the total net market value of these securities was $6,962,918, which represented 0.5% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(m)	Restricted security.

(n)	Current yield as of April 30, 2019.

(o)	Interest rate shown represents yield to maturity.

As of April 30, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	457	June 2019	$97,059,880	$97,344,570	$284,690
10-Year United States Treasury Note	116	June 2019	14,245,017	14,345,938	100,921
United States Treasury Long Bond	45	June 2019	6,547,606	6,636,094	88,488
United States Treasury Ultra Bond	98	June 2019	15,833,360	16,099,563	266,202
Euro Bund	18	June 2019	3,296,258	3,337,412	41,154

Total Long Contracts					781,455

Short Contracts
10-Year United States Treasury Ultra Note	(97)	June 2019	(12,718,824)	(12,782,781)	(63,957)
5-Year United States Treasury Note	(768)	June 2019	(88,193,794)	(88,812,000)	(618,206)
Euro-BTP	(22)	June 2019	(3,145,064)	(3,219,128)	(74,064)

Total Short Contracts					(756,227)

Net Unrealized Appreciation					$25,228

1.	As of April 30, 2019, cash in the amount of $562,801 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2019.

The following abbreviations are used in the preceding pages:

BTP—Buoni	del Tesoro Poliennali (Eurex Exchange index)

REMIC—Real	Estate Mortgage Investment Conduit

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$32,495,853	$—	$32,495,853
Corporate Bonds	—	603,225,058	—	603,225,058
Mortgage-Backed Securities (b)	—	102,149,028	205,755	102,354,783
U.S. Government & Federal Agencies	—	508,605,310	—	508,605,310

Total Long-Term Bonds	—	1,246,475,249	205,755	1,246,681,004

Common Stocks (c)	12	—	1,239	1,251
Short-Term Investments
Affiliated Investment Company	17,243,544	—	—	17,243,544
U.S. Government & Federal Agencies	—	6,611,401	—	6,611,401

Total Short-Term Investments	17,243,544	6,611,401	—	23,854,945

Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	4,780	—	—	4,780

Total Investments in Securities	17,248,336	1,253,086,650	206,994	1,270,541,980

Other Financial Instruments
Futures Contracts (d)	781,455	—	—	781,455

Total Investments in Securities and Other Financial Instruments	$18,029,791	$1,253,086,650	$206,994	$1,271,323,435

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (d)	$(756,227)	$—	$—	$(756,227)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $205,755 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $1,239 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	$223,017	$—	$—	$(6,515)	$—	$(10,747)	$—	$—	$205,755	$(7,245)
Common Stock
Media	1,239	—	—	—	—	—	—	—	1,239	—

Total	$224,256	$—	$—	$(6,515)	$—	$(10,747)	$—	$—	$206,994	$(7,245)

(a)	Sales include principal reductions.

20	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,233,000,096) including securities on loan of $4,613	$1,253,298,436
Investment in affiliated investment company, at value (identified cost $17,243,544)	17,243,544
Cash collateral on deposit at broker for futures contracts	562,801
Receivables:
Dividends and interest	8,678,915
Fund shares sold	2,430,929
Securities lending income	1,295
Other assets	105,051

Total assets	1,282,320,971

Liabilities
Payables:
Investment securities purchased	10,073,507
Fund shares redeemed	1,281,248
Manager (See Note 3)	465,478
Transfer agent (See Note 3)	211,628
Shareholder communication	59,271
Variation margin on futures contracts	45,958
Professional fees	44,973
NYLIFE Distributors (See Note 3)	24,671
Custodian	8,168
Collateral received for securities on loan	4,780
Trustees	1,670
Accrued expenses	15,222
Dividend payable	13,249

Total liabilities	12,249,823

Net assets	$1,270,071,148

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$121,396
Additional paid-in capital	1,294,577,868

1,294,699,264
Total distributable earnings (loss)	(24,628,116)

Net assets	$1,270,071,148

Class A
Net assets applicable to outstanding shares	$47,514,212

Shares of beneficial interest outstanding	4,542,813

Net asset value per share outstanding	$10.46
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.95

Investor Class
Net assets applicable to outstanding shares	$5,922,759

Shares of beneficial interest outstanding	563,142

Net asset value per share outstanding	$10.52
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.02

Class B
Net assets applicable to outstanding shares	$2,603,599

Shares of beneficial interest outstanding	248,634

Net asset value and offering price per share outstanding	$10.47

Class C
Net assets applicable to outstanding shares	$13,956,601

Shares of beneficial interest outstanding	1,331,175

Net asset value and offering price per share outstanding (a)	$10.48

Class I
Net assets applicable to outstanding shares	$1,011,126,362

Shares of beneficial interest outstanding	96,644,458

Net asset value and offering price per share outstanding	$10.46

Class R1
Net assets applicable to outstanding shares	$25,514

Shares of beneficial interest outstanding	2,440

Net asset value and offering price per share outstanding	$10.46

Class R2
Net assets applicable to outstanding shares	$77,150

Shares of beneficial interest outstanding	7,379

Net asset value and offering price per share outstanding	$10.46

Class R3
Net assets applicable to outstanding shares	$191,991

Shares of beneficial interest outstanding	18,356

Net asset value and offering price per share outstanding	$10.46

Class R6
Net assets applicable to outstanding shares	$188,652,960

Shares of beneficial interest outstanding	18,037,593

Net asset value and offering price per share outstanding	$10.46

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$22,042,100
Dividends—affiliated	346,202
Securities lending	1,771
Dividends—unaffiliated	199

Total income	22,390,272

Expenses
Manager (See Note 3)	3,017,940
Transfer agent (See Note 3)	643,784
Distribution/Service—Class A (See Note 3)	57,475
Distribution/Service—Investor Class (See Note 3)	6,971
Distribution/Service—Class B (See Note 3)	13,772
Distribution/Service—Class C (See Note 3)	74,548
Distribution/Service—Class R2 (See Note 3)	93
Distribution/Service—Class R3 (See Note 3)	456
Registration	74,788
Professional fees	64,649
Shareholder communication	39,624
Custodian	19,375
Trustees	14,833
Shareholder service (See Note 3)	1,758
Miscellaneous	30,774

Total expenses before waiver/reimbursement	4,060,840
Expense waiver/reimbursement from Manager (See Note 3)	(263,449)

Net expenses	3,797,391

Net investment income (loss)	18,592,881

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(3,460,414)
Futures transactions	(1,442,041)
Foreign currency transactions	(4,559)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(4,907,014)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	47,350,396
Futures contracts	933,902
Translation of other assets and liabilities in foreign currencies	(2,749)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	48,281,549

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	43,374,535

Net increase (decrease) in net assets resulting from operations	$61,967,416

22	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,592,881	$32,517,489
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(4,907,014)	(15,049,049)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	48,281,549	(50,412,741)

Net increase (decrease) in net assets resulting from operations	61,967,416	(32,944,301)

Distributions to shareholders:
Class A	(636,999)	(1,202,913)
Investor Class	(72,950)	(128,668)
Class B	(25,407)	(56,075)
Class C	(137,082)	(260,422)
Class I	(15,322,162)	(26,684,977)
Class R1	(47,235)	(104,327)
Class R2	(1,017)	(2,141)
Class R3	(2,259)	(1,464)
Class R6	(2,360,136)	(3,577,384)

	(18,605,247)	(32,018,371)

Class A	—	(13,507)
Investor Class	—	(1,445)
Class B	—	(630)
Class C	—	(2,924)
Class I	—	(299,624)
Class R1	—	(1,171)
Class R2	—	(24)
Class R3	—	(16)
Class R6	—	(40,168)

	—	(359,509)

Total distributions to shareholders	(18,605,247)	(32,377,880)

Capital share transactions:
Net proceeds from sale of shares	133,411,920	488,740,788
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	18,523,439	31,592,157
Cost of shares redeemed	(133,471,016)	(510,892,230)

Increase (decrease) in net assets derived from capital share transactions	18,464,343	9,440,715

Net increase (decrease) in net assets	61,826,512	(55,881,466)

Net Assets
Beginning of period	1,208,244,636	1,264,126,102

End of period	$1,270,071,148	$1,208,244,636

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$10.10		$10.64		$10.66		$10.46	$10.82	$10.71

Net investment income (loss)	0.14		0.25	(a)	0.29		0.28	0.27	0.34

Net realized and unrealized gain (loss) on investments	0.36		(0.54)		(0.06)		0.18	(0.32)	0.12

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	0.50		(0.29)		0.23		0.47	(0.05)	0.46

Less dividends and distributions:

From net investment income	(0.14)		(0.25)		(0.25)		(0.27)	(0.27)	(0.34)

From net realized gain on investments	—		—		—		—	(0.04)	(0.01)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.14)		(0.25)		(0.25)		(0.27)	(0.31)	(0.35)

Net asset value at end of period	$10.46		$10.10		$10.64		$10.66	$10.46	$10.82

Total investment return (b)	5.00%		(2.78%)		2.23%		4.56%	(0.43%)	4.33%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.78	%††	2.40%		2.44%		2.55%	2.56%	3.11%

Net expenses (c)	0.89	%††	0.90%		0.91%		1.00%	1.08%	0.86%

Expenses (before waiver/reimbursement) (c)	0.90	%††	0.90%		0.94%		1.13%	1.11%	0.96%

Portfolio turnover rate	60	%(d)	95	% (d)	56	%(d)	21%	28%	26	%(d)

Net assets at end of period (in 000’s)	$47,514		$44,527		$55,474		$294,002	$507,633	$324,814

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 57%, 63%, 42% and 23% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017 and 2014, respectively.

24	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$10.15		$10.70		$10.71		$10.51	$10.88	$10.77

Net investment income (loss)	0.13		0.24	(a)	0.24		0.29	0.28	0.34

Net realized and unrealized gain (loss) on investments	0.37		(0.56)		(0.01)		0.19	(0.33)	0.11

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	0.50		(0.32)		0.23		0.49	(0.05)	0.45

Less dividends and distributions:

From net investment income	(0.13)		(0.23)		(0.24)		(0.29)	(0.28)	(0.33)

From net realized gain on investments	—		—		—		—	(0.04)	(0.01)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.13)		(0.23)		(0.24)		(0.29)	(0.32)	(0.34)

Net asset value at end of period	$10.52		$10.15		$10.70		$10.71	$10.51	$10.88

Total investment return (b)	4.99%		(2.99%)		2.11%		4.81%	(0.46%)	4.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.63	%††	2.27%		2.28%		2.71%	2.64%	3.03%

Net expenses (c)	1.05	%††	1.04%		1.00%		0.83%	1.01%	1.01%

Expenses (before waiver/reimbursement) (c)	1.07	%††	1.05%		1.03%		0.98%	1.03%	1.10%

Portfolio turnover rate	60	%(d)	95	% (d)	56	%(d)	21%	28%	26	%(d)

Net assets at end of period (in 000’s)	$5,923		$5,514		$6,265		$9,232	$8,350	$7,590

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 57%, 63%, 42% and 23% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$10.11		$10.65		$10.67		$10.47	$10.84	$10.72

Net investment income (loss)	0.11		0.16	(a)	0.17		0.21	0.20	0.25

Net realized and unrealized gain (loss) on investments	0.35		(0.55)		(0.03)		0.19	(0.33)	0.12

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	0.46		(0.39)		0.14		0.41	(0.13)	0.37

Less dividends and distributions:

From net investment income	(0.10)		(0.15)		(0.16)		(0.21)	(0.20)	(0.24)

From net realized gain on investments	—		—		—		—	(0.04)	(0.01)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.10)		(0.15)		(0.16)		(0.21)	(0.24)	(0.25)

Net asset value at end of period	$10.47		$10.11		$10.65		$10.67	$10.47	$10.84

Total investment return (b)	4.52%		(3.64%)		1.36%		3.95%	(1.21%)	3.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.88	%††	1.51%		1.53%		1.96%	1.89%	2.28%

Net expenses (c)	1.80	%††	1.79%		1.75%		1.57%	1.76%	1.76%

Expenses (before waiver/reimbursement) (c)	1.82	%††	1.80%		1.78%		1.73%	1.78%	1.85%

Portfolio turnover rate	60	%(d)	95	% (d)	56	%(d)	21%	28%	26	%(d)

Net assets at end of period (in 000’s)	$2,604		$2,987		$4,913		$6,746	$6,205	$6,794

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 57%, 63%, 42% and 23% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017 and 2014, respectively.

26	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$10.12		$10.66		$10.68		$10.48	$10.85	$10.73

Net investment income (loss)	0.11		0.16	(a)	0.17		0.21	0.20	0.25

Net realized and unrealized gain (loss) on investments	0.35		(0.55)		(0.03)		0.19	(0.33)	0.12

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	0.46		(0.39)		0.14		0.41	(0.13)	0.37

Less dividends and distributions:

From net investment income	(0.10)		(0.15)		(0.16)		(0.21)	(0.20)	(0.24)

From net realized gain on investments	—		—		—		—	(0.04)	(0.01)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.10)		(0.15)		(0.16)		(0.21)	(0.24)	(0.25)

Net asset value at end of period	$10.48		$10.12		$10.66		$10.68	$10.48	$10.85

Total investment return (b)	4.51%		(3.64%)		1.36%		3.95%	(1.20%)	3.49%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.88	%††	1.51%		1.53%		1.96%	1.89%	2.28%

Net expenses (c)	1.80	%††	1.79%		1.75%		1.58%	1.75%	1.76%

Expenses (before waiver/reimbursement) (c)	1.82	%††	1.80%		1.78%		1.73%	1.78%	1.85%

Portfolio turnover rate	60	%(d)	95	% (d)	56	%(d)	21%	28%	26	%(d)

Net assets at end of period (in 000’s)	$13,957		$14,837		$20,215		$28,430	$24,259	$26,485

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 57%, 63%, 42% and 23% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$10.10		$10.64		$10.66		$10.46	$10.83	$10.72

Net investment income (loss)	0.16		0.28	(a)	0.28		0.31	0.32	0.37

Net realized and unrealized gain (loss) on investments	0.36		(0.54)		(0.01)		0.19	(0.33)	0.12

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	0.52		(0.26)		0.27		0.51	(0.01)	0.49

Less dividends and distributions:

From net investment income	(0.16)		(0.28)		(0.29)		(0.31)	(0.32)	(0.37)

From net realized gain on investments	—		—		—		—	(0.04)	(0.01)

Return of capital	—		(0.00)		(0.00	)‡	—	—	—

Total dividends and distributions	(0.16)		(0.28)		(0.29)		(0.31)	(0.36)	(0.38)

Net asset value at end of period	$10.46		$10.10		$10.64		$10.66	$10.46	$10.83

Total investment return (b)	5.15%		(2.49%)		2.56%		4.96%	(0.05%)	4.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.07	%††	2.70%		2.66%		2.94%	3.05%	3.43%

Net expenses (c)	0.60	%††	0.60%		0.60%		0.60%	0.60%	0.60%

Expenses (before waiver/reimbursement) (c)	0.65	%††	0.65%		0.67%		0.88%	0.86%	0.71%

Portfolio turnover rate	60	%(d)	95	% (d)	56	%(d)	21%	28%	26	%(d)

Net assets at end of period (in 000’s)	$1,011,126		$1,016,022		$1,173,384		$935,533	$1,021,724	$852,556

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 57%, 63%, 42% and 23% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017 and 2014, respectively.

28	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R1	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$10.10		$10.64		$10.66		$10.46	$10.83	$10.72

Net investment income (loss)	0.15		0.27	(a)	0.27		0.30	0.31	0.36

Net realized and unrealized gain (loss) on investments	0.36		(0.54)		(0.01)		0.19	(0.33)	0.12

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	0.51		(0.27)		0.26		0.50	(0.02)	0.48

Less dividends and distributions:

From net investment income	(0.15)		(0.27)		(0.28)		(0.30)	(0.31)	(0.36)

From net realized gain on investments	—		—		—		—	(0.04)	(0.01)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.15)		(0.27)		(0.28)		(0.30)	(0.35)	(0.37)

Net asset value at end of period	$10.46		$10.10		$10.64		$10.66	$10.46	$10.83

Total investment return (b)	5.10%		(2.59%)		2.46%		4.86%	(0.14%)	4.49%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.97	%††	2.61%		2.58%		2.84%	2.95%	3.31%

Net expenses (c)	0.70	%††	0.70%		0.70%		0.70%	0.70%	0.70%

Expenses (before waiver/reimbursement) (c)	0.75	%††	0.75%		0.77%		0.98%	0.96%	0.81%

Portfolio turnover rate	60	%(d)	95	% (d)	56	%(d)	21%	28%	26	%(d)

Net assets at end of period (in 000’s)	$26		$4,148		$3,627		$3,846	$3,907	$34

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 57%, 63%, 42% and 23% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$10.09		$10.63		$10.65		$10.46	$10.82	$10.71

Net investment income (loss)	0.14		0.24	(a)	0.24		0.31	0.29	0.34

Net realized and unrealized gain (loss) on investments	0.37		(0.54)		(0.01)		0.15	(0.33)	0.11

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.51		(0.30)		0.23		0.46	(0.04)	0.45

Less dividends and distributions:

From net investment income	(0.14)		(0.24)		(0.25)		(0.27)	(0.28)	(0.33)

From net realized gain on investments	—		—		—		—	(0.04)	(0.01)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.14)		(0.24)		(0.25)		(0.27)	(0.32)	(0.34)

Net asset value at end of period	$10.46		$10.09		$10.63		$10.65	$10.46	$10.82

Total investment return (b)	5.07%		(2.83%)		2.18%		4.44%	(0.35%)	4.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.72	%††	2.35%		2.32%		2.64%	2.67%	3.09%

Net expenses (c)	0.95	%††	0.95%		0.95%		0.95%	0.95%	0.95%

Expenses (before waiver/reimbursement) (c)	1.00	%††	1.00%		1.02%		1.24%	1.20%	1.06%

Portfolio turnover rate	60	%(d)	95	% (d)	56	%(d)	21%	28%	26	%(d)

Net assets at end of period (in 000’s)	$77		$73		$127		$115	$1,266	$27

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 57%, 63%, 42% and 23% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017 and 2014, respectively.

30	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				February 29, 2016 ** through October 31,

Class R3	2019*		2018		2017		2016

Net asset value at beginning of period	$10.10		$10.64		$10.66		$10.31

Net investment income (loss)	0.13		0.22	(a)	0.21		0.15

Net realized and unrealized gain (loss) on investments	0.36		(0.54)		(0.01)		0.35

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	0.49		(0.32)		0.20		0.51

Less dividends and distributions:

From net investment income	(0.13)		(0.22)		(0.22)		(0.16)

Return of capital	—		(0.00	)‡	(0.00	)‡	—

Total dividends and distributions	(0.13)		(0.22)		(0.22)		(0.16)

Net asset value at end of period	$10.46		$10.10		$10.64		$10.66

Total investment return (b)	4.84%		(3.08%)		1.93%		4.98%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.47	%††	2.15%		2.07%		2.26%††

Net expenses (c)	1.20	%††	1.20%		1.20%		1.20%††

Expenses (before reimbursement/waiver) (c)	1.25	%††	1.24%		1.27%		1.48%††

Portfolio turnover rate	60	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of period (in 000’s)	$192		$173		$93		$79

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 57%, 63% and 42% for the six months ended April 30, 2019 and for the years ended October 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					December 29, 2014** through October 31,
Class R6	2019*		2018		2017		2016	2015

Net asset value at beginning of period	$10.10		$10.64		$10.66		$10.46	$10.71

Net investment income (loss)	0.16		0.29	(a)	0.29		0.36	0.27

Net realized and unrealized gain (loss) on investments	0.36		(0.54)		(0.02)		0.15	(0.25)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	—

Total from investment operations	0.52		(0.25)		0.27		0.52	0.02

Less dividends and distributions:

From net investment income	(0.16)		(0.29)		(0.29)		(0.32)	(0.27)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.16)		(0.29)		(0.29)		(0.32)	(0.27)

Net asset value at end of period	$10.46		$10.10		$10.64		$10.66	$10.46

Total investment return (b)	5.18%		(2.42%)		2.62%		5.04%	0.20%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.15	%††	2.81%		2.74%		3.02%	3.07%††

Net expenses (c)	0.54	%††	0.53%		0.54%		0.53%	0.53%††

Expenses (before waiver/reimbursement) (c)	0.54	%††	0.53%		0.54%		0.53%	0.55%††

Portfolio turnover rate	60	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$188,653		$119,963		$27		$26	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 57%, 63% and 42% for the six months ended April 30, 2019 and for the years ended October 31, 2018 and 2017, respectively.

32	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased.

Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those

33

Notes to Financial Statements (Unaudited) (continued)

securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of

34	MainStay MacKay Total Return Bond Fund

convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.

35

Notes to Financial Statements (Unaudited) (continued)

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as

36	MainStay MacKay Total Return Bond Fund

unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2019, the Fund did not hold any rights or warrants.

(L)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State

37

Notes to Financial Statements (Unaudited) (continued)

Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $4,613 and the Fund received cash collateral with a value of $4,780.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$781,455	$781,455

Total Fair Value		$781,455	$781,455

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(756,227)	$(756,227)

Total Fair Value		$(756,227)	$(756,227)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

38	MainStay MacKay Total Return Bond Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(1,442,041)	$(1,442,041)

Total Realized Gain (Loss)		$(1,442,041)	$(1,442,041)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$933,902	$933,902

Total Change in Unrealized Appreciation (Depreciation)		$933,902	$933,902

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$95,794,272	$95,794,272
Futures Contracts Short	$(84,721,097)	$(84,721,097)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

Effective February 28, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.88% and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.90% and Class I, 0.60%. New York Life Investments would have applied an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $3,017,940 and waived its fees and/or reimbursed expenses in the amount of $263,449.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

39

Notes to Financial Statements (Unaudited) (continued)

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan under the Class R2 and R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,630
Class R2	37
Class R3	91

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,468 and $1,553, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $607, $1,317 and $800, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$26,712
Investor Class	7,850
Class B	3,882
Class C	20,977
Class I	582,330
Class R1	1,884
Class R2	43
Class R3	106

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$38,713	$346,152	$(367,621)	$—	$—	$17,244	$346	$—	17,244

40	MainStay MacKay Total Return Bond Fund

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$25,518	100.0%
Class R2	29,164	37.8
Class R3	27,181	14.2
Class R6	27,716	0.0

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,250,801,480	$23,419,397	$(3,678,897)	$19,740,500

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $40,344,720 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$10,892	$29,453

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$32,018,371
Return of Capital	359,509
Total	$32,377,880

Note 5–Restricted Securities

Restricted securities, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of April 30, 2019, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	04/30/19 Value	Percent of Net Assets

ION Media Networks, Inc. Common Stock	3/12/10	2	$—	$1,239	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period

41

Notes to Financial Statements (Unaudited) (continued)

ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of U.S. government securities were $596,684 and $541,383, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $136,639 and $174,608, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	853,805	$8,758,082
Shares issued to shareholders in reinvestment of dividends and distributions	55,934	576,482
Shares redeemed	(809,564)	(8,328,164)

Net increase (decrease) in shares outstanding before conversion	100,175	1,006,400
Shares converted into Class A (See Note 1)	54,923	568,402
Shares converted from Class A (See Note 1)	(22,282)	(233,459)

Net increase (decrease)	132,816	$1,341,343

Year ended October 31, 2018:
Shares sold	646,872	$6,730,274
Shares issued to shareholders in reinvestment of dividends and distributions	105,387	1,090,579
Shares redeemed	(1,591,300)	(16,459,345)

Net increase (decrease) in shares outstanding before conversion	(839,041)	(8,638,492)
Shares converted into Class A (See Note 1)	57,271	595,321
Shares converted from Class A (See Note 1)	(22,900)	(235,989)

Net increase (decrease)	(804,670)	$(8,279,160)

Investor Class	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	45,202	$469,113
Shares issued to shareholders in reinvestment of dividends and distributions	6,939	71,897
Shares redeemed	(46,606)	(482,170)

Net increase (decrease) in shares outstanding before conversion	5,535	58,840
Shares converted into Investor Class (See Note 1)	37,187	389,300
Shares converted from Investor Class (See Note 1)	(22,661)	(235,339)

Net increase (decrease)	20,061	$212,801

Year ended October 31, 2018:
Shares sold	92,112	$961,578
Shares issued to shareholders in reinvestment of dividends and distributions	12,343	128,305
Shares redeemed	(134,085)	(1,397,882)

Net increase (decrease) in shares outstanding before conversion	(29,630)	(307,999)
Shares converted into Investor Class (See Note 1)	35,937	373,239
Shares converted from Investor Class (See Note 1)	(48,997)	(511,997)

Net increase (decrease)	(42,690)	$(446,757)

Class B	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	7,357	$75,742
Shares issued to shareholders in reinvestment of dividends and distributions	2,228	22,961
Shares redeemed	(48,053)	(493,180)

Net increase (decrease) in shares outstanding before conversion	(38,468)	(394,477)
Shares converted from Class B (See Note 1)	(8,411)	(86,687)

Net increase (decrease)	(46,879)	$(481,164)

Year ended October 31, 2018:
Shares sold	12,295	$128,294
Shares issued to shareholders in reinvestment of dividends and distributions	4,910	50,891
Shares redeemed	(161,840)	(1,682,708)

Net increase (decrease) in shares outstanding before conversion	(144,635)	(1,503,523)
Shares converted from Class B (See Note 1)	(21,213)	(220,574)

Net increase (decrease)	(165,848)	$(1,724,097)

42	MainStay MacKay Total Return Bond Fund

Class C	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	204,886	$2,097,990
Shares issued to shareholders in reinvestment of dividends and distributions	12,252	126,446
Shares redeemed	5,745,893	(3,230,549)

Net increase (decrease) in shares outstanding before conversion	5,963,031	(1,006,113)
Shares converted from Class C (See Note 1)	(6,097,904)	(412,829)

Net increase (decrease)	(134,873)	$(1,418,942)

Year ended October 31, 2018:
Shares sold	182,074	$1,911,951
Shares issued to shareholders in reinvestment of dividends and distributions	22,571	233,997
Shares redeemed	(634,539)	(6,587,915)

Net increase (decrease)	(429,894)	$(4,441,967)

Class I	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	8,544,002	$88,069,631
Shares issued to shareholders in reinvestment of dividends and distributions	1,486,690	15,316,848
Shares redeemed	(13,946,261)	(80,953,024)

Net increase (decrease) in shares outstanding before conversion	(3,915,569)	22,433,455
Shares converted into Class I (See Note 1)	1,037	10,612
Shares converted from Class I (See Note 1)	(39,756)	(63,113,303)

Net increase (decrease)	(3,954,288)	$(40,669,236)

Year ended October 31, 2018:
Shares sold	43,612,068	$454,957,796
Shares issued to shareholders in reinvestment of dividends and distributions	2,547,046	26,362,305
Shares redeemed	(31,247,501)	(327,541,975)

Net increase (decrease) in shares outstanding before conversion	14,911,613	153,778,126
Shares converted from Class I (See Note 1)	(24,584,708)	(254,697,571)

Net increase (decrease)	(9,673,095)	$(100,919,445)

Class R1	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	20,575	$210,604
Shares issued to shareholders in reinvestment of dividends and distributions	4,604	47,235
Shares redeemed	(433,599)	(4,522,526)

Net increase (decrease)	(408,420)	$(4,264,687)

Year ended October 31, 2018:
Shares sold	108,665	$1,139,483
Shares issued to shareholders in reinvestment of dividends and distributions	10,210	105,498
Shares redeemed	(49,025)	(509,717)

Net increase (decrease)	69,850	$735,264

Class R2	Shares	Amount
Six-month period ended April 30, 2019:
Shares issued to shareholders in reinvestment of dividends and distributions	99	$1,017

Net increase (decrease)	99	$1,017

Year ended October 31, 2018:
Shares issued to shareholders in reinvestment of dividends and distributions	209	$2,165
Shares redeemed	(4,894)	(50,985)

Net increase (decrease)	(4,685)	$(48,820)

Class R3	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	1,600	$16,354
Shares issued to shareholders in reinvestment of dividends and distributions	41	417
Shares redeemed	(459)	(4,663)

Net increase (decrease)	1,182	$12,108

Year ended October 31, 2018:
Shares sold	14,607	$150,022
Shares issued to shareholders in reinvestment of dividends and distributions	83	865
Shares redeemed	(6,248)	(65,702)

Net increase (decrease)	8,442	$85,185

Class R6	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	3,291,385	$33,714,404
Shares issued to shareholders in reinvestment of dividends and distributions	228,674	2,360,136
Shares redeemed	(3,463,015)	(35,456,740)

Net increase (decrease) in shares outstanding before conversion	57,044	617,800
Shares converted into Class R6 (See Note 1)	6,097,904	63,113,303

Net increase (decrease)	6,154,948	$63,731,103

Year ended October 31, 2018:
Shares sold	2,213,200	$22,761,390
Shares issued to shareholders in reinvestment of dividends and distributions	352,035	3,617,552
Shares redeemed	(15,269,836)	(156,596,001)

Net increase (decrease) in shares outstanding before conversion	(12,704,601)	(130,217,059)
Shares converted into Class R6 (See Note 1)	24,584,708	254,697,571

Net increase (decrease)	11,880,107	$124,480,512

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies

43

Notes to Financial Statements (Unaudited) (continued)

certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay MacKay Total Return Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of

New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the Advisory Agreements in

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The

Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

46	MainStay MacKay Total Return Bond Fund

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its benchmark index and peer funds over the recent period and performed favorably relative to or in line with its benchmark index and peer funds over longer-term periods. The Board considered its discussions with representatives from New York Life Investments and MacKay Shields regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of

New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board considered that New York Life Investments proposed a reduction in the expense limitation for Class A shares, effective February 28, 2019, and noted that New York Life Investments would continue to apply an equivalent waiver or reimbursement as the Class A shares waiver/reimbursement to the other applicable share classes of the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service

Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in

48	MainStay MacKay Total Return Bond Fund

a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

49

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

50	MainStay MacKay Total Return Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737263 MS065-19	MSTRB10-06/19 (NYLIM) NL229

MainStay MacKay U.S. Equity Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–1.08 4.68%	–3.12 2.52%	8.70 9.93%	13.95 14.60%	1.51 1.51%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.14 4.61	–3.21 2.42	8.57 9.81	13.74 14.39	1.56 1.56
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/29/2007	3.45 4.32	0.87 1.72	9.01 9.01	13.54 13.54	2.32 2.32
Class I Shares	No Sales Charge		6/29/2007	4.80	2.77	10.20	14.86	1.26

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Index[3]	10.00%	13.33%	11.41%	15.39%
Morningstar Large Blend Category Average[4]	9.02	10.88	9.71	13.89

3.

The Russell 1000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,046.80	$7.46	$1,017.51	$7.35	1.46%

Investor Class Shares	$1,000.00	$1,046.10	$7.81	$1,017.16	$7.70	1.53%

Class C Shares	$1,000.00	$1,043.20	$11.55	$1,013.49	$11.38	2.28%

Class I Shares	$1,000.00	$1,048.00	$6.20	$1,018.75	$6.11	1.21%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Industry Composition as of April 30, 2019 (Unaudited)

Software	7.4%

Interactive Media & Services	5.1

Banks	4.8

Semiconductors & Semiconductor Equipment	4.4

Oil, Gas & Consumable Fuels	4.0

Internet & Direct Marketing Retail	3.9

IT Services	3.9

Technology Hardware, Storage & Peripherals	3.9

Specialty Retail	3.8

Equity Real Estate Investment Trusts	3.1

Capital Markets	3.0

Health Care Equipment & Supplies	3.0

Pharmaceuticals	3.0

Insurance	2.8

Entertainment	2.5

Hotels, Restaurants & Leisure	2.3

Aerospace & Defense	2.2

Chemicals	2.0

Diversified Financial Services	2.0

Food Products	2.0

Health Care Providers & Services	1.8

Life Sciences Tools & Services	1.8

Biotechnology	1.6

Communications Equipment	1.6

Diversified Telecommunication Services	1.6

Beverages	1.4

Machinery	1.4

Household Products	1.3

Road & Rail	1.3

Industrial Conglomerates	1.2

Electric Utilities	1.1

Food & Staples Retailing	1.1

Electronic Equipment, Instruments & Components	0.9

Personal Products	0.9

Automobiles	0.8%

Multi-Utilities	0.8

Textiles, Apparel & Luxury Goods	0.8

Wireless Telecommunication Services	0.7

Commercial Services & Supplies	0.5

Energy Equipment & Services	0.5

Media	0.5

Tobacco	0.5

Air Freight & Logistics	0.4

Consumer Finance	0.4

Professional Services	0.4

Auto Components	0.3

Electrical Equipment	0.3

Independent Power & Renewable Electricity Producers	0.3

Real Estate Management & Development	0.3

Airlines	0.2

Building Products	0.2

Containers & Packaging	0.2

Diversified Consumer Services	0.2

Metals & Mining	0.2

Multiline Retail	0.2

Trading Companies & Distributors	0.2

Construction Materials	0.0	‡

Distributors	0.0	‡

Health Care Technology	0.0	‡

Household Durables	0.0	‡

Paper & Forest Products	0.0	‡

Water Utilities	0.0	‡

Exchange-Traded Funds	–0.9

Investment of Cash Collateral For Securities Loaned	0.1

Short-Term Investment	4.0

Other Assets, Less Liabilities	–0.2

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Berkshire Hathaway, Inc., Class B

7.	JPMorgan Chase & Co.

8.	Johnson & Johnson

9.	Exxon Mobil Corp.

10.	Bank of America Corp.

Top Five Short Positions as of April 30, 2019

1.	SPDR S&P 500 ETF Trust

8	MainStay MacKay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay U.S. Equity Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay U.S. Equity Opportunities Fund returned 4.80%, underperforming the 10.00% return of the Fund’s primary benchmark, the Russell 1000® Index. Over the same period, Class I shares also underperformed the 9.02% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Despite posting positive returns, the U.S. equity market experienced elevated volatility and underwent a significant reversal in terms of risk sentiment during the reporting period. After a choppy November 2018, markets plunged in December 2018, driven by strong risk-averse sentiment. Stock markets strongly rebounded in 2019, led by a rally in risky assets. In this investment climate, the Fund’s stock selection model proved broadly negative relative to the Russell 1000® Index, and was particularly weak in the consumer discretionary, health care and information technology sectors.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used total return swaps to gain long exposure to overweight the Index and short exposure to underlying equity stocks that we believe will underperform. We employ these strategies in an effort to seek returns that are in excess of the Index. During the reporting period, these derivatives had a negative impact on the Fund’s performance, as a result of the performance of the underlying equity positions.

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund. For more information about this change refer to the supplement dated December 18, 2018. Mona Patni and Migene Kim continue to serve as portfolio managers for the Fund.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributors to the Fund’s performance relative to the Russell 1000®

Index included financials and consumer staples. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance included the consumer discretionary, information technology and materials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included software and computer manufacturer Microsoft, online retailer Amazon, and interactive media & online social platform Facebook. The stocks that detracted the most from the Fund’s absolute performance included electronics maker Apple, pharmaceutical producer Tesaro and self-service financial transaction technology producer Diebold Nixdorf.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund made its largest initial purchase in specialty retailer Starbucks, which appeared to show improved momentum, valuation and sentiment measures. The Fund also added to its holdings in The Walt Disney Company, which appeared undervalued in comparison to its peers. Over the same period, the Fund sold its entire position in biotechnology developer Celgene in response to the company’s acquisition announcement by Bristol-Meyers. The Fund reduced its exposure to Apple, mentioned above, because of weaker sentiment and momentum measures.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its weightings relative to the Russell 1000® Index in the communication services and financials sectors. Conversely, the Fund reduced its weightings relative to the benchmark in the consumer discretionary and health care sectors.

How was the Fund positioned at the end of the reporting period?

The Fund ended the reporting period with its most overweight exposures, relative to the Russell 1000® Index, in the information technology and communication services sectors. The Fund held its most underweight exposures, relative to the benchmark, in the industrials and health care sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 97.0%†
Aerospace & Defense 2.2%
Boeing Co.	12,800	$4,834,432
General Dynamics Corp.	4,100	732,752
Harris Corp.	900	151,650
Huntington Ingalls Industries, Inc.	1,100	244,838
Lockheed Martin Corp.	4,700	1,566,651
Northrop Grumman Corp.	3,700	1,072,667
Raytheon Co.	6,600	1,172,094
Spirit AeroSystems Holdings, Inc., Class A	14,500	1,260,050
Textron, Inc.	5,900	312,700
TransDigm Group, Inc. (a)	400	193,008
United Technologies Corp.	16,700	2,381,587

		13,922,429

Air Freight & Logistics 0.4%
FedEx Corp.	5,700	1,079,922
United Parcel Service, Inc., Class B (b)	14,800	1,572,056

		2,651,978

Airlines 0.2%
Delta Air Lines, Inc.	9,500	553,755
Southwest Airlines Co. (b)	5,900	319,957
United Continental Holdings, Inc. (a)	5,900	524,274

		1,397,986

Auto Components 0.3%
Aptiv PLC	2,400	205,680
Lear Corp.	13,200	1,887,600

		2,093,280

Automobiles 0.8%
Ford Motor Co.	58,800	614,460
General Motors Co.	48,928	1,905,746
Tesla, Inc. (a)(c)	2,100	501,249
Thor Industries, Inc.	30,700	2,022,209

		5,043,664

Banks 4.8%
Bank of America Corp.	237,883	7,274,462
Bank OZK	64,900	2,118,985
BB&T Corp.	11,500	588,800
Citigroup, Inc.	55,568	3,928,658
Citizens Financial Group, Inc.	900	32,580
Fifth Third Bancorp	5,300	152,746
First Republic Bank	400	42,248
JPMorgan Chase & Co. (b)	74,519	8,647,930
KeyCorp	6,000	105,300
M&T Bank Corp.	1,300	221,091
PNC Financial Services Group, Inc.	8,200	1,122,826
Regions Financial Corp.	1,600	24,848
Texas Capital Bancshares, Inc. (a)	8,700	563,151
U.S. Bancorp	29,200	1,556,944

	Shares	Value
Banks (continued)
Wells Fargo & Co.	90,367	$4,374,666

		30,755,235

Beverages 1.4%
Brown-Forman Corp., Class B	300	15,987
Coca-Cola Co. (b)	81,789	4,012,569
Constellation Brands, Inc., Class A	1,900	402,173
Monster Beverage Corp. (a)	4,700	280,120
PepsiCo., Inc. (b)	30,584	3,916,281

		8,627,130

Biotechnology 1.6%
Alexion Pharmaceuticals, Inc. (a)	4,200	571,746
Alkermes PLC (a)	27,400	830,768
Alnylam Pharmaceuticals, Inc. (a)	700	62,538
Amgen, Inc. (b)	14,427	2,587,049
BioMarin Pharmaceutical, Inc. (a)	2,800	239,484
Bluebird Bio, Inc. (a)(c)	400	56,732
Exact Sciences Corp. (a)	1,500	148,035
Exelixis, Inc. (a)	2,000	39,320
Gilead Sciences, Inc.	45,700	2,972,328
Incyte Corp. (a)	2,700	207,360
Ionis Pharmaceuticals, Inc. (a)	1,000	74,330
Neurocrine Biosciences, Inc. (a)	700	50,568
Regeneron Pharmaceuticals, Inc. (a)	4,400	1,509,816
Sage Therapeutics, Inc. (a)	400	67,292
Sarepta Therapeutics, Inc. (a)	500	58,470
Seattle Genetics, Inc. (a)	760	51,513
Vertex Pharmaceuticals, Inc. (a)	5,400	912,492

		10,439,841

Building Products 0.2%
Johnson Controls International PLC	21,400	802,500
Masco Corp.	7,300	285,138
Owens Corning	2,700	138,429
Resideo Technologies, Inc. (a)	66	1,498

		1,227,565

Capital Markets 3.0%
Ameriprise Financial, Inc.	5,300	777,881
Bank of New York Mellon Corp.	14,700	730,002
BlackRock, Inc.	2,100	1,019,004
Charles Schwab Corp. (b)	21,000	961,380
CME Group, Inc.	6,400	1,144,960
Evercore, Inc., Class A	21,400	2,085,002
Goldman Sachs Group, Inc. (b)	6,600	1,359,072
Intercontinental Exchange, Inc.	9,400	764,690
Lazard, Ltd., Class A	52,940	2,058,307
LPL Financial Holdings, Inc.	27,700	2,052,293
Moody’s Corp.	2,200	432,564
Morgan Stanley (b)	21,300	1,027,725
MSCI, Inc.	200	45,076
Northern Trust Corp.	1,400	137,970

10	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Raymond James Financial, Inc.	25,400	$2,325,878
S&P Global, Inc.	4,300	948,838
State Street Corp.	4,230	286,202
T. Rowe Price Group, Inc.	2,500	268,750
TD Ameritrade Holding Corp.	9,500	499,510

		18,925,104

Chemicals 2.0%
Air Products & Chemicals, Inc.	3,500	720,265
Ashland Global Holdings, Inc.	1,000	80,530
Cabot Corp.	1,000	45,380
Celanese Corp.	3,200	345,248
CF Industries Holdings, Inc.	5,400	241,812
Chemours Co.	32,300	1,163,123
Dow, Inc. (a)	17,833	1,011,666
DowDuPont, Inc. (b)	52,100	2,003,245
Eastman Chemical Co.	3,400	268,192
Ecolab, Inc. (b)	4,400	809,952
Huntsman Corp.	49,700	1,105,328
Linde PLC (b)	11,200	2,018,912
LyondellBasell Industries N.V., Class A	7,193	634,638
Mosaic Co.	44,400	1,159,284
Olin Corp.	3,900	84,591
PPG Industries, Inc. (b)	2,900	340,750
Sherwin-Williams Co.	1,900	864,177
Westlake Chemical Corp.	900	62,775

		12,959,868

Commercial Services & Supplies 0.5%
Cintas Corp.	2,100	455,994
Clean Harbors, Inc. (a)	16,000	1,216,000
KAR Auction Services, Inc.	3,300	186,384
Republic Services, Inc. (b)	5,300	438,946
Waste Management, Inc.	10,000	1,073,400

		3,370,724

Communications Equipment 1.6%
Arista Networks, Inc. (a)	400	124,916
Cisco Systems, Inc. (b)	100,625	5,629,969
CommScope Holding Co., Inc. (a)	14,600	361,788
EchoStar Corp., Class A (a)	42,543	1,695,338
Juniper Networks, Inc.	65,500	1,818,935
Motorola Solutions, Inc.	1,600	231,856

		9,862,802

Construction Materials 0.0%‡
Vulcan Materials Co.	400	50,444

Consumer Finance 0.4%
American Express Co. (b)	13,500	1,582,605
Capital One Financial Corp.	7,500	696,225

	Shares	Value
Consumer Finance (continued)
Discover Financial Services	3,600	$293,364

		2,572,194

Containers & Packaging 0.2%
Avery Dennison Corp.	200	22,130
Ball Corp.	8,100	485,514
Berry Global Group, Inc. (a)	3,200	188,160
Crown Holdings, Inc. (a)	3,000	174,390
International Paper Co.	9,900	463,419
Owens-Illinois, Inc.	2,600	51,376
Packaging Corp. of America	1,000	99,160
Silgan Holdings, Inc.	800	23,952

		1,508,101

Distributors 0.0%‡
Genuine Parts Co.	300	30,762

Diversified Consumer Services 0.2%
Graham Holdings Co., Class B	1,500	1,115,145

Diversified Financial Services 2.0%
AXA Equitable Holdings, Inc.	93,900	2,130,591
Berkshire Hathaway, Inc., Class B (a)(b)	43,889	9,511,185
Voya Financial, Inc.	24,100	1,322,849

		12,964,625

Diversified Telecommunication Services 1.6%
AT&T, Inc. (b)	160,669	4,974,312
Verizon Communications, Inc. (b)	91,738	5,246,496

		10,220,808

Electric Utilities 1.1%
American Electric Power Co., Inc.	8,000	684,400
Duke Energy Corp.	13,200	1,202,784
Edison International	2,600	165,802
Entergy Corp.	400	38,760
Evergy, Inc.	300	17,346
Eversource Energy	3,100	222,146
Exelon Corp. (b)	22,500	1,146,375
FirstEnergy Corp.	3,900	163,917
NextEra Energy, Inc. (b)	9,500	1,847,180
PPL Corp.	7,000	218,470
Southern Co.	18,000	957,960
Xcel Energy, Inc.	6,500	367,250

		7,032,390

Electrical Equipment 0.3%
Acuity Brands, Inc.	1,000	146,330
AMETEK, Inc.	1,600	141,072
Eaton Corp. PLC	6,500	538,330
Emerson Electric Co.	9,900	702,801
Hubbell, Inc.	1,300	165,880
Regal Beloit Corp.	1,300	110,604

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Rockwell Automation, Inc.	1,200	$216,852

		2,021,869

Electronic Equipment, Instruments & Components 0.9%
Amphenol Corp., Class A	3,800	378,328
Arrow Electronics, Inc. (a)	1,200	101,412
Avnet, Inc.	16,400	797,204
CDW Corp.	19,100	2,016,960
Corning, Inc.	9,300	296,205
Jabil, Inc.	58,441	1,765,503
Keysight Technologies, Inc. (a)	400	34,812
Zebra Technologies Corp., Class A (a)	600	126,684

		5,517,108

Energy Equipment & Services 0.5%
Halliburton Co.	10,500	297,465
Patterson-UTI Energy, Inc.	153,200	2,081,988
Schlumberger, Ltd.	25,500	1,088,340

		3,467,793

Entertainment 2.5%
Activision Blizzard, Inc.	11,000	530,310
Cinemark Holdings, Inc.	49,200	2,068,860
Electronic Arts, Inc. (a)	3,800	359,670
Live Nation Entertainment, Inc. (a)	32,000	2,090,880
Netflix, Inc. (a)	9,700	3,594,238
Viacom, Inc., Class B	72,500	2,095,975
Walt Disney Co. (b)	38,149	5,225,269

		15,965,202

Equity Real Estate Investment Trusts 3.1%
Alexandria Real Estate Equities, Inc.	1,400	199,346
American Campus Communities, Inc.	3,300	155,760
American Homes 4 Rent, Class A	7,000	167,860
American Tower Corp. (b)	10,200	1,992,060
Apartment Investment & Management Co., Class A	3,801	187,617
Apple Hospitality REIT, Inc.	5,800	95,410
AvalonBay Communities, Inc.	3,200	642,976
Boston Properties, Inc.	2,000	275,240
Brandywine Realty Trust	5,400	83,106
Brixmor Property Group, Inc.	8,200	146,616
Camden Property Trust	2,200	221,430
Colony Capital, Inc.	6,800	34,952
CoreSite Realty Corp.	1,100	120,351
Corporate Office Properties Trust	3,100	86,428
Crown Castle International Corp.	9,700	1,220,066
CubeSmart	2,000	63,820
Digital Realty Trust, Inc.	2,200	258,962
Duke Realty Corp.	3,100	96,472
Empire State Realty Trust, Inc., Class A	1,500	23,190
EPR Properties	2,000	157,720

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Equinix, Inc.	1,900	$863,930
Equity Commonwealth	1,600	50,880
Equity LifeStyle Properties, Inc.	2,100	245,070
Equity Residential (b)	8,700	664,854
Essex Property Trust, Inc.	1,500	423,750
Federal Realty Investment Trust	900	120,465
Gaming and Leisure Properties, Inc.	4,900	197,862
HCP, Inc.	11,500	342,470
Healthcare Trust of America, Inc., Class A	5,000	137,900
Highwoods Properties, Inc.	2,800	124,824
Hospitality Properties Trust	4,600	119,600
Host Hotels & Resorts, Inc.	17,948	345,320
Iron Mountain, Inc.	6,900	224,112
Kimco Realty Corp.	9,900	172,161
Lamar Advertising Co., Class A	2,000	165,340
Liberty Property Trust	1,900	94,316
Life Storage, Inc.	1,300	123,877
Medical Properties Trust, Inc.	8,900	155,394
Mid-America Apartment Communities, Inc.	2,700	295,407
National Retail Properties, Inc.	3,800	199,956
Omega Healthcare Investors, Inc.	4,800	169,872
Outfront Media, Inc.	48,100	1,146,223
Park Hotels & Resorts, Inc.	4,900	157,192
Prologis, Inc. (b)	10,700	820,369
Public Storage	3,600	796,248
Realty Income Corp.	6,900	483,069
Regency Centers Corp.	3,600	241,812
Retail Properties of America, Inc., Class A	6,700	82,343
SBA Communications Corp. (a)	2,700	550,071
Senior Housing Properties Trust	7,100	57,013
Simon Property Group, Inc.	7,200	1,250,640
STORE Capital Corp.	3,400	113,288
Sun Communities, Inc.	2,000	246,160
Taubman Centers, Inc.	1,800	88,740
UDR, Inc.	6,400	287,680
Ventas, Inc.	8,600	525,546
VEREIT, Inc.	23,500	194,110
Vornado Realty Trust	3,400	235,076
Weingarten Realty Investors	3,300	95,502
Welltower, Inc.	9,000	670,770
Weyerhaeuser Co.	18,200	487,760

		19,996,354

Food & Staples Retailing 1.1%
Costco Wholesale Corp.	8,900	2,185,217
Kroger Co.	5,600	144,368
Sysco Corp.	6,300	443,331
U.S. Foods Holding Corp. (a)	11,050	403,878
Walgreens Boots Alliance, Inc.	13,700	733,909
Walmart, Inc.	29,800	3,064,632

		6,975,335

12	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food Products 2.0%
General Mills, Inc.	7,700	$396,319
Hershey Co.	300	37,455
Kraft Heinz Co.	4,500	149,580
McCormick & Co., Inc.	800	123,176
Mondelez International, Inc., Class A	27,100	1,378,035
Pilgrim’s Pride Corp. (a)	86,900	2,338,479
Post Holdings, Inc. (a)	18,800	2,120,264
Seaboard Corp.	306	1,375,647
TreeHouse Foods, Inc. (a)	31,100	2,083,078
Tyson Foods, Inc., Class A	33,700	2,527,837

		12,529,870

Health Care Equipment & Supplies 3.0%
Abbott Laboratories	38,900	3,094,884
Align Technology, Inc. (a)	800	259,744
Baxter International, Inc.	7,800	595,140
Becton Dickinson & Co.	5,100	1,227,774
Boston Scientific Corp. (a)	24,100	894,592
Cooper Cos., Inc.	2,300	666,816
Danaher Corp. (b)	12,300	1,629,012
Edwards Lifesciences Corp. (a)	3,300	581,031
Hill-Rom Holdings, Inc.	19,400	1,967,548
IDEXX Laboratories, Inc. (a)	600	139,200
Intuitive Surgical, Inc. (a)	2,100	1,072,323
Medtronic PLC (b)	28,200	2,504,442
STERIS PLC (a)	9,100	1,191,918
Stryker Corp.	6,400	1,209,024
Varian Medical Systems, Inc. (a)	12,650	1,722,551
Zimmer Biomet Holdings, Inc.	2,400	295,584

		19,051,583

Health Care Providers & Services 1.8%
AmerisourceBergen Corp.	15,800	1,181,208
Anthem, Inc.	5,000	1,315,150
Centene Corp. (a)	3,800	195,928
Cigna Corp. (a)	6,900	1,095,996
CVS Health Corp.	26,200	1,424,756
HCA Healthcare, Inc.	4,000	508,920
Humana, Inc.	2,000	510,820
Laboratory Corp. of America Holdings (a)	200	31,984
UnitedHealth Group, Inc.	21,254	4,953,670

		11,218,432

Health Care Technology 0.0%‡
Cerner Corp. (a)	800	53,160
Veeva Systems, Inc., Class A (a)	200	27,974

		81,134

Hotels, Restaurants & Leisure 2.3%
Aramark	66,700	2,073,036
Carnival Corp.	3,300	181,038
Chipotle Mexican Grill, Inc. (a)	200	137,608

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	18,600	$2,187,360
Hilton Worldwide Holdings, Inc.	2,800	243,572
Las Vegas Sands Corp. (b)	3,500	234,675
Marriott International, Inc., Class A	4,200	572,964
McDonald’s Corp. (b)	16,500	3,259,905
MGM Resorts International	100	2,663
Royal Caribbean Cruises, Ltd.	3,700	447,478
Starbucks Corp. (b)	53,600	4,163,648
Wynn Resorts, Ltd.	100	14,445
Yum China Holdings, Inc.	10,600	503,924
Yum! Brands, Inc.	4,000	417,560

		14,439,876

Household Durables 0.0%‡
D.R. Horton, Inc.	400	17,724

Household Products 1.3%
Church & Dwight Co., Inc.	600	44,970
Clorox Co.	1,000	159,730
Colgate-Palmolive Co.	15,400	1,120,966
Kimberly-Clark Corp.	6,200	795,956
Procter & Gamble Co. (b)	55,359	5,894,626

		8,016,248

Independent Power & Renewable Electricity Producers 0.3%
AES Corp.	120,500	2,062,960

Industrial Conglomerates 1.2%
3M Co. (b)	11,700	2,217,267
Carlisle Cos., Inc.	1,100	155,562
General Electric Co. (b)	170,000	1,728,900
Honeywell International, Inc. (b)	16,700	2,899,621
Roper Technologies, Inc.	1,500	539,550

		7,540,900

Insurance 2.8%
Aflac, Inc.	11,100	559,218
Allstate Corp.	4,597	455,379
American International Group, Inc.	23,400	1,113,138
Aon PLC	4,000	720,560
AXIS Capital Holdings, Ltd.	8,000	454,800
Brighthouse Financial, Inc. (a)	51,800	2,164,722
Chubb, Ltd. (b)	8,500	1,234,200
First American Financial Corp.	33,000	1,882,980
Hartford Financial Services Group, Inc.	900	47,079
Marsh & McLennan Cos., Inc.	8,500	801,465
MetLife, Inc.	59,800	2,758,574
Principal Financial Group, Inc.	300	17,148
Progressive Corp.	39,600	3,094,740
Prudential Financial, Inc.	6,602	697,897
Reinsurance Group of America, Inc.	4,400	666,644
Travelers Cos., Inc. (b)	4,000	575,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Willis Towers Watson PLC	1,300	$239,642

		17,483,186

Interactive Media & Services 5.1%
Alphabet, Inc. (a)
Class A (b)	6,737	8,077,394
Class C	6,923	8,227,847
Facebook, Inc., Class A (a)	55,800	10,791,720
IAC/InterActiveCorp (a)	10,900	2,450,756
Twitter, Inc. (a)	72,000	2,873,520

		32,421,237

Internet & Direct Marketing Retail 3.9%
Amazon.com, Inc. (a)	9,523	18,346,250
Booking Holdings, Inc. (a)	900	1,669,491
eBay, Inc.	11,900	461,125
Expedia Group, Inc.	18,232	2,367,243
Qurate Retail, Inc. (a)	123,000	2,097,150

		24,941,259

IT Services 3.9%
Accenture PLC, Class A (b)	16,211	2,961,263
Alliance Data Systems Corp.	3,200	512,320
Automatic Data Processing, Inc.	10,200	1,676,778
Booz Allen Hamilton Holding Corp.	12,800	758,912
Broadridge Financial Solutions, Inc.	3,000	354,390
Cognizant Technology Solutions Corp., Class A	9,300	678,528
Conduent, Inc. (a)	70,400	903,232
EPAM Systems, Inc. (a)	600	107,616
Euronet Worldwide, Inc. (a)	6,264	938,911
Fidelity National Information Services, Inc.	4,900	568,057
Fiserv, Inc. (a)	5,900	514,716
FleetCor Technologies, Inc. (a)	700	182,665
Genpact, Ltd.	2,000	72,600
Global Payments, Inc.	1,500	219,105
GoDaddy, Inc., Class A (a)	24,800	2,021,200
Leidos Holdings, Inc.	7,000	514,360
Mastercard, Inc., Class A (b)	21,300	5,415,312
Paychex, Inc.	3,700	311,947
PayPal Holdings, Inc. (a)(b)	29,000	3,270,330
Sabre Corp.	66,100	1,372,236
Square, Inc., Class A (a)	2,700	196,614
Total System Services, Inc.	4,300	439,632
VeriSign, Inc. (a)	2,800	552,860
WEX, Inc. (a)	400	84,120

		24,627,704

Life Sciences Tools & Services 1.8%
Agilent Technologies, Inc.	3,700	290,450
Bruker Corp.	46,800	1,806,480

	Shares	Value
Life Sciences Tools & Services (continued)
Charles River Laboratories International, Inc. (a)	12,100	$1,699,687
Illumina, Inc. (a)	2,400	748,800
IQVIA Holdings, Inc. (a)	17,100	2,375,190
Mettler-Toledo International, Inc. (a)	200	149,052
PRA Health Sciences, Inc. (a)	18,800	1,820,216
Thermo Fisher Scientific, Inc. (b)	8,200	2,275,090
Waters Corp. (a)	500	106,770

		11,271,735

Machinery 1.4%
AGCO Corp.	16,500	1,167,870
Allison Transmission Holdings, Inc.	3,500	164,010
Caterpillar, Inc. (b)	13,500	1,882,170
Crane Co.	1,300	110,565
Cummins, Inc.	3,600	598,644
Deere & Co.	6,100	1,010,343
Fortive Corp.	3,200	276,288
Illinois Tool Works, Inc.	5,600	871,528
Ingersoll-Rand PLC	5,900	723,399
ITT, Inc.	2,300	139,265
Lincoln Electric Holdings, Inc.	700	61,089
Oshkosh Corp.	2,000	165,180
PACCAR, Inc.	8,300	594,861
Parker-Hannifin Corp.	2,400	434,592
Stanley Black & Decker, Inc.	1,300	190,580
Terex Corp.	1,500	49,995
Timken Co.	400	19,180
Toro Co.	2,500	182,875
WABCO Holdings, Inc. (a)	1,400	185,416

		8,827,850

Media 0.5%
CBS Corp., Class B	800	41,016
Charter Communications, Inc., Class A (a)(b)	3,100	1,150,689
DISH Network Corp., Class A (a)	38,400	1,348,608
News Corp., Class B	52,000	649,480
Omnicom Group, Inc.	1,000	80,030

		3,269,823

Metals & Mining 0.2%
Newmont Goldcorp Corp.	3,800	118,028
Nucor Corp.	7,500	428,025
Reliance Steel & Aluminum Co.	1,600	147,136
Steel Dynamics, Inc.	19,200	608,256

		1,301,445

Multi-Utilities 0.8%
Ameren Corp.	3,200	232,864
CenterPoint Energy, Inc.	73,300	2,272,300
CMS Energy Corp.	400	22,220
Consolidated Edison, Inc.	3,600	310,176
Dominion Energy, Inc.	13,700	1,066,819

14	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
DTE Energy Co.	1,800	$226,278
Public Service Enterprise Group, Inc. (b)	6,700	399,655
Sempra Energy	3,900	499,005
WEC Energy Group, Inc.	3,400	266,662

		5,295,979

Multiline Retail 0.2%
Dollar General Corp.	3,600	453,924
Dollar Tree, Inc. (a)	2,400	267,072
Target Corp.	8,500	658,070

		1,379,066

Oil, Gas & Consumable Fuels 4.0%
Cheniere Energy, Inc. (a)	400	25,740
Chevron Corp. (b)	42,159	5,061,609
Concho Resources, Inc.	1,700	196,146
ConocoPhillips	22,000	1,388,640
Devon Energy Corp.	800	25,712
Diamondback Energy, Inc.	200	21,278
EOG Resources, Inc.	10,400	998,920
Exxon Mobil Corp. (b)	95,445	7,662,324
Hess Corp.	500	32,060
HollyFrontier Corp.	28,919	1,380,304
Kinder Morgan, Inc. (b)	30,100	598,087
Marathon Petroleum Corp.	23,586	1,435,680
Occidental Petroleum Corp.	13,000	765,440
ONEOK, Inc.	5,204	353,508
Phillips 66	6,400	603,328
Pioneer Natural Resources Co.	1,900	316,274
Targa Resources Corp.	28,100	1,128,215
Valero Energy Corp.	29,059	2,634,489
Williams Cos., Inc.	17,700	501,441

		25,129,195

Paper & Forest Products 0.0%‡
Domtar Corp.	4,000	195,600

Personal Products 0.9%
Estee Lauder Cos., Inc., Class A	9,300	1,597,833
Herbalife Nutrition, Ltd. (a)	37,700	1,992,445
Nu Skin Enterprises, Inc., Class A	38,900	1,978,843

		5,569,121

Pharmaceuticals 3.0%
Allergan PLC	5,900	867,300
Bristol-Myers Squibb Co. (b)	31,700	1,471,831
Eli Lilly & Co. (b)	18,200	2,130,128
Johnson & Johnson	60,592	8,555,590
Mylan N.V. (a)	838	22,618
Pfizer, Inc.	127,111	5,161,978
Zoetis, Inc.	8,300	845,272

		19,054,717

	Shares	Value
Professional Services 0.4%
CoStar Group, Inc. (a)	100	$49,625
IHS Markit, Ltd. (a)	3,300	188,958
ManpowerGroup, Inc.	4,898	470,404
Nielsen Holdings PLC	25,400	648,462
Robert Half International, Inc.	7,900	490,511
Verisk Analytics, Inc.	3,100	437,534

		2,285,494

Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A (a)	7,700	400,939
Jones Lang LaSalle, Inc.	7,000	1,081,990
Realogy Holdings Corp. (c)	7,600	98,952

		1,581,881

Road & Rail 1.3%
AMERCO	100	37,317
CSX Corp.	14,100	1,122,783
Genesee & Wyoming, Inc., Class A (a)	800	70,920
J.B. Hunt Transport Services, Inc.	2,000	188,960
Knight-Swift Transportation Holdings, Inc.	3,500	116,725
Landstar System, Inc.	1,300	141,648
Norfolk Southern Corp.	5,500	1,122,110
Old Dominion Freight Line, Inc.	1,600	238,848
Ryder System, Inc.	17,800	1,121,400
Schneider National, Inc., Class B	50,000	1,045,000
Union Pacific Corp. (b)	16,900	2,991,976

		8,197,687

Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc. (a)	10,400	287,352
Analog Devices, Inc.	5,800	674,192
Applied Materials, Inc.	46,300	2,040,441
Broadcom, Inc.	9,000	2,865,600
Intel Corp. (b)	105,632	5,391,457
KLA-Tencor Corp.	2,700	344,196
Lam Research Corp.	11,900	2,468,417
Maxim Integrated Products, Inc.	400	24,000
Microchip Technology, Inc.	2,000	199,780
Micron Technology, Inc. (a)	63,200	2,658,192
MKS Instruments, Inc.	1,500	136,515
NVIDIA Corp. (b)	12,000	2,172,000
NXP Semiconductors N.V.	24,300	2,566,566
ON Semiconductor Corp. (a)	40,889	942,901
Qorvo, Inc. (a)	2,800	211,708
QUALCOMM, Inc.	23,000	1,980,990
Skyworks Solutions, Inc.	3,800	335,084
Texas Instruments, Inc. (b)	19,700	2,321,251
Xilinx, Inc.	3,500	420,490

		28,041,132

Software 7.4%
Adobe, Inc. (a)	10,400	3,008,200
ANSYS, Inc. (a)	200	39,160

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Autodesk, Inc. (a)	3,200	$570,272
Cadence Design Systems, Inc. (a)	6,500	450,970
CDK Global, Inc.	29,500	1,779,440
Citrix Systems, Inc.	3,200	323,072
Fair Isaac Corp. (a)	700	195,825
Fortinet, Inc. (a)	3,700	345,654
Intuit, Inc.	4,600	1,154,876
LogMeIn, Inc.	20,100	1,656,240
Microsoft Corp. (b)	176,508	23,051,945
Nuance Communications, Inc. (a)	98,800	1,662,804
Oracle Corp.	80,062	4,429,830
Palo Alto Networks, Inc. (a)	2,200	547,426
Salesforce.com, Inc. (a)	16,000	2,645,600
ServiceNow, Inc. (a)	2,900	787,379
Splunk, Inc. (a)	1,000	138,040
Symantec Corp.	81,300	1,968,273
Synopsys, Inc. (a)	600	72,648
Teradata Corp. (a)	38,200	1,736,954
VMware, Inc., Class A (b)	1,700	347,021
Workday, Inc., Class A (a)	1,800	370,134

		47,281,763

Specialty Retail 3.8%
Advance Auto Parts, Inc.	12,400	2,062,368
AutoZone, Inc. (a)	200	205,662
Best Buy Co., Inc.	31,100	2,314,151
Dick’s Sporting Goods, Inc.	47,100	1,742,700
Foot Locker, Inc.	32,900	1,882,209
Home Depot, Inc.	24,929	5,078,037
L Brands, Inc.	68,100	1,746,084
Lowe’s Cos., Inc. (b)	27,700	3,133,978
O’Reilly Automotive, Inc. (a)	1,000	378,570
Ross Stores, Inc.	4,800	468,768
TJX Cos., Inc.	23,200	1,273,216
Tractor Supply Co.	20,500	2,121,750
Urban Outfitters, Inc. (a)	60,800	1,807,584

		24,215,077

Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc. (b)	109,770	22,027,546
Dell Technologies, Inc., Class C (a)	26,144	1,762,367
Hewlett Packard Enterprise Co.	13,100	207,111
HP, Inc.	36,500	728,175
NetApp, Inc.	1,500	109,275
Western Digital Corp.	700	35,784
Xerox Corp.	5,500	183,480

		25,053,738

Textiles, Apparel & Luxury Goods 0.8%
Lululemon Athletica, Inc. (a)	200	35,270
NIKE, Inc., Class B (b)	25,200	2,213,316

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Skechers U.S.A., Inc., Class A (a)	57,800	$1,829,948
Under Armour, Inc., Class A (a)	22,800	526,452
VF Corp.	4,000	377,640

		4,982,626

Tobacco 0.5%
Philip Morris International, Inc. (b)	32,800	2,839,168

Trading Companies & Distributors 0.2%
Fastenal Co.	2,000	141,100
HD Supply Holdings, Inc. (a)	4,400	201,036
United Rentals, Inc. (a)	2,100	295,932
W.W. Grainger, Inc.	1,100	310,200
WESCO International, Inc. (a)	1,300	74,412

		1,022,680

Water Utilities 0.0%‡
American Water Works Co., Inc.	1,300	140,647

Wireless Telecommunication Services 0.7%
Sprint Corp. (a)	291,300	1,625,454
T-Mobile U.S., Inc. (a)	2,800	204,372
Telephone & Data Systems, Inc.	62,100	1,979,748
United States Cellular Corp. (a)	16,400	788,840

		4,598,414

Total Common Stocks (Cost $529,722,812)		616,682,687

Short-Term Investment 4.0%
Affiliated Investment Company 4.0%
MainStay U.S. Government Liquidity Fund, 2.20% (d)	25,342,705	25,342,705

Total Short-Term Investment (Cost $25,342,705)		25,342,705

Investment of Cash Collateral For Securities Loaned 0.1%
Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (d)	502,121	502,121

Total Investment of Cash Collateral For Securities Loaned (Cost $502,121)		502,121

Total Investments, Before Investments Sold Short (Cost $555,567,638)	101.1%	642,527,513

16	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Funds Sold Short (0.9%)
Exchange-Traded Fund (0.9%)
SPDR S&P 500 ETF Trust	(18,633)	$(5,478,475)

Total Investments Sold Short (Proceeds $5,447,915)		(5,478,475)

Total Investments, Net of Investments Sold Short (Cost $550,119,723)	100.2	637,049,038

Other Assets, Less Liabilities	(0.2)	(1,303,672)
Net Assets	100.0%	$635,745,366
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(H)).

(c)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $640,236; the total market value of collateral held by the Fund was $662,171. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $160,050 (See Note 2(K)).

(d)	Current yield as of April 30, 2019.

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2019 were as follows:

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Citigroup	22nd Century Group, Inc.	1 month LIBOR BBA minus 9.50%	7/19/2019	Monthly	$(147)	$34,486
Citigroup	2U, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(254)	6,453
Citigroup	3D Systems Corp.	1 month LIBOR BBA minus 1.10%	7/19/2019	Monthly	(174)	357
Citigroup	ABIOMED, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(68)	12,498
Citigroup	Aclaris Therapeutics, Inc.	1 month LIBOR BBA minus 1.00%	7/19/2019	Monthly	(651)	444,655
Citigroup	Aerie Pharmaceuticals, Inc.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(211)	32,019
Citigroup	Affiliated Managers Group, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(100)	467
Citigroup	Agios Pharmaceuticals, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(57)	7,096
Citigroup	Akamai Technologies, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,549	451,526
Citigroup	Alteryx, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	316	20,346
Citigroup	Altria Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,155	40,591
Citigroup	Amyris, Inc.	1 month LIBOR BBA minus 212.00%	7/19/2019	Monthly	(316)	104,875
Citigroup	Anadarko Petroleum Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	238	140,979
Citigroup	Applied Optoelectronics, Inc.	1 month LIBOR BBA minus 2.55%	7/19/2019	Monthly	(198)	9,701
Citigroup	Archer-Daniels-Midland Co.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	264	12,601
Citigroup	Atkore International Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	315	50,847
Citigroup	Avaya Holdings Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	309	51,489
Citigroup	BMC Stock Holdings, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	308	35,787
Citigroup	BWX Technologies, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(199)	5,332
Citigroup	CARBO Ceramics, Inc.	1 month LIBOR BBA minus 1.50%	7/19/2019	Monthly	(415)	276,913
Citigroup	Carbon Black, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(87)	229
Citigroup	Centennial Resource Development, Inc., Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(246)	74,693
Citigroup	Century Aluminum Co.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(221)	17,799
Citigroup	CNX Resources Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(282)	42,643
Citigroup	Coca-Cola Consolidated, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	255	105,271
Citigroup	Codexis, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(100)	5,831
Citigroup	Coeur Mining, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(191)	23,191
Citigroup	Comcast Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,564	683,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	Continental Resources, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	$(117)	$2,440
Citigroup	Copa Holdings S.A.	1 month LIBOR BBA minus 0.50%	7/19/2019	Monthly	(351)	26,476
Citigroup	Core-Mark Holding Co., Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	285	74,987
Citigroup	Coty, Inc.	1 month LIBOR BBA minus 1.50%	7/19/2019	Monthly	(102)	3,635
Citigroup	Customers BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	335	36,236
Citigroup	CVR Energy, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	345	29,031
Citigroup	Diamond Offshore Drilling, Inc.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(189)	29,188
Citigroup	DocuSign, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(115)	1,228
Citigroup	Ebix, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	269	38,621
Citigroup	Encore Wire Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	147	1,334
Citigroup	Everbridge, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(97)	664
Citigroup	Extended Stay America, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(231)	3,667
Citigroup	Fitbit, Inc., Class A	1 month LIBOR BBA minus 0.54%	7/19/2019	Monthly	(189)	20,478
Citigroup	Flagstar BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	330	27,393
Citigroup	Fluidigm Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	317	9,526
Citigroup	Forum Energy Technologies, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(230)	11,675
Citigroup	Frank’s International N.V.	1 month LIBOR BBA minus 0.80%	7/19/2019	Monthly	(268)	72,357
Citigroup	GNC Holdings, Inc., Class A	1 month LIBOR BBA minus 2.75%	7/19/2019	Monthly	(108)	30,933
Citigroup	Golar LNG Ltd.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(211)	25,553
Citigroup	GrubHub, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(261)	47,861
Citigroup	Harley-Davidson, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(176)	696
Citigroup	HealthEquity, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(206)	23,252
Citigroup	Hecla Mining Co.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(193)	18,609
Citigroup	Horizon Pharma PLC	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	267	103,488
Citigroup	Infinera Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(199)	20,005
Citigroup	Insight Enterprises, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	286	57,094
Citigroup	Instructure, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(194)	630
Citigroup	Insulet Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(186)	4,712
Citigroup	International Game Technology PLC	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(367)	49,279
Citigroup	Intra-Cellular Therapies, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(325)	117,433
Citigroup	Jazz Pharmaceuticals PLC	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(56)	4,613
Citigroup	Lannett Co, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	259	42,587
Citigroup	Lantheus Holdings, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	267	75,864
Citigroup	Lattice Semiconductor Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	168	12,343
Citigroup	Leggett & Platt, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(88)	9,385
Citigroup	MACOM Technology Solutions Holdings, Inc.	1 month LIBOR BBA minus 1.05%	7/19/2019	Monthly	(171)	17,810
Citigroup	Magellan Health, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	316	19,949
Citigroup	Matrix Service Co.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	315	12,494
Citigroup	Mattel, Inc.	1 month LIBOR BBA minus 0.90%	7/19/2019	Monthly	(355)	67,066
Citigroup	McDermott International, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(190)	5,064
Citigroup	MEDNAX, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(290)	63,098
Citigroup	Merck & Co, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	4,397	102,330
Citigroup	Meritor, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	318	56,890
Citigroup	Mohawk Industries, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(112)	3,267

18	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	National Vision Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	$(207)	$34,283
Citigroup	Nektar Therapeutics	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(203)	49,171
Citigroup	New York Community BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,980	2,162
Citigroup	Newell Brands, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(180)	29,516
Citigroup	Noble Corp. PLC	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(220)	34,249
Citigroup	NRG Energy, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,703	475,341
Citigroup	Ocular Therapeutix, Inc.	1 month LIBOR BBA minus 1.00%	7/19/2019	Monthly	(358)	190,560
Citigroup	Overstock.com, Inc.	1 month LIBOR BBA minus 20.00%	7/19/2019	Monthly	(187)	50,862
Citigroup	Pacira Pharmaceuticals, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	272	82,381
Citigroup	Pan American Silver Temp	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	— (a)	—
Citigroup	Paratek Pharmaceuticals, Inc.	1 month LIBOR BBA minus 2.60%	7/19/2019	Monthly	(296)	110,516
Citigroup	Party City Holdco, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(229)	96,814
Citigroup	Penumbra, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(205)	3,264
Citigroup	Pinnacle Financial Partners, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(227)	1,053
Citigroup	Premier, Inc., Class A	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(314)	38,654
Citigroup	Progress Software Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	148	2,582
Citigroup	Pulse Biosciences, Inc.	1 month LIBOR BBA minus 5.90%	7/19/2019	Monthly	(92)	1,463
Citigroup	Rent-A-Center, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	299	139,221
Citigroup	Revance Therapeutics, Inc.	1 month LIBOR BBA minus 1.05%	7/19/2019	Monthly	(127)	44,566
Citigroup	Royal Gold, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(172)	6,878
Citigroup	Schnitzer Steel Industries, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	281	14,979
Citigroup	Senseonics Holdings, Inc.	1 month LIBOR BBA minus 6.45%	7/19/2019	Monthly	(206)	45,596
Citigroup	Sirius XM Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(79)	2,344
Citigroup	SMART Global Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(217)	55,839
Citigroup	Southern Copper Corp.	1 month LIBOR BBA minus 0.60%	7/19/2019	Monthly	(229)	9,788
Citigroup	Surgery Partners, Inc.	1 month LIBOR BBA minus 1.00%	7/19/2019	Monthly	(133)	40,206
Citigroup	Synchrony Financial	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	226	23,724
Citigroup	The Hain Celestial Group, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(281)	3,823
Citigroup	TherapeuticsMD, Inc.	1 month LIBOR BBA minus 1.75%	7/19/2019	Monthly	(215)	59,094
Citigroup	Tile Shop Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(128)	50,767
Citigroup	TransEnterix, Inc.	1 month LIBOR BBA minus 14.50%	7/19/2019	Monthly	(183)	35,639
Citigroup	Transocean Ltd.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(210)	16,415
Citigroup	United Natural Foods, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(103)	12,629
Citigroup	USA Technologies, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(270)	172,838
Citigroup	Visa, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	6,052	735,041
Citigroup	WaVe Life Sciences Ltd.	1 month LIBOR BBA minus 1.45%	7/19/2019	Monthly	(204)	76,650
Citigroup	Wayfair, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(51)	2,146
Citigroup	Webster Financial Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(208)	11,881
Citigroup	Whiting Petroleum Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(240)	6,816
Citigroup	Xperi Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	287	65,899
Citigroup	Zillow Group, Inc., Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(298)	68,566
Citigroup	Zillow Group, Inc., Class C	1 month LIBOR BBA minus 0.50%	7/19/2019	Monthly	(205)	34,507
Citigroup	Zogenix, Inc.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(161)	4,832
Citigroup	Zscaler, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	319	2,117
					$13,329	$7,019,081

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Citigroup	AbbVie, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	$4,486	$(594,153)
Citigroup	Acacia Communications, Inc.	1 month LIBOR BBA minus 1.25%	7/19/2019	Monthly	(167)	(53,112)
Citigroup	Acadia Healthcare Co, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(296)	(46,661)
Citigroup	Accelerate Diagnostics, Inc.	1 month LIBOR BBA minus 23.00%	7/19/2019	Monthly	(181)	(9,285)
Citigroup	Altisource Portfolio Solutions S.A.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	199	(46,806)
Citigroup	Ambarella, Inc.	1 month LIBOR BBA minus 0.90%	7/19/2019	Monthly	(172)	(73,876)
Citigroup	AMC Entertainment Holdings Inc	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	430	(69,857)
Citigroup	Assertio Therapeutics, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	479	(202,822)
Citigroup	At Home Group, Inc.	1 month LIBOR BBA minus 0.70%	7/19/2019	Monthly	(178)	(26,712)
Citigroup	Avalara, Inc.	1 month LIBOR BBA minus 1.40%	7/19/2019	Monthly	(164)	(71,488)
Citigroup	AxoGen, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(191)	(41,722)
Citigroup	Barnes & Noble, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	159	(13,421)
Citigroup	Biogen, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,578	(516,640)
Citigroup	BOK Financial Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(251)	(9,805)
Citigroup	Boot Barn Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(99)	(1,804)
Citigroup	Camping World Holdings, Inc., Class A	1 month LIBOR BBA minus 6.55%	7/19/2019	Monthly	(208)	(9,503)
Citigroup	Carbonite, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	313	(6,150)
Citigroup	CarMax, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(48)	(13,879)
Citigroup	Carvana Co.	1 month LIBOR BBA minus 2.70%	7/19/2019	Monthly	(141)	(123,625)
Citigroup	Ceridian HCM Holding, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(291)	(27,719)
Citigroup	Choice Hotels International, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(134)	(7,203)
Citigroup	Cognex Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(97)	(4,083)
Citigroup	Collegium Pharmaceutical, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	333	(49,253)
Citigroup	CONSOL Energy, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	347	(25,145)
Citigroup	Credit Acceptance Corp.	1 month LIBOR BBA minus 1.75%	7/19/2019	Monthly	(132)	(16,642)
Citigroup	Cullen/Frost Bankers, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(180)	(2,579)
Citigroup	Cymabay Therapeutics, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(191)	(11,551)
Citigroup	Dean Foods Co.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	229	(129,437)
Citigroup	Delek US Holdings, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	359	(3,633)
Citigroup	Discovery, Inc., Class A	1 month LIBOR BBA minus 1.20%	7/19/2019	Monthly	(98)	(7,084)
Citigroup	Dorman Products, Inc.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(197)	(22,131)
Citigroup	Dril-Quip, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(194)	(36,679)
Citigroup	Elastic NV	1 month LIBOR BBA minus 1.30%	7/19/2019	Monthly	(311)	(5,256)
Citigroup	elf Beauty, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(190)	(24,867)
Citigroup	Endo International PLC	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	310	(26,111)
Citigroup	Energizer Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(253)	(5,874)
Citigroup	Evo Payments, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(186)	(9,675)
Citigroup	Evolus, Inc.	1 month LIBOR BBA minus 58.00%	7/19/2019	Monthly	(147)	(52,349)
Citigroup	Extraction Oil & Gas, Inc.	1 month LIBOR BBA minus 0.70%	7/19/2019	Monthly	(287)	(8,993)
Citigroup	First Horizon National Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(94)	(3,672)
Citigroup	First Solar, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(214)	(32,192)
Citigroup	Five Below, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(88)	(14,346)
Citigroup	Floor & Décor Holdings, Inc., Class A	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(247)	(102,958)

20	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	ForeScout Technologies, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	$(131)	$(79,169)
Citigroup	Fossil Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	441	(157,636)
Citigroup	Fox Factory Holding Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(196)	(52,351)
Citigroup	Freeport-McMoRan, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	137	(8,115)
Citigroup	Freshpet, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(95)	(12,590)
Citigroup	Funko, Inc.	1 month LIBOR BBA minus 2.50%	7/19/2019	Monthly	(174)	(28,390)
Citigroup	GameStop Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	166	(25,657)
Citigroup	GCI Liberty, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(154)	(30,588)
Citigroup	Gentex Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(197)	(24,212)
Citigroup	Genworth Financial, Inc., Class A	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	384	(49,911)
Citigroup	Gogo, Inc.	1 month LIBOR BBA minus 3.35%	7/19/2019	Monthly	(192)	(55,037)
Citigroup	GoPro, Inc., Class A	1 month LIBOR BBA minus 1.35%	7/19/2019	Monthly	(75)	(22,838)
Citigroup	Grand Canyon Education, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(104)	(319)
Citigroup	Graphic Packaging Holding Co.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(209)	(24,079)
Citigroup	GTT Communications, Inc.	1 month LIBOR BBA minus 20.00%	7/19/2019	Monthly	(172)	(105,298)
Citigroup	Heidrick & Struggles International, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	310	(34,474)
Citigroup	Hilton Grand Vacations, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(232)	(20,603)
Citigroup	Hyatt Hotels Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(248)	(5,170)
Citigroup	Impinj, Inc.	1 month LIBOR BBA minus 5.00%	7/19/2019	Monthly	(232)	(107,805)
Citigroup	Inspire Medical Systems, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(76)	(1,420)
Citigroup	Integer Holdings Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	282	(33,816)
Citigroup	Intelsat S.A.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(101)	(32,248)
Citigroup	Interactive Brokers Group, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(267)	(4,210)
Citigroup	International Business Machines Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,980	(137,797)
Citigroup	IPG Photonics Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(157)	(35,094)
Citigroup	Kosmos Energy Ltd.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(260)	(49,795)
Citigroup	LCI Industries	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(135)	(5,466)
Citigroup	LGI Homes, Inc.	1 month LIBOR BBA minus 0.80%	7/19/2019	Monthly	(67)	(50,779)
Citigroup	Liberty Broadband Corp., Class A	1 month LIBOR BBA minus 0.60%	7/19/2019	Monthly	(234)	(70,923)
Citigroup	Liberty Broadband Corp., Class C	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(83)	(26,033)
Citigroup	Liberty Media Corp., Class A	1 month LIBOR BBA minus 0.50%	7/19/2019	Monthly	(314)	(63,430)
Citigroup	Liberty Media Corp., Class C	1 month LIBOR BBA minus 0.80%	7/19/2019	Monthly	(144)	(34,143)
Citigroup	Liberty TripAdvisor Holdings, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	385	(50,660)
Citigroup	LSB Industries, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(26)	(2,340)
Citigroup	Lumber Liquidators Holdings, Inc.	1 month LIBOR BBA minus 0.80%	7/19/2019	Monthly	(225)	(1,052)
Citigroup	Mallinckrodt PLC	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	364	(121,107)
Citigroup	MarketAxess Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(88)	(23,711)
Citigroup	Match Group, Inc.	1 month LIBOR BBA minus 0.60%	7/19/2019	Monthly	(268)	(22,222)
Citigroup	MBIA, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(193)	(1,926)
Citigroup	McKesson Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	227	(12,104)
Citigroup	Medicines Co.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(160)	(99,109)
Citigroup	Medpace Holdings, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	320	(5,824)
Citigroup	Motorcar Parts of America, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(196)	(8,303)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	Navient Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	$(371)	$(1,460)
Citigroup	NextGen Healthcare, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	186	(3,622)
Citigroup	nLight, Inc.	1 month LIBOR BBA minus 0.75%	7/19/2019	Monthly	(179)	(63,570)
Citigroup	Noble Energy, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(33)	(7,733)
Citigroup	Novanta, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(103)	(1,671)
Citigroup	Office Depot, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	298	(54,622)
Citigroup	Omeros Corp.	1 month LIBOR BBA minus 6.15%	7/19/2019	Monthly	(170)	(86,231)
Citigroup	Papa John’s International, Inc.	1 month LIBOR BBA minus 5.00%	7/19/2019	Monthly	(187)	(2,203)
Citigroup	PBF Energy, Inc., Class A	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,987	(533,870)
Citigroup	Peabody Energy Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	381	(64,337)
Citigroup	PetIQ, Inc.	1 month LIBOR BBA minus 0.75%	7/19/2019	Monthly	(180)	(20,290)
Citigroup	Phibro Animal Health Corp., Class A	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	464	(117,091)
Citigroup	Pluralsight, Inc.	1 month LIBOR BBA minus 0.50%	7/19/2019	Monthly	(352)	(56,351)
Citigroup	Popular, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(75)	(6,074)
Citigroup	Pure Storage, Inc., Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(254)	(36,277)
Citigroup	Quad/Graphics, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	272	(36,562)
Citigroup	Red Robin Gourmet Burgers, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	195	(12,188)
Citigroup	RenaissanceRe Holdings Ltd.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(73)	(5,120)
Citigroup	Renewable Energy Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	363	(35,656)
Citigroup	Roku, Inc.	1 month LIBOR BBA minus 0.50%	7/19/2019	Monthly	(125)	(65,215)
Citigroup	RR Donnelley & Sons Co.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	307	(24,919)
Citigroup	Scorpio Tankers, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(217)	(67,984)
Citigroup	Shake Shack, Inc., Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(199)	(21,349)
Citigroup	ShotSpotter, Inc.	1 month LIBOR BBA minus 1.60%	7/19/2019	Monthly	(177)	(55,245)
Citigroup	Spectrum Brands Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(271)	(24,399)
Citigroup	Sterling BanCorp	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(233)	(8,544)
Citigroup	SunPower Corp.	1 month LIBOR BBA minus 7.25%	7/19/2019	Monthly	(193)	(41,087)
Citigroup	Synaptics, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	184	(8,888)
Citigroup	TechTarget, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(195)	(10,278)
Citigroup	TFS Financial Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(137)	(2,354)
Citigroup	The Buckle, Inc.	1 month LIBOR BBA minus 3.05%	7/19/2019	Monthly	(197)	(1,377)
Citigroup	The Children’s Place, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(189)	(26,124)
Citigroup	The Meet Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	318	(942)
Citigroup	Tidewater, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(200)	(4,601)
Citigroup	Tiffany & Co.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(18)	(3,255)
Citigroup	Trupanion, Inc.	1 month LIBOR BBA minus 16.85%	7/19/2019	Monthly	(174)	(56,045)
Citigroup	Unisys Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	170	(8,662)
Citigroup	United States Steel Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,113	(312,154)
Citigroup	United Therapeutics Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,195	(159,731)
Citigroup	Uniti Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	75	(31,991)
Citigroup	Universal Display Corp.	1 month LIBOR BBA minus 0.85%	7/19/2019	Monthly	(79)	(64,706)
Citigroup	Vail Resorts, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(110)	(4,229)
Citigroup	Varex Imaging Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	147	(5,995)

22	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	Varonis Systems, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	$(196)	$(46,236)
Citigroup	Veeco Instruments, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(208)	(9,134)
Citigroup	ViewRay, Inc.	1 month LIBOR BBA minus 2.05%	7/19/2019	Monthly	(162)	(6,130)
Citigroup	Visteon Corp.	1 month LIBOR BBA minus 0.50%	7/19/2019	Monthly	(250)	(20,529)
Citigroup	Wabtec Corp.	1 month LIBOR BBA minus 0.40%	7/19/2019	Monthly	(56)	(2,029)
Citigroup	Welbilt, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(288)	(18,283)
Citigroup	White Mountains Insurance Group Ltd.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(180)	(7,286)
Citigroup	Wingstop, Inc.	1 month LIBOR BBA minus 0.75%	7/19/2019	Monthly	(208)	(25,411)
Citigroup	Wintrust Financial Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(221)	(15,393)
Citigroup	Yext, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(170)	(51,151)
Citigroup	Zayo Group Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(144)	(31,172)
					$8,067	$(6,686,263)

1.	Fund pays the floating rate and receives the total return of the reference entity.

(a)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2019, the total market value of fair valued securities was $0, which represented less than one-tenth of a percent of the Fund’s net assets.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$616,682,687	$—	$—	$616,682,687
Short-Term Investment
Affiliated Investment Company	25,342,705	—	—	25,342,705
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	502,121	—	—	502,121

Total Investments in Securities	$642,527,513	$—	$—	$642,527,513

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	7,019,081	—	7,019,081

Total Investments in Securities and Other Financial Instruments	$642,527,513	$7,019,081	$—	$649,546,594

Liability Valuation Inputs
Exchange Traded Fund Sold Short	$(5,478,475)	$—	$—	$(5,478,475)
Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(6,686,263)	—	(6,686,263)

Total Investments in Securities Sold Short and Other Financial Instruments	$(5,478,475)	$(6,686,263)	$—	$(12,164,738)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities and unaffiliated investment companies before investments sold short, at value (identified cost $530,224,933) including securities on loan of $640,236	$617,184,808
Investment in affiliated investment company, at value (identified cost $25,342,705)	25,342,705
Receivables:
Investment securities sold	587,379
Dividends and interest	497,389
Fund shares sold	138,591
Securities lending income	130
Unrealized appreciation on OTC swap contracts	7,019,081
Other assets	42,221

Total assets	650,812,304

Liabilities
Investments sold short (proceeds $5,447,915)	5,478,475
Due to custodian	14,192
Payables:
Fund shares redeemed	1,423,862
Manager (See Note 3)	529,264
Collateral received for securities on loan	502,121
Custodian	133,021
Transfer agent (See Note 3)	109,241
NYLIFE Distributors (See Note 3)	79,869
Professional fees	43,589
Shareholder communication	40,463
Broker fees and charges on short sales	12,389
Trustees	2,188
Accrued expenses	12,001
Unrealized depreciation on OTC swap contracts	6,686,263

Total liabilities	15,066,938

Net assets	$635,745,366

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$76,491
Additional paid-in capital	540,639,463

540,715,954
Total distributable earnings (loss)	95,029,412

Net assets	$635,745,366

Class A
Net assets applicable to outstanding shares	$90,921,037

Shares of beneficial interest outstanding	10,811,227

Net asset value per share outstanding	$8.41
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.90

Investor Class
Net assets applicable to outstanding shares	$5,537,756

Shares of beneficial interest outstanding	671,937

Net asset value per share outstanding	$8.24
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.72

Class C
Net assets applicable to outstanding shares	$72,514,374

Shares of beneficial interest outstanding	10,232,924

Net asset value and offering price per share outstanding	$7.09

Class I
Net assets applicable to outstanding shares	$466,772,199

Shares of beneficial interest outstanding	54,774,722

Net asset value and offering price per share outstanding	$8.52

24	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$7,011,125
Securities lending	614,099
Dividends—affiliated	178,969
Interest	755

Total income	7,804,948

Expenses
Manager (See Note 3)	3,534,702
Distribution/Service—Class A (See Note 3)	115,982
Distribution/Service—Investor Class (See Note 3)	6,612
Distribution/Service—Class C (See Note 3)	408,359
Transfer agent (See Note 3)	297,536
Custodian	181,266
Dividends on investments sold short	86,111
Professional fees	56,652
Broker fees and charges on short sales	55,742
Registration	49,444
Shareholder communication	34,816
Trustees	9,702
Miscellaneous	21,354

Total expenses	4,858,278

Net investment income (loss)	2,946,670

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	26,602,961
Investments sold short	(1,723,263)
Swap transactions	(3,319,027)

Net realized gain (loss) on investments, investments sold short and swap transactions	21,560,671

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	8,803,283
Investments sold short	18,657
Swap contracts	(8,973,694)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(151,754)

Net realized and unrealized gain (loss) on investments, investments sold short and swap transactions	21,408,917

Net increase (decrease) in net assets resulting from operations	$24,355,587

(a)	Dividends recorded net of foreign withholding taxes in the amount of $683.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,946,670	$2,229,352
Net realized gain (loss) on investments, investments sold short and swap contracts	21,560,671	152,494,401
Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(151,754)	(139,718,975)

Net increase (decrease) in net assets resulting from operations	24,355,587	15,004,778

Distributions to shareholders:
Class A	(16,107,715)	(17,478,245)
Investor Class	(875,062)	(776,200)
Class C	(16,515,227)	(15,282,763)
Class I	(91,597,537)	(101,426,112)

Total distributions to shareholders	(125,095,541)	(134,963,320)

Capital share transactions:
Net proceeds from sale of shares	54,876,193	309,401,542
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	119,698,369	130,543,337
Cost of shares redeemed	(296,413,478)	(433,283,387)

Increase (decrease) in net assets derived from capital share transactions	(121,838,916)	6,661,492

Net increase (decrease) in net assets	(222,578,870)	(113,297,050)

Net Assets
Beginning of period	858,324,236	971,621,286

End of period	$635,745,366	$858,324,236

26	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.51	$10.91	$8.60	$8.93	$9.36	$10.31

Net investment income (loss) (a)	0.03	0.01	(0.02)	0.00 ‡	(0.01)	(0.04)

Net realized and unrealized gain (loss) on investments	0.32	0.11	2.48	(0.15)	1.05	1.53

Total from investment operations	0.35	0.12	2.46	(0.15)	1.04	1.49

Less dividends and distributions:

From net investment income	(0.06)	(0.30)	—	—	—	—

From net realized gain on investments	(1.39)	(1.22)	(0.15)	(0.18)	(1.47)	(2.44)

Total dividends and distributions	(1.45)	(1.52)	(0.15)	(0.18)	(1.47)	(2.44)

Net asset value at end of period	$8.41	$9.51	$10.91	$8.60	$8.93	$9.36

Total investment return (b)	4.68%	0.89%	28.96%	(1.72%)	12.27%	17.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.73%††	0.11%	(0.20%)	0.03%	(0.17%)	(0.47%)

Net expenses (before waiver/reimbursement) (c)(d)	1.46%††	1.50%	2.26%	2.62%	2.37%	2.45%

Portfolio turnover rate	82%	167%	124%	159%	152%	163%

Net assets at end of period (in 000’s)	$90,921	$109,168	$124,552	$157,903	$123,721	$18,611

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.43%	0.04%
October 31, 2018	1.41%	0.09%
October 31, 2017	1.37%	0.89%
October 31, 2016	1.35%	1.27%
October 31, 2015	1.32%	1.05%
October 31, 2014	1.30%	1.15%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.35	$10.75	$8.49	$8.82		$9.28	$10.25

Net investment income (loss) (a)	0.03	0.01	(0.03)	(0.00	) ‡	(0.02)	(0.06)

Net realized and unrealized gain (loss) on investments	0.31	0.10	2.44	(0.15)		1.03	1.53

Total from investment operations	0.34	0.11	2.41	(0.15)		1.01	1.47

Less dividends and distributions:

From net investment income	(0.06)	(0.29)	—	(0.00	)‡	—	(0.00)‡

From net realized gain on investments	(1.39)	(1.22)	(0.15)	(0.18)		(1.47)	(2.44)

Total dividends and distributions	(1.45)	(1.51)	(0.15)	(0.18)		(1.47)	(2.44)

Net asset value at end of period	$8.24	$9.35	$10.75	$8.49		$8.82	$9.28

Total investment return (b)	4.61%	0.84%	28.75%	(1.75%)		12.04%	17.66%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.65%††	0.05%	(0.28%)	(0.05%)		(0.26%)	(0.63%)

Net expenses (before waiver/reimbursement) (c)(d)	1.53%††	1.56%	2.29%	2.72%		2.50%	2.70%

Portfolio turnover rate	82%	167%	124%	159%		152%	163%

Net assets at end of period (in 000’s)	$5,538	$5,602	$5,449	$4,702		$3,938	$1,357

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.50%	0.04%
October 31, 2018	1.46%	0.10%
October 31, 2017	1.45%	0.84%
October 31, 2016	1.44%	1.28%
October 31, 2015	1.45%	1.05%
October 31, 2014	1.53%	1.17%

28	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$8.21		$9.62	$7.66	$8.04	$8.63	$9.76

Net investment income (loss) (a)	(0.00)		(0.06)	(0.09)	(0.06)	(0.08)	(0.12)

Net realized and unrealized gain (loss) on investments	0.27		0.09	2.20	(0.14)	0.96	1.43

Total from investment operations	0.27		0.03	2.11	(0.20)	0.88	1.31

Less dividends and distributions:

From net investment income	—		(0.22)	—	—	—	—

From net realized gain on investments	(1.39)		(1.22)	(0.15)	(0.18)	(1.47)	(2.44)

Total dividends and distributions	(1.39)		(1.44)	(0.15)	(0.18)	(1.47)	(2.44)

Net asset value at end of period	$7.09		$8.21	$9.62	$7.66	$8.04	$8.63

Total investment return (b)	4.32%		0.02%	27.93%	(2.55%)	11.32%	16.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.07	%)††	(0.70%)	(1.04%)	(0.81%)	(1.04%)	(1.43%)

Net expenses (before waiver/reimbursement) (c)(d)	2.28	% ††	2.32%	3.05%	3.46%	3.25%	3.42%

Portfolio turnover rate	82%		167%	124%	159%	152%	163%

Net assets at end of period (in 000’s)	$72,514		$101,169	$102,745	$84,108	$54,873	$6,229

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	2.24%	0.04%
October 31, 2018	2.22%	0.10%
October 31, 2017	2.21%	0.84%
October 31, 2016	2.19%	1.27%
October 31, 2015	2.20%	1.05%
October 31, 2014	2.28%	1.14%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.63	$11.03	$8.69	$9.00	$9.41	$10.34

Net investment income (loss) (a)	0.04	0.04	0.00 ‡	0.02	0.01	(0.01)

Net realized and unrealized gain (loss) on investments	0.33	0.10	2.50	(0.14)	1.05	1.53

Total from investment operations	0.37	0.14	2.50	(0.12)	1.06	1.52

Less dividends and distributions:

From net investment income	(0.09)	(0.32)	(0.01)	(0.01)	—	(0.01)

From net realized gain on investments	(1.39)	(1.22)	(0.15)	(0.18)	(1.47)	(2.44)

Total dividends and distributions	(1.48)	(1.54)	(0.16)	(0.19)	(1.47)	(2.45)

Net asset value at end of period	$8.52	$9.63	$11.03	$8.69	$9.00	$9.41

Total investment return (b)	4.80%	1.14%	29.17%	(1.40%)	12.44%	18.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.99%††	0.37%	0.05%	0.28%	0.15%	(0.09%)

Net expenses (before waiver/reimbursement) (c)(d)	1.21%††	1.26%	1.98%	2.38%	2.12%	2.24%

Portfolio turnover rate	82%	167%	124%	159%	152%	163%

Net assets at end of period (in 000’s)	$466,772	$642,384	$738,876	$668,653	$669,159	$509,379

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.18%	0.04%
October 31, 2018	1.16%	0.10%
October 31, 2017	1.12%	0.86%
October 31, 2016	1.10%	1.28%
October 31, 2015	1.07%	1.05%
October 31, 2014	1.05%	1.29%

30	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay U.S. Equity Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares of the Fund were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

31

Notes to Financial Statements (Unaudited) (continued)

inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from

32	MainStay MacKay U.S. Equity Opportunities Fund

market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(H)  Securities Sold Short.  During the six-month period ended April 30, 2019, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold

33

Notes to Financial Statements (Unaudited) (continued)

the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2019, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $640,236; the total market value of collateral held by the Fund was $662,171. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $160,050.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally

34	MainStay MacKay U.S. Equity Opportunities Fund

should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(N)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$7,019,081	$7,019,081

Total Fair Value		$7,019,081	$7,019,081

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(6,686,263)	$(6,686,263)

Total Fair Value		$(6,686,263)	$(6,686,263)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$(3,319,027)	$(3,319,027)

Total Realized Gain (Loss)		$(3,319,027)	$(3,319,027)

35

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$(8,973,694)	$(8,973,694)

Total Change in Unrealized Appreciation (Depreciation)		$(8,973,694)	$(8,973,694)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$153,902,717	$153,902,717
Swap Contracts Short	$(140,169,174)	$(140,169,174)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2019.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*

Citigroup	$7,019,081	$(6,686,263)	$—	$332,818

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2019.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Liabilities†

Citigroup	$6,686,263	$(6,686,263)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

(P)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effec-

tive January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2019, the effective management fee rate was 1.00% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the

36	MainStay MacKay U.S. Equity Opportunities Fund

other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages:1.60% for Investor Class shares and 2.35% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $3,534,702.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $8,914 and $2,438, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $2,130, $123 and $5,316, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$35,163
Investor Class	3,805
Class C	58,513
Class I	200,055

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$19,350	$100,996	$(95,003)	$—	$—	$25,343	$179	$—	25,343

37

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$557,225,315	$97,437,715	$(17,613,992)	$79,823,723

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$56,829,420
Long-Term Capital Gain	78,133,900
Total	$134,963,320

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $582,897 and $837,487, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	939,346	$7,650,578
Shares issued to shareholders in reinvestment of dividends and distributions	2,006,808	15,853,780
Shares redeemed	(3,623,098)	(28,901,599)

Net increase (decrease) in shares outstanding before conversion	(676,944)	(5,397,241)
Shares converted into Class A (See Note 1)	26,801	215,547
Shares converted from Class A (See Note 1)	(17,820)	(142,740)

Net increase (decrease)	(667,963)	$(5,324,434)

Year ended October 31, 2018:
Shares sold	3,630,706	$36,529,095
Shares issued to shareholders in reinvestment of dividends and distributions	1,783,649	17,230,047
Shares redeemed	(5,450,662)	(54,540,144)

Net increase (decrease) in shares outstanding before conversion	(36,307)	(781,002)
Shares converted into Class A (See Note 1)	123,949	1,243,314
Shares converted from Class A (See Note 1)	(21,360)	(212,730)

Net increase (decrease)	66,282	$249,582

38	MainStay MacKay U.S. Equity Opportunities Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	53,666	$432,716
Shares issued to shareholders in reinvestment of dividends and distributions	112,775	872,877
Shares redeemed	(97,702)	(752,504)

Net increase (decrease) in shares outstanding before conversion	68,739	553,089
Shares converted into Investor Class (See Note 1)	23,301	182,458
Shares converted from Investor Class (See Note 1)	(19,345)	(152,137)

Net increase (decrease)	72,695	$583,410

Year ended October 31, 2018:
Shares sold	183,384	$1,810,550
Shares issued to shareholders in reinvestment of dividends and distributions	81,358	772,900
Shares redeemed	(67,625)	(665,460)

Net increase (decrease) in shares outstanding before conversion	197,117	1,917,990
Shares converted into Investor Class (See Note 1)	21,462	210,178
Shares converted from Investor Class (See Note 1)	(126,028)	(1,243,314)

Net increase (decrease)	92,551	$884,854

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	776,729	$5,180,729
Shares issued to shareholders in reinvestment of dividends and distributions	2,309,128	15,424,979
Shares redeemed	(5,158,528)	(34,669,142)

Net increase (decrease) in shares outstanding before conversion	(2,072,671)	(14,063,434)
Shares converted from Class C (See Note 1)	(15,257)	(103,128)

Net increase (decrease)	(2,087,928)	$(14,166,562)

Year ended October 31, 2018:
Shares sold	2,899,015	$25,191,095
Shares issued to shareholders in reinvestment of dividends and distributions	1,684,806	14,152,374
Shares redeemed	(2,945,631)	(25,759,294)

Net increase (decrease)	1,638,190	$13,584,175

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	5,202,673	$41,612,170
Shares issued to shareholders in reinvestment of dividends and distributions	10,943,342	87,546,733
Shares redeemed	(28,063,809)	(232,090,233)

Net increase (decrease)	(11,917,794)	$(102,931,330)

Year ended October 31, 2018:
Shares sold	24,292,302	$245,870,802
Shares issued to shareholders in reinvestment of dividends and distributions	10,080,739	98,388,016
Shares redeemed	(34,642,086)	(352,318,489)

Net increase (decrease) in shares outstanding before conversion	(269,045)	(8,059,671)
Shares converted into Class I (See Note 1)	248	2,552

Net increase (decrease)	(268,797)	$(8,057,119)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the

39

Notes to Financial Statements (Unaudited) (continued)

plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court held that it would not lift the stay prior to further action from the Second Circuit. The court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The court has not yet ruled on the motion.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay MacKay U.S. Equity Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay U.S. Equity Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of

New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the Advisory Agreements in

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The

Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

42	MainStay MacKay U.S. Equity Opportunities Fund

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

44	MainStay MacKay U.S. Equity Opportunities Fund

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

45

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

46	MainStay MacKay U.S. Equity Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737447 MS065-19	MSUER10-06/19 (NYLIM) NL234

MainStay Target Date Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–0.03 5.79%	–2.00 3.70%	2.78 3.95%	6.94 7.54%	1.37 1.37%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.05 5.87	–2.01 3.69	2.73 3.90	6.86 7.47	2.04 2.04
Class I Shares	No Sales Charge		6/29/2007	6.05	3.97	4.23	7.83	1.12
Class R1 Shares	No Sales Charge		8/21/2014	5.96	3.84	3.74	N/A	1.22
Class R3 Shares	No Sales Charge		5/1/2008	5.69	3.33	3.62	7.19	1.72

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	9.76%	13.49%	11.63%	15.32%
MSCI EAFE® Index[4]	7.45	–3.22	2.60	7.95
Bloomberg Barclays U.S. Aggregate Bond Index[5]	5.49	5.29	2.57	3.72
Retirement 2010 Composite Index[6]	6.81	7.20	5.14	8.13
Morningstar Target Date 2000-2010 Category Average[7]	6.10	4.73	4.32	7.59

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2000-2010 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000-2010) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,057.90	$1.89	$1,022.96	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,058.70	$2.40	$1,022.46	$2.36	0.47%

Class I Shares	$1,000.00	$1,060.50	$0.61	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,059.60	$1.12	$1,023.70	$1.10	0.22%

Class R3 Shares	$1,000.00	$1,056.90	$3.67	$1,021.22	$3.61	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Retirement 2010 Fund returned 6.05%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, and the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the 6.81% return of the Retirement 2010 Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 6.10% return of the Morningstar Target Date 2000-2010 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, which detracted materially from active returns. The most prominent example of an Underlying Fund that struggled to meet its objective was IQ Chaikin U.S. Small Cap ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Fund’s overall stock/bond blend. The Fund increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by the end of the reporting period. Within equities, a preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities offset those gains to a degree. Among its fixed-income holdings, the Fund benefited from exposure to convertible high-yield municipal bonds and short-duration2 high-yield corporate bonds. Underweight exposure to leveraged loans also enhanced returns.

However, the Fund’s position in cash and short-maturity municipal bonds acted as a drag on relative performance.

Were there any changes to the Fund during the reporting period?

At a December 2018 Board meeting, the Board of Trustees approved the merger of MainStay Retirement 2010 Fund with and into MainStay Conservative Allocation Fund, effective on or about June 14, 2019. For more information, please refer to the Information Statement/Prospectus dated April 10, 2019.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy, and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by the end of the reporting period, it was again close to neutral.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Fund’s assets to stocks of developing nations over those of the developed world. Second,

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinational companies that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long-maturity bonds. Third, in 2018 we introduced a value bias to the Fund, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Fund, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads3 widened and valuations appeared more reasonable. Within speculative-grade credit, the Fund shied away from floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Fund’s duration slightly short in the expectation that the yield curve4 would steepen as it became clear, in our opinion, that growth remained entrenched and the next recession was still some distance off. The Fund’s positioning on credit mildly enhanced returns, but those positive effects were undercut by the negative effects of the Fund’s duration position.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period in part by reducing its positions in IQ Chaikin U.S. Large Cap ETF and IQ 50 Percent Hedged FTSE International ETF. The Fund kept some of the proceeds in cash rather than investing in fixed-income securities, given the potential for bond yields to rise.

Within equities, we modestly increased the Fund’s exposure to larger-cap securities, trimming holdings in IQ Chaikin U.S. Small Cap ETF while increasing holdings in MainStay MacKay Common Stock Fund and MainStay MAP Equity Fund.

A new Underlying Fund was also added during the reporting period: the IQ 500 International ETF. The Fund’s exposure to this Underlying Fund remained quite small as of April 30, 2019 but is expected to grow.

During the reporting period, which Underlying Funds had the highest total returns from equities and which had the lowest total returns?

Of the equity-focused Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI India ETF, iShares MSCI Philippines ETF and iShares MSCI All Country Asia ex Japan ETF. At the other end of the spectrum, IQ Global Resources ETF, IQ Chaikin U.S. Small Cap ETF and IQ Chaikin U.S. Large Cap ETF saw the lowest positive total returns.

Which Underlying Funds were the strongest contributors to the Fund’s performance in equities and which were particularly weak?

Among the Underlying Funds making the most significant contributions to equity returns were MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) No Underlying Funds detracted from the Fund’s equity performance, but those making the smallest positive contributions included IQ 500 International ETF and IQ Global Resources ETF.

During the reporting period, which Underlying Funds had the highest total returns from fixed-income securities and which had the lowest total returns?

Of the bond-focused Underlying Funds held for the full reporting period, the highest returns came from MainStay MacKay Convertible Fund and VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF. MainStay U.S. Government Liquidity Fund account had the lowest return followed by MainStay MacKay Short Term Municipal Fund, MainStay Floating Rate Fund and MainStay MacKay Unconstrained Bond Fund.

Which Underlying Funds were the strongest contributors to the Fund’s performance in fixed-income securities and which were particularly weak?

Among the Underlying Funds making the most significant positive contributions to fixed-income returns were MainStay Indexed Bond Fund and MainStay MacKay Total Return Bond Fund. No fixed-income funds detracted from Fund performance, but the smallest contributions came from MainStay Floating Rate Fund and IQ Enhanced Core Plus Bond U.S. ETF.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund maintained a roughly neutral posture in terms of its stock/bond blend. While corporate profit

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Retirement 2010 Fund

growth has slowed in recent months, it remains positive and shows promise of accelerating later this year, in our opinion. We found the improvement in non-farm productivity the past few quarters, which we believe could help preserve margins in the face of rising wages, keep a lid on inflation and extend the economic expansion, to be particularly encouraging. We would otherwise be favorably disposed to equities and tilt the Fund in that direction accordingly, but the rise in stock prices since December 24, 2018 looks extended, and we anticipate a pullback sometime this spring that would bring with it more attractive pricing for rebuilding an equity overweight position.

In the equities part of the Fund’s portfolio as of the end of the reporting period, the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries that have historically outperformed value indices during certain expansionary periods, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

As of April 30, 2019, the Fund’s fixed-income position had shifted to a roughly neutral stance regarding credit exposure. While spreads appeared fair, if not generous, and corporate fundamentals looked solid, we remained mildly concerned regarding aggregate debt levels. Within lower-grade credit, we preferred short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. Regarding average maturity, the Fund was positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. While we anticipate that the long end of the yield curve may gradually grind higher as the term premium becomes less negative, we believe the total move is not likely to be large, and current yields are too low to compensate for the risk of a more substantial climb.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 84.0%†
Equity Funds 26.9%
IQ 50 Percent Hedged FTSE International ETF	9,525	$196,501
IQ 500 International ETF	4	111
IQ Chaikin U.S. Large Cap ETF	33,434	826,488
IQ Chaikin U.S. Small Cap ETF	39,743	1,020,600
IQ Global Resources ETF	6,640	179,647
MainStay Epoch International Choice Fund Class I	370	12,901
MainStay Epoch U.S. All Cap Fund Class R6	38,716	1,087,909
MainStay Epoch U.S. Equity Yield Fund Class R6	44,596	738,955
MainStay Large Cap Growth Fund Class R6	85,569	884,780
MainStay MacKay Common Stock Fund Class I	35,297	869,004
MainStay MacKay Growth Fund Class I	24,795	902,528
MainStay MacKay S&P 500 Index Fund Class I	12,529	606,882
MainStay MAP Equity Fund Class I	21,609	906,064

Total Equity Funds (Cost $6,687,110)		8,232,370

Fixed Income Funds 57.1%
IQ Enhanced Core Bond U.S. ETF	62,695	1,182,428
IQ Enhanced Core Plus Bond U.S. ETF	128	2,455
IQ S&P High Yield Low Volatility Bond ETF	14,103	349,476
MainStay Floating Rate Fund Class R6	128	1,181
MainStay Indexed Bond Fund Class I	864,135	9,056,138
MainStay MacKay Convertible Fund Class I	20,745	368,015
MainStay MacKay High Yield Corporate Bond Fund Class R6	86,627	485,109
MainStay MacKay High Yield Municipal Bond Fund Class I	40,267	511,394
MainStay MacKay Short Duration High Yield Fund Class I	112,814	1,114,604
MainStay MacKay Short Term Municipal Fund Class I	46,472	445,200
MainStay MacKay Total Return Bond Fund Class R6	375,007	3,922,568

Total Fixed Income Funds (Cost $17,322,448)		17,438,568

Total Affiliated Investment Companies (Cost $24,009,558)		25,670,938

Unaffiliated Investment Companies 11.9%
Equity Funds 4.6%
iShares MSCI All Country Asia ex-Japan ETF (a)	6,523	471,352
iShares MSCI EAFE Small-Cap ETF	4,918	291,686
iShares MSCI Frontier 100 ETF	2,776	78,672
iShares MSCI India ETF	2,345	83,271
iShares MSCI Philippines ETF (a)	2,097	73,269
iShares MSCI Poland ETF (a)	1,487	34,573
iShares Russell 2000 ETF	126	19,944
SPDR S&P Emerging Markets Small Cap ETF	5,728	257,932
VanEck Vectors Africa Index ETF	1,994	43,968

	Shares	Value
Equity Funds (continued)
VanEck Vectors India Small-Cap Index ETF	1,171	$48,948

Total Equity Funds (Cost $1,334,779)		1,403,615

Fixed Income Funds 7.3%
iShares TIPS Bond ETF	4,811	545,183
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	14,016	464,210
Vanguard Short-Term Inflation-Protected Securities ETF	25,222	1,233,608

Total Fixed Income Funds (Cost $2,261,651)		2,243,001

Total Unaffiliated Investment Companies (Cost $3,596,430)		3,646,616

Short-Term Investment 4.2%
Affiliated Investment Company 4.2%
MainStay U.S. Government Liquidity Fund, 2.20% (b)	1,281,523	1,281,523

Total Short-Term Investment (Cost $1,281,523)		1,281,523

Investment of Cash Collateral For Securities Loaned 0.1%
Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (b)	40,510	40,510

Total Investment of Cash Collateral For Securities Loaned (Cost $40,510)		40,510

Total Investments (Cost $28,928,021)	100.2%	30,639,587
Other Assets, Less Liabilities	(0.2)	(66,474)
Net Assets	100.0%	$30,573,113

†	Percentages indicated are based on Fund net assets.

(a)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $502,358; the total market value of collateral held by the Fund was $513,381. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $472,871 (See Note 2(H)).

(b)	Current yield as of April 30, 2019.

The following abbreviations are used above:

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation- Protected Security

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$8,232,370	$—	$—	$8,232,370
Fixed Income Funds	17,438,568	—	—	17,438,568
Short-Term Investment	1,281,523	—	—	1,281,523

Total Affiliated Investment Companies	26,952,461			26,952,461

Unaffiliated Investment Companies
Equity Funds	1,403,615	—	—	1,403,615
Fixed Income Funds	2,243,001	—	—	2,243,001
Investment of Cash Collateral For Securities Loaned	40,510	—	—	40,510

Total Unaffiliated Investment Companies	3,687,126			3,687,126

Total Investments in Securities	$30,639,587	$—	$—	$30,639,587

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $25,291,081)	$26,952,461
Investment in unaffiliated investment companies, at value (identified cost $3,636,940) including securities on loan of $502,358	3,687,126
Receivables:
Dividends and Interest	42,862
Investment securities sold	25,202
Manager (See Note 3)	11,037
Fund shares sold	6,653
Securities lending income	141
Other assets	19,151

Total assets	30,744,633

Liabilities
Payables:
Fund shares redeemed	66,051
Investment securities purchased	40,815
Collateral received for securities on loan	40,510
Transfer agent (See Note 3)	11,415
Shareholder communication	5,030
Professional fees	2,836
Custodian	2,790
NYLIFE Distributors (See Note 3)	1,133
Trustees	63
Accrued expenses	877

Total liabilities	171,520

Net assets	$30,573,113

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,313
Additional paid-in capital	29,300,094

29,303,407
Total distributable earnings (loss)	1,269,706

Net assets	$30,573,113

Class A
Net assets applicable to outstanding shares	$4,703,474

Shares of beneficial interest outstanding	513,197

Net asset value per share outstanding	$9.17
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.70

Investor Class
Net assets applicable to outstanding shares	$676,600

Shares of beneficial interest outstanding	73,256

Net asset value per share outstanding	$9.24
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.78

Class I
Net assets applicable to outstanding shares	$25,092,592

Shares of beneficial interest outstanding	2,716,150

Net asset value and offering price per share outstanding	$9.24

Class R1
Net assets applicable to outstanding shares	$28,167

Shares of beneficial interest outstanding	2,948

Net asset value and offering price per share outstanding	$9.55

Class R3
Net assets applicable to outstanding shares	$72,280

Shares of beneficial interest outstanding	7,673

Net asset value and offering price per share outstanding	$9.42

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$364,532
Dividend distributions from unaffiliated investment companies	57,822
Securities lending	3,705
Interest	14

Total income	426,073

Expenses
Registration	52,802
Transfer agent (See Note 3)	34,429
Manager (See Note 3)	15,957
Distribution/Service—Class A (See Note 3)	5,719
Distribution/Service—Investor Class (See Note 3)	782
Distribution/Service—Class R3 (See Note 3)	173
Shareholder communication	4,920
Custodian	2,097
Professional fees	1,771
Shareholder service (See Note 3)	525
Trustees	415
Miscellaneous	4,636

Total expenses before waiver/reimbursement	124,226
Expense waiver/reimbursement from Manager (See Note 3)	(96,767)

Net expenses	27,459

Net investment income (loss)	398,614

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(399,794)
Unaffiliated investment transactions	(101,614)
Realized capital gain distributions from affiliated investment companies	461,741

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(39,667)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	315,037
Affiliated investments	1,170,729

Net change in unrealized appreciation (depreciation) on investments	1,485,766

Net realized and unrealized gain (loss) on investments	1,446,099

Net increase (decrease) in net assets resulting from operations	$1,844,713

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$398,614	$780,214
Net realized gain (loss) on investments	(39,667)	1,865,883
Net change in unrealized appreciation (depreciation) on investments	1,485,766	(3,284,590)

Net increase (decrease) in net assets resulting from operations	1,844,713	(638,493)

Distributions to shareholders:
Class A	(368,143)	(548,264)
Investor Class	(48,815)	(55,679)
Class I	(2,139,820)	(2,787,451)
Class R1	(164,317)	(199,172)
Class R2	—	(28,278)
Class R3	(5,191)	(6,250)

Total distributions to shareholders	(2,726,286)	(3,625,094)

Capital share transactions:
Net proceeds from sale of shares	1,620,361	5,949,316
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,726,287	3,623,922
Cost of shares redeemed	(6,576,739)	(9,919,328)

Increase (decrease) in net assets derived from capital share transactions	(2,230,091)	(346,090)

Net increase (decrease) in net assets	(3,111,664)	(4,609,677)

Net Assets
Beginning of period	33,684,777	38,294,454

End of period	$30,573,113	$33,684,777

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.44	$10.63	$10.21	$10.37		$10.70	$10.74

Net investment income (loss) (a)	0.10	0.19	0.21	0.21		0.21	0.18

Net realized and unrealized gain (loss) on investments	0.39	(0.38)	0.69	0.07		(0.09)	0.49

Total from investment operations	0.49	(0.19)	0.90	0.28		0.12	0.67

Less dividends and distributions:

From net investment income	(0.23)	(0.25)	(0.26)	(0.22)		(0.19)	(0.20)

From net realized gain on investments	(0.53)	(0.75)	(0.22)	(0.22)		(0.26)	(0.51)

Total dividends and distributions	(0.76)	(1.00)	(0.48)	(0.44)		(0.45)	(0.71)

Net asset value at end of period	$9.17	$9.44	$10.63	$10.21		$10.37	$10.70

Total investment return (b)	5.79%	(2.10%)	9.29%	2.89%		1.21%	6.54%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.27%††	1.96%	2.04%	2.06	%(c)	2.03%	1.75%

Net expenses (d)	0.37%††	0.37%	0.37%	0.35	%(e)	0.37%	0.37%

Expenses (before waiver/reimbursement) (d)	0.97%††	0.90%	0.80%	0.73%		0.68%	0.67%

Portfolio turnover rate	20%	48%	46%	45%		48%	69%

Net assets at end of period (in 000’s)	$4,703	$4,541	$5,727	$6,321		$7,498	$9,099

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.05%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.50	$10.68	$10.25	$10.41		$10.73	$10.77

Net investment income (loss) (a)	0.10	0.18	0.19	0.20		0.19	0.18

Net realized and unrealized gain (loss) on investments	0.39	(0.39)	0.71	0.07		(0.08)	0.48

Total from investment operations	0.49	(0.21)	0.90	0.27		0.11	0.66

Less dividends and distributions:

From net investment income	(0.22)	(0.22)	(0.25)	(0.21)		(0.17)	(0.19)

From net realized gain on investments	(0.53)	(0.75)	(0.22)	(0.22)		(0.26)	(0.51)

Total dividends and distributions	(0.75)	(0.97)	(0.47)	(0.43)		(0.43)	(0.70)

Net asset value at end of period	$9.24	$9.50	$10.68	$10.25		$10.41	$10.73

Total investment return (b)	5.87%	(2.23%)	9.24%	2.79%		1.04%	6.46%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.17%††	1.85%	1.81%	1.96	%(c)	1.79%	1.67%

Net expenses (d)	0.47%††	0.47%	0.47%	0.45	%(e)	0.47%	0.47%

Expenses (before waiver/reimbursement) (d)	1.61%††	1.57%	1.00%	1.02%		0.90%	0.76%

Portfolio turnover rate	20%	48%	46%	45%		48%	69%

Net assets at end of period (in 000’s)	$677	$604	$692	$1,508		$1,389	$1,343

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.52	$10.73	$10.30	$10.46		$10.79	$10.83

Net investment income (loss) (a)	0.11	0.22	0.23	0.23		0.23	0.21

Net realized and unrealized gain (loss) on investments	0.40	(0.39)	0.71	0.08		(0.08)	0.49

Total from investment operations	0.51	(0.17)	0.94	0.31		0.15	0.70

Less dividends and distributions:

From net investment income	(0.26)	(0.29)	(0.29)	(0.25)		(0.22)	(0.23)

From net realized gain on investments	(0.53)	(0.75)	(0.22)	(0.22)		(0.26)	(0.51)

Total dividends and distributions	(0.79)	(1.04)	(0.51)	(0.47)		(0.48)	(0.74)

Net asset value at end of period	$9.24	$9.52	$10.73	$10.30		$10.46	$10.79

Total investment return (b)	6.05%	(1.90%)	9.56%	3.15%		1.46%	6.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.53%††	2.19%	2.23%	2.31	%(c)	2.17%	2.02%

Net expenses (d)	0.12%††	0.12%	0.12%	0.10	%(e)	0.12%	0.12%

Expenses (before waiver/reimbursement) (d)	0.72%††	0.65%	0.56%	0.49%		0.43%	0.42%

Portfolio turnover rate	20%	48%	46%	45%		48%	69%

Net assets at end of period (in 000’s)	$25,093	$26,439	$29,130	$38,545		$39,519	$45,279

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.30%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,					August 21, 2014** through October 31,

Class R1	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.81	$11.02	$10.30	$10.46		$10.79	$10.78

Net investment income (loss) (a)	0.14	0.19	0.22	0.23		0.22	0.04

Net realized and unrealized gain (loss) on investments	0.38	(0.38)	0.72	0.07		(0.08)	(0.03)

Total from investment operations	0.52	(0.19)	0.94	0.30		0.14	0.01

Less dividends and distributions:

From net investment income	(0.25)	(0.27)	—	(0.24)		(0.21)	—

From net realized gain on investments	(0.53)	(0.75)	(0.22)	(0.22)		(0.26)	—

Total dividends and distributions	(0.78)	(1.02)	(0.22)	(0.46)		(0.47)	—

Net asset value at end of period	$9.55	$9.81	$11.02	$10.30		$10.46	$10.79

Total investment return (b)	5.96%	(1.96%)	9.35%	3.09%		1.35%	0.09	%(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.95%††	1.91%	2.06%	2.29	%(d)	2.06%	2.07	%††

Net expenses (e)	0.22%††	0.22%	0.22%	0.19	%(f)	0.22%	0.22	%††

Expenses (before waiver/reimbursement) (e)	0.83%††	0.75%	0.65%	0.56%		0.53%	0.54	%††

Portfolio turnover rate	20%	48%	46%	45%		48%	69%

Net assets at end of period (in 000’s)	$28	$2,032	$27	$25		$15,645	$17,477

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.28%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R3	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.66	$10.86	$10.40	$10.55		$10.87	$10.73

Net investment income (loss) (a)	0.09	0.16	0.15	0.18		0.17	0.15

Net realized and unrealized gain (loss) on investments	0.40	(0.40)	0.73	0.08		(0.08)	0.50

Total from investment operations	0.49	(0.24)	0.88	0.26		0.09	0.65

Less dividends and distributions:

From net investment income	(0.20)	(0.21)	(0.20)	(0.19)		(0.15)	—

From net realized gain on investments	(0.53)	(0.75)	(0.22)	(0.22)		(0.26)	(0.51)

Total dividends and distributions	(0.73)	(0.96)	(0.42)	(0.41)		(0.41)	(0.51)

Net asset value at end of period	$9.42	$9.66	$10.86	$10.40		$10.55	$10.87

Total investment return (b)	5.69%	(2.46%)	8.85%	2.57%		0.83%	6.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93%††	1.59%	1.46%	1.75	%(c)	1.55%	1.44%

Net expenses (d)	0.72%††	0.72%	0.72%	0.67	%(e)	0.72%	0.72%

Expenses (before reimbursement/waiver) (d)	1.32%††	1.25%	1.16%	1.13%		1.03%	1.02%

Portfolio turnover rate	20%	48%	46%	45%		48%	69%

Net assets at end of period (in 000’s)	$72	$68	$70	$41		$11	$11

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.69%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	0.57 6.42%	–1.91 3.80%	3.80 4.99%	8.23 8.85%	1.06 1.06%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.53 6.38	–1.94 3.77	3.69 4.87	8.13 8.75	1.43 1.43
Class I Shares	No Sales Charge		6/29/2007	6.68	4.17	5.26	9.13	0.81
Class R1 Shares	No Sales Charge		8/21/2014	6.58	4.04	4.72	N/A	0.91
Class R2 Shares	No Sales Charge		1/8/2009	6.40	3.70	4.84	8.74	1.15
Class R3 Shares	No Sales Charge		5/1/2008	6.28	3.51	4.63	8.48	1.41

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	9.76%	13.49%	11.63%	15.32%

MSCI EAFE® Index[4]	7.45	–3.22	2.60	7.95

Bloomberg Barclays U.S. Aggregate Bond Index[5]	5.49	5.29	2.57	3.72

Retirement 2020 Composite Index[6]	7.53	7.68	6.41	9.70

Morningstar Target Date 2020 Category Average[7]	6.78	5.03	4.83	8.57

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2020 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016-2020) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

21

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,064.20	$1.89	$1,022.96	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,063.80	$2.41	$1,022.46	$2.36	0.47%

Class I Shares	$1,000.00	$1,066.80	$0.61	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,065.80	$1.13	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,064.00	$2.41	$1,022.46	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,062.80	$3.68	$1,021.22	$3.61	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories. The Fund’s holdings are subject to change.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Retirement 2020 Fund returned 6.68%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, and the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the 7.53% return of the Retirement 2020 Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 6.78% return of the Morningstar Target Date 2020 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, which detracted materially from active returns. The most prominent example of an Underlying Fund that struggled to meet its objective was the IQ Chaikin U.S. Small Cap ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Fund’s overall stock/bond blend. The Fund increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by the end of the reporting period. Within equities, a preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities offset those gains to a degree. Among its fixed-income holdings, the Fund benefited from exposure to convertible high-yield municipal bonds and short-duration2 high-yield corporate bonds. Under-

weight exposure to leveraged loans also enhanced returns. However, the Fund’s position in cash and short-maturity municipal bonds acted as a drag on relative performance.

Were there any changes to the Fund during the reporting period?

At a December 2018 Board meeting, the Board of Trustees approved the merger of MainStay Retirement 2020 Fund with and into MainStay Conservative Allocation Fund, effective on or about June 14, 2019. For more information, please refer to the Information Statement/Prospectus dated April 10, 2019.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy, and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by the end of the reporting period, it was again close to neutral.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated

1.	See page 20 for other share class returns, which may be higher or lower than Class I share returns. See page 21 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Retirement 2020 Fund

a relatively large percentage of the Fund’s assets to stocks of developing nations over those of the developed world. Second, the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinational companies that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Fund driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Fund, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads3 widened and valuations appeared more reasonable. Within speculative-grade credit, the Fund shied away from floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Fund’s duration slightly short in the expectation that the yield curve4 would steepen as it became clear, in our opinion, that growth remained entrenched and the next recession was still some distance off. The Fund’s positioning on credit mildly enhanced returns, but those positive effects were undercut by the negative effects of the Fund’s duration position.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period in part by reducing its positions in IQ Chaikin U.S. Large Cap ETF and IQ 50 Percent Hedged FTSE International ETF. The Fund kept some of the proceeds in cash rather than investing in fixed-income securities, given the potential for bond yields to rise.

Within equities, we modestly increased the Fund’s exposure to larger-cap securities, trimming holdings in IQ Chaikin U.S. Small Cap ETF while increasing holdings in MainStay MacKay Common Stock Fund and MainStay MAP Equity Fund.

A new Underlying Fund was also added during the reporting period—IQ 500 International ETF. The Fund’s exposure to this

Underlying Fund remained quite small as of April 30, 2019 but is expected to grow.

During the reporting period, which Underlying Funds had the highest total returns from equities and which had the lowest total returns?

Of the equity-focused Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI India ETF, iShares MSCI Philippines ETF and iShares MSCI All Country Asia ex Japan ETF. At the other end of the spectrum, IQ Global Resources ETF, IQ Chaikin U.S. Small Cap ETF and IQ Chaikin U.S. Large Cap ETF saw the lowest positive total returns.

Which Underlying Funds were the strongest contributors to the Fund’s performance in equities and which were particularly weak?

Among the Underlying Funds making the most significant contributions to equity returns were MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) No Underlying Funds detracted from the Fund’s equity performance, but those making the smallest positive contributions included IQ 500 International ETF and IQ Global Resources ETF.

During the reporting period, which Underlying Funds had the highest total returns from fixed-income securities and which had the lowest total returns?

Of the bond-focused Underlying Funds held for the full reporting period, the highest returns came from MainStay MacKay Convertible Fund and VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF. MainStay U.S. Government Liquidity Fund had the lowest return followed by MainStay MacKay Short Term Municipal Fund, MainStay Floating Rate Fund and MainStay MacKay Unconstrained Bond Fund.

Which Underlying Funds were the strongest contributors to the Fund’s performance in fixed-income securities and which were particularly weak?

Among the Underlying Funds making the most significant positive contributions to fixed-income returns were MainStay Indexed Bond Fund and MainStay MacKay Total Return Bond Fund. No fixed-income funds detracted from Fund performance, but the smallest contributions came from IQ Enhanced Core Plus Bond U.S. ETF and MainStay MacKay High Yield Corporate Bond Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

25

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund maintained a roughly neutral posture in terms of its stock/bond blend. While corporate profit growth has slowed in recent months, it remains positive and shows promise of accelerating later this year, in our opinion. We found the improvement in non-farm productivity the past few quarters, which we believe could help preserve margins in the face of rising wages, keep a lid on inflation and extend the economic expansion, to be particularly encouraging. We would otherwise be favorably disposed to equities and tilt the Fund in that direction accordingly, but the rise in stock prices since December 24, 2018 looks extended, and we anticipate a pullback sometime this spring that would bring with it more attractive pricing for rebuilding an equity overweight position.

In the equities part of the Fund’s portfolio as of the end of the reporting period, the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries that tend to dominate value indices, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

As of April 30, 2019, the Fund’s fixed-income position had shifted to a roughly neutral stance regarding credit exposure. In our opinion, while spreads appeared fair, if not generous, and corporate fundamentals looked solid, we remained mildly concerned regarding aggregate debt levels. Within lower-grade credit, we preferred short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. Regarding average maturity, the Fund was positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. While we anticipate that the long end of the yield curve may gradually grind higher as the term premium becomes less negative, we believe the total move is not likely to be large, and current yields are too low to compensate for the risk of a more substantial climb.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value

Affiliated Investment Companies 81.9%†
Equity Funds 43.2%
IQ 50 Percent Hedged FTSE International ETF	102,663	$2,117,938
IQ 500 International ETF	32	885
IQ Chaikin U.S. Large Cap ETF	180,209	4,454,766
IQ Chaikin U.S. Small Cap ETF	179,488	4,609,252
IQ Global Resources ETF	41,057	1,110,809
MainStay Epoch International Choice Fund Class I	50,124	1,747,808
MainStay Epoch U.S. All Cap Fund Class R6 (b)	196,906	5,533,068
MainStay Epoch U.S. Equity Yield Fund Class R6	249,518	4,134,512
MainStay Large Cap Growth Fund Class R6	439,696	4,546,453
MainStay MacKay Common Stock Fund Class I	182,256	4,487,146
MainStay MacKay Growth Fund Class I	116,423	4,237,780
MainStay MacKay International Equity Fund Class R6 (a)	28,947	483,421
MainStay MacKay S&P 500 Index Fund Class I	65,716	3,183,284
MainStay MAP Equity Fund Class I	111,600	4,679,402

Total Equity Funds (Cost $35,409,008)		45,326,524

Fixed Income Funds 38.7%
IQ Enhanced Core Bond U.S. ETF	206,457	3,893,779
IQ Enhanced Core Plus Bond U.S. ETF	2,875	55,143
IQ S&P High Yield Low Volatility Bond ETF	9,799	242,822
MainStay Indexed Bond Fund Class I (b)	1,589,300	16,655,867
MainStay MacKay Convertible Fund Class I	68,937	1,222,947
MainStay MacKay High Yield Corporate Bond Fund Class R6	53,704	300,745
MainStay MacKay High Yield Municipal Bond Fund Class I	136,686	1,735,909
MainStay MacKay Short Duration High Yield Fund Class I	380,559	3,759,927
MainStay MacKay Short Term Municipal Fund Class I	159,402	1,527,072
MainStay MacKay Total Return Bond Fund Class R6 (b)	1,080,967	11,306,916

Total Fixed Income Funds (Cost $40,088,136)		40,701,127

Total Affiliated Investment Companies (Cost $75,497,144)		86,027,651

Unaffiliated Investment Companies 13.9%
Equity Funds 8.4%
iShares MSCI All Country Asia ex-Japan ETF (c)	35,383	2,556,776
iShares MSCI EAFE Small-Cap ETF	43,331	2,569,962
iShares MSCI Frontier 100 ETF (c)	13,851	392,537
iShares MSCI India ETF	12,856	456,516
iShares MSCI Philippines ETF (c)	10,735	375,081
iShares MSCI Poland ETF (c)	7,821	181,838

	Shares	Value

Equity Funds (continued)
iShares Russell 2000 ETF	2,512	$397,624
SPDR S&P Emerging Markets Small Cap ETF	31,091	1,400,028
VanEck Vectors Africa Index ETF	9,335	205,837
VanEck Vectors India Small-Cap Index ETF	6,360	265,848

Total Equity Funds (Cost $8,023,545)		8,802,047

Fixed Income Funds 5.5%
iShares TIPS Bond ETF	12,791	1,449,476
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	34,090	1,129,061
Vanguard Short-Term Inflation-Protected Securities ETF (c)	66,092	3,232,560

Total Fixed Income Funds (Cost $5,840,087)		5,811,097

Total Unaffiliated Investment Companies (Cost $13,863,632)		14,613,144

Short-Term Investment 4.2%
Affiliated Investment Company 4.2%
MainStay U.S. Government Liquidity Fund, 2.20% (d)	4,377,326	4,377,326

Total Short-Term Investment (Cost $4,377,326)		4,377,326

Investment of Cash Collateral For Securities Loaned 0.2%
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (d)	273,058	273,058

Total Investment of Cash Collateral For Securities Loaned (Cost $273,058)		273,058

Total Investments (Cost $94,011,160)	100.2%	105,291,179
Other Assets, Less Liabilities	(0.2)	(213,850)
Net Assets	100.0%	$105,077,329

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(c)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $3,100,488; the total market value of collateral held by the Fund was $3,175,183. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $2,902,125 (See Note 2(H)).

(d)	Current yield as of April 30, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following abbreviations are used in the preceding page:

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation- Protected Security

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$45,326,524	$—	$—	$45,326,524
Fixed Income Funds	40,701,127	—	—	40,701,127
Short-Term Investment	4,377,326	—	—	4,377,326

Total Affiliated Investment Companies	90,404,977	—	—	90,404,977

Unaffiliated Investment Companies		—	—
Equity Funds	8,802,047	—	—	8,802,047
Fixed Income Funds	5,811,097	—	—	5,811,097
Investment of Cash Collateral For Securities Loaned	273,058	—	—	273,058

Total Unaffiliated Investment Companies	14,886,202	—	—	14,886,202

Total Investments in Securities	$105,291,179	$—	$—	$105,291,179

(a)	For a complete listing of investments, see the Portfolio of Investments.

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $79,874,470)	$90,404,977
Investment in unaffiliated investment companies, at value (identified cost $14,136,690) including securities on loan of $3,100,488	14,886,202
Receivables:
Dividends and Interest	99,928
Investment securities sold	83,320
Fund shares sold	12,752
Manager (See Note 3)	5,602
Securities lending income	1,543
Other assets	21,155

Total assets	105,515,479

Liabilities
Payables:
Collateral received for securities on loan	273,058
Investment securities purchased	92,800
Fund shares redeemed	35,359
Shareholder communication	15,015
Transfer agent (See Note 3)	10,627
NYLIFE Distributors (See Note 3)	5,367
Professional fees	3,764
Custodian	1,752
Trustees	174
Accrued expenses	234

Total liabilities	438,150

Net assets	$105,077,329

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,622
Additional paid-in capital	94,145,614

94,156,236
Total distributable earnings (loss)	10,921,093

Net assets	$105,077,329

Class A
Net assets applicable to outstanding shares	$22,862,166

Shares of beneficial interest outstanding	2,322,371

Net asset value per share outstanding	$9.84
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.41

Investor Class
Net assets applicable to outstanding shares	$3,309,293

Shares of beneficial interest outstanding	334,877

Net asset value per share outstanding	$9.88
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.46

Class I
Net assets applicable to outstanding shares	$78,759,732

Shares of beneficial interest outstanding	7,950,120

Net asset value and offering price per share outstanding	$9.91

Class R1
Net assets applicable to outstanding shares	$29,497

Shares of beneficial interest outstanding	2,896

Net asset value and offering price per share outstanding	$10.19

Class R2
Net assets applicable to outstanding shares	$93,114

Shares of beneficial interest outstanding	9,384

Net asset value and offering price per share outstanding	$9.92

Class R3
Net assets applicable to outstanding shares	$23,527

Shares of beneficial interest outstanding	2,325

Net asset value and offering price per share outstanding	$10.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,196,595
Dividend distributions from unaffiliated investment companies	202,341
Securities lending	8,701
Interest	142

Total income	1,407,779

Expenses
Manager (See Note 3)	54,918
Registration	53,345
Transfer agent (See Note 3)	32,992
Distribution/Service—Class A (See Note 3)	27,137
Distribution/Service—Investor Class (See Note 3)	4,048
Distribution/Service—Class R2 (See Note 3)	101
Distribution/Service—Class R3 (See Note 3)	54
Shareholder communication	10,125
Custodian	5,634
Professional fees	3,939
Trustees	1,396
Shareholder service (See Note 3)	541
Miscellaneous	5,774

Total expenses before waiver/reimbursement	200,004
Expense waiver/reimbursement from Manager (See Note 3)	(97,857)

Net expenses	102,147

Net investment income (loss)	1,305,632

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,410,129)
Unaffiliated investment transactions	(146,501)
Realized capital gain distributions from affiliated investment companies	2,596,049

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,039,419

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,157,649
Affiliated investments	3,363,813

Net change in unrealized appreciation (depreciation) on investments	4,521,462

Net realized and unrealized gain (loss) on investments	5,560,881

Net increase (decrease) in net assets resulting from operations	$6,866,513

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,305,632	$2,260,304
Net realized gain (loss) on investments	1,039,419	8,932,414
Net change in unrealized appreciation (depreciation) on investments	4,521,462	(12,901,016)

Net increase (decrease) in net assets resulting from operations	6,866,513	(1,708,298)

Distributions to shareholders:
Class A	(2,118,782)	(1,947,116)
Investor Class	(312,982)	(269,305)
Class I	(8,594,312)	(8,512,994)
Class R1	(198,460)	(187,111)
Class R2	(7,419)	(58,327)
Class R3	(1,423)	(5,993)

Total distributions to shareholders	(11,233,378)	(10,980,846)

Capital share transactions:
Net proceeds from sale of shares	7,498,278	17,955,415
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	11,232,007	10,973,980
Cost of shares redeemed	(23,461,648)	(26,117,300)

Increase (decrease) in net assets derived from capital share transactions	(4,731,363)	2,812,095

Net increase (decrease) in net assets	(9,098,228)	(9,877,049)

Net Assets
Beginning of period	114,175,557	124,052,606

End of period	$105,077,329	$114,175,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$10.29	$11.46	$10.51	$10.76		$10.99	$10.70

Net investment income (loss) (a)	0.10	0.18	0.19	0.18		0.20	0.15

Net realized and unrealized gain (loss) on investments	0.46	(0.35)	1.21	0.02		(0.04)	0.64

Total from investment operations	0.56	(0.17)	1.40	0.20		0.16	0.79

Less dividends and distributions:

From net investment income	(0.23)	(0.24)	(0.22)	(0.20)		(0.17)	(0.17)

From net realized gain on investments	(0.78)	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(1.01)	(1.00)	(0.45)	(0.45)		(0.39)	(0.50)

Net asset value at end of period	$9.84	$10.29	$11.46	$10.51		$10.76	$10.99

Total investment return (b)	6.42%	(1.80%)	13.82%	1.99%		1.50%	7.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.17%††	1.63%	1.80%	1.71	%(c)	1.81%	1.40%

Net expenses (d)	0.37%††	0.37%	0.37%	0.36	%(e)	0.37%	0.37%

Expenses (before waiver/reimbursement) (d)	0.54%††	0.53%	0.51%	0.51%		0.50%	0.52%

Portfolio turnover rate	24%	52%	45%	48%		49%	64%

Net assets at end of period (in 000’s)	$22,862	$22,150	$22,240	$18,083		$17,155	$21,397

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.70%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$10.32	$11.47	$10.52	$10.78		$11.00	$10.71

Net investment income (loss) (a)	0.10	0.17	0.17	0.16		0.16	0.14

Net realized and unrealized gain (loss) on investments	0.46	(0.35)	1.22	0.02		(0.01)	0.64

Total from investment operations	0.56	(0.18)	1.39	0.18		0.15	0.78

Less dividends and distributions:

From net investment income	(0.22)	(0.21)	(0.21)	(0.19)		(0.15)	(0.16)

From net realized gain on investments	(0.78)	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(1.00)	(0.97)	(0.44)	(0.44)		(0.37)	(0.49)

Net asset value at end of period	$9.88	$10.32	$11.47	$10.52		$10.78	$11.00

Total investment return (b)	6.38%	(1.87%)	13.69%	1.80%		1.46%	7.51%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.07%††	1.54%	1.58%	1.59	%(c)	1.46%	1.27%

Net expenses (d)	0.47%††	0.47%	0.47%	0.46	%(e)	0.47%	0.47%

Expenses (before waiver/reimbursement) (d)	0.95%††	0.90%	0.69%	0.68%		0.66%	0.69%

Portfolio turnover rate	24%	52%	45%	48%		49%	64%

Net assets at end of period (in 000’s)	$3,309	$3,290	$3,304	$8,243		$7,395	$6,840

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.58%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$10.36	$11.54	$10.58	$10.83		$11.06	$10.76

Net investment income (loss) (a)	0.12	0.21	0.22	0.20		0.20	0.17

Net realized and unrealized gain (loss) on investments	0.47	(0.35)	1.21	0.03		(0.01)	0.65

Total from investment operations	0.59	(0.14)	1.43	0.23		0.19	0.82

Less dividends and distributions:

From net investment income	(0.26)	(0.28)	(0.24)	(0.23)		(0.20)	(0.19)

From net realized gain on investments	(0.78)	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(1.04)	(1.04)	(0.47)	(0.48)		(0.42)	(0.52)

Net asset value at end of period	$9.91	$10.36	$11.54	$10.58		$10.83	$11.06

Total investment return (b)	6.68%	(1.58%)	14.07%	2.24%		1.82%	7.90%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.43%††	1.89%	2.04%	1.96	%(c)	1.82%	1.58%

Net expenses (d)	0.12%††	0.12%	0.12%	0.11	%(e)	0.12%	0.12%

Expenses (before waiver/reimbursement) (d)	0.29%††	0.28%	0.26%	0.26%		0.25%	0.26%

Portfolio turnover rate	24%	52%	45%	48%		49%	64%

Net assets at end of period (in 000’s)	$78,760	$86,537	$95,520	$116,812		$114,763	$114,587

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,					August 21, 2014** through October 31,

Class R1	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$10.62	$11.79	$10.57	$10.83		$11.07	$11.06

Net investment income (loss) (a)	0.15	0.16	0.20	0.20		0.19	0.03

Net realized and unrealized gain (loss) on investments	0.45	(0.30)	1.25	0.01		(0.01)	(0.02)

Total from investment operations	0.60	(0.14)	1.45	0.21		0.18	0.01

Less dividends and distributions:

From net investment income	(0.25)	(0.27)	—	(0.22)		(0.20)	—

From net realized gain on investments	(0.78)	(0.76)	(0.23)	(0.25)		(0.22)	—

Total dividends and distributions	(1.03)	(1.03)	(0.23)	(0.47)		(0.42)	—

Net asset value at end of period	$10.19	$10.62	$11.79	$10.57		$10.83	$11.07

Total investment return (b)	6.58%	(1.54%)	13.98%	2.03%		1.67%	0.09	%(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.04%††	1.44%	1.83%	1.96	%(d)	1.74%	1.38	%††

Net expenses (e)	0.22%††	0.22%	0.22%	0.21	%(f)	0.22%	0.22	%††

Expenses (before waiver/reimbursement) (e)	0.39%††	0.38%	0.36%	0.35%		0.35%	0.35	%††

Portfolio turnover rate	24%	52%	45%	48%		49%	64%

Net assets at end of period (in 000’s)	$29	$2,063	$28	$25		$30,610	$30,258

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$10.35	$11.53	$10.50	$10.76		$10.99	$10.70

Net investment income (loss) (a)	0.10	0.27	0.18	0.16		0.17	0.14

Net realized and unrealized gain (loss) on investments	0.47	(0.46)	1.22	0.02		(0.02)	0.64

Total from investment operations	0.57	(0.19)	1.40	0.18		0.15	0.78

Less dividends and distributions:

From net investment income	(0.22)	(0.23)	(0.14)	(0.19)		(0.16)	(0.16)

From net realized gain on investments	(0.78)	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(1.00)	(0.99)	(0.37)	(0.44)		(0.38)	(0.49)

Net asset value at end of period	$9.92	$10.35	$11.53	$10.50		$10.76	$10.99

Total investment return (b)	6.40%	(2.01%)	13.71%	1.80%		1.43%	7.51%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.06%††	2.44%	1.63%	1.60	%(c)	1.59%	1.26%

Net expenses (d)	0.47%††	0.47%	0.47%	0.46	%(e)	0.47%	0.47%

Expenses (before waiver/reimbursement) (d)	0.64%††	0.62%	0.61%	0.61%		0.60%	0.61%

Portfolio turnover rate	24%	52%	45%	48%		49%	64%

Net assets at end of period (in 000’s)	$93	$76	$2,888	$2,818		$2,661	$5,082

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.59%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,

Class R3	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$10.46	$11.63	$10.59	$10.85		$11.08	$10.66

Net investment income (loss) (a)	0.09	0.15	0.17	0.12		0.17	0.12

Net realized and unrealized gain (loss) on investments	0.48	(0.36)	1.21	0.04		(0.05)	0.63

Total from investment operations	0.57	(0.21)	1.38	0.16		0.12	0.75

Less dividends and distributions:

From net investment income	(0.13)	(0.20)	(0.11)	(0.17)		(0.13)	(0.00)‡

From net realized gain on investments	(0.78)	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(0.91)	(0.96)	(0.34)	(0.42)		(0.35)	(0.33)

Net asset value at end of period	$10.12	$10.46	$11.63	$10.59		$10.85	$11.08

Total investment return (b)	6.28%	(2.13%)	13.44%	1.57%		1.13%	7.22%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.71%††	1.33%	1.56%	1.13	%(c)	1.52%	1.13%

Net expenses (d)	0.72%††	0.72%	0.72%	0.71	%(e)	0.72%	0.72%

Expenses (before reimbursement/waiver) (d)	0.88%††	0.88%	0.86%	0.86%		0.85%	0.86%

Portfolio turnover rate	24%	52%	45%	48%		49%	64%

Net assets at end of period (in 000’s)	$24	$59	$72	$97		$35	$78

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.12%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	1.03 6.91%	–1.82 3.89%	4.71 5.90%	9.46 10.08%	1.06 1.06%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.99 6.87	–1.85 3.86	4.62 5.81	9.35 9.97	1.47 1.47
Class I Shares	No Sales Charge		6/29/2007	7.04	4.14	6.16	10.34	0.81
Class R1 Shares	No Sales Charge		8/21/2014	6.96	4.02	5.57	N/A	0.91
Class R2 Shares	No Sales Charge		1/8/2009	6.91	3.81	5.77	9.94	1.16
Class R3 Shares	No Sales Charge		5/1/2008	6.66	3.51	5.51	9.68	1.41

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	9.76%	13.49%	11.63%	15.32%

MSCI EAFE® Index[4]	7.45	–3.22	2.60	7.95

Bloomberg Barclays U.S. Aggregate Bond Index[5]	5.49	5.29	2.57	3.72

Retirement 2030 Composite Index[6]	7.99	8.16	7.52	11.21

Morningstar Target Date 2030 Category Average[7]	7.89	5.43	5.97	10.02

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2030 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026-2030) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,069.10	$1.90	$1,022.96	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,068.70	$2.41	$1,022.46	$2.36	0.47%

Class I Shares	$1,000.00	$1,070.40	$0.62	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,069.60	$1.13	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,069.10	$2.41	$1,022.46	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,066.60	$3.69	$1,021.22	$3.61	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories. The Fund’s holdings are subject to change.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Retirement 2030 Fund returned 7.04%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, and the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the 7.99% return of the Retirement 2030 Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 7.89% return of the Morningstar Target Date 2030 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, which detracted materially from active returns. The most prominent example of an Underlying Fund that struggled to meet its objective was the IQ Chaikin U.S. Small Cap ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Fund’s overall stock/bond blend. The Fund increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by the end of the reporting period. Within equities, a preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities offset those gains to a degree. Among its fixed-income holdings, the Fund benefited from exposure to convertible high-yield municipal bonds and short-duration2 high-yield corporate bonds. Under-

weight exposure to leveraged loans also enhanced returns. However, the Fund’s position in cash and short-maturity municipal bonds acted as a drag on relative performance.

Were there any changes to the Fund during the reporting period?

At a December 2018 Board meeting, the Board of Trustees approved the merger of MainStay Retirement 2030 Fund with and into MainStay Moderate Allocation Fund, effective on or about June 14, 2019. For more information, please refer to the Information Statement/Prospectus dated April 10, 2019.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy, and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by the end of the reporting period, it was again close to neutral.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Fund’s assets to stocks of

1.	See page 35 for other share class returns, which may be higher or lower than Class I share returns. See page 36 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

developing nations over those of the developed world. Second, the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinational companies that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Fund, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Fund, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads3 widened and valuations appeared more reasonable. Within speculative-grade credit, the Fund shied away from floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Fund’s duration slightly short in the expectation that the yield curve4 would steepen as it became clear, in our opinion, that growth remained entrenched and the next recession was still some distance off. The Fund’s positioning on credit mildly enhanced returns, but those positive effects were undercut by the negative effects of the Fund’s duration position.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period in part by reducing its positions in IQ Chaikin U.S. Large Cap ETF and IQ 50 Percent Hedged FTSE International ETF. The Fund kept some of the proceeds in cash rather than investing in fixed-income securities, given the potential for bond yields to rise.

Within equities, we modestly increased the Fund’s exposure to larger-cap securities, trimming holdings in IQ Chaikin U.S. Small Cap ETF while increasing holdings in MainStay MacKay Common Stock Fund and MainStay MAP Equity Fund.

A new Underlying Fund was also added during the reporting period—IQ 500 International ETF. The Fund’s exposure to this Underlying Fund remained quite small as of April 30, 2019 but is expected to grow.

During the reporting period, which Underlying Funds had the highest total returns from equities and which had the lowest total returns?

Of the equity-focused Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI India ETF, iShares MSCI Philippines ETF and iShares MSCI All Country Asia ex Japan ETF. At the other end of the spectrum, IQ Global Resources ETF, IQ Chaikin U.S. Small Cap ETF and IQ Chaikin U.S. Large Cap ETF saw the lowest positive total returns.

Which Underlying Funds were the strongest contributors to the Fund’s performance in equities and which were particularly weak?

Among the Underlying Funds making the most significant contributions to equity returns were MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) No Underlying Funds detracted from the Fund’s equity performance, but those making the smallest positive contributions included IQ Global Resources ETF and IQ Chaikin U.S. Small Cap ETF.

During the reporting period, which Underlying Funds had the highest total returns from fixed-income securities and which had the lowest total returns?

Of the bond-focused Underlying Funds held for the full reporting period, the highest returns came from MainStay MacKay Convertible Fund and VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF. MainStay U.S. Government Liquidity Fund had the lowest return followed by MainStay MacKay Short Term Municipal Fund, MainStay Floating Rate Fund and MainStay MacKay Unconstrained Bond Fund.

Which Underlying Funds were the strongest contributors to the Fund’s performance in fixed-income securities and which were particularly weak?

Among the Underlying Funds making the most significant positive contributions to fixed-income returns were MainStay MacKay Total Return Bond Fund and MainStay Indexed Bond Fund. No fixed-income funds detracted from Fund performance, but the smallest contributions came from MainStay Floating Rate Fund and MainStay MacKay High Yield Corporate Bond Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

40	MainStay Retirement 2030 Fund

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund maintained a roughly neutral posture in terms of its stock/bond blend. While corporate profit growth has slowed in recent months, it remains positive and shows promise of accelerating later this year, in our opinion. We found the improvement in non-farm productivity the past few quarters, which we believe could help preserve margins in the face of rising wages, keep a lid on inflation and extend the economic expansion, to be particularly encouraging. We would otherwise be favorably disposed to equities and tilt the Fund in that direction accordingly, but the rise in stock prices since December 24, 2018 looks extended, and we anticipate a pullback sometime this spring that would bring with it more attractive pricing for rebuilding an equity overweight.

In the equities part of the Fund’s portfolio as of the end of the reporting period, the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries that have historically outperformed value indices during certain expansionary periods, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

As of the same date, the Fund’s fixed-income position had shifted to a roughly neutral stance regarding credit exposure. While spreads appeared fair, if not generous, and corporate fundamentals looked solid, we remained mildly concerned regarding aggregate debt levels. Within lower grade credit, we preferred short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. Regarding average maturity, the Fund was positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. While we anticipate that the long end of the yield curve may gradually grind higher as the term premium becomes less negative, we believe the total move is not likely to be large and current yields are too low to compensate for the risk of a more substantial climb.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 83.4%†
Equity Funds 57.3%
IQ 50 Percent Hedged FTSE International ETF	253,250	$5,224,547
IQ 500 International ETF	44,987	1,244,583
IQ Chaikin U.S. Large Cap ETF	432,974	10,703,117
IQ Chaikin U.S. Small Cap ETF	559,833	14,376,511
IQ Global Resources ETF	122,571	3,316,195
MainStay Epoch International Choice Fund Class I	185,863	6,481,044
MainStay Epoch U.S. All Cap Fund Class R6	672,070	18,885,176
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	778,519	12,900,066
MainStay Large Cap Growth Fund Class R6	1,403,223	14,509,324
MainStay MacKay Common Stock Fund Class I (a)	502,391	12,368,870
MainStay MacKay Growth Fund Class I (a)	328,298	11,950,048
MainStay MacKay International Equity Fund Class R6 (b)	190,949	3,188,842
MainStay MacKay S&P 500 Index Fund Class I	205,802	9,969,050
MainStay MAP Equity Fund Class I	306,854	12,866,405

Total Equity Funds (Cost $111,097,404)		137,983,778

Fixed Income Funds 26.1%
IQ Enhanced Core Bond U.S. ETF (a)	455,200	8,585,072
IQ Enhanced Core Plus Bond U.S. ETF	125,968	2,416,066
IQ S&P High Yield Low Volatility Bond ETF	21,691	537,509
MainStay Floating Rate Fund Class R6	991	9,144
MainStay Indexed Bond Fund Class I	1,123,811	11,777,544
MainStay MacKay Convertible Fund Class I	159,835	2,835,465
MainStay MacKay High Yield Corporate Bond Fund Class R6	100,606	563,393
MainStay MacKay High Yield Municipal Bond Fund Class I	308,195	3,914,077
MainStay MacKay Short Duration High Yield Fund Class I	842,569	8,324,579
MainStay MacKay Short Term Municipal Fund Class I	354,450	3,395,628
MainStay MacKay Total Return Bond Fund Class R6 (a)	1,964,168	20,545,195

Total Fixed Income Funds (Cost $61,847,126)		62,903,672

Total Affiliated Investment Companies (Cost $172,944,530)		200,887,450

Unaffiliated Investment Companies 12.2%
Equity Funds 9.7%
iShares MSCI All Country Asia ex-Japan ETF (c)	91,758	6,630,433
iShares MSCI EAFE Small-Cap ETF	120,268	7,133,095

	Shares	Value
Equity Funds (continued)
iShares MSCI Frontier 100 ETF	31,368	$888,969
iShares MSCI India ETF	29,010	1,030,145
iShares MSCI Philippines ETF (c)	26,641	930,836
iShares MSCI Poland ETF (c)	17,945	417,221
iShares Russell 2000 ETF	9,995	1,582,109
SPDR S&P Emerging Markets Small Cap ETF	81,139	3,653,689
VanEck Vectors Africa Index ETF	21,800	480,690
VanEck Vectors India Small-Cap Index ETF	14,317	598,451

Total Equity Funds (Cost $21,474,017)		23,345,638

Fixed Income Funds 2.5%
iShares TIPS Bond ETF	6,271	710,630
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	109,224	3,617,499
Vanguard Short-Term Inflation-Protected Securities ETF	33,866	1,656,386

Total Fixed Income Funds (Cost $6,208,963)		5,984,515

Total Unaffiliated Investment Companies (Cost $27,682,980)		29,330,153

Short-Term Investment 4.3%
Affiliated Investment Company 4.3%
MainStay U.S. Government Liquidity Fund, 2.20% (d)	10,439,548	10,439,548

Total Short-Term Investment (Cost $10,439,548)		10,439,548

Investment of Cash Collateral For Securities Loaned 0.2%
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (d)	445,555	445,555

Total Investment of Cash Collateral For Securities Loaned (Cost $445,555)		445,555

Total Investments (Cost $211,521,613)	100.1%	241,102,706
Other Assets, Less Liabilities	(0.1)	(344,783)
Net Assets	100.0%	$240,757,923

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $6,857,765; the total market value of collateral held by the Fund was $7,010,817. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $6,565,262 (See Note 2(H)).

(d)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding page:

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation- Protected Security

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$137,983,778	$—	$—	$137,983,778
Fixed Income Funds	62,903,672	—	—	62,903,672
Short-Term Investment	10,439,548	—	—	10,439,548

Total Affiliated Investment Companies	211,326,998	—	—	211,326,998

Unaffiliated Investment Companies		—	—
Equity Funds	23,345,638	—	—	23,345,638
Fixed Income Funds	5,984,515	—	—	5,984,515
Investment of Cash Collateral For Securities Loaned	445,555	—	—	445,555

Total Unaffiliated Investment Companies	29,775,708	—	—	29,775,708

Total Investments in Securities	$241,102,706	$—	$—	$241,102,706

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $183,384,078)	$211,326,998
Investment in unaffiliated investment companies, at value (identified cost $28,128,535) including securities on loan of $6,857,765	29,775,708
Receivables:
Fund shares sold	162,257
Dividends and Interest	150,397
Securities lending income	2,994
Manager (See Note 3)	983
Other assets	21,999

Total assets	241,441,336

Liabilities
Payables:
Collateral received for securities on loan	445,555
Investment securities purchased	136,514
Fund shares redeemed	31,644
Transfer agent (See Note 3)	25,651
Shareholder communication	24,896
NYLIFE Distributors (See Note 3)	9,608
Professional fees	5,071
Custodian	3,066
Trustees	304
Accrued expenses	1,104

Total liabilities	683,413

Net assets	$240,757,923

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,574
Additional paid-in capital	210,391,707

210,414,281
Total distributable earnings (loss)	30,343,642

Net assets	$240,757,923

Class A
Net assets applicable to outstanding shares	$37,696,071

Shares of beneficial interest outstanding	3,561,911

Net asset value per share outstanding	$10.58
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.20

Investor Class
Net assets applicable to outstanding shares	$8,443,710

Shares of beneficial interest outstanding	795,126

Net asset value per share outstanding	$10.62
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.24

Class I
Net assets applicable to outstanding shares	$193,915,410

Shares of beneficial interest outstanding	18,151,139

Net asset value and offering price per share outstanding	$10.68

Class R1
Net assets applicable to outstanding shares	$30,763

Shares of beneficial interest outstanding	2,814

Net asset value and offering price per share outstanding	$10.93

Class R2
Net assets applicable to outstanding shares	$220,007

Shares of beneficial interest outstanding	20,722

Net asset value and offering price per share outstanding	$10.62

Class R3
Net assets applicable to outstanding shares	$451,962

Shares of beneficial interest outstanding	42,039

Net asset value and offering price per share outstanding	$10.75

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,556,783
Dividend distributions from unaffiliated investment companies	480,397
Securities lending	23,672
Interest	290

Total income	3,061,142

Expenses
Manager (See Note 3)	123,827
Transfer agent (See Note 3)	82,196
Distribution/Service—Class A (See Note 3)	43,895
Distribution/Service—Investor Class (See Note 3)	9,670
Distribution/Service—Class R2 (See Note 3)	231
Distribution/Service—Class R3 (See Note 3)	1,033
Registration	53,859
Shareholder communication	15,101
Professional fees	7,419
Custodian	5,959
Trustees	3,063
Shareholder service (See Note 3)	1,290
Miscellaneous	7,728

Total expenses before waiver/reimbursement	355,271
Expense waiver/reimbursement from Manager (See Note 3)	(140,501)

Net expenses	214,770

Net investment income (loss)	2,846,372

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(3,549,172)
Unaffiliated investment transactions	(338,435)
Realized capital gain distributions from affiliated investment companies	7,990,529

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,102,922

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,709,899
Affiliated investments	7,115,920

Net change in unrealized appreciation (depreciation) on investments	9,825,819

Net realized and unrealized gain (loss) on investments	13,928,741

Net increase (decrease) in net assets resulting from operations	$16,775,113

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,846,372	$4,242,054
Net realized gain (loss) on investments	4,102,922	20,664,851
Net change in unrealized appreciation (depreciation) on investments	9,825,819	(27,969,334)

Net increase (decrease) in net assets resulting from operations	16,775,113	(3,062,429)

Distributions to shareholders:
Class A	(3,392,006)	(1,880,043)
Investor Class	(726,544)	(395,200)
Class I	(20,224,964)	(12,534,857)
Class R1	(403,377)	(244,473)
Class R2	(17,071)	(71,704)
Class R3	(37,726)	(22,473)

Total distributions to shareholders	(24,801,688)	(15,148,750)

Capital share transactions:
Net proceeds from sale of shares	19,744,549	40,659,368
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	24,799,847	15,145,733
Cost of shares redeemed	(48,579,265)	(33,617,062)

Increase (decrease) in net assets derived from capital share transactions	(4,034,869)	22,188,039

Net increase (decrease) in net assets	(12,061,444)	3,976,860

Net Assets
Beginning of period	252,819,367	248,842,507

End of period	$240,757,923	$252,819,367

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.02	$11.85	$10.52	$10.87	$11.03	$10.63

Net investment income (loss) (a)	0.11	0.16	0.19	0.15	0.20	0.12

Net realized and unrealized gain (loss) on investments	0.52	(0.29)	1.62	(0.05)	0.01	0.76

Total from investment operations	0.63	(0.13)	1.81	0.10	0.21	0.88

Less dividends and distributions:

From net investment income	(0.23)	(0.24)	(0.19)	(0.19)	(0.16)	(0.15)

From net realized gain on investments	(0.84)	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(1.07)	(0.70)	(0.48)	(0.45)	(0.37)	(0.48)

Net asset value at end of period	$10.58	$11.02	$11.85	$10.52	$10.87	$11.03

Total investment return (b)	6.91%	(1.32%)	17.92%	1.11%	1.87%	8.47%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.07%††	1.39%	1.73%	1.48%	1.81%	1.12%

Net expenses (c)	0.37%††	0.37%	0.37%	0.37%	0.37%	0.37%

Expenses (before waiver/reimbursement) (c)	0.48%††	0.47%	0.48%	0.50%	0.49%	0.52%

Portfolio turnover rate	26%	43%	43%	43%	42%	68%

Net assets at end of period (in 000’s)	$37,696	$35,405	$30,637	$18,130	$15,685	$21,484

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.05	$11.86	$10.52	$10.87	$11.03	$10.64

Net investment income (loss) (a)	0.10	0.15	0.17	0.14	0.14	0.10

Net realized and unrealized gain (loss) on investments	0.53	(0.29)	1.64	(0.04)	0.05	0.76

Total from investment operations	0.63	(0.14)	1.81	0.10	0.19	0.86

Less dividends and distributions:

From net investment income	(0.22)	(0.21)	(0.18)	(0.19)	(0.14)	(0.14)

From net realized gain on investments	(0.84)	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(1.06)	(0.67)	(0.47)	(0.45)	(0.35)	(0.47)

Net asset value at end of period	$10.62	$11.05	$11.86	$10.52	$10.87	$11.03

Total investment return (b)	6.87%	(1.42%)	17.91%	1.02%	1.74%	8.29%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.95%††	1.32%	1.51%	1.38%	1.23%	0.93%

Net expenses (c)	0.47%††	0.47%	0.47%	0.47%	0.47%	0.47%

Expenses (before waiver/reimbursement) (c)	0.94%††	0.88%	0.68%	0.71%	0.71%	0.73%

Portfolio turnover rate	26%	43%	43%	43%	42%	68%

Net assets at end of period (in 000’s)	$8,444	$7,342	$7,453	$14,397	$11,606	$9,428

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.13	$11.97	$10.62	$10.96	$11.13	$10.73

Net investment income (loss) (a)	0.12	0.20	0.21	0.18	0.18	0.14

Net realized and unrealized gain (loss) on investments	0.53	(0.31)	1.64	(0.04)	0.05	0.77

Total from investment operations	0.65	(0.11)	1.85	0.14	0.23	0.91

Less dividends and distributions:

From net investment income	(0.26)	(0.27)	(0.21)	(0.22)	(0.19)	(0.18)

From net realized gain on investments	(0.84)	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(1.10)	(0.73)	(0.50)	(0.48)	(0.40)	(0.51)

Net asset value at end of period	$10.68	$11.13	$11.97	$10.62	$10.96	$11.13

Total investment return (b)	7.04%	(1.13%)	18.19%	1.44%	2.05%	8.66%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.34%††	1.67%	1.93%	1.76%	1.62%	1.26%

Net expenses (c)	0.12%††	0.12%	0.12%	0.12%	0.12%	0.12%

Expenses (before waiver/reimbursement) (c)	0.23%††	0.22%	0.23%	0.25%	0.24%	0.26%

Portfolio turnover rate	26%	43%	43%	43%	42%	68%

Net assets at end of period (in 000’s)	$193,915	$205,281	$204,800	$194,728	$184,691	$169,153

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,				August 21, 2014** through October 31,

Class R1	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.36	$12.19	$10.61	$10.95	$11.12	$11.13

Net investment income (loss) (a)	0.17	0.13	0.20	0.19	0.17	0.02

Net realized and unrealized gain (loss) on investments	0.49	(0.23)	1.67	(0.06)	0.05	(0.03)

Total from investment operations	0.66	(0.10)	1.87	0.13	0.22	(0.01)

Less dividends and distributions:

From net investment income	(0.25)	(0.27)	—	(0.21)	(0.18)	—

From net realized gain on investments	(0.84)	(0.46)	(0.29)	(0.26)	(0.21)	—

Total dividends and distributions	(1.09)	(0.73)	(0.29)	(0.47)	(0.39)	—

Net asset value at end of period	$10.93	$11.36	$12.19	$10.61	$10.95	$11.12

Total investment return (b)	6.96%	(1.07%)	18.04%	1.33%	1.98%	(0.09	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.26%††	1.11%	1.78%	1.84%	1.54%	0.85	% ††

Net expenses (d)	0.22%††	0.22%	0.22%	0.22%	0.22%	0.22	% ††

Expenses (before waiver/reimbursement) (d)	0.33%††	0.32%	0.32%	0.34%	0.34%	0.35	% ††

Portfolio turnover rate	26%	43%	43%	43%	42%	68%

Net assets at end of period (in 000’s)	$31	$4,232	$29	$25	$22,982	$21,771

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.03	$11.85	$10.50	$10.84	$11.01	$10.62

Net investment income (loss) (a)	0.10	0.29	0.17	0.15	0.16	0.10

Net realized and unrealized gain (loss) on investments	0.53	(0.44)	1.62	(0.05)	0.03	0.76

Total from investment operations	0.63	(0.15)	1.79	0.10	0.19	0.86

Less dividends and distributions:

From net investment income	(0.20)	(0.21)	(0.15)	(0.18)	(0.15)	(0.14)

From net realized gain on investments	(0.84)	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(1.04)	(0.67)	(0.44)	(0.44)	(0.36)	(0.47)

Net asset value at end of period	$10.62	$11.03	$11.85	$10.50	$10.84	$11.01

Total investment return (b)	6.91%	(1.51%)	17.71%	1.11%	1.70%	8.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.89%††	2.57%	1.54%	1.41%	1.44%	0.94%

Net expenses (c)	0.47%††	0.47%	0.47%	0.47%	0.47%	0.47%

Expenses (before waiver/reimbursement) (c)	0.58%††	0.57%	0.58%	0.60%	0.59%	0.61%

Portfolio turnover rate	26%	43%	43%	43%	42%	68%

Net assets at end of period (in 000’s)	$220	$154	$5,514	$4,840	$4,524	$7,634

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class R3	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.16	$11.99	$10.62	$10.96	$11.13	$10.62

Net investment income (loss) (a)	0.09	0.13	0.16	0.11	0.12	0.06

Net realized and unrealized gain (loss) on investments	0.53	(0.30)	1.63	(0.03)	0.05	0.78

Total from investment operations	0.62	(0.17)	1.79	0.08	0.17	0.84

Less dividends and distributions:

From net investment income	(0.19)	(0.20)	(0.13)	(0.16)	(0.13)	—

From net realized gain on investments	(0.84)	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(1.03)	(0.66)	(0.42)	(0.42)	(0.34)	(0.33)

Net asset value at end of period	$10.75	$11.16	$11.99	$10.62	$10.96	$11.13

Total investment return (b)	6.66%	(1.64%)	17.43%	0.83%	1.47%	8.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.72%††	1.08%	1.44%	1.07%	1.06%	0.57%

Net expenses (c)	0.72%††	0.72%	0.72%	0.72%	0.72%	0.72%

Expenses (before reimbursement/waiver) (c)	0.83%††	0.82%	0.83%	0.85%	0.84%	0.86%

Portfolio turnover rate	26%	43%	43%	43%	42%	68%

Net assets at end of period (in 000’s)	$452	$406	$410	$414	$303	$317

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	1.19 7.08%	–2.21 3.48%	5.19 6.38%	10.06 10.68%	1.10 1.10%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.21 7.10	–2.26 3.43	5.11 6.30	9.98 10.60	1.53 1.53
Class I Shares	No Sales Charge		6/29/2007	7.29	3.72	6.66	10.98	0.85
Class R1 Shares	No Sales Charge		8/21/2014	7.27	3.68	6.04	N/A	0.95
Class R2 Shares	No Sales Charge		1/8/2009	7.07	3.40	6.24	10.57	1.20
Class R3 Shares	No Sales Charge		5/1/2008	6.97	3.06	6.03	10.31	1.45

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	9.76%	13.49%	11.63%	15.32%
MSCI EAFE® Index[4]	7.45	–3.22	2.60	7.95
Bloomberg Barclays U.S. Aggregate Bond Index[5]	5.49	5.29	2.57	3.72
Retirement 2040 Composite Index[6]	8.50	8.57	8.30	12.16
Morningstar Target Date 2040 Category Average[7]	8.65	5.56	6.72	10.89

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass- throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2040 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036-2040) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

51

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,070.80	$1.90	$1,022.96	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,071.00	$2.41	$1,022.46	$2.36	0.47%

Class I Shares	$1,000.00	$1,072.90	$0.62	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,072.70	$1.13	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,070.70	$2.41	$1,022.46	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,069.70	$3.69	$1,021.22	$3.61	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories. The Fund’s holdings are subject to change.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Retirement 2040 Fund returned 7.29%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, and the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the 8.50% return of the Retirement 2040 Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 8.65% return of the Morningstar Target Date 2040 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, which detracted materially from active returns. The most prominent example of an Underlying Fund that struggled to meet its objective was IQ Chaikin U.S. Small Cap ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Fund’s overall stock/bond blend. The Fund increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by the end of the reporting period. Within equities, a preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities offset those gains to a degree. Among its fixed-income holdings, the Fund benefited from exposure to convertible high-yield municipal bonds and short-duration2 high-yield corporate bonds. Under-

weight exposure to leveraged loans also enhanced returns. However, the Fund’s position in cash and short-maturity municipal bonds acted as a drag on relative performance.

Were there any changes to the Fund during the reporting period?

At a December 2018 Board meeting, the Board of Trustees approved the merger of MainStay Retirement 2040 Fund with and into MainStay Moderate Growth Allocation Fund, effective on or about June 14, 2019. For more information, please refer to the Information Statement/Prospectus dated April 10, 2019.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy, and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by the end of the reporting period, it was again close to neutral.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated

1.	See page 50 for other share class returns, which may be higher or lower than Class I share returns. See page 51 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

54	MainStay Retirement 2040 Fund

a relatively large percentage of the Fund’s assets to stocks of developing nations over those of the developed world. Second, the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinational companies that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Fund, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Fund, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads3 widened and valuations appeared more reasonable. Within speculative-grade credit, the Fund shied away from floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Fund’s duration slightly short in the expectation that the yield curve4 would steepen as it became clear, in our opinion, that growth remained entrenched and the next recession was still some distance off. The Fund’s positioning on credit mildly enhanced returns, but those positive effects were undercut by the negative effects of the Fund’s duration position.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period in part by reducing its positions in IQ Chaikin U.S. Large Cap ETF and IQ 50 Percent Hedged FTSE International ETF. The Fund kept some of the proceeds in cash rather than investing in fixed-income securities, given the potential for bond yields to rise.

Within equities, we modestly increased the Fund’s exposure to larger-cap securities, trimming holdings in IQ Chaikin U.S. Small Cap ETF while increasing holdings in MainStay MacKay Common Stock Fund and MainStay MAP Equity Fund.

A new Underlying Fund was also added during the reporting period—IQ 500 International ETF. The Fund’s exposure to this

Underlying Fund remained quite small as of April 30, 2019 but is expected to grow.

During the reporting period, which Underlying Funds had the highest total returns from equities and which had the lowest total returns?

Of the equity-focused Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI India ETF, iShares MSCI Philippines ETF and iShares MSCI All Country Asia ex Japan ETF. At the other end of the spectrum, IQ Global Resources ETF, IQ Chaikin U.S. Small Cap ETF and IQ Chaikin U.S. Large Cap ETF saw the lowest positive total returns.

Which Underlying Funds were the strongest contributors to the Fund’s performance in equities and which were particularly weak?

Among the Underlying Funds making the most significant contributions to equity returns were MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The contribution from IQ Chaikin U.S. Small Cap ETF was effectively zero while the next smallest contribution came from IQ Global Resources ETF.

During the reporting period, which Underlying Funds had the highest total returns from fixed-income securities and which had the lowest total returns?

Of the bond-focused Underlying Funds held for the full reporting period, the highest returns came from MainStay MacKay Convertible Fund and VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF. MainStay U.S. Government Liquidity Fund had the lowest return followed by MainStay MacKay Short Term Municipal Fund, MainStay Floating Rate Fund and MainStay MacKay Unconstrained Bond Fund.

Which Underlying Funds were the strongest contributors to the Fund’s performance in fixed-income securities and which were particularly weak?

Among the Underlying Funds making the most significant positive contributions to fixed-income returns were MainStay MacKay Total Return Bond Fund and MainStay MacKay Convertible Fund. No fixed-income funds detracted from Fund performance, but the smallest contributions came from MainStay Floating Rate Fund and IQ Enhanced Core Bond U.S. ETF.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

55

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund maintained a roughly neutral posture in terms of its stock/bond blend. While corporate profit growth has slowed in recent months, it remains positive and shows promise of accelerating later this year, in our opinion. We found the improvement in non-farm productivity the past few quarters, which we believe could help preserve margins in the face of rising wages, keep a lid on inflation and extend the economic expansion, to be particularly encouraging. We would otherwise be favorably disposed to equities and tilt the Fund in that direction accordingly, but the rise in stock prices since December 24, 2018 looks extended, and we anticipate a pullback sometime this spring that would bring with it more attractive pricing for rebuilding an equity overweight.

In the equities part of the Fund’s portfolio as of the end of the reporting period, the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries that have historically outperformed value indices during certain expansionary periods, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

As of April 30, 2019, the Fund’s fixed-income position had shifted to a roughly neutral stance regarding credit exposure. While spreads appeared fair, if not generous, and corporate fundamentals looked solid, we remained mildly concerned regarding aggregate debt levels. Within lower-grade credit, we preferred short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. Regarding average maturity, the Fund was positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. While we anticipate that the long end of the yield curve may gradually grind higher as the term premium becomes less negative, we believe the total move is not likely to be large and current yields are too low to compensate for the risk of a more substantial climb.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value

Affiliated Investment Companies 82.3%†
Equity Funds 69.7%
IQ 50 Percent Hedged FTSE International ETF	277,213	$5,718,904
IQ 500 International ETF	47,882	1,324,675
IQ Chaikin U.S. Large Cap ETF	467,919	11,566,958
IQ Chaikin U.S. Small Cap ETF (a)	753,381	19,346,824
IQ Global Resources ETF	126,131	3,412,512
MainStay Epoch International Choice Fund Class I	259,488	9,048,350
MainStay Epoch U.S. All Cap Fund Class R6	699,293	19,650,138
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	864,423	14,323,497
MainStay Large Cap Growth Fund Class R6	1,286,263	13,299,961
MainStay MacKay Common Stock Fund Class I (a)	489,161	12,043,138
MainStay MacKay Growth Fund Class I (a)	331,598	12,070,175
MainStay MacKay International Equity Fund Class R6 (b)	263,945	4,407,877
MainStay MacKay S&P 500 Index Fund Class I	199,684	9,672,670
MainStay MAP Equity Fund Class I	294,280	12,339,146

Total Equity Funds (Cost $124,555,395)		148,224,825

Fixed Income Funds 12.6%
IQ Enhanced Core Bond U.S. ETF	5,138	96,903
IQ Enhanced Core Plus Bond U.S. ETF	197,652	3,790,965
IQ S&P High Yield Low Volatility Bond ETF	12,757	316,122
MainStay Floating Rate Fund Class R6	3,148	29,056
MainStay Indexed Bond Fund Class I	9,634	100,968
MainStay MacKay Convertible Fund Class I	141,619	2,512,329
MainStay MacKay High Yield Corporate Bond Fund Class R6	111,341	623,507
MainStay MacKay High Yield Municipal Bond Fund Class I	289,366	3,674,951
MainStay MacKay Short Duration High Yield Fund Class I	730,278	7,215,150
MainStay MacKay Short Term Municipal Fund Class I	323,345	3,097,647
MainStay MacKay Total Return Bond Fund Class R6	502,779	5,259,067

Total Fixed Income Funds (Cost $26,176,887)		26,716,665

Total Affiliated Investment Companies (Cost $150,732,282)		174,941,490

Unaffiliated Investment Companies 13.6%
Equity Funds 11.2%
iShares MSCI All Country Asia ex-Japan ETF (c)	92,349	6,673,139
iShares MSCI EAFE Small-Cap ETF (c)	127,216	7,545,181
iShares MSCI Frontier 100 ETF	30,917	876,188
iShares MSCI India ETF	26,683	947,513

	Shares	Value

Equity Funds (continued)
iShares MSCI Philippines ETF (c)	25,277	$883,178
iShares MSCI Poland ETF	16,558	384,974
iShares Russell 2000 ETF	11,684	1,849,460
SPDR S&P Emerging Markets Small Cap ETF	80,090	3,606,453
VanEck Vectors Africa Index ETF	20,266	446,865
VanEck Vectors India Small-Cap Index ETF	12,851	537,172

Total Equity Funds (Cost $22,046,566)		23,750,123

Fixed Income Funds 2.4%
iShares TIPS Bond ETF	5,521	625,639
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	94,475	3,129,012
Vanguard Short-Term Inflation-Protected Securities ETF	30,268	1,480,408

Total Fixed Income Funds (Cost $5,420,548)		5,235,059

Total Unaffiliated Investment Companies (Cost $27,467,114)		28,985,182

Short-Term Investment 4.2%
Affiliated Investment Company 4.2%
MainStay U.S. Government Liquidity Fund, 2.20% (d)	8,941,819	8,941,819

Total Short-Term Investment (Cost $8,941,819)		8,941,819

Total Investments (Cost $187,141,215)	100.1%	212,868,491
Other Assets, Less Liabilities	(0.1)	(267,845)
Net Assets	100.0%	$212,600,646

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $7,619,505 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $7,818,957 (See Note 2 (H)).

(d)	Current yield as of April 30, 2019.

The following abbreviations are used above:

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation- Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$148,224,825	$—	$—	$148,224,825
Fixed Income Funds	26,716,665	—	—	26,716,665
Short-Term Investment	8,941,819	—	—	8,941,819

Total Affiliated Investment Companies	183,883,309	—	—	183,883,309

Unaffiliated Investment Companies
Equity Funds	23,750,123	—	—	23,750,123
Fixed Income Funds	5,235,059	—	—	5,235,059

Total Unaffiliated Investment Companies	28,985,182	—	—	28,985,182

Total Investments in Securities	$212,868,491	$—	$—	$212,868,491

(a)	For a complete listing of investments, see the Portfolio of Investments.

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $159,674,101)	$183,883,309
Investment in unaffiliated investment companies, at value (identified cost $27,467,114) including securities on loan of $7,619,505	28,985,182
Receivables:
Dividends and Interest	75,785
Fund shares sold	37,185
Investment securities sold	20,748
Manager (See Note 3)	5,327
Securities lending income	4,016
Other assets	21,972

Total assets	213,033,524

Liabilities
Payables:
Fund shares redeemed	302,671
Investment securities purchased	61,243
Transfer agent (See Note 3)	30,282
Shareholder communication	21,585
NYLIFE Distributors (See Note 3)	8,052
Professional fees	4,884
Custodian	2,955
Trustees	237
Accrued expenses	969

Total liabilities	432,878

Net assets	$212,600,646

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,189
Additional paid-in capital	186,322,984

186,342,173
Total distributable earnings (loss)	26,258,473

Net assets	$212,600,646

Class A
Net assets applicable to outstanding shares	$27,872,428

Shares of beneficial interest outstanding	2,544,267

Net asset value per share outstanding	$10.95
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.59

Investor Class
Net assets applicable to outstanding shares	$11,062,584

Shares of beneficial interest outstanding	1,002,354

Net asset value per share outstanding	$11.04
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.68

Class I
Net assets applicable to outstanding shares	$173,248,282

Shares of beneficial interest outstanding	15,605,276

Net asset value and offering price per share outstanding	$11.10

Class R1
Net assets applicable to outstanding shares	$47,927

Shares of beneficial interest outstanding	4,227

Net asset value and offering price per share outstanding	$11.34

Class R2
Net assets applicable to outstanding shares	$66,564

Shares of beneficial interest outstanding	6,012

Net asset value and offering price per share outstanding	$11.07

Class R3
Net assets applicable to outstanding shares	$302,861

Shares of beneficial interest outstanding	27,230

Net asset value and offering price per share outstanding	$11.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,015,858
Dividend distributions from unaffiliated investment companies	451,485
Securities lending	22,961
Interest	137

Total income	2,490,441

Expenses
Manager (See Note 3)	107,613
Transfer agent (See Note 3)	94,642
Registration	53,910
Distribution/Service—Class A (See Note 3)	32,288
Distribution/Service—Investor Class (See Note 3)	12,644
Distribution/Service—Class R2 (See Note 3)	77
Distribution/Service—Class R3 (See Note 3)	752
Shareholder communication	13,542
Professional fees	6,699
Custodian	5,790
Trustees	2,637
Shareholder service (See Note 3)	1,443
Miscellaneous	7,230

Total expenses before waiver/reimbursement	339,267
Expense waiver/reimbursement from Manager (See Note 3)	(152,491)

Net expenses	186,776

Net investment income (loss)	2,303,665

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(4,026,232)
Unaffiliated investment transactions	(384,074)
Realized capital gain distributions from affiliated investment companies	7,373,100

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,962,794

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,690,518
Affiliated investments	7,019,890

Net change in unrealized appreciation (depreciation) on investments	9,710,408

Net realized and unrealized gain (loss) on investments	12,673,202

Net increase (decrease) in net assets resulting from operations	$14,976,867

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,303,665	$3,049,385
Net realized gain (loss) on investments	2,962,794	20,620,093
Net change in unrealized appreciation (depreciation) on investments	9,710,408	(26,742,169)

Net increase (decrease) in net assets resulting from operations	14,976,867	(3,072,691)

Distributions to shareholders:
Class A	(2,644,329)	(1,189,675)
Investor Class	(1,009,955)	(421,064)
Class I	(18,536,600)	(9,017,301)
Class R1	(526,072)	(281,104)
Class R2	(5,994)	(37,001)
Class R3	(27,688)	(7,066)

Total distributions to shareholders	(22,750,638)	(10,953,211)

Capital share transactions:
Net proceeds from sale of shares	17,246,266	40,710,995
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	22,748,418	10,953,026
Cost of shares redeemed	(39,130,182)	(25,984,409)

Increase (decrease) in net assets derived from capital share transactions	864,502	25,679,612

Net increase (decrease) in net assets	(6,909,269)	11,653,710

Net Assets
Beginning of period	219,509,915	207,856,205

End of period	$212,600,646	$219,509,915

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.48	$12.24	$10.62	$11.03		$11.23	$10.73

Net investment income (loss) (a)	0.10	0.14	0.17	0.12		0.17	0.09

Net realized and unrealized gain (loss) on investments	0.55	(0.28)	1.95	(0.08)		0.06	0.83

Total from investment operations	0.65	(0.14)	2.12	0.04		0.23	0.92

Less dividends and distributions:

From net investment income	(0.22)	(0.23)	(0.17)	(0.17)		(0.15)	(0.14)

From net realized gain on investments	(0.96)	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(1.18)	(0.62)	(0.50)	(0.45)		(0.43)	(0.42)

Net asset value at end of period	$10.95	$11.48	$12.24	$10.62		$11.03	$11.23

Total investment return (b)	7.08%	(1.36%)	20.77%	0.50%		2.03%	8.78%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.91%††	1.13%	1.50%	1.19	%(c)	1.56%	0.86%

Net expenses (d)	0.37%††	0.37%	0.37%	0.36	%(e)	0.37%	0.37%

Expenses (before waiver/reimbursement) (d)	0.50%††	0.49%	0.51%	0.54%		0.54%	0.60%

Portfolio turnover rate	25%	42%	44%	38%		41%	83%

Net assets at end of period (in 000’s)	$27,872	$25,629	$22,270	$10,187		$8,831	$12,924

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.18%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.55	$12.29	$10.66	$11.08		$11.27	$10.76

Net investment income (loss) (a)	0.10	0.13	0.15	0.11		0.10	0.07

Net realized and unrealized gain (loss) on investments	0.56	(0.28)	1.97	(0.09)		0.12	0.85

Total from investment operations	0.66	(0.15)	2.12	0.02		0.22	0.92

Less dividends and distributions:

From net investment income	(0.21)	(0.20)	(0.16)	(0.16)		(0.13)	(0.13)

From net realized gain on investments	(0.96)	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(1.17)	(0.59)	(0.49)	(0.44)		(0.41)	(0.41)

Net asset value at end of period	$11.04	$11.55	$12.29	$10.66		$11.08	$11.27

Total investment return (b)	7.10%	(1.40%)	20.67%	0.32%		1.95%	8.80%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.78%††	1.07%	1.32%	1.07	%(c)	0.93%	0.68%

Net expenses (d)	0.47%††	0.47%	0.47%	0.46	%(e)	0.47%	0.47%

Expenses (before waiver/reimbursement) (d)	0.95%††	0.92%	0.75%	0.80%		0.79%	0.81%

Portfolio turnover rate	25%	42%	44%	38%		41%	83%

Net assets at end of period (in 000’s)	$11,063	$9,621	$9,064	$14,150		$11,231	$8,424

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.63	$12.40	$10.74	$11.16		$11.35	$10.83

Net investment income (loss) (a)	0.12	0.17	0.20	0.16		0.15	0.11

Net realized and unrealized gain (loss) on investments	0.55	(0.29)	1.98	(0.10)		0.11	0.86

Total from investment operations	0.67	(0.12)	2.18	0.06		0.26	0.97

Less dividends and distributions:

From net investment income	(0.24)	(0.26)	(0.19)	(0.20)		(0.17)	(0.17)

From net realized gain on investments	(0.96)	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(1.20)	(0.65)	(0.52)	(0.48)		(0.45)	(0.45)

Net asset value at end of period	$11.10	$11.63	$12.40	$10.74		$11.16	$11.35

Total investment return (b)	7.29%	(1.16%)	21.15%	0.66%		2.31%	9.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.18%††	1.40%	1.71%	1.47	%(c)	1.36%	0.97%

Net expenses (d)	0.12%††	0.12%	0.12%	0.11	%(e)	0.12%	0.12%

Expenses (before waiver/reimbursement) (d)	0.25%††	0.24%	0.26%	0.29%		0.29%	0.34%

Portfolio turnover rate	25%	42%	44%	38%		41%	83%

Net assets at end of period (in 000’s)	$173,248	$178,313	$169,644	$152,163		$144,000	$131,608

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.46%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,					August 21, 2014** through October 31,

Class R1	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.84	$12.61	$10.74	$11.16		$11.35	$11.36

Net investment income (loss) (a)	0.18	0.10	0.18	0.16		0.14	0.01

Net realized and unrealized gain (loss) on investments	0.51	(0.22)	2.02	(0.11)		0.11	(0.02)

Total from investment operations	0.69	(0.12)	2.20	0.05		0.25	(0.01)

Less dividends and distributions:

From net investment income	(0.23)	(0.26)	—	(0.19)		(0.16)	—

From net realized gain on investments	(0.96)	(0.39)	(0.33)	(0.28)		(0.28)	—

Total dividends and distributions	(1.19)	(0.65)	(0.33)	(0.47)		(0.44)	—

Net asset value at end of period	$11.34	$11.84	$12.61	$10.74		$11.16	$11.35

Total investment return (b)	7.27%	(1.21%)	20.99%	0.60%		2.21%	(0.09	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.29%††	0.79%	1.55%	1.52	%(d)	1.26%	0.37	% ††

Net expenses (e)	0.22%††	0.22%	0.22%	0.21	%(f)	0.22%	0.22	% ††

Expenses (before waiver/reimbursement) (e)	0.35%††	0.34%	0.36%	0.39%		0.39%	0.41	% ††

Portfolio turnover rate	25%	42%	44%	38%		41%	83%

Net assets at end of period (in 000’s)	$48	$5,610	$34	$27		$12,902	$12,248

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.54	$12.29	$10.64	$11.06		$11.26	$10.75

Net investment income (loss) (a)	0.10	0.35	0.15	0.12		0.13	0.08

Net realized and unrealized gain (loss) on investments	0.56	(0.53)	1.97	(0.10)		0.08	0.84

Total from investment operations	0.66	(0.18)	2.12	0.02		0.21	0.92

Less dividends and distributions:

From net investment income	(0.17)	(0.18)	(0.14)	(0.16)		(0.13)	(0.13)

From net realized gain on investments	(0.96)	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(1.13)	(0.57)	(0.47)	(0.44)		(0.41)	(0.41)

Net asset value at end of period	$11.07	$11.54	$12.29	$10.64		$11.06	$11.26

Total investment return (b)	7.07%	(1.67%)	20.70%	0.31%		1.92%	8.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.79%††	2.97%	1.31%	1.12	%(c)	1.18%	0.71%

Net expenses (d)	0.47%††	0.47%	0.47%	0.46	%(e)	0.47%	0.47%

Expenses (before waiver/reimbursement) (d)	0.60%††	0.59%	0.61%	0.64%		0.64%	0.70%

Portfolio turnover rate	25%	42%	44%	38%		41%	83%

Net assets at end of period (in 000’s)	$67	$59	$6,695	$5,364		$5,093	$7,791

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,

Class R3	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.61	$12.38	$10.72	$11.14		$11.32	$10.71

Net investment income (loss) (a)	0.08	0.08	0.05	0.08		0.08	0.08

Net realized and unrealized gain (loss) on investments	0.57	(0.27)	2.06	(0.09)		0.11	0.81

Total from investment operations	0.65	(0.19)	2.11	(0.01)		0.19	0.89

Less dividends and distributions:

From net investment income	(0.18)	(0.19)	(0.12)	(0.13)		(0.09)	—

From net realized gain on investments	(0.96)	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(1.14)	(0.58)	(0.45)	(0.41)		(0.37)	(0.28)

Net asset value at end of period	$11.12	$11.61	$12.38	$10.72		$11.14	$11.32

Total investment return (b)	6.97%	(1.75%)	20.40%	0.06%		1.72%	8.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.51%††	0.67%	0.43%	0.73	%(c)	0.71%	0.78%

Net expenses (d)	0.72%††	0.72%	0.72%	0.71	%(e)	0.72%	0.72%

Expenses (before reimbursement/waiver) (d)	0.85%††	0.84%	0.86%	0.88%		0.89%	0.95%

Portfolio turnover rate	25%	42%	44%	38%		41%	83%

Net assets at end of period (in 000’s)	$303	$277	$149	$26		$14	$11

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.72%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	1.45 7.35%	–2.12 3.58%	5.54 6.74%	10.44 11.07%	1.24 1.24%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.44 7.34	–2.22 3.47	5.42 6.62	10.32 10.94	1.64 1.64
Class I Shares	No Sales Charge		6/29/2007	7.58	3.83	7.01	11.35	0.99
Class R1 Shares	No Sales Charge		8/21/2014	7.51	3.69	6.37	N/A	1.09
Class R2 Shares	No Sales Charge		1/8/2009	7.38	3.44	6.68	10.97	1.36
Class R3 Shares	No Sales Charge		5/1/2008	7.23	3.22	6.38	10.68	1.59

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

65

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	9.76%	13.49%	11.63%	15.32%

MSCI EAFE® Index[4]	7.45	–3.22	2.60	7.95

Bloomberg Barclays U.S. Aggregate Bond Index[5]	5.49	5.29	2.57	3.72

Retirement 2050 Composite Index[6]	8.81	8.85	8.64	12.61

Morningstar Target Date 2050 Category Average[7]	9.00	5.59	7.00	11.19

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2050 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2046-2050) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

66	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,073.50	$1.90	$1,022.96	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,073.40	$2.42	$1,022.46	$2.36	0.47%

Class I Shares	$1,000.00	$1,075.80	$0.62	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,075.10	$1.13	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,073.80	$2.42	$1,022.46	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,072.30	$3.70	$1,021.22	$3.61	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

67

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 72 for specific holdings within these categories. The Fund’s holdings are subject to change.

68	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Retirement 2050 Fund returned 7.58%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, and outperformed the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the 8.81% return of the Retirement 2050 Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 9.00% return of the Morningstar Target Date 2050 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, which detracted materially from active returns. The most prominent example of an Underlying Funds that struggled to meet its objective was IQ Chaikin U.S. Small Cap ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Fund’s overall stock/bond blend. The Fund increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by the end of the reporting period. Within equities, a preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities offset those gains to a degree. Among its fixed-income holdings, the Fund benefited from exposure to convertible high-yield municipal bonds and short-duration2 high-yield corporate bonds. Under-

weight exposure to leveraged loans also enhanced returns. However, the Fund’s position in cash and short-maturity municipal bonds acted as a drag on relative performance, fully offsetting gains realized elsewhere.

Were there any changes to the Fund during the reporting period?

At a December 2018 Board meeting, the Board of Trustees approved the merger of MainStay Retirement 2050 Fund with and into MainStay Moderate Growth Allocation Fund, effective on or about June 14, 2019. For more information please refer to the Information Statement/Prospectus dated April 10, 2019.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy, and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by the end of the reporting period, it was again close to neutral.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as

1.	See page 65 for other share class returns, which may be higher or lower than Class I share returns. See page 66 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

69

a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Fund’s assets to stocks of developing nations over those of the developed world. Second, the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinational companies that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Fund, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Fund, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads3 widened and valuations appeared more reasonable. Within speculative-grade credit, the Fund shied away from floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Fund’s duration slightly short in the expectation that the yield curve4 would steepen as it became clear, in our opinion, that growth remained entrenched and the next recession was still some distance off. The Fund’s positioning on credit mildly enhanced returns, but those positive effects were undercut by the negative effects of the Fund’s duration position.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period in part by reducing its positions in IQ Chaikin U.S. Large Cap ETF and IQ 50 Percent Hedged FTSE International ETF. The Fund kept some of the proceeds in cash rather than investing in fixed-income securities, given the potential for bond yields to rise.

Within equities, we modestly increased the Fund’s exposure to larger-cap securities, trimming holdings in IQ Chaikin U.S. Small Cap ETF while increasing holdings in MainStay MacKay Common Stock Fund and MainStay MAP Equity Fund.
A new Underlying Fund was also added during the reporting period—IQ 500 International ETF. The Fund’s exposure to this Underlying Fund remained quite small as of April 30, 2019 but is expected to grow.

During the reporting period, which Underlying Funds had the highest total returns from equities and which had the lowest total returns?

Of the equity-focused Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI India ETF, iShares MSCI Philippines ETF and iShares MSCI All Country Asia ex-Japan ETF. At the other end of the spectrum, IQ Global Resources ETF, IQ Chaikin U.S. Small Cap ETF and IQ Chaikin U.S. Large Cap ETF saw the lowest positive total returns.

Which Underlying Funds were the strongest contributors to the Fund’s performance in equities and which were particularly weak?

Among the Underlying Funds making the most significant contributions to equity returns were MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) No Underlying Funds detracted from the Fund’s equity performance, but those making the smallest positive contributions included IQ Global Resources ETF and iShares MSCI Poland ETF.

During the reporting period, which Underlying Funds had the highest total returns from fixed-income securities and which had the lowest total returns?

Of the bond-focused Underlying Funds held for the full reporting period, the highest returns came from MainStay MacKay Convertible Fund and VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF. MainStay U.S. Government Liquidity Fund had the lowest return followed by MainStay MacKay Short Term Municipal Fund, MainStay Floating Rate Fund and MainStay MacKay Unconstrained Bond Fund.

Which Underlying Funds were the strongest contributors to the Fund’s performance in fixed-income securities and which were particularly weak?

Among the Underlying Funds making the most significant positive contributions to fixed-income returns were MainStay MacKay Convertible Fund and MainStay MacKay High Yield Municipal Bond Fund. No fixed-income funds detracted from Fund performance, but the smallest contributions came from

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

70	MainStay Retirement 2050 Fund

MainStay MacKay High Yield Corporate Bond Fund and IQ Enhanced Core Bond U.S. ETF.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund maintained a roughly neutral posture in terms of its stock/bond blend. While corporate profit growth has slowed in recent months, it remains positive and shows promise of accelerating later this year, in our opinion. We found the improvement in non-farm productivity the past few quarters, which we believe could help preserve margins in the face of rising wages, keep a lid on inflation and extend the economic expansion, to be particularly encouraging. We would otherwise be favorably disposed to equities and tilt the Fund in that direction accordingly, but the rise in stock prices since December 24, 2018 looks extended, and we anticipate a pullback sometime this spring that would bring with it more attractive pricing for rebuilding an equity overweight.

In the equities part of the Fund’s portfolio as of the end of the reporting period the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries that have historically outperformed value indices during certain expansionary periods, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

As of April 30, 2019, the Fund’s fixed-income position had shifted to a roughly neutral stance regarding credit exposure. While spreads appeared fair, if not generous, and corporate fundamentals looked solid, we remained mildly concerned regarding aggregate debt levels. Within lower-grade credit, we preferred short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. Regarding average maturity, the Fund was positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. While we anticipate that the long end of the yield curve may gradually grind higher as the term premium becomes less negative, we believe the total move is not likely to be large and current yields are too low to compensate for the risk of a more substantial climb.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

71

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value

Affiliated Investment Companies 81.7%†
Equity Funds 75.3%
IQ 50 Percent Hedged FTSE International ETF	141,870	$2,926,778
IQ 500 International ETF	28,639	792,309
IQ Chaikin U.S. Large Cap ETF	268,967	6,648,864
IQ Chaikin U.S. Small Cap ETF	463,297	11,897,467
IQ Global Resources ETF	68,041	1,840,870
MainStay Epoch International Choice Fund Class I	154,370	5,382,879
MainStay Epoch U.S. All Cap Fund Class R6	330,824	9,296,154
MainStay Epoch U.S. Equity Yield Fund Class R6	436,824	7,238,175
MainStay Large Cap Growth Fund Class R6	969,507	10,024,705
MainStay MacKay Common Stock Fund Class I (a)	264,879	6,521,313
MainStay MacKay Growth Fund Class I	186,031	6,771,529
MainStay MacKay International Equity Fund Class R6 (b)	164,029	2,739,277
MainStay MacKay S&P 500 Index Fund Class I	116,821	5,658,824
MainStay MAP Equity Fund Class I	158,214	6,633,929

Total Equity Funds (Cost $71,014,225)		84,373,073

Fixed Income Funds 6.4%
IQ Enhanced Core Plus Bond U.S. ETF	2,427	46,550
MainStay MacKay Convertible Fund Class I	65,833	1,167,884
MainStay MacKay High Yield Corporate Bond Fund Class R6	84	469
MainStay MacKay High Yield Municipal Bond Fund Class I	144,147	1,830,667
MainStay MacKay Short Duration High Yield Fund Class I	247,162	2,441,956
MainStay MacKay Short Term Municipal Fund Class I	172,584	1,653,355
MainStay MacKay Total Return Bond Fund Class R6	4,371	45,719

Total Fixed Income Funds (Cost $7,047,808)		7,186,600

Total Affiliated Investment Companies (Cost $78,062,033)		91,559,673

Unaffiliated Investment Companies 13.5%
Equity Funds 12.5%
iShares MSCI All Country Asia ex-Japan ETF (c)	48,462	3,501,864
iShares MSCI EAFE Small-Cap ETF	75,886	4,500,799
iShares MSCI Frontier 100 ETF	19,157	542,909
iShares MSCI India ETF	18,443	654,911
iShares MSCI Philippines ETF (c)	15,512	541,989
iShares MSCI Poland ETF	9,550	222,038
iShares Russell 2000 ETF	9,034	1,429,992
SPDR S&P Emerging Markets Small Cap ETF	44,366	1,997,801

	Shares	Value

Equity Funds (continued)
VanEck Vectors Africa Index ETF	11,070	$244,093
VanEck Vectors India Small-Cap Index ETF	10,432	436,058

Total Equity Funds (Cost $12,791,128)		14,072,454

Fixed Income Funds 1.0%
iShares TIPS Bond ETF	405	45,894
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	30,585	1,012,975
Vanguard Short-Term Inflation-Protected Securities ETF	1,012	49,497

Total Fixed Income Funds (Cost $1,162,495)		1,108,366

Total Unaffiliated Investment Companies (Cost $13,953,623)		15,180,820

Short-Term Investment 4.7%
Affiliated Investment Company 4.7%
MainStay U.S. Government Liquidity Fund, 2.20% (d)	5,286,052	5,286,052

Total Short-Term Investment (Cost $5,286,052)		5,286,052

Investment of Cash Collateral For Securities Loaned 1.6%
Unaffiliated Investment Company 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (d)	1,776,818	1,776,818

Total Investment of Cash Collateral For Securities Loaned (Cost $1,776,818)		1,776,818

Total Investments (Cost $99,078,526)	101.5%	113,803,363
Other Assets, Less Liabilities	(1.5)	(1,698,499)
Net Assets	100.0%	$112,104,864

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $2,698,601; the total market value of collateral held by the Fund was $2,766,894. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $990,076 (See Note 2(H)).

(d)	Current yield as of April 30, 2019.

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding page:

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation- Protected Security

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$84,373,073	$—	$—	$84,373,073
Fixed Income Funds	7,186,600	—	—	7,186,600
Short-Term Investment	5,286,052	—	—	5,286,052

Total Affiliated Investment Companies	96,845,725	—	—	96,845,725

Unaffiliated Investment Companies
Equity Funds	14,072,454	—	—	14,072,454
Fixed Income Funds	1,108,366	—	—	1,108,366
Investment of Cash Collateral For Securities Loaned	1,776,818	—	—	1,776,818

Total Unaffiliated Investment Companies	16,957,638	—	—	16,957,638

Total Investments in Securities	$113,803,363	$—	$—	$113,803,363

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $83,348,085)	$96,845,725
Investment in unaffiliated investment companies, at value (identified cost $15,730,441) including securities on loan of $2,698,601	16,957,638
Receivables:
Fund shares sold	115,937
Dividends and Interest	26,543
Manager (See Note 3)	18,620
Investment securities sold	9,452
Securities lending income	1,299
Other assets	21,289

Total assets	113,996,503

Liabilities
Payables:
Collateral received for securities on loan	1,776,818
Transfer agent (See Note 3)	39,084
Fund shares redeemed	35,183
Investment securities purchased	17,942
Shareholder communication	10,283
NYLIFE Distributors (See Note 3)	4,805
Professional fees	3,882
Custodian	3,193
Trustees	116
Accrued expenses	333

Total liabilities	1,891,639

Net assets	$112,104,864

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,167
Additional paid-in capital	97,159,655

97,169,822
Total distributable earnings (loss)	14,935,042

Net assets	$112,104,864

Class A
Net assets applicable to outstanding shares	$13,013,727

Shares of beneficial interest outstanding	1,187,552

Net asset value per share outstanding	$10.96
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.60

Investor Class
Net assets applicable to outstanding shares	$10,034,755

Shares of beneficial interest outstanding	917,131

Net asset value per share outstanding	$10.94
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.58

Class I
Net assets applicable to outstanding shares	$88,586,267

Shares of beneficial interest outstanding	8,019,539

Net asset value and offering price per share outstanding	$11.05

Class R1
Net assets applicable to outstanding shares	$38,747

Shares of beneficial interest outstanding	3,487

Net asset value and offering price per share outstanding	$11.11

Class R2
Net assets applicable to outstanding shares	$146,508

Shares of beneficial interest outstanding	13,320

Net asset value and offering price per share outstanding	$11.00

Class R3
Net assets applicable to outstanding shares	$284,860

Shares of beneficial interest outstanding	25,779

Net asset value and offering price per share outstanding	$11.05

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,030,217
Dividend distributions from unaffiliated investment companies	238,511
Securities lending	13,619
Interest	74

Total income	1,282,421

Expenses
Transfer agent (See Note 3)	119,299
Manager (See Note 3)	59,942
Registration	53,548
Distribution/Service—Class A (See Note 3)	14,816
Distribution/Service—Investor Class (See Note 3)	11,411
Distribution/Service—Class R2 (See Note 3)	157
Distribution/Service—Class R3 (See Note 3)	638
Custodian	6,269
Shareholder communication	6,185
Professional fees	4,211
Trustees	1,465
Shareholder service (See Note 3)	1,367
Miscellaneous	5,869

Total expenses before waiver/reimbursement	285,177
Expense waiver/reimbursement from Manager (See Note 3)	(177,297)

Net expenses	107,880

Net investment income (loss)	1,174,541

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(2,238,389)
Unaffiliated investment transactions	(277,358)
Realized capital gain distributions from affiliated investment companies	4,912,386

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,396,639

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,633,069
Affiliated investments	3,403,124

Net change in unrealized appreciation (depreciation) on investments	5,036,193

Net realized and unrealized gain (loss) on investments	7,432,832

Net increase (decrease) in net assets resulting from operations	$8,607,373

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	75

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,174,541	$1,426,155
Net realized gain (loss) on investments	2,396,639	12,272,182
Net change in unrealized appreciation (depreciation) on investments	5,036,193	(15,364,176)

Net increase (decrease) in net assets resulting from operations	8,607,373	(1,665,839)

Distributions to shareholders:
Class A	(1,276,441)	(514,300)
Investor Class	(961,325)	(398,932)
Class I	(10,738,889)	(4,928,923)
Class R1	(545,736)	(248,770)
Class R2	(12,486)	(17,496)
Class R3	(26,813)	(12,972)

Total distributions to shareholders	(13,561,690)	(6,121,393)

Capital share transactions:
Net proceeds from sale of shares	17,270,794	33,160,849
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,561,690	6,120,965
Cost of shares redeemed	(36,505,378)	(21,035,036)

Increase (decrease) in net assets derived from capital share transactions	(5,672,894)	18,246,778

Net increase (decrease) in net assets	(10,627,211)	10,459,546

Net Assets
Beginning of period	122,732,075	112,272,529

End of period	$112,104,864	$122,732,075

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.53	$12.28	$10.54	$11.00		$11.16	$10.72

Net investment income (loss) (a)	0.09	0.11	0.13	0.11		0.16	0.07

Net realized and unrealized gain (loss) on investments	0.57	(0.23)	2.12	(0.10)		0.09	0.85

Total from investment operations	0.66	(0.12)	2.25	0.01		0.25	0.92

Less dividends and distributions:

From net investment income	(0.20)	(0.19)	(0.15)	(0.15)		(0.14)	(0.13)

From net realized gain on investments	(1.03)	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(1.23)	(0.63)	(0.51)	(0.47)		(0.41)	(0.48)

Net asset value at end of period	$10.96	$11.53	$12.28	$10.54		$11.00	$11.16

Total investment return (b)	7.35%	(1.15%)	22.27%	0.10%		2.29%	8.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.71%††	0.91%	1.19%	1.08	%(c)	1.48%	0.62%

Net expenses (d)	0.37%††	0.37%	0.37%	0.36	%(e)	0.37%	0.37%

Expenses (before waiver/reimbursement) (d)	0.65%††	0.62%	0.67%	0.79%		0.79%	0.76%

Portfolio turnover rate	29%	42%	48%	38%		42%	51%

Net assets at end of period (in 000’s)	$13,014	$11,566	$8,917	$3,623		$3,503	$5,083

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.50	$12.25	$10.52	$10.98		$11.14	$10.71

Net investment income (loss) (a)	0.08	0.11	0.12	0.09		0.09	0.05

Net realized and unrealized gain (loss) on investments	0.58	(0.24)	2.11	(0.09)		0.15	0.86

Total from investment operations	0.66	(0.13)	2.23	—		0.24	0.91

Less dividends and distributions:

From net investment income	(0.19)	(0.18)	(0.14)	(0.14)		(0.13)	(0.13)

From net realized gain on investments	(1.03)	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(1.22)	(0.62)	(0.50)	(0.46)		(0.40)	(0.48)

Net asset value at end of period	$10.94	$11.50	$12.25	$10.52		$10.98	$11.14

Total investment return (b)	7.34%	(1.28%)	22.11%	0.03%		2.15%	8.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.59%††	0.88%	1.08%	0.88	%(c)	0.83%	0.49%

Net expenses (d)	0.47%††	0.47%	0.47%	0.46	%(e)	0.47%	0.47%

Expenses (before waiver/reimbursement) (d)	1.05%††	1.02%	0.92%	1.00%		1.00%	1.01%

Portfolio turnover rate	29%	42%	48%	38%		42%	51%

Net assets at end of period (in 000’s)	$10,035	$8,618	$8,194	$8,772		$6,494	$4,746

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.86%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.48%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	77

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.62	$12.38	$10.62	$11.08		$11.24	$10.79

Net investment income (loss) (a)	0.11	0.15	0.17	0.13		0.14	0.10

Net realized and unrealized gain (loss) on investments	0.58	(0.24)	2.12	(0.09)		0.13	0.86

Total from investment operations	0.69	(0.09)	2.29	0.04		0.27	0.96

Less dividends and distributions:

From net investment income	(0.23)	(0.23)	(0.17)	(0.18)		(0.16)	(0.16)

From net realized gain on investments	(1.03)	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(1.26)	(0.67)	(0.53)	(0.50)		(0.43)	(0.51)

Net asset value at end of period	$11.05	$11.62	$12.38	$10.62		$11.08	$11.24

Total investment return (b)	7.58%	(0.94%)	22.56%	0.37%		2.47%	9.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.00%††	1.20%	1.49%	1.29	%(c)	1.22%	0.88%

Net expenses (d)	0.12%††	0.12%	0.12%	0.11	%(e)	0.12%	0.12%

Expenses (before waiver/reimbursement) (d)	0.40%††	0.37%	0.42%	0.54%		0.54%	0.52%

Portfolio turnover rate	29%	42%	48%	38%		42%	51%

Net assets at end of period (in 000’s)	$88,586	$97,201	$89,698	$77,341		$69,179	$58,948

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,					August 21, 2014** through October 31,

Class R1	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.67	$12.43	$10.63	$11.09		$11.23	$11.24

Net investment income (loss) (a)	0.17	0.08	0.16	0.14		0.12	0.00	‡

Net realized and unrealized gain (loss) on investments	0.52	(0.18)	2.13	(0.12)		0.15	(0.01)

Total from investment operations	0.69	(0.10)	2.29	0.02		0.27	(0.01)

Less dividends and distributions:

From net investment income	(0.22)	(0.22)	(0.13)	(0.16)		(0.14)	—

From net realized gain on investments	(1.03)	(0.44)	(0.36)	(0.32)		(0.27)	—

Total dividends and distributions	(1.25)	(0.66)	(0.49)	(0.48)		(0.41)	—

Net asset value at end of period	$11.11	$11.67	$12.43	$10.63		$11.09	$11.23

Total investment return (b)	7.51%	(1.03%)	22.39%	0.27%		2.44%	(0.09	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.17%††	0.60%	1.36%	1.31	%(d)	1.09%	0.20	% ††

Net expenses (e)	0.22%††	0.22%	0.22%	0.21	%(f)	0.22%	0.22	% ††

Expenses (before waiver/reimbursement) (e)	0.49%††	0.47%	0.53%	0.64%		0.64%	0.68	% ††

Portfolio turnover rate	29%	42%	48%	38%		42%	51%

Net assets at end of period (in 000’s)	$39	$4,965	$32	$27		$4,129	$3,130

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.55	$12.29	$10.54	$11.01		$11.17	$10.73

Net investment income (loss) (a)	0.08	0.38	0.14	0.10		0.12	0.06

Net realized and unrealized gain (loss) on investments	0.59	(0.50)	2.10	(0.10)		0.12	0.85

Total from investment operations	0.67	(0.12)	2.24	(0.00)		0.24	0.91

Less dividends and distributions:

From net investment income	(0.19)	(0.18)	(0.13)	(0.15)		(0.13)	(0.12)

From net realized gain on investments	(1.03)	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(1.22)	(0.62)	(0.49)	(0.47)		(0.40)	(0.47)

Net asset value at end of period	$11.00	$11.55	$12.29	$10.54		$11.01	$11.17

Total investment return (b)	7.38%	(1.16%)	22.18%	(0.00	%)‡	2.16%	8.71%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.54%††	3.19%	1.20%	0.93	% (c)	1.10%	0.53%

Net expenses (d)	0.47%††	0.47%	0.47%	0.46	% (e)	0.47%	0.47%

Expenses (before waiver/reimbursement) (d)	0.75%††	0.74%	0.77%	0.89%		0.89%	0.87%

Portfolio turnover rate	29%	42%	48%	38%		42%	51%

Net assets at end of period (in 000’s)	$146	$126	$5,163	$4,464		$3,754	$6,157

*	Unaudited.
††	Annualized.
‡	Less than one-hundredth of a percent.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.91%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,

Class R3	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.58	$12.34	$10.59	$11.05		$11.20	$10.68

Net investment income (loss) (a)	0.07	0.08	0.08	0.07		0.08	(0.02)

Net realized and unrealized gain (loss) on investments	0.59	(0.25)	2.14	(0.10)		0.14	0.89

Total from investment operations	0.66	(0.17)	2.22	(0.03)		0.22	0.87

Less dividends and distributions:

From net investment income	(0.16)	(0.15)	(0.11)	(0.11)		(0.10)	—

From net realized gain on investments	(1.03)	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(1.19)	(0.59)	(0.47)	(0.43)		(0.37)	(0.35)

Net asset value at end of period	$11.05	$11.58	$12.34	$10.59		$11.05	$11.20

Total investment return (b)	7.23%	(1.54%)	21.80%	(0.25%)		2.00%	8.30%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.39%††	0.62%	0.67%	0.64	% (c)	0.72%	(0.21%)

Net expenses (d)	0.72%††	0.72%	0.72%	0.71	% (e)	0.72%	0.72%

Expenses (before reimbursement/waiver) (d)	1.00%††	0.97%	1.02%	1.14%		1.14%	1.12%

Portfolio turnover rate	29%	42%	48%	38%		42%	51%

Net assets at end of period (in 000’s)	$285	$256	$268	$146		$110	$108

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	79

MainStay Retirement 2060 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	1.56 7.47%	–2.01 3.69%	10.50 12.50%	2.40 2.40%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	1.46 7.36	–2.19 3.50	10.35 12.34	3.05 3.05
Class I Shares	No Sales Charge		2/29/2016	7.64	3.93	12.77	2.17
Class R1 Shares	No Sales Charge		2/29/2016	7.52	3.81	12.66	2.23
Class R2 Shares	No Sales Charge		2/29/2016	7.41	3.54	12.31	2.72
Class R3 Shares	No Sales Charge		2/29/2016	7.29	3.25	12.08	2.77

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

80	MainStay Retirement 2060 Fund

Benchmark Performance	Six Months	One Year	Since Inception

S&P 500® Index[3]	9.76%	13.49%	16.58%

MSCI EAFE® Index[4]	7.45	–3.22	9.99

Bloomberg Barclays U.S. Aggregate Bond Index[5]	5.49	5.29	2.22

Retirement 2060 Composite Index[6]	8.93	8.81	14.11

Morningstar Target Date 2060+ Category Average[7]	9.06	5.78	12.96

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2060 Composite Index as an additional benchmark. The Retirement 2060 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2060+ Category Average is representative of portfolios that provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the year 2060 and beyond) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

81

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2060 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,074.70	$1.90	$1,022.96	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,073.60	$2.42	$1,022.46	$2.36	0.47%

Class I Shares	$1,000.00	$1,076.40	$0.62	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,075.20	$1.13	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,074.10	$2.42	$1,022.46	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,072.90	$3.70	$1,021.22	$3.61	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

82	MainStay Retirement 2060 Fund

Investment Objectives of Underlying Funds as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 87 for specific holdings within these categories. The Fund’s holdings are subject to change.

83

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2060 Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Retirement 2060 Fund returned 7.64%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, while outperforming the 7.45% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the 8.93% return of the Retirement 2060 Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund underperformed the 9.06% return of the Morningstar Target Date 2060+ Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Funds, which detracted materially from active returns. The most prominent example of an Underlying Funds that struggled to meet its objective was the IQ Chaikin U.S. Small Cap ETF.

Asset class policy had effectively no impact on relative performance in aggregate, while successful management of the Fund’s overall stock/bond blend proved positive at the margin. The Fund increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by the end of the reporting period. Within equities, a preference for emerging-market stocks was well rewarded, but a tilt toward value-oriented over growth-oriented securities offset those gains to a degree. Among its fixed-income holdings, the Fund benefited from exposure to convertible high-yield municipal bonds and short-duration2 high-yield corporate bonds. Underweight exposure to leveraged loans also enhanced returns. However, the Fund’s position in cash and short-maturity municipal bonds acted as a drag on relative performance, more than offsetting gains realized elsewhere.

Were there any changes to the Fund during the reporting period?

At a December 2018 Board meeting, the Board of Trustees approved the merger of MainStay Retirement 2060 Fund with and into MainStay Growth Allocation Fund, effective on or about June 14, 2019. For more information please refer to the Information Statement/Prospectus dated April 10, 2019.

How did you allocate the Fund’s assets during the reporting period and why?

The Fund’s management considers a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy, and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by the end of the reporting period, it was again close to neutral.

Within the Fund’s stock portfolio, a number of judgments guided allocations. First and most notably, we believed that, in light of

1.	See page 80 for other share class returns, which may be higher or lower than Class I share returns. See page 81 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

84	MainStay Retirement 2060 Fund

aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Fund’s assets to stocks of developing nations over those of the developed world. Second, the Fund allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Fund to favor small companies over larger multinational companies that were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Fund, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Fund, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads3 widened and valuations appeared more reasonable. Within speculative-grade credit, the Fund shied away from floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Fund’s duration slightly short in the expectation that the yield curve4 would steepen as it became clear, in our opinion, that growth remained entrenched and the next recession was still some distance off. The Fund’s positioning on credit mildly enhanced returns, but those positive effects were undercut by the negative effects of the Fund’s duration position.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period in part by reducing its positions in the IQ Chaikin U.S. Large Cap ETF and the IQ 50 Percent Hedged FTSE International ETF. The Fund kept some of the proceeds in cash rather than investing in fixed-income securities, given the potential for bond yields to rise.

Within equities, we modestly increased the Fund’s exposure to larger-cap securities, trimming holdings in the IQ Chaikin U.S. Small Cap ETF while increasing holdings in the MainStay MacKay Common Stock Fund and the MainStay MAP Equity Fund.

A new Underlying Fund was also added during the reporting period: the IQ 500 International ETF. The Fund’s exposure to this Underlying Fund remained quite small as of April 30, 2019 but is expected to grow.

During the reporting period, which Underlying Funds had the highest total returns from equities and which had the lowest total returns?

Of the equity-focused Underlying Funds held for the full reporting period, the highest returns came from the iShares MSCI India ETF, the iShares MSCI Philippines ETF and the iShares MSCI All Country Asia ex-Japan ETF. At the other end of the spectrum, the IQ Global Resources ETF, the IQ Chaikin U.S. Small Cap ETF and the IQ Chaikin U.S. Large Cap ETF saw the lowest positive total returns.

Which Underlying Funds were the strongest contributors to the Fund’s performance in equities and which were particularly weak?

Among the Underlying Funds making the most significant contributions to equity returns were the MainStay Large Cap Growth Fund and the MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) No Underlying Funds detracted from the Fund’s equity performance, but those making the smallest positive contributions included the IQ Global Resources ETF and the iShares MSCI Poland ETF.

During the reporting period, which Underlying Funds had the highest total returns from fixed-income securities and which had the lowest total returns?

Of the bond-focused Underlying Funds held for the full reporting period, the highest returns came from the MainStay MacKay Convertible Fund and the VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF. MainStay U.S. Government Liquidity Fund had the lowest return followed by the MainStay MacKay Short Term Municipal Fund, the MainStay Floating Rate Fund and the MainStay MacKay Unconstrained Bond Fund.

Which Underlying Funds were the strongest contributors to the Fund’s performance in fixed-income securities and which were particularly weak?

Among the Underlying Funds making the most significant positive contributions to fixed-income returns were the MainStay MacKay Convertible Fund and the MainStay MacKay High Yield Municipal Bond Fund. No fixed-income funds detracted from Fund performance, but the smallest contributions came from the MainStay MacKay High Yield Corporate Bond Fund and the IQ Enhanced Core Bond U.S. ETF.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

85

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund maintained a roughly neutral posture in terms of its stock/bond blend. While corporate profit growth has slowed in recent months, it remains positive and shows promise of accelerating later this year, in our opinion. We found the improvement in non-farm productivity the past few quarters, which we believe could help preserve margins in the face of rising wages, keep a lid on inflation and extend the economic expansion, to be particularly encouraging. We would otherwise be favorably disposed to equities and tilt the Fund in that direction accordingly, but we believe the rise in stock prices since December 24, 2018 will be extended, and we anticipate a pullback sometime this spring that would bring with it more attractive pricing for rebuilding an equity overweight.

In the equities part of the Fund’s portfolio, as of the end of the reporting period the Fund continued to favor emerging-market equities over domestic issues due to both relative pricing and superior growth prospects spurred by Chinese economic growth. The Fund also maintained a tilt away from the big technology names that dominate the large-cap growth space, reflecting our concerns about a changing regulatory environment and lofty valuations. Instead, the Fund emphasized more cyclical industries have historically outperformed value indices during certain expansionary periods, a group we believe is poised to fare better if global growth gradually reaccelerates as expected. In terms of capitalization, the Fund emphasized investments in larger company stocks over those of smaller companies, a stance related to earnings quality and relative vulnerability to changes in lending conditions.

As of April 30, 2019, the Fund’s fixed-income position had shifted to a roughly neutral stance regarding credit exposure. While spreads appeared fair, if not generous, and corporate fundamentals looked solid, we remained mildly concerned regarding aggregate debt levels. Within lower-grade credit, we preferred short-maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter. Regarding average maturity, the Fund was positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. While we anticipate that the long end of the yield curve may gradually grind higher as the term premium becomes less negative, we believe the total move is not likely to be large and current yields are too low to compensate for the risk of a more substantial climb.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

86	MainStay Retirement 2060 Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value

Affiliated Investment Companies 84% †
Equity Funds 79.5%
IQ 50 Percent Hedged FTSE International ETF	13,414	$276,731
IQ 500 International ETF	4,573	126,514
IQ Chaikin U.S. Large Cap ETF	32,571	805,155
IQ Chaikin U.S. Small Cap ETF	51,057	1,311,144
IQ Global Resources ETF	7,211	195,096
MainStay Epoch International Choice Fund Class I	20,763	724,018
MainStay Epoch U.S. All Cap Fund Class R6	39,308	1,104,548
MainStay Epoch U.S. Equity Yield Fund Class R6	45,780	758,582
MainStay Large Cap Growth Fund Class R6	97,450	1,007,628
MainStay MacKay Common Stock Fund Class I	26,651	656,137
MainStay MacKay Growth Fund Class I	18,715	681,235
MainStay MacKay International Equity Fund Class R6 (a)	22,426	374,519
MainStay MacKay S&P 500 Index Fund Class I	11,652	564,417
MainStay MAP Equity Fund Class I	15,882	665,934

Total Equity Funds (Cost $8,350,400)		9,251,658

Fixed Income Funds 4.5%
IQ Enhanced Core Bond U.S. ETF	1,693	31,930
IQ Enhanced Core Plus Bond U.S. ETF	11,626	222,987
MainStay Indexed Bond Fund Class I	3,052	31,984
MainStay MacKay Convertible Fund Class I	7	130
MainStay MacKay High Yield Municipal Bond Fund Class I	16	199
MainStay MacKay Short Duration High Yield Fund Class I	797	7,870
MainStay MacKay Short Term Municipal Fund Class I	18	175
MainStay MacKay Total Return Bond Fund Class R6	21,434	224,203

Total Fixed Income Funds (Cost $511,894)		519,478

Total Affiliated Investment Companies (Cost $8,862,294)		9,771,136

Unaffiliated Investment Companies 13.1%
Equity Funds 13.0%
iShares MSCI All Country Asia ex-Japan ETF (b)	5,218	377,053
iShares MSCI EAFE Small-Cap ETF (b)	8,378	496,899
iShares MSCI Frontier 100 ETF	1,345	38,117
iShares MSCI India ETF	1,370	48,649
iShares MSCI Philippines ETF (b)	1,266	44,234
iShares MSCI Poland ETF (b)	799	18,577
iShares Russell 2000 ETF	1,559	246,774
SPDR S&P Emerging Markets Small Cap ETF	4,507	202,950
VanEck Vectors Africa Index ETF	1,013	22,336
VanEck Vectors India Small-Cap Index ETF	596	24,913

Total Equity Funds (Cost $1,397,767)		1,520,502

	Shares	Value

Fixed Income Funds 0.1%
iShares TIPS Bond ETF	33	$3,740
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	6	199
Vanguard Short-Term Inflation-Protected Securities ETF	74	3,619

Total Fixed Income Funds (Cost $7,695)		7,558

Total Unaffiliated Investment Companies (Cost $1,405,462)		1,528,060

Short-Term Investment 2.4%
Affiliated Investment Company 2.4%
MainStay U.S. Government Liquidity Fund, 2.20% (c)	281,900	281,900

Total Short-Term Investment (Cost $281,900)		281,900

Investment of Cash Collateral For Securities Loaned 0.3%
Unaffiliated Investment Company 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (c)	29,559	29,559

Total Investment of Cash Collateral For Securities Loaned (Cost $29,559)		29,559

Total Investments (Cost $10,579,215)	99.8%	11,610,655
Other Assets, Less Liabilities	0.2	29,521
Net Assets	100.0%	$11,640,176

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $868,603; the total market value of collateral held by the Fund was $895,525. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $865,966 (See Note 2(H)).

(c)	Current yield as of April 30, 2019.

The following abbreviations are used above:

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation- Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	87

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$9,251,658	$—	$—	$9,251,658
Fixed Income Funds	519,478	—	—	519,478
Short-Term Investment	281,900	—	—	281,900

Total Affiliated Investment Companies	10,053,036	—	—	10,053,036

Unaffiliated Investment Companies
Equity Funds	1,520,502	—	—	1,520,502
Fixed Income Funds	7,558	—	—	7,558
Investment of Cash Collateral For Securities Loaned	29,559	—	—	29,559

Total Unaffiliated Investment Companies	1,557,619	—	—	1,557,619

Total Investments in Securities	$11,610,655	$—	$—	$11,610,655

(a)	For a complete listing of investments, see the Portfolio of Investments.

88	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $9,144,194)	$10,053,036
Investment in unaffiliated investment companies, at value (identified cost $1,435,021) including securities on loan of $868,603	1,557,619
Receivables:
Fund shares sold	15,117
Manager (See Note 3)	9,465
Dividends and Interest	1,096
Investment securities sold	828
Securities lending income	317
Other assets	61,259

Total assets	11,698,737

Liabilities
Payables:
Collateral received for securities on loan	29,559
Professional fees	21,585
Transfer agent (See Note 3)	2,558
Custodian	1,651
Shareholder communication	1,065
Investment securities purchased	683
NYLIFE Distributors (See Note 3)	406
Fund shares redeemed	185
Accrued expenses	869

Total liabilities	58,561

Net assets	$11,640,176

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$944
Additional paid-in capital	10,475,660

10,476,604
Total distributable earnings (loss)	1,163,572

Net assets	$11,640,176

Class A
Net assets applicable to outstanding shares	$640,047

Shares of beneficial interest outstanding	51,791

Net asset value per share outstanding	$12.36
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price per share outstanding	$13.08

Investor Class
Net assets applicable to outstanding shares	$1,151,354

Shares of beneficial interest outstanding	93,513

Net asset value per share outstanding	$12.31
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price per share outstanding	$13.03

Class I
Net assets applicable to outstanding shares	$9,667,204

Shares of beneficial interest outstanding	784,210

Net asset value and offering price per share outstanding	$12.33

Class R1
Net assets applicable to outstanding shares	$36,479

Shares of beneficial interest outstanding	2,958

Net asset value and offering price per share outstanding	$12.33

Class R2
Net assets applicable to outstanding shares	$36,108

Shares of beneficial interest outstanding	2,932

Net asset value and offering price per share outstanding	$12.32

Class R3
Net assets applicable to outstanding shares	$108,984

Shares of beneficial interest outstanding	8,859

Net asset value and offering price per share outstanding	$12.30

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	89

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$88,989
Dividend distributions from unaffiliated investment companies	17,360
Securities lending	2,502

Total income	108,851

Expenses
Registration	44,331
Transfer agent (See Note 3)	9,880
Manager (See Note 3)	5,258
Professional fees	4,958
Distribution/Service—Class A (See Note 3)	658
Distribution/Service—Investor Class (See Note 3)	1,086
Distribution/Service—Class R2 (See Note 3)	42
Distribution/Service—Class R3 (See Note 3)	248
Custodian	1,945
Shareholder communication	825
Shareholder service (See Note 3)	341
Trustees	112
Miscellaneous	4,082

Total expenses before waiver/reimbursement	73,766
Expense waiver/reimbursement from Manager (See Note 3)	(64,383)

Net expenses	9,383

Net investment income (loss)	99,468

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(240,203)
Unaffiliated investment transactions	(17,873)
Realized capital gain distributions from affiliated investment companies	430,082

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	172,006

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	137,277
Affiliated investments	385,736

Net change in unrealized appreciation (depreciation) on investments	523,013

Net realized and unrealized gain (loss) on investments	695,019

Net increase (decrease) in net assets resulting from operations	$794,487

90	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$99,468	$102,532
Net realized gain (loss) on investments	172,006	777,517
Net change in unrealized appreciation (depreciation) on investments	523,013	(1,057,421)

Net increase (decrease) in net assets resulting from operations	794,487	(177,372)

Distributions to shareholders:
Class A	(37,202)	(5,314)
Investor Class	(64,260)	(8,297)
Class I	(692,579)	(350,682)
Class R1	(97,621)	(42,828)
Class R2	(2,756)	(1,408)
Class R3	(7,873)	(3,904)

Total distributions to shareholders	(902,291)	(412,433)

Capital share transactions:
Net proceeds from sale of shares	1,990,866	3,648,557
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	902,291	412,433
Cost of shares redeemed	(1,643,501)	(1,484,245)

Increase (decrease) in net assets derived from capital share transactions	1,249,656	2,576,745

Net increase (decrease) in net assets	1,141,852	1,986,940

Net Assets
Beginning of period	10,498,324	8,511,384

End of period	$11,640,176	$10,498,324

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	91

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class A	2019*	2018	2017	2016

Net asset value at beginning of period	$12.62	$13.28	$11.04	$10.00

Net investment income (loss) (a)	0.09	0.08	0.09	0.01

Net realized and unrealized gain (loss) on investments	0.69	(0.18)	2.45	1.03

Total from investment operations	0.78	(0.10)	2.54	1.04

Less dividends and distributions:

From net investment income	(0.21)	(0.15)	(0.15)	—

From net realized gain on investments	(0.83)	(0.41)	(0.15)	—

Total dividends and distributions	(1.04)	(0.56)	(0.30)	—

Net asset value at end of period	$12.36	$12.62	$13.28	$11.04

Total investment return (b)	7.47%	(0.92%)	23.63%	10.30	%(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.50%††	0.60%	0.72%	0.14	%††

Net expenses (d)	0.37%††	0.37%	0.37%	0.37	%††

Expenses (before waiver/reimbursement) (d)	1.52%††	1.76%	2.00%	3.19	%††

Portfolio turnover rate	28%	35%	28%	26%

Net assets at end of period (in 000’s)	$640	$430	$109	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Investor Class	2019*	2018	2017	2016

Net asset value at beginning of period	$12.58	$13.25	$11.03	$10.00

Net investment income (loss) (a)	0.08	0.08	0.07	0.01

Net realized and unrealized gain (loss) on investments	0.68	(0.20)	2.45	1.02

Total from investment operations	0.76	(0.12)	2.52	1.03

Less dividends and distributions:

From net investment income	(0.20)	(0.14)	(0.15)	—

From net realized gain on investments	(0.83)	(0.41)	(0.15)	—

Total dividends and distributions	(1.03)	(0.55)	(0.30)	—

Net asset value at end of period	$12.31	$12.58	$13.25	$11.03

Total investment return (b)	7.36%	(1.08%)	23.40%	10.30%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.41%††	0.59%	0.60%	0.07	%††

Net expenses (c)	0.47%††	0.47%	0.47%	0.47	%††

Expenses (before waiver/reimbursement) (c)	2.41%††	2.41%	2.18%	3.55	%††

Portfolio turnover rate	28%	35%	28%	26%

Net assets at end of period (in 000’s)	$1,151	$684	$221	$88

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

92	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class I	2019*	2018	2017	2016

Net asset value at beginning of period	$12.60	$13.31	$11.05	$10.00

Net investment income (loss) (a)	0.11	0.15	0.16	0.03

Net realized and unrealized gain (loss) on investments	0.68	(0.22)	2.41	1.02

Total from investment operations	0.79	(0.07)	2.57	1.05

Less dividends and distributions:

From net investment income	(0.23)	(0.23)	(0.16)	—

From net realized gain on investments	(0.83)	(0.41)	(0.15)	—

Total dividends and distributions	(1.06)	(0.64)	(0.31)	—

Net asset value at end of period	$12.33	$12.60	$13.31	$11.05

Total investment return (b)	7.64%	(0.67%)	23.85%	10.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.89%††	1.09%	1.32%	0.39	%††

Net expenses (c)	0.12%††	0.12%	0.12%	0.12	%††

Expenses (before waiver/reimbursement) (c)	1.28%††	1.53%	1.94%	2.94	%††

Portfolio turnover rate	28%	35%	28%	26%

Net assets at end of period (in 000’s)	$9,667	$8,145	$7,186	$5,389

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R1	2019*	2018	2017	2016

Net asset value at beginning of period	$12.60	$13.30	$11.05	$10.00

Net investment income (loss) (a)	0.18	0.07	0.15	0.02

Net realized and unrealized gain (loss) on investments	0.60	(0.14)	2.40	1.03

Total from investment operations	0.78	(0.07)	2.55	1.05

Less dividends and distributions:

From net investment income	(0.22)	(0.22)	(0.15)	—

From net realized gain on investments	(0.83)	(0.41)	(0.15)	—

Total dividends and distributions	(1.05)	(0.63)	(0.30)	—

Net asset value at end of period	$12.33	$12.60	$13.30	$11.05

Total investment return (b)	7.52%	(0.71%)	23.66%	10.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.16%††	0.51%	1.24%	0.27	%††

Net expenses (c)	0.22%††	0.22%	0.22%	0.22	%††

Expenses (before waiver/reimbursement) (c)	1.52%††	1.59%	2.05%	3.04	%††

Portfolio turnover rate	28%	35%	28%	26%

Net assets at end of period (in 000’s)	$36	$1,108	$34	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	93

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R2	2019*	2018	2017	2016

Net asset value at beginning of period	$12.58	$13.27	$11.03	$10.00

Net investment income (loss) (a)	0.09	0.44	0.01	0.00	‡

Net realized and unrealized gain (loss) on investments	0.68	(0.58)	2.52	1.03

Total from investment operations	0.77	(0.14)	2.53	1.03

Less dividends and distributions:

From net investment income	(0.20)	(0.14)	(0.14)	—

From net realized gain on investments	(0.83)	(0.41)	(0.15)	—

Total dividends and distributions	(1.03)	(0.55)	(0.29)	—

Net asset value at end of period	$12.32	$12.58	$13.27	$11.03

Total investment return (b)	7.41%	(1.23%)	23.44%	10.30%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.57%††	3.46%	0.11%	0.04	%††

Net expenses (c)	0.47%††	0.47%	0.47%	0.47	%††

Expenses (before waiver/reimbursement) (c)	1.63%††	2.08%	2.05%	3.29	%††

Portfolio turnover rate	28%	35%	28%	26%

Net assets at end of period (in 000’s)	$36	$34	$864	$28

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$12.54	$13.21	$11.01	$10.00

Net investment income (loss) (a)	0.08	0.07	0.08	(0.02)

Net realized and unrealized gain (loss) on investments	0.68	(0.22)	2.40	1.03

Total from investment operations	0.76	(0.15)	2.48	1.01

Less dividends and distributions:

From net investment income	(0.17)	(0.11)	(0.13)	—

From net realized gain on investments	(0.83)	(0.41)	(0.15)	—

Total dividends and distributions	(1.00)	(0.52)	(0.28)	—

Net asset value at end of period	$12.30	$12.54	$13.21	$11.01

Total investment return (b)	7.29%	(1.25%)	23.03%	10.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.32%††	0.51%	0.65%	(0.23	%)††

Net expenses (c)	0.72%††	0.72%	0.72%	0.72	% ††

Expenses (before reimbursement/waiver) (c)	1.88%††	2.13%	2.50%	3.72	% ††

Portfolio turnover rate	28%	35%	28%	26%

Net assets at end of period (in 000’s)	$109	$99	$98	$58

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

94	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Retirement Funds each currently has seven classes of shares registered for sale, except for the MainStay Retirement 2010 Fund which has six classes of shares registered for sale. Class A and Class I shares of each Retirement Fund, except MainStay Retirement 2060 Fund, commenced operations on June 29, 2007. Class R1 shares of each Retirement Fund, except MainStay Retirement 2060 Fund, were first offered to the public on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 shares of each Retirement Fund, except MainStay Retirement 2010 Fund and MainStay Retirement 2060 Fund, were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009. Class R3 shares of each Retirement Fund, except MainStay Retirement 2060 Fund, were first offered to the public on June 29, 2007, but did not commence operations until May 1, 2008. Investor Class shares of each Retirement Fund, except MainStay Retirement 2060 Fund, commenced operations on February 28, 2008. The MainStay Retirement 2060 Fund’s inception date was February 29, 2016 for all share classes, except Class R6 shares. Class R6 shares of the Retirement Funds were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Retirement Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of each Retirement Fund may be converted to one or more other share classes of the Retirement Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class R3 shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The year in each Retirement Fund’s name refers to the approximate year an investor in the Retirement Fund had planned to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2060 Fund is designed for an investor who is seeking to retire between the years 2056 and 2065, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (“Affiliated Underlying Funds”), and, if an Affiliated Underlying Fund in a particular asset class (or sub-asset class) is deemed by the portfolio managers to be unavailable, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“Unaffiliated Underlying Funds”) (and collectively with the Affiliated Underlying Funds, “Underlying Funds”).

95

Notes to Financial Statements (Unaudited) (continued)

Note 2–Significant Accounting Policies

The Retirement Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Retirement Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price a Retirement Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of each Retirement Fund’s assets and liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in mutual funds are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Affiliated Underlying Fund’s manager in consultation with the Affiliated Underlying Fund’s subadvisor(s), if any.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities

96	MainStay Target Date Funds

valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Retirement Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by each Retirement Fund from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may cause the costs of investing in Underlying Funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown in each Retirement Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Retirement Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Retirement Fund to the counterparty secured by the securities transferred to the respective Retirement Fund.

Repurchase agreements are subject to counterparty risk, meaning a Retirement Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Retirement Funds mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Retirement Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Retirement Fund. As of April 30, 2019, the Retirement Funds did not hold any repurchase agreements.

97

Notes to Financial Statements (Unaudited) (continued)

(H)  Securities Lending.  In order to realize additional income, the Retirement Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Retirement Funds do engage in securities lending, the Retirement Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”) acting as securities lending agent on behalf of the Fund. State Street will manage the Retirement Funds’ collateral in accordance with the securities lending agency agreement between the Retirement Funds and State Street, and indemnify the Retirement Funds against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Retirement Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Retirement Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Retirement Funds bears the risk of any loss on investment of cash collateral. The Retirement Funds will receive compensation for lending their securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Retirement Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of April 30, 2019, the Retirement Funds had securities on loan with an aggregate market value and collateral received as shown in the table below. The total market value of collateral includes non-cash collateral held in the form of U.S. Treasury securities:

	Aggregate market value of Securities on Loan	Total market value of Collateral	Non-cash Collateral

MainStay Retirement 2010 Fund	$502,358	$513,381	$472,871

MainStay Retirement 2020 Fund	3,100,488	3,175,183	2,902,125

MainStay Retirement 2030 Fund	6,857,765	7,010,817	6,565,262

MainStay Retirement 2040 Fund	7,619,505	7,818,957	7,818,957

MainStay Retirement 2050 Fund	2,698,601	2,766,894	990,076

MainStay Retirement 2060 Fund	868,603	895,525	865,966

Income earned from securities lending activities, if any, is reflected in the respective Statement of Operations.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of repre-
sentations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Retirement Funds.

Under the Management Agreement, each Retirement Fund is contractually obligated to pay the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of each Retirement Fund do not exceed the following percentages of average daily net assets for each class: Class A, 0.375%; Investor Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

98	MainStay Target Date Funds

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$15,957

MainStay Retirement 2020 Fund	54,918

MainStay Retirement 2030 Fund	123,827

MainStay Retirement 2040 Fund	107,613

MainStay Retirement 2050 Fund	59,942

MainStay Retirement 2060 Fund	5,258

During the six-month period ended April 30, 2019, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$96,767

MainStay Retirement 2020 Fund	97,857

MainStay Retirement 2030 Fund	140,501

MainStay Retirement 2040 Fund	152,491

MainStay Retirement 2050 Fund	177,297

MainStay Retirement 2060 Fund	64,383

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Retirement Funds. The Retirement Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Retirement Funds.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class R1	$490
Class R3	35

MainStay Retirement 2020 Fund
Class R1	$490
Class R2	40
Class R3	11

MainStay Retirement 2030 Fund
Class R1	$990
Class R2	93
Class R3	207

MainStay Retirement 2040 Fund
Class R1	$1,262
Class R2	31
Class R3	150

MainStay Retirement 2050 Fund
Class R1	$1,176
Class R2	63
Class R3	128

MainStay Retirement 2060 Fund
Class R1	$274
Class R2	17
Class R3	50

99

Notes to Financial Statements (Unaudited) (continued)

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Retirement Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Retirement 2010 Fund

Class A	$971
Investor Class	631

MainStay Retirement 2020 Fund

Class A	$3,501
Investor Class	3,733

MainStay Retirement 2030 Fund

Class A	$10,030
Investor Class	13,597

MainStay Retirement 2040 Fund

Class A	$7,663
Investor Class	15,861

MainStay Retirement 2050 Fund

Class A	$6,047
Investor Class	14,114

MainStay Retirement 2060 Fund

Class A	$990
Investor Class	3,825

During the six-month period ended April 30, 2019, the Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Class A shares were as follows:

MainStay Retirement 2020 Fund

Class A	$1,176

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund

Class A	$4,643
Investor Class	2,648
Class I	26,066
Class R1	1,002
Class R3	70

MainStay Retirement 2020 Fund

Class A	$5,214
Investor Class	7,358
Class I	20,155
Class R1	241
Class R2	19
Class R3	5

MainStay Retirement 2030 Fund

Class A	$9,116

Investor Class	19,907

Class I	52,496

Class R1	522

Class R2	48

Class R3	107

MainStay Retirement 2040 Fund

Class A	$8,632

Investor Class	26,109

Class I	58,929

Class R1	851

Class R2	21

Class R3	100

MainStay Retirement 2050 Fund

Class A	$10,004

Investor Class	26,183

Class I	80,839

Class R1	1,952

Class R2	106

Class R3	215

100	MainStay Target Date Funds

MainStay Retirement 2060 Fund

Class A	$299

Investor Class	4,353

Class I	4,821

Class R1	331

Class R2	19

Class R3	57

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Retirement 2010 Fund

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost		Proceeds from Sales		Net Realized Gain/ (Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)		Value, End of Period		Dividend Income		Other Distributions		Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$1,538	$2		$(1,337)		$4		$(10)		$197		$18		$—		10
IQ 500 International ETF	—	0	(a)	—		—		0	(a)	0	(a)	—		—		—
IQ Chaikin U.S. Large Cap ETF	2,416	711		(2,324)		(106)		129		826		17		—		33
IQ Chaikin U.S. Small Cap ETF	1,860	145		(1,015)		(79)		110		1,021		10		—		40
IQ Enhanced Core Bond U.S. ETF	894	391		(132)		(7)		36		1,182		14		—		63
IQ Enhanced Core Plus Bond U.S. ETF	3	—		(1)		(0	)(a)	0	(a)	2		0	(a)	—		—
IQ Global Resources ETF	198	6		(27)		0	(a)	3		180		1		—		7
IQ S&P High Yield Low Volatility Bond ETF	379	—		(43)		(2)		15		349		8		—		14
MainStay Epoch International Choice Fund Class I	36	1		(24)		(2)		2		13		1		—		—
MainStay Epoch U.S. All Cap Fund Class R6	1,183	196		(317)		(42)		68		1,088		8		82		39
MainStay Epoch U.S. Equity Yield Fund Class R6	785	65		(145)		(6)		40		739		10		23		45
MainStay Floating Rate Fund Class I	—	1		(1)		0	(a)	—		—		0	(a)	—		—
MainStay Floating Rate Fund Class R6	—	1		(0	)(a)	(0	)(a)	0	(a)	1		0	(a)	—		—
MainStay Indexed Bond Fund Class I	8,821	1,707		(1,812)		(98)		438		9,056		133		—		864
MainStay Large Cap Growth Fund Class R6	946	252		(281)		(4)		(28)		885		—		163		86
MainStay MacKay Common Stock Fund Class I	415	588		(145)		2		9		869		4		42		35
MainStay MacKay Convertible Fund Class I	383	21		(50)		1		13		368		3		19		21
MainStay MacKay Growth Fund Class I	975	196		(245)		(5)		(18)		903		4		88		25
MainStay MacKay High Yield Corporate Bond Fund Class R6	530	16		(68)		3		4		485		15		—		87
MainStay MacKay High Yield Municipal Bond Fund Class I	561	16		(81)		(1)		16		511		11		0	(a)	40
MainStay MacKay International Equity Fund Class I	—	0	(a)	—		(0	)(a)	—		—		—		—		—
MainStay MacKay International Equity Fund Class R6	—	0	(a)	—		(0	)(a)	—		—		—		—		—
MainStay MacKay S&P 500 Index Fund Class I	193	477		(105)		2		40		607		3		19		13
MainStay MacKay Short Duration High Yield Fund Class I	789	434		(121)		(2)		15		1,115		21		—		113
MainStay MacKay Short Term Municipal Fund Class I	427	71		(55)		0	(a)	2		445		4		—		46
MainStay MacKay Total Return Bond Fund Class R6	5,732	133		(2,103)		(61)		221		3,922		68		—		375
MainStay MAP Equity Fund Class I	287	718		(168)		3		66		906		3		26		22
MainStay U.S. Government Liquidity Fund	112	6,110		(4,940)		—		—		1,282		9		—		1,282

	$29,463	$12,258		$(15,540)		$(400)		$1,171		$26,952		$365		$462

101

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2020 Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$5,518	$106	$(3,630)	$(197)		$321	$2,118	$92		$—	103
IQ 500 International ETF	—	1	—	—		—	1	—		—	—
IQ Chaikin U.S. Large Cap ETF	9,548	2,547	(7,739)	(474)		573	4,455	76		—	180
IQ Chaikin U.S. Small Cap ETF	8,089	622	(4,216)	(402)		516	4,609	45		—	179
IQ Enhanced Core Bond U.S. ETF	2,944	1,528	(675)	(34)		131	3,894	47		—	206
IQ Enhanced Core Plus Bond U.S. ETF	60	—	(6)	(0	)(a)	1	55	1		—	3
IQ Global Resources ETF	1,215	92	(211)	(5)		20	1,111	9		—	41
IQ S&P High Yield Low Volatility Bond ETF	264	2	(32)	(1)		10	243	6		—	10
MainStay Epoch International Choice Fund Class I	4,830	204	(3,187)	(45)		(54)	1,748	88		—	50
MainStay Epoch U.S. All Cap Fund Class R6	5,870	868	(1,332)	(55)		182	5,533	41		413	197
MainStay Epoch U.S. Equity Yield Fund Class R6	4,159	532	(771)	35		180	4,135	54		121	250
MainStay Indexed Bond Fund Class I	14,516	6,091	(4,560)	(136)		745	16,656	240		—	1,589
MainStay Large Cap Growth Fund Class R6	4,780	1,254	(1,345)	(52)		(91)	4,546	—		814	440
MainStay MacKay Common Stock Fund Class I	3,401	2,040	(848)	(6)		(100)	4,487	37		354	182
MainStay MacKay Convertible Fund Class I	1,267	90	(180)	3		43	1,223	10		61	69
MainStay MacKay Growth Fund Class I	2,850	2,117	(816)	(1)		88	4,238	12		255	116
MainStay MacKay High Yield Corporate Bond Fund Class R6	323	16	(43)	3		2	301	10		—	54
MainStay MacKay High Yield Municipal Bond Fund Class I	1,837	89	(243)	0	(a)	53	1,736	36		1	137
MainStay MacKay International Equity Fund Class I	506	20	(539)	(4)		17	—	0	(a)	5	—
MainStay MacKay International Equity Fund Class R6	—	515	(54)	(5)		27	483	—		—	29
MainStay MacKay S&P 500 Index Fund Class I	3,343	821	(912)	77		(146)	3,183	57		320	66
MainStay MacKay Short Duration High Yield Fund Class I	2,768	1,399	(450)	(5)		48	3,760	73		—	381
MainStay MacKay Short Term Municipal Fund Class I	1,445	263	(189)	0	(a)	8	1,527	13		—	159
MainStay MacKay Total Return Bond Fund Class R6	16,723	1,093	(6,979)	(182)		652	11,307	197		—	1,081
MainStay MAP Equity Fund Class I	3,031	2,666	(1,232)	76		138	4,679	25		252	112
MainStay U.S. Government Liquidity Fund	—	21,622	(17,245)	—		—	4,377	28		—	4,377

	$99,287	$46,598	$(57,434)	$(1,410)		$3,364	$90,405	$1,197		$2,596

102	MainStay Target Date Funds

MainStay Retirement 2030 Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$12,439	$77	$(7,600)	$(586)		$895	$5,225	$212		$—	253
IQ 500 International ETF	—	1,296	(147)	2		94	1,245	0	(a)	—	45
IQ Chaikin U.S. Large Cap ETF	21,235	5,198	(15,988)	(1,083)		1,341	10,703	175		—	433
IQ Chaikin U.S. Small Cap ETF	22,333	2,472	(10,711)	(1,226)		1,509	14,377	132		—	560
IQ Enhanced Core Bond U.S. ETF	6	9,943	(1,526)	11		151	8,585	67		—	455
IQ Enhanced Core Plus Bond U.S. ETF	2,750	109	(485)	(11)		53	2,416	40		—	126
IQ Global Resources ETF	3,668	42	(445)	(8)		59	3,316	27		—	123
IQ S&P High Yield Low Volatility Bond ETF	581	7	(70)	(3)		23	538	13		—	22
MainStay Epoch International Choice Fund Class I	15,572	636	(9,559)	(106)		(62)	6,481	282		—	186
MainStay Epoch U.S. All Cap Fund Class R6	19,988	2,665	(4,181)	(421)		834	18,885	138		1,398	672
MainStay Epoch U.S. Equity Yield Fund Class R6	13,250	811	(1,778)	(38)		655	12,900	171		387	779
MainStay Floating Rate Fund Class I	—	7	(7)	0	(a)	—	—	0	(a)	—	—
MainStay Floating Rate Fund Class R6	—	10	(1)	(0	)(a)	0 (a)	9	0	(a)	—	1
MainStay Indexed Bond Fund Class I	8,036	6,034	(2,677)	17		367	11,777	155		—	1,124
MainStay Large Cap Growth Fund Class R6	14,584	3,465	(3,148)	(145)		(247)	14,509	—		2,478	1,403
MainStay MacKay Common Stock Fund Class I	10,165	4,564	(1,925)	3		(438)	12,369	111		1,060	502
MainStay MacKay Convertible Fund Class I	2,931	186	(393)	7		104	2,835	23		142	160
MainStay MacKay Growth Fund Class I	7,183	6,349	(1,923)	12		329	11,950	32		650	328
MainStay MacKay High Yield Corporate Bond Fund Class R6	604	32	(82)	5		4	563	18		—	101
MainStay MacKay High Yield Municipal Bond Fund Class I	4,349	174	(731)	(3)		125	3,914	84		2	308
MainStay MacKay International Equity Fund Class I	3,197	218	(2,583)	(9)		(823)	—	2		33	—
MainStay MacKay International Equity Fund Class R6	—	2,531	(409)	(34)		1,101	3,189	—		—	191
MainStay MacKay S&P 500 Index Fund Class I	10,698	1,652	(2,122)	221		(480)	9,969	186		1,046	206
MainStay MacKay Short Duration High Yield Fund Class I	6,176	3,396	(1,342)	(19)		114	8,325	162		—	843
MainStay MacKay Short Term Municipal Fund Class I	3,218	822	(662)	1		17	3,396	29		—	354
MainStay MacKay Total Return Bond Fund Class R6	29,011	2,842	(12,135)	(339)		1,166	20,545	344		—	1,964
MainStay MAP Equity Fund Class I	9,400	5,780	(2,742)	203		225	12,866	79		795	307
MainStay U.S. Government Liquidity Fund	2,696	42,564	(34,820)	—		—	10,440	75		—	10,440

	$224,070	$103,882	$(120,192)	$(3,549)		$7,116	$211,327	$2,557		$7,991

103

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2040 Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$10,728	$214	$(5,545)	$(464)		$786	$5,719	$191		$—	277
IQ 500 International ETF	—	1,379	(158)	2		102	1,325	0	(a)	—	48
IQ Chaikin U.S. Large Cap ETF	21,180	4,169	(14,004)	(975)		1,197	11,567	177		—	468
IQ Chaikin U.S. Small Cap ETF	27,395	4,823	(12,993)	(2,138)		2,260	19,347	168		—	753
IQ Enhanced Core Bond U.S. ETF	—	108	(12)	0	(a)	1	97	1		—	5
IQ Enhanced Core Plus Bond U.S. ETF	2,019	2,362	(647)	(20)		77	3,791	44		—	198
IQ Global Resources ETF	3,767	184	(592)	(11)		64	3,412	27		—	126
IQ S&P High Yield Low Volatility Bond ETF	342	16	(54)	(2)		14	316	8		—	13
MainStay Epoch International Choice Fund Class I	17,817	1,052	(9,805)	(391)		375	9,048	320		—	259
MainStay Epoch U.S. All Cap Fund Class R6	20,126	2,940	(3,775)	(378)		737	19,650	144		1,459	699
MainStay Epoch U.S. Equity Yield Fund Class R6	14,704	897	(1,946)	(151)		820	14,324	190		429	864
MainStay Floating Rate Fund Class I	—	28	(28)	0	(a)	—	—	0	(a)	—	—
MainStay Floating Rate Fund Class R6	—	34	(5)	(0	)(a)	0 (a)	29	0	(a)	—	3
MainStay Indexed Bond Fund Class I	—	116	(17)	0	(a)	2	101	1		—	10
MainStay Large Cap Growth Fund Class R6	14,014	2,594	(2,898)	35		(445)	13,300	—		2,278	1,286
MainStay MacKay Common Stock Fund Class I	9,927	4,166	(1,576)	13		(487)	12,043	107		1,020	489
MainStay MacKay Convertible Fund Class I	2,590	197	(372)	3		94	2,512	20		125	142
MainStay MacKay Growth Fund Class I	6,078	7,154	(1,752)	(12)		602	12,070	27		561	332
MainStay MacKay High Yield Corporate Bond Fund Class R6	662	54	(103)	5		5	623	20		—	111
MainStay MacKay High Yield Municipal Bond Fund Class I	3,814	462	(712)	(3)		114	3,675	75		2	289
MainStay MacKay International Equity Fund Class I	4,495	175	(3,610)	(20)		(1,040)	—	3		45	—
MainStay MacKay International Equity Fund Class R6	—	3,540	(511)	(43)		1,422	4,408	—		—	264
MainStay MacKay S&P 500 Index Fund Class I	9,173	3,115	(2,571)	151		(195)	9,673	143		803	200
MainStay MacKay Short Duration High Yield Fund Class I	2,725	5,460	(1,050)	0	(a)	80	7,215	108		—	730
MainStay MacKay Short Term Municipal Fund Class I	2,731	906	(555)	1		15	3,098	25		—	323
MainStay MacKay Total Return Bond Fund Class R6	5,576	801	(1,314)	(4)		200	5,259	83		—	503
MainStay MAP Equity Fund Class I	8,483	6,191	(2,931)	376		220	12,339	65		651	294
MainStay U.S. Government Liquidity Fund	2,782	33,287	(27,127)	—		—	8,942	69		—	8,942

	$191,128	$86,424	$(96,663)	$(4,026)		$7,020	$183,883	$2,016		$7,373

104	MainStay Target Date Funds

MainStay Retirement 2050 Fund

Affiliated Investment Companies	Value, Beginning of Period		Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)		Value, End of Period		Dividend Income		Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$5,818		$300	$(3,377)	$(240)	$426		$2,927		$105		$—	142
IQ 500 International ETF	—		907	(170)	0 (a)	55		792		0	(a)	—	29
IQ Chaikin U.S. Large Cap ETF	12,491		3,015	(8,981)	(610)	734		6,649		107		—	269
IQ Chaikin U.S. Small Cap ETF	15,396		3,460	(7,101)	(1,120)	1,262		11,897		106		—	463
IQ Enhanced Core Plus Bond U.S. ETF	243		79	(277)	(4)	6		47		3		—	2
IQ Global Resources ETF	2,147		224	(561)	(9)	40		1,841		15		—	68
MainStay Epoch International Choice Fund Class I	10,786		1,015	(6,436)	(187)	205		5,383		194		—	154
MainStay Epoch U.S. All Cap Fund Class R6	10,258		1,517	(2,681)	(65)	267		9,296		71		718	331
MainStay Epoch U.S. Equity Yield Fund Class R6	7,891		1,010	(2,026)	(49)	412		7,238		99		230	437
MainStay Large Cap Growth Fund Class R6	11,265		3,046	(3,843)	(38)	(405)		10,025		—		1,925	970
MainStay MacKay Common Stock Fund Class I	6,349		2,639	(2,178)	290	(579)		6,521		63		600	265
MainStay MacKay Convertible Fund Class I	1,398		142	(412)	(29)	69		1,168		10		67	66
MainStay MacKay Growth Fund Class I	5,574		3,056	(1,813)	(270)	225		6,772		28		574	186
MainStay MacKay High Yield Corporate Bond Fund Class R6	0	(a)	1	(1)	0 (a)	(0	)(a)	0	(a)	0	(a)	—	(0	)(b)
MainStay MacKay High Yield Municipal Bond Fund Class I	2,041		305	(574)	(1)	60		1,831		39		1	144
MainStay MacKay International Equity Fund Class I	2,932		243	(2,488)	(22)	(665)		—		2		30	—
MainStay MacKay International Equity Fund Class R6	—		2,395	(553)	(10)	907		2,739		—		—	164
MainStay MacKay S&P 500 Index Fund Class I	4,090		3,350	(1,992)	(5)	216		5,659		64		360	117
MainStay MacKay Short Duration High Yield Fund Class I	343		2,644	(570)	3	22		2,442		30		—	247
MainStay MacKay Short Term Municipal Fund Class I	1,543		580	(479)	1	8		1,653		14		—	173
MainStay MacKay Total Return Bond Fund Class R6	277		61	(297)	(2)	7		46		2		—	4
MainStay MAP Equity Fund Class I	5,040		3,499	(2,165)	129	131		6,634		41		407	158
MainStay U.S. Government Liquidity Fund	111		26,326	(21,151)	—	—		5,286		37		—	5,286

	$105,993		$59,814	$(70,126)	$(2,238)	$3,403		$96,846		$1,030		$4,912

105

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2060 Fund

Affiliated Investment Companies	Value, Beginning of Period		Purchases at Cost		Proceeds from Sales		Net Realized Gain/ (Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)		Value, End of Period		Dividend Income		Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$513		$38		$(289)		$(26)		$41		$277		$9		$—	13
IQ 500 International ETF	—		124		(6)		0	(a)	9		127		1		—	5
IQ Chaikin U.S. Large Cap ETF	1,195		303		(710)		(53)		70		805		10		—	33
IQ Chaikin U.S. Small Cap ETF	1,272		323		(309)		(50)		75		1,311		9		—	51
IQ Enhanced Core Bond U.S. ETF	—		31		(0	)(a)	0	(a)	1		32		1		—	2
IQ Enhanced Core Plus Bond U.S. ETF	1		238		(19)		(0	)(a)	3		223		1		—	12
IQ Global Resources ETF	190		23		(20)		(1)		3		195		1		—	7
MainStay Epoch International Choice Fund Class I	1,073		146		(504)		(54)		63		724		19		—	21
MainStay Epoch U.S. All Cap Fund Class R6	1,012		198		(134)		(16)		44		1,104		7		71	39
MainStay Epoch U.S. Equity Yield Fund Class R6	699		115		(88)		(8)		41		759		9		20	46
MainStay Indexed Bond Fund Class I	—		32		(0	)(a)	—		0		32		1		—	3
MainStay Large Cap Growth Fund Class R6	998		297		(241)		(16)		(30)		1,008		—		171	97
MainStay MacKay Common Stock Fund Class I	570		217		(104)		8		(35)		656		6		55	27
MainStay MacKay Convertible Fund Class I	—		0	(a)	—		(0	)(a)	0	(a)	0	(a)	—		—	0	(b)
MainStay MacKay Growth Fund Class I	384		363		(78)		(18)		30		681		2		39	19
MainStay MacKay High Yield Municipal Bond Fund Class I	—		0	(a)	—		—		0	(a)	0	(a)	0	(a)	—	0	(b)
MainStay MacKay International Equity Fund Class I	316		49		(329)		(5)		(31)		—		0	(a)	4	—
MainStay MacKay International Equity Fund Class R6	—		314		—		—		61		375		—		—	22
MainStay MacKay S&P 500 Index Fund Class I	334		273		(61)		(7)		25		564		6		33	12
MainStay MacKay Short Duration High Yield Fund Class I	0	(a)	8		(0	)(a)	(0	)(a)	0	(a)	8		0	(a)	—	1
MainStay MacKay Short Term Municipal Fund Class I	—		0	(a)	—		—		—		0	(a)	0	(a)	—	0	(b)
MainStay MacKay Total Return Bond Fund Class R6	4		235		(19)		0	(a)	4		224		2		—	21
MainStay MAP Equity Fund Class I	446		297		(95)		6		12		666		4		37	16
MainStay U.S. Government Liquidity Fund	122		2,139		(1,979)		—		—		282		2		—	282

	$9,129		$5,763		$(4,985)		$(240)		$386		$10,053		$87		$430

(a)	Less than $500.
(b)	Less than 500 shares.

106	MainStay Target Date Funds

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

MainStay Retirement 2010 Fund

Class R1	$28,167	100.0%
Class R3	12,224	16.9

MainStay Retirement 2020 Fund

Class R1	$29,497	100.0%
Class R3	11,697	49.7

MainStay Retirement 2030 Fund

Class R1	$30,763	100.0%

MainStay Retirement 2040 Fund

Class R1	$31,499	65.7%
Class R3	13,500	4.5

MainStay Retirement 2050 Fund

Class R1	$31,984	82.5%

MainStay Retirement 2060 Fund

Class A	$36,299	5.7%
Investor Class	36,139	3.1
Class I	7,133,462	73.8
Class R1	36,479	100.0
Class R2	36,108	100.0
Class R3	35,879	32.9

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of each Retirement Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Retirement 2010 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$29,458,867	$1,787,235	$(606,515)	$1,180,720

MainStay Retirement 2020 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$95,614,962	$11,591,869	$(1,915,652)	$9,676,217

MainStay Retirement 2030 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$214,953,770	$30,546,356	$(4,397,420)	$26,148,936

MainStay Retirement 2040 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$189,382,867	$26,706,886	$(3,221,262)	$23,485,624

MainStay Retirement 2050 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$100,939,210	$15,153,074	$(2,288,921)	$12,864,153

MainStay Retirement 2060 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$10,593,714	$1,109,913	$(92,972)	$1,016,941

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total

MainStay Retirement 2010 Fund	$1,227,246	$2,397,848	$3,625,094

MainStay Retirement 2020 Fund	3,644,029	7,336,817	10,980,846
MainStay Retirement 2030 Fund	6,524,841	8,623,909	15,148,750
MainStay Retirement 2040 Fund	4,829,211	6,124,000	10,953,211
MainStay Retirement 2050 Fund	2,282,756	3,838,637	6,121,393
MainStay Retirement 2060 Fund	188,990	223,443	412,433

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of securities held by each Retirement Fund and the number of certain transactions incurred by each Retirement Fund.

107

Notes to Financial Statements (Unaudited) (continued)

Note 6–Line of Credit

The Retirement Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Retirement Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Retirement Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Retirement Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Retirement Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities were as follows:

	Other
	Purchases	Sales

MainStay Retirement 2010 Fund	$6,376	$11,695
MainStay Retirement 2020 Fund	25,709	42,511
MainStay Retirement 2030 Fund	61,521	88,229
MainStay Retirement 2040 Fund	52,456	70,884
MainStay Retirement 2050 Fund	33,458	52,017
MainStay Retirement 2060 Fund	3,566	2,902

Note 9–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	56,261	$503,851
Shares issued to shareholders in reinvestment of dividends and distributions	43,260	368,143
Shares redeemed	(75,346)	(680,831)

Net increase (decrease) in shares outstanding before conversion	24,175	191,163
Shares converted into Class A (See Note 1)	11,637	104,846
Shares converted from Class A (See Note 1)	(3,771)	(33,981)

Net increase (decrease)	32,041	$262,028

Year ended October 31, 2018:
Shares sold	32,059	$316,033
Shares issued to shareholders in reinvestment of dividends and distributions	55,997	547,091
Shares redeemed	(155,700)	(1,523,975)

Net increase (decrease) in shares outstanding before conversion	(67,644)	(660,851)
Shares converted into Class A (See Note 1)	13,600	140,994
Shares converted from Class A (See Note 1)	(3,551)	(34,436)

Net increase (decrease)	(57,595)	$(554,293)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	16,748	$152,329
Shares issued to shareholders in reinvestment of dividends and distributions	5,696	48,815
Shares redeemed	(5,013)	(46,193)

Net increase (decrease) in shares outstanding before conversion	17,431	154,951
Shares converted into Investor Class (See Note 1)	3,742	33,981
Shares converted from Investor Class (See Note 1)	(11,547)	(104,846)

Net increase (decrease)	9,626	$84,086

Year ended October 31, 2018:
Shares sold	16,805	$166,795
Shares issued to shareholders in reinvestment of dividends and distributions	5,659	55,680
Shares redeemed	(13,648)	(134,362)

Net increase (decrease) in shares outstanding before conversion	8,816	88,113
Shares converted into Investor Class (See Note 1)	3,526	34,436
Shares converted from Investor Class (See Note 1)	(13,525)	(140,994)

Net increase (decrease)	(1,183)	$(18,445)

108	MainStay Target Date Funds

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	95,338	$869,400
Shares issued to shareholders in reinvestment of dividends and distributions	249,688	2,139,820
Shares redeemed	(405,477)	(3,718,176)

Net increase (decrease)	(60,451)	$(708,956)

Year ended October 31, 2018:
Shares sold	321,244	$3,179,548
Shares issued to shareholders in reinvestment of dividends and distributions	283,277	2,787,451
Shares redeemed	(542,637)	(5,369,932)

Net increase (decrease)	61,884	$597,067

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	10,000	$94,781
Shares issued to shareholders in reinvestment of dividends and distributions	18,546	164,317
Shares redeemed	(232,668)	(2,131,539)

Net increase (decrease)	(204,122)	$(1,872,441)

Year ended October 31, 2018:
Shares sold	204,817	$2,268,433
Shares issued to shareholders in reinvestment of dividends and distributions	19,623	199,172
Shares redeemed	(19,829)	(200,383)

Net increase (decrease)	204,611	$2,267,222

Class R2	Shares	Amount

Year ended October 31, 2018:
Shares sold	1,726	$18,437
Shares issued to shareholders in reinvestment of dividends and distributions	2,874	28,278
Shares redeemed	(252,377)	(2,690,676)

Net increase (decrease)	(247,777)	$(2,643,961)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares issued to shareholders in reinvestment of dividends and distributions	593	$5,192
Shares redeemed	—	—

Net increase (decrease)	593	$5,192

Year ended October 31, 2018:
Shares sold	7	$70
Shares issued to shareholders in reinvestment of dividends and distributions	623	6,250

Net increase (decrease)	630	$6,320

MainStay Retirement 2020 Fund
Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	138,084	$1,346,014
Shares issued to shareholders in reinvestment of dividends and distributions	237,266	2,118,782
Shares redeemed	(240,189)	(2,350,891)

Net increase (decrease) in shares outstanding before conversion	135,161	1,113,905
Shares converted into Class A (See Note 1)	35,521	346,364
Shares converted from Class A (See Note 1)	(788)	(7,560)

Net increase (decrease)	169,894	$1,452,709

Year ended October 31, 2018:
Shares sold	345,194	$3,708,835
Shares issued to shareholders in reinvestment of dividends and distributions	181,671	1,940,250
Shares redeemed	(383,515)	(4,149,125)

Net increase (decrease) in shares outstanding before conversion	143,350	1,499,960
Shares converted into Class A (See Note 1)	75,420	835,810
Shares converted from Class A (See Note 1)	(7,274)	(78,160)

Net increase (decrease)	211,496	$2,257,610

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	54,872	$536,293
Shares issued to shareholders in reinvestment of dividends and distributions	34,739	311,611
Shares redeemed	(38,992)	(377,858)

Net increase (decrease) in shares outstanding before conversion	50,619	470,046
Shares converted into Investor Class (See Note 1)	785	7,560
Shares converted from Investor Class (See Note 1)	(35,392)	(346,364)

Net increase (decrease)	16,012	$131,242

Year ended October 31, 2018:
Shares sold	122,150	$1,326,283
Shares issued to shareholders in reinvestment of dividends and distributions	25,122	269,305
Shares redeemed	(48,569)	(521,831)

Net increase (decrease) in shares outstanding before conversion	98,703	1,073,757
Shares converted into Investor Class (See Note 1)	7,254	78,160
Shares converted from Investor Class (See Note 1)	(75,248)	(835,810)

Net increase (decrease)	30,709	$316,107

109

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	567,976	$5,562,483
Shares issued to shareholders in reinvestment of dividends and distributions	957,050	8,594,312
Shares redeemed	(1,924,402)	(18,600,581)

Net increase (decrease)	(399,376)	$(4,443,786)

Year ended October 31, 2018:
Shares sold	974,763	$10,579,472
Shares issued to shareholders in reinvestment of dividends and distributions	793,382	8,512,994
Shares redeemed	(1,699,110)	(18,337,353)

Net increase (decrease)	69,035	$755,113

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,219	$32,774
Shares issued to shareholders in reinvestment of dividends and distributions	21,502	198,460
Shares redeemed	(216,151)	(2,086,265)

Net increase (decrease)	(191,430)	$(1,855,031)

Year ended October 31, 2018:
Shares sold	188,947	$2,257,835
Shares issued to shareholders in reinvestment of dividends and distributions	17,010	187,110
Shares redeemed	(14,016)	(154,792)

Net increase (decrease)	191,941	$2,290,153

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,336	$13,010
Shares issued to shareholders in reinvestment of dividends and distributions	824	7,419
Shares redeemed	(111)	(1,028)

Net increase (decrease)	2,049	$19,401

Year ended October 31, 2018:
Shares sold	6,046	$67,100
Shares issued to shareholders in reinvestment of dividends and distributions	5,426	58,328
Shares redeemed	(254,674)	(2,926,082)

Net increase (decrease)	(243,202)	$(2,800,654)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	778	$7,704
Shares issued to shareholders in reinvestment of dividends and distributions	155	1,423
Shares redeemed	(4,244)	(45,025)

Net increase (decrease)	(3,311)	$(35,898)

Year ended October 31, 2018:
Shares sold	1,454	$15,890
Shares issued to shareholders in reinvestment of dividends and distributions	551	5,993
Shares redeemed	(2,601)	(28,117)

Net increase (decrease)	(596)	$(6,234)

MainStay Retirement 2030 Fund
Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	232,705	$2,428,422
Shares issued to shareholders in reinvestment of dividends and distributions	360,086	3,392,006
Shares redeemed	(310,910)	(3,255,253)

Net increase (decrease) in shares outstanding before conversion	281,881	2,565,175
Shares converted into Class A (See Note 1)	77,029	799,521
Shares converted from Class A (See Note 1)	(8,631)	(88,378)

Net increase (decrease)	350,279	$3,276,318

Year ended October 31, 2018:
Shares sold	687,722	$7,966,083
Shares issued to shareholders in reinvestment of dividends and distributions	163,995	1,879,390
Shares redeemed	(421,175)	(4,859,325)

Net increase (decrease) in shares outstanding before conversion	430,542	4,986,148
Shares converted into Class A (See Note 1)	207,596	2,442,383
Shares converted from Class A (See Note 1)	(11,555)	(134,458)

Net increase (decrease)	626,583	$7,294,073

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	185,522	$1,928,717
Shares issued to shareholders in reinvestment of dividends and distributions	76,688	724,703
Shares redeemed	(63,284)	(654,304)

Net increase (decrease) in shares outstanding before conversion	198,926	1,999,116
Shares converted into Investor Class (See Note 1)	8,597	88,378
Shares converted from Investor Class (See Note 1)	(76,807)	(799,521)

Net increase (decrease)	130,716	$1,287,973

Year ended October 31, 2018:
Shares sold	304,030	$3,532,497
Shares issued to shareholders in reinvestment of dividends and distributions	34,356	395,098
Shares redeemed	(106,838)	(1,244,809)

Net increase (decrease) in shares outstanding before conversion	231,548	2,682,786
Shares converted into Investor Class (See Note 1)	11,525	134,458
Shares converted from Investor Class (See Note 1)	(207,207)	(2,442,383)

Net increase (decrease)	35,866	$374,861

110	MainStay Target Date Funds

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,459,927	$15,244,925
Shares issued to shareholders in reinvestment of dividends and distributions	2,128,944	20,224,964
Shares redeemed	(3,873,593)	(40,378,352)

Net increase (decrease)	(284,722)	$(4,908,463)

Year ended October 31, 2018:
Shares sold	2,095,068	$24,450,716
Shares issued to shareholders in reinvestment of dividends and distributions	1,085,269	12,534,858
Shares redeemed	(1,858,449)	(21,667,706)

Net increase (decrease)	1,321,888	$15,317,868

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	5,861	$64,906
Shares issued to shareholders in reinvestment of dividends and distributions	41,499	403,377
Shares redeemed	(417,150)	(4,283,858)

Net increase (decrease)	(369,790)	$(3,815,575)

Year ended October 31, 2018:
Shares sold	355,349	$4,423,198
Shares issued to shareholders in reinvestment of dividends and distributions	20,736	244,473
Shares redeemed	(5,866)	(70,074)

Net increase (decrease)	370,219	$4,597,597

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	5,664	$58,622
Shares issued to shareholders in reinvestment of dividends and distributions	1,806	17,071
Shares redeemed	(665)	(6,560)

Net increase (decrease)	6,805	$69,133

Year ended October 31, 2018:
Shares sold	14,385	$168,235
Shares issued to shareholders in reinvestment of dividends and distributions	6,246	71,704
Shares redeemed	(471,844)	(5,662,230)

Net increase (decrease)	(451,213)	$(5,422,291)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,792	$18,957
Shares issued to shareholders in reinvestment of dividends and distributions	3,938	37,726
Shares redeemed	(88)	(938)

Net increase (decrease)	5,642	$55,745

Year ended October 31, 2018:
Shares sold	10,045	$118,639
Shares issued to shareholders in reinvestment of dividends and distributions	1,738	20,210
Shares redeemed	(9,584)	(112,918)

Net increase (decrease)	2,199	$25,931

MainStay Retirement 2040 Fund
Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	199,342	$2,113,113
Shares issued to shareholders in reinvestment of dividends and distributions	275,456	2,644,329
Shares redeemed	(222,784)	(2,362,795)

Net increase (decrease) in shares outstanding before conversion	252,014	2,394,647
Shares converted into Class A (See Note 1)	68,070	729,182
Shares converted from Class A (See Note 1)	(8,410)	(88,729)

Net increase (decrease)	311,674	$3,035,100

Year ended October 31, 2018:
Shares sold	412,137	$4,990,641
Shares issued to shareholders in reinvestment of dividends and distributions	99,305	1,189,675
Shares redeemed	(281,417)	(3,408,847)

Net increase (decrease) in shares outstanding before conversion	230,025	2,771,469
Shares converted into Class A (See Note 1)	191,664	2,361,959
Shares converted from Class A (See Note 1)	(8,692)	(107,253)

Net increase (decrease)	412,997	$5,026,175

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	211,772	$2,282,612
Shares issued to shareholders in reinvestment of dividends and distributions	104,105	1,007,735
Shares redeemed	(87,402)	(937,697)

Net increase (decrease) in shares outstanding before conversion	228,475	2,352,650
Shares converted into Investor Class (See Note 1)	8,348	88,729
Shares converted from Investor Class (See Note 1)	(67,578)	(729,182)

Net increase (decrease)	169,245	$1,712,197

Year ended October 31, 2018:
Shares sold	355,752	$4,346,847
Shares issued to shareholders in reinvestment of dividends and distributions	34,899	420,879
Shares redeemed	(112,906)	(1,382,939)

Net increase (decrease) in shares outstanding before conversion	277,745	3,384,787
Shares converted into Investor Class (See Note 1)	8,636	107,253
Shares converted from Investor Class (See Note 1)	(190,587)	(2,361,959)

Net increase (decrease)	95,794	$1,130,081

111

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,165,642	$12,610,568
Shares issued to shareholders in reinvestment of dividends and distributions	1,907,058	18,536,600
Shares redeemed	(2,794,988)	(30,041,285)

Net increase (decrease)	277,712	$1,105,883

Year ended October 31, 2018:
Shares sold	2,014,600	$24,741,114
Shares issued to shareholders in reinvestment of dividends and distributions	744,002	9,017,301
Shares redeemed	(1,113,294)	(13,672,293)

Net increase (decrease)	1,645,308	$20,086,122

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	13,936	$155,840
Shares issued to shareholders in reinvestment of dividends and distributions	52,978	526,072
Shares redeemed	(536,371)	(5,710,659)

Net increase (decrease)	(469,457)	$(5,028,747)

Year ended October 31, 2018:
Shares sold	463,827	$5,993,968
Shares issued to shareholders in reinvestment of dividends and distributions	22,761	281,104
Shares redeemed	(15,567)	(195,166)

Net increase (decrease)	471,021	$6,079,906

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	718	$7,780
Shares issued to shareholders in reinvestment of dividends and distributions	617	5,994
Shares redeemed	(458)	(4,923)

Net increase (decrease)	877	$8,851

Year ended October 31, 2018:
Shares sold	38,797	$469,708
Shares issued to shareholders in reinvestment of dividends and distributions	3,068	37,000
Shares redeemed	(581,364)	(7,295,381)

Net increase (decrease)	(539,499)	$(6,788,673)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	7,156	$76,353
Shares issued to shareholders in reinvestment of dividends and distributions	2,837	27,688
Shares redeemed	(6,645)	(72,823)

Net increase (decrease)	3,348	$31,218

Year ended October 31, 2018:
Shares sold	13,657	$168,717
Shares issued to shareholders in reinvestment of dividends and distributions	581	7,067
Shares redeemed	(2,403)	(29,783)

Net increase (decrease)	11,835	$146,001

MainStay Retirement 2050 Fund
Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	101,144	$1,081,454
Shares issued to shareholders in reinvestment of dividends and distributions	133,939	1,276,441
Shares redeemed	(98,260)	(1,038,243)

Net increase (decrease) in shares outstanding before conversion	136,823	1,319,652
Shares converted into Class A (See Note 1)	58,125	621,719
Shares converted from Class A (See Note 1)	(10,921)	(114,803)

Net increase (decrease)	184,027	$1,826,568

Year ended October 31, 2018:
Shares sold	193,630	$2,369,176
Shares issued to shareholders in reinvestment of dividends and distributions	42,787	514,300
Shares redeemed	(136,317)	(1,652,093)

Net increase (decrease) in shares outstanding before conversion	100,100	1,231,383
Shares converted into Class A (See Note 1)	184,670	2,293,642
Shares converted from Class A (See Note 1)	(7,281)	(89,745)

Net increase (decrease)	277,489	$3,435,280

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	190,183	$2,033,243
Shares issued to shareholders in reinvestment of dividends and distributions	100,979	961,325
Shares redeemed	(75,956)	(806,702)

Net increase (decrease) in shares outstanding before conversion	215,206	2,187,866
Shares converted into Investor Class (See Note 1)	10,932	114,803
Shares converted from Investor Class (See Note 1)	(58,232)	(621,719)

Net increase (decrease)	167,906	$1,680,950

Year ended October 31, 2018:
Shares sold	330,558	$4,034,236
Shares issued to shareholders in reinvestment of dividends and distributions	33,209	398,504
Shares redeemed	(105,841)	(1,291,456)

Net increase (decrease) in shares outstanding before conversion	257,926	3,141,284
Shares converted into Investor Class (See Note 1)	7,296	89,745
Shares converted from Investor Class (See Note 1)	(185,095)	(2,293,642)

Net increase (decrease)	80,127	$937,387

112	MainStay Target Date Funds

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,300,725	$13,867,261
Shares issued to shareholders in reinvestment of dividends and distributions	1,118,634	10,738,889
Shares redeemed	(2,761,942)	(29,464,588)

Net increase (decrease)	(342,583)	$(4,858,438)

Year ended October 31, 2018:
Shares sold	1,714,547	$21,090,655
Shares issued to shareholders in reinvestment of dividends and distributions	407,686	4,928,922
Shares redeemed	(1,005,196)	(12,367,518)

Net increase (decrease)	1,117,037	$13,652,059

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	21,774	$237,997
Shares issued to shareholders in reinvestment of dividends and distributions	56,494	545,736
Shares redeemed	(500,097)	(5,166,943)

Net increase (decrease)	(421,829)	$(4,383,210)

Year ended October 31, 2018:
Shares sold	424,065	$5,397,322
Shares issued to shareholders in reinvestment of dividends and distributions	20,475	248,770
Shares redeemed	(21,813)	(270,271)

Net increase (decrease)	422,727	$5,375,821

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,132	$22,667
Shares issued to shareholders in reinvestment of dividends and distributions	1,305	12,486
Shares redeemed	(1,052)	(12,090)

Net increase (decrease)	2,385	$23,063

Year ended October 31, 2018:
Shares sold	18,456	$227,792
Shares issued to shareholders in reinvestment of dividends and distributions	1,451	17,497
Shares redeemed	(429,184)	(5,403,381)

Net increase (decrease)	(409,277)	$(5,158,092)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,567	$28,172
Shares issued to shareholders in reinvestment of dividends and distributions	2,787	26,813
Shares redeemed	(1,650)	(16,812)

Net increase (decrease)	3,704	$38,173

Year ended October 31, 2018:
Shares sold	3,387	$41,668
Shares issued to shareholders in reinvestment of dividends and distributions	1,071	12,972
Shares redeemed	(4,087)	(50,317)

Net increase (decrease)	371	$4,323

MainStay Retirement 2060 Fund
Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	29,701	$349,064
Shares issued to shareholders in reinvestment of dividends and distributions	3,479	37,202
Shares redeemed	(19,611)	(232,984)

Net increase (decrease) in shares outstanding before conversion	13,569	153,282
Shares converted into Class A (See Note 1)	4,175	49,734
Shares converted from Class A (See Note 1)	(12)	(159)

Net increase (decrease)	17,732	$202,857

Year ended October 31, 2018:
Shares sold	33,730	$450,781
Shares issued to shareholders in reinvestment of dividends and distributions	404	5,314
Shares redeemed	(8,839)	(118,694)

Net increase (decrease) in shares outstanding before conversion	25,295	337,401
Shares converted into Class A (See Note 1)	3,139	42,267
Shares converted from Class A (See Note 1)	(2,590)	(35,570)

Net increase (decrease)	25,844	$344,098

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	44,941	$533,172
Shares issued to shareholders in reinvestment of dividends and distributions	6,034	64,260
Shares redeemed	(7,663)	(91,714)

Net increase (decrease) in shares outstanding before conversion	43,312	505,718
Shares converted into Investor Class (See Note 1)	13	159
Shares converted from Investor Class (See Note 1)	(4,192)	(49,734)

Net increase (decrease)	39,133	$456,143

Year ended October 31, 2018:
Shares sold	43,234	$578,147
Shares issued to shareholders in reinvestment of dividends and distributions	632	8,297
Shares redeemed	(5,584)	(74,975)

Net increase (decrease) in shares outstanding before conversion	38,282	511,469
Shares converted into Investor Class (See Note 1)	2,597	35,570
Shares converted from Investor Class (See Note 1)	(3,147)	(42,267)

Net increase (decrease)	37,732	$504,772

113

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	81,125	$962,106
Shares issued to shareholders in reinvestment of dividends and distributions	65,031	692,579
Shares redeemed	(8,270)	(101,303)

Net increase (decrease)	137,886	$1,553,382

Year ended October 31, 2018:
Shares sold	100,651	$1,344,577
Shares issued to shareholders in reinvestment of dividends and distributions	26,770	350,681
Shares redeemed	(20,878)	(281,285)

Net increase (decrease)	106,543	$1,413,973

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	12,033	$143,496
Shares issued to shareholders in reinvestment of dividends and distributions	9,158	97,621
Shares redeemed	(106,144)	(1,217,500)

Net increase (decrease)	(84,953)	$(976,383)

Year ended October 31, 2018:
Shares sold	89,821	$1,223,883
Shares issued to shareholders in reinvestment of dividends and distributions	3,269	42,828
Shares redeemed	(7,748)	(106,070)

Net increase (decrease)	85,342	$1,160,641

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	—	$1
Shares issued to shareholders in reinvestment of dividends and distributions	259	2,756

Net increase (decrease)	259	$2,757

Year ended October 31, 2018:
Shares sold	3,654	$48,737
Shares issued to shareholders in reinvestment of dividends and distributions	108	1,409
Shares redeemed	(66,223)	(903,219)

Net increase (decrease)	(62,461)	$(853,073)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	256	$3,027
Shares issued to shareholders in reinvestment of dividends and distributions	739	7,873

Net increase (decrease)	995	$10,900

Year ended October 31, 2018:
Shares sold	182	$2,432
Shares issued to shareholders in reinvestment of dividends and distributions	298	3,904
Shares redeemed	—	(2)

Net increase (decrease)	480	$6,334

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019 through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting held on December 10-12, 2018, the Board approved Agreements and Plans of Reorganization providing for the acquisition of the assets and liabilities of each Retirement Fund by its respective “Acquiring Fund,” as set out in the below chart, each a series of MainStay Funds Trust, in exchange for shares of the Acquiring Fund, followed by the distribution of shares of the same class of the Acquiring Fund to the shareholders of each respective Retirement Fund and the complete liquidation of each Retirement Fund (the “Reorganizations”).

Retirement Funds	Acquiring Funds
MainStay Retirement 2010 Fund	MainStay Conservative Allocation Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund	MainStay Moderate Allocation Fund
MainStay Retirement 2040 Fund	MainStay Moderate Growth Allocation Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund	MainStay Growth Allocation Fund

The Reorganizations do not require shareholder approval. The Reorganizations are scheduled to take place on or about June 14, 2019.

114	MainStay Target Date Funds

Board Consideration and Approval of Management Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, and MainStay Retirement 2060 Fund (“Funds”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement.

In reaching the decision to approve the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to each Fund, if any, and, when applicable, the rationale for any differences in each Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Management Agreement and investment performance reports on each Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to each Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding each Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of each Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with each Fund; (iv) the extent to which economies of scale have been realized or may be realized if each Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of each Fund’s management fee and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. The Board also took into account New York Life Investments’ proposal to reorganize each Fund with and into one of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund or MainStay Growth Allocation Fund, each a series of MainStay Funds Trust, on or about June 15, 2019. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Management Agreement was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of

115

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of each Fund and that each Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in each Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 10-12, 2018 in-person meeting are summarized in more detail below. The Board evaluated the information available to it on a Fund-by-Fund basis, and its decision was made separately with respect to each Fund.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to each Fund.

The Board also considered the full range of services that New York Life Investments provides to each Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit each Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Funds’ prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to each Fund and managing other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged New York Life Investments’ continued commitment to further developing and strengthening compliance programs relating to each Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between each Fund’s investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support each Fund. In this regard, the Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that each Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective, strategies and risks, as disclosed in the Funds’ prospectus. The Board particularly considered investment reports on and analysis of each Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to relevant investment categories and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of each Fund as compared to peer funds.

In evaluating the performance of the MainStay Retirement 2060 Fund, the Board recognized that the Fund had not been in operation for a

116	MainStay Target Date Funds

sufficient time period to establish a meaningful investment performance track record. In evaluating each other Fund’s investment performance, the Board generally placed greater emphasis on each Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Fund’s investment performance as well as discussions between each Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. Because the Funds invest substantially all of their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Funds invest, including the investment performance of the underlying funds. In considering the investment performance of the MainStay Retirement 2010 Fund, the Board noted that the Fund underperformed its benchmark index and peer funds over recent periods and performed favorably compared to its peer funds over the longer-term period. The Board considered its discussions with representatives from New York Life Investments regarding the MainStay Retirement 2010 Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the long-term investment performance of each Fund, along with ongoing efforts by New York Life Investments to seek to enhance investment returns, supported a determination to approve the continuation of the Management Agreement. Each Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Management Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with each Fund.

The Board noted that the shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The Board considered that the Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of each Fund. The Board considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to each Fund. The Board also recognized that each Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to each Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of each Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Funds. The Board observed that, in addition to fees earned by New York Life Investments for managing each Fund, New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as each Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of each Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board

117

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

noted that, although it assessed the overall profitability of each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with each Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Fund’s total ordinary operating expenses.

In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of fees and expenses the Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ disclosure of and process for monitoring potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of each Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of each Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as each Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Fund’s net management fee and expenses. The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of each Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to each Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on each Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of each Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and each Fund’s transfer agent, charges each Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to each Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to each Fund.

The Board considered that, because each Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of each Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that each Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Management Agreement, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as each Fund Grows

The Board considered whether each Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with each Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at

118	MainStay Target Date Funds

scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted that it separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Funds invest and the benefit of any breakpoints in the management fee schedules for these MainStay Funds would pass through to shareholders of the Funds at the specified levels of underlying MainStay Fund assets.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that each Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of each Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

119

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Retirement Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800- 624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Retirement Funds’ Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

120	MainStay Target Date Funds

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737583 MS065-19	MSRF10-06/19 (NYLIM) NL233

MainStay U.S. Government Liquidity Fund

Semiannual Report

April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class I Shares	$1,000.00	$1,011.00	$0.75	$1,024.05	$0.75	0.15%

1

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

2	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of April 30, 2019 (Unaudited)

‡	Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 3 for specific holdings within these categories. The Fund’s holdings are subject to change.

MainStay U.S. Government Liquidity Fund	3

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value

Short-Term Investments 100.0% †
Government Agency Debt 44.6%
Federal Agricultural Mortgage Corp. (a) 2.448%, due 6/3/19	$25,000,000	$24,944,771
2.451%, due 6/17/19	30,000,000	29,904,237
Federal Farm Credit Banks 2.448%, due 5/31/19 (a)	17,000,000	16,966,142
Federal Home Loan Banks (a) 2.445%, due 5/15/19	10,000,000	9,990,764
2.446%, due 5/17/19	8,000,000	7,991,467
2.448%, due 5/29/19	10,000,000	9,981,100
2.448%, due 5/31/19	12,500,000	12,475,125
2.449%, due 6/5/19	95,377,000	95,156,030
Tennessee Valley Authority (a) 2.438%, due 5/7/19	13,000,000	12,994,800
2.439%, due 5/7/19	35,000,000	34,985,994
2.445%, due 5/14/19	100,000,000	99,913,333

Total Government Agency Debt (Cost $355,303,763)		355,303,763

Treasury Debt 55.4%
United States Treasury Bills (a) 2.404%, due 5/7/19	69,877,000	69,849,387
2.409%, due 5/9/19	63,933,000	63,899,151
2.418%, due 5/28/19	124,879,000	124,656,091
2.42%, due 5/14/19	3,015,000	3,012,405
2.423%, due 5/14/19	121,852,000	121,747,055
2.43%, due 5/21/19	49,068,000	49,003,257
2.436%, due 5/28/19	9,591,000	9,573,751

Total Treasury Debt (Cost $441,741,097)		441,741,097

Total Investments (Amortized Cost $797,044,860)	100.0%	797,044,860
Other Assets, Less Liabilities	0.0 ‡	46,679

Net Assets	100.0%	$797,091,539

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Interest rate shown represents yield to maturity.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$355,303,763	$—	$355,303,763
Treasury Debt	—	441,741,097	—	441,741,097

Total Investments in Securities	$—	$797,044,860	$—	$797,044,860

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

4	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities, at value (amortized cost $797,044,860)	$797,044,860
Cash	231,431
Prepaid offering costs (See Note 2)	26,555

Total assets	797,302,846

Liabilities
Payables:
Manager (See Note 3)	81,649
Professional fees	68,015
Custodian	29,463
Shareholder communication	11,396
Trustees	7,564
Accrued expenses	12,037
Dividend payable	1,183

Total liabilities	211,307

Net assets	$797,091,539

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$797,091
Additional paid-in capital	796,293,489

797,090,580
Total distributable earnings (loss)	959

Net assets	$797,091,539

Shares of beneficial interest outstanding	797,090,580

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	MainStay U.S. Government Liquidity Fund	5

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$9,187,666
Other	988

Total income	9,188,654

Expenses
Manager (See Note 3)	469,160
Professional fees	76,283
Custodian	18,839
Trustees	17,097
Amortization of offering costs (See Note 2)	9,588
Shareholder communication	7,041
Miscellaneous	14,386
Organization Expense	2,106

Total expenses before waiver/reimbursement	614,500
Expense waiver/reimbursement from Manager (See Note 3)	(28,050)

Net expenses	586,450

Net investment income (loss)	8,602,204

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(3,364)

Net increase (decrease) in net assets resulting from operations	$8,598,840

6	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and for the period July 2, 2018 (inception date) through October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,602,204	$5,715,065
Net realized gain (loss) on	(3,364)	4,323

Net increase (decrease) in net assets resulting from operations	8,598,840	5,719,388

Distributions to shareholders	(8,602,204)	(5,715,065)

Capital share transactions:
Net proceeds from sale of shares	7,824,917,457	5,946,373,164
Net asset value of shares issued to shareholders in reinvestment of dividends	8,601,018	5,713,910
Cost of shares redeemed	(7,904,867,340)	(5,083,647,629)

Increase (decrease) in net assets derived from capital share transactions	(71,348,865)	868,439,445

Net increase (decrease) in net assets	(71,352,229)	868,443,768

Net Assets
Beginning of period	868,443,768	—

End of period	$797,091,539	$868,443,768

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	MainStay U.S. Government Liquidity Fund	7

Financial Highlights selected per share data and ratios

Class I	Six months ended April 30, 2019*	July 2, 2018** through October 31, 2018

Net asset value at beginning of period	$1.00	$1.00

Net investment income (loss)	0.01	0.01

Total from investment operations	0.01	0.01

Less dividends:

From net investment income	(0.01)	(0.01)

Net asset value at end of period	$1.00	$1.00

Total investment return (a)	1.10%	0.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	2.20%	1.82%

Net expenses††	0.15%	0.15%

Expenses (before waiver/reimbursement)††	0.16%	0.16%

Net assets at end of period (in 000’s)	$797,092	$868,444

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

8	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers one class of shares. Class I shares commenced operations on July 2, 2018. Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent

MainStay U.S. Government Liquidity Fund	9

in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.

10	MainStay U.S. Government Liquidity Fund

(F)  Offering and Organization Costs.  Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of its average daily net assets. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

MainStay U.S. Government Liquidity Fund	11

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $469,160. Additionally, New York Life Investments reimbursed expenses in the amount of $28,050, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. As of April 30, 2019, the Fund did not record any transfer agent expenses.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

During the period ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$5,715,065

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Capital Share Transactions

Six-month period ended April 30, 2019:
Shares sold	7,824,917,457
Shares issued to shareholders in reinvestment of distributions	8,601,018
Shares redeemed	(7,904,867,340)

Net increase (decrease)	(71,348,865)

Period ended October 31, 2018 (a):
Shares sold	5,946,373,164
Shares issued to shareholders in reinvestment of dividends and distributions	5,713,910
Shares redeemed	(5,083,647,629)

Net increase (decrease)	868,439,445

(a)	The inception date of the Fund was July 2, 2018.

Note 7–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

12	MainStay U.S. Government Liquidity Fund

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

MainStay U.S. Government Liquidity Fund	13

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund’s Form N-MFP is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

14	MainStay U.S. Government Liquidity Fund

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)     Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date: July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date: July 2, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date: July 2, 2019

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.